As filed with the Securities and Exchange Commission on October 10, 2018
Securities Act Registration No. 333-

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-2

☐ Registration Statement under the Securities Act of 1933
☐ Pre-Effective Amendment No.
☒ Post-Effective Amendment No. 1
and/or
☐ Registration Statement Under the Investment Company Act of 1940
☐  Amendment No.

Apollo Investment Corporation
(Exact Name of Registrant as Specified in the Charter)

9 West 57th Street
New York, NY 10019
(Address of Principal Executive Offices)
Registrant’s Telephone Number, including Area Code: (212) 515-3450
Joseph D. Glatt
Cindy Z. Michel
c/o Apollo Investment Corporation
9 West 57th Street
New York, NY 10019
(Name and Address of Agent for Service)

Copies to:
Michael K. Hoffman, Esq.
Skadden, Arps, Slate, Meagher & Flom LLP
Four Times Square
New York, New York 10036
(212) 735-3000

Approximate date of proposed public offering:
From time to time after the effective date of this Registration Statement

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with dividend or interest reinvestment plans, check the following box    ☒
It is proposed that this filing will become effective (check appropriate box):
☐    when declared effective pursuant to section 8(c)

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered	Proposed Maximum Offering Price per Unit	Proposed Maximum Aggregate Offering Price	Amount of Registration Fee
Common Stock, $0.001 par value per share (2)(3)
Preferred Stock, $0.001 par value per share (2)
Subscription Rights (2)
Warrants (4)
Debt Securities (5)
Units (6)
Purchase Contracts (7)
Total (8)			$1,500,000,000 (8)	$174,300 (1)(9)

(1)
Estimated pursuant to Rule 457(o) under the Securities Act of 1933, as amended, solely for the purpose of determining the registration fee. The proposed maximum offering price per security will be determined, from time to time, by the Registrant in connection with the sale by the Registrant of the securities registered under this registration statement. Prior to the initial filing of this registration statement, $1,045,720,000 aggregate principal amount of securities remained registered and unsold pursuant to Registration Statement No. 333-189817, which was initially filed by the Registrant on July 5, 2013. Pursuant to Rule 457(p), $142,637 of the total filing fee of $174,300 required in connection with the initial registration of $1,500,000,000 aggregate principal amount of securities under the Registration Statement No. 333-205660 was offset against the $142,637 filing fee associated with the unsold securities registered under Registration Statement No. 333-189817, and an additional $31,663 was paid in connection with the filing of the Registration Statement No. 333-205660. No sales were made under Registration Statement No. 333-205660.

(2)
Subject to Note 8 below, there is being registered hereunder an indeterminate principal amount of common stock or preferred stock, or subscription rights to purchase shares of common stock as may be sold, from time to time separately or as units in combination with other securities registered hereunder.

(3)
Includes such indeterminate number of shares of common stock as may, from time to time, be issued upon conversion or exchange of other securities registered hereunder, to the extent any such securities are, by their terms, convertible or exchangeable for common stock.

(4)
Subject to Note 8 below, there is being registered hereunder an indeterminate principal amount of warrants as may be sold, from time to time, representing rights to purchase common stock, preferred stock or debt securities.

(5)
Subject to Note 8 below, there is being registered hereunder an indeterminate principal amount of debt securities as may be sold, from time to time. If any debt securities are issued at an original issue discount, then the offering price shall be in such greater principal amount as shall result in an aggregate price to investors not to exceed $1,500,000,000.

(6)
Subject to Note 8 below, there is being registered hereunder an indeterminate principal amount of units issuable upon conversion or exchange of securities registered hereunder to the extent any such securities, are, by their terms convertible into or exchangeable for units, including upon the exercise of warrants or delivery upon settlement of purchase contracts. Each unit may consist of a combination of any two or more of the securities being registered hereby or debt obligations of third parties, including U.S. Treasury securities.

(7)
Subject to Note 8 below, there is being registered hereunder an indeterminate principal amount of purchase contracts issuable upon conversion or exchange of securities registered hereunder to the extent any such securities are, by their terms convertible into or exchangeable for purchase contracts. Each purchase contract obligates the registrant to sell, and the holder thereof to purchase, an indeterminate number of debt securities, common stock, preferred stock or other securities registered hereunder.

(8)	In no event will the aggregate offering price of all securities issued from time to time pursuant to this registration statement exceed $1,500,000,000.

(9)	Previously paid.
The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer and sale is not permitted.

PRELIMINARY PROSPECTUS SUBJECT TO COMPLETION OCTOBER 10, 2018
$1,500,000,000
Common Stock
Preferred Stock
Warrants
Debt Securities
Units
Subscription Rights
Purchase Contracts

Apollo Investment Corporation is a closed-end, externally managed, non-diversified management investment company that has elected to be treated as a business development company, or BDC, under the Investment Company Act of 1940, or 1940 Act. Our investment objective is to generate current income and capital appreciation. We invest primarily in various forms of debt investments including secured and unsecured debt, loan investments and/or equity in private middle market companies. We may also invest in the securities of public companies and structured products such as collateralized loan obligations and credit-linked notes. We fund a portion of our investment with borrowed money, a practice commonly known as leverage. We can offer no assurances that we will continue to achieve our objective.
Apollo Investment Management, L.P., a wholly-owned subsidiary of Apollo Global Management, LLC, a leading global alternative investment manager, serves as our investment adviser. Apollo Investment Administration, LLC provides the administrative services necessary for us to operate.
We may offer, from time to time, in one or more offerings, together or separately, up to $1,500,000,000 of our common stock, preferred stock, debt securities, units, subscription rights, purchase contracts or warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, which we refer to, collectively, as the “securities.” The securities may be offered at prices and on terms to be described in one or more supplements to this prospectus.
Our common stock is quoted on The Nasdaq Global Select Market under the symbol “AINV.” The last reported closing price for our common stock on October 9, 2018 was $5.48 per share.
This prospectus, and the accompanying prospectus supplement, contains important information you should know before investing in our securities. Please read it before you invest and keep it for future reference. We file annual, quarterly and current reports, proxy statements and other information with the Securities and Exchange Commission. This information is available free of charge by contacting us at 9 West 57th Street, New York, NY 10019 or by calling us collect at (212) 515-3450 or on our website at www.apolloic.com. The SEC also maintains a website at www.sec.gov that contains such information free of charge.
Investing in our securities involves a high degree of risk and is highly speculative. Before buying any securities, you should read the discussion of the material risks of investing in our securities in “Risk Factors” beginning on page 8 of this prospectus.
We invest in securities that have been rated below investment grade by independent rating agencies or that would be rated below investment grade if they were rated. These securities, which are often referred to as “junk” or “high yield,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. They may also be difficult to value and illiquid.
Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
This prospectus may not be used to consummate sales of securities unless accompanied by a prospectus supplement.

The date of this Prospectus is                     , 2018.

You should rely only on the information contained in this prospectus and the accompanying prospectus supplement. We have not authorized anyone to provide you with additional information, or information different from that contained in this prospectus and the accompanying prospectus supplement. If anyone provides you with different or additional information, you should not rely on it. We are offering to sell, and seeking offers to buy, securities only in jurisdictions where offers and sales are permitted. The information contained in or incorporated by reference in this prospectus and the accompanying prospectus supplement is accurate only as of the date of this prospectus or such prospectus supplement. We will update these documents to reflect material changes. Our business, financial condition, results of operations and prospects may have changed since then.

i

ABOUT THIS PROSPECTUS
This prospectus is part of a registration statement that we have filed with the Securities and Exchange Commission, or the SEC, using the “shelf” registration process. Under the shelf registration process, we may offer, from time to time, up to $1,500,000,000 of our common stock, preferred stock, debt securities, units, subscription rights, purchase contracts or warrants representing rights to purchase shares of our common stock, preferred stock or debt securities on the terms to be determined at the time of the offering. The securities may be offered at prices and on terms described in one or more supplements to this prospectus. This prospectus provides you with a general description of the securities that we may offer. Each time we use this prospectus to offer securities, we will provide a prospectus supplement that will contain specific information about the terms of that offering. If applicable, the prospectus supplement will identify any selling stockholders acting under the terms of certain registration rights agreements we may enter into from time to time. The prospectus supplement may also add, update or change information contained in this prospectus. Please carefully read this prospectus and any prospectus supplement together with any exhibits and the additional information described under the headings “Available Information” and “Risk Factors” before you make an investment decision.

ii

PROSPECTUS SUMMARY
This summary highlights some of the information in this prospectus. It is not complete and may not contain all of the information that you may want to consider. You should read carefully the more detailed information set forth under “Risk Factors” and the other information included in this prospectus. In this prospectus and any accompanying prospectus supplement, except where the context suggests otherwise, the terms “we”, “us”, “our”, “Company” and “Apollo Investment” refer to Apollo Investment Corporation; “Apollo Investment Management”, “AIM” or “Investment Adviser” refers to Apollo Investment Management, L.P.; “Apollo Administration” or “AIA” refers to Apollo Investment Administration, LLC; and “Apollo” refers to the affiliated companies of Apollo Investment Management, L.P.
APOLLO INVESTMENT
Apollo Investment Corporation, a Maryland corporation organized on February 2, 2004, is a closed-end, externally managed, non-diversified management investment company that has elected to be treated as a business development company (“BDC”) under the Investment Company Act of 1940 (the “1940 Act”). In addition, for tax purposes we have elected to be treated as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). We commenced operations on April 8, 2004 upon completion of our initial public offering that raised $870 million in net proceeds from selling 62 million shares of common stock at a price of $15.00 per share. Since then, and through March 31, 2018, we have raised approximately $2.21 billion in net proceeds from additional offerings of common stock and we have repurchased common stock for $120.1 million.
Our investment objective is to generate current income and capital appreciation. We invest primarily in various forms of debt investments, including secured and unsecured debt, loan investments and/or equity in private middle market companies. We may also invest in the securities of public companies and in structured products and other investments such as collateralized loan obligations (“CLOs”) and credit-linked notes (“CLNs”). A CLO is a form of securitization in which the cash flows of a portfolio of loans are pooled and passed on to different classes of owners in various tranches. A CLN is a note where the payment of principal and/or interest is based on the performance of one or more debt obligations. CLNs are not securitizations.
Our portfolio is comprised primarily of investments in debt, including secured and unsecured debt of private middle-market companies that, in the case of senior secured loans, generally are not broadly syndicated and whose aggregate tranche size is typically less than $250 million. Our portfolio also includes equity interests such as common stock, preferred stock, warrants or options. In this prospectus, we use the term “middle-market” to refer to companies with annual revenues between $50 million and $2 billion. While we primarily invest in investments in U.S. secured and unsecured loans, other debt securities and equity, we may also invest a portion of the portfolio in other investment opportunities, including foreign securities and structured products. Most of the debt instruments we invest in are unrated or rated below investment grade, which is often an indication of size, credit worthiness and speculative nature relative to the capacity of the borrower to pay interest and principal. Generally, if the Company's unrated investments were rated, they would be rated below investment grade. These securities, which are often referred to as "junk" or high yield," have predominantly speculative characteristics with respect to the issuer's capacity to pay interest and repay principal. They may also be difficult to value and are illiquid.
AIM is our Investment Adviser and a wholly-owned subsidiary of Apollo Global Management, LLC (“AGM”). AGM and other affiliates manage other funds that may have investment mandates that are similar, in whole or in part, with ours. AIM and its affiliates may determine that an investment is appropriate both for us and for one or more of those other funds. In such event, depending on the availability of such investment and other appropriate factors, AIM may determine that we should invest on a side-by-side basis with one or more other funds. We make all such investments subject to compliance with applicable regulations and interpretations, and our allocation procedures. Certain types of negotiated co-investments may be made only in accordance with the terms of the exemptive order we received from the SEC permitting us to do so.
During the year ended March 31, 2018, we invested $1.0 billion across 39 new and 28 existing portfolio companies primarily through a combination of primary and secondary debt investments. This compares to $0.6 billion across 37 new and 26 existing portfolio companies during the year ended March 31, 2017. Investments sold or repaid during the year ended March 31, 2018 totaled $1.2 billion versus $1.1 billion during the year ended March 31, 2017. The weighted average yields on our secured debt portfolio, unsecured debt portfolio, total debt portfolio and total portfolio as of March 31, 2018 at our current cost basis were 10.7%, 11.3%,10.7% and 9.6%, respectively. As of March 31, 2017, the yields were 10.2%, 11.1%, 10.3% and 8.7%, respectively. The portfolio yields may be higher than an investor’s yield on an investment in us due to sales load and other expenses. For the years ended March 31, 2018 and March 31, 2017, the total return based on the change in market price per share and taking into account dividends and distributions, if any, reinvested in accordance with the dividend reinvestment plan was (12.1)% and 31.4%, respectively. Such returns do not reflect any sales load that stockholders may have paid in connection with their purchase of shares of our common stock.
As of March 31, 2018, our portfolio consisted of 90 portfolio companies and was invested 82% in secured debt, 5% in unsecured debt, 3% in structured products and other, 1% in preferred equity, and 9% in common equity/interests and warrants measured at fair value. As of March 31, 2017, our portfolio consisted of 86 portfolio companies and was invested 75% in secured debt, 7% in unsecured debt, 7% in structured products and other, 1% in preferred equity, and 10% in common equity/interests and warrants measured at fair value.

Since the initial public offering of Apollo Investment in April 2004 and through March 31, 2018, invested capital totaled $18.1 billion in 436 portfolio companies. Over the same period, Apollo Investment completed transactions with more than 100 different financial sponsors.
As of March 31, 2018, 8% or $0.1 billion is fixed rate debt and 92% or $1.2 billion is floating rate debt, measured at fair value. On a cost basis, 8% or $0.1 billion is fixed rate debt and 92% or $1.2 billion is floating rate debt. As of March 31, 2017, 16% or $0.2 billion was fixed rate debt and 84% or $1.1 billion was floating rate debt, measured at fair value. On a cost basis, 17% or $0.2 billion was fixed rate debt and 83% or $1.0 billion was floating rate debt. The interest rate type information is calculated using the Company’s corporate debt portfolio and excludes aviation, oil and gas, structured credit, renewables, shipping, commodities and investments on non-accrual status.
ABOUT APOLLO INVESTMENT MANAGEMENT
AIM, our Investment Adviser, is led by John Hannan, James Zelter, Howard Widra, Patrick Ryan and Tanner Powell. Potential investment and disposition opportunities are generally approved by one or more committees composed of personnel across AGM, including Messrs. Zelter, Widra, Ryan and Powell, by all or a majority of Messrs. Zelter, Widra, Ryan or Powell depending on the underlying investment type and/or the amount of such investment. The composition of such committees and the overall approval process for the Company's investments may change from time to time. AIM draws upon AGM’s more than 25 year history and benefits from the broader firm’s significant capital markets, trading and research expertise developed through investments in many core sectors in over 200 companies since inception.
ABOUT APOLLO INVESTMENT ADMINISTRATION
In addition to furnishing us with office facilities, equipment, and clerical, bookkeeping and recordkeeping services, AIA, an affiliate of AGM, also oversees our financial records as well as prepares our reports to stockholders and reports filed with the SEC. AIA also performs the calculation and publication of our net asset value, the payment of our expenses and oversees the performance of various third-party service providers and the preparation and filing of our tax returns. Furthermore, AIA provides on our behalf managerial assistance to those portfolio companies to which we are required to provide such assistance.
OPERATING AND REGULATORY STRUCTURE
Our investment activities are managed by AIM and supervised by our Board of Directors, a majority of whom are independent of AGM and its affiliates. AIM is an investment adviser that is registered under the 1940 Act. Under our investment advisory management agreement, we pay AIM an annual base management fee based on our average gross assets as well as an incentive fee. See “Management—Investment Advisory Management Agreement.”
As a BDC, we are required to comply with certain regulatory requirements. Also, while we are permitted to finance investments using debt, our ability to use debt is limited in certain significant respects. See “Regulation.” We have elected to be treated for federal income tax purposes as a RIC under Subchapter M of the Code. For more information, see “Certain U.S. Federal Income Tax Considerations.”
DETERMINATION OF NET ASSET VALUE
The net asset value per share of our outstanding shares of common stock is determined quarterly by dividing the value of our total assets minus our liabilities by the total number of our shares outstanding.
In calculating the value of our total assets, we value investments for which market quotations are readily available at such market quotations if they are deemed to represent fair value. Market quotations may be deemed not to represent fair value in certain circumstances where AIM believes that facts and circumstances applicable to an issuer, a seller or purchaser or the market for a particular security causes current market quotes to not reflect the fair value of the security. Examples of these events could include cases in which material events are announced after the close of the market on which a security is primarily traded, when a security trades infrequently causing a quoted purchase or sale price to become stale or in the event of a “fire sale” by a distressed seller. Debt and equity securities that are not publicly traded or whose market price is not readily available or whose market quotations are not deemed to represent fair value are valued at fair value as determined in good faith by, or under the direction of, our Board of Directors pursuant to a written valuation policy and a consistently applied valuation process utilizing the input of our Investment Adviser, independent valuation firms, and the Audit Committee. Because there is no readily available market value for a significant portion of the investments in our portfolio, we value these portfolio investments at fair value as determined in good faith by, or under the direction of, the Board of Directors.

Due to the inherent uncertainty of determining the fair value of our investments, the value of our investments may differ significantly from the values that would have been used had a readily available market existed for such investments, and the differences could be material. Determination of fair values involves subjective judgments and estimates not susceptible to substantiation by auditing procedures. Accordingly, under current accounting standards, the notes to our financial statements included elsewhere in this prospectus, refer to the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on our financial statements. For more information, see “Determination of Net Asset Value.”
USE OF PROCEEDS
Unless otherwise specified in a prospectus supplement, we intend to use the net proceeds from the sale of our securities pursuant to this prospectus for general corporate purposes, which include investing in portfolio companies in accordance with our investment objective and strategies and repaying indebtedness incurred under our senior credit facility.
We anticipate that substantially all of the net proceeds of an offering of securities pursuant to this prospectus will be used for the above purposes within two years, depending on the availability of appropriate investment opportunities consistent with our investment objective and market conditions. Our portfolio is comprised primarily of investments in debt, including secured and unsecured debt of private middle market companies that, in the case of senior secured loans, generally are not broadly syndicated and whose aggregate tranche size is typically less than $250 million. Our portfolio also includes equity interests such as common stock, preferred stock, warrants or options. Pending such investments, we will use the net proceeds of an offering to invest in cash equivalents, U.S. government securities and other high-quality debt investments that mature in one year or less from the date of investment, to reduce then-outstanding obligations under our credit facility or for other general corporate purposes. The supplement to this prospectus relating to an offering will more fully identify the use of the proceeds from such offering. For more information, see “Use of Proceeds.”
DISTRIBUTIONS ON COMMON STOCK
We intend to continue to pay dividends or make other distributions on a quarterly basis to our common stockholders, however, we may not be able to maintain the current level of distribution payments, due to including, but not limited to, regulatory requirements. Our quarterly distributions, if any, will be determined by our Board of Directors. We expect that our distributions to stockholders generally will be from accumulated net investment income and from net realized capital gains, as applicable, although a portion may represent a return of capital. For more information, see “Distributions.”
DIVIDENDS ON PREFERRED STOCK
We may issue preferred stock from time to time, although we have no immediate intention to do so. If we issue shares of preferred stock, holders of such preferred stock will be entitled to receive cash dividends at an annual rate that will be fixed or will vary for the successive dividend periods for each series. In general, the dividend periods for fixed rate preferred stock will be quarterly.
DIVIDEND REINVESTMENT PLAN
We have adopted an “opt-out” dividend reinvestment plan that provides for reinvestment of our dividend distributions on behalf of our stockholders, unless a stockholder elects to receive cash. As a result, if our Board of Directors authorizes, and we declare, a cash dividend, then our stockholders who have not “opted out” of our dividend reinvestment plan will have their cash dividends automatically reinvested in additional shares of our common stock, rather than receiving the cash dividends. A registered stockholder must notify our transfer agent in writing in order to “opt-out” of the dividend reinvestment plan. For more information, see “Dividend Reinvestment Plan.”
PLAN OF DISTRIBUTION
We may offer, from time to time, up to $1,500,000,000 of our common stock, preferred stock, debt securities, units, subscription rights, purchase contracts or warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, on terms to be determined at the time of the offering.
Securities may be offered at prices and on terms described in one or more supplements to this prospectus directly to one or more purchasers, through agents designated from time to time by us, or to or through underwriters or dealers. The supplement to this prospectus relating to the offering will identify any agents or underwriters involved in the sale of our securities, and will set forth any applicable purchase price, fee and commission or discount arrangement or the basis upon which such amount may be calculated. In compliance with the guidelines of the Financial Industry Regulatory Authority, Inc. (“FINRA”), the maximum compensation to the underwriters or dealers in connection with the sale of our securities pursuant to this prospectus and the accompanying supplement to this prospectus may not exceed 8% of the aggregate offering price of the securities as set forth on the cover page of the supplement to this prospectus.

We may not sell securities pursuant to this prospectus without delivering a prospectus supplement describing the method and terms of the offering of such securities. For more information, see “Plan of Distribution.”
CONTINUED USE OF LEVERAGE
The availability of leverage depends upon the economic environment. Given current market conditions, there can be no assurance that we will be able to utilize leverage as anticipated, if at all, and we may determine or be required to reduce or eliminate our leverage over time. The current global economic environment, the potential systemic risk arising from illiquidity and rapid de-leveraging in the financial system at large may continue to contribute to market volatility and may have long-term effects on the U.S. and international financial markets. We cannot predict how long the financial markets and economic environment will continue to be affected by these events and cannot predict the effects of these or similar events.
OUR CORPORATE INFORMATION
Our administrative and principal executive offices are located at 3 Bryant Park, New York, NY 10036 and 9 West 57th Street, New York, NY 10019, respectively. Our common stock is quoted on The Nasdaq Global Select Market under the symbol “AINV.” Our Internet website address is www.apolloic.com. Information contained on our website is not incorporated by reference into this prospectus and you should not consider information contained on our website to be part of this prospectus.

FEES AND EXPENSES
The following table is intended to assist you in understanding the costs and expenses that an investor in shares of our common stock will bear directly or indirectly based upon the assumptions set forth below. The following table and example should not be considered a representation of our future expenses. Actual expenses may be greater or less than shown. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “you,” “us” or “Apollo Investment,” or that “we” will pay fees or expenses, common stockholders will indirectly bear such fees or expenses as investors in Apollo Investment.

Stockholder transaction expenses:
Sales load (as a percentage of offering price)	—%	(1)
Offering expenses (as a percentage of offering price)	—%	(2)
Dividend reinvestment plan expenses	—%	(3)
Total common stockholder transaction expenses (as a percentage of offering price)	None

Annual expenses (as percentage of net assets attributable to common stock) (4):
Management fees	2.55%	(5)
Incentive fees payable under investment advisory management agreement	2.13%	(6)
Interest and other debt expenses on borrowed funds	3.88%	(7)
Other expenses	1.18%	(8)

Total annual expenses	9.74%	(9)
Example
The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. These dollar amounts are based upon the assumption that our annual operating expenses (other than performance-based incentive fees) and leverage would remain at the levels set forth in the table above. Transaction expenses are not included in the following example. In the event that shares of our common stock to which this prospectus relates are sold to or through underwriters, a corresponding prospectus supplement will restate this example to reflect the applicable sales load.

	1 year	3 years	5 years	10 years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$75	$219	$356	$669
While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. Assuming a 5% annual return, the incentive fee under the investment advisory management agreement may not be earned or payable and is not included in the example. This illustration assumes that we will not realize any capital gains computed net of all realized capital losses and gross unrealized capital depreciation in any of the indicated time periods. If we achieve sufficient returns on our investments, including through the realization of capital gains, to trigger an incentive fee of a material amount, our expenses, and returns to our investors, would be higher. In addition, while the example assumes reinvestment of all dividends and distributions at net asset value, participants in our dividend reinvestment plan will receive a number of shares of our common stock, determined by dividing the total dollar amount of the dividend payable to a participant by the market price per share of our common stock at the close of trading on the valuation date for the dividend. See “Dividend Reinvestment Plan” for additional information regarding our dividend reinvestment plan.
Assuming, however, that the incentive fee under the investment advisory management agreement is earned and payable, the following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock.

	1 year	3 years	5 years	10 years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$95	$272	$432	$772
These examples and the expenses in the table above should not be considered a representation of our future expenses, and actual expenses may be greater or less than those shown.

(1)	In the event that the securities to which this prospectus relates are sold to or through underwriters, a corresponding prospectus supplement will disclose the applicable sales load.

(2)	The related prospectus supplement will disclose the estimated amount of offering expenses, the offering price and the offering expenses borne by us as a percentage of the offering price.

(3)	The expenses of the dividend reinvestment plan per share are included in “Other expenses.”

(4)	“Net assets attributable to common stock” equals net assets as of June 30, 2018.

(5)
Effective April 1, 2018, the base management fee is calculated initially at an annual rate of 1.5% (0.375% per quarter) of the lesser of (i) the average of the value of the Company’s gross assets (excluding cash or cash equivalents but including other assets purchased with borrowed amounts) at the end of each of the two most recently completed calendar quarters and (ii) the average monthly value (measured as of the last day of each month) of the Company’s gross assets (excluding cash or cash equivalents but including other assets purchased with borrowed amounts) during the most recently completed calendar quarter; provided, however, in each case, the base management fee is calculated at an annual rate of 1% (0.25% per quarter) of the average of the value of the Company’s gross assets (excluding cash or cash equivalents but including other assets purchased with borrowed amounts) that exceeds the product of (A) 200% and (B) the value of the Company’s net asset value at the end of the prior calendar quarter. Through March 31, 2018, the contractual management fee was calculated at an annual rate of 2% of our average total assets. Annual expenses are based on levels consistent with the fiscal year ended March 31, 2018, which are based on prior year amounts adjusted for new debt and equity issuances, if applicable. For more detailed information about our computation of average total assets, please see Note 3 of our financial statements included elsewhere in this prospectus, for the fiscal year ended March 31, 2018. Effective April 1, 2017 through March 31, 2018, our Investment Adviser agreed to waive 25% of its base management fee so that during the waiver period the management fee is reduced from 2% to 1.5%. AIM previously agreed to a similar waiver for the period from April 1, 2016 to March 31, 2017. Such waiver is not reflected in the management fees set forth in this table or in the examples above.

(6)
Assumes that annual incentive fees earned by our Investment Adviser, AIM, remain consistent with our current fee structure adjusted for new debt and equity issuances, if applicable. AIM earns incentive fees consisting of two parts. Through December 31, 2018, the first part, which is payable quarterly in arrears, is based on our pre-incentive fee net investment income for the immediately preceding calendar quarter. Pre-incentive fee net investment income, expressed as a rate of return on the value of our net assets at the end of the immediately preceding calendar quarter, is compared to the rate of 1.75% quarterly (7% annualized). Our net investment income used to calculate this part of the incentive fee is also included in the amount of our gross assets used to calculate the 2% base management fee (1.5% after March 31, 2018, see footnote 5 above). Accordingly, we pay AIM an incentive fee as follows: (1) no incentive fee in any calendar quarter in which our pre-incentive fee net investment income does not exceed 1.75%, which we commonly refer to as the performance threshold; (2) 100% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the performance threshold but does not exceed 2.1875% in any calendar quarter; and (3) 20% of the amount of our pre-incentive fee net investment income, if any, that exceeds 2.1875% in any calendar quarter. These calculations are appropriately pro rated for any period of less than three months. The effect of the fee calculation described above is that if pre-incentive fee net investment income is equal to or exceeds 2.1875%, AIM will receive a fee of 20% of our pre-incentive fee net investment income for the quarter. You should be aware that a rise in the general level of interest rates can be expected to lead to higher interest rates applicable to our debt investments. Accordingly, an increase in interest rates would make it easier for us to meet or exceed the incentive fee performance threshold and may result in a substantial increase of the amount of incentive fees payable to our Investment Adviser with respect to pre-incentive fee net investment income. Furthermore, since the performance threshold is based on a percentage of our net asset value, decreases in our net asset value make it easier to achieve the performance threshold, holding portfolio size and other assumptions constant. The second part of the incentive fee will equal 20% of our realized capital gains for the calendar year, if any, computed net of all realized capital losses and unrealized capital depreciation (and incorporating unrealized depreciation on a gross investment-by-investment basis) and is payable in arrears at the end of each calendar year. The net incentive fees are currently entirely attributable to net investment income incentive fees.

Effective April 1, 2017 through March 31, 2018 ("waiver period"), AIM agreed to waive up to 25% of its performance-based incentive fee so that during the waiver period the incentive fee on pre-incentive fee net investment income (“incentive fee”) could be accrued at as low of a rate as 15% to the extent the Company experiences cumulative net realized and change in unrealized losses during the waiver period (“cumulative net losses”). AIM previously agreed to a similar waiver from the period April 1, 2016 to March 31, 2017. Such waiver is not reflected in the incentive fees set forth in this table or in the examples above.

During the waiver period, assuming that the Investment Adviser would earn incentive fees at the 20% rate provided in the Investment Advisory Management Agreement, the incentive fee will initially be accrued at the rate of 17.5% and will be adjusted as of the end of each quarter. The incentive fee accrual will be increased up to a maximum rate of 20% to the extent that the Company experiences cumulative net realized and change in unrealized gains (“cumulative net gains”) during the period and will be decreased down to a minimum rate of 15% to the extent that the Company experiences cumulative net losses during the period. The inclusion of cumulative net gains and cumulative net losses will be measured on a cumulative basis from April 1, 2017 through the end of each quarter during the waiver period. Any cumulative net gains will result in a dollar for dollar increase in the incentive fee payable up to a maximum rate of 20% and any cumulative net losses will result in a dollar for dollar decrease in the incentive fee payable down to a minimum rate of 15%.
If the resulting incentive fee rate is less than 20%, the percentage at which the Investment Adviser’s 100% catch-up is complete will also be reduced ratably from 2.1875% (8.75% annualized) to as low as 2.06% (8.24% annualized).
For the period from April 1, 2018 through December 31, 2018, the Investment Adviser has agreed to waive 25% of its performance based incentive fee so that the incentive fee on pre-incentive fee net investment income is accrued at 15%.
Following December 31, 2018, the Incentive Fee consists of two components that are determined independent of each other, with the result that one component may be payable even if the other is not. Our Investment Adviser is entitled to receive the Incentive Fee based on income from us if our Ordinary Income exceeds a quarterly “hurdle rate” of 1.75%. For this purpose, the hurdle is computed by reference to our NAV and does not take into account changes in the market price of our common stock.
Beginning with the calendar quarter that commences on January 1, 2019, the Incentive Fee based on income is determined and paid quarterly in arrears at the end of each calendar quarter by reference to our aggregate net investment income, as adjusted as described below, from the calendar quarter then ending and the eleven preceding calendar quarters. The Incentive Fee based on capital gains is determined and paid annually in arrears at the end of each calendar year by reference to an Annual Period.
The hurdle amount for the Incentive Fee based on income is determined on a quarterly basis and is equal to 1.75% multiplied by our NAV at the beginning of each applicable calendar quarter comprising the relevant trailing twelve quarters. The hurdle amount is calculated after making appropriate adjustments for subscriptions (which includes all issuances by us of shares of our common stock, including issuances pursuant to our dividend reinvestment plan) and distributions that occurred during the relevant trailing twelve quarters. The Incentive Fee for any partial period will be appropriately prorated.
For the portion of the Incentive Fee based on income, we pay our Investment Adviser a quarterly Incentive Fee based on the amount by which (A) Ordinary Income in respect of the relevant trailing twelve quarters exceeds (B) the hurdle amount for such trailing twelve quarters. For the avoidance of doubt, Ordinary Income is net of all fees and expenses, including the Management Fee but excluding any Incentive Fee.
The Incentive Fee based on income for each quarter is determined as follows:
•No Incentive Fee based on income is payable to our Investment Adviser for any calendar quarter for which there is no Excess Income Amount;
•100% of the Ordinary Income, if any, that exceeds the hurdle amount, but is less than or equal to an amount, which we refer to as the “Catch-up Amount,” determined as the sum of 2.1875% multiplied by our NAV at the beginning of each applicable calendar quarter comprising the relevant trailing twelve quarters is included in the calculation of the Incentive Fee based on income; and
•20% of the Ordinary Income that exceeds the Catch-up Amount is included in the calculation of the Incentive Fee based on income.
The amount of the Incentive Fee based on income that is paid to our Investment Adviser for a particular quarter is equal to the excess of the Incentive Fee so calculated minus the aggregate Incentive Fees based on income that were paid in respect of the first eleven calendar quarters (or the portion thereof) included in the relevant trailing twelve quarters but not in excess of the Incentive Fee Cap (as described below).
The Incentive Fee Cap for any quarter is an amount equal to (a) 20% of the Cumulative Pre-Incentive Fee Net Return (as defined below) during the relevant trailing twelve quarters minus (b) the aggregate Incentive Fees based on income that were paid in respect of the first eleven calendar quarters (or the portion thereof) included in the relevant trailing twelve quarters.

The portion of the Incentive Fee based on capital gains is calculated on an annual basis. For each Annual Period, we pay our Investment Adviser an Incentive Fee equal to 20% of our realized capital gains on a cumulative basis, calculated as of the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any Incentive Fees on Capital Gains previously paid to our Investment Adviser. Our aggregate unrealized capital depreciation shall be calculated as the sum of the differences, if negative, between (a) the valuation of each investment in our portfolio as of the applicable calculation date and (b) the accreted or amortized cost basis of such investment.
For a more detailed discussion of the calculation of this fee, see “Management—Investment Advisory Management Agreement.”

(7)
Our interest and other debt expenses are based on borrowing levels and interest rates consistent with the levels during the quarter ended June 30, 2018, which are based on prior amounts adjusted for debt redemptions. As of June 30, 2018, we had $578.1 million available and $597.8 million in borrowings outstanding under our $1.19 billion senior secured credit facility and $1,113.8 million of total debt outstanding. As of June 30, 2018, the Company had $14.1 million in standby letters of credit issued through the senior secured credit facility. The amount available for borrowing under the senior secured credit facility is reduced by any standby letters of credit issued. On August 29, 2017, the Company amended and restated the senior secured credit facility. For more information, see “Risk Factors—Risks relating to our business and structure—We fund a portion of our investments with borrowed money, which magnifies the potential for gain or loss on amounts invested and may increase the risk of investing in us” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Liquidity and Capital Resources” in this base prospectus.

(8)
Includes our estimated overhead expenses, including payments under the administration agreement based on our allocable portion of overhead and other expenses incurred by AIA in performing its obligations under the administration agreement. See “Management—Administration Agreement” in this base prospectus.

(9)
“Total annual expenses” as a percentage of net assets attributable to common stock are higher than the total annual expenses percentage would be for a company that is not leveraged. We borrow money to leverage our net assets and increase our total assets. The SEC requires that the “Total annual expenses” percentage be calculated as a percentage of net assets (defined as total assets less indebtedness), rather than the total assets, including assets that have been funded with borrowed monies. If the “Total annual expenses” percentage were calculated instead as a percentage of total assets, our “Total annual expenses” would be 5.27% of total assets.

RISK FACTORS
Before you invest in our shares, you should be aware of various risks, including those described below and those set forth under the caption “Recent Developments” in the accompanying prospectus supplement. You should carefully consider these risk factors, together with all of the other information included in this base prospectus and accompanying prospectus supplement, before you decide whether to make an investment in our securities. The risks set out below and in the accompanying prospectus supplement are not the only risks we face. If any of the following events occur, our business, financial condition and results of operations could be materially adversely affected. In such case, our net asset value and the trading price of our common stock could decline or the value of our preferred stock, debt securities, units, subscription rights, purchase contracts or warrants may decline, and you may lose all or part of your investment.

Risks Relating to the Current Environment
Rising interest rates may adversely affect the value of our portfolio investments which could have an adverse effect on our business, financial condition and results of operations.
Our debt investments may be based on floating rates, such as the London Interbank Offered Rate (“LIBOR”), the Euro Interbank Offered Rate (“EURIBOR”), the federal funds rate or the prime rate. General interest rate fluctuations may have a substantial negative impact on our investments, the value of our common stock and our rate of return on invested capital. A reduction in the interest rates on new investments relative to interest rates on current investments could also have an adverse impact on our net interest income. An increase in interest rates could decrease the value of any investments we hold which earn fixed interest rates, including subordinated loans, senior and junior secured and unsecured debt securities and loans and high-yield bonds, and also could increase our interest expense, thereby decreasing our net income. Also, an increase in interest rates available to investors could make investment in our common stock less attractive if we are not able to increase our dividend rate, which could reduce the value of our common stock.
Because we have borrowed money, and may issue preferred stock to finance investments, our net investment income depends, in part, upon the difference between the rate at which we borrow funds or pay distributions on preferred stock and the rate that our investments yield. As a result, we can offer no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income.
You should also be aware that a change in the general level of interest rates can be expected to lead to a change in the interest rate we receive on many of our debt investments. Accordingly, a change in the interest rate could make it easier for us to meet or exceed the performance threshold and may result in a substantial increase in the amount of incentive fees payable to our Investment Adviser with respect to the portion of the incentive fee based on income.
Price declines and illiquidity in the corporate debt markets have adversely affected, and may in the future adversely affect, the fair value of our portfolio investments, reducing our net asset value through increased net unrealized depreciation.
As a BDC, we are required to carry our investments at market value or, if no market value is ascertainable, at fair value as determined in good faith by or under the direction of our Board of Directors. Decreases in the market values or fair values of our investments are recorded as unrealized depreciation, which reduces our net asset value. Depending on market conditions, we could incur substantial realized losses and may suffer additional unrealized losses in future periods, which could have a material adverse impact on our business, financial condition and results of operations.

Capital markets may experience periods of disruption and instability. Such market conditions may materially and adversely affect debt and equity capital markets in the United States and abroad, which may have a negative impact on our business and operations.
From time to time, capital markets may experience periods of disruption and instability. For example, between 2007 and 2009, the global capital markets experienced an extended period of disruption as evidenced by a lack of liquidity in the debt capital markets, write-offs in the financial services sector, the re-pricing of credit risk and the failure of certain major financial institutions. Despite actions of the United States, federal government and foreign governments, these events contributed to worsening general economic conditions that materially and adversely impacted the broader financial and credit markets and reduced the availability of debt and equity capital for the market as a whole and financial services firms in particular. While market conditions have largely recovered from the events of 2008 and 2009, there have been continuing periods of volatility, some lasting longer than others. For example, in the latter half of 2015 and continuing through the date of this prospectus, economic uncertainty and market volatility in China and geopolitical unrest in the Middle East, combined with continued volatility of oil prices, among other factors, have caused disruption in the capital markets, including the markets in which we participate. There can be no assurance that these market conditions will not continue or worsen in the future. During such market disruptions, we may have difficulty raising debt or equity capital especially as a result of regulatory constraints.
Market conditions may in the future make it difficult to extend the maturity of or refinance our existing indebtedness, including the final maturity of our senior secured credit facility in December 2021, and any failure to do so could have a material adverse effect on our business. The illiquidity of our investments may make it difficult for us to sell such investments if required. As a result, we may realize significantly less than the value at which we have recorded our investments.
Given the extreme volatility and dislocation that the capital markets have historically experienced, many BDCs have faced, and may in the future face, a challenging environment in which to raise capital. We may in the future have difficulty accessing debt and equity capital, and a severe disruption in the global financial markets or deterioration in credit and financing conditions could have a material adverse effect on our business, financial condition and results of operations. In addition, significant changes in the capital markets, including the extreme volatility and disruption, have had, and may in the future have, a negative effect on the valuations of our investments and on the potential for liquidity events involving our investments. An inability to raise capital, and any required sale of our investments for liquidity purposes, could have a material adverse impact on our business, financial condition or results of operations. AIM monitors developments and seeks to manage our investments in a manner consistent with achieving our investment objective, but there can be no assurance that it will be successful in doing so; and AIM may not timely anticipate or manage existing, new or additional risks, contingencies or developments, including regulatory developments in the current or future market environment.
Volatility in the global financial markets resulting from relapse of the Eurozone crisis, geopolitical developments in Eastern Europe, turbulence in the Chinese stock markets and global commodity markets, the United Kingdom’s vote to leave the European Union or otherwise could have a material adverse effect on our business, financial condition and results of operations.

Volatility in the global financial markets could have an adverse effect on the United States and could result from a number of causes, including a relapse in the Eurozone crisis, geopolitical developments in Eastern Europe, turbulence in the Chinese stock markets and global commodity markets or otherwise. In 2010, a financial crisis emerged in Europe, triggered by high budget deficits and rising direct and contingent sovereign debt in Greece, Ireland, Italy, Portugal and Spain, which created concerns about the ability of these nations to continue to service their sovereign debt obligations. While the financial stability of many of such countries has improved significantly, risks resulting from any future debt crisis in Europe or any similar crisis could have a detrimental impact on the global economic recovery, sovereign and non-sovereign debt in these countries and the financial condition of European financial institutions. Market and economic disruptions have affected, and may in the future affect, consumer confidence levels and spending, personal bankruptcy rates, levels of incurrence and default on consumer debt and home prices, among other factors. We cannot assure you that market disruptions in Europe, including the increased cost of funding for certain governments and financial institutions, will not impact the global economy, and we cannot assure you that assistance packages will be available, or if available, be sufficient to stabilize countries and markets in Europe or elsewhere affected by a financial crisis. To the extent uncertainty regarding any economic recovery in Europe negatively impacts consumer confidence and consumer credit factors, our business, financial condition and results of operations could be significantly and adversely affected.

In the second quarter of 2015, stock prices in China experienced a significant drop, resulting primarily from continued sell-off of shares trading in Chinese markets. In addition, in August 2015, Chinese authorities sharply devalued China's currency. Since then, the Chinese capital markets have continued to experience periods of instability. These market and economic disruptions have affected, and may in the future affect, the U.S. capital markets, which could adversely affect our business, financial condition or results of operations.

The occurrence of events similar to those in recent years, such as the aftermath of the war in Iraq, instability in Afghanistan, Pakistan, Egypt, Libya, Syria, Russia, Ukraine and the Middle East, ongoing epidemics of infectious diseases in certain parts of the world, terrorist attacks in the U.S. and around the world, social and political discord, debt crises (such as the Greek crisis), sovereign debt downgrades, continued tensions between North Korea and the United States and the international community generally, new and continued political unrest in various countries, such as Venezuela, the exit or potential exit of one or more countries from the European Union (the "EU") or the Economic and Monetary Union (the "EMU"), the change in the U.S. president and the new administration, among others, may result in market volatility, may have long term effects on the U.S. and worldwide financial markets, and may cause further economic uncertainties in the U.S. and worldwide.
As a consequence of the United Kingdom’s vote to withdraw from the EU, the government of the United Kingdom gave notice of its withdrawal from the EU (“Brexit”). As a result of this decision, the financial markets experienced high levels of volatility and it is likely that, in the near term, Brexit will continue to bring about higher levels of uncertainty and volatility. During this period of uncertainty, the negative impact on not only the United Kingdom and European economies, but the broader global economy, could be significant, potentially resulting in increased market and currency volatility (including volatility of the value of the British pound sterling relative to the United States dollar and other currencies and volatility in global currency markets generally), and illiquidity and lower economic growth for companies that rely significantly on Europe for their business activities and revenues. It is possible that certain economic activity will be curtailed until some signs of clarity begin to emerge, including negotiations around the terms for United Kingdom’s exit out of the EU. Additional risks associated with the outcome of Brexit include macroeconomic risk to the United Kingdom and European economies, impetus for further disintegration of the EU and related political stresses (including those related to sentiment against cross border capital movements and activities of investors like us), prejudice to financial services business that are conducting business in the EU and which are based in the United Kingdom, legal uncertainty regarding achievement of compliance with applicable financial and commercial laws and regulations in view of the expected steps to be taken pursuant to or in contemplation of Article 50 of the Treaty on European Union and negotiations undertaken under Article 218 of the Treaty on the Functioning of the European Union, and the unavailability of timely information as to expected legal, tax and other regimes. Any further exits from the EU, or the possibility of such exits, would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties. The Company will continue to monitor the potential impact of Brexit on its results of operations and financial condition.
The occurrence of any of these above event(s) could have a significant adverse impact on the value and risk profile of the Company’s portfolio. The Company does not know how long the securities markets may be affected by similar events and cannot predict the effects of similar events in the future on the U.S. economy and securities markets. Non-investment grade and equity securities tend to be more volatile than investment-grade fixed income securities; therefore, these events and other market disruptions may have a greater impact on the prices and volatility of non-investment grade and equity securities than on investment-grade fixed income securities.  There can be no assurances that similar events and other market disruptions will not have other material and adverse implications.

Should the economic recovery in the United States be adversely impacted by increased volatility in the global financial markets caused by continued contagion from the Eurozone crisis, further turbulence in Chinese stock markets and global commodity markets, Brexit or for any other reason, loan and asset growth and liquidity conditions at U.S. financial institutions, including us, may deteriorate.

Uncertainty about the financial stability of the United States and the new presidential administration could have a significant adverse effect on our business, financial condition and results of operations.

Due to federal budget deficit concerns, S&P downgraded the federal government’s credit rating from AAA to AA+ for the first time in history on August 5, 2011. Further, Moody’s and Fitch had warned that they may downgrade the federal government’s credit rating. Further downgrades or warnings by S&P or other rating agencies, and the United States government’s credit and deficit concerns in general, could cause interest rates and borrowing costs to rise, which may negatively impact both the perception of credit risk associated with our debt portfolio and our ability to access the debt markets on favorable terms. In addition, a decreased U.S. government credit rating could create broader financial turmoil and uncertainty, which may weigh heavily on our financial performance and the value of our common stock.

In October 2014, the Federal Reserve announced that it was concluding its bond-buying program, or quantitative easing, which was designed to stimulate the economy and expand the Federal Reserve’s holdings of long-term securities, suggesting that key economic indicators, such as the unemployment rate, had showed signs of improvement since the inception of the program. It is unclear what effect, if any, the conclusion of the Federal Reserve’s bond-buying program will have on the value of our investments. However, it is possible that, without quantitative easing by the Federal Reserve, these developments, along with the United States government’s credit and deficit concerns and the European sovereign debt crisis discussed above, could cause interest rates and borrowing costs to rise, which may negatively impact our ability to access the debt markets on favorable terms. Additionally, in September 2018, the Federal Reserve reaffirmed its view that the current target range of 2.00% to 2.25% for the federal funds rate was appropriate based on current economic conditions. However, if key economic indicators, such as the unemployment rate or inflation, do not progress at a rate consistent with the Federal Reserve’s objectives, the target range for the federal funds rate may increase and cause interest rates and borrowing costs to rise, which may negatively impact our ability to access the debt markets on favorable terms.

In December 2017, the Trump administration enacted substantial changes to U.S. fiscal and tax policies, which include comprehensive corporate and individual tax reform. See “Certain U.S. Federal Income Tax Considerations”. In addition, the Trump administration has called for significant changes to U.S. trade, healthcare, immigration, foreign, and government regulatory policy. In this regard, there is significant uncertainty with respect to legislation, regulation and government policy at the federal level, as well as the state and local levels. Recent events have created a climate of heightened uncertainty and introduced new and difficult-to-quantify macroeconomic and political risks with potentially far-reaching implications. There has been a corresponding meaningful increase in the uncertainty surrounding interest rates, inflation, foreign exchange rates, trade volumes and fiscal and monetary policy. To the extent the U.S. Congress or Trump administration implements changes to U.S. policy, those changes may impact, among other things, the U.S. and global economy, international trade and relations, unemployment, immigration, corporate taxes, healthcare, the U.S. regulatory environment, inflation and other areas. Some particular areas identified as subject to potential change, amendment or repeal include the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), including the Volcker Rule and various swaps and derivatives regulations, credit risk retention requirements and the authorities of the Federal Reserve, the Financial Stability Oversight Council and the SEC. Although we cannot predict the impact, if any, of these changes to our business, they could adversely affect our business, financial condition, operating results and cash flows. Until we know what policy changes are made and how those changes impact our business and the business of our competitors over the long term, we will not know if, overall, we will benefit from them or be negatively affected by them. The Federal Reserve raised the Federal Funds Rate three times in 2017 and once thus far in 2018, and it may continue to raise the Federal Funds Rate over time. General interest rate fluctuations may have a substantial negative impact on our investments, the value of our common stock and our rate of return on invested capital. A reduction in the interest rates on new investments relative to interest rates on current investments could also have an adverse impact on our net investment income. An increase in interest rates could decrease the value of any investments we hold which earn fixed interest rates, including subordinated loans, senior and junior secured and unsecured debt securities and loans and high-yield bonds, and also could increase our interest expense, thereby decreasing our net investment income. Also, an increase in interest rates available to investors could make investment in our common stock less attractive if we are not able to increase our distributions rate, which could reduce the value of our common stock.

If AIC can no longer satisfy the conditions of Letter 12-40 (as defined below) issued by the Commodity Futures Trading Commission (the “CFTC”), AIC and AIM could be subject to additional regulatory requirements.

AIM has claimed relief available under a no-action letter (“Letter 12-40”) issued by the staff of the CFTC. Letter 12-40 relieves AIM from registering with the CFTC as the commodity pool operator (“CPO”) of AIC, provided that AIC (i) continues to be regulated by the SEC as a BDC, (ii) allocates no more than a designated percentage of its liquidation value to futures contracts, certain swap contracts and certain other derivative instruments that are within the jurisdiction of the Commodity Exchange Act (collectively, “CEA-regulated products”), and (iii) is not marketed to the public as a commodity pool or as a vehicle for trading in CEA-regulated products. If AIC can no longer satisfy the conditions of Letter 12-40, AIM could be subject to the CFTC’s CPO registration requirements, and the disclosure and operations of AIC would need to comply with all applicable regulations governing commodity pools and CPOs. If AIM were required to register as a CPO, it would also be required to become a member of the National Futures Association (“NFA”) and be subject to the NFA’s rules and bylaws. Compliance with these additional registration and regulatory requirements may increase AIM’s operating expenses, which, in turn, could result in AIC’s investors being charged additional fees.

The continued uncertainty relating to the sustainability and pace of economic recovery in the U.S. and globally could have a negative impact on our business.
Apollo Investment’s business is directly influenced by the economic cycle, and could be negatively impacted by a downturn in economic activity in the U.S. as well as globally. Fiscal and monetary actions taken by U.S. and non-U.S. government and regulatory authorities could have a material adverse impact on our business. To the extent uncertainty regarding the U.S. or global economy negatively impacts consumer confidence and consumer credit factors, our business, financial condition and results of operations could be adversely affected. Moreover, Federal Reserve policy, including with respect to certain interest rates and the decision to end its quantitative easing policy, may also adversely affect the value, volatility and liquidity of dividend and interest paying securities. Market volatility, rising interest rates and/or a return to unfavorable economic conditions could adversely affect our business.
Changes to U.S. federal income tax laws could materially and adversely affect us and our stockholders.

The recently enacted Tax Cuts and Jobs Act (the ‘‘Act’’) makes substantial changes to the Code. Among those changes are a significant permanent reduction in the generally applicable corporate tax rate, changes in the taxation of individuals and other non-corporate taxpayers that generally but not universally reduce their taxes on a temporary basis subject to ‘‘sunset’’ provisions, the elimination or modification of various previously allowed deductions (including substantial limitations on the deductibility of interest and, in the case of individuals, the deduction for personal state and local taxes), certain preferential rates of taxation on certain dividends and certain business income derived by non-corporate taxpayers in comparison to other ordinary income recognized by such taxpayers, and significant changes to the international tax rules. The effect of these, and the many other, changes made in the Act is highly uncertain, both in terms of their direct effect on the taxation of an investment in our common stock and their indirect effect on the value of our assets or our common stock or market conditions generally. Furthermore, many of the provisions of the Act will require guidance through the issuance of Treasury regulations in order to assess their effect. There may be a substantial delay before such regulations are promulgated, increasing the uncertainty as to the ultimate effect of the statutory amendments on us. There may also be technical corrections legislation proposed with respect to the Act, the effect of which cannot be predicted and may be adverse to us or our stockholders.

Risks Relating to our Business and Structure
We may suffer credit losses.
Investment in small and middle-market companies is highly speculative and involves a high degree of risk of credit loss. These risks are likely to increase during volatile economic periods, as the U.S. and many other economies have experienced. See “Risks Relating to our Investments.”
We are dependent upon Apollo Investment Management’s key personnel for our future success and upon their access to AGM’s investment professionals and partners.
We depend on the diligence, skill and network of business contacts of the senior management of AIM specifically and AGM generally. Members of our senior management may depart at any time. We also depend, to a significant extent, on AIM’s access to the investment professionals and partners of AGM and the information and deal flow generated by the AGM investment professionals in the course of their investment and portfolio management activities. The senior management of AIM evaluates, negotiates, structures, closes and monitors our investments. Our future success depends on the continued service of senior members of AGM’s credit platform, including the senior management team of AIM. The departure of our senior management, any senior managers of AIM, or of a significant number of the investment professionals or partners of AGM, could have a material adverse effect on our ability to achieve our investment objective. In addition, we can offer no assurance that AIM will remain our Investment Adviser or that we will continue to have access to AGM’s partners and investment professionals or its information and deal flow.
Our financial condition and results of operations depend on our ability to manage future growth effectively.
Our ability to achieve our investment objective depends, in part, on our ability to grow, which depends, in turn, on AIM’s ability to identify, invest in and monitor companies that meet our investment criteria. Accomplishing this result on a cost-effective basis is largely a function of AIM’s structuring of the investment process, its ability to provide competent, attentive and efficient services to us and our access to financing on acceptable terms. The senior management team of AIM has substantial responsibilities under the investment advisory management agreement, and with respect to certain members, in connection with their roles as officers of other AGM funds.

They may also be called upon to provide managerial assistance to our portfolio companies. These demands on their time may distract them or slow the rate of investment. In order to grow, we and AIM may need to hire, train, supervise and manage new employees. Any failure to manage our future growth effectively could have a material adverse effect on our business, financial condition and results of operations.
We operate in a highly competitive market for investment opportunities.
A number of entities compete with us to make the types of investments that we make. We compete with public and private funds, commercial and investment banks, commercial financing companies, other BDCs and, to the extent they provide an alternative form of financing, private equity funds. Competition for investment opportunities intensifies from time to time and may intensify further in the future. Some of our existing and potential competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, some competitors may have a lower cost of funds and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions and valuation requirements that the 1940 Act imposes on us as a BDC and that the Code imposes on us as a RIC. We cannot assure you that the competitive pressures we face will not have a material adverse effect on our business, financial condition and results of operations. Also, as a result of this existing and potentially increasing competition, we may not be able to take advantage of attractive investment opportunities from time to time, and we can offer no assurance that we will be able to identify and make investments that are consistent with our investment objective.
We do not seek to compete primarily based on the interest rates we offer, and we believe that some of our competitors make loans with interest rates that are comparable to or lower than the rates we offer.
We may lose investment opportunities if we do not match our competitors’ pricing, terms and structure. If we match our competitors’ pricing, terms and structure, we may experience decreased net interest income and increased risk of credit loss.
Any failure on our part to maintain our status as a BDC would reduce our operating flexibility.
If we do not remain a BDC, we might be regulated as a closed-end investment company under the 1940 Act, which would subject us to substantially more regulatory restrictions under the 1940 Act and correspondingly decrease our operating flexibility.
We will be subject to corporate-level income tax if we are unable to maintain our status as a RIC.
To maintain our RIC status under the Code, we must meet certain source-of-income, asset diversification and annual distribution requirements. The annual distribution requirement for a RIC generally is satisfied if we distribute at least 90% of our “investment company taxable income” (generally, our ordinary income and the excess, if any, of our net short-term capital gains over our net long-term capital losses), if any, to our stockholders on an annual basis. To the extent we use debt financing, we are subject to certain asset coverage ratio requirements and other financial covenants under loan and credit agreements, and could in some circumstances also become subject to such requirements under the 1940 Act, that could, under certain circumstances, restrict us from making distributions necessary to maintain our status as a RIC. If we are unable to obtain cash from other sources, we may fail to maintain our status as a RIC and, thus, may be subject to corporate-level income tax. To maintain our status as a RIC, we must also meet certain asset diversification requirements at the end of each calendar quarter. Failure to meet these tests may result in our having to dispose of certain investments quickly in order to prevent the loss of RIC status. Because most of our investments are in private companies, any such dispositions could be made at disadvantageous prices and may result in substantial losses. If we fail to maintain our status as a RIC for any reason and become subject to corporate-level income tax, the resulting corporate-level taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions. Such a failure would have a material adverse effect on us and our stockholders.
To maintain our status as a RIC in a subsequent year, we would be required to distribute to our stockholders our earnings and profits attributable to non-RIC years. In addition, if we failed to maintain our status as a RIC for a period greater than two taxable years, then we would be required to elect to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if we had been liquidated) or, alternatively, be subject to taxation on such built-in gain recognized for a period of five years, in order to qualify as a RIC in a subsequent year.

We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.
For U.S. federal income tax purposes, we include in income certain amounts that we have not yet received in cash, such as original issue discount ("OID"), which may arise if, for example, we receive warrants in connection with the making of a loan or payment-in-kind interest, which represents contractual interest added to the loan balance and typically due at the end of the loan term or possibly in other circumstances. Such OID is included in income before we receive any corresponding cash payments and could be significant relative to our overall investment activities. Loans structured with these features may represent a higher level of credit risk than loans the interest on which must be paid in cash at regular intervals. We also may be required to include in income certain other amounts that we do not receive in cash.
The incentive fee payable by us that relates to our net investment income is computed and paid on income that may include some interest that has been accrued but not yet received in cash. If a portfolio company defaults on a loan, it is possible that accrued interest previously used in the calculation of the incentive fee will become uncollectible. Consequently, while we may make incentive fee payments on income accruals that we may not collect in the future and with respect to which we do not have a formal clawback right against our Investment Adviser per se, the amount of accrued income written off in any period will reduce the income in the period in which such write-off was taken and thereby reduce such period’s incentive fee payment. For the period between April 1, 2012 and March 31, 2018, the portion of the incentive fee that is attributable to deferred interest, such as PIK income, will not be paid to AIM until the Company receives such deferred interest in cash. The accrual of incentive fees shall be reversed if such interest is written off in connection with any write-off or similar treatment of the investment.
Since in certain cases we may recognize income before or without receiving cash representing such income, we may have difficulty meeting the tax requirement to distribute at least 90% of our investment company taxable income to maintain our status as a RIC. Accordingly, we may have to sell some of our investments at times we would not consider advantageous, raise additional debt or equity capital or reduce new investment originations in order to meet distribution and/or leverage requirements.
Regulations governing our operation as a BDC affect our ability to raise, and the way in which we raise, additional capital.
We may issue debt securities or preferred stock and/or borrow money from banks or other financial institutions, which we refer to collectively as “senior securities,” up to the maximum amount permitted by the 1940 Act. As a BDC, we generally are required to meet an asset coverage ratio of total assets to total borrowings and other senior securities, which include all of our borrowings and any preferred stock we may issue in the future, of at least 200%. This means that for every $100 of net assets, we may raise $100 from senior securities, such as borrowings or issuing preferred stock. If this ratio declines below 200%, the contractual arrangements governing these securities may require us to sell a portion of our investments and, depending on the nature of our leverage, repay a portion of our indebtedness at a time when such sales may be disadvantageous.  On March 23, 2018, the President signed into law the Small Business Credit Availability Act (the “SBCAA”), which included various changes to regulations under the federal securities laws that impact BDCs, including changes to the 1940 Act to allow BDCs to decrease their asset coverage requirement to 150% from 200% under certain circumstances.  On April 4, 2018, the Board of Directors approved the application of the modified asset coverage requirements for the Company. Accordingly, effective April 4, 2019, for every $100 of net assets, we may raise $200 from senior securities, such as borrowings or issuing preferred stock. After April 4, 2019, if the asset coverage ratio declines below 150%, the contractual arrangements governing these securities may require us to sell a portion of our investments and, depending on the nature of our leverage, repay a portion of our indebtedness at a time when such sales may be disadvantageous.
BDCs may issue and sell common stock at a price below net asset value per share only in limited circumstances, one of which is during the one-year period after stockholder approval. In the past, our stockholders have approved a plan so that during the subsequent 12 month period we could, in one or more public or private offerings of our common stock, sell or otherwise issue shares of our common stock at a price below the then current net asset value per share, subject to certain conditions including parameters on the level of permissible dilution, approval of the sale by a majority of our independent directors and a requirement that the sale price be not less than approximately the market price of the shares of our common stock at specified times, less the expenses of the sale. Although we currently do not have such authority, we may in the future seek to receive such authority on terms and conditions set forth in the corresponding proxy statement. There is no assurance such approvals will be obtained.
In the event we sell, or otherwise issue, shares of our common stock at a price below net asset value per share, existing stockholders will experience net asset value dilution and the investors who acquire shares in such offering may thereafter experience the same type of dilution from subsequent offerings at a discount. For example, if we sell an additional 10% of our common shares at a 5% discount from net asset value, a stockholder who does not participate in that offering for its proportionate interest will suffer net asset value dilution of up to 0.5% or $5 per $1,000 of net asset value.

In addition to issuing securities to raise capital as described above, we may in the future securitize our loans to generate cash for funding new investments. To securitize loans, we may create a wholly-owned subsidiary, contribute a pool of loans to the subsidiary and have the subsidiary issue primarily investment grade debt securities to purchasers who we would expect would be willing to accept a substantially lower interest rate than the loans earn. We would retain all or a portion of the equity in the securitized pool of loans. Our retained equity would be exposed to any losses on the portfolio of loans before any of the debt securities would be exposed to such losses. An inability to successfully securitize our loan portfolio could limit our ability to grow our business and fully execute our business strategy and adversely affect our earnings, if any. Moreover, the successful securitization of our loan portfolio might expose us to losses as the residual loans in which we do not sell interests will tend to be those that are riskier and more apt to generate losses.
We currently use borrowed funds to make investments and are exposed to the typical risks associated with leverage.
We are exposed to increased risk of loss due to our use of debt to make investments. A decrease in the value of our investments will have a greater negative impact on the value of our common stock than if we did not use debt. Our ability to make distributions will be restricted if we fail to satisfy certain of our asset coverage ratios and other financial covenants and any amounts that we use to service our indebtedness are not available for distributions to our common stockholders.
The agreements governing certain of our debt instruments require us to comply with certain financial and operational covenants. These covenants require us to, among other things, maintain certain financial ratios, including asset coverage and minimum stockholders’ equity. As of March 31, 2018, we were in compliance with these covenants. However, our continued compliance with these covenants depends on many factors, some of which are beyond our control. In the event of deterioration in the capital markets and pricing levels subsequent to this period, net unrealized loss in our portfolio may increase in the future. Absent an amendment to our Senior Secured Facility (as defined below), continued unrealized loss in our investment portfolio could result in non-compliance with certain covenants.
Accordingly, there are no assurances that we will continue to comply with these covenants. Failure to comply with these covenants would result in a default which, if we were unable to obtain a waiver from the debt holders, could accelerate repayment under the instruments and thereby have a material adverse impact on our liquidity, financial condition, results of operations and ability to make distributions.
Our current and future debt securities are and may be governed by an indenture or other instrument containing covenants restricting our operating flexibility. We, and indirectly our stockholders, bear the cost of issuing and servicing such securities. Any convertible or exchangeable securities that we issue in the future may have rights, preferences and privileges more favorable than those of our common stock.
We fund a portion of our investments with borrowed money, which magnifies the potential for gain or loss on amounts invested and may increase the risk of investing in us.
Borrowings and other types of financing, also known as leverage, magnify the potential for gain or loss on amounts invested and, therefore, increase the risks associated with investing in our securities. Our lenders and debt holders have fixed dollar claims on our assets that are superior to the claims of our common stockholders or any preferred stockholders. If the value of our assets increases, then leveraging would cause the net asset value to increase more sharply than it would have had we not leveraged. Conversely, if the value of our assets decreases, leveraging would cause net asset value to decline more sharply than it otherwise would have had we not leveraged. Similarly, any increase in our income in excess of consolidated interest payable on the borrowed funds would cause our net income to increase more than it would without the leverage, while any decrease in our income would cause net income to decline more sharply than it would have had we not borrowed. Such a decline could negatively affect our ability to make distributions to our common stockholders. Leverage is generally considered a speculative investment technique.
We may in the future determine to fund a portion of our investments with preferred stock, which would magnify the potential for gain or loss and the risks of investing in us in the same way as our borrowings.
Preferred stock, which is another form of leverage, has the same risks to our common stockholders as borrowings because the dividends on any preferred stock we issue must be cumulative. Payment of such dividends and repayment of the liquidation preference of such preferred stock must take preference over any dividends or other payments to our common stockholders, and preferred stockholders are not subject to any of our expenses or losses and are not entitled to participate in any income or appreciation in excess of their stated preference.

Changes in interest rates may affect our cost of capital and net investment income.
Because we borrow money, and may issue preferred stock to finance investments, our net investment income will depend, in part, upon the difference between the rate at which we borrow funds or pay dividends on preferred stock and the rate at which we invest these funds. As a result, we can offer no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income. In periods of rising interest rates, our cost of funds would increase except to the extent we have issued fixed rate debt or preferred stock, which could reduce our net investment income. Our long-term fixed-rate investments are financed primarily with equity and long-term debt. We may use interest rate risk management techniques in an effort to limit our exposure to interest rate fluctuations. Such techniques may include various interest rate hedging activities to the extent permitted by the 1940 Act and applicable commodities laws. Interest rate hedging activities do not protect against credit risk.
We have analyzed the potential impact of changes in interest rates on interest income net of interest expense. Assuming no changes to our balance sheet as of March 31, 2018, a hypothetical one percent increase in LIBOR on our floating rate assets and liabilities would increase our earnings by four cents per average share over the next twelve months. Assuming no changes to our balance sheet as of March 31, 2018, a hypothetical two percent increase in LIBOR on our floating rate assets and liabilities would increase our earnings by eight cents per average share over the next twelve months. Assuming no changes to our balance sheet as of March 31, 2018, a hypothetical three percent increase in LIBOR on our floating rate assets and liabilities would increase our earnings by twelve cents per average share over the next twelve months. Assuming no changes to our balance sheet as of March 31, 2018, a hypothetical four percent increase in LIBOR on our floating rate assets and liabilities would increase our earnings by sixteen cents per average share over the next twelve months. Assuming no changes to our balance sheet as of March 31, 2018, a hypothetical one percent decrease in LIBOR on our floating rate assets and liabilities would decrease our earnings by less than one cent per average share over the next twelve months. In addition, we believe that our interest rate matching strategy and our ability to hedge mitigates the effects any changes in interest rates may have on our investment income. Although management believes that this is indicative of our sensitivity to interest rate changes, it does not adjust for potential changes in credit quality, size and composition of the assets on the balance sheet and other business developments that could affect net increase or decrease in net assets resulting from operations, or net income. Accordingly, no assurances can be given that actual results would not differ materially from the potential outcome simulated by this estimate.
A portion of our floating rate investments may include features such as LIBOR floors. To the extent we invest in credit instruments with LIBOR floors, we may lose some of the benefits of incurring leverage. Specifically, if we issue preferred stock or debt (or otherwise borrow money), our costs of leverage will increase as rates increase. However, we may not benefit from the higher coupon payments resulting from increased interest rates if our investments in LIBOR floors and rates do not rise to levels above the LIBOR floors. In this situation, we will experience increased financing costs without the benefit of receiving higher income. This in turn may result in the potential for a decrease in the level of income available for dividends or distributions made by us.
You should also be aware that a change in the general level of interest rates can be expected to lead to a change in the interest rates we receive on many of our debt investments. Accordingly, a change in interest rates could make it easier for us to meet or exceed the performance threshold and may result in a substantial increase in the amount of incentive fees payable to our Investment Adviser with respect to pre-incentive fee net investment income.
In July 2017, the head of the United Kingdom Financial Conduct Authority announced the desire to phase out the use of LIBOR by the end of 2021. There is currently no definitive information regarding the future utilization of LIBOR or of any particular replacement rate. As such, the potential effect of any such event on our cost of capital and net investment income cannot yet be determined.

Our business requires a substantial amount of capital to grow because we must distribute most of our income.

Our business requires a substantial amount of capital. We have issued equity securities and have borrowed from financial institutions. A reduction in the availability of new capital could limit our ability to grow. We must distribute at least 90% of our investment company taxable income to maintain our RIC status. As a result, any such cash earnings may not be available to fund investment originations. We expect to continue to borrow from financial institutions and issue additional debt and equity securities. If we fail to obtain funds from such sources or from other sources to fund our investments, it could limit our ability to grow, which may have an adverse effect on the value of our securities. In addition, as a BDC, our ability to borrow or issue additional preferred stock may be restricted if our total assets are less than 200% (150% after April 4, 2019) of our total borrowings and preferred stock.

Many of our portfolio investments are recorded at fair value as determined in good faith by or under the direction of our Board of Directors and, as a result, there is uncertainty as to the value of our portfolio investments.
A large percentage of our portfolio investments are not publicly traded. The fair value of these investments may not be readily determinable. We value these investments quarterly at fair value (based on ASC 820, its corresponding guidance and the principal markets in which these investments trade) as determined in good faith by or under the direction of our Board of Directors pursuant to a written valuation policy and a consistently applied valuation process utilizing the input of our Investment Adviser, independent valuation firms, third party pricing services and the Audit Committee of the Board of Directors. Our Board of Directors utilizes the services of independent valuation firms to aid it in determining the fair value of these investments. The types of factors that may be considered in fair value pricing of these investments include the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings, the markets in which the portfolio company does business, comparison to more liquid securities, indices and other market-related inputs, discounted cash flow, our principal market and other relevant factors. For these securities for which a quote is either not readily available or deemed not to represent fair value, we utilize independent valuation firms to assist with valuation of these Level 3 investments. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, our determinations of fair value may differ materially from the values that would have been used if a readily available market for these investments existed and may differ materially from the amounts we realize on any disposition of such investments. Our net asset value could be adversely affected if our determinations regarding the fair value of these investments were materially higher than the values that we ultimately realize upon the disposal of such investments. In addition, decreases in the market values or fair values of our investments are recorded as unrealized loss. Unprecedented declines in prices and liquidity in the corporate debt markets have resulted in significant net unrealized loss in our portfolio, as well as a reduction in NAV, in the past. Depending on market conditions, we could incur substantial realized losses and may continue to suffer additional unrealized losses in future periods, which could have a material adverse impact on our business, financial condition and results of operations.
The lack of liquidity in our investments may adversely affect our business.
We generally make investments in private companies. Substantially all of these securities are subject to legal and other restrictions on resale or are otherwise less liquid than publicly traded securities. The illiquidity of our investments may make it difficult for us to sell such investments if the need arises. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we have previously recorded our investments. In addition, we may face other restrictions on our ability to liquidate an investment in a portfolio company to the extent that we or an affiliated manager of AGM has material non-public information regarding such portfolio company.
We may experience fluctuations in our periodic results.
We could experience fluctuations in our periodic operating results due to a number of factors, including the interest rates payable on the debt securities we acquire, the default rate on such securities, the level of our expenses (including the interest rates payable on our borrowings), the dividend rates on preferred stock we issue, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.
Our ability to enter into transactions with our affiliates is restricted.
We are prohibited under the 1940 Act from knowingly participating in certain transactions with certain of our affiliates without the prior approval of our independent directors and, in some cases, of the SEC. Any person that owns, directly or indirectly, 5% or more of our outstanding voting securities will be our affiliate for purposes of the 1940 Act and we are generally prohibited from buying or selling any security (other than our securities) from or to such affiliate, absent the prior approval of our independent directors. The 1940 Act also prohibits certain “joint” transactions with certain of our affiliates, which could include investments in the same portfolio company (whether at the same or different times), without prior approval of our independent directors and, in some cases, of the SEC. We are prohibited from buying or selling any security from or to any person who owns more than 25% of our voting securities or certain of that person’s affiliates, or entering into prohibited joint transactions with such persons, absent the prior approval of the SEC through an exemptive order (the "Order") (other than in certain limited situations pursuant to current regulatory guidance). The analysis of whether a particular transaction constitutes a joint transaction requires a review of the relevant facts and circumstances then existing. Similar restrictions limit our ability to transact business with our officers or directors or their affiliates.

Under the terms of the Order, a “required majority” (as defined in Section 57(o) of the 1940 Act) of our independent directors must be able to reach certain conclusions in connection with a co-investment transaction, including that (1) the terms of the proposed transaction are reasonable and fair to us and our stockholders and do not involve overreaching of us or our stockholders on the part of any person concerned, and (2) the transaction is consistent with the interests of our stockholders and is consistent with our Board of Directors approved criteria. In certain situations where co-investment with one or more funds managed by AIM or its affiliates is not covered by the Order, the personnel of AIM or its affiliates will need to decide which fund will proceed with the investment. Such personnel will make these determinations based on allocation policies and procedures, which are designed to reasonably ensure that investment opportunities are allocated fairly and equitably among affiliated funds over time and in a manner that is consistent with applicable laws, rules and regulations. The Order is subject to certain terms and conditions so there can be no assurance that we will be permitted to co-invest with certain of our affiliates other than in the circumstances currently permitted by regulatory guidance and the Order.
There are significant potential conflicts of interest which could adversely affect our investment returns.
Allocation of Personnel
Potential investment and disposition opportunities are generally approved by one or more investment committees composed of personnel across AGM including Messrs. Zelter, Widra, Ryan and Powell and/or by all or a majority of Messrs. Zelter, Widra, Ryan and Powell depending on the underlying investment type and/or the amount of such investment. Our executive officers and directors, and the partners of our Investment Adviser, AIM, serve or may serve as officers, directors or principals of entities that operate in the same or a related line of business as we do or of investment funds managed by our affiliates. Accordingly, they may have obligations to investors in those entities, the fulfillment of which might not be in the best interests of us or our stockholders. Moreover, we note that, notwithstanding the difference in principal investment objectives between us and other AGM funds, such other AGM sponsored funds, including new affiliated potential pooled investment vehicles or managed accounts not yet established (whether managed or sponsored by AGM or AIM itself), have and may from time to time have overlapping investment objectives with us and, accordingly, invest in, whether principally or secondarily, asset classes similar to those targeted by us. To the extent such other investment vehicles have overlapping investment objectives, the scope of opportunities otherwise available to us may be adversely affected and/or reduced. As a result, certain partners of AIM may face conflicts in their time management and commitments as well as in the allocation of investment opportunities to other AGM funds. In addition, in the event such investment opportunities are allocated among us and other investment vehicles managed or sponsored by, or affiliated with, AIM our desired investment portfolio may be adversely affected. Although AIM endeavors to allocate investment opportunities in a fair and equitable manner, it is possible that we may not be given the opportunity to participate in certain investments made by investment funds managed by AIM or investment managers affiliated with AIM.
No Information Barriers
There are no information barriers amongst AGM and certain of its affiliates. If AIM were to receive material non-public information about a particular company, or have an interest in investing in a particular company, AGM or certain of its affiliates may be prevented from investing in such company. Conversely, if AGM or certain of its affiliates were to receive material non-public information about a particular company, or have an interest in investing in a particular company, we may be prevented from investing in such company.
This risk may affect us more than it does other investment vehicles, as AIM generally does not use information barriers that many firms implement to separate persons who make investment decisions from others who might possess material, non-public information that could influence such decisions. AIM’s decision not to implement these barriers could prevent its investment professionals from undertaking certain transactions such as advantageous investments or dispositions that would be permissible for them otherwise. In addition, AIM could in the future decide to establish information barriers, particularly as its business expands and diversifies.
Co-Investment Activity and Allocation of Investment Opportunities
In certain circumstances, negotiated co-investments may be made only in accordance with the terms of the exemptive order we received from the SEC permitting us to do so. The Order is subject to certain terms and conditions so there can be no assurance that we will be permitted to co-invest with certain of our affiliates other than in the circumstances currently permitted by regulatory guidance and the Order.

AGM and its affiliated investment managers, including AIM, may determine that an investment is appropriate both for us and for one or more other funds. In such event, depending on the availability of such investment and other appropriate factors, AIM may determine that we should invest on a side-by-side basis with one or more other funds. We may make all such investments subject to compliance with applicable regulations and interpretations, and our allocation procedures. AGM has adopted allocation procedures that are intended to ensure that each fund or account managed by AGM or certain of its affiliates (“Apollo-advised funds”) is treated in a manner that, over time, is fair and equitable. Allocations generally are made pro rata based on order size. In certain circumstances, the allocation policy provides for the allocation of investments pursuant to a predefined arrangement that is other than pro rata. As a result, in situations where a security is appropriate for us but is limited in availability, we may receive a lower allocation than may be desired by our portfolio managers or no allocation if it is determined that the investment is more appropriate for a different Apollo-advised fund because of its investment mandate. Investment opportunities may be allocated on a basis other than pro rata to the extent it is done in good faith and does not, or is not reasonably expected to, result in an improper disadvantage or advantage to one participating Apollo-advised fund as compared to another participating Apollo-advised fund.
In the event investment opportunities are allocated among us and other Apollo-advised funds, we may not be able to structure our investment portfolio in the manner desired. Although AGM endeavors to allocate investment opportunities in a fair and equitable manner, it is possible that we may not be given the opportunity to participate in certain investments made by other Apollo-advised funds or portfolio managers affiliated with AIM. Furthermore, we and the other Apollo-advised funds may make investments in securities where the prevailing trading activity may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold by us and such other Apollo-advised funds. When this occurs, the various prices may be averaged, and we will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to our disadvantage. In addition, under certain circumstances, we may not be charged the same commission or commission equivalent rates in connection with a bunched or aggregated order.
It is possible that other Apollo-advised funds may make investments in the same or similar securities at different times and on different terms than we do. From time to time, we and the other Apollo-advised funds may make investments at different levels of an issuer’s capital structure or otherwise in different classes of an issuer’s securities. Such investments may inherently give rise to conflicts of interest or perceived conflicts of interest between or among the various classes of securities that may be held by such entities. Conflicts may also arise because portfolio decisions regarding us may benefit such other Apollo-advised funds. For example, the sale of a long position or establishment of a short position by us may impair the price of the same security sold short by (and therefore benefit) one or more Apollo-advised funds, and the purchase of a security or covering of a short position in a security by us may increase the price of the same security held by (and therefore benefit) one or more Apollo-advised funds. In these circumstances AIM and its affiliates will seek to resolve each conflict in a manner that is fair to the various clients involved in light of the totality of the circumstances. In some cases the resolution may not be in our best interests.
AGM and its clients may pursue or enforce rights with respect to an issuer in which we have invested, and those activities may have an adverse effect on us. As a result, prices, availability, liquidity and terms of our investments may be negatively impacted by the activities of AGM or its clients, and transactions for us may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case.
Fees and Expenses
In the course of our investing activities, we pay management and incentive fees to AIM, and reimburse AIM for certain expenses it incurs. As a result, investors in our common stock invest on a “gross” basis and receive distributions on a “net” basis after expenses, resulting in, among other things, a lower rate of return than one might achieve through direct investments. As a result of this arrangement, there may be times when the management team of AIM has interests that differ from those of our common stockholders, giving rise to a conflict.
AIM receives a quarterly incentive fee based, in part, on our pre-incentive fee income, if any, for the immediately preceding calendar quarter. This incentive fee will not be payable to AIM unless the pre-incentive net investment income exceeds the performance threshold. To the extent we or AIM are able to exert influence over our portfolio companies, the quarterly pre-incentive fee may provide AIM with an incentive to induce our portfolio companies to prepay interest or other obligations in certain circumstances.
Allocation of Expenses
We have entered into a royalty-free license agreement with AGM, pursuant to which AGM has agreed to grant us a non-exclusive license to use the name “Apollo.” Under the license agreement, we have the right to use the “Apollo” name for so long as AIM or one of its affiliates remains our Investment Adviser. In addition, we rent office space from AIA, an affiliate of AIM, and pay AIA our allocable portion of overhead and other expenses incurred by AIA in performing its obligations under the administration agreement, including our allocable portion of the cost of our Chief Financial Officer, Chief Legal Officer and Chief Compliance Officer and their respective staffs, which can create conflicts of interest that our Board of Directors must monitor.

In the past following periods of volatility in the market price of a company’s securities, securities class action litigation has, from time to time, been brought against that company.
If our stock price fluctuates significantly, we may be the target of securities litigation in the future. Securities litigation could result in substantial costs and divert management’s attention and resources from our business.
To the extent OID and PIK interest constitute a portion of our income, we will be exposed to typical risks associated with such income being required to be included in taxable and accounting income prior to receipt of cash representing such income.
Our investments may include OID and PIK interest arrangements, which represents contractual interest added to a loan balance and due at the end of such loan’s term. To the extent OID or PIK interest constitute a portion of our income, we are exposed to typical risks associated with such income being required to be included in taxable and accounting income prior to receipt of cash, including the following:

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The higher interest rates of OID and PIK instruments reflect the payment deferral and increased credit risk associated with these instruments, and OID and PIK instruments generally represent a significantly higher credit risk than coupon loans.

•	Even if the accounting conditions for income accrual are met, the borrower could still default when our actual collection is supposed to occur at the maturity of the obligation.

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OID and PIK instruments may have unreliable valuations because their continuing accruals require continuing judgments about the collectibility of the deferred payments and the value of any associated collateral. OID and PIK income may also create uncertainty about the source of our cash distributions.

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Capitalizing PIK interest to loan principal increases our gross assets, thus increasing our Investment Adviser’s future base management fees, and increases future investment income, thus increasing our Investment Adviser’s future income incentive fees at a compounding rate.

•	Market prices of zero-coupon or PIK securities may be affected to a greater extent by interest rate changes and may be more volatile than securities that pay interest periodically and in cash.

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For accounting purposes, any cash distributions to stockholders representing OID and PIK income are not designated as paid-in capital, even if the cash to pay them derives from offering proceeds. As a result, despite the fact that a distribution representing OID and PIK income could be paid out of amounts invested by our stockholders, the 1940 Act does not require that stockholders be given notice of this fact by reporting it as a return of capital.

Changes in the laws or regulations governing our business or the businesses of our portfolio companies and any failure by us or our portfolio companies to comply with these laws or regulations, could negatively affect the profitability of our operations or of our portfolio companies.

We are subject to changing rules and regulations of federal and state governments, as well as the stock exchange on which our common stock is listed. These entities, including the Public Company Accounting Oversight Board, the SEC and the NASDAQ Global Select Market, have issued a significant number of new and increasingly complex requirements and regulations over the course of the last several years and continue to develop additional regulations. In particular, changes in the laws or regulations or the interpretations of the laws and regulations that govern BDCs, RICs or non-depository commercial lenders could significantly affect our operations and our cost of doing business. We are subject to federal, state and local laws and regulations and are subject to judicial and administrative decisions that affect our operations, including our loan originations, maximum interest rates, fees and other charges, disclosures to portfolio companies, the terms of secured transactions, collection and foreclosure procedures and other trade practices. If these laws, regulations or decisions change, or if we expand our business into jurisdictions that have adopted more stringent requirements than those in which we currently conduct business, we may have to incur significant expenses in order to comply, or we might have to restrict our operations. In addition, if we do not comply with applicable laws, regulations and decisions, we may lose licenses needed for the conduct of our business and be subject to civil fines and criminal penalties, any of which could have a material adverse effect upon our business, financial condition and results of operations.

Provisions of the Maryland General Corporation Law and of our charter and bylaws could deter takeover attempts and have an adverse impact on the price of our common stock.

The Maryland General Corporation Law, our charter and our bylaws contain provisions that may discourage, delay or make more difficult a change in control or the removal of our directors. We are subject to Subtitle 6 of Title 3 of the Maryland General Corporate Law, the Maryland Business Combination Act, subject to any applicable requirements of the 1940 Act. Our Board of Directors has adopted a resolution exempting from the Business Combination Act any business combination between us and any other person, subject to prior approval of such business combination by our Board of Directors, including approval by a majority of our disinterested directors. If the resolution exempting business combinations is repealed or our Board of Directors does not approve a business combination, the Business Combination Act may discourage third parties from trying to acquire control of us and increase the difficulty of consummating such an offer. We are subject to Subtitle 7 of Title 3 of the Maryland General Corporate Law, the Maryland Control Share Acquisition Act. Our bylaws exempt from the Maryland Control Share Acquisition Act acquisitions of our common stock by any person. If we amend our bylaws to repeal the exemption from the Control Share Acquisition Act, the Control Share Acquisition Act also may make it more difficult for a third party to obtain control of us and increase the difficulty of consummating such an offer. We intend to give the SEC prior notice should our Board of Directors elect to amend our bylaws to repeal the exemption from the Control Share Acquisition Act.

We have also adopted other measures that may make it difficult for a third party to obtain control of us, including provisions of our charter classifying our Board of Directors in three classes serving staggered three-year terms, and provisions of our charter authorizing our Board of Directors to classify or reclassify shares of our stock in one or more classes or series, to cause the issuance of additional shares of our stock, and to amend our charter, without stockholder approval, to increase or decrease the number of shares of stock that we have authority to issue. These provisions, as well as other provisions of our charter and bylaws, may delay, defer or prevent a transaction or a change in control that might otherwise be in the best interests of our stockholders.

We may choose to pay dividends in our own common stock, in which case you may be required to pay federal income taxes in excess of the cash dividends you receive.

We may distribute taxable dividends that are payable in cash and shares of our common stock at the election of each stockholder. The Internal Revenue Service has issued guidance on cash/stock dividends paid by publicly-traded RICs where the cash component is limited to 20% of the total distribution if certain requirements are satisfied. Stockholders receiving such dividends will be required to include the full amount of the dividend (including the portion payable in stock) as ordinary income (or, in certain circumstances, long-term capital gain) to the extent of our current and accumulated earnings and profits for federal income tax purposes. As a result, stockholders may be required to pay income taxes with respect to such dividends in excess of the cash dividends received. If a U.S. stockholder sells the common stock that it receives as a dividend in order to pay this tax, the sales proceeds may be less than the amount included in income with respect to the dividend, depending on the market price of our common stock at the time of the sale. Furthermore, with respect to non-U.S. stockholders, we may be required to withhold U.S. tax with respect to such dividends, including in respect of all or a portion of such dividend that is payable in common stock. In addition, if a significant number of our stockholders determine to sell shares of our common stock in order to pay taxes owed on dividends, it may put downward pressure on the trading price of our common stock. It is unclear whether and to what extent we would choose to pay taxable dividends in cash and common stock.

If we fail to maintain an effective system of internal control over financial reporting, we may not be able to accurately report our financial results or prevent fraud. As a result, stockholders could lose confidence in our financial and other public reporting, which would harm our business and the trading price of our common stock.

Effective internal controls over financial reporting are necessary for us to provide reliable financial reports and, together with adequate disclosure controls and procedures, are designed to prevent fraud. Any failure to implement required new or improved controls, or difficulties encountered in their implementation could cause us to fail to meet our reporting obligations. In addition, any testing by us conducted in connection with Section 404 of the Sarbanes-Oxley Act, or the subsequent testing by our independent registered public accounting firm (when undertaken, as noted below), may reveal deficiencies in our internal controls over financial reporting that are deemed to be material weaknesses or that may require prospective or retroactive changes to our financial statements or identify other areas for further attention or improvement. Inferior internal controls could also cause investors and lenders to lose confidence in our reported financial information, which could have a negative effect on the trading price of our common stock.

We may experience cyber security incidents and are subject to cyber security risks.

Our business operations rely upon secure information technology systems for data processing, storage and reporting. Despite careful security and controls design, implementation and updating, our information technology systems could become subject to cyber attacks. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of service attacks on websites (i.e., efforts to make network services unavailable to intended users). Network, system, application and data breaches could result in operational disruptions or information misappropriation, which could have a material adverse effect on our business, results of operations and financial condition.

Cyber security failures or breaches by our Investment Adviser and other service providers (including, but not limited to, accountants, custodians, transfer agents and administrators), and the issuers of securities in which we invest, have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with our ability to calculate its net asset value, impediments to trading, the inability of our stockholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While we have established a business continuity plan in the event of, and risk management systems to prevent, such cyber attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, we cannot control the cyber security plans and systems put in place by our service providers and issuers in which we invest. We and our stockholders could be negatively impacted as a result.

The failure in cyber security systems, as well as the occurrence of events unanticipated in our disaster recovery systems and management continuity planning could impair our ability to conduct business effectively.

The occurrence of a disaster such as a cyber attack, a natural catastrophe, an industrial accident, a terrorist attack or war, events unanticipated in our disaster recovery systems, or a support failure from external providers, could have an adverse effect on our ability to conduct business and on our results of operations and financial condition, particularly if those events affect our computer-based data processing, transmission, storage, and retrieval systems or destroy data. If a significant number of our managers were unavailable in the event of a disaster, our ability to effectively conduct our business could be severely compromised.

We depend heavily upon computer systems to perform necessary business functions. Despite our implementation of a variety of security measures, our computer systems could be subject to cyber attacks and unauthorized access, such as physical and electronic break-ins or unauthorized tampering. Like other companies, we may experience threats to our data and systems, including malware and computer virus attacks, unauthorized access, system failures and disruptions. If one or more of these events occurs, it could potentially jeopardize the confidential, proprietary and other information processed and stored in, and transmitted through, our computer systems and networks, or otherwise cause interruptions or malfunctions in our operations, which could result in damage to our reputation, financial losses, litigation, increased costs, and/or regulatory penalties.

We are dependent on information systems and systems failures could significantly disrupt our business, which may, in turn, negatively affect the market price of our common stock and our ability to pay dividends.

Our business is dependent on our Investment Adviser and third parties’ communications and information systems. Any failure or interruption of those systems, including as a result of the termination of an agreement with any third-party service providers, could cause delays or other problems in our activities. Our financial, accounting, data processing, backup or other operating systems and facilities may fail to operate properly or become disabled or damaged as a result of a number of factors including events that are wholly or partially beyond our control and adversely affect our business. There could be:

•	sudden electrical or telecommunications outages;

•	natural disasters such as earthquakes, tornadoes and hurricanes;

•	disease pandemics;

•	events arising from local or larger scale political or social matters, including terrorist acts; and

•	cyber attacks.
These events, in turn, could have a material adverse effect on our operating results and negatively affect the market price of our common stock and our ability to pay dividends to our stockholders.
The effect of global climate change may impact the operations of our portfolio companies.
There is evidence of global climate change. Climate change creates physical and financial risk and some of our portfolio companies may be adversely affected by climate change. For example, the needs of customers of energy companies vary with weather conditions, primarily temperature and humidity. To the extent weather conditions are affected by climate change, energy use could increase or decrease depending on the duration and magnitude of any changes. Increased energy use due to weather changes may require additional investments by our portfolio companies engaged in the energy business in more pipelines and other infrastructure to serve increased demand. Increases in the cost of energy also could adversely affect the cost of operations of our portfolio companies if the use of energy products or services is material to their business. A decrease in energy use due to weather changes may affect some of our portfolio companies’ financial condition, through decreased revenues. Extreme weather conditions in general require more system backup, adding to costs, and can contribute to increased system stresses, including service interruptions. Energy companies could also be affected by the potential for lawsuits against or taxes or other regulatory costs imposed on greenhouse gas emitters, based on links drawn between greenhouse gas emissions and climate change.
Our Investment Adviser and Administrator have the right to resign on 60 days’ notice, and we may not be able to find a suitable replacement within that time, resulting in a disruption in our operations that could adversely affect our business, financial condition and results of operations.
Our Investment Adviser and Administrator have the right, under our investment management agreement and administration agreement, respectively, to resign at any time upon not less than 60 days’ written notice, whether we have found a replacement or not. If our Investment Adviser or our Administrator resigns, we may not be able to find a replacement or hire internal management or administration with similar expertise and ability to provide the same or equivalent services on acceptable terms within 60 days, or at all. If we are unable to do so quickly, our operations are likely to experience a disruption, our business, financial condition and results of operations as well as our ability to pay distributions are likely to be adversely affected and the market price of our shares may decline. In addition, the coordination of our internal management and investment activities or our internal administration activities, as applicable, is likely to suffer if we are unable to identify and reach an agreement with a single institution or group of executives having the expertise possessed by our Investment Adviser and its affiliates or our Administrator and its affiliates. Even if we are able to retain comparable management or administration, whether internal or external, the integration of such management or administration and their lack of familiarity with our investment objective may result in additional costs and time delays that may adversely affect our business, financial condition and results of operations.

Risks Relating to our Investments
Our investments in portfolio companies are risky, and we could lose all or part of our investment.
Investment in middle-market companies is speculative and involves a number of significant risks including a high degree of risk of credit loss. Middle-market companies may have limited financial resources and may be unable to meet their obligations under their debt securities that we hold, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of us realizing any guarantees we may have obtained in connection with our investment. In addition, they typically have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns. Middle-market companies are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on our portfolio company and, in turn, on us. Middle-market companies also generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position. In addition, our executive officers, directors and our Investment Adviser may, in the ordinary course of business, be named as defendants in litigation arising from our investments in the portfolio companies.
Investments in the energy sector are subject to many risks.
We have made certain investments in and relating to the energy sector. The operations of energy companies are subject to many risks inherent in the transporting, processing, storing, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, coal, refined petroleum products or other hydrocarbons, or in the exploring, managing or producing of such commodities, including, without limitation: damage to pipelines, storage tanks or related equipment and surrounding properties caused by hurricanes, tornadoes, floods, fires and other natural disasters or by acts of terrorism, inadvertent damage from construction and farm equipment, leaks of natural gas, natural gas liquids, crude oil, refined petroleum products or other hydrocarbons, and fires and explosions. These risks could result in substantial losses due to personal injury or loss of life, severe damage to and destruction of property and equipment and pollution or other environmental damage, and may result in the curtailment or suspension of their related operations, any and all of which could adversely affect our portfolio companies in the energy sector. In addition, the energy sector has experienced significant volatility at times, which may occur in the future, and which could negatively affect the returns on any investment made by the Company in this sector. In addition, valuation of certain investments includes the probability weighting of future events which are outside of management’s control. The final outcome of such events could increase or decrease the fair value of the investment in a future period.
Crude oil and natural gas prices are volatile. A substantial and/or extended decline in crude oil and natural gas prices could have a material adverse effect on some of our portfolio companies in the energy sector.
Crude oil and natural gas prices historically have been volatile and likely will continue to be volatile given current geopolitical conditions. The prices for crude oil and natural gas are subject to a variety of factors beyond our control, such as the domestic and foreign supply of crude oil and natural gas; consumer demand for crude oil and natural gas, and market expectations regarding supply and demand. These factors and the volatility of the energy markets make it extremely difficult to predict price movements. Accordingly, our portfolio companies in the energy sector is at risk for the volatility in crude oil and natural gas prices. A prolonged decline in crude oil and/or natural gas prices may have an adverse effect on our business, financial condition and/or operating results.
Cyclicality within the energy sector may adversely affect our business.
Industries within the energy sector are cyclical with fluctuations in commodity prices and demand for commodities driven by a variety of factors. The highly cyclical nature of the industries within the energy sector may lead to volatile changes in commodity prices, which may adversely affect the earnings of energy companies in which we may invest.

A prolonged continuation of depressed oil and natural gas prices could negatively impact the energy and power industry and energy-related investments within our investment portfolio.
A prolonged continuation of depressed oil and natural gas prices would adversely affect the credit quality and performance of certain of our debt and equity investments in energy and power and related companies. A decrease in credit quality and performance would, in turn, negatively affect the fair value of these investments, which would consequently negatively affect our net asset value. Should a prolonged period of depressed oil and natural gas prices occur, the ability of certain of our portfolio companies in the energy and power and related industries to satisfy financial or operating covenants imposed by us or other lenders may be adversely affected, which could, in turn, negatively impact their financial condition and their ability to satisfy their debt service and other obligations. Likewise, should a prolonged period of depressed oil and natural gas prices occur, it is possible that the cash flow and profit generating capacity of these portfolio companies could also be adversely affected thereby negatively impacting their ability to pay us dividends or distributions on our investments.
Commodities are subject to many risks that may adversely affect some of our portfolio companies.
The prices of commodities are subject to a variety of factors such as political and regulatory changes, seasonal variations, weather, technology and market conditions. These factors and the volatility of the commodities markets make it extremely difficult to predict price movements. Accordingly, the commodities industry has experienced significant volatility at times, which may occur in the future, and which could negatively affect the returns on any investment made by the Company in this industry.
Economic recessions or downturns could impair our portfolio companies and harm our operating results.
Many of our portfolio companies may be susceptible to economic slowdowns or recessions and may be unable to repay our loans during these periods. Therefore, our non-performing assets may increase and the value of our portfolio may decrease during these periods if we are required to write down the values of our investments. Adverse economic conditions also may decrease the value of collateral securing some of our loans and the value of our equity investments. Economic slowdowns or recessions could lead to financial losses in our portfolio and a decrease in revenues, net income and assets. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. These events could prevent us from increasing investments and harm our operating results.
A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, acceleration of the time when the loans are due and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize the portfolio company’s ability to meet its obligations under the debt that we hold. We may incur additional expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting portfolio company.
Our portfolio companies may be highly leveraged and a covenant breach by our portfolio companies may harm our operating results.
Some of our portfolio companies may be highly leveraged, which may have adverse consequences to these companies and to us as an investor. These companies may be subject to restrictive financial and operating covenants and the leverage may impair these companies’ ability to finance their future operations and capital needs. As a result, these companies’ flexibility to respond to changing business and economic conditions and to take advantage of business opportunities may be limited. Further, a leveraged company’s income and net assets will tend to increase or decrease at a greater rate than if borrowed money were not used.
A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of its loans and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize a portfolio company’s ability to meet its obligations under the debt or equity securities that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting portfolio company.
There may be circumstances where our debt investments could be subordinated to claims of other creditors or we could be subject to, among other things, lender liability or fraudulent conveyance claims.
We could, in certain circumstances, become subject to potential liabilities that may exceed the value of our original investment in a portfolio company that experiences severe financial difficulties. For example, we may be adversely affected by laws related to, among other things, fraudulent conveyances, voidable preferences, lender liability, and the bankruptcy court’s discretionary power to disallow, subordinate or disenfranchise particular claims or re-characterize investments made in the form of debt as equity contributions.

If we do not invest a sufficient portion of our assets in qualifying assets, we could fail to qualify as a BDC or be precluded from investing according to our current business strategy.
As a BDC, we may not acquire any assets other than “qualifying assets” unless, at the time of and after giving effect to such acquisition, at least 70% of our total assets are qualifying assets. We believe that most of the investments that we may acquire in the future will constitute qualifying assets. However, we may be precluded from investing in what we believe are attractive investments if such investments are not qualifying assets for purposes of the 1940 Act. If we do not invest a sufficient portion of our assets in qualifying assets, we could be found to be in violation of the 1940 Act provisions applicable to BDCs, which would have a material adverse effect on our business, financial condition and results of operations. Similarly, these rules could prevent us from making follow-on investments in existing portfolio companies (which could result in the dilution of our position) or could require us to dispose of investments at inappropriate times in order to come into compliance with the 1940 Act. Because most of our investments will be in private companies, and therefore will be relatively illiquid, any such dispositions could be made at disadvantageous prices and could result in substantial losses.
Our portfolio contains a limited number of portfolio companies, which subjects us to a greater risk of significant loss if any of these companies defaults on its obligations under any of its debt securities.
A consequence of the limited number of investments in our portfolio is that the aggregate returns we realize may be significantly adversely affected if one or more of our significant portfolio company investments perform poorly or if we need to write down the value of any one significant investment. Beyond our income tax diversification requirements, we do not have fixed guidelines for diversification, and our portfolio could contain relatively few portfolio companies.
Our failure to make follow-on investments in our portfolio companies could impair the value of our portfolio.
Following an initial investment in a portfolio company, we may make additional investments in that portfolio company as “follow-on” investments, in order to: (1) increase or maintain in whole or in part our equity ownership percentage; (2) exercise warrants, options or convertible securities that were acquired in the original or subsequent financing; or (3) attempt to preserve or enhance the value of our investment.
We may elect not to make follow-on investments, may be constrained in our ability to employ available funds, or otherwise may lack sufficient funds to make those investments. We have the discretion to make any follow-on investments, subject to the availability of capital resources. The failure to make follow-on investments may, in some circumstances, jeopardize the continued viability of a portfolio company and our initial investment, or may result in a missed opportunity for us to increase our participation in a successful operation. Even if we have sufficient capital to make a desired follow-on investment, we may elect not to make a follow-on investment because we may not want to increase our concentration of risk, because we prefer other opportunities, or because we are inhibited by compliance with BDC requirements or the desire to maintain our tax status.
When we do not hold controlling equity interests in our portfolio companies, we may not be in a position to exercise control over our portfolio companies or to prevent decisions by management of our portfolio companies that could decrease the value of our investments.
We do not generally take controlling equity positions in our portfolio companies. To the extent that we do not hold a controlling equity interest in a portfolio company, we are subject to the risk that a portfolio company may make business decisions with which we disagree, and the stockholders and management of a portfolio company may take risks or otherwise act in ways that are adverse to our interests. Due to the lack of liquidity for the debt and equity investments that we typically hold in our portfolio companies, we may not be able to dispose of our investments in the event we disagree with the actions of a portfolio company, and may therefore suffer a decrease in the value of our investments.
An investment strategy focused primarily on privately-held companies presents certain challenges, including the lack of available information about these companies, a dependence on the talents and efforts of only a few key portfolio company personnel and a greater vulnerability to economic downturns.
We have invested and will continue to invest primarily in privately-held companies. Generally, little public information exists about these companies, and we are required to rely on the ability of AIM’s investment professionals to obtain adequate information to evaluate the potential returns from investing in these companies.
If we are unable to uncover all material information about these companies, we may not make a fully informed investment decision, and we may lose money on our investments. Also, privately-held companies frequently have less diverse product lines and smaller market presence than public company competitors, which often are larger. These factors could affect our investment returns.

Our portfolio companies may incur debt that ranks equally with, or senior to, our investments in such companies.
We have invested and intend to invest primarily in mezzanine and senior debt securities issued by our portfolio companies. The portfolio companies usually have, or may be permitted to incur, other debt that ranks equally with, or senior to, the debt securities in which we invest. By their terms, such debt instruments may provide that the holders are entitled to receive payment of interest or principal on or before the dates on which we are entitled to receive payments in respect of the debt securities in which we invest. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution in respect of our investment. After repaying such senior creditors, such portfolio company may not have any remaining assets to use for repaying its obligation to us. In the case of debt ranking equally with debt securities in which we invest, we would have to share on an equal basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.    In addition, we may not be in a position to control any portfolio company by investing in its debt securities. As a result, we are subject to the risk that a portfolio company in which we invest may make business decisions with which we disagree and the management of such company, as representatives of the holders of their common equity, may take risks or otherwise act in ways that do not serve our interests as debt investors.
Our incentive fee may induce AIM to make certain investments, including speculative investments.
The incentive fee payable by us to AIM may create an incentive for AIM to make investments on our behalf that are risky or more speculative than would be the case in the absence of such compensation arrangement. The way in which the incentive fee payable to AIM is determined, which is calculated separately in two components as a percentage of the net investment income (subject to a performance threshold) and as a percentage of the realized gain on invested capital, may encourage our Investment Adviser to use leverage to increase the return on our investments. Under certain circumstances, the use of leverage may increase the likelihood of default, which would disfavor the holders of our common stock, including investors in offerings of common stock, securities convertible into our common stock or warrants representing rights to purchase our common stock or securities convertible into our common stock. In addition, AIM receives the incentive fee based, in part, upon net capital gains realized on our investments. Unlike the portion of the incentive fee based on net investment income, there is no performance threshold applicable to the portion of the incentive fee based on net capital gains. As a result, AIM may have a tendency to invest more in investments that are likely to result in capital gains as compared to income producing securities. Such a practice could result in our investing in more speculative securities than would otherwise be the case, which could result in higher investment losses, particularly during economic downturns.
The incentive fee payable by us to AIM also may create an incentive for AIM to invest on our behalf in instruments that have a deferred interest feature such as investments with PIK provisions. Under these investments, we would accrue the interest over the life of the investment but would typically not receive the cash income from the investment until the end of the term or upon the investment being called by the issuer. Our net investment income used to calculate the income portion of our incentive fee, however, includes accrued interest. For the time period between April 1, 2012 and March 31, 2018, the portion of the incentive fee that is attributable to deferred interest, such as PIK, will not be paid to AIM until Apollo Investment receives such interest in cash. Even though such portion of the incentive fee will be paid only when the accrued income is collected, the accrued income is capitalized and included in the calculation of the base management fee. The accrual of incentive fees shall be reversed if such interest is written off in connection with any write-off or similar treatment of the investment. The payment of incentive fees to AIM is made on accruals of expected cash interest. If a portfolio company defaults on a loan, it is possible that accrued interest previously used in the calculation of the incentive fee will become uncollectible. Thus, while a portion of this incentive fee would be based on income that we have not yet received in cash and with respect to which we do not have a formal claw-back right against our Investment Adviser per se, the amount of accrued income to the extent written off in any period will reduce the income in the period in which such write-off was taken and thereby reduce such period’s incentive fee payment. However, even if a loan is put on non-accrual status, its capitalized interest will not be reversed and may continue to be included in the calculation of the base management fee based on an estimation of the loan’s fair value.
We may invest, to the extent permitted by law, in the securities and instruments of other investment companies, including private funds, and, to the extent we so invest, will bear our ratable share of any such investment company’s expenses, including management and performance fees. We will also remain obligated to pay management and incentive fees to AIM with respect to the assets invested in the securities and instruments of other investment companies. With respect to each of these investments, each of our common stockholders will bear his or her share of the management and incentive fee of AIM as well as indirectly bearing the management and performance fees and other expenses of any investment companies in which we invest.

We may be obligated to pay our Investment Adviser incentive compensation even if we incur a loss.
Our Investment Adviser is entitled to incentive compensation for each fiscal quarter in an amount equal to a percentage of the excess of our pre-incentive fee net investment income for that quarter (before deducting incentive compensation) above a performance threshold for that quarter. Accordingly, since the performance threshold is based on a percentage of our net asset value, decreases in our net asset value make it easier to achieve the performance threshold. Our pre-incentive fee net investment income for incentive compensation purposes excludes realized and unrealized capital losses or depreciation that we may incur in the fiscal quarter, even if such capital losses or depreciation result in a net loss on our statements of operations for that quarter. Thus, we may be required to pay AIM incentive compensation for a fiscal quarter even if there is a decline in the value of our portfolio or we incur a net loss for that quarter. In addition, increases in interest rates may increase the amount of incentive fees we pay to our Investment Adviser even though our performance relative to the market has not increased.
Our investments in foreign securities may involve significant risks in addition to the risks inherent in U.S. investments.
Our investment strategy contemplates that a portion of our investments may be in securities of foreign companies. Investing in foreign companies may expose us to additional risks not typically associated with investing in U.S. companies. These risks include changes in exchange control regulations, political and social instability, expropriation, imposition of foreign taxes, less liquid markets and less available information than is generally the case in the United States, higher transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility. These risks are likely to be more pronounced for investments in companies located in emerging markets and particularly for middle-market companies in these economies.
Although most of our investments are denominated in U.S. dollars, our investments that are denominated in a foreign currency are subject to the risk that the value of a particular currency may change in relation to one or more other currencies. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation, and political developments. We may employ hedging techniques to minimize these risks, but we can offer no assurance that we will, in fact, hedge currency risk or, that if we do, such strategies will be effective.
Hedging transactions may expose us to additional risks.
If we engage in hedging transactions, we may expose ourselves to risks associated with such transactions. We may utilize instruments such as forward contracts, currency options and interest rate swaps, caps, collars and floors to seek to hedge against fluctuations in the relative values of our portfolio positions from changes in currency exchange rates and market interest rates. Hedging against a decline in the values of our portfolio positions does not eliminate the possibility of fluctuations in the values of such positions or prevent losses if the values of such positions decline. However, such hedging can establish other positions designed to gain from those same developments, thereby offsetting the decline in the value of such portfolio positions. Such hedging transactions may also limit the opportunity for gain if the values of the underlying portfolio positions should increase. Moreover, it may not be possible to hedge against an exchange rate or interest rate fluctuation that is so generally anticipated that we are not able to enter into a hedging transaction at an acceptable price. Our ability to engage in hedging transactions may also be adversely affected by recent rules adopted by the CFTC.
While we may enter into transactions to seek to reduce currency exchange rate and interest rate risks, unanticipated changes in currency exchange rates or interest rates may result in poorer overall investment performance than if we had not engaged in any such hedging transactions. In addition, the degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio positions being hedged may vary. Moreover, for a variety of reasons, we may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Any such imperfect correlation may prevent us from achieving the intended hedge and expose us to risk of loss. In addition, it may not be possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in non-U.S. currencies because the value of those securities is likely to fluctuate as a result of factors not related to currency fluctuations. Our ability to engage in hedging transactions may also be adversely affected by recent rules adopted by the CFTC.

New market structure requirements applicable to derivatives could significantly increase the costs of utilizing over-the-counter (“OTC”) derivatives.
The Dodd-Frank Act enacted, and CFTC and the SEC have issued or proposed rules to implement, both broad new regulatory requirements and broad new structural requirements applicable to OTC derivative markets and, to a lesser extent, listed commodity futures (and futures options) markets.
These changes include, but are not limited to: requirements that many categories of the most liquid OTC derivatives (currently limited to specified interest rate swaps and index credit default swaps) be executed on qualifying, regulated exchanges and be submitted for clearing; real-time public and regulatory reporting of specified information regarding OTC derivative transactions; and enhanced documentation requirements and recordkeeping requirements. Margin requirements for uncleared OTC derivatives and position limits are also expected to be adopted by the CFTC and other regulators in the future.
While these changes are intended to mitigate systemic risk and to enhance transparency and execution quality in the OTC derivative markets, the impact of these changes is not known at this time. Furthermore, “financial end users,” such as us, that enter into OTC derivatives that are not cleared will, pending finalization of the applicable regulations, generally be required to provide margin to collateralize their obligations under such derivatives. Under current proposed rules, the level of margin that would be required to be collected in connection with uncleared OTC derivatives is in many cases substantially greater than the level currently required by market participants or clearinghouses.
These changes could significantly increase the costs to us of utilizing OTC derivatives, reduce the level of exposure that we are able to obtain (whether for risk management or investment purposes) through OTC derivatives, and reduce the amounts available to us to make non-derivative investments. These changes could also impair liquidity in certain OTC derivatives and adversely affect the quality of execution pricing that we are able to obtain, all of which could adversely impact our investment returns. Furthermore, the margin requirements for cleared and uncleared OTC derivatives may require that AIM, in order to maintain its relief from the CFTC’s CPO registration requirements, limit our ability to enter into hedging transactions or to obtain synthetic investment exposures, in either case adversely affecting our ability to mitigate risk.
Proposed position aggregation requirements may restrict the swap positions that AIM may enter into.
The Dodd-Frank Act significantly expanded the scope of the CFTC’s authority and obligation to require reporting of, and adopt limits on, the size of positions that market participants may own or control in commodity futures and futures options contracts and swaps. The Dodd-Frank Act also narrowed existing exemptions from such position limits for a broad range of risk management transactions.
In accordance with the requirements of the Dodd-Frank Act, the CFTC is required to establish speculative position limits on additional listed futures and options on physical commodities and economically equivalent OTC derivatives; position limits applicable to swaps that are economically equivalent to United States listed futures and futures options contracts, including contracts on non-physical commodities, such as rates, currencies, equities and credit default swaps; and aggregate position limits for a broad range of derivatives contracts based on the same underlying commodity, including swaps and futures and futures options contracts.
The full impact of these recent changes is not known at this time. Individually and collectively, these changes could increase our costs of maintaining positions in commodity futures and futures option contracts and swaps and reduce the level of exposure we are able to obtain (whether for risk management or investment purposes) through commodity futures and futures option contracts and swaps. These changes could also impair liquidity in certain swaps and adversely affect the quality of execution pricing that we are able to obtain, all of which could adversely impact our investment returns.
The effects of various environmental regulations may negatively affect the aviation industry and some of our portfolio companies.
The effects of various environmental regulations may negatively affect the airline industry. This may adversely affect some of our portfolio companies. Governmental regulations regarding aircraft and engine noise and emissions levels apply based on where the relevant aircraft is registered and operated. For example, jurisdictions throughout the world have adopted noise regulations which require all aircraft to comply with noise level standards. In addition to the current requirements, the United States and the International Civil Aviation Organization (“ICAO”) have adopted a new, more stringent set of standards for noise levels which applies to engines manufactured or certified on or after January 1, 2006. Currently, U.S. regulations would not require any phase-out of aircraft that qualify with the older standards applicable to engines manufactured or certified prior to January 1, 2006, but the EU has established a framework for the imposition of operating limitations on aircraft that do not comply with the new standards and incorporated aviation-related emissions into the EU’s Emissions Trading Scheme (“ETS”) beginning in 2012.

In addition to more stringent noise restrictions, the United States and other jurisdictions are beginning to impose more stringent limits on nitrogen oxide, carbon monoxide and carbon dioxide emissions from engines, consistent with current ICAO standards. Concerns over global warming also could result in more stringent limitations on the operation of aircraft.
The United States aviation industry is extensively regulated by government agencies, particularly the Federal Aviation Administration and the National Transportation Safety Board. New air travel regulations have been, and management anticipates will continue to be, implemented that could have a negative impact on airline and airport revenues. Continued increased regulations of the aviation industry, or a continued downturn in the aviation industry's economic situation, could have a material adverse effect on the Company.

European countries generally have relatively strict environmental regulations that can restrict operational flexibility and decrease aircraft productivity. The European Parliament has confirmed that all emissions from flights within the EU are subject to the ETS requirement, even those emissions that are emitted outside of the EU. The EU suspended the enforcement of the ETS requirements for international flights outside of the EU due to a proposal issued by the ICAO in October 2013 to develop a global program to reduce international aviation emissions, which would be enforced by 2020. In response to this, the European Commission has proposed to amend the ETS so that only flights or portions thereof that take place in European regional airspace are subject to the ETS requirements. The potential impact of ETS and the forthcoming ICAO requirements on costs have not been completely identified. Any of these regulations could limit the economic life of the aircraft and engines, reduce their value, limit our portfolio companies’ ability to lease or sell the non-compliant aircraft and engines or, if engine modifications are permitted, require our portfolio companies to make significant additional investments in the aircraft and engines to make them compliant. In addition, compliance with current or future regulations, taxes or duties imposed to deal with environmental concerns could cause our portfolio companies to incur higher costs, thereby generating lower net revenues and resulting in an adverse impact on the financial condition of such portfolio companies.
Our investments in the healthcare and pharmaceutical services industry sector are subject to extensive government regulation and certain other risks particular to that industry.
We invest in healthcare and pharmaceutical services. Our investments in portfolio companies that operate in this sector are subject to certain significant risks particular to that industry. The laws and rules governing the business of healthcare companies and interpretations of those laws and rules are subject to frequent change. Broad latitude is given to the agencies administering those regulations. Existing or future laws and rules could force our portfolio companies engaged in healthcare to change how they do business, restrict revenue, increase costs, change reserve levels and change business practices. Healthcare companies often must obtain and maintain regulatory approvals to market many of their products, change prices for certain regulated products and consummate some of their acquisitions and divestitures. Delays in obtaining or failing to obtain or maintain these approvals could reduce revenue or increase costs. Policy changes on the local, state and federal level, such as the expansion of the government’s role in the healthcare arena and alternative assessments and tax increases specific to the healthcare industry or healthcare products as part of federal health care reform initiatives, could fundamentally change the dynamics of the healthcare industry. In particular, health insurance reform, including The Patient Protection and Affordable Care Act and The Health Care and Education Reconciliation Act of 2010, or Health Insurance Reform Legislation, could have a significant effect on our portfolio companies in this industry sector. As Health Insurance Reform Legislation is implemented, our portfolio companies in this industry sector may be forced to change how they do business. We can give no assurance that these portfolio companies will be able to adapt successfully in response to these changes. Any of these factors could materially adversely affect the operations of a portfolio company in this industry sector and, in turn, impair our ability to timely collect principal and interest payments owed to us.

Risks Relating to our Debt Instruments
Our senior secured credit facility begins amortizing in January 2021 and any inability to renew, extend or replace the facility could adversely impact our liquidity and ability to find new investments or maintain distributions to our stockholders.
On December 22, 2016, the Company amended and restated its senior secured, multi-currency, revolving credit facility (the “Senior Secured Facility”) from the previous April 24, 2015 amendment. The amended and restated agreement decreased the lenders’ commitments from $1.31 billion to $1.14 billion, extended the final maturity date through December 22, 2021, and included an accordion provision which allows the Company to increase the total commitments under the existing revolving facility up to an aggregate principal amount of $1.965 billion from new or existing lenders on the same terms and conditions as the existing commitments. On August 29, 2017, the Company entered into an amendment to its Senior Secured Facility to increase the multicurrency commitments under the Senior Secured Facility by $50 million from $1.14 billion to $1.19 billion pursuant to the accordion provisions therein. The Senior Secured Facility is secured by substantially all of the assets in the Company’s portfolio, including cash and cash equivalents. Commencing January 31, 2021, the Company is required to repay, in twelve consecutive monthly installments of equal size, the outstanding amount under the Senior Secured Facility as of December 22, 2020. In addition, the stated interest rate on the facility remains as a formula-based calculation based on a minimum borrowing base, resulting in a stated interest rate, depending on the type of borrowing, of (a) either LIBOR plus 1.75% per annum or LIBOR plus 2.00% per annum, or (b) either Alternate Base Rate plus 0.75% per annum or Alternate Base Rate plus 1% per annum. Alternate Base Rate means, for any day, a rate per annum equal to the greatest of (a) the Prime Rate in effect on such day, (b) the Federal Funds Effective Rate for such day plus 1/2 of 1% and (c) the rate per annum equal to 1% plus the rate appearing on Reuters Screen LIBOR01 Page at approximately 11:00 A.M., London time, on such day, for US Dollar deposits with a term of one month. As of June 30, 2018, the stated interest rate on the facility was LIBOR plus 2.00%. The Company is required to pay a commitment fee of 0.375% per annum on any unused portion of the Senior Secured Facility and participation fees and fronting fees totaling 2.25% per annum on the letters of credit issued.

There can be no assurance that we will be able to renew, extend or replace the Senior Secured Facility upon the termination of the lenders’ obligations to make new loans or the Senior Secured Facility’s final maturity on terms that are favorable to us, if at all. Our ability to renew, extend or replace the Senior Secured Facility will be constrained by then-current economic conditions affecting the credit markets. In the event that we are not able to renew, extend or replace the Senior Secured Facility at the time of the termination of the lenders’ obligations to make new loans or the Senior Secured Facility’s final maturity, this could have a material adverse effect on our liquidity and ability to fund new investments, our ability to make distributions to our stockholders and our ability to qualify as a RIC.

Our senior secured notes and unsecured notes have maturity dates over the course of the next several years, and any inability to replace or repay our senior secured notes or unsecured notes could adversely impact our liquidity and ability to fund new investments or maintain distributions to our stockholders.
On September 29, 2011, the Company closed a private offering of $45 million aggregate principal amount of senior secured notes consisting of two series: $29 million aggregate principal amount of 5.875% Senior Secured Notes, Series A, due September 29, 2016 (the “Series A Notes”); and $16 million aggregate principal amount of 6.250% Senior Secured Notes, Series B, due September 29, 2018 (the “Series B Notes”). On September 29, 2016, the Series A Notes, which had an outstanding principal balance of $29 million, matured and were repaid in full.
On October 9, 2012, the Company issued $150 million aggregate principal amount of 6.625% senior unsecured notes due October 15, 2042 (the “2042 Notes”). On June 17, 2013, the Company issued $135 million aggregate principal amount of 6.875% senior unsecured notes due July 15, 2043 (the “2043 Notes”). On June 24, 2013, an additional $15 million aggregate principal amount of the 2043 Notes was issued pursuant to the underwriters’ over-allotment option exercise. On March 3, 2015, the Company issued $350 million aggregate principal amount of 5.250% senior unsecured notes due March 3, 2025 (the “2025 Notes”). On October 16, 2017, the Company redeemed the entire $150 million aggregate principal amount outstanding of the 2042 Notes in accordance with the terms of the indenture governing the 2042 Notes, before its stated maturity date.
There can be no assurance that we will be able to replace the Series B Notes, the 2043 Notes or the 2025 Notes upon their maturity on terms that are favorable to us, if at all. Our ability to replace the Series B Notes, the 2043 Notes or the 2025 Notes will be constrained by then-current economic conditions affecting the credit markets. In the event that we are not able to replace or repay the Series B Notes, the 2043 Notes or the 2025 Notes at the time of their maturity, this could have a material adverse effect on our liquidity and ability to fund new investments, our ability to make distributions to our stockholders and our ability to qualify as a RIC.

The trading market or market value of our debt securities may fluctuate.
Our publicly issued debt securities may or may not have an established trading market. We cannot assure you that a trading market for debt securities will ever develop or be maintained if developed. In addition to our creditworthiness, many factors may materially adversely affect the trading market for, and market value of, debt securities we may issue. These factors include, but are not limited to, the following:

•	the time remaining to the maturity of these debt securities;

•	the outstanding principal amount of debt securities with terms identical to these debt securities;

•	the ratings assigned by national statistical ratings agencies;

•	the general economic environment;

•	the supply of debt securities trading in the secondary market, if any;

•	the redemption or repayment features, if any, of these debt securities;

•	the level, direction and volatility of market interest rates generally; and

•	market rates of interest higher or lower than rates borne by the debt securities.
You should also be aware that there may be a limited number of buyers if and when you decide to sell your debt securities. This too may materially adversely affect the market value of the debt securities or the trading market for the debt securities
Terms relating to redemption may materially adversely affect your return on any debt securities that we may issue.
If our noteholders’ debt securities are redeemable at our option, we may choose to redeem your debt securities at times when prevailing interest rates are lower than the interest rate paid on your debt securities. In addition, if our noteholders’ debt securities are subject to mandatory redemption, we may be required to redeem such debt securities also at times when prevailing interest rates are lower than the interest rate paid on such debt securities. In this circumstance, a noteholder may not be able to reinvest the redemption proceeds in a comparable security at an effective interest rate as high as the debt securities being redeemed.
Our credit ratings may not reflect all risks of an investment in our debt securities.
Our credit ratings are an assessment by third parties of our ability to pay our obligations. Consequently, real or anticipated changes in our credit ratings will generally affect the market value of our debt securities. Our credit ratings, however, may not reflect the potential impact of risks related to market conditions generally or other factors discussed above on the market value of or trading market for the publicly issued debt securities.

Risks Relating to Issuance of our Preferred Stock

An investment in our preferred stock should not constitute a complete investment program.

If we issue preferred stock, the net asset value and market value of our common stock may become more volatile.

We cannot assure you that the issuance of preferred stock would result in a higher yield or return to the holders of the common stock. The issuance of preferred stock would likely cause the net asset value and market value of the common stock to become more volatile. If the dividend rate on the preferred stock were to approach the net rate of return on our investment portfolio, the benefit of leverage to the holders of the common stock would be reduced. If the dividend rate on the preferred stock were to exceed the net rate of return on our portfolio, the leverage would result in a lower rate of return to the holders of common stock than if we had not issued preferred stock. Any decline in the net asset value of our investments would be borne entirely by the holders of common stock. Therefore, if the market value of our portfolio were to decline, the leverage would result in a greater decrease in net asset value to the holders of common stock than if we were not leveraged through the issuance of preferred stock. This greater net asset value decrease would also tend to cause a greater decline in the market price for the common stock.

We might be in danger of failing to maintain the required asset coverage of the preferred stock or of losing our ratings on the preferred stock or, in an extreme case, our current investment income might not be sufficient to meet the dividend requirements on the preferred stock. In order to counteract such an event, we might need to liquidate investments in order to fund a redemption of some or all of the preferred stock. In addition, we would pay (and the holders of common stock would bear) all costs and expenses relating to the issuance and ongoing maintenance of the preferred stock, including higher advisory fees if our total return exceeds the dividend rate on the preferred stock. Holders of preferred stock may have different interests than holders of common stock and may at times have disproportionate influence over our affairs.

The issuance of shares of preferred stock with dividend or conversion rights, liquidation preferences or other economic terms favorable to the holders of preferred stock could adversely affect the market price for our common stock by making an investment in the common stock less attractive. In addition, the dividends on any preferred stock we issue must be cumulative. Payment of dividends and repayment of the liquidation preference of preferred stock must take preference over any dividends or other payments to our common stockholders, and holders of preferred stock are not subject to any of our expenses or losses and are not entitled to participate in any income or appreciation in excess of their stated preference (other than convertible preferred stock that converts into common stock). In addition, under the 1940 Act, preferred stock constitutes a “senior security” for purposes of the 200% asset coverage test.

Holders of any preferred stock we might issue would have the right to elect members of the Board of Directors and class voting rights on certain matters.

Holders of any preferred stock we might issue, voting separately as a single class, would have the right to elect two members of the Board of Directors at all times and in the event dividends become two full years in arrears would have the right to elect a majority of the directors until such arrearage is completely eliminated. In addition, preferred stockholders have class voting rights on certain matters, including changes in fundamental investment restrictions and conversion to open-end status, and accordingly can veto any such changes. Restrictions imposed on the declarations and payment of dividends or other distributions to the holders of our common stock and preferred stock, both by the 1940 Act and by requirements imposed by rating agencies or the terms of our credit facilities, might impair our ability to maintain our qualification as a RIC for federal income tax purposes. While we would intend to redeem our preferred stock to the extent necessary to enable us to distribute our income as required to maintain our qualification as a RIC, there can be no assurance that such actions could be effected in time to meet the tax requirements.

Risks Relating to an Investment in our Common Stock
Investing in our securities involves a high degree of risk and is highly speculative.
The investments we make in accordance with our investment objective may result in a higher amount of risk than alternative investment options and volatility or loss of principal. Our investments in portfolio companies may be highly speculative and aggressive, therefore, an investment in our securities may not be suitable for someone with a low risk tolerance.
There is a risk that investors in our equity securities may not receive distributions or that our distributions may not grow over time and that investors in our debt securities may not receive all of the interest income to which they are entitled.
We intend to make distributions on a quarterly basis to our stockholders out of assets legally available for distribution. We cannot assure you that we will achieve investment results that will allow us to make a specified level of cash distributions or year-to-year increases in cash distributions. In addition, due to the asset coverage test applicable to us as a BDC, we may in the future be limited in our ability to make distributions. Also, our revolving credit facility may limit our ability to declare dividends if we default under certain provisions or fail to satisfy certain other conditions. If we do not distribute a certain percentage of our income annually, we will suffer adverse tax consequences, including possible loss of the tax benefits available to us as a RIC. In addition, in accordance with U.S. generally accepted accounting principles and tax regulations, we include in income certain amounts that we have not yet received in cash, such as contractual payment-in-kind interest, which represents contractual interest added to the loan balance that becomes due at the end of the loan term, or the accrual of original issue or market discount. Since we may recognize income before or without receiving cash representing such income, we may have difficulty meeting the requirement to distribute at least 90% of our investment company taxable income to obtain tax benefits as a RIC.
We will be subject to a 4% non-deductible federal excise tax on certain undistributed income of RICs unless we distribute in a timely manner an amount at least equal to the sum of (1) 98% of our ordinary income for each calendar year, (2) 98.2% of our capital gain net income for the one-year period ending October 31 in that calendar year and (3) any income recognized, but not distributed, in preceding years. We will not be subject to excise taxes on amounts on which we are required to pay corporate income taxes (such as retained net capital gains). Finally, if more stockholders opt to receive cash distributions rather than participate in our dividend reinvestment plan, we may be forced to liquidate some of our investments and raise cash in order to make cash distribution payments.

Our shares may trade at discounts from net asset value or at premiums that are unsustainable over the long term.
Shares of BDCs may trade at a market price that is less than the net asset value that is attributable to those shares. This characteristic of closed-end investment companies is separate and distinct from the risk that our net asset value per share may decline. The possibility that our shares of common stock will trade at a discount from net asset value or at a premium that is unsustainable over the long term are separate and distinct from the risk that our net asset value will decrease. It is not possible to predict whether shares will trade at, above, or below net asset value.
Investigations and reviews of Apollo affiliates’ use of placement agents could harm Apollo Investment’s reputation, depress its stock price or have other negative consequences.
While Apollo Investment has not, to date, raised any funds through the use of placement agents (other than through the ordinary course of engagement of underwriters, from time to time, in connection with the public offering of Apollo Investment’s securities), affiliates of AIM sometimes use placement agents to assist in marketing certain of the investment funds that they manage. Various state attorneys general and federal and state agencies have initiated industry-wide investigations into the use of placement agents in connection with the solicitation of investments, particularly with respect to investments by public pension funds. Certain affiliates of AGM have received subpoenas and other requests for information from various government regulatory agencies and investors in AGM’s funds, seeking information regarding the use of placement agents. California Public Employees’ Retirement System (“CalPERS”), one of AGM’s strategic investors, announced on October 14, 2009 that it had initiated a special review of placement agents and related issues. The report of the CalPERS special review was issued on March 14, 2011. That report does not allege any wrongdoing on the part of AGM or its affiliates. AGM is continuing to cooperate with all such investigations and other reviews. In addition, on May 6, 2010, the California Attorney General filed a civil complaint against Alfred Villalobos and his company, Arvco Capital Research, LLC (“Arvco”), a placement agent that AGM has used, and Federico Buenrostro Jr., the former CEO of CalPERS, alleging conduct in violation of certain California laws in connection with CalPERS's purchase of securities in various funds managed by AGM and another asset manager. None of Apollo Investment, AIM or AGM are parties to the civil lawsuit, and the lawsuit does not allege any misconduct on the part of Apollo Investment, AIM or AGM. Likewise, on April 23, 2012, the SEC filed a lawsuit alleging securities fraud on the part of Arvco, as well as Messrs. Buenrostro and Villalobos, in connection with their activities concerning certain CalPERS investments in funds managed by AGM. This lawsuit also does not allege wrongdoing on the part of AGM, and in fact alleges that AGM was defrauded by Arvco, Villalobos, and Buenrostro. On March 14, 2013, the United States Department of Justice unsealed an indictment against Messrs. Villalobos and Buenrostro alleging, among other crimes, fraud in connection with those same activities; again, AGM is not accused of any wrongdoing and in fact is alleged to have been defrauded by the defendants. The criminal action was set for trial in a San Francisco federal court in July 2014, but was put on hold after Mr. Buenrostro pleaded guilty on July 11, 2014. As part of Mr. Buenrostro’s plea agreement, he admitted to taking cash and other bribes from Mr. Villalobos in exchange for several improprieties, including attempting to influence CalPERS’ investing decisions and improperly preparing disclosure letters to satisfy AGM’s requirements. There is no suggestion that AGM was aware that Mr. Buenrostro had signed the letters with a corrupt motive. The government has indicated that they will file new charges against Mr. Villalobos incorporating Mr. Buenrostro’s admissions. On August 7, 2014, the government filed a superseding indictment against Mr. Villalobos asserting additional charges. The trial had been scheduled for February 23, 2015, but Mr. Villalobos passed away on January 13, 2015. Additionally, on April 15, 2013, Mr. Villalobos, Arvco and related entities (the “Arvco Debtors”) brought a civil action in the United States Bankruptcy Court for the District of Nevada (the “Bankruptcy Court”) against AGM. The action is related to the ongoing bankruptcy proceedings of the Arvco Debtors. This action alleges that Arvco served as a placement agent for AGM in connection with several funds associated with AGM, and seeks to recover purported fees the Arvco Debtors claim AGM has not paid them for a portion of Arvco's placement agent services. In addition, the Arvco Debtors allege that AGM has interfered with the Arvco Debtors’ commercial relationships with third parties, purportedly causing the Arvco Debtors to lose business and to incur fees and expenses in the defense of various investigations and litigations. The Arvco Debtors also seek compensation from AGM for these alleged lost profits and fees and expenses. The Arvco Debtors’ complaint asserts various theories of recovery under the Bankruptcy Code and common law. AGM denies the merit of all of the Arvco Debtors’ claims and will vigorously contest them. The Bankruptcy Court had stayed this action pending the result in the criminal case against Mr. Villalobos but lifted the stay on May 1, 2015; in light of Mr. Villalobos's death, the criminal case was dismissed. On August 25, 2016, Christina Lovato, in her capacity as the Chapter 7 Trustee for the Arvco Debtors, filed an amended complaint. On March 20, 2017, the court granted Apollo’s motion to dismiss the equitable claims asserted in the amended complaint, leaving just two breach of contract claims remaining. On October 20, 2017, Apollo moved for summary judgment as to the trustee’s remaining claims and a counterclaim by Apollo that seeks indemnification for attorneys’ fees and expenses. The court granted summary judgment in favor of Apollo in part, and ordered supplemental briefing on the remaining claims, on May 23, 2018. On August 2, 2018, the court granted summary judgment on the balance of the plaintiff’s claims. No estimate of possible loss, if any, can be made at this time.

The market price of our securities may fluctuate significantly.
The market price and liquidity of the market for our securities may be significantly affected by numerous factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include:

•
volatility in the market price and trading volume of securities of business development companies or other companies in our sector, which are not necessarily related to the operating performance of these companies;

•	changes in regulatory policies or tax guidelines, particularly with respect to RICs or business development companies;

•	the inclusion or exclusion of our common stock from certain indices;

•	changes in law, regulatory policies or tax guidelines, or interpretations thereof, particularly with respect to RICs or BDCs;

•	loss of RIC status;

•	changes in earnings or variations in operating results;

•	changes in the value of our portfolio of investments;

•	any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;

•	departure of AIM’s key personnel;

•	operating performance of companies comparable to us;

•	short-selling pressure with respect to shares of our common stock or BDCs generally;

•	uncertainty surrounding the strength of the U.S. economic recovery;

•	concerns regarding volatility in the Chinese stock market and Chinese currency;

•	concerns regarding continued volatility of oil prices;

•	general economic trends and other external factors; and

•	loss of a major funding source.
We may be unable to invest the net proceeds raised from offerings on acceptable terms, which would harm our financial condition and operating results.
Until we identify new investment opportunities, we intend to either invest the net proceeds of future offerings in interest-bearing deposits or other short-term instruments or use the net proceeds from such offerings to reduce then-outstanding obligations under our credit facility. We cannot assure you that we will be able to find enough appropriate investments that meet our investment criteria or that any investment we complete using the proceeds from an offering will produce a sufficient return.
Sales of substantial amounts of our securities may have an adverse effect on the market price of our securities.
Sales of substantial amounts of our securities, or the availability of such securities for sale, could adversely affect the prevailing market prices for our securities. If this occurs and continues, it could impair our ability to raise additional capital through the sale of securities should we desire to do so.
If you do not fully exercise your subscription rights in any rights offering of our common stock, your interest in us may be diluted and, if the subscription price is less than our net asset value per share, you may experience an immediate dilution of the aggregate net asset value of your shares.
In the event we issue subscription rights to acquire shares of our common stock, stockholders who do not fully exercise their subscription rights should expect that they will, at the completion of the rights offering, own a smaller proportional interest in us than would be the case if they fully exercised their rights. In addition, if the subscription price is less than the net asset value per share of our common stock, a stockholder who does not fully exercise its subscription rights may experience an immediate dilution of the aggregate net asset value of its shares as a result of the offering. We would not be able to state the amount of any such dilution prior to knowing the results of the offering. Such dilution could be substantial.

Stockholders may experience dilution in their ownership percentage if they do not participate in our dividend reinvestment plan.
All distributions declared in cash payable to stockholders that are participants in our dividend reinvestment plan are generally automatically reinvested in shares of our common stock. As a result, stockholders that do not participate in the dividend reinvestment plan may experience dilution over time. Stockholders who do not elect to receive distributions in shares of common stock may experience accretion to the net asset value of their shares if our shares are trading at a premium and dilution if our shares are trading at a discount. The level of accretion or discount would depend on various factors, including the proportion of our stockholders who participate in the plan, the level of premium or discount at which our shares are trading and the amount of the distribution payable to a stockholder.

USE OF PROCEEDS
Unless otherwise specified in a prospectus supplement, we intend to use the net proceeds from selling securities pursuant to this prospectus for general corporate purposes, which include investing in portfolio companies in accordance with our investment objective and strategies and repaying indebtedness incurred under our senior credit facility. We anticipate that substantially all of the net proceeds of an offering of securities pursuant to this prospectus will be used within two years, depending on the availability of appropriate investment opportunities consistent with our investment objective and market conditions. Our portfolio is comprised primarily of investments in debt, including secured and unsecured debt of private middle market companies that, in the case of senior secured loans, generally are not broadly syndicated and whose aggregate tranche size is typically less than $250 million. Our portfolio also includes equity interests such as common stock, preferred stock, warrants or options. Pending our investments in new debt investments, we plan to invest a portion of the net proceeds from an offering in cash equivalents, U.S. government securities and other high-quality debt investments that mature in one year or less from the date of investment, to reduce then-outstanding obligations under our debt instruments, or for other general corporate purposes. The management fee payable by us will not be reduced while our assets are invested in such securities. See “Regulation—Temporary investments” for additional information about temporary investments we may make while waiting to make longer-term investments in pursuit of our investment objective. The supplement to this prospectus relating to an offering will more fully identify the use of the proceeds from such offering.

DISTRIBUTIONS
We intend to continue to pay dividends or make other distributions on a quarterly basis to our stockholders. Our quarterly distributions, if any, will be determined by our Board of Directors. We expect that our distributions to stockholders generally will be from accumulated net investment income and from cumulative net realized capital gains, as applicable, although a portion may represent a return of capital.
We have elected to be taxed as a RIC under Subchapter M of the Code. To maintain our RIC status, we must distribute at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, out of the assets legally available for distribution. In addition, although we currently intend to distribute realized net capital gains (i.e., net long-term capital gains in excess of net short-term capital losses), if any, at least annually, out of the assets legally available for such distributions, we may in the future decide to retain such capital gains for investment. In addition, we have substantial net capital loss carryforwards and consequently do not expect to generate cumulative net capital gains in the foreseeable future.
We maintain an “opt out” dividend reinvestment plan for our common stockholders. As a result, if we declare a distribution, then stockholders’ cash dividends will be automatically reinvested in additional shares of our common stock, unless they specifically “opt out” of the dividend reinvestment plan so as to receive cash dividends.
We may not be able to achieve operating results that will allow us to make distributions at a specific level or to increase the amount of these distributions from time to time. In addition, due to the asset coverage test applicable to us as a business development company, we may in the future be limited in our ability to make distributions. Also, our revolving credit facility may limit our ability to declare dividends if we default under certain provisions or fail to satisfy certain other conditions. If we do not distribute a certain percentage of our income annually, we may suffer adverse tax consequences, including possible loss of the tax benefits available to us as a regulated investment company. In addition, in accordance with U.S. generally accepted accounting principles and tax regulations, we include in income certain amounts that we have not yet received in cash, such as contractual PIK interest, which represents contractual interest added to the loan balance that becomes due at the end of the loan term, or the accrual of original issue or market discount. Since we may recognize income before or without receiving cash representing such income, we may not be able to meet the requirement to distribute at least 90% of our investment company taxable income to obtain tax benefits as a regulated investment company.
With respect to the distributions to stockholders, income from origination, structuring, closing, commitment and other upfront fees associated with investments in portfolio companies is treated as taxable income and accordingly, distributed to stockholders.
All distributions declared in cash payable to stockholders that are participants in our dividend reinvestment plan are generally automatically reinvested in shares of our common stock. As a result, stockholders that do not participate in the dividend reinvestment plan may experience dilution over time. Stockholders who do not elect to receive distributions in shares of common stock may experience accretion to the net asset value of their shares if our shares are trading at a premium and dilution if our shares are trading at a discount. The level of accretion or discount would depend on various factors, including the proportion of our stockholders who participate in the plan, the level of premium or discount at which our shares are trading and the amount of the distribution payable to a stockholder.
The following table lists the quarterly distributions per share from our common stock for the past two fiscal years and the current fiscal year.

Record Dates	Payment Dates	Distribution Amount Per Share
Year Ending March 31, 2019
9/24/2018	10/9/2018	$0.15
6/21/2018	7/6/2018	$0.15
Year Ended March 31, 2018
3/27/2018	4/12/2018	$0.15
12/21/2017	1/5/2018	$0.15
9/21/2017	10/5/2017	$0.15
6/21/2017	7/6/2017	$0.15
Year Ended March 31, 2017
3/21/2017	4/6/2017	$0.15
12/21/2016	1/5/2017	$0.15
9/21/2016	10/5/2016	$0.15
6/21/2016	7/6/2016	$0.20

SELECTED FINANCIAL DATA
The following selected financial and other data for the fiscal years ended March 31, 2018, 2017, 2016, 2015 and 2014 are derived from our financial statements which have been audited by our independent registered public accounting firm.
This selected financial data should be read in conjunction with our financial statements and related notes thereto and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included elsewhere in this prospectus.

	Year Ended March 31,
	2018	2017	2016	2015	2014
Summary of Operations
Total investment income	$259,287	$279,862	$379,745	$433,631	$381,346
Net expenses	125,900	130,619	186,488	205,658	180,098
Net investment income	133,387	149,243	193,257	227,973	201,248
Net realized and change in unrealized gains (losses)	(46,358)	(130,873)	(237,783)	(152,551)	69,624
Net increase (decrease) in net assets resulting from operations	87,029	18,370	(44,526)	75,422	270,872
Per Share Data
Net asset value	$6.56	$6.74	$7.28	$8.18	$8.67
Net investment income	0.61	0.67	0.83	0.96	0.91
Earnings (loss) per share — basic	0.40	0.08	(0.19)	0.32	1.21
Earnings (loss) per share — diluted (1)	N/A	N/A	(0.19)	0.32	1.18
Distributions declared	0.60	0.65	0.80	0.80	0.80
Balance Sheet Data
Total assets (2)	$2,311,810	$2,410,120	$3,078,637	$3,543,738	$3,625,865
Total debt outstanding (2)	789,846	848,449	1,312,960	1,481,606	1,356,175
Net assets	1,418,086	1,481,797	1,645,581	1,937,608	2,051,611
Other Data
Total return (3)	(12.06)%	31.44%	(17.53)%	1.86%	9.40%
Number of portfolio companies at year end	90	86	89	105	111
Total portfolio investments for the year	$1,049,363	$601,065	$1,088,517	$2,211,081	$2,816,149
Investment sales and repayments for the year	$1,153,978	$1,094,634	$1,338,689	$2,250,782	$2,322,189
Weighted average yield on debt portfolio at year end (4)	10.7%	10.3%	11.0%	11.2%	11.1%
Weighted average yield on total portfolio at year end (5)	9.6%	8.7%	9.8%	9.9%	10.2%
Weighted average shares outstanding — basic	218,623,840	222,415,073	232,555,815	236,741,351	222,800,255
Weighted average shares outstanding — diluted (1)	N/A	N/A	232,555,815	236,741,351	237,348,355
____________________

(1)
In applying the if-converted method, conversion is not assumed for purposes of computing diluted EPS if the effect would be anti-dilutive. For the years ended March 31, 2018 and March 31, 2017, the Company did not have any convertible notes. As such, diluted EPS and diluted weighted average shares outstanding were not applicable. For the years ended March 31, 2016 and March 31, 2015, anti-dilution would total $0.04 and $0.02, respectively.

(2)	Numbers prior to March 31, 2017 were updated due to the retrospective application of the new accounting pronouncements (ASU 2015-03 and ASU 2015-15) adopted as of April 1, 2016.

(3)	Total return is based on the change in market price per share and takes into account distributions, if any, reinvested in accordance with Apollo Investment’s dividend reinvestment plan.

(4)	Exclusive of investments on non-accrual status.

(5)	Inclusive of all income generating investments, non-income generating investments and investments on non-accrual status.

FORWARD-LOOKING STATEMENTS
Some of the statements in this prospectus constitute forward-looking statements, which relate to future events or our future performance or financial condition. The forward-looking statements contained in this prospectus involve risks and uncertainties, including statements as to:

•	our future operating results;

•	our business prospects and the prospects of our portfolio companies;

•	the impact of investments that we expect to make;

•	our contractual arrangements and relationships with third parties;

•	the dependence of our future success on the general economy and its impact on the industries in which we invest;

•	the ability of our portfolio companies to achieve their objectives;

•	our expected financings and investments;

•	the adequacy of our cash resources and working capital; and

•	the timing of cash flows, if any, from the operations of our portfolio companies.
We generally use words such as “anticipates,” “believes,” “expects,” “intends” and similar expressions to identify forward-looking statements. Our actual results could differ materially from those projected in the forward-looking statements for any reason, including the factors set forth in “Risk Factors” and elsewhere in this prospectus.
We have based the forward-looking statements included in this prospectus on information available to us on the date of this prospectus. Although we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, we have a general obligation to update to reflect material changes in our disclosures and you are advised to consult any additional disclosures that we may make directly to you or through reports that we in the future may file with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K.

MANAGEMENT’S DISCUSSION AND ANALYSIS
OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS
The following discussion should be read in conjunction with our financial statements and related notes and other financial information appearing elsewhere in this prospectus. In addition to historical information, the following discussion and other parts of this prospectus contain forward-looking information that involves risks and uncertainties. Our actual results could differ materially from those anticipated by such forward-looking information due to the factors discussed under “Risk Factors” and “Forward-Looking Statements” appearing elsewhere in this prospectus.

Overview
Apollo Investment Corporation (the “Company,” “Apollo Investment,” “AIC,” “we,” “us,” or “our”) was incorporated under the Maryland General Corporation Law in February 2004. We have elected to be treated as a business development company (“BDC”) under the Investment Company Act of 1940 (the “1940 Act”). As such, we are required to comply with certain regulatory requirements. For instance, we generally have to invest at least 70% of our total assets in “qualifying assets,” including securities of private or thinly traded public U.S. companies, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less. In addition, for federal income tax purposes we have elected to be treated as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). Pursuant to this election and assuming we qualify as a RIC, we generally do not have to pay corporate-level federal income taxes on any income we distribute to our stockholders. We commenced operations on April 8, 2004 upon completion of our initial public offering that raised $870 million in net proceeds from selling 62 million shares of common stock at a price of $15.00 per share. Since then, and through March 31, 2018, we have raised approximately $2.21 billion in net proceeds from additional offerings of common stock and we have repurchased common stock for $120.1 million.
Apollo Investment Management, L.P. (the “Investment Adviser” or “AIM”) is our investment adviser and an affiliate of Apollo Global Management, LLC and its consolidated subsidiaries (“AGM”). The Investment Adviser, subject to the overall supervision of our Board of Directors, manages the day-to-day operations of, and provides investment advisory services to the Company. AGM and other affiliates manage other funds that may have investment mandates that are similar, in whole or in part, with ours. AIM and its affiliates may determine that an investment is appropriate both for us and for one or more of those other funds. In such event, depending on the availability of such investment and other appropriate factors, AIM may determine that we should invest on a side-by-side basis with one or more other funds. We make all such investments subject to compliance with applicable regulations and interpretations, and our allocation procedures. Certain types of negotiated co-investments may be made only in accordance with the terms of the exemptive order (the “Order”) we received from the SEC permitting us to do so. Under the terms of the Order, a “required majority” (as defined in Section 57(o) of the 1940 Act) of our independent directors must be able to reach certain conclusions in connection with a co-investment transaction, including that (1) the terms of the proposed transaction are reasonable and fair to us and our stockholders and do not involve overreaching of us or our stockholders on the part of any person concerned, and (2) the transaction is consistent with the interests of our stockholders and is consistent with our Board of Directors’ approved criteria. In certain situations where co-investment with one or more funds managed by AIM or its affiliates is not covered by the Order, the personnel of AIM or its affiliates will need to decide which fund will proceed with the investment. Such personnel will make these determinations based on allocation policies and procedures, which are designed to reasonably ensure that investment opportunities are allocated fairly and equitably among affiliated funds over time and in a manner that is consistent with applicable laws, rules and regulations. The Order is subject to certain terms and conditions so there can be no assurance that we will be permitted to co-invest with certain of our affiliates other than in the circumstances currently permitted by regulatory guidance and the Order.
Apollo Investment Administration, LLC (the “Administrator” or “AIA”), an affiliate of AGM, provides, among other things, administrative services and facilities for the Company. In addition to furnishing us with office facilities, equipment, and clerical, bookkeeping and recordkeeping services, AIA also oversees our financial records as well as prepares our reports to stockholders and reports filed with the SEC. AIA also performs the calculation and publication of our net asset value, the payment of our expenses and oversees the performance of various third-party service providers and the preparation and filing of our tax returns. Furthermore, AIA provides on our behalf managerial assistance to those portfolio companies to which we are required to provide such assistance.
Investments
Our investment objective is to generate current income and capital appreciation. We invest primarily in various forms of debt investments, including secured and unsecured debt, loan investments, and/or equity in private middle-market companies. We may also invest in the securities of public companies and in structured products and other investments such as collateralized loan obligations (“CLOs”) and credit-linked notes (“CLNs”). Our portfolio is comprised primarily of investments in debt, including secured and unsecured debt of private middle-market companies that, in the case of senior secured loans, generally are not broadly syndicated and whose aggregate tranche size is typically less than $250 million. Our portfolio also includes equity interests such as common stock, preferred stock, warrants or options.

Our level of investment activity can and does vary substantially from period to period depending on many factors, including the amount of debt and equity capital available to middle-market companies, the level of merger and acquisition activity for such companies, the general economic environment, and the competitive environment for the types of investments we make. As a BDC, we must not acquire any assets other than “qualifying assets” specified in the 1940 Act unless, at the time the acquisition is made, at least 70% of our total assets are qualifying assets (with certain limited exceptions). As of March 31, 2018, non-qualifying assets represented approximately 15.1% of the total assets of the Company.
Revenue
We generate revenue primarily in the form of interest and dividend income from the securities we hold and capital gains, if any, on investment securities that we may acquire in portfolio companies. Our debt investments, whether in the form of mezzanine or senior secured loans, generally have a stated term of five to ten years and bear interest at a fixed rate or a floating rate usually determined on the basis of a benchmark, such as the London Interbank Offered Rate (“LIBOR”), the Euro Interbank Offered Rate (“EURIBOR”), the federal funds rate, or the prime rate. Interest on debt securities is generally payable quarterly or semiannually and while U.S. subordinated debt and corporate notes typically accrue interest at fixed rates, some of our investments may include zero coupon and/or step-up bonds that accrue income on a constant yield to call or maturity basis. In addition, some of our investments provide for payment-in-kind (“PIK”) interest or dividends. Such amounts of accrued PIK interest or dividends are added to the cost of the investment on the respective capitalization dates and generally become due at maturity of the investment or upon the investment being called by the issuer. We may also generate revenue in the form of commitment, origination, structuring fees, fees for providing managerial assistance and, if applicable, consulting fees, etc.
Expenses
For all investment professionals of AIM and their staff, when and to the extent engaged in providing investment advisory and management services to us, the compensation and routine overhead expenses of that personnel which is allocable to those services are provided and paid for by AIM. We bear all other costs and expenses of our operations and transactions, including those relating to:

•	investment advisory and management fees;

•
expenses incurred by AIM payable to third parties, including agents, consultants or other advisors, in monitoring our financial and legal affairs and in monitoring our investments and performing due diligence on our prospective portfolio companies;

•	calculation of our net asset value (including the cost and expenses of any independent valuation firm);

•	direct costs and expenses of administration, including independent registered public accounting and legal costs;

•	costs of preparing and filing reports or other documents with the SEC;

•	interest payable on debt, if any, incurred to finance our investments;

•	offerings of our common stock and other securities;

•	registration and listing fees;

•	fees payable to third parties, including agents, consultants or other advisors, relating to, or associated with, evaluating and making investments;

•	transfer agent and custodial fees;

•	taxes;

•	independent directors’ fees and expenses;

•	marketing and distribution-related expenses;

•	the costs of any reports, proxy statements or other notices to stockholders, including printing and postage costs;

•	our allocable portion of the fidelity bond, directors and officers/errors and omissions liability insurance, and any other insurance premiums;

•	organizational costs; and

•
all other expenses incurred by us or the Administrator in connection with administering our business, such as our allocable portion of overhead under the administration agreement, including rent and our allocable portion of the cost of our Chief Financial Officer, Chief Legal Officer and Chief Compliance Officer and their respective staffs.

We expect our general and administrative operating expenses related to our ongoing operations to increase moderately in dollar terms. During periods of asset growth, we generally expect our general and administrative operating expenses to decline as a percentage of our total assets and increase during periods of asset declines. Incentive fees, interest expense and costs relating to future offerings of securities, among others, may also increase or reduce overall operating expenses based on portfolio performance, interest rate benchmarks, and offerings of our securities relative to comparative periods, among other factors.
Portfolio and Investment Activity
Our portfolio and investment activity during the years ended March 31, 2018 and March 31, 2017 was as follows:

	Year Ended March 31,
(in millions)*	2018	2017
Investments made in portfolio companies	$1,049.4	$601.1
Investments sold	(189.0)	(219.5)
Net activity before repaid investments	860.3	381.6
Investments repaid	(964.9)	(875.2)
Net investment activity	$(104.6)	$(493.6)

Portfolio companies at beginning of period	86	89
Number of new portfolio companies	39	37
Number of exited portfolio companies	(35)	(40)
Portfolio companies at end of period	90	86

Number of investments made in existing portfolio companies	28	26
____________________

*	Totals may not foot due to rounding.

Our portfolio composition and weighted average yields as of March 31, 2018 and March 31, 2017 were as follows:

	March 31, 2018		March 31, 2017
Portfolio composition, at fair value:
Secured debt	82%		75%
Unsecured debt	5%		7%
Structured products and other	3%		7%
Preferred equity	1%		1%
Common equity/interests and warrants	9%		10%
Weighted average yields, at amortized cost (1):
Secured debt portfolio (2)	10.7%		10.2%
Unsecured debt portfolio (2)	11.3%		11.1%
Total debt portfolio (2)	10.7%		10.3%
Total portfolio (3)	9.6%		8.7%
Interest rate type, at fair value (4):
Fixed rate amount	$0.1	billion	$0.2	billion
Floating rate amount	$1.2	billion	$1.1	billion
Fixed rate, as percentage of total	8%		16%
Floating rate, as percentage of total	92%		84%
Interest rate type, at amortized cost (4):
Fixed rate amount	$0.1	billion	$0.2	billion
Floating rate amount	$1.2	billion	$1.0	billion
Fixed rate, as percentage of total	8%		17%
Floating rate, as percentage of total	92%		83%
____________________

(1)	An investor’s yield may be lower than the portfolio yield due to sales loads and other expenses.

(2)	Exclusive of investments on non-accrual status.

(3)	Inclusive of all income generating investments, non-income generating investments and investments on non-accrual status.

(4)
The interest rate type information is calculated using the Company’s corporate debt portfolio and excludes aviation, oil and gas, structured credit, renewables, shipping, commodities and investments on non-accrual status.

Since the initial public offering of Apollo Investment in April 2004 and through March 31, 2018, invested capital totaled $18.1 billion in 436 portfolio companies. Over the same period, Apollo Investment completed transactions with more than 100 different financial sponsors.
Recent Developments
On April 4, 2018, the Board of Directors approved the application of the modified asset coverage requirements set forth in Section 61(a)(2) of the 1940 Act. As a result, the asset coverage ratio test applicable to the Company will be decreased from 200% to 150%, effective April 4, 2019.
On May 17, 2018, at an in-person meeting, the Board of Directors approved an amended and restated investment advisory management agreement. The amended and restated investment advisory management agreement reduced the base management fee and revised the incentive fee on income to include a total return requirement.
On August 8, 2018, at an in-person meeting, the Board of Directors approved an amended and restated investment advisory management agreement (the "Advisory Agreement"). The Advisory Agreement was amended to align the calculation of management fees with the timing of the deployment of assets during the quarter. Management fees will be calculated based on the lesser of the average value of gross assets as of the two most recently completed quarters and the average monthly value of gross assets during the most recently completed calendar quarter.

Effective April 1, 2018, the base management fee is calculated initially at an annual rate of 1.50% (0.375% per quarter) of the lesser of (i) the average of the value of the Company’s gross assets (excluding cash or cash equivalents but including other assets purchased with borrowed amounts) at the end of each of the two most recently completed calendar quarters and (ii) the average monthly value (measured as of the last day of each month) of the Company’s gross assets (excluding cash or cash equivalents but including other assets purchased with borrowed amounts) during the most recently completed calendar quarter; provided, however, in each case, the base management fee is calculated at an annual rate of 1.00% (0.250% per quarter) of the average of the value of the Company’s gross assets (excluding cash or cash equivalents but including other assets purchased with borrowed amounts) that exceeds the product of (A) 200% and (B) the value of the Company’s net asset value at the end of the prior calendar quarter. The base management fee will be payable quarterly in arrears. The value of the Company’s gross assets shall be calculated in accordance with the Company's valuation policies.
In addition, beginning, January 1, 2019, the incentive fee on income calculation will include a total return requirement with a rolling twelve quarter look-back starting from April 1, 2018. The incentive fee rate remains 20% and the performance threshold remains 1.75% per quarter (7% annualized). There is no change to the catch-up provision. For the period between April 1, 2018 through December 31, 2018, the incentive fee rate post waiver will be 15%, subject to the 7% annualized performance threshold. Refer to the "Fees and Expenses" for details. As a result, the new contractual fee rate structure will not result in higher fees (on a cumulative basis) payable to the Investment Adviser than the contractual fees payable to the Investment Adviser under the prior investment advisory management agreement (excluding current voluntary fee waivers).
Effective as of May 17, 2018, the Board amended and restated the Company’s bylaws to increase the size of the Board from nine directors to ten.
On May 17, 2018, the Board appointed Howard Widra as a director of the Company. Mr. Widra was appointed as an interested Class I director. His term will expire at the 2020 annual meeting of stockholders of the Company at which the Class I directors stand for election.
On May 17, 2018, the Board also appointed Mr. Widra as Chief Executive Officer of the Company, effective May 21, 2018.  James Zelter will no longer serve as Chief Executive Officer of the Company, but will remain an Interested Director of the Company. Mr. Widra is the President of the Company through May 21, 2018 and has been with Apollo Global Management, LLC and/or its affiliates since 2013. He became the President of Apollo Investment Corporation in June 2016. Mr. Widra is a co-founder of MidCap Financial (“MidCap”), an $8 billion specialty finance business, and was formerly its Chief Executive Officer. Prior to MidCap, Mr. Widra was the founder and President of Merrill Lynch Capital Healthcare Finance. Prior to Merrill Lynch, Mr. Widra was President of GE Capital Healthcare Commercial Finance and held senior roles in its predecessor entities including President of Heller Healthcare Finance, and COO of Healthcare Financial Partners. Mr. Widra holds a J.D., cum laude, from the Harvard Law School and a B.A. in Economics from the University of Michigan.
On May 17, 2018, the Board appointed Tanner Powell as President of the Company, effective May 21, 2018.  Mr. Powell has been with Apollo Global Management, LLC since 2006 and has served as Chief Investment Officer for Apollo Investment Management, L.P., the investment adviser for the Company since June 2016. From 2004 to 2006, Mr. Powell served as an analyst in Goldman Sachs’ Principal Investment Area (PIA), concentrating on mezzanine investing. From 2002 to 2004, Mr. Powell was an analyst in the Industrials group at Deutsche Bank. Mr. Powell holds a B.A. from Princeton University.
Critical Accounting Policies
Our discussion and analysis of our financial condition and results of operations are based upon our financial statements, which have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of these financial statements requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues, expenses, gains and losses. Changes in the economic environment, financial markets, credit worthiness of portfolio companies and any other parameters used in determining such estimates could cause actual results to differ materially. In addition to the discussion below, our critical accounting policies are further described in the notes to the financial statements included elsewhere in this prospectus.
Fair Value Measurements
The Company follows guidance in ASC 820, Fair Value Measurement (“ASC 820”), where fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Company.

Unobservable inputs reflect the Company’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities.
ASC 820 classifies the inputs used to measure these fair values into the following hierarchy:
Level 1: Quoted prices in active markets for identical assets or liabilities, accessible by us at the measurement date.
Level 2: Quoted prices for similar assets or liabilities in active markets, or quoted prices for identical or similar assets or liabilities in markets that are not active, or other observable inputs other than quoted prices.
Level 3: Unobservable inputs for the asset or liability.
In all cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls has been determined based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each investment. The level assigned to the investment valuations may not be indicative of the risk or liquidity associated with investing in such investments. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may differ materially from the values that would be received upon an actual disposition of such investments.
As of March 31, 2018, $1.94 billion or 86.5% of the Company’s investments were classified as Level 3. The high proportion of Level 3 investments relative to our total investments is directly related to our investment philosophy and target portfolio, which consists primarily of long-term secured debt, as well as unsecured and mezzanine positions of private middle-market companies. A fundamental difference exists between our investments and those of comparable publicly traded fixed income investments, namely high-yield bonds, and this difference affects the valuation of our private investments relative to comparable publicly traded instruments.
Senior secured loans, or senior loans, are higher in the capital structure than high-yield bonds, and are typically secured by assets of the borrowing company. This improves their recovery prospects in the event of default and affords senior loans a structural advantage over high-yield bonds. Many of the Company’s investments are also privately negotiated and contain covenant protections that limit the issuer to take actions that could harm us as a creditor. High-yield bonds typically do not contain such covenants.
Given the structural advantages of capital seniority and covenant protection, the valuation of our private debt portfolio is driven more by investment specific credit factors than movements in the broader debt capital markets. Each security is evaluated individually and as indicated below, we value our private investments based upon a multi-step valuation process, including valuation recommendations from independent valuation firms.
Investment Valuation Process
Under procedures established by our Board of Directors, we value investments, including certain secured debt, unsecured debt, and other debt securities with maturities greater than 60 days, for which market quotations are readily available, at such market quotations (unless they are deemed not to represent fair value). We attempt to obtain market quotations from at least two brokers or dealers (if available, otherwise from a principal market maker, primary market dealer or other independent pricing service). We utilize mid-market pricing as a practical expedient for fair value unless a different point within the range is more representative. If and when market quotations are deemed not to represent fair value, we typically utilize independent third party valuation firms to assist us in determining fair value. Accordingly, such investments go through our multi-step valuation process as described below. In each case, our independent valuation firms consider observable market inputs together with significant unobservable inputs in arriving at their valuation recommendations for such investments. Investments purchased within 15 business days before the valuation date and debt investments with remaining maturities of 60 days or less may each be valued at cost with interest accrued or discount amortized to the date of maturity (although they are typically valued at available market quotations), unless such valuation, in the judgment of our Investment Adviser, does not represent fair value. In this case, such investments shall be valued at fair value as determined in good faith by or under the direction of our Board of Directors, including using market quotations where available. Investments that are not publicly traded or whose market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of our Board of Directors. Such determination of fair values may involve subjective judgments and estimates.
With respect to investments for which market quotations are not readily available or when such market quotations are deemed not to represent fair value, our Board of Directors has approved a multi-step valuation process each quarter, as described below:

1.	Our quarterly valuation process begins with each investment being initially valued by the investment professionals of our Investment Adviser who are responsible for the portfolio company.

2.	Preliminary valuation conclusions are then documented and discussed with senior management of our Investment Adviser.

3.
Independent valuation firms are engaged by our Board of Directors to conduct independent appraisals by reviewing our Investment Adviser’s preliminary valuations and then making their own independent assessment.

4.
The Audit Committee of the Board of Directors reviews the preliminary valuation of our Investment Adviser and the valuation prepared by the independent valuation firms and responds, if warranted, to the valuation recommendation of the independent valuation firms.

5.
The Board of Directors discusses valuations and determines in good faith the fair value of each investment in our portfolio based on the input of our Investment Adviser, the applicable independent valuation firm, and the Audit Committee of the Board of Directors.

Investments determined by these valuation procedures which have a fair value of less than $1 million during the prior fiscal quarter may be valued based on inputs identified by the Investment Adviser without the necessity of obtaining valuation from an independent valuation firm, if once annually an independent valuation firm using the procedures described herein provides a valuation. Investments in all asset classes are valued utilizing a market approach, an income approach, or both approaches, as appropriate. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities (including a business). The income approach uses valuation techniques to convert future amounts (for example, cash flows or earnings) to a single present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. In following these approaches, the types of factors that we may take into account in fair value pricing our investments include, as relevant: available current market data, including relevant and applicable market trading and transaction comparables, applicable market yields and multiples, security covenants, seniority of investment in the investee company’s capital structure, call protection provisions, information rights, the nature and realizable value of any collateral, the portfolio company’s ability to make payments, its earnings and discounted cash flows, the markets in which the portfolio company does business, comparisons of financial ratios of peer companies that are public, M&A comparables, our principal market (as the reporting entity) and enterprise values, among other factors. When readily available, broker quotations and/or quotations provided by pricing services are considered in the valuation process of independent valuation firms. During the year ended March 31, 2018, there were no significant changes to the Company’s valuation techniques and related inputs considered in the valuation process.
Investment Income Recognition
The Company records interest and dividend income, adjusted for amortization of premium and accretion of discount, on an accrual basis. Some of our loans and other investments, including certain preferred equity investments, may have contractual PIK interest or dividends. PIK income computed at the contractual rate is accrued into income and reflected as receivable up to the capitalization date. Certain PIK investments offer issuers the option at each payment date of making payments in cash or in additional securities. When additional securities are received, they typically have the same terms, including maturity dates and interest rates as the original securities issued. On these payment dates, the Company capitalizes the accrued interest or dividends receivable (reflecting such amounts as the basis in the additional securities received). PIK generally becomes due at maturity of the investment or upon the investment being called by the issuer. At the point the Company believes PIK is not expected to be realized, the PIK investment will be placed on non-accrual status. When a PIK investment is placed on non-accrual status, the accrued, uncapitalized interest or dividends are reversed from the related receivable through interest or dividend income, respectively. The Company does not reverse previously capitalized PIK interest or dividends. Upon capitalization, PIK is subject to the fair value estimates associated with their related investments. PIK investments on non-accrual status are restored to accrual status if the Company believes that PIK is expected to be realized.
Investments that are expected to pay regularly scheduled interest and/or dividends in cash are generally placed on non-accrual status when principal or interest/dividend cash payments are past due 30 days or more and/or when it is no longer probable that principal or interest/dividend cash payments will be collected. Such non-accrual investments are restored to accrual status if past due principal and interest or dividends are paid in cash, and in management’s judgment, are likely to continue timely payment of their remaining interest or dividend obligations. Interest or dividend cash payments received on non-accrual designated investments may be recognized as income or applied to principal depending upon management’s judgment.
Loan origination fees, original issue discount (“OID”), and market discounts are capitalized and accreted into interest income over the respective terms of the applicable loans using the effective interest method or straight-line, as applicable. Upon the prepayment of a loan, prepayment premiums, any unamortized loan origination fees, OID, or market discounts are recorded as interest income. Other income generally includes amendment fees, administrative fees, management fees, bridge fees, and structuring fees which are recorded when earned.
The Company records as dividend income the accretable yield from its beneficial interests in structured products such as CLOs based upon a number of cash flow assumptions that are subject to uncertainties and contingencies. Such assumptions include the rate and timing of principal and interest receipts (which may be subject to prepayments and defaults) of the underlying pools of assets. These assumptions are updated on at least a quarterly basis to reflect changes related to a particular security, actual historical data, and market changes. A structured product investment typically has an underlying pool of assets. Payments on structured product investments are payable solely from the cash flows from such assets. As such any unforeseen event in these underlying pools of assets might impact the expected recovery and future accrual of income.
Expenses
Expenses include management fees, performance-based incentive fees, insurance expenses, administrative service fees, legal fees, directors’ fees, audit and tax service expenses, third-party valuation fees and other general and administrative expenses. Expenses are recognized on an accrual basis.
Net Realized Gains (Losses) and Net Change in Unrealized Gains (Losses)
We measure realized gains or losses by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment, without regard to unrealized gains or losses previously recognized, but considering unamortized upfront fees and prepayment penalties. Net change in unrealized gain (loss) reflects the net change in portfolio investment values during the reporting period, including the reversal of previously recorded unrealized gains or losses.
Within the context of these critical accounting policies, we are not currently aware of any reasonably likely events or circumstances that would result in materially different amounts being reported.
Results of Operations
Operating results for the years ended March 31, 2018, 2017 and 2016 were as follows:

	Year Ended March 31,
(in millions)*	2018	2017	2016
Investment Income
Interest income (excluding Payment-in-kind (“PIK”) interest income)	$213.1	$212.8	$279.5
Dividend income	19.7	34.3	57.8
PIK interest income	20.2	28.2	30.8
Other income	6.2	4.6	11.6
Total investment income	$259.3	$279.9	$379.7
Expenses
Management and performance-based incentive fees, net of amounts waived	$56.9	$50.5	$90.7
Interest and other debt expenses, net of reimbursements	52.7	59.7	80.8
Administrative services expense, net of reimbursements	6.7	7.3	6.3
Other general and administrative expenses	9.6	13.2	8.7
Net Expenses	$125.9	$130.6	$186.5
Net Investment Income	$133.4	$149.2	$193.3
Net Realized and Change in Unrealized Gains (Losses)
Net realized losses	$(258.1)	$(41.8)	$(195.4)
Net change in unrealized losses	211.8	(89.1)	(42.4)
Net Realized and Change in Unrealized Losses	$(46.4)	$(130.9)	$(237.8)
Net Increase (Decrease) in Net Assets Resulting from Operations	$87.0	$18.4	$(44.5)

Net Investment Income on Per Average Share Basis (1)	$0.61	$0.67	$0.83
Earnings (loss) per share — basic (1)	$0.40	$0.08	$(0.19)
Earnings (loss) per share — diluted (2)	N/A	N/A	$(0.19)
____________________

*	Totals may not foot due to rounding.

(1)	Based on the weighted average number of shares outstanding for the period presented.

(2)
Diluted earnings (loss) per share is calculated using the if-converted method. In applying the if-converted method, conversion is not assumed for purposes of computing diluted EPS if the effect would be anti-dilutive. For the years ended March 31, 2018 and March 31, 2017, the Company did not have any convertible notes. As such, diluted EPS was not applicable. For the year ended March 31, 2016, anti-dilution would total $0.04.

Total Investment Income
For the year ended March 31, 2018 as compared to the year ended March 31, 2017
The decrease in total investment income for the year ended March 31, 2018 compared to the year ended March 31, 2017 was primarily driven by the decrease in dividend income of $14.6 million and decrease in total interest income (including PIK) of $7.6 million. The decrease in dividend income was due to the exits of Crowley Holdings, Inc., MCF CLO I, LLC and MCF CLO III, LLC, the restructuring of Golden Bear Warehouse LLC into a non-dividend yielding position and the decrease in dividends from Dynamic Product Tankers, LLC and MSEA Tankers, LLC. The decrease in dividend income was offset by the higher dividends received from Merx Aviation Finance, LLC. The decrease in total interest income (including PIK) was due to a lower income-bearing investment portfolio and decrease in prepayment fees and income recognized from the acceleration of discount, premium, or deferred fees on repaid investments which totaled $13.3 million and $13.6 million for the year ended March 31, 2018 and year ended March 31, 2017, respectively. This was partially offset by an increase in overall yield for the total debt portfolio to 10.7% from 10.3%. Furthermore, there was an increase in other income of $1.6 million due to higher bridge fees and amendment fees, partially offset by lower structuring fees.
For the year ended March 31, 2017 as compared to the year ended March 31, 2016
The decrease in total investment income for the year ended March 31, 2017 compared to the year ended March 31, 2016 was driven by the decrease in interest income of $69.8 million, the decrease in dividend income of $23.1 million and the decrease in other income of $7.0 million. The decrease in interest income is due to a lower income-bearing investment portfolio and a decrease in overall yield for the total debt portfolio to 10.3% from 11.0%. The decrease in the dividend income is due to the exit of Golden Hill CLO I, LLC and restructuring of AMP Solar (UK) Limited to Solarplicity Group Limited, which were dividend yielding investments, and also due to a decrease in dividends from Dynamic Product Tankers, LLC, MSEA Tankers LLC and other structured products. The decrease in dividend income is partially offset by an increase in dividends received from Merx Aviation Finance, LLC.
Net Expenses
For the year ended March 31, 2018 as compared to the year ended March 31, 2017
The decrease in net expenses for the year ended March 31, 2018 compared to the year ended March 31, 2017 was due to the decrease in interest and other debt expenses of $7.0 million due to the early redemption of the 2042 Senior Unsecured Notes in October 2017 which carried a higher interest rate than our Senior Secured Facility and the change in the average debt outstanding and net leverage from $1.05 billion and 0.55x, respectively during the year ended March 31, 2017, to $0.90 billion and 0.57x, respectively during the year ended March 31, 2018. The decrease of $3.6 million in other general and administrative expenses was primarily due to $2.7 million of non-recurring expenses related to a strategic transaction that was considered but did not occur during the year ended March 31, 2017. The decrease in net expenses was partially offset by an increase in management and performance-based incentive fees (net of amounts waived) of $6.5 million which was due to lower fee expenses during the year ended March 31, 2017 as this period included an adjustment of $13.2 million to the deferred incentive fee payable related to PIK income deemed to be no longer realizable, compared to the year ended March 31, 2018 during which there was $2.2 million of such adjustments.
For the year ended March 31, 2017 as compared to the year ended March 31, 2016
The decrease in expenses for the year ended March 31, 2017 compared to the year ended March 31, 2016 was primarily driven by the decrease of $40.2 million in management and performance-based incentive fees (net of amounts waived) due to lower management fee and incentive fee rates, lower average gross assets, lower investment income and the reversal of $13.2 million of the deferred incentive fee payable related to PIK income deemed to be no longer realizable. In addition, there was a decrease of $21.1 million in interest and other debt expenses due to the repayment of the Senior Secured Notes in October 2015, repayment of Convertible Notes in January 2016 and a reduction in the average debt outstanding from $1.46 billion during the year ended March 31, 2016 to $1.05 billion during the year ended March 31, 2017. The decrease in expenses is partially offset by $2.7 million of non-recurring expenses related to a strategic transaction that was considered but did not occur.

Net Realized Gains (Losses)
During the year ended March 31, 2018, we recognized gross realized gains of $27.0 million and gross realized losses of $285.1 million, resulting in net realized losses of $258.1 million. Significant realized gains (losses) for the year ended March 31, 2018 are summarized below:

(in millions)	Net Realized Gain (Loss)
Renew Financial LLC (f/k/a Renewable Funding, LLC)	$7.8
Ivy Hill Middle Market Credit Fund IX, Ltd.	2.0
Venoco, Inc.	(89.0)	*
Delta Educational Systems, Inc./Gryphon Colleges Corp.	(72.8)	*
AIC SPV Holdings I, LLC	(43.3)	*
Solarplicity Group Limited (f/k/a AMP Solar UK)	(27.1)	*/**
LVI Group Investments, LLC	(17.5)	*
Magnetation, LLC	(10.4)	*
Clothesline Holdings, Inc.	(6.0)	*
Sungevity Inc.	(4.4)	*
SCM Insurance Services, Inc.	(3.1)	*
____________________
* Venoco, Inc., Delta Educational Systems, Inc./Gryphon Colleges Corp., Magnetation, LLC, Clothesline Holdings, Inc. and Sungevity Inc. were written off during the period as no proceeds were expected to be realized. AIC SPV Holdings I, LLC, Solarplicity Group Limited (f/k/a AMP Solar UK), LVI Group Investments, LLC and SCM Insurance Services, Inc. were sold/repaid during the period. The realized losses on these investments were previously recorded as unrealized losses.
** Included in this amount is a realized loss on foreign currency of $7.7 million which is substantially offset by $15.5 million of net realized gain on foreign currencies related to foreign-denominated debt under the Senior Secured Facility.
On October 16, 2017, the Company redeemed the entire $150 million aggregate principal amount outstanding of the 2042 Notes in accordance with the terms of the indenture governing the 2042 Notes, before its stated maturity date, which resulted in a realized loss on the extinguishment of debt of $5.79 million.
During the year ended March 31, 2017, we recognized gross realized gains of $103.1 million and gross realized losses of $144.9 million, resulting in net realized loss of $41.8 million. Significant realized gains (losses) for the year ended March 31, 2017 are summarized below:

(in millions)	Net Realized Gain (Loss)
Generation Brands Holdings, Inc.	$46.2
Golden Bear Warehouse LLC	34.2
MCF CLO III, LLC	5.2
Explorer Coinvest, LLC	3.3
Dark Castle Holdings, LLC	2.5
Garden Fresh Restaurant Corp.	(58.6)
Solarplicity Group Limited	(38.4)	*
Osage Exploration & Development, Inc.	(19.2)
Aveta, Inc.	(11.9)
River Cree Enterprises LP	(4.2)
Aventine Renewable Energy Holdings, Inc.	(3.6)
___________________
* Included in this amount is a realized loss on foreign currency of $7.9 million which is substantially offset by $8.2 million of net realized gain on foreign currencies related to foreign-denominated debt under the Senior Secured Facility.

During the year ended March 31, 2016, we recognized gross realized gains of $22.5 million and gross realized losses of $217.9 million, resulting in net realized losses of $195.4 million. Significant realized gains (losses) for the year ended March 31, 2016 are summarized below:

(in millions)	Net Realized Gain (Loss)
Fidji Luxco (BC) S.C.A.	$11.8
PlayPower Holdings, Inc.	(39.7)
Miller Energy Resources, Inc.	(33.5)
Magnetation, LLC	(32.1)
Molycorp, Inc.	(22.1)
Artsonig Pty Ltd	(21.7)
Net Change in Unrealized Gains (Losses)
During the year ended March 31, 2018, we recognized gross unrealized gains of $302.7 million and gross unrealized losses of $90.9 million, including the impact of transferring unrealized to realized gains (losses), resulting in net change in unrealized losses of $211.8 million. Significant changes in unrealized gains (losses) for the year ended March 31, 2018 are summarized below:

(in millions)	Net Change in Unrealized Gain (Loss)
Venoco, Inc.	$89.0
Delta Career Education Corporation	72.8
AIC SPV Holdings I, LLC	44.8
Solarplicity Group Limited (f/k/a AMP Solar UK)	25.2
LVI Group Investments, LLC	17.5
Magnetation, LLC	10.9
SHD Oil & Gas, LLC	9.9
SCM Insurance Services, Inc.	7.9
Clothesline Holdings, Inc.	6.0
Sungevity Inc.	4.4
Elements Behavioral Health, Inc.	(10.1)
Carbonfree Chemicals SPE I LLC (f/k/a Maxus Capital Carbon SPE I LLC)	(3.4)
Golden Bear 2016-R, LLC	(3.0)
Merx Aviation Finance, LLC	(2.2)
Access Information	(1.8)

During the year ended March 31, 2017, we recognized gross unrealized gains of $156.1 million and gross unrealized losses of $245.2 million, including the impact of transferring unrealized to realized gains (losses), resulting in net change in unrealized losses of $89.1 million. Significant changes in unrealized gains (losses) for the year ended March 31, 2017 are summarized below:

(in millions)	Net Change in Unrealized Gain (Loss)
Garden Fresh Restaurant Corp.	$24.7
Osage Exploration & Development, Inc.	19.3
Aveta, Inc.	13.2
SHD Oil & Gas, LLC (f/k/a Spotted Hawk Development LLC)	8.2
MCF CLO III, LLC	5.0
Venoco, Inc.	(53.7)
Generation Brands Holdings, Inc.	(43.8)
Delta Career Education Corporation	(22.4)
LVI Group Investments, LLC	(21.5)
Solarplicity Group Limited	(20.9)	*
Golden Bear Warehouse LLC	(16.7)
___________________
* Included in this amount is an unrealized loss on foreign currency of $15.7 million which is substantially offset by $18.4 million of unrealized gain on foreign currencies related to foreign-denominated debt under the Senior Secured Facility.
During the year ended March 31, 2016, we recognized gross unrealized gains of $180.8 million and gross unrealized losses of $223.2 million, including the impact of transferring unrealized to realized gains (losses), resulting in net change in unrealized losses of $42.4 million. Significant changes in unrealized gains (losses) for the year ended March 31, 2016 are summarized below:

(in millions)	Net Change in Unrealized Gain (Loss)
PlayPower Holdings, Inc.	$21.8
Molycorp, Inc.	20.4
Generation Brands Holdings, Inc.	17.8
Merx Aviation Finance, LLC	16.4
Golden Bear Warehouse LLC	14.1
LVI Group Investments, LLC	12.8
Renewable Funding Group, Inc.	10.6
PetroBakken Energy Ltd.	10.6
SquareTwo Financial Corp.	(26.8)
Spotted Hawk Development, LLC	(20.6)
Osage Exploration & Development, Inc.	(18.4)
Garden Fresh Restaurant Corp.	(16.5)
Delta Educational Systems, Inc.	(11.6)

Liquidity and Capital Resources
The Company’s liquidity and capital resources are generated and generally available through periodic follow-on equity and debt offerings, our Senior Secured Facility (as defined in Note 8 to the financial statements included elsewhere in this prospectus), our senior secured notes, our senior unsecured notes, investments in special purpose entities in which we hold and finance particular investments on a non-recourse basis, as well as from cash flows from operations, investment sales of liquid assets and repayments of senior and subordinated loans and income earned from investments.
Cash Equivalents
The Company defines cash equivalents as securities that are readily convertible into known amounts of cash and near their maturity that they present insignificant risk of changes in value because of changes in interest rates. Generally, only securities with a maturity of three months or less from the date of purchase would qualify, with limited exceptions. The Company deems that certain money market funds, U.S. Treasury bills, repurchase agreements and other high-quality, short-term debt securities would qualify as cash equivalents (See Note 2 to the financial statements included elsewhere in this prospectus). At the end of each fiscal quarter, we consider taking proactive steps utilizing cash equivalents with the objective of enhancing our investment flexibility during the following quarter, pursuant to Section 55 of the 1940 Act. More specifically, we may purchase U.S. Treasury bills from time-to-time on the last business day of the quarter and typically close out that position on the following business day, settling the sale transaction on a net cash basis with the purchase, subsequent to quarter end. Apollo Investment may also utilize repurchase agreements or other balance sheet transactions, including drawing down on our Senior Secured Facility, as we deem appropriate. The amount of these transactions or such drawn cash for this purpose is excluded from total assets for purposes of computing the asset base upon which the management fee is determined.
Debt
See Note 8 to the financial statements included elsewhere in this prospectus for information on the Company’s debt.
The following table shows the contractual maturities of our debt obligations as of March 31, 2018:

	Payments Due by Period
(in millions)	Total	Less than 1 Year	1 to 3 Years	3 to 5 Years	More than 5 Years
Senior Secured Facility (1)	$285.2	$—	$—	$285.2	$—
Senior Secured Notes (Series B)	16.0	16.0	—	—	—
2043 Notes	150.0	—	—	—	150.0
2025 Notes	350.0	—	—	—	350.0
Total Debt Obligations	$801.2	$16.0	$—	$285.2	$500.0
____________________

(1)
As of March 31, 2018, aggregate lender commitments under the Senior Secured Facility totaled $1.19 billion and $890.6 million of unused capacity. As of March 31, 2018, there were $14.2 million of letters of credit issued under the Senior Secured Facility as shown as part of total commitments in Note 10 to the financial statements included elsewhere in this prospectus.

Stockholders’ Equity
See Note 9 to the financial statements included elsewhere in this prospectus for information on the Company’s public offerings and share repurchase plans.
Distributions
Distributions paid to stockholders during the years ended March 31, 2018, 2017 and 2016 totaled $131.5 million ($0.60 per share), $156.5 million ($0.65 per share) and $187.2 million ($0.80 per share), respectively. For income tax purposes, distributions made to stockholders are reported as ordinary income, capital gains, non-taxable return of capital, or a combination thereof. Although the tax character of distributions paid to stockholders through March 31, 2018 may include return of capital, the exact amount cannot be determined at this point. The final determination of the tax character of distributions will not be made until we file our tax return for the tax year ended March 31, 2018. Tax characteristics of all distributions will be reported to stockholders on Form 1099 after the end of the calendar year. Our quarterly distributions, if any, will be determined by our Board of Directors.

To maintain our RIC status, we must distribute at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, out of the assets legally available for distribution. Although we currently intend to distribute realized net capital gains (i.e., net long-term capital gains in excess of short-term capital losses), if any, at least annually, out of the assets legally available for such distributions, we may in the future decide to retain such capital gains for investment. Currently, we have substantial net capital loss carryforwards and consequently do not expect to generate cumulative net capital gains in the foreseeable future.
We maintain an “opt out” dividend reinvestment plan for our common stockholders. As a result, if we declare a dividend, then stockholders’ cash dividends will be automatically reinvested in additional shares of our common stock, unless they specifically “opt out” of the dividend reinvestment plan so as to receive cash dividends.
We may not be able to achieve operating results that will allow us to make distributions at a specific level or to increase the amount of these distributions from time to time. In addition, due to the asset coverage test applicable to us as a BDC, we may in the future be limited in our ability to make distributions. Also, our revolving credit facility may limit our ability to declare dividends if we default under certain provisions or fail to satisfy certain other conditions. If we do not distribute a certain percentage of our income annually, we may suffer adverse tax consequences, including possible loss of the tax benefits available to us as a RIC. In addition, in accordance with GAAP and tax regulations, we include in income certain amounts that we have not yet received in cash, such as contractual PIK, which represents contractual interest added to the loan balance that becomes due at the end of the loan term, or the accrual of original issue or market discount. Since we may recognize income before or without receiving cash representing such income, we may not be able to meet the requirement to distribute at least 90% of our investment company taxable income to obtain tax benefits as a RIC.
With respect to the distributions to stockholders, income from origination, structuring, closing, commitment and other upfront fees associated with investments in portfolio companies is treated as taxable income and accordingly, distributed to stockholders.
PIK Income
For the years ended March 31, 2018, 2017 and 2016, PIK income totaled $20.2 million, $28.2 million and $40.1 million on total investment income of $259.3 million, $279.9 million and $379.7 million, respectively. In order to maintain the Company’s status as a RIC, this non-cash source of income must be paid out to stockholders annually in the form of distributions, even though the Company has not yet collected the cash. See Note 5 to the financial statements included elsewhere in this prospectus for more information on the Company’s PIK income.
Related Party Transactions
See Note 3 to the financial statements included elsewhere in this prospectus for information on the Company’s related party transactions.

QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK
We are subject to financial market risks, including changes in interest rates. During the year ended March 31, 2018, many of the loans in our portfolio had floating interest rates. These loans are usually based on LIBOR and typically have durations of one to six months after which they reset to current market interest rates. The Company also has a Senior Secured Facility that is based on LIBOR rates.
The following table shows the estimated annual impact on net investment income of base rate changes in interest rates (considering interest rate flows for variable rate instruments) to our loan portfolio and outstanding debt as of March 31, 2018, assuming no changes in our investment and borrowing structure:

Basis Point Change	Net Investment Income		Net Investment Income Per Share
Up 400 basis points	$33.6	million	$0.156
Up 300 basis points	25.2	million	0.117
Up 200 basis points	16.8	million	0.078
Up 100 basis points	8.4	million	0.039
Down 100 basis points	(8.4	) million	(0.039)
We may hedge against interest rate fluctuations from time-to-time by using standard hedging instruments such as futures, options and forward contracts subject to the requirements of the 1940 Act and applicable commodities laws. While hedging activities may insulate us against adverse changes in interest rates, they may also limit our ability to participate in the benefits of lower interest rates with respect to our portfolio of investments.

SALES OF COMMON STOCK BELOW NET ASSET VALUE
We may submit to our stockholders, for their approval, a proposal seeking authorization for our ability, in one or more public or private offerings of our common stock, to sell or otherwise issue shares of our common stock at a price below our then current net asset value (“NAV”) per share, subject to certain conditions discussed below.
Conditions to Sales Below NAV. If we seek and receive such approval, from time to time we may sell shares of our common stock at a price below NAV, exclusive of sales compensation, only if the following conditions are met:

•	a majority of our independent directors who have no financial interest in the sale have approved the sale;

•
a majority of such directors, who are not interested persons of Apollo Investment, in consultation with the underwriter or underwriters of the offering if it is to be underwritten, have determined in good faith, and as of a time immediately prior to the first solicitation by or on behalf of Apollo Investment of firm commitments to purchase such securities or immediately prior to the sale of such securities, that the price at which such securities are to be sold is not less than a price which closely approximates the market value of those securities, less any underwriting commission or discount; and

•	the number of shares sold pursuant to such authority does not exceed 25% of our then outstanding common stock immediately prior to each such sale.
If we seek and receive such approval, there will be no maximum level of discount from NAV at which we may sell shares pursuant to such authority. In making a determination that an offering below NAV per share is in our and our stockholders’ best interests, our Board of Directors may also consider a variety of factors including:

•	The effect that an offering below NAV per share would have on our stockholders, including the potential dilution they would experience as a result of the offering;

•	The amount per share by which the offering price per share and the net proceeds per share are less than the most recently determined NAV per share;

•	The relationship of recent market prices of common stock to NAV per share and the potential impact of the offering on the market price per share of our common stock;

•	Whether the estimated offering price would closely approximate the market value of our shares and would not be below current market price;

•	The potential market impact of being able to raise capital in the current financial market;

•	The nature of any new investors anticipated to acquire shares in the offering;

•	The anticipated rate of return on and quality, type and availability of investments; and

•	The leverage available to us.
If we seek and receive such approval, we will not sell shares under a prospectus supplement to the registration statement or current post-effective amendment thereto of which this prospectus forms a part (the “current registration statement”) if the cumulative dilution to our NAV per share from offerings under the current registration statement exceeds 15%. This limit would be measured separately for each offering pursuant to the current registration statement by calculating the percentage dilution or accretion to aggregate NAV from that offering and then summing the percentage from each offering. For example, if our most recently determined NAV per share at the time of the first offering is $10.00 and we have 140 million shares outstanding, sale of 35 million shares at net proceeds to us of $5.00 per share (a 50% discount) would produce dilution of 10.0%. If we subsequently determined that our NAV per share increased to $11.00 on the then 175 million shares outstanding and then made an additional offering, we could, for example, sell approximately an additional 43.75 million shares at net proceeds to us of $8.25 per share, which would produce dilution of 5.0%, before we would reach the aggregate 15% limit. If we file a new post-effective amendment, the threshold would reset.
Sales by us of our common stock at a discount from NAV pose potential risks for our existing stockholders whether or not they participate in the offering, as well as for new investors who participate in the offering.
The following three headings and accompanying tables will explain and provide hypothetical examples on the impact of an offering at a price less than NAV per share on three different set of investors:

•	existing stockholders who do not purchase any shares in the offering.

•	existing stockholders who purchase a relatively small amount of shares in the offering or a relatively large amount of shares in the offering.

•	new investors who become stockholders by purchasing shares in the offering.
Impact on Existing Stockholders who do not Participate in the Offering
Our existing stockholders who do not participate in an offering below NAV per share or who do not buy additional shares in the secondary market at the same or lower price we obtain in the offering (after expenses and commissions) face the greatest potential risks. These stockholders will experience an immediate decrease (often called dilution) in the NAV of the shares they hold and their NAV per share. These stockholders will also experience a disproportionately greater decrease in their participation in our earnings and assets and their voting power than the increase we will experience in our assets, potential earning power and voting interests due to the offering. These stockholders may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential increases and decreases in NAV per share. This decrease could be more pronounced as the size of the offering and level of discounts increase.
The following table illustrates the level of net asset value dilution that would be experienced by a nonparticipating stockholder in four different hypothetical offerings of different sizes and levels of discount from net asset value per share, although it is not possible to predict the level of market price decline that may occur. Actual sales prices and discounts may differ from the presentation below.
The examples assume that we have 1,000,000 common shares outstanding, $15,000,000 in total assets and $5,000,000 in total liabilities. The current net asset value and net asset value per share are thus $10,000,000 and $10.00. The table illustrates the dilutive effect on a nonparticipating stockholder of (1) an offering of 50,000 shares (5% of the outstanding shares) at $9.50 per share after offering expenses and commission (a 5% discount from net asset value), (2) an offering of 100,000 shares (10% of the outstanding shares) at $9.00 per share after offering expenses and commissions (a 10% discount from net asset value), (3) an offering of 250,000 shares (25% of the outstanding shares) at $7.50 per share after offering expenses and commissions (a 25% discount from net asset value) and (4) an offering of 250,000 shares (25% of the outstanding shares) at par value of $0.001 per share after offering expenses and commissions (effectively a 100% discount from net asset value). We do not currently anticipate offering shares of common stock at a discount in excess of 25%, which is illustrated in Example 3, although we reserve the right to do so. The 100% column in the following table is the maximum discount at which we may legally offer shares of common stock. It is presented for illustrative purposes only, as it is unlikely our management or Board of Directors would consider offering shares at a discount near such a level.

	Prior to Sale Below NAV	Example 1 5% Offering at 5% Discount		Example 2 10% Offering at 10% Discount		Example 3 25% Offering at 25% Discount		Example 4 25% Offering at 100% Discount
		Following Sale	% Change	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public	—	$10.00	—%	$9.47	—%	$7.89	—%	$0.001	—%
Net Proceeds per Share to Issuer	—	$9.50	—%	$9.00	—%	$7.50	—%	$0.001	—%

Decrease to NAV
Total Shares Outstanding	1,000,000	1,050,000	5.00%	1,100,000	10.00%	1,250,000	25.00%	1,250,000	25.00%
NAV per Share	$10.00	$9.98	(0.20)%	$9.91	(0.90)%	$9.50	(5.00)%	$8.00	(20.00)%

Dilution to Stockholder
Shares Held by Stockholder	10,000	10,000	—%	10,000	—%	10,000	—%	10,000	—%
Percentage Held by Stockholder	1.0%	0.95%	(4.76)%	0.91%	(9.09)%	0.80%	(20.00)%	0.80%	(20.00)%
Total Asset Values
Total NAV Held by Stockholder	$100,000	$99,800	(0.20)%	$99,100	(0.90)%	$95,000	(5.00)%	$80,000	(20.00)%
Total Investment by Stockholder (Assumed to be $10.00 per Share)	$100,000	$100,000	—%	$100,000	—%	$100,000	—%	$100,000	—%
Total Dilution to Stockholder (Total NAV Less Total Investment)	$—	$(200)	—%	$(900)	—%	$(5,000)	—%	$(20,000)	—%
Per Share Amounts
NAV Per Share Held by Stockholder	$—	$9.98	—%	$9.91	—%	$9.50	—%	$8.00	—%
Investment per Share Held by Stockholder (Assumed to be $10.00 per Share on Shares Held prior to Sale)	$10.00	$10.00	—%	$10.00	—%	$10.00	—%	$10.00	—%
Dilution per Share Held by Stockholder (NAV per Share Less Investment per Share)	$—	$(0.02)	—%	$(0.09)	—%	$(0.50)	—%	$(2.00)	—%
Percentage Dilution to Stockholder (Dilution per Share Divided by Investment per Share)	$—	$—	(0.20)%	$—	(0.90)%	$—	(5.00)%	$—	(20.00)%
Impact on Existing Stockholders who do Participate in the Offering
Our existing stockholders who participate in an offering below NAV per share or who buy additional shares in the secondary market at the same or lower price as we obtain in the offering (after expenses and commissions) will experience the same types of NAV dilution as the nonparticipating stockholders, albeit at a lower level, to the extent they purchase less than the same percentage of the discounted offering as their interest in our shares immediately prior to the offering. The level of NAV dilution will decrease as the number of shares such stockholders purchase increases. Existing stockholders who buy more than such percentage will experience NAV dilution but will, in contrast to existing stockholders who purchase less than their proportionate share of the offering, experience an increase (often called accretion) in NAV per share over their investment per share and will also experience a disproportionately greater increase in their participation in our earnings and assets and their voting power than our increase in assets, potential earning power and voting interests due to the offering. The level of accretion will increase as the excess number of shares such stockholder purchases increases. Even a stockholder who over-participates will, however, be subject to the risk that we may make additional discounted offerings in which such stockholder does not participate, in which case such a stockholder will experience NAV dilution as described above in such subsequent offerings. These stockholders may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential increases and decreases in NAV per share. This decrease could be more pronounced as the size of the offering and level of discount to NAV increases.
The following chart illustrates the level of dilution and accretion in the hypothetical 25% discount offering from the prior chart for a stockholder that acquires shares equal to (1) 50% of its proportionate share of the offering (i.e., 1,250 shares, which is 0.50% of the offering 250,000 shares rather than its 1.00% proportionate share) and (2) 150% of such percentage (i.e., 3,750 shares, which is 1.50% of an offering of 250,000 shares rather than its 1.00% proportionate share). The prospectus supplement pursuant to which any discounted offering is made will include a chart for this example based on the actual number of shares in such offering and the actual discount from the most recently determined NAV per share.

	Prior to Sale Below NAV	50% Participation		150% Participation
		Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public	—	$7.89	—	$7.89	—
Net Proceeds per Share to Issuer	—	$7.50	—	$7.50	—

Increases in Shares and Decrease to NAV
Total Shares Outstanding	1,000,000	1,250,000	25.00%	1,250,000	25.00%
NAV per Share	$10.00	$9.50	(5.00)%	$9.50	(5.00)%

Dilution/Accretion to Stockholder
Shares Held by Stockholder	10,000	11,250	12.50%	13,750	37.50%
Percentage Held by Stockholder	1.00%	0.90%	(10.00)%	1.10%	10.00%
Total Asset Values
Total NAV Held by Stockholder	$100,000	$106,875	6.88%	$130,625	30.63%
Total Investment by Stockholder (Assumed to be $10.00 per Share on Shares Held prior to Sale)	$100,000	$109,863	9.86%	$129,588	29.59%
Total Dilution/Accretion to Stockholder (Total NAV Less Total Investment)	—	$(2,988)	—	$1,038	—
Per Share Amounts
NAV Per Share Held by Stockholder	—	$9.50	—	$9.50	—
Investment per Share Held by Stockholder (Assumed to be $10.00 per Share on Shares Held prior to Sale)	$10.00	$9.77	(2.30)%	$9.42	(5.80)%
Dilution/Accretion per Share Held by Stockholder (NAV per Share Less Investment per Share)	—	$(0.27)	—	$0.08	—
Percentage Dilution/Accretion to Stockholder (Dilution/Accretion per Share Divided by Investment per Share)	—	—	(2.76)%	—	0.85%
Impact on New Investors
Investors who are not currently stockholders, but who participate in an offering below NAV and whose investment per share is greater than the resulting NAV per share (due to selling compensation and expenses paid by us) will experience an immediate decrease, albeit small, in the NAV of their shares and their NAV per share compared to the price they pay for their shares. Investors who are not currently stockholders and who participate in an offering below NAV per share and whose investment per share is also less than the resulting NAV per share due to selling compensation and expenses paid by the issuer being significantly less than the discount per share will experience an immediate increase in the NAV of their shares and their NAV per share compared to the price they pay for their shares. These investors will experience a disproportionately greater participation in our earnings and assets and their voting power than our increase in assets, potential earning power and voting interests. These investors will, however, be subject to the risk that we may make additional discounted offerings in which such new stockholder does not participate, in which case such new stockholder will experience dilution as described above in such subsequent offerings. These investors may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential increases and decreases in NAV per share. This decrease could be more pronounced as the size of the offering and level of discounts increases.
The following chart illustrates the level of dilution or accretion for new investors that would be experienced by a new investor in the same 5%, 10%, 25% and 100% discounted offerings as described in the first chart above. The illustration is for a new investor who purchases the same percentage (1.00%) of the shares in the offering as the stockholder in the prior examples held immediately prior to the offering. The prospectus supplement pursuant to which any discounted offering is made will include a chart for this example based on the actual number of shares in such offering and the actual discount from the most recently determined NAV per share.

	Prior to Sale Below NAV	Example 1 5% Offering at 5% Discount		Example 2 10% Offering at 10% Discount		Example 3 25% Offering at 25% Discount		Example 4 25% Offering at 100% Discount
		Following Sale	% Change	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public	—	$10.00	—	$9.47	—	$7.89	—	$0.001	—
Net Proceeds per Share to Issuer	—	$9.50	—	$9.00	—	$7.50	—	$0.001	—

Decrease to NAV
Total Shares Outstanding	1,000,000	1,050,000	5.00%	1,100,000	10.00%	1,250,000	25.00%	1,250,000	25.00%
NAV per Share	$10.00	$9.98	(0.20)%	$9.91	(0.90)%	$9.50	(5.00)%	$8.00	(20.00)%

Dilution/Accretion to Stockholder
Shares Held by Stockholder	—	500	—	1,000	—	2,500	—	2,500	—
Percentage Held by Stockholder	0.00%	0.05%	—	0.09%	—	0.20%	—	0.20%	—

Total Asset Values
Total NAV Held by Stockholder	—	$4,990	—	$9,910	—	$23,750	—	$20,000	—
Total Investment by Stockholder	—	$5,000	—	$9,470	—	$19,725	—	$2.50	—
Total Dilution/ Accretion to Stockholder (Total NAV Less Total Investment)	—	$(10)	—	$440	—	$4,025	—	$19,998	—

Per Share Amounts
NAV Per Share Held by Stockholder	—	$9.98	—	$9.91	—	$9.50	—	$8.00	—
Investment per Share Held by Stockholder	—	$10.00	—	$9.47	—	$7.89	—	$0.001	—
Dilution/Accretion per Share Held by Stockholder (NAV per Share Less Investment per Share)	—	$(0.0200)	—	$0.44	—	$1.61	—	$8.00	—
Percentage Dilution/ Accretion to Stockholder (Dilution/Accretion per Share Divided by Investment per Share)	—	—	(0.20)%	—	4.65%	—	20.41%	—	—

PRICE RANGE OF COMMON STOCK
Our common stock is traded on the NASDAQ Global Select Market under the symbol “AINV.” The following table lists the high and low closing sale price for our common stock, the closing sale price as a premium (discount) to net asset value, or NAV, and quarterly distributions per share for the past two fiscal years and each full quarter since the beginning of the current fiscal year. The last reported closing sales price of our common stock on October 9, 2018 was $5.48 per share. As of October 9, 2018, we had 65 stockholders of record. While our common stock has from time to time traded in excess of our net asset value, there can be no assurance, however, that it will trade at such a premium (to net asset value) in the future.

	NAV Per Share (1)	Sales Price		Premium (Discount) of High Sales Price to NAV (2)	Premium (Discount) of Low Sales Price to NAV (2)	Dividends Declared
		High	Low
Year Ended March 31, 2019
Third quarter through October 9, 2018	*	5.51	5.36	*	*	**
Second quarter	*	6.00	5.42	*	*	**
First quarter	6.47	5.85	5.18	(9.6)%	(19.9)%	$0.15
Year Ended March 31, 2018
Fourth quarter	6.56	5.85	5.19	(10.8)%	(20.9)%	0.15
Third quarter	6.60	6.20	5.60	(6.1)%	(15.2)%	0.15
Second quarter	6.72	6.48	5.69	(3.6)%	(15.3)%	0.15
First quarter	6.73	6.82	6.18	1.3%	(8.2)%	0.15
Year Ended March 31, 2017
Fourth quarter	6.74	6.58	5.82	(2.4)%	(13.6)%	0.15
Third quarter	6.86	6.25	5.65	(8.9)%	(17.6)%	0.15
Second quarter	6.95	6.27	5.42	(9.8)%	(22.0)%	0.15
First quarter	6.90	5.97	5.03	(13.5)%	(27.1)%	0.20
____________________

(1)
NAV per share is determined as of the last day in the relevant quarter and therefore may not reflect the net asset value per share on the date of the high and low sales prices. The net asset values shown are based on outstanding shares at the end of the relevant quarter.

(2)	Calculated using the respective high or low sales price divided by the net asset value per share at the end of the relevant quarter.

*	NAV not yet determined.

**	Dividend not yet declared.

BUSINESS
Apollo Investment
Apollo Investment Corporation (“Apollo Investment,” “Company,” “AIC,” “we,” “us,” and “our”), a Maryland corporation organized on February 2, 2004, is a closed-end, externally managed, non-diversified management investment company that has elected to be treated as a business development company (“BDC”) under the Investment Company Act of 1940 (the “1940 Act”). In addition, for tax purposes we have elected to be treated as a regulated investment company (“RIC”), under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). We commenced operations on April 8, 2004 upon completion of our initial public offering that raised $870 million in net proceeds from selling 62 million shares of common stock at a price of $15.00 per share. Since then, and through March 31, 2018, we have raised approximately $2.21 billion in net proceeds from additional offerings of common stock and we have repurchased common stock for $120.1 million.

Our investment objective is to generate current income and capital appreciation. We invest primarily in various forms of debt investments, including secured and unsecured debt, loan investments and/or equity in private middle-market companies. We may also invest in the securities of public companies and in structured products and other investments such as collateralized loan obligations (“CLOs”) and credit-linked notes (“CLNs”). A CLO is a form of securitization in which the cash flows of a portfolio of loans are pooled and passed on to different classes of owners in various tranches. A CLN is a note where the payment of principal and/or interest is based on the performance of one or more debt obligations. CLNs are not securitizations.
Our portfolio is comprised primarily of investments in debt, including secured and unsecured debt of private middle-market companies that, in the case of senior secured loans, generally are not broadly syndicated and whose aggregate tranche size is typically less than $250 million. Our portfolio also includes equity interests such as common stock, preferred stock, warrants or options. In this prospectus, we use the term “middle-market” to refer to companies with annual revenues between $50 million and $2 billion. While we primarily invest in investments in U.S. secured and unsecured loans, other debt securities and equity, we may also invest a portion of the portfolio in other investment opportunities, including foreign securities and structured products. Most of the debt instruments we invest in are unrated or rated below investment grade, which is often an indication of size, credit worthiness and speculative nature relative to the capacity of the borrower to pay interest and principal. Generally, if the Company's unrated investments were rated, they would be rated below investment grade. These securities, which are often referred to as “junk” or “high yield,” have predominantly speculative characteristics with respect to the issuer's capacity to pay interest and repay principal. They may also be difficult to value and are illiquid.
During the year ended March 31, 2018, we invested $1.0 billion across 39 new and 28 existing portfolio companies primarily through a combination of primary and secondary debt investments. This compares to $0.6 billion across 37 new and 26 existing portfolio companies during the year ended March 31, 2017. Investments sold or repaid during the year ended March 31, 2018 totaled $1.2 billion versus $1.1 billion during the year ended March 31, 2017. The weighted average yields on our secured debt portfolio, unsecured debt portfolio, total debt portfolio and total portfolio as of March 31, 2018 at our current cost basis were 10.7%, 11.3%,10.7% and 9.6%, respectively. As of March 31, 2017, the yields were 10.2%, 11.1%, 10.3% and 8.7%, respectively. The portfolio yields may be higher than an investor’s yield on an investment in us due to sales load and other expenses. For the years ended March 31, 2018 and March 31, 2017, the total return based on the change in market price per share and taking into account dividends and distributions, if any, reinvested in accordance with the dividend reinvestment plan was (12.1)% and 31.4%, respectively. Such returns do not reflect any sales load that stockholders may have paid in connection with their purchase of shares of our common stock.
As of March 31, 2018, our portfolio consisted of 90 portfolio companies and was invested 82% in secured debt, 5% in unsecured debt, 3% in structured products and other, 1% in preferred equity, and 9% in common equity/interests and warrants measured at fair value. As of March 31, 2017, our portfolio consisted of 86 portfolio companies and was invested 75% in secured debt, 7% in unsecured debt, 7% in structured products and other, 1% in preferred equity, and 10% in common equity/interests and warrants measured at fair value.
Since the initial public offering of Apollo Investment in April 2004 and through March 31, 2018, invested capital totaled $18.1 billion in 436 portfolio companies. Over the same period, Apollo Investment completed transactions with more than 100 different financial sponsors.
As of March 31, 2018, 8% or $0.1 billion is fixed rate debt and 92% or $1.2 billion is floating rate debt, measured at fair value. On a cost basis, 8% or $0.1 billion is fixed rate debt and 92% or $1.2 billion is floating rate debt. As of March 31, 2017, 16% or $0.2 billion was fixed rate debt and 84% or $1.1 billion was floating rate debt, measured at fair value. On a cost basis, 17% or $0.2 billion was fixed rate debt and 83% or $1.0 billion was floating rate debt. The interest rate type information is calculated using the Company’s corporate debt portfolio and excludes aviation, oil and gas, structured credit, renewables, shipping, commodities and investments on non-accrual status.

About Apollo Investment Management

Apollo Investment Management, L.P. (the “Investment Adviser” or “AIM”) is our investment adviser and an affiliate of Apollo Global Management, LLC and its consolidated subsidiaries (“AGM”). The Investment Adviser, subject to the overall supervision of our Board of Directors, manages the day-to-day operations of, and provides investment advisory services to the Company. AGM and other affiliates manage other funds that may have investment mandates that are similar, in whole or in part, with ours. AIM and its affiliates may determine that an investment is appropriate both for us and for one or more of those other funds. In such event, depending on the availability of such investment and other appropriate factors, AIM may determine that we should invest on a side-by-side basis with one or more other funds. We make all such investments subject to compliance with applicable regulations and interpretations, and our allocation procedures. Certain types of negotiated co-investments may be made only in accordance with the terms of the exemptive order we received from the Securities and Exchange Commission (“SEC”) permitting us to do so.
AIM, our Investment Adviser, is led by John Hannan, James Zelter, Howard Widra, Patrick Ryan and Tanner Powell. Potential investment and disposition opportunities are generally approved by one or more committees composed of personnel across AGM, including Messrs. Zelter, Widra, Ryan and Powell, by all or a majority of Messrs. Zelter, Widra, Ryan or Powell depending on the underlying investment type and/or the amount of such investment. The composition of such committees and the overall approval process for the Company's investments may change from time to time. AIM draws upon AGM’s more than 25 year history and benefits from the broader firm’s significant capital markets, trading and research expertise developed through investments in many core sectors in over 200 companies since inception.
About Apollo Investment Administration

Apollo Investment Administration, LLC (the “Administrator” or “AIA”), an affiliate of AGM, provides, among other things, administrative services and facilities for the Company. In addition to furnishing us with office facilities, equipment, and clerical, bookkeeping and recordkeeping services, AIA also oversees our financial records as well as prepares our reports to stockholders and reports filed with the SEC. AIA also performs the calculation and publication of our net asset value, the payment of our expenses and oversees the performance of various third-party service providers and the preparation and filing of our tax returns. Furthermore, AIA provides on our behalf managerial assistance to those portfolio companies to which we are required to provide such assistance.
Operating and Regulatory Structure
Our investment activities are managed by AIM and supervised by our Board of Directors, a majority of whom are independent of AGM and its affiliates. AIM is an investment adviser that is registered under the Investment Advisers Act of 1940. Under our investment advisory management agreement, we pay AIM an annual base management fee based on our average gross assets as well as an incentive fee. See "Management - Investment Advisory Management Agreement."
As a BDC, we are required to comply with certain regulatory requirements. Also, while we are permitted to finance investments using debt, our ability to use debt is limited in certain significant respects. See “Regulations.” We have elected to be treated for federal income tax purposes as a RIC under Subchapter M of the Code. For more information, see "Certain U.S. Federal Income Tax Considerations."
Investments

Apollo Investment seeks to create a portfolio that includes primarily debt investments including secured loans and unsecured loans and, to a lesser extent, equity investments by investing, on an individual portfolio company basis, approximately $20 million to $250 million of capital, on average, in the securities of middle-market companies, as well as structured products such as CLOs and CLNs. The average investment size will vary as the size of our capital base varies. Our target portfolio consists primarily of long-term secured debt, as well as unsecured and mezzanine positions of private middle-market companies. Structurally, unsecured and mezzanine debt usually ranks subordinate in priority of payment to senior debt, such as bank debt, and is characterized as unsecured. As such, other creditors may rank senior to us in the event of an insolvency.
However, unsecured and mezzanine debt ranks senior to common and preferred equity in a borrowers’ capital structure. Unsecured and mezzanine debt may have a fixed or floating interest rate. Additional income can be generated from upfront fees, call protections including call premiums, equity co-investments or warrants. We may also invest in debt and equity positions of structured products, such as CLOs and CLNs.
Our principal focus is to provide capital to middle-market companies in a variety of industries. We generally seek to target companies that generate positive free cash flows or that may support debt investments with strong asset coverage, and we may provide debtor-in-possession or reserve financing. Additionally, we may acquire investments in the secondary market if we believe the risk-adjusted returns are attractive.

The following is a representative list of the industries in which we have invested as of March 31, 2018:

•	Advertising, Printing & Publishing

•	Aerospace & Defense

•	Automotive

•	Aviation and Consumer Transport

•	Business Services

•	Chemicals, Plastics & Rubber

•	Consumer Goods – Durable

•	Consumer Goods – Non-durable

•	Consumer Services

•	Containers, Packaging & Glass

•	Diversified Investment Vehicles, Banking, Finance, Real Estate

•	Energy – Electricity

•	Energy – Oil & Gas

•	Food & Grocery

•	Healthcare & Pharmaceuticals

•	High Tech Industries

•	Hotel, Gaming, Leisure, Restaurants

•	Insurance

•	Manufacturing, Capital Equipment

•	Media – Diversified & Production

•	Metals & Mining

•	Telecommunications

•	Transportation – Cargo, Distribution

•	Utilities – Electric

We may also invest in other industries if we are presented with attractive opportunities. In an effort to increase our returns and the number of investments that we can make, we may in the future seek to securitize our debt investments. To the extent we elect to include higher quality portfolio holdings in the securitization vehicle and retain lower quality holdings in our portfolio, investing in our shares may be riskier. To securitize debt investments, we may create a wholly owned subsidiary and contribute a pool of loans to the subsidiary. We may sell debt of or interests in the subsidiary on a non-recourse basis to purchasers whom we would expect to be willing to accept a lower interest rate to invest in investment-grade securities. We may use the proceeds of such sales to reduce indebtedness or to fund additional investments. We may also invest through special purpose entities or other arrangements, including total return swaps and repurchase agreements, in order to obtain non-recourse financing or for other purposes.

We may invest, to the extent permitted by law, in the securities and instruments of other investment companies and in private funds. We may also co-invest on a concurrent basis with affiliates of ours, subject to compliance with applicable regulations and our allocation procedures. Certain types of negotiated co-investments may be made only in accordance with the terms of the exemptive order we received from the SEC permitting us to do so. On March 29, 2016, we received an exemptive order from the SEC (the “Order”) permitting us greater flexibility to negotiate the terms of co-investment transactions with certain of our affiliates, including investment funds managed by AIM or its affiliates, subject to the conditions included therein. Under the terms of the Order, a “required majority” (as defined in Section 57(o) of the 1940 Act) of our independent directors must be able to reach certain conclusions in connection with a co-investment transaction, including that (1) the terms of the proposed transaction are reasonable and fair to us and our stockholders and do not involve overreaching of us or our stockholders on the part of any person concerned, and (2) the transaction is consistent with the interests of our stockholders and is consistent with our Board of Directors approved criteria. In certain situations where co-investment with one or more funds managed by AIM or its affiliates is not covered by the Order, the personnel of AIM or its affiliates will need to decide which fund will proceed with the investment. Such personnel will make these determinations based on allocation policies and procedures, which are designed to reasonably ensure that investment opportunities are allocated fairly and equitably among affiliated funds over time and in a manner that is consistent with applicable laws, rules and regulations. The Order is subject to certain terms and conditions so there can be no assurance that we will be permitted to co-invest with certain of our affiliates other than in the circumstances currently permitted by regulatory guidance and the Order.
The following table summarizes our top ten portfolio companies and industries based on fair value as of March 31, 2018:

Portfolio Company	% of Portfolio	Industry	% of Portfolio
Merx Aviation Finance, LLC	17.9%	Business Services	18.4%
Spotted Hawk	4.7%	Aviation and Consumer Transport	17.9%
Dynamic Product Tankers (Prime), LLC	3.7%	Healthcare & Pharmaceuticals	11.3%
U.S. Security Associates Holdings, Inc.	3.6%	Energy – Oil & Gas	8.2%
MSEA Tankers LLC	3.2%	Transportation – Cargo, Distribution	8.0%
Glacier Oil & Gas Corp. (f/k/a Miller Energy Resources, Inc.)	2.9%	High Tech Industries	6.9%
Skyline Data, News and Analytics LLC (Dodge)	2.3%	Energy – Electricity	3.8%
Genesis Healthcare, Inc.	2.1%	Aerospace & Defense	3.0%
Carbonfree Chemicals SPE I LLC (f/k/a Maxus Capital Carbon SPE I LLC)	2.1%	Telecommunications	3.0%
UniTek Global Services Inc.	2.0%	Chemicals, Plastics & Rubber	2.8%
The following table summarizes our top ten portfolio companies and industries based on fair value as of March 31, 2017:

Portfolio Company	% of Portfolio	Industry	% of Portfolio
Merx Aviation Finance, LLC	18.3%	Business Services	22.3%
U.S. Security Associates Holdings, Inc.	5.8%	Aviation and Consumer Transport	18.3%
Solarplicity Group Limited (f/k/a AMP Solar UK)	5.5%	Energy – Electricity	7.7%
Spotted Hawk	3.5%	Diversified Investment Vehicles, Banking, Finance, Real Estate	7.3%
MSEA Tankers LLC	3.1%	Transportation – Cargo, Distribution	7.2%
Glacier Oil & Gas Corp. (f/k/a Miller Energy Resources, Inc.)	2.4%	High Tech Industries	7.2%
Skyline Data, News and Analytics LLC (Dodge)	2.3%	Energy – Oil & Gas	6.6%
UniTek Global Services Inc.	2.3%	Healthcare & Pharmaceuticals	4.4%
Access Information	2.2%	Chemicals, Plastics & Rubber	2.8%
Maxus Capital Carbon SPE I, LLC (Skyonic)	2.2%	Manufacturing, Capital Equipment	2.8%

The following table shows the composition of our investment portfolio by geographic region as of March 31, 2018 and March 31, 2017, measured at fair value:

Geographic Region	% of Portfolio as of March 31, 2018	% of Portfolio as of March 31, 2017
North America	90.9%	82.5%
Asia	5.1%	5.0%
Europe	4.0%	10.2%
Cayman Islands	—%	2.3%
	100.0%	100.0%
Investment Selection and Due Diligence
We are committed to a value oriented philosophy of, among other things, capital preservation and commit resources to managing risks associated with our investment portfolio. Our Investment Adviser conducts due diligence on prospective portfolio companies. In conducting its due diligence, our Investment Adviser uses information provided by the company and its management team, publicly available information, as well as information from their extensive relationships with former and current management teams, consultants, competitors and investment bankers and the direct experience of the senior partners of our affiliates.
Our Investment Adviser’s due diligence will typically include:

•	review of historical and prospective financial information;

•	on-site visits;

•	interviews with management, employees, customers and vendors of the potential portfolio company;

•	review of loan documents;

•	background checks; and

•	research relating to the company’s management, industry, markets, products and services, and competitors.
Upon the completion of due diligence and a decision to seek approval for an investment in a company, the professionals leading the proposed investment generally present the investment opportunity to and seek approval in accordance with our investment approval process. Additional due diligence with respect to any investment may be conducted on our behalf by attorneys and accountants prior to the closing of the investment, as well as other outside advisers, as appropriate.
Investment Structure
Once we have determined that a prospective portfolio company is suitable for investment, we work with the management of that company and its other capital providers, including senior, junior and equity capital providers, to structure an investment.
We generally seek to structure our investments as secured loans with a direct lien on the assets or cash flows of the company that provide for increased downside protection in the event of insolvency while maintaining attractive risk-adjusted returns and current interest income. We generally seek for these secured loans to obtain security interests in the assets of our portfolio companies that serve as collateral in support of the repayment of these loans. This collateral may take the form of first or second priority liens on the assets of a portfolio company. In some cases, we may enter into debt investments that, by their terms, convert into equity or additional debt securities or defer payments of interest after our investment. Also, in some cases our debt investments may be collateralized by a subordinated lien on some or all of the assets of the borrower. Typically, our loans have maturities of three to ten years.
We seek to tailor the terms of our investments to the facts and circumstances of the transaction and the prospective portfolio company, negotiating a structure that protects our rights and manages our risk while creating incentives for the portfolio company to achieve its business plan and improve its profitability.
For example, in addition to seeking a senior position in the capital structure of our portfolio companies, we seek to limit the downside potential of our investments by:

•	requiring an expected total return on our investments (including both interest and potential equity appreciation) that compensates us for credit risk;

•	generally incorporating call protection into the investment structure where possible; and

•
negotiating covenants and information rights in connection with our investments that afford our portfolio companies flexibility in managing their businesses, but which are still consistent with our goal of preserving our capital. Such restrictions may include affirmative and negative covenants, default penalties, lien protection, change of control provisions and board rights, including either observation or participation rights. Our investments may include equity features, such as warrants or options to buy a minority interest in the portfolio company. Any warrants we receive with our debt securities generally require only a nominal cost to exercise, and thus, as a portfolio company appreciates in value, we may achieve additional investment return from this equity interest. We may structure the warrants to provide provisions protecting our rights as a minority-interest holder, as well as puts, or rights to sell such securities back to the company, upon the occurrence of specified events. In many cases, we may also seek to obtain registration rights in connection with these equity interests, which may include demand and “piggyback” registration rights.

We expect to hold most of our investments to maturity or repayment, but we may sell certain of our investments sooner if a liquidity event takes place such as a sale or recapitalization or worsening of credit quality of a portfolio company, among other reasons.
Investment Valuation Process
The following is a description of the steps we take each quarter to determine the value of our portfolio. Our portfolio of investments is recorded at fair value as determined in good faith by or under the direction of our Board of Directors pursuant to a written valuation policy and a consistently applied valuation process utilizing the input of our Investment Adviser, independent valuation firms, third party pricing services and the Audit Committee of the Board of Directors. Since this process necessarily involves the use of judgment and the engagement of independent valuation firms, there is no certainty as to the value of our portfolio investments. Investments for which market quotations are readily available are recorded in our financial statements at such market quotations if they are deemed to represent fair value. Market quotations may be deemed not to represent fair value where AIM believes that facts and circumstances applicable to an issuer, a seller or purchaser or the market for a particular security causes current market quotes not to reflect the fair value of the security, among other reasons. Examples of these events could include cases in which material events are announced after the close of the market on which a security is primarily traded, when a security trades infrequently causing a quoted purchase or sale price to become stale or in the event of a “fire sale” by a distressed seller.
With respect to investments for which market quotations are not readily available or when such market quotations are deemed not to represent fair value, our Board of Directors has approved a multi-step valuation process each quarter, as described below:

1.	Our quarterly valuation process begins with each investment being initially valued by the investment professionals of our Investment Adviser who are responsible for the portfolio company.

2.	Preliminary valuation conclusions are then documented and discussed with senior management of our Investment Adviser.

3.
Independent valuation firms are engaged by our Board of Directors to conduct independent appraisals by reviewing our Investment Adviser’s preliminary valuations and then making their own independent assessment.

4.
The Audit Committee of the Board of Directors reviews the preliminary valuation of our Investment Adviser and the valuation prepared by the independent valuation firms and responds, if warranted, to the valuation recommendation of the independent valuation firms.

5.
The Board of Directors discusses valuations and determines in good faith the fair value of each investment in our portfolio based on the input of our Investment Adviser, the applicable independent valuation firm, and the Audit Committee of the Board of Directors.

Investments determined by these valuation procedures which have a fair value of less than $1 million during the prior fiscal quarter may be valued based on inputs identified by the Investment Adviser without the necessity of obtaining valuation from an independent valuation firm, if once annually an independent valuation firm using the procedures described herein provides valuation. In addition, some of our investments provide for payment-in-kind (“PIK”) interest or dividends. Such amounts of accrued PIK interest or dividends are added to the cost of the investment on the respective capitalization dates and generally become due at maturity of the investment or upon the investment being called by the issuer. Upon capitalization, PIK is subject to the fair value estimates associated with their related investments.

Ongoing Relationships with Portfolio Companies
Monitoring
AIM monitors our portfolio companies on an ongoing basis and also monitors the financial trends of each portfolio company to determine if each is meeting its respective business plans and to assess the appropriate course of action for each company. In addition, senior investment professionals of AIM may take board seats or obtain board observation rights for our portfolio companies.
AIM has several methods of evaluating and monitoring the performance and fair value of our investments, which can include, but are not limited to, the assessment of success of the portfolio company in adhering to its business plan and compliance with covenants; periodic and regular contact with portfolio company management and, if appropriate, the financial or strategic sponsor, to discuss financial position, requirements and accomplishments; comparisons to other portfolio companies in the industry; attendance at and participation in board meetings; and review of monthly and quarterly financial statements and financial projections for portfolio companies.
AIM also uses an investment rating system to characterize and monitor our expected level of returns on each investment in our portfolio. These ratings are just one of several factors that AIM uses to monitor our portfolio, but they are not in and of themselves a determinative of fair value. AIM grades the credit risk of all investments on a scale of 1 to 5 no less frequently than quarterly. This system is intended primarily to reflect the underlying risk of a portfolio investment relative to our initial cost basis in respect of such portfolio investment (i.e., at the time of acquisition), although it may also take into account under certain circumstances the performance of the portfolio company’s business, the collateral coverage of the investment and other relevant factors.
Under this system, investments with a grade of 1 involve the least amount of risk to our initial cost basis. The trends and risk factors for this investment since origination or acquisition are generally favorable, which may include the performance of the portfolio company or a potential exit. Investments graded 2 involve a level of risk to our initial cost basis that is similar to the level of risk underwritten at the time of origination or acquisition. This portfolio company is generally performing in accordance with our analysis of its business and the full return of principal and interest or dividend is expected. Investments graded 3 indicate that the risk to our ability to recoup the cost of such investment has increased since origination or acquisition, but full return of principal and interest or dividend is expected. A portfolio company with an investment grade of 3 requires closer monitoring. Investments graded 4 indicate that the risk to our ability to recoup the cost of such investment has increased significantly since origination or acquisition, including as a result of factors such as declining performance and noncompliance with debt covenants, and we expect some loss of interest, dividend or capital appreciation, but still expect an overall positive internal rate of return on the investment. Investments graded 5 indicate that the risk to our ability to recoup the cost of such investment has increased materially since origination or acquisition and the portfolio company likely has materially declining performance. Loss of interest or dividend and some loss of principal investment is expected, which would result in an overall negative internal rate of return on the investment. For investments graded 4 or 5, AIM enhances its level of scrutiny over the monitoring of such portfolio company.
AIM monitors and, when appropriate, changes the investment ratings assigned to each investment in our portfolio. In connection with our valuation process, AIM reviews these investment ratings on a quarterly basis, and the Audit Committee of the Board of Directors monitors such ratings. It is possible that the grade of certain of these portfolio investments may be reduced or increased over time.
Managerial Assistance
As a BDC, we must offer, and must provide upon request, significant managerial assistance to certain of our portfolio companies. This assistance could involve, among other things, monitoring the operations of our portfolio companies, participating in board and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial guidance. We may receive fees for these services.
Competition
Our primary competitors in providing financing to middle-market companies include public and private funds, commercial and investment banks, commercial financing companies, other BDCs or hedge funds, and, to the extent they provide an alternative form of financing, private equity funds. Some of our existing and potential competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, some competitors may have a lower cost of funds and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a BDC or the restrictions that the Code imposes on us as a RIC.

We also expect to use the industry information of AGM’s investment professionals to which we have access to assess investment risks and determine appropriate pricing for our investments in portfolio companies. In addition, we believe that the relationships of the senior managers of AIM and those of our affiliates enable us to learn about, and compete effectively for, financing opportunities with attractive middle-market companies in the industries in which we seek to invest.
Staffing
The Company has no employees. All of the services we utilize are provided by third parties. Our Chief Financial Officer, Chief Legal Officer and Chief Compliance Officer and additional personnel assisting them in such functions are employees of AIA and perform their respective functions under the terms of the administration agreement with AIA. Certain of our other executive officers are managing partners of our Investment Adviser. Our day-to-day investment operations are managed by our Investment Adviser, which draws on the broader capabilities of the Opportunistic Credit segment of AGM’s credit business. In addition, we generally reimburse AIA for our allocable portion of expenses incurred by it in performing its obligations under the administration agreement, including rent and our allocable portion of the cost of our Chief Financial Officer, Chief Legal Officer and Chief Compliance Officer and their respective staffs.
Sarbanes-Oxley Act of 2002
The Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) imposes a wide variety of regulatory requirements on publicly-held companies and their insiders. Many of these requirements affect us. For example:

•
Pursuant to Rule 13a-14 under the Securities Exchange Act of 1934 (the “1934 Act”), our Chief Executive Officer and Chief Financial Officer must certify the accuracy of the financial statements contained in our periodic reports.

•	Pursuant to Item 307 of Regulation S-K, our periodic reports must disclose our conclusions about the effectiveness of our disclosure controls and procedures.

•	Pursuant to Rule 13a-15 of the 1934 Act, our management must prepare a report regarding its assessment of our internal control over financial reporting.

•
Pursuant to Item 308 of Regulation S-K and Rule 13a-15 of the 1934 Act, our periodic reports must disclose whether there were significant changes in our internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to material weaknesses.

The Sarbanes-Oxley Act requires us to review our current policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and the regulations promulgated thereunder. We will continue to monitor our compliance with all regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that we are in compliance therewith.

MANAGEMENT
Our business and affairs are managed under the direction of our Board of Directors. The Board of Directors currently consists of nine members, six of whom are not “interested persons” of Apollo Investment as defined in Section 2(a)(19) of the 1940 Act. We refer to these individuals as our independent directors (the “Independent Directors”). Our Board of Directors elects our officers, who serve at the discretion of the Board of Directors.
BOARD OF DIRECTORS
Under our charter, our directors are divided into three classes. Generally speaking, each class of directors holds office for a three year term. At each annual meeting of our stockholders, the successors to the class of directors whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election. Each director holds office for the term to which he or she is elected and until his or her successor is duly elected and qualifies.
Directors
As of the date of this prospectus, information regarding the Board of Directors is as follows:

Name	Age	Position	Director Since	Expiration of Term
Interested Directors
John J. Hannan	65	Chairman of the Board and Director	2004	2021
James C. Zelter	56	Director	2008	2019
Bradley J. Wechsler	67	Director	2004	2019

Howard T. Widra	50	Chief Executive Officer and Director	2018	2020

Independent Directors
Jeanette W. Loeb	66	Director	2011	2020
Barbara Matas	58	Director	2017	2021
Frank C. Puleo	72	Director	2008	2020
R. Rudolph Reinfrank	63	Director	2013	2021
Carl Spielvogel	89	Director	2004	2020
Elliot Stein, Jr.	69	Director	2004	2019
_________________________________________
The address for each director is c/o Apollo Investment Corporation, 9 West 57th Street, New York, NY 10019.
EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS
Information regarding our executive officers who are not directors is as follows:

Name	Age	Position
Tanner Powell	39	President
Gregory W. Hunt	61	Chief Financial Officer and Treasurer
Cindy Z. Michel	44	Chief Compliance Officer and Vice President
Joseph D. Glatt	45	Chief Legal Officer, Vice President and Secretary
Amit Joshi	36	Chief Accounting Officer
The address for each executive officer is c/o Apollo Investment Corporation, 9 West 57th Street, New York, NY 10019.

Board of Directors’ Oversight Role in Management
The Board of Directors’ role in management of Apollo Investment is oversight. As is the case with virtually all investment companies, including business development companies (as distinguished from operating companies), our service providers, primarily AIM, AIA and their affiliates, have responsibility for our day-to-day management, which includes responsibility for risk management (including management of investment performance and investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk). As part of its oversight, the Board of Directors, acting at its scheduled meetings, or the chairman or the lead Independent Director acting between board of directors’ meetings, regularly interacts with and receives reports from senior personnel of service providers, including Apollo Investment’s Chief Executive Officer, President and Chief Financial Officer (or a senior representative of their respective offices), Apollo Investment’s and AIM’s Chief Compliance Officer and portfolio management personnel.
The Audit Committee of the Board of Directors (which consists of all the Independent Directors), meets regularly, and between meetings the Audit Committee chair maintains contact, with our independent registered public accounting firm, our Chief Financial Officer and the internal auditor. In addition, at its quarterly meetings, the Audit Committee meets with the independent valuation services that evaluate certain of our securities holdings for which there are not readily available market values. The Board of Directors also receives periodic presentations from senior personnel of AIM or its affiliates regarding risk management generally, as well as periodic presentations regarding specific operational, compliance or investment areas such as business continuity, personal trading, valuation, credit and investment research.
The Board of Directors has adopted policies and procedures designed to address certain of our risks. In addition, Apollo Investment, AIM, AIA and other of our service providers have adopted a variety of policies, procedures and controls designed to address our particular risks. However, it is not possible to eliminate all of the risks applicable to us. The Board of Directors also receives reports from our counsel or counsel to AIM and the Board of Directors’ own independent legal counsel regarding regulatory compliance and governance matters. The Board of Directors’ oversight role does not make the Board of Directors a guarantor of our investments or activities or the activities of any of our service providers on behalf of Apollo Investment.
Board of Directors Composition and Leadership Structure
The 1940 Act requires that at least a majority of our directors not be “interested persons” (as defined in the 1940 Act) of Apollo Investment. Currently, six of our 10 directors are Independent Directors. The chairman of the Board of Directors is an interested person of Apollo Investment, and the Independent Directors have designated a Lead Independent Director who chairs meetings or executive sessions of the Independent Directors, reviews and comments on board of directors’ meeting agendas, represents the views of the Independent Directors to management and facilitates communication among the Independent Directors and their counsel and between management and the Independent Directors. The Board of Directors has determined that its leadership structure, in which over 60% of the directors are not affiliated with AIM, is appropriate in light of the services that AIM and its affiliates provide to us and potential conflicts of interest that could arise from these relationships.
Biographical Information
Directors
Our directors have been divided into two groups—Independent Directors and interested directors. Interested directors are interested persons as defined in the 1940 Act.
Information About Each Director’s Experience, Qualifications, Attributes or Skills.
Additional information about each director follows (supplementing the information provided in the tables above) that describes some of the specific experiences, qualifications, attributes or skills that each director possesses which the board believes has prepared them to be effective directors. The Board of Directors believes that the significance of each director’s experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one director may not have the same value for another) and that these factors are best evaluated at the board level, with no single director, or particular factor, being indicative of board effectiveness. However, the Board of Directors believes that directors need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with our management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties; the Board of Directors believes that its members satisfy this standard. Experience relevant to having this ability may be achieved through a director’s educational background; business, professional training or practice (e.g., medicine, accounting or law), public service or academic positions; experience from service as a board member (including the Board of Directors of Apollo Investment) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. To assist them in evaluating matters under federal and state law, the directors are counseled by their own independent legal counsel, who participates in board of directors’ meetings and interacts with AIM, and also may benefit from information provided by our or AIM’s counsel; both board of directors and our counsel have significant experience advising funds and fund board members. The Board of Directors and its committees have the ability to engage other experts as appropriate. The Board of Directors evaluates its performance on an annual basis.

Independent Directors
Jeanette W. Loeb (66) Director. Ms. Loeb became a Director of the Company in August 2011. Ms. Loeb currently serves as a Director and Chief Executive Officer of PetCareRx, Inc., a leading e-commerce pet pharmacy that sells pet medications, supplies and food directly to the consumer. Ms. Loeb has served as Chief Executive Officer of PetCareRX since 2015 and formerly served as Chairman and Chief Executive Officer of the company from 2001 to 2011. From 1977 until 1994, Ms. Loeb was an investment banker at Goldman Sachs & Co., where she served as the head of the Structured Finance Department in the U.S. Ms. Loeb was named the first woman partner of Goldman Sachs & Co. in 1986 and served as a partner from 1986 to 1994. Ms. Loeb received an MBA from Harvard Business School and graduated Phi Beta Kappa from Wellesley College with a BA in economics. She currently serves on the board and the finance committee of New York City Center and the board for Alliance Bernstein Multi-Manager Alternative Fund, and has previously been on the board and audit committee of the United Nations Development Corporation, a member of the board of the Collegiate School, the Treasurer and a board member of the Society of Memorial Sloan Kettering, and a founding member of the Wellesley Business Leadership Council.
Barbara Matas (58) Director. Ms. Matas became a Director of the Company in March 2017. Ms. Matas formerly served as the Chairman of Citigroup's Leveraged Finance business from 2013 to 2016 and cohead from 2006 to 2013. Ms. Matas joined Citicorp in 1985 and held various leadership positions in leveraged finance and high yield capital markets at Citicorp, Salomon Brothers and Citigroup until 2006. She began her career as an auditor at Touche Ross. Ms. Matas has also been a director of Sleep Number (formerly known as Select Comfort) since 2016. Ms. Matas holds a B.S. in accounting and quantitative analysis from New York University and an M.B.A. in corporate finance from the University of Michigan.
Frank C. Puleo (72) Director. Mr. Puleo became a Director of the Company in February 2008. Mr. Puleo currently serves as a Director of South Street Holdings, LLC (formerly known as CMET Finance Holdings, Inc.), a company that finances securities inventory for customers and dealers and licenses trade processing software, SLM Corp., a student loan company, and Syncora Capital Assurance, Inc., a monoline financial guaranty and insurance company. From 2006 to 2014, Mr. Puleo was a Director of CIFC Corp. (formerly known as CIFC Deerfield Corp.), a credit asset manager. Previously, Mr. Puleo was also a partner at Milbank, Tweed, Hadley & McCloy LLP where he advised clients on structured finance transactions, bank and bank holding company regulatory and securities law matters. Mr. Puleo became a partner of Milbank, Tweed, Hadley & McCloy LLP in 1978 and Co-Chair of the firm’s Global Finance Group in 1995 until retiring at the end of 2006. He was a member of the firm’s Executive Committee from 1982 to 1991 and from 1996 to 2002. Mr. Puleo served as a Lecturer at Columbia University School of Law from 1997 to 2001.
R. Rudolph Reinfrank (63) Director. Mr. Reinfrank became a Director of the Company in June 2013. Mr. Reinfrank currently serves as a Director of Kayne Anderson Acquisition Corp. and chairs its audit committee. Since October 2009, Mr. Reinfrank has served as the Managing General Partner of Riverford Partners, LLC, a strategic advisory and investment firm based in Los Angeles. Riverford Partners acts as an investor, board member and strategic adviser to growth companies and companies in transition. In 2000, Mr. Reinfrank co-founded and served as a Managing General Partner of Clarity Partners, L.P. until 2009. In 1997, he co-founded and serves as a Managing General Partner of Rader Reinfrank & Co. In 2006, he co-founded Clarity China, L.P. Mr. Reinfrank is also a Senior Adviser to Pall Mall Capital, Limited (London) and Transnational Capital Corporation (NYC).
Carl Spielvogel (89) Director. Ambassador Spielvogel became a Director of the Company in March 2004. Ambassador Spielvogel was and is currently Chairman and Chief Executive Officer of Carl Spielvogel Enterprises, Inc., an international management and counseling company, from 1997 to 2000, and from 2001 to present. From 2000 to 2001, Ambassador Spielvogel served as U.S. Ambassador to the Slovak Republic, based in Bratislava, Slovakia. He served as a Director of Interactive Data Corporation, Inc. from 1996 to 2009, and as a member of its Audit Committee and Chairman of the Independent Shareholders Committee. From 1994 to 1997, Ambassador Spielvogel was Chairman and Chief Executive Officer of the United Auto Group, Inc., one of the first publicly-owned auto dealership groups. Earlier, Ambassador Spielvogel was Chairman and Chief Executive Officer of Backer Spielvogel Bates Worldwide, a global marketing communications company from 1985 to 1994. Ambassador Spielvogel is a trustee of the Metropolitan Museum of Art; a member of the Board of Trustees and Chairman of the Business Council of the Asia Society; a member of the Board of Trustees of Lincoln Center for the Performing Arts; a member of the Council on Foreign Relations; a member of the Executive Committee of the Council of American Ambassadors; a Trustee and member of the Executive Committee of the State University of New York, and a former Fellow of the Kennedy School of Government at Harvard University. Before becoming an Ambassador, he was a Governor of the United States Government Board of Broadcasting.

Elliot Stein, Jr. (69) Director. Mr. Stein became a Director of the Company in March 2004 and currently serves as lead Independent Director. Mr. Stein has also been a Director of Apollo Senior Floating Rate Fund Inc. since 2011 and a Director of Apollo Tactical Income Fund Inc. since 2013. He has served as Chairman of Acertas LLC and Senturion Forecasting, LLC (consulting firms) since 2013 and Caribbean International News Corporation from 1985 to 2013, and is a board member of various private companies including Multi-Pack Solutions and Cohere Communications. Mr. Stein was a Managing Director of Commonwealth Capital Partners and has served as a Director of VTG Holdings and Bargain Shop Holdings, Inc.  Mr. Stein is a Trustee of Claremont Graduate University and the New School University. He is a member of the Council on Foreign Relations.  Mr. Stein received a BA from Claremont McKenna College.

Interested Directors
John J. Hannan (65) Chairman of the Board of Directors. Mr. Hannan became a Director of the Company in March 2004 and was elected as Chairman of the Board of Directors in August 2006. He served as the Chief Executive Officer from February 2006 to November 2008. Mr. Hannan, a senior partner of Apollo Management, L.P., co-founded Apollo Management, L.P. in 1990. He is also currently on the Board of Directors of EP Energy Corporation. Mr. Hannan formerly served as a Director of Vail Resorts, Inc. and Goodman Global, Inc.
Bradley J. Wechsler (67) Director. Mr. Wechsler became a Director of the Company in April 2004. Mr. Wechsler was the Co-Chairman and Co-Chief Executive Officer of IMAX Corporation from May 1996 through April 2009 and is currently Chairman. Since January 2015, Mr. Wechsler is the Managing Partner of Elysium, LLC, a limited liability company that manages the family office for Leon Black, the CEO of Apollo Global Management, LLC (“AGM”). Previously Mr. Wechsler has had several executive positions in the entertainment and finance industries and has made a number of private investments. Mr. Wechsler is a Vice-Chairman of the board of the NYU Hospital and Medical Center, a member of the Executive Committee and chairs its Finance Committee. He also sits on the board of Math for America and is a member of the Academy of Motion Picture Arts and Sciences.
James C. Zelter (56) Director. Mr. Zelter served as the Company’s Chief Executive Officer from November 2008 to May 2018 and as President and Chief Operating Officer from November 2006 to November 2008.  He has served as a Director of the Company since 2006. Mr. Zelter is Co-President of Apollo Global Management, LLC, sharing responsibility for all of Apollo’s revenue-generating and investing businesses. Mr. Zelter focuses on Apollo’s credit and yield business, and serves on the Credit Investment Committee as Chief Investment Officer. Mr. Zelter focuses on Apollo’s credit and yield business, and has led Apollo’s broad expansion of its credit platform. Before joining Apollo in 2006, Zelter was with Citigroup Inc. and its predecessor companies where he was chief investment officer of Citigroup Alternative Investments, after leading the firm's global high-yield and leveraged-finance franchise. Before joining Citigroup, Zelter was a high-yield trader at Goldman Sachs. He is a board member of DUMAC, the investment management company that oversees the Duke University endowment and Duke Foundation. Mr. Zelter earned an economics degree from Duke University.

Howard T. Widra (50) Chief Executive Officer and Director. Mr. Widra has been with Apollo Global Management, LLC and/or its affiliates since 2013. He became the Chief Executive and a Director of Apollo Investment Corporation in May 2018 and previously served as the Company’s President since June 2016. Mr. Widra is a co-founder of MidCap Financial (“MidCap”), a $8 billion specialty finance business, and was formerly its Chief Executive Officer. Prior to MidCap, Mr. Widra was the founder and President of Merrill Lynch Capital Healthcare Finance. Prior to Merrill Lynch, Mr. Widra was President of GE Capital Healthcare Commercial Finance and held senior roles in its predecessor entities including President of Heller Healthcare Finance, and COO of Healthcare Financial Partners. Mr. Widra holds a J.D., Cum Laude, from the Harvard Law School and a BA from the University of Michigan.
Executive Officers who are not directors

Tanner Powell (39) President. Mr. Tanner Powell has been with Apollo Global Management, LLC since 2006. He became President of Apollo Investment Corporation in May 2018 and has served as the Chief Investment Officer for the Company’s Investment Adviser since June 2016. From 2004 to 2006, Mr. Powell served as an analyst in Goldman Sachs' Principal Investment Area (PIA), concentrating on mezzanine investing. From 2002 to 2004, Mr. Powell was an analyst in the Industrials group at Deutsche Bank. Mr. Powell holds a BA Princeton University.
Gregory W. Hunt (61) Chief Financial Officer and Treasurer. Mr. Hunt began his term as Chief Financial Officer and Treasurer of the Company in May 2012. Previously, Mr. Hunt was Executive Vice President and Chief Financial Officer for Yankee Candle which he joined in April 2010. Prior to joining Yankee Candle, Mr. Hunt served as the Executive Vice President of Strategic and Commercial Development for Norwegian Cruise Lines from 2007 to 2009. Prior to joining Norwegian Cruise Lines, Mr. Hunt served as Chief Financial Officer and Chief Restructuring Officer of Tweeter Home Entertainment Group, Inc. from 2006 to 2007 and Chief Financial Officer and Co-Chief Executive of Syratech Corporation from 2001 to 2006. Prior to Syratech, Mr. Hunt held several senior financial leadership positions including Chief Financial Officer of NRT Inc., Culligan Water Technologies, Inc. and Samsonite Corporation. Mr. Hunt also serves as a member of the Board of Advisors for the University of Vermont School of Business. Mr. Hunt earned a bachelor’s degree in accounting and finance from the University of Vermont and is a Certified Public Accountant.
Cindy Z. Michel (44) Vice President and Chief Compliance Officer. Ms. Michel joined Apollo in 2007. Prior to joining Apollo, Ms. Michel served as the Director of Compliance of the Private Equity Division and the Global Trading Strategies Group at Lehman Brothers. Prior to that, she was associated with the investment bank Credit-Suisse Securities as a member of its Compliance Department supporting the Private Equity and Investment Banking businesses. Before joining Credit-Suisse, Ms. Michel was associated with the law firm of DLA Piper. Ms. Michel serves as a member of the board of directors of Apollo Commercial Real Estate Finance, Inc. (NYSE: ARI), a publicly traded real estate investment trust managed by an affiliate of Apollo. Ms. Michel graduated from Columbia University with an AB in English and Economics and holds a JD from Boston University School of Law.

Joseph D. Glatt (45) Chief Legal Officer, Secretary and Vice President. Mr. Glatt was appointed Chief Legal Officer of the Company in 2014, Secretary in 2010 and Vice President in 2009.  Mr. Glatt is also currently General Counsel of Apollo Capital Management, L.P., a position he has held since 2007.  Since 2011 he has served as the Chief Legal Officer of Apollo Senior Floating Rate Fund Inc., and since 2013, he has served as the Chief Legal Officer of Apollo Tactical Income Fund Inc.  Since 2016, Mr. Glatt has served as the Chief Legal Officer of Redding Ridge Asset Management. Mr. Glatt joined Apollo in 2007 and serves as General Counsel for Apollo Capital Management, L.P. Prior to that time, Mr. Glatt was associated with the law firms of Simpson Thacher & Bartlett LLP from 1998 to 2003 and Schulte Roth & Zabel LLP from 2003 to 2007, in each case, primarily focusing on mergers and acquisitions, leveraged buyouts and capital markets activities. Mr. Glatt serves as a director of MidCap FinCo Holdings Limited, MidCap FinCo Limited and MC Feeder Limited. Mr. Glatt received his JD from University of Pennsylvania Law School and graduated summa cum laude from Rutgers College with a BA in Political Science, Psychology and Hebraic Studies.
Amit Joshi (36) Chief Accounting Officer. Mr. Joshi joined Apollo’s Finance team in 2013 and is currently the Chief Accounting Officer, Controller, Assistant Treasurer and Vice President of Apollo Investment Corporation. Mr. Joshi previously worked as a Senior Audit Manager in the Alternative Investments Group at Ernst & Young (“EY”) from January 2008 to September 2013. Prior to that time, Mr. Joshi worked at various international offices in roles with increasing responsibility from 2003 to 2008. He is a member of the AICPA and CFA Institute and is a CPA, CFA and CA. Mr. Joshi graduated first-class honors from University of Calcutta with a B.Com degree in Accounting and Finance.
COMMITTEES OF THE BOARD OF DIRECTORS
Audit Committee
The Audit Committee operates pursuant to an audit committee charter approved by our Board of Directors. The charter sets forth the responsibilities of the Audit Committee, which include selecting or retaining each year an independent registered public accounting firm (the “auditors”) to audit our annual financial statements; reviewing and discussing with management and the auditors our annual audited financial statements, including disclosures made in management’s discussion and analysis, and recommending to the Board of Directors whether the audited financial statements should be included in our annual report on Form 10-K; reviewing and discussing with management and the auditors our quarterly financial statements prior to the filings of its quarterly reports on Form 10-Q; pre-approving the auditors’ engagement to render audit and/or permissible non-audit services; evaluating the qualifications, performance and independence of the auditors; reviewing preliminary valuations of the Investment Adviser and independent valuation firms and recommending valuations to the Board of Directors; and recommending compensation of the chief financial officer to the Board of Directors for determination. The Audit Committee is presently composed of six persons: Messrs. Reinfrank, Puleo, Spielvogel, Stein, Ms. Loeb and Ms. Matas, all of whom are Independent Directors and are otherwise considered independent under NASDAQ Marketplace Rule 5605(a)(2). Each member of the Audit Committee is expected to continue to serve on the Audit Committee after the Meeting. Mr. Reinfrank currently serves as the chairperson of the Audit Committee. Our Board of Directors has determined that each Mr. Reinfrank and Ms. Matas is an “audit committee financial expert” as that term is defined under Item 401 of Regulation S-K under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Audit Committee charter is available on our website (http://www.apolloic.com). During the fiscal year ended March 31, 2018, the Audit Committee met eight times.
Nominating and Corporate Governance Committee
The Nominating and Corporate Governance Committee is responsible for selecting qualified nominees to be elected to the Board of Directors by stockholders; identifying, selecting or recommending qualified nominees to fill any vacancies on the Board of Directors or a committee thereof; developing and recommending to the Board of Directors a set of corporate governance principles applicable to us; overseeing the evaluation of the Board of Directors and management; and undertaking such other duties and responsibilities as may from time to time be delegated by the Board of Directors to the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is presently composed of six persons: Messrs. Puleo, Reinfrank, Spielvogel, Stein, Ms. Loeb and Ms. Matas. Mr. Stein currently serves as the chairman of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee has adopted a written nominating and corporate governance committee charter which is available on our website (www.apolloic.com). During the fiscal year ended March 31, 2018, the Nominating and Corporate Governance Committee met four times.
Compensation Committee
The Compensation Committee is responsible for determining, or recommending to the Board of Directors for determining, the compensation of our chief executive officer and all other executive officers, paid directly by us, if any. The Compensation Committee also assists the Board of Directors with all matters related to compensation, as directed by the Board of Directors. The current members of the Compensation Committee are Messrs. Reinfrank, Puleo, Spielvogel, Stein, Ms. Loeb and Ms. Matas, each of whom is not an interested person of us for purposes of the 1940 Act and the NASDAQ corporate governance rules. As shown below, none of our executive officers is directly compensated by us and, as a result, the Compensation Committee does not produce and/or review and report on executive compensation practices. The Compensation Committee charter is available on our website (www.apolloic.com). During the fiscal year ended March 31, 2018, the Compensation Committee met one time.
COMPENSATION OF DIRECTORS AND OFFICERS
The following table shows information regarding the compensation expected to be received by the independent directors and executive officers for the fiscal year ended March 31, 2018. No compensation is paid by Apollo Investment to directors who are “interested persons.”

Name	Aggregate compensation from the Company	Pension or Retirement Benefits Accrued as Part of Company Expenses(1)	Total compensation from the Company paid to Director/Executive Officer
Independent Directors
R. Rudolph Reinfrank	191,500	None	191,500
Jeanette Loeb	178,000	None	178,000
Barbara Matas (2)	177,000	None	177,000
Frank C. Puleo	175,000	None	175,000
Carl Spielvogel	174,000	None	174,000
Elliot Stein, Jr.	205,500	None	205,500

Interested Directors
John J. Hannan	None	None	None
Bradley J. Wechsler	None	None	None
James C. Zelter (3)	None	None	None
Howard T. Widra (4)	None	None	None

Executive Officers
Tanner Powell (5)	None	None	None
Gregory W. Hunt	None	None	None
Cindy Z. Michel	None	None	None
Joseph D. Glatt	None	None	None
Amit Joshi (6)	None	None	None

(1)	We do not have a profit sharing or retirement plan, and our Directors and Executive Officers do not receive any pension or retirement benefits.

(2)	Ms. Matas was appointed to the Board on March 15, 2017.

(3)	Mr. Zelter no longer serves as an executive officer of the Company, but remains an interested director, effective as of May 21, 2018.

(4)	Mr. Widra was appointed Chief Executive Officer and Director of the Company, effective as of May 21, 2018.

(5)	Mr. Powell was appointed President of the Company, effective as of May 21, 2018.

(6)	Mr. Joshi was appointed Chief Accounting Officer of the Company, effective as of May 17, 2017.
The independent directors’ annual fee is $125,000. The independent directors also receive $2,500 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each board meeting, $1,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with each committee meeting attended, and $1,500 for each telephonic committee or board meeting attended. In addition, the Lead Independent Director receives an annual fee of $25,000, the Chairman of the Audit Committee receives an annual fee of $15,000 and each chairman of any other committee receives an annual fee of $2,500 for additional services in these capacities. Further, we purchase directors’ and officers’ liability insurance on behalf of our directors and officers.
Additional information required by this item, including for example, compensation of officers and directors, is contained in the Registrant’s definitive Proxy Statement for its 2018 Annual Stockholders Meeting under the caption, “Compensation of Directors and Executive Officers” filed with the Securities and Exchange Commission on June 21, 2018 and is incorporated herein by reference.

INVESTMENT ADVISORY MANAGEMENT AGREEMENT
Management Services
AIM serves as our investment adviser and is a wholly-owned direct subsidiary of Apollo Global Management. AIM is registered as an Investment Adviser under the Advisers Act. Subject to the overall supervision of our Board of Directors, the investment adviser manages the day-to-day operations of, and provides investment advisory and management services to, Apollo Investment. Under the terms of an investment advisory management agreement, AIM:

•	determines the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes;

•	identifies, evaluates and negotiates the structure of the investments we make (including performing due diligence on our prospective portfolio companies); and

•	closes and monitors the investments we make.
AIM’s services under the investment advisory management agreement are not exclusive, and it is free to furnish similar services to other entities so long as its services to us are not impaired.
Management and Incentive Fee
Pursuant to the investment advisory management agreement, we incur a fee payable to AIM for investment advisory and management services consisting of two components—a base management fee and an incentive fee. For the fiscal years ended March 31, 2018, 2017 and 2016, we accrued $47.94 million, $52.93 million and $66.18 million, respectively, in base management fees and accrued $28.71 million, $18.78 million and $43.94 million, respectively, in performance-based incentive fees.
Base Management Fee
Effective April 1, 2018, the base management fee is calculated initially at an annual rate of 1.50% (0.375% per quarter) of the lesser of (i) the average of the value of the Company’s gross assets (excluding cash or cash equivalents but including other assets purchased with borrowed amounts) at the end of each of the two most recently completed calendar quarters and (ii) the average monthly value (measured as of the last day of each month) of the Company’s gross assets (excluding cash or cash equivalents but including other assets purchased with borrowed amounts) during the most recently completed calendar quarter; provided, however, in each case, the base management fee is calculated at an annual rate of 1.00% (0.250% per quarter) of the average of the value of the Company’s gross assets (excluding cash or cash equivalents but including other assets purchased with borrowed amounts) that exceeds the product of (A) 200% and (B) the value of the Company’s net asset value at the end of the prior calendar quarter. The base management fee will be payable quarterly in arrears. The value of the Company’s gross assets shall be calculated in accordance with the Company's valuation policies.
For the period from April 1, 2017 through March 31, 2018, the base management was calculated at an annual rate of 2% (0.50% per quarter) of the average of the value of the Company’s gross assets (excluding cash or cash equivalents but including other assets purchased with borrowed amounts) at the end of each of the two most recently completed calendar quarters. For the same period, the Investment Adviser agreed to waive 25% of its base management fee so the base management fee was reduced from 2% to 1.50%.
Performance-based Incentive Fee
The incentive fee (the “Incentive Fee”) consists of two components that are determined independent of each other, with the result that one component may be payable even if the other is not. A portion of the Incentive Fee is based on income and a portion is based on capital gains, each as described below:
A. Incentive Fee based on Income

(i)	Incentive Fee on Pre-Incentive Fee Net Investment Income - (April 1, 2017 - December 31, 2018)

The first part of the incentive fee is calculated and payable quarterly in arrears based on our pre-incentive fee net investment income for the immediately preceding calendar quarter at an annual rate of 20%. For this purpose, pre-incentive fee net investment income means interest income, dividend income and any other income (including, without limitation, any accrued income that the Company has not yet received in cash and any other fees such as commitment, origination, structuring, diligence and consulting fees or other fees that the Company receives from portfolio companies) accrued during the calendar quarter, minus the Company’s operating expenses accrued during the calendar quarter (including, without limitation, the Base Management Fee, administration expenses and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the Incentive Fee on Income and the Incentive Fee on Capital Gains). Pre-incentive fee net investment income does not include any realized or unrealized gains or losses. Pre-incentive fee net investment income, expressed as a rate of return on the value of our net assets at the end of the immediately preceding calendar quarter, is compared to the rate of 1.75% per quarter (7% annualized) (the “performance threshold”). For the period from April 1, 2017 through December 31, 2018, if the resulting incentive fee rate was less than 20% due to the incentive fee waiver discussed below, the percentage at which the Investment Adviser’s 100% catch-up is complete would also be reduced ratably from 2.1875% (8.75% annualized) to as low as 2.06% (8.24% annualized) (“catch-up threshold”).
The Company pays the Investment Adviser an incentive fee with respect to our pre-incentive fee net investment income in each calendar quarter as follows: (1) no incentive fee in any calendar quarter in which our pre-incentive fee net investment income does not exceed the performance threshold; and (2) 100% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds 1.75% but does not exceed the catch-up threshold in any calendar quarter; and (3) for the period from April 1, 2017 through December 31, 2018, 15% to 20% of the amount of our pre-incentive fee net investment income, if any, that exceeds catch-up threshold in any calendar quarter. These calculations are appropriately prorated for any period of less than three months. The effect of the fee calculation described above is that if pre-incentive fee net investment income is equal to or exceeds catch-up threshold, the Investment Adviser will receive a fee of 15% to 20% of our pre-incentive fee net investment income for the quarter.
Incentive Fee Waiver
For the period from April 1, 2018 through December 31, 2018, the Investment Adviser has agreed to waive 25% of its performance based incentive fee so that the incentive fee on pre-incentive fee net investment income is accrued at 15%.
For the period from April 1, 2017 through March 31, 2018, the Investment Adviser has agreed to waive up to 25% of its performance based incentive fee so that the incentive fee on pre-incentive fee net investment income could be accrued at as low a rate as 15% to the extent the Company experiences cumulative net realized and change in unrealized losses during the waiver period (“cumulative net losses”). The inclusion of cumulative net gains and cumulative net losses will be measured on a cumulative basis from April 1, 2017 through the end of each quarter during the waiver period. Any cumulative net gains will result in a dollar for dollar increase in the incentive fee payable up to a maximum rate of 20% and any cumulative net losses will result in a dollar for dollar decrease in the incentive fee payable down to a minimum rate of 15%.

(ii)	Incentive Fee on Pre-Incentive Fee Net Income - effective from January 1, 2019

Beginning January 1, 2019, the incentive fee on pre-incentive fee net investment income will be determined and paid quarterly in arrears by calculating the amount by which (x) the aggregate amount of the pre-incentive fee net investment income in respect of the current calendar quarter and each of the eleven preceding calendar quarters beginning with the calendar quarter that commences on or after April 1, 2018 (the “trailing twelve quarters”) exceeds (y) preferred return amount in respect of the trailing twelve quarters.
The preferred return amount will be determined on a quarterly basis, and will be calculated by summing the amounts obtained by multiplying 1.75% by the Company’s net asset value at the beginning of each applicable calendar quarter comprising the relevant trailing twelve quarters. The preferred return amount will be calculated after making appropriate adjustments to the Company’s net asset value at the beginning of each applicable calendar quarter for Company capital issuances and distributions during the applicable calendar quarter.
The amount of the Incentive Fee on Income that will be paid to the Investment Adviser for a particular quarter will equal the excess of the incentive fee on pre-incentive fee net investment income, so calculated less the aggregate incentive fee on pre-incentive fee net investment income that were paid to the Investment Adviser (excluding waivers, if any) in the preceding eleven calendar quarters comprising the relevant trailing twelve quarters.
The Company will pay the Investment Adviser an incentive fee with respect to our pre-incentive fee net investment income in each calendar quarter as follows:
(1) no incentive fee in any calendar quarter in which our pre-incentive fee net investment income for the trailing twelve quarters does not exceed the preferred return amount.
(2) 100% of our pre-incentive fee net investment income for the trailing twelve quarters, if any, that exceeds the preferred return amount but is less than or equal to an amount (the “catch-up amount”) determined by multiplying 2.1875% by the Company’s net asset value at the beginning of each applicable calendar quarter comprising the relevant trailing twelve quarters.
(3) for any quarter in which the Company’s pre-incentive fee net investment income for the trailing twelve quarters exceeds the catch-up amount, the incentive fee shall equal 20% of the amount of the Company’s pre-incentive fee net investment income for such trailing twelve quarters.

The Incentive Fee on Income as calculated is subject to a cap (the “Incentive Fee Cap”). The Incentive Fee Cap in any quarter is an amount equal to (a) 20% of the Cumulative Pre-Incentive Fee Net Return (as defined below) during the relevant trailing twelve quarters less (b) the aggregate Incentive Fees on Income that were paid to the Investment Adviser (excluding waivers, if any) in the preceding eleven calendar quarters (or portion thereof) comprising the relevant trailing twelve quarters.
For this purpose, “Cumulative Pre-Incentive Fee Net Return” during the relevant trailing twelve quarters means (x) Pre-Incentive Fee Net Investment Income in respect of the trailing twelve quarters less (y) any Net Capital Loss, since April 1, 2018, in respect of the trailing twelve quarters. If, in any quarter, the Incentive Fee Cap is zero or a negative value, the Company shall pay no Incentive Fee on Income to the Investment Adviser in that quarter. If, in any quarter, the Incentive Fee Cap is a positive value but is less than the Incentive Fee on Income calculated in accordance with Section 3(c)(i) of the 1940 Act, the Company shall pay the Investment Adviser the Incentive Fee Cap for such quarter. If, in any quarter, the Incentive Fee Cap is equal to or greater than the Incentive Fee on Income calculated in accordance with Section 3(c)(i) of the 1940 Act, the Company shall pay the Investment Adviser the Incentive Fee on Income for such quarter.
“Net Capital Loss” in respect of a particular period means the difference, if positive, between (i) aggregate capital losses, whether realized or unrealized, in such period and (ii) aggregate capital gains, whether realized or unrealized, in such period.
B. Annual Incentive Fee Based on Capital Gains.

The Incentive Fee on Capital Gains shall be determined and payable in arrears as of the end of each calendar year (or upon termination of this agreement). This fee shall equal 20.0% of the sum of the Company’s realized capital gains on a cumulative basis, calculated as of the end of each calendar year (or upon termination of this Agreement), computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any Incentive Fees on Capital Gains previously paid to the Investment Adviser. The aggregate unrealized capital depreciation of the Company shall be calculated as the sum of the differences, if negative, between (a) the valuation of each investment in the Company’s portfolio as of the applicable calculation date and (b) the accreted or amortized cost basis of such investment.

For accounting purposes only, we are required under GAAP to accrue a theoretical capital gains incentive fee based upon net realized capital gains and unrealized capital gain and loss on investments held at the end of each period. The accrual of this theoretical capital gains incentive fee assumes all unrealized capital gain and loss is realized in order to reflect a theoretical capital gains incentive fee that would be payable to the Investment Adviser at each measurement date. There was no accrual for theoretical capital gains incentive fee for the three months ended June 30, 2018 and 2017. It should be noted that a fee so calculated and accrued would not be payable under the Investment Advisers Act of 1940 (the “Advisers Act”) or the Investment Advisory Agreement, and would not be paid based upon such computation of capital gains incentive fees in subsequent periods. Amounts actually paid to the Investment Adviser will be consistent with the Advisers Act and formula reflected in the Investment Advisory Agreement which specifically excludes consideration of unrealized capital gain.

The following is a graphical representation of the calculation of the income-related portion of the incentive fee:
Quarterly Incentive Fee Based on Net Investment Income
PRE-INCENTIVE FEE NET INVESTMENT INCOME
(EXPRESSED AS A PERCENTAGE OF THE VALUE OF NET ASSETS)

PERCENTAGE OF PRE-INCENTIVE FEE NET INVESTMENT INCOME
ALLOCATED TO INCOME-RELATED PORTION OF INCENTIVE FEE
These calculations are appropriately pro rated for any period of less than three months. The effect of the fee calculation described above is that if pre-incentive fee net investment income is equal to or exceeds 2.1875%, AIM will receive a fee of 20% of our pre-incentive fee net investment income for the quarter. You should be aware that a rise in the general level of interest rates can be expected to lead to higher interest rates applicable to our debt investments. Accordingly, an increase in interest rates would make it easier for us to meet or exceed the incentive fee performance threshold and may result in a substantial increase of the amount of incentive fees payable to our Investment Adviser with respect to pre-incentive fee net investment income. Furthermore, since the performance threshold is based on a percentage of our net asset value, decreases in our net asset value make it easier to achieve the performance threshold.
The second part of the incentive fee is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Management Agreement, as of the termination date) and will equal 20% of our realized capital gains for each calendar year computed net of all realized capital losses and unrealized capital depreciation and incorporating unrealized depreciation on a gross investment-by-investment basis at the end of such year. Capital gains with respect to any investment will equal the difference between the proceeds from the sale of such investment and the accreted or amortized cost basis of such investment.
Examples of Quarterly Incentive Fee Calculation †
Example 1: Income Related Portion of Incentive Fee (*):
Alternative 1
Assumptions
Investment income (including interest, dividends, fees, etc.) = 1.25%
Performance threshold (1) = 1.75%
Management fee (2) = 0.375%
Other expenses (legal, accounting, custodian, transfer agent, etc.) (3) = 0.20%
Pre-incentive fee net investment income
(investment income—(management fee + other expenses)) = 0.675%
Pre-incentive net investment income does not exceed performance threshold, therefore there is no incentive fee.
Alternative 2
Assumptions
Investment income (including interest, dividends, fees, etc.) = 2.70%
Performance threshold (1) = 1.75%
Management fee (2) = 0.375%
Other expenses (legal, accounting, custodian, transfer agent, etc.) (3) = 0.20%
Pre-incentive fee net investment income
(investment income—(management fee + other expenses)) = 2.125%
Incentive fee = 100% × pre-incentive fee net investment income, in excess of the performance threshold (4)
= 100% × (2.125% – 1.75%)
= 0.375%

Alternative 3
Assumptions
Investment income (including interest, dividends, fees, etc.) = 3.00%
Performance threshold (1) = 1.75%
Management fee (2) = 0.375%
Other expenses (legal, accounting, custodian, transfer agent, etc.) (3) = 0.20%
Pre-incentive fee net investment income
(investment income—(management fee + other expenses)) = 2.425%
Incentive fee = 100% × (2.1875% – 1.75%) + (20% × (pre-incentive fee net investment income—
2.1875%))
= 0.4375%
Incentive fee = (100% × 0.4375%) + (20% × (2.425% – 2.1875%))
= 0.4375% + (20% × 0.2375%)
= 0.4375% + 0.0475%
= 0.485%
_________________________________________

(†)	Calculated prior to giving effect to any fee waiver described below.

(*)	The hypothetical amount of pre-incentive fee net investment income shown is based on a percentage of total net assets.

(1)	Represents 7.0% annualized performance threshold.

(2)	Represents 1.5% annualized management fee.

(3)	Excludes organizational and offering expenses.

(4)
This provides our Investment Adviser with an incentive fee of 20% on all of our pre-incentive fee net investment income when our net investment income equals or exceeds 2.1875% in any calendar quarter.

Example 2: Capital Gains Portion of Incentive Fee:
Alternative 1:
Assumptions

•	Year 1: $20 million investment made in Company A (“Investment A”), and $30 million investment made in Company B (“Investment B”)

•	Year 2: Investment A sold for $50 million and fair market value (“FMV”) of Investment B determined to be $32 million

•	Year 3: FMV of Investment B determined to be $25 million

•	Year 4: Investment B sold for $31 million
The capital gains portion of the incentive fee would be:

•	Year 1: None

•	Year 2: Capital gains incentive fee of $6 million ($30 million realized capital gains on sale of Investment A multiplied by 20%)

•	Year 3: None
$5 million (20% multiplied by ($30 million cumulative capital gains less $5 million cumulative capital depreciation)) less $6 million (previous capital gains fee paid in Year 2)

•	Year 4: Capital gains incentive fee of $200,000
$6.2 million ($31 million cumulative realized capital gains multiplied by 20%) less $6 million (capital gains fee taken in Year 2)

Alternative 2
Assumptions

•	Year 1: $20 million investment made in Company A (“Investment A”), $30 million investment made in Company B (“Investment B”) and $25 million investment made in Company C (“Investment C”)

•	Year 2: Investment A sold for $50 million, FMV of Investment B determined to be $25 million and FMV of Investment C determined to be $25 million

•	Year 3: FMV of Investment B determined to be $27 million and Investment C sold for $30 million

•	Year 4: FMV of Investment B determined to be $35 million

•	Year 5: Investment B sold for $20 million
The capital gains incentive fee, if any, would be:

•	Year 1: None

•	Year 2: $5 million capital gains incentive fee
20% Multiplied by $25 million ($30 million realized capital gains on Investment A less unrealized capital depreciation on Investment B)

•	Year 3: $1.4 million capital gains incentive fee (1)
$6.4 million (20% multiplied by $32 million ($35 million cumulative realized capital gains less $3 million unrealized capital depreciation)) less $5 million capital gains fee received in Year 2

•	Year 4: None

•	Year 5: None
$5 million (20% multiplied by $25 million (cumulative realized capital gains of $35 million less realized capital losses of $10 million)) less $6.4 million cumulative capital gains fee paid in Year 2 and Year 3”
Effective April 1, 2017 through March 31, 2018 (the "waiver period"), the Investment Adviser has agreed to waive 25% of its base management fee and up to 25% of its performance-based incentive fee so that during the waiver period the management fee is reduced from 2% to 1.5% and the incentive fee on pre-incentive fee net investment income (“incentive fee”) could be accrued at as low a rate as 15% to the extent the Company experiences cumulative net realized and change in unrealized losses during the waiver period (“cumulative net losses”). AIM previously agreed to a similar waiver from the period April 1, 2016 through March 31, 2017.
During the waiver period, assuming that the Investment Adviser would earn incentive fees at the 20% rate provided in the Investment Advisory Agreement, the incentive fee will initially be accrued at the rate of 17.5% and will be adjusted as of the end of each quarter. The incentive fee accrual will be increased up to a maximum rate of 20% to the extent that the Company experiences cumulative net realized and change in unrealized gains (“cumulative net gains”) during the period and will be decreased down to a minimum rate of 15% to the extent that the Company experiences cumulative net losses during the period. The inclusion of cumulative net gains and cumulative net losses will be measured on a cumulative basis from April 1, 2017 through the end of each quarter during the waiver period. Any cumulative net gains will result in a dollar for dollar increase in the incentive fee payable up to a maximum rate of 20% and any cumulative net losses will result in a dollar for dollar decrease in the incentive fee payable down to a minimum rate of 15%.
If the resulting incentive fee rate is less than 20%, the percentage at which the Investment Adviser’s 100% catch-up is complete will also be reduced ratably from 2.1875% (8.75% annualized) to as low as 2.06% (8.24% annualized).
As an illustration of the foregoing incentive fee waiver, if cumulative pre-incentive fee net investment income through the end of each successive quarter during the waiver period is $54 million, $108 million, $161 million and $215 million, and the cumulative net gains or cumulative net losses are $20 million gains, $20 million losses, zero and $10 million losses, the incentive fee would be accrued at a rate of 20% for the first quarter, 15% through the first two quarters, 17.5% through the first three quarters, and 15% through the end of the fiscal year.
For the period from April 1, 2018 through December 31, 2018, the Investment Adviser has agreed to waive 25% of its performance based incentive fee so that the incentive fee on pre-incentive fee net investment income is accrued at 15%.
Following December 31, 2018, the Incentive Fee consists of two components that are determined independent of each other, with the result that one component may be payable even if the other is not.

A portion of the Incentive Fee is based on our income and a portion is based on our capital gains, each as described below. Our Investment Adviser is entitled to receive the Incentive Fee based on income from us if our Ordinary Income (as defined below) exceeds a quarterly “hurdle rate” of 1.75%. For this purpose, the hurdle is computed by reference to our NAV and does not take into account changes in the market price of our common stock.
Beginning with the calendar quarter that commences on January 1, 2019, the Incentive Fee based on income is determined and paid quarterly in arrears at the end of each calendar quarter by reference to our aggregate net investment income, as adjusted as described below, from the calendar quarter then ending and the eleven preceding calendar quarters. The Incentive Fee based on capital gains is determined and paid annually in arrears at the end of each calendar year by reference to an Annual Period.
The hurdle amount for the Incentive Fee based on income is determined on a quarterly basis and is equal to 1.75% multiplied by our NAV at the beginning of each applicable calendar quarter comprising the relevant Trailing Twelve Quarters. The hurdle amount is calculated after making appropriate adjustments for subscriptions (which includes all issuances by us of shares of our common stock, including issuances pursuant to our dividend reinvestment plan) and distributions that occurred during the relevant Trailing Twelve Quarters. The Incentive Fee for any partial period will be appropriately prorated.
Quarterly Incentive Fee Based on Income. For the portion of the Incentive Fee based on income, we pay our Investment Adviser a quarterly Incentive Fee based on the amount by which (A) Ordinary Income in respect of the relevant Trailing Twelve Quarters exceeds (B) the hurdle amount for such Trailing Twelve Quarters. For the avoidance of doubt, Ordinary Income is net of all fees and expenses, including the Management Fee but excluding any Incentive Fee.
The Incentive Fee based on income for each quarter is determined as follows:
•No Incentive Fee based on income is payable to our Investment Adviser for any calendar quarter for which there is no Excess Income Amount;
•100% of the Ordinary Income, if any, that exceeds the hurdle amount, but is less than or equal to an amount, which we refer to as the “Catch-up Amount,” determined as the sum of 2.1875% multiplied by our NAV at the beginning of each applicable calendar quarter comprising the relevant Trailing Twelve Quarters is included in the calculation of the Incentive Fee based on income; and
•20% of the Ordinary Income that exceeds the Catch-up Amount is included in the calculation of the Incentive Fee based on income.
The amount of the Incentive Fee based on income that is paid to our Investment Adviser for a particular quarter is equal to the excess of the Incentive Fee so calculated minus the aggregate Incentive Fees based on income that were paid in respect of the first eleven calendar quarters (or the portion thereof) included in the relevant Trailing Twelve Quarters but not in excess of the Incentive Fee Cap (as described below).
The Incentive Fee Cap for any quarter is an amount equal to (a) 20% of the Cumulative Pre-Incentive Fee Net Return (as defined below) during the relevant Trailing Twelve Quarters minus (b) the aggregate Incentive Fees based on income that were paid in respect of the first eleven calendar quarters (or the portion thereof) included in the relevant Trailing Twelve Quarters.
“Cumulative Pre-Incentive Fee Net Return” means (x) Pre-Incentive Fee Net Investment Income in respect of the Trailing Twelve Quarters less (y) any Net Capital Loss, since April 1, 2018, in respect of the Trailing Twelve Quarters. If, in any quarter, the Incentive Fee Cap is zero or a negative value, the Company shall pay no Incentive Fee on Income to our Investment Adviser in that quarter. If, in any quarter, the Incentive Fee Cap is a positive value but is less than the Incentive Fee on Income, the Company shall pay our Investment Adviser the Incentive Fee Cap for such quarter. If, in any quarter, the Incentive Fee Cap is equal to or greater than the Incentive Fee on Income, the Company shall pay our Investment Adviser the Incentive Fee on Income for such quarter.
“Net Capital Loss” in respect of a particular period means the difference, if positive, between (i) aggregate capital losses, whether realized or unrealized, in such period and (ii) aggregate capital gains, whether realized or unrealized, in such period.

The following is a graphical representation of the calculation of the Incentive Fee based on income:
Incentive Fee based on Income
Percentage of Ordinary Income comprising the Incentive Fee based on Income
(expressed as an annualized rate(1) of return on the value of net assets as of the beginning of each of the quarters included in the Trailing Twelve Quarters)

 _________________________________________

(1)	The Incentive Fee is determined on a quarterly basis but has been annualized for purposes of the above diagram. The diagram also does not reflect the Incentive Fee Cap.

 Annual Incentive Fee Based on Capital Gains. The portion of the Incentive Fee based on capital gains is calculated on an annual basis. For each Annual Period, we pay our Investment Adviser an Incentive Fee equal to 20% of our realized capital gains on a cumulative basis, calculated as of the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any Incentive Fees on Capital Gains previously paid to our Investment Adviser. Our aggregate unrealized capital depreciation shall be calculated as the sum of the differences, if negative, between (a) the valuation of each investment in our portfolio as of the applicable calculation date and (b) the accreted or amortized cost basis of such investment.
We accrue, but do not pay, a portion of the Incentive Fee based on capital gains with respect to net unrealized appreciation. Under GAAP, we are required to accrue an Incentive Fee based on capital gains that includes net realized capital gains and losses and net unrealized capital appreciation and depreciation on investments held at the end of each period. In calculating the accrual for the Incentive Fee based on capital gains, we consider the cumulative aggregate unrealized capital appreciation in the calculation, since an Incentive Fee based on capital gains would be payable if such unrealized capital appreciation were realized, even though such unrealized capital appreciation is not permitted to be considered in calculating the fee actually payable under the Advisory Agreement. This accrual is calculated using the aggregate cumulative realized capital gains and losses and aggregate cumulative unrealized capital appreciation or depreciation. If such amount is positive at the end of a period, then we record a capital gains incentive fee equal to 20% of such amount, minus the aggregate amount of actual Incentive Fees based on capital gains paid in all prior periods. If such amount is negative, then there is no accrual for such period. There can be no assurance that such unrealized capital appreciation will be realized in the future. For the avoidance of doubt, the Incentive Fee examples below reflect the calculation of the Incentive Fee payable under the Investment Management Agreement rather than accruals of the Incentive Fee as required by GAAP.
Example of Calculation of the Incentive Fee based on Income Assumptions
Assumptions(1)

•	Quarter 1

•	Net Asset Value at the start of Quarter 1 = $100.0 million

•	Quarter 1 Ordinary Income = $6.0 million

•	Quarter 1 Net Capital Gain = $1.0 million

•	Quarter 1 Hurdle Amount = $1.75 million (calculated based on an annualized 7.00% hurdle rate)

•	Quarter 1 Catch-up Amount = $2.1875 million (calculated based on an annualized 8.75% rate)

•	Quarter 2

•	Net Asset Value at the start of Quarter 2 = $100.0 million

•	Quarter 2 Ordinary Income = $1.5 million

•	Quarter 2 Net Capital Gain = $1.0 million

•	Quarter 2 Hurdle Amount = $1.75 million (calculated based on an annualized 7.00% hurdle rate)

•	Quarter 2 Catch-up Amount = $2.1875 million (calculated based on an annualized 8.75% rate)

•	Quarter 3

•	Net Asset Value at the start of Quarter 3 = $100.0 million

•	Quarter 3 Ordinary Income = $2.0 million

•	Quarter 3 Net Capital Loss = ($6.0) million

•	Quarter 3 Hurdle Amount = $1.75 million (calculated based on an annualized 7.00% hurdle rate)

•	Quarter 3 Catch-up Amount = $2.1875 million (calculated based on an annualized 8.75% rate)

•	Quarter 4

•	Net Asset Value at the start of Quarter 4 = $100.0 million

•	Quarter 4 Ordinary Income = $3.5 million

•	Quarter 4 Net Capital Gain = $3.0 million

•	Quarter 4 Hurdle Amount = $1.75 million (calculated based on an annualized 7.00% hurdle rate)

•	Quarter 4 Catch-up Amount = $2.1875 million (calculated based on an annualized 8.75% rate)

(1)	For illustrative purposes, Net Asset Value is assumed to be $100.0 million as of the beginning of all four quarters and does not give effect to gains or losses in the preceding quarters.

Determination of Incentive Fee based on income
In Quarter 1, the Ordinary Income of $6.0 million exceeds the Hurdle Amount of $1.75 million and the Catch-up Amount of $2.1875 million. There are no Net Capital Losses. As a result, an Incentive Fee based on income of $1.2 million ((100% of $437,500) + (20% of $3,812,500)) is payable to our Investment Adviser for Quarter 1.
In Quarter 2, the Quarter 2 Ordinary Income of $1.5 million does not exceed the Quarter 2 Hurdle Amount of $1.75 million, but the aggregate Ordinary Income for the Trailing Twelve Quarters of $7.5 million exceeds the aggregate Hurdle Amount for the Trailing Twelve Quarters of $3.5 million and the aggregate Catch-up Amount for the Trailing Twelve Quarters of $4.375 million. There are no Net Capital Losses. As a result, an Incentive Fee based on income of $300,000 ($1.5 million ((100% of $875,000) + (20% of 3,125,000)) minus $1.2 million paid in Quarter 1) is payable to our Investment Adviser for Quarter 2.
In Quarter 3, the aggregate Ordinary Income of the Trailing Twelve Quarters of $9.5 million exceeds the aggregate Hurdle Amount for the Trailing Twelve Quarters of $5.25 million and the aggregate Catch-up Amount for the Trailing Twelve Quarters of $6.5625 million. However, there is an aggregate Net Capital Loss of ($4.0) million for the Trailing Twelve Quarters. As a result, the Incentive Fee Cap would apply. The Incentive Fee Cap equals $(400,000), calculated as follows:
(20% x ($9.5 million minus $4.0 million)) minus $1.5 million paid in Quarters 1 and 2. Because the Incentive Fee Cap is a negative value, there is no Incentive Fee based on income payable to our Investment Adviser for Quarter 3.
In Quarter 4, the aggregate Ordinary Income of the Trailing Twelve Quarters of $13.0 million exceeds the aggregate Hurdle Amount for the Trailing Twelve Quarters of $7.0 million and the aggregate Catch-up Amount for the Trailing Twelve Quarters of $8.75 million. The calculation of the Incentive Fee based on income would be $1.1 million ($2.6 million (100% of $1.75 million) + (20% of $4.25 million) minus $1.5 million paid in Quarters 1 and 2). However, there is an aggregate Net Capital Loss of ($1.0)

million for the Trailing Twelve Quarters. As a result, the Incentive Fee Cap would apply. The Incentive Fee Cap equals $900,000 calculated as follows:
(20% x ($13.0 million minus $1.0 million)) minus $1.5 million. Because the Incentive Fee Cap is positive but less than the Incentive Fee based on income of $1.1 million calculated prior to applying the Incentive Fee Cap, an Incentive Fee based on income of $900,000 is payable to our Investment Adviser for Quarter 4.
Examples of Calculation of Incentive Fee based on Capital Gains
Assumptions

•	Year 1: $20 million investment made in Company A (“Investment A”), $30 million investment made in Company B (“Investment B”) and $25 million investment made in Company C (“Investment C”)

•	Year 2: Investment A sold for $30 million, fair value of Investment B determined to be $25 million and fair value of Investment C determined to be $27 million

•	Year 3: fair value of Investment B determined to be $29 million and Investment C sold for $30 million

•	Year 4: fair value of Investment B determined to be $40 million

Determination of Incentive Fee based on capital gains
The Incentive Fee based on capital gains, if any, would be:

•	Year 1: None

•	Year 2: $1.0 million
The portion of the Incentive Fee based on capital gains equals 20.0% of our realized capital gains on a cumulative basis, calculated as of the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any Incentive Fees on Capital Gains previously paid to our Investment Adviser. Our aggregate unrealized capital depreciation shall be calculated as the sum of the differences, if negative, between (a) the valuation of each investment in our portfolio as of the applicable calculation date and (b) the accreted or amortized cost basis of such investment.
Therefore, using the assumptions above, the Incentive Fee based on capital gains equals (A) 20% x ($10.0 million-$5.0 million) minus (B) $0.
Therefore, the Incentive Fee based on capital gains equals $1.0 million.

•	Year 3: $1.8 million, which is calculated as follows:
The Incentive Fee based on capital gains equals (A) 20% x ($15.0 million-$1.0 million) minus (B) $1.0 million.
Therefore, the Incentive Fee based on capital gains equals $1.8 million.

•	Year 4: $200,000, which is calculated as follows:
The Incentive Fee based on capital gains equals (x) (A) 20% x ($15.0 million-$0 million) minus (B) $2.8 million.

Therefore, the Incentive Fee based on capital gains equals $200,000.

Payment of Our Expenses
All investment professionals of the Investment Adviser and their respective staffs when and to the extent engaged in providing investment advisory and management services, and the compensation and routine overhead expenses of such personnel allocable to such services, are provided and paid for by AIM. We bear all other costs and expenses of our operations and transactions, including those relating to: calculation of our net asset value (including the cost and expenses of any independent valuation firm); expenses incurred by AIM payable to third parties, including agents, consultants or other advisers, in monitoring our financial and legal affairs and in monitoring our investments and performing due diligence on our prospective portfolio companies; interest payable on debt, if any, incurred to finance our investments; offerings of our common stock and other securities; investment advisory and management fees; fees payable to third parties, including agents, consultants or other advisers, relating to, or associated with, evaluating and making investments; transfer agent and custodial fees; registration fees; listing fees; taxes; independent directors’ fees and expenses; costs of preparing and filing reports or other documents of the SEC; the costs of any reports, proxy statements or other notices to stockholders, including printing costs; our allocable portion of the fidelity bond, directors’ and officers’ errors and omissions liability insurance, and any other insurance premiums; direct costs and expenses of administration, including auditor and legal costs; and all other expenses incurred by us or Apollo Administration in connection with administering our business, such as our allocable portion of overhead under the administration agreement, including rent and our allocable portion of the cost of our Chief Financial Officer, Chief Legal Officer and Chief Compliance Officer and their respective staffs.
_________________________________________

(1)
As illustrated in Year 3 of Alternative 1 above, if Apollo Investment were to be wound up on a date other than December 31st of any year, Apollo Investment may have paid aggregate capital gain incentive fees that are more than the amount of such fees that would be payable if Apollo Investment had been wound up on December 31st of such year.

Duration and Termination
The continuation of our investment advisory management agreement was approved by our Board of Directors on August 8, 2018. Unless terminated earlier as described below, it will remain in effect from year to year if approved annually by our Board of Directors or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our directors who are not “interested persons” as defined in the 1940 Act. The investment advisory management agreement will automatically terminate in the event of its assignment. Either party may terminate the investment advisory management agreement without penalty upon not more than 60 days’ written notice to the other party. See “Risk Factors—Risks relating to our business and structure—We are dependent upon AIM’s key personnel for our future success and upon their access to Apollo’s investment professionals and partners.”
Indemnification
The investment advisory management agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or reckless disregard of its duties and obligations, AIM and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from Apollo Investment for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of AIM’s services under the investment advisory management agreement or otherwise as an investment adviser of Apollo Investment.
Organization of the Investment Adviser
AIM is a Delaware limited partnership that is registered as an investment adviser under the Advisers Act. The principal executive offices of AIM are at 9 West 57th Street, New York, NY 10019.
Portfolio Managers
AIM, our Investment Adviser, is led by John Hannan, James Zelter, Howard Widra, Patrick Ryan and Tanner Powell. Potential investment and disposition opportunities are generally approved by one or more committees comprised of personnel across AGM, including Messrs. Zelter, Widra, Ryan and Powell and/or all or a majority of Messrs. Zelter, Widra, Ryan and Powell depending on the underlying investment type and/or the amount of such investment. The composition of such committees and the overall approval process for our investments may change from time to time. AIM draws upon AGM’s more than 25 year history and benefits from the broader firm’s significant capital markets, trading and research expertise developed through investments in many core sectors in over 200 companies since inception.

Within the context of the structure described above, the following individuals (the “Portfolio Managers”) have senior responsibility for the management of our investment portfolio: Howard Widra, James Zelter, Tanner Powell and Patrick Ryan. Mr. Powell is AIM’s Chief Investment Officer and has primary responsibility for the day-to-day implementation and management of our investment portfolio.
For a discussion of Messrs. Widra and Zelter, please see “Management-Board of Directors-Biographical Information.”
Mr. Powell joined AIM in 2006. From 2004 to 2006, Mr. Powell served as an analyst in Goldman Sachs’ Principal Investment Area (PIA), concentrating on mezzanine investing. From 2002 to 2004, Mr. Powell was an analyst in the Industrials group at Deutsche Bank. Mr. Ryan joined AGM in 2015 as Managing Director and Chief Credit Officer. Prior to joining Apollo, Mr. Ryan was at Citibank since 1996 in various Senior Credit Officer roles across all of Citi’s asset classes and geographies, including most recently serving as Chief Credit Officer for Citi’s $600 billion corporate credit portfolio and Chief Risk Officer overseeing risk governance and risk management for Citibank N.A.’s $1.3 trillion balance sheet.
Other Accounts Managed. As of March 31, 2018, the Portfolio Managers were primarily responsible for the day-to-day portfolio management of the following accounts:

Name of Portfolio Manager	Type of Accounts	Total Number of Accounts Managed	Total Assets (in millions) (1)	Number of Accounts Managed for which Advisory Fee is Based on Performance	Total Assets for which Advisory Fee is Based on Performance (in millions) (2)
Howard Widra(3)	Registered Investment Companies:	None	$—	—	$—
	Other Pooled Investment Vehicles:	None	$—	—	$—
	Other Accounts:	None	$—	—	$—

James C. Zelter	Registered Investment Companies:	2	$215	—	$—
	Other Pooled Investment Vehicles:	2	$3,542	2	$3,343
	Other Accounts:	2	$746	2	$174

Tanner Powell	Registered Investment Companies:	None	$—	—	$—
	Other Pooled Investment Vehicles:	1	$929	1	$106
	Other Accounts:	None	$—	—	$—

Patrick Ryan	Registered Investment Companies:	None	$—	—	$—

	Other Pooled Investment Vehicles:	None	$—	—	$—

	Other Accounts:	None	$—	—	$—
_________________________________________

(1)	Total assets represents assets under management as defined by Apollo Global Management, LLC, which includes unfunded commitments.

(2)	Represents the assets under management of the accounts managed that generate incremental fees in addition to management fees.

(3)
Mr. Widra also serves as a Portfolio Manager of MidCap Financial, a specialty finance business managed by Apollo Capital Management, L.P., an affiliate of AGM, with $8.04 billion in assets under management as of March 31, 2018.

Compensation. AIM’s financial arrangements with the Portfolio Managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include base compensation and discretionary compensation.

Base Compensation. Generally, Portfolio Managers receive an annual salary that is consistent with the market rate of annual salaries paid to similarly situated investment professionals.
Discretionary Compensation. Portfolio Managers also receive discretionary compensation generally consisting of two components: an annual bonus and carried interest.

•
Annual Bonus. Generally, a Portfolio Manager receives an annual bonus based on such person’s individual performance, operational performance for the Apollo-advised accounts for which such person serves, and such Portfolio Manager’s impact on the overall operating performance and potential to contribute to long-term value and growth. A portion of each annual bonus may be deferred, and, at the discretion of Apollo, may be in the form of cash or equity of an Apollo entity, such as restricted stock units of Apollo Global Management, LLC.

•	Carried Interest. Generally, a Portfolio Manager receives carried interests with respect to the Apollo-advised accounts, subject to standard terms and conditions, including vesting.
Material Conflicts of Interest. Actual or apparent conflicts of interest may arise when a Portfolio Manager has day-to-day management responsibilities with respect to more than one fund or other account.
Certain inherent conflicts of interest arise from the fact that the Portfolio Managers, AIM and its affiliates provide investment management services both to us and the other Apollo-advised accounts, including other funds, client accounts, proprietary accounts and any other investment vehicles that AIM and its affiliates may establish from time to time, in which we will not have an interest. The Portfolio Managers, AIM and its affiliates may give advice and recommend securities to the other Apollo-advised accounts that may differ from advice given to, or securities recommended or bought for, us, even though their investment objectives may be the same or similar to ours.
AIM will seek to manage potential conflicts of interest in good faith; nonetheless, the portfolio strategies employed by the Portfolio Managers, AIM and its affiliates in managing the other Apollo-advised accounts could conflict with the transactions and strategies employed by the Portfolio Managers in managing us and may affect the prices and availability of the securities and instruments in which we invest. Conversely, participation in specific investment opportunities may be appropriate, at times, for both us and the other Apollo-advised accounts. It is the policy of AIM to generally share appropriate investment opportunities (and sale opportunities) with the other Apollo-advised accounts to the extent consistent with applicable legal requirements. In general, this policy will result in such opportunities being allocated pro rata among us and the other Apollo-advised accounts. Nevertheless, investment and/or opportunities may be allocated other than on a pro rata basis, to the extent it is done in good faith and does not, or is not reasonably expected to, result in an improper disadvantage or advantage to one participating Apollo-advised account as compared to another participating Apollo-advised account.
In the event investment opportunities are allocated among us and the other Apollo-advised accounts, we may not be able to structure our investment portfolio in the manner desired. Although AIM endeavors to allocate investment opportunities in a fair and equitable manner, it is possible that we may not be given the opportunity to participate in certain investments made by the other Apollo-advised accounts or portfolio managers affiliated with AIM. Furthermore, we and the other Apollo-advised accounts may make investments in securities where the prevailing trading activity may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold by us and the other Apollo-advised accounts. When this occurs, the various prices may be averaged, and we will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to our disadvantage. In addition, under certain circumstances, we may not be charged the same commission or commission equivalent rates in connection with a bunched or aggregated order.
It is possible that other Apollo-advised accounts may make investments in the same or similar securities at different times and on different terms than us. From time to time, we and the other Apollo-advised accounts may make investments at different levels of an issuer’s capital structure or otherwise in different classes of an issuer’s securities. Such investments may inherently give rise to conflicts of interest or perceived conflicts of interest between or among the various classes of securities that may be held by such entities. Conflicts may also arise because portfolio decisions regarding us may benefit the other Apollo-advised accounts. For example, the sale of a long position or establishment of a short position by us may impair the price of the same security sold short by (and therefore benefit) one or more Apollo-advised accounts, and the purchase of a security or covering of a short position in a security by us may increase the price of the same security held by (and therefore benefit) one or more Apollo-advised accounts.
Although the professional staff of AIM will devote as much time to our management as AIM deems appropriate to perform its obligations, the professional staff of AIM may have conflicts in allocating its time and services among us and AIM’s other investment vehicles and accounts. AIM and its affiliates are not restricted from forming additional investment funds, from entering into other investment advisory relationships or from engaging in other business activities, even though such activities may be in competition with us and/or may involve substantial time and resources of AIM and its professional staff. These activities could be viewed as creating a conflict of interest in that the time and effort of the members of AIM and their officers and employees will not be devoted exclusively to our business but will be allocated between our business and the management of the monies of other clients of AIM.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to a Portfolio Manager differ among the accounts that he or she manages. If the structure of AIM’s management fee or the Portfolio Manager’s compensation differs among accounts (such as where certain accounts pay higher management fees or performance based management fees), the Portfolio Managers may be motivated to favor certain accounts over others. The Portfolio Managers also may be motivated to favor accounts in which they have investment interests, or in which AIM or its affiliates have investment interests. Similarly, the desire to maintain assets under management or to enhance a Portfolio Manager’s performance record or to derive other rewards, financial or otherwise, could influence the Portfolio Manager in affording preferential treatment to those accounts that could most significantly benefit the Portfolio Manager. For example, as reflected above, if a Portfolio Manager manages accounts which have performance fee arrangements, certain portions of his or her compensation will depend on the achievement of performance milestones on those accounts. The Portfolio Manager could be incented to afford preferential treatment to those accounts and thereby be subject to a potential conflict of interest.
We and AIM have adopted compliance policies and procedures that are reasonably designed to address the various conflicts of interest that may arise for AIM and its staff members. However, there is no guarantee that such policies and procedures will be able to detect and prevent every situation in which an actual or potential conflict may arise.
Beneficial Ownership of Securities. The following table sets forth the dollar range of our equity securities beneficially owned by each of the Portfolio Managers as of March 31, 2018.

Name of Portfolio Manager	Dollar Range of Equity Securities in Apollo Investment (1)
Tanner Powell	$100,001 - $500,000
Howard Widra	$500,001 - $1,000,000
Patrick Ryan	None
James C. Zelter	over $1,000,000

(1)	Dollar ranges are as follows: None, $1—$10,000, $10,001—$50,000, $50,001—$100,000, $100,001—$500,000, $500,001—$1,000,000 or over $1,000,000.
Board Approval of the Investment Advisory Management Agreement
At a meeting of our Board of Directors held on May 17, 2018, the board, including our directors who are not “interested persons” as defined in the 1940 Act, voted to approve the continuation of the investment advisory management agreement between us and AIM for another annual period in accordance with the requirements of the 1940 Act. Our independent directors had the opportunity to consult in executive session with their counsel regarding the approval of such agreement. In reaching a decision to approve the continuation of the investment advisory management agreement, our Board of Directors considered all factors that it believed to be relevant (including those described below). Our Board of Directors did not undertake to make any specific determination as to whether any particular factor, or any aspect of any particular factor, was favorable or unfavorable to its ultimate determination. Rather, our Board of Directors based its approval on the totality of information presented to, and reviewed by, it. In considering the renewal of our investment advisory management agreement, individual directors may have given different weights to different factors. The substance of the board's considerations are summarized as follows:
Nature, extent and quality of services. Our Board of Directors received and considered information regarding the nature, extent and quality of the investment selection process employed by our Investment Adviser. In addition, our Board of Directors received and considered other information regarding the administrative and other services rendered to us by affiliates of the Investment Adviser and noted information received at regular meetings throughout the year related to the services rendered by the Investment Adviser in its management of our affairs. Our Board of Directors also considered the backgrounds and responsibilities of the Investment Adviser's senior personnel and their qualifications and experience in connection with the types of investments made by us. The board noted changes to the Investment Adviser's personnel and the Investment Adviser's commitment to providing us with qualified investment and compliance personnel. Our Board of Directors concluded that our Investment Adviser's continued investment in staff and services appears sufficient to support our investment program and our Investment Adviser's parent company continues to support, and reiterate its willingness and ability to support our Investment Adviser's investment activities through shared resources and financial commitments. Our Board of Directors determined that the nature, extent and quality of the services provided by our Investment Adviser are adequate and appropriate.
Comparative analysis of our investment performance and management fees and expense ratio. Our Board of Directors reviewed the long-term and short-term investment performance of Apollo Investment and the Investment Adviser, as well as comparative data with respect to the long-term and short-term investment performance of other externally-managed business development companies, as provided by an independent third party information provider. As part of its review, our Board of Directors acknowledged that our investment performance has been adversely affected in recent periods, among other reasons, by our known emphasis in certain verticals, including oil and gas. Based on this understanding, the understanding of the breadth of the Adviser and its affiliates’ platform, the Adviser and its affiliates’ market acumen and the ongoing repositioning of the Corporation's portfolio by the Adviser intended to address underperformance, the Board of Directors concluded that the underperformance was not a controlling factor, but one that merited consideration and factored into the decision to approve a lower advisory fee and incentive fee formula for the ensuing fiscal year.
Our Board of Directors also considered comparative data provided by the independent third party information provider based on publicly available information on the services rendered to, and the fees (including the base management fees and incentive fees) paid by, other externally-managed business development companies, as well as our operating expenses and expense ratio compared to other externally-managed business development companies, including those business development companies with similar investment objectives. Based upon its review, the Board of Directors concluded that the fee rates, including accounting for the fee waivers on our base management fee and incentive fee for the ensuing fiscal year, were within range of the fee rates of other externally-managed business development companies.
Cost of services provided and profits realized by our investment adviser and its affiliates from their relationship with us. Our Board of Directors received information regarding the profitability to our Investment Adviser and its affiliate and the methodology used by our Investment Adviser in allocating its costs regarding our operations and calculating profitability. In addition, our Board of Directors considered whether any direct or indirect collateral benefits inured to our Investment Adviser as a result of its affiliation with us. It was noted that we have entered into a separate administration agreement pursuant to which an affiliate of our Investment Adviser provides us with certain personnel and services not otherwise provided under our investment advisory management agreement, which services are required for our operations, and we generally reimburse that affiliate on an at cost basis for such services.
Economies of scale and other benefits to our investment adviser. Our Board of Directors considered information about the potential of the Investment Adviser to realize economies of scale in managing our assets, and determined that, at this time, there were no material economies of scale to be realized by the Investment Adviser in managing our assets and that, to the extent future material economies of scale were realized, our Board of Directors would consider whether those economies of scale should be shared with us. The board also considered any "fallout" benefits or ancillary revenue received by AIM or its affiliates in connection with the services provided to us. Our Board of Directors considered the overall costs to our Investment Adviser and its affiliates to provide the scope of services we require to conduct our operations, including the reimbursement of expenses by us for administrative services under the separate administration agreement.
In evaluating our investment advisory management agreement, our Board of Directors also relied on its previous knowledge, gained, among other ways, through meetings and other interactions with our Investment Adviser and its representatives and affiliates, of our Investment Adviser and the services provided to us by our Investment Adviser and its affiliates. Our Board of Directors also relied on information received or obtained on a routine and regular basis throughout the year relating to our operations and the investment management and other services provided under the agreement, including information on our investment performance in comparison to other business development companies and in light of general market conditions. In addition, our Board of Directors' consideration of our contractual fee arrangements had the benefit of a number of years of reviews of prior arrangements. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the conclusions our of Board of Directors may be based, in part, on information obtained as part of these reviews. Based on the information reviewed and the discussions above, our directors, including a majority of our directors who are not "interested persons" as defined in the 1940 Act, unanimously determined to approve the continuation of our investment advisory management agreement.
ADMINISTRATION AGREEMENT
Pursuant to a separate administration agreement, AIA furnishes us with office facilities, equipment and clerical, bookkeeping and record keeping services at such facilities. Under the administration agreement, AIA also performs, or oversees the performance of, our required administrative services, which include, among other things, being responsible for the financial records that we are required to maintain and preparing reports to our stockholders and reports filed with the SEC. In addition, AIA assists us in determining and publishing our net asset value, oversees the preparation and filing of our tax returns and the printing and dissemination of reports to our stockholders, and generally oversees the payment of our expenses and the performance of administrative and professional services rendered to us by others. Payments under the administration agreement are equal to an amount based upon our allocable portion of AIA’s overhead in performing its obligations under the administration agreement, including rent and our allocable portion of the cost of our Chief Financial Officer, Chief Legal Officer and Chief Compliance Officer and their respective staffs. Under the administration agreement, AIA also provides on our behalf managerial assistance to those portfolio companies to which we are required to provide such assistance. Either party may terminate the administration agreement without penalty upon 60 days’ written notice to the other party.
At the fiscal years ended March 31, 2018, 2017 and 2016, expenses accrued under the administration agreement were $6.7 million, $7.3 million and $6.3 million, respectively. For administrative expenses accrued during the most recently completed fiscal quarter, please see “Management’s Discussion and Analysis of Financial Condition and Result of Operations—Results of Operations—Expenses.”

Indemnification
The administration agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or reckless disregard of its duties and obligations, AIA and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of AIA’s services under the administration agreement or otherwise as administrator for us.
LICENSE AGREEMENT
We have entered into a license agreement with AGM pursuant to which AGM has agreed to grant us a non-exclusive, royalty-free license to use the name “Apollo.” Under this agreement, we have the right to use the “Apollo” name, for so long as AIM or one of its affiliates remains our Investment Adviser. Other than with respect to this limited license, we will have no legal right to the “Apollo” name. This license agreement will remain in effect for so long as the investment advisory management agreement with our Investment Adviser is in effect.

CERTAIN RELATIONSHIPS
We have entered into an investment advisory management agreement with AIM. Certain of our senior officers and our chairman of the Board of Directors have ownership and financial interests in AIM. Certain of our senior officers also serve as principals of other investment managers affiliated with AIM that may in the future manage investment funds with investment objectives similar to ours. In addition, our executive officers and directors and the partners of our Investment Adviser, AIM, serve or may serve as officers, directors or principals of entities that operate in the same or related line of business as we do, or of investment funds managed by its affiliates, although we may not be given the opportunity to participate in certain investments made by investment funds managed by advisers affiliated with AIM. However, our Investment Adviser and its affiliates intend to allocate investment opportunities in a fair and equitable manner consistent with our investment objectives and strategies so that we are not disadvantaged in relation to any other client.
We have entered into a royalty-free license agreement with AGM, pursuant to which AGM has agreed to grant us a non-exclusive license to use the name “Apollo.” Under the license agreement, we have the right to use the “Apollo” name for so long as AIM or one of its affiliates remains our Investment Adviser. In addition, we rent office space from AIA, an affiliate of AIM, and pay Apollo Administration our allocable portion of overhead and other expenses incurred by Apollo Administration in performing its obligations under our administration agreement with AIA, including our allocable portion of the cost of our Chief Financial Officer, Chief Legal Officer and Chief Compliance Officer and their respective staffs, which can create conflicts of interest that our Board of Directors must monitor. We may invest, to the extent permitted by law, on a concurrent basis with affiliates of AIM, subject to compliance with applicable regulations and our allocation procedures.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS
As of October 9, 2018, to our knowledge, there were no persons that owned 25% or more of our outstanding voting securities, and no person would be deemed to control us, as such term is defined in the 1940 Act.
The following table sets forth, as of October 9, 2018, certain ownership information with respect to our common stock for each person whom we believe, based upon Schedule 13D, Schedule 13G, Form 13F or other filings by such person with the SEC and other information obtained from such person, may beneficially own 5% or more of our outstanding common stock, and for all officers and directors as a group as of October 9, 2018. Unless otherwise indicated, we believe that each beneficial owner set forth in the table has sole voting and investment power over such securities.

Name and address of Beneficial Owner	Type of ownership(1)	Shares owned	Percentage of common stock outstanding
Thornburg Investment Management Inc. (2)	Beneficial	24,410,339	11.54%
Apollo Principal Holdings III LP (3)	Beneficial	8,872,554	4.19%
All officers and directors as a group (15 persons)	Beneficial	941,396	*
____________________

*	Represents less than 1%.

(1)	All of our common stock is owned of record by Cede & Co., as nominee of The Depository Trust Company.

(2)
The principal address for Thornburg Investment Management Inc. (“Thornburg”) is 2300 North Ridgetop Road, Santa Fe, New Mexico 87506. Information obtained from Form 13F filed by Thornburg with the SEC reporting share ownership as of June 30, 2018. Based on that filing, Thornburg maintains the sole power to vote or dispose of 24,410,339 shares.

(3)	Apollo Principal Holdings III LP is an affiliate of the Company and does not beneficially own more than 5% of our outstanding common stock.
The following table sets forth the dollar range of our equity securities beneficially owned by each of our directors as of October 9, 2018. Information as to the beneficial ownership is based on information furnished to Apollo Investment Corporation by such persons. (We are not part of a “family of investment companies” as that term is defined in the 1940 Act).

Name of Director	Dollar Range of Equity Securities in Apollo Investment Corporation (1)
Independent Directors
Jeanette Loeb (2)	$ 100,001 – $500,000
Barbara Matas	$ 100,001 – $500,000
Frank C. Puleo	$ 100,001 – $500,000
R. Rudolph Reinfrank	$ 100,001 – $500,000
Carl Spielvogel (2)	$ 1 – $ 10,000
Elliot Stein, Jr. (2)	$ 100,001 – $500,000
Interested Directors
John J. Hannan (2)	$ 500,001 – $1,000,000
James C. Zelter	Over $1,000,000
Bradley J. Wechsler	$ 100,001 – $500,000
Howard T. Widra	$ 500,001 – $1,000,000
____________________

(1)	Dollar ranges are as follows: None, $1—$10,000, $10,001—$50,000, $50,001—$100,000, $100,001—$500,000, $500,001—$1,000,000 or over $1,000,000.

(2)	Dollar range includes shares held through indirect beneficial ownership of a family trust.

PORTFOLIO COMPANIES
The following is a listing of each portfolio company or its affiliate, together referred to as portfolio companies, in which we had an investment at March 31, 2018. A percentage shown for a class of investment securities held by us represents the percentage of the class owned and does not necessarily represent voting ownership. A percentage shown for equity securities, other than warrants or options, represents the actual percentage of the class of security held on a fully diluted basis. A percentage shown for warrants and options held represents the percentage of a class of security we may own assuming we exercise our warrants or options after dilution. See the financial statements to this base prospectus and any accompanying prospectus supplement for information regarding the fair value of these securities and for the general terms of any loans to the portfolio companies.
The portfolio companies are presented in three categories: “companies more than 25% owned,” which represent portfolio companies with respect to which we directly or indirectly own more than 25% of the outstanding voting securities of such portfolio company and, therefore, unless otherwise noted, are presumed to be controlled by us under the 1940 Act; “companies owned 5% to 25%,” which represent portfolio companies with respect to which we directly or indirectly own 5% to 25% of the outstanding voting securities of such portfolio company or with respect to which we hold one or more seats on the portfolio company’s board of directors and, therefore, are deemed to be an affiliated person under the 1940 Act; and “companies less than 5% owned,” which represent portfolio companies with respect to which we directly or indirectly own less than 5% of the outstanding voting securities of such portfolio company and with respect to which we have no other affiliations. We make available significant managerial assistance to our portfolio companies. We generally request and may receive rights to observe the meetings of our portfolio companies’ board of directors.

Name and Address of Portfolio Company	Nature of its Principal Business	Title of Securities Held by Apollo Investment	Percentage of Class Held (1)
Companies More Than 25% Owned
Dynamic Product Tankers (Prime), LLC (2) 4, Possidonos Avenue, Kallithea GR 17674, Greece	Transportation – Cargo, Distribution	Common Equity/Partnership Interests, 1st Lien	85.00%
Glacier Oil & Gas Corp. (f/k/a Miller Energy Resources, Inc.) 9721 Cogdill Road Suite 302 Knoxville, TN 37932	Energy – Oil & Gas	Common Equity/ Partnership Interests, 1st Lien, 2nd Lien	46.85%
Golden Bear Warehouse LLC (2) 1201 North Organ Street Suite 800 Wilmington, DE 19801-1186	Diversified Investment Vehicles, Banking, Finance, Real Estate	Structured Products and Other	100.00%(3)
Merx Aviation Finance, LLC 57 W. 57th St., Suite 325 New York, NY 10019	Aviation and Consumer Transport	Common Equity/Partnership Interests, 1st Lien	100.00%(4)
MSEA Tankers LLC (2) c/o Trust Company of the Marshall Islands, Inc., Trust Company Complex Suite 206, 3055 Ajeltake Road Majuro, Marshall Islands MH 96960	Transportation – Cargo, Distribution	Common Equity/ Partnership Interests	98.03%
Solarplicity Group Limited (f/k/a AMP Solar UK) (2) Suite 326 20 Birchin Court Lane London, England EC3V 9DU	Energy – Electricity	Common Equity/Partnership Interests, Preferred Equity, 1st Lien	28.25%(3)
Spotted Hawk Development, LLC 1650 Tysons Blvd., Suite 900 McLean, VA 22102	Energy – Oil & Gas	Common Equity/ Partnership Interests, 1st Lien	38.00%

Name and Address of Portfolio Company	Nature of its Principal Business	Title of Securities Held by Apollo Investment	Percentage of Class Held (1)
Companies 5% to 25% Owned
AMP Solar Group Inc. (2) 55 Port St. E Port Credit, ON L5G 4P3, Canada	Energy – Electricity	Common Equity/Partnership Interests	6.24%
Pelican Energy, LLC (2) 6100 North Western Ave, Oklahoma City, OK 73118	Energy – Oil & Gas	Common Equity/Partnership Interests	14.44%
Renew Financial LLC (f/k/a Renewable Funding LLC) (2) (AIC SPV Holdings II, LLC) 1221 Broadway Oakland, CA 94612	Energy – Electricity	Common Equity/Partnership Interests	14.25%
Renew Financial LLC (f/k/a Renewable Funding LLC) (2) (Renew JV LLC) 1221 Broadway Oakland, CA 94612	Energy – Electricity	Common Equity/Partnership Interests	7.12%
Renew Financial LLC (f/k/a Renewable Funding LLC) 1221 Broadway Oakland, CA 94612	Energy – Electricity	Preferred Equity	6.84%
Companies Less Than 5% Owned
1A Smart Start LLC 500 East Dallas Road Suite 100 Grapevine, TX 76051	Consumer Services	2nd Lien	_____
ABG Intermediate Holdings 2, LLC 1411 Broadway 4th Floor New York, NY 10018	Consumer Goods – Non-durable	2nd Lien	_____
Accelerate Parent Corp. (American Tire) 12200 Herbert Wayne Court, Suite 150 Huntersville, North Carolina 28078	Transportation – Cargo, Distribution	Common Equity/Partnership Interests, Unsecured Debt	0.20%
Access Information 6902 Patterson Pass Road, Suite G Livermore, CA 94550	Business Services	2nd Lien	_____
Aero Operating LLC 30 Sagamore Hill Dr. Port Washington, NY 11050	Business Services	1st Lien	_____
Alliant Holdings 1301 Dove Street Newport Beach, CA 92660	Insurance	1st Lien	_____
Almonde, Inc. (2) One Kingdom Street Paddington London, Greater London, W2 6BL, United Kingdom	Business Services	2nd Lien	_____

Name and Address of Portfolio Company	Nature of its Principal Business	Title of Securities Held by Apollo Investment	Percentage of Class Held (1)
Altasciences US Acquistion, Inc. (5) 575, Armand-Frappier Boulevard Laval, QC, H7V 4B3, Canada	Healthcare & Pharmaceuticals	1st Lien	_____
Ambrosia Buyer Corp. 505 Collins Street South Attleboro, MA, 02703	Business Services	2nd Lien	_____
American Media, Inc. 1000 American Media Way Boca Raton, Florida 33464	Advertising, Printing & Publishing	1st Lien	_____
American Stock Transfer and Stock Company (Armor Holdings) 6201 15th Avenue Brooklyn, NY 11219	Diversified Investment Vehicles, Banking, Finance, Real Estate	2nd Lien	_____
Aptean, Inc. 4325 Alexander Drive, Suite 100 Alpharetta, GA 30022	Business Services	2nd Lien	_____
Aptevo Therapeutics Inc. 2401 4th Ave, Suite 150 Seattle, WA 98121	Healthcare & Pharmaceuticals	1st Lien	_____
Argon Medical Devices Holdings, Inc. 5151 Headquarters Drive Suite 210 Plano, Texas 75024	Healthcare & Pharmaceuticals	2nd Lien	_____
Asset Repackaging Trust Six B.V. (Israel Electric) (2) Israel Electric Corporation Ltd. 16 Chashmal St. P.O. Box 25 Tel Aviv, 61000	Utilities – Electric	Structured Products and Other	_____
Avalign Technologies, Inc. 272 E. Deerpath Rd., Suite 208 Lake Forest, IL 60045	Healthcare & Pharmaceuticals	2nd Lien	_____
BioClinica Holding I, LP 2005 S. Easton Road, Suite 304 Doylestown, PA 18901	Healthcare & Pharmaceuticals	2nd Lien	_____
Bumble Bee Holdings, Inc. 9655 Granite Ridge Drive Suite 100 San Diego, CA, 92123	Food & Grocery	1st Lien	_____
Carbonfree Chemicals SPE I LLC (f/k/a Maxus Capital Carbon SPE I LLC) 1300 Bainbridge Road Cleveland, OH 44139	Chemicals, Plastics & Rubber	1st Lien	_____

Name and Address of Portfolio Company	Nature of its Principal Business	Title of Securities Held by Apollo Investment	Percentage of Class Held (1)
ChyronHego Corporation 5 Hub Drive Melville, NY 11747	High Tech Industries	1st Lien	_____
Confie Seguros II 7711 Center Avenue, Suite 200 Huntington Beach, CA 92647	Insurance	2nd Lien	_____
Craft CLO Ltd 2014 (2) Taunusanlage 12 60325 Frankfurt am Main, Germany	Diversified Investment Vehicles, Banking, Finance, Real Estate	Structured Products and Other	_____
Craft CLO Ltd 2015 (2) Taunusanlage 12 60325 Frankfurt am Main, Germany	Diversified Investment Vehicles, Banking, Finance, Real Estate	Structured Products and Other	_____
Crowne Automotive OE, LLC (Vari-Form) Key Tower 127 Public Square Suite 5110 Cleveland, OH 44114	Automotive	1st Lien	_____
CT Technologies Intermediate Holdings, Inc. 875 North Michigan Avenue Suite 3640 Chicago, IL 60611	Business Services	2nd Lien	_____
DigiCert Holdings, Inc. 2801 North Thanksgiving Way Suite 500 Lehi, Utah 84043	High Tech Industries	2nd Lien	_____
Electro Rent Corporation 360 North Crescent Drive, South Building Beverly Hills, CA 90210	Business Services	2nd Lien	_____
Elements Behavioral Health, Inc. 5000 East Spring Street, Suite 650 Long Beach, CA 9081	Healthcare & Pharmaceuticals	2nd Lien	_____
Erickson Inc. 5550 SW Macadam Avenue, Suite 200, Portland, Oregon 97239	Aerospace & Defense	1st Lien	_____
Genesis Healthcare, Inc. 101 East State Street Kennett Square, Pennsylvania 19348	Healthcare & Pharmaceuticals	1st Lien	_____
Garden Fresh 15822 Bernardo Center Drive, Suite A San Diego, CA 92127	Hotel, Gaming, Leisure, Restaurants	1st Lien	_____

Name and Address of Portfolio Company	Nature of its Principal Business	Title of Securities Held by Apollo Investment	Percentage of Class Held (1)
Grocery Outlet, Inc. 2000 Fifth Street Berkeley, CA 94710	Food & Grocery	2nd Lien	_____
Hayward Industries, Inc. 620 Division Street Elizabeth, NJ 07201	Consumer Goods – Durable	2nd Lien	_____
ILC Dover LP 1 Moonwalker Road Frederica, DE 19946	Aerospace & Defense	2nd Lien	_____
Invuity, Inc. 444 De Haro Street San Francisco, CA 94107	Healthcare & Pharmaceuticals	Warrants, 1st Lien	0.19%
K&N Parent, Inc. 1455 Citrus St. Riverside, California 92507	Automotive	2nd Lien	_____
KLO Acquisition LLC 1790 Sun Dolphin Rd Muskegon, MI 49444	Consumer Goods – Durable	1st Lien	_____
LabVantage Solutions (6) 265 Davidson Avenue, Suite 220 Somerset, NJ 08873	High Tech Industries	1st Lien	_____
Lanai Holdings III, Inc. (Patterson Medical) 28100 Torch Parkway, Suite 700 Warrenville, IL 60555	Healthcare & Pharmaceuticals	2nd Lien	_____
Learfield Communications (A-L Parent) 505 Hobbs Road Jefferson City, MO 65109	Advertising, Printing & Publishing	2nd Lien	_____
LSCS Holdings, Inc. 190 North Milwaukee Street Milwaukee, WI 53202	Healthcare & Pharmaceuticals	2nd Lien	_____
Magnetation, LLC 15 Appledore Lane, P.O. Box 87 Natural Bridge, VA 24578	Metals & Mining	1st Lien	_____
Maxor National Pharmacy Services, LLC 320 South Polk Street, Suite 100 Amarillo, TX 79101	Healthcare & Pharmaceuticals	1st Lien	_____
Mayfield Agency Borrower Inc. 59 Maiden Lane New York, NY 10038	Diversified Investment Vehicles, Banking, Finance, Real Estate	2nd Lien	_____
MedPlast Holdings Inc. 405 W Geneva Drive Tempe, AZ 85282	Manufacturing, Capital Equipment	2nd Lien	_____

Name and Address of Portfolio Company	Nature of its Principal Business	Title of Securities Held by Apollo Investment	Percentage of Class Held (1)
Ministry Brands, LLC 14488 Old Stage Road Lenoir City, TN 37772	Business Services	2nd Lien	_____
Niacet Corporation 400 47th Street Niagara Falls, NY 14304	Chemicals, Plastics & Rubber	2nd Lien	_____
Newscycle Solutions, Inc. 7900 International Drive, Suite 800 Bloomington, MN 55425	Business Services	1st Lien	_____
Omnitracs, LLC 717 N. Harwood Street, Suite 1300 Dallas, TX, 75201	High Tech Industries	1st Lien	_____
Oxford Immunotec, Inc. (2) 700 Nickerson Road, Suite 200 Marlborough, MA 01752	Healthcare & Pharmaceuticals	1st Lien	_____
PAE Holding Corporation 1320 N. Courthouse Rd., Suite 800 Arlington, VA 22201	Aerospace & Defense	2nd Lien	_____
Partner Therapeutics, Inc. One Marina Park Drive Suite 900 Boston, MA 02210	Healthcare & Pharmaceuticals	Preferred Equity, Warrants, 1st Lien	0.56%
Power Products, LLC N85 W12545 Westbrook Crossing Menomonee Falls , WI 53051	Manufacturing, Capital Equipment	2nd Lien	_____
PSI Services, LLC 2950 N Hollywood Way, Suite 200 Burbank, CA 91505	Business Services	1st Lien, 2nd Lien	_____
PT Intermediate Holdings III, LLC 1150A N Swift Rd Addison, IL 60101	Transportation – Cargo, Distribution	2nd Lien	_____
PTC Therapeutics, Inc. (2) 100 Corporate Court South Plainfield, NJ 07080	Healthcare & Pharmaceuticals	1st Lien	_____
Purchasing Power, LLC 1349 Peachtree Street NW Suite 1100 Atlanta, GA 30309	Diversified Investment Vehicles, Banking, Finance, Real Estate	1st Lien	_____
RA Outdoors, LLC 717 North Harwood Street Suite 2500 Dallas, TX 75201	Business Services	1st Lien, 2nd Lien	_____

Name and Address of Portfolio Company	Nature of its Principal Business	Title of Securities Held by Apollo Investment	Percentage of Class Held (1)
RiteDose Holdings I, Inc. 1 Technology Circle Carolina Research Park Columbia, SC 29203	Healthcare & Pharmaceuticals	1st Lien	_____
Securus Technologies Holdings, Inc. 14651 Dallas Parkway Suite 600 Dallas, TX 75254	Telecommunications	2nd Lien	_____
Sequential Brands Group, Inc. (2) 601 W 26th Street 9th Floor New York, NY, 10001	Consumer Goods – Non-durable	2nd Lien	_____
SESAC Holdco II LLC 35 Music Square East Nashville, TN 37203	Media – Diversified & Production	1st Lien, 2nd Lien	_____
Simplifi Holdings, Inc. 1407 Texas St #202 Fort Worth, Texas 76102	Advertising, Printing & Publishing	1st Lien	_____
Skyline Data, News and Analytics LLC (Dodge) 2 Penn Plaza, 10th Floor New York, NY 10121	Business Services	Common Equity/Partnership Interests, 1st Lien	4.46%
SmartBear Software 450 Artisan Way Somerville, MA 02145	High Tech Industries	2nd Lien	_____
Solarplicity Group Limited (f/k/a AMP Solar UK) (2) Suite 326 20 Birchin Court Lane London, England EC3V 9DU	Energy – Electricity	Common Equity/Partnership Interests, Preferred Equity, 1st Lien	4.80%
Sorenson Holdings, LLC 4393 South Riverboat Road, Suite 300 Salt Lake City, Utah 84123	Consumer Goods – Durable	Common Equity/Partnership Interests	0.06%
Sprint Industrial Holdings, LLC 5300 Memorial Drive, Suite 270 Houston, TX 77007	Containers, Packaging & Glass	Common Equity/Partnership Interests, 2nd Lien	3.46%
STG-Fairway Acquisitions, Inc. 2475 Hanover Street Palo Alto, CA 94304	Business Services	2nd Lien	_____
Teladoc, Inc. (2) 2 Manhattanville Road, Suite 203 Purchase, New York 10577	Healthcare & Pharmaceuticals	1st Lien	_____

Name and Address of Portfolio Company	Nature of its Principal Business	Title of Securities Held by Apollo Investment	Percentage of Class Held (1)
Telestream Holdings Corporation 848 Gold Flat Road Suite 1 Nevada City, CA 95959	High Tech Industries	1st Lien	_____
Ten-X, LLC 1 Maunchly Irvine, CA, 92618	Diversified Investment Vehicles, Banking, Finance, Real Estate	1st Lien	_____
Tibco Software Inc. 3303 Hillview Avenue Palo Alto, CA 94304 USA	High Tech Industries	1st Lien	_____
Transplace Holdings, Inc. 3010 Gaylord Parkway, Suite 200 Frisco, TX 75034	Business Services	2nd Lien	_____
TricorBraun Holdings, Inc. 6 Cityplace Drive Suite 1000 St. Louis, MO 63141	Containers, Packaging & Glass	1st Lien	_____
U.S. Security Associates Holdings, Inc. 200 Mansell Court East, Suite 500 Roswell, GA 30076	Business Services	Unsecured Debt	_____
UniTek Global Services Inc. 1777 Sentry Parkway West, Gwynedd Hall Suite 202, Blue Bell, PA 19422	Telecommunications	1st Lien, Unsecured Debt	_____
WCI-Infinite RF Holdings, Inc. 610 Newport Center Drive, Suite 1100 Newport Beach, CA 92660	Telecommunications	2nd Lien	_____
Westinghouse Electric Co LLC 1000 Westinghouse Drive, Suite 572A Cranberry Township, PA 16066	Energy – Electricity	1st Lien	_____
Wright Medical Group, Inc. (2) Prins Bernhardplein 200 1097 JB Amsterdam, The Netherlands	Healthcare & Pharmaceuticals	1st Lien	_____
ZPower, LLC 4765 Calle Quetzal Camarlllo, CA 93012	High Tech Industries	Warrants, 1st Lien	0.15%

(1)
This information is based on data made available to us as of March 31, 2018. We have no independent ability to verify this information. Some, if not all, portfolio companies are subject to voting agreements with varied voting rights.

(2)
Certain investments that Apollo Investment has determined are not “qualifying assets” under Section 55(a) of the 1940 Act. Under the 1940 Act, we may not acquire any non-qualifying asset unless, at the time such acquisition is made, qualifying assets represent at least 70% of our total assets. Apollo Investment monitors the status of these assets on an ongoing basis.

(3)	There are governing documents that precludes us from controlling management of the portfolio companies and therefore we disclaim such portfolio companies are controlled companies of us.

(4)
Merx Aviation Finance, LLC and its subsidiaries (“Merx Aviation”) is principally engaged in acquiring and leasing commercial aircraft to airlines. Its focus is on current generation aircraft, held either domestically or internationally. Merx Aviation may acquire fleets of aircraft through securitized, non-recourse debt or individual aircraft. Merx Aviation is not intended to compete with the numerous large lessors but rather to be complementary to them, providing them capital for various transactions. Merx Aviation also may outsource its aircraft servicing requirements to the large lessors that have the global staff necessary to complete such tasks. See “Risk Factors-Risks Relating to Our Investments-The effects of various environmental regulations may negatively affect the aviation industry and some of our portfolio companies.”

(5)
The portfolio company Altasciences US Acquisition, Inc. has two issuers: 9360-1367 Quebec Inc. and Altasciences US Acquisition, Inc. 9360-1367 Quebec Inc. is classified as a non-qualifying asset while Altasciences US Acquisition, Inc. is classified as a qualifying asset.

(6)
The portfolio company Labvantage Solutions has two issuers: LabVantage Solutions Limited and LabVantage Solutions Inc. LabVantage Solutions Limited is classified as a non-qualifying asset while LabVantage Solutions Inc. is classified as a qualifying asset.

DETERMINATION OF NET ASSET VALUE
The net asset value per share of our outstanding shares of common stock is determined quarterly by dividing the value of our total assets minus our liabilities by the total number of our shares outstanding.
In calculating the value of our total assets, we value investments for which market quotations are readily available at such market quotations if they are deemed to represent fair value. Debt and equity securities that are not publicly traded or whose market price is not readily available or whose market quotations are not deemed to represent fair value are valued at fair value as determined in good faith by or under the direction of our Board of Directors. Market quotations may be deemed not to represent fair value in certain circumstances where AIM reasonably believes that facts and circumstances applicable to an issuer, a seller or purchaser or the market for a particular security causes current market quotes not to reflect the fair value of the security. Examples of these events could include cases in which material events are announced after the close of the market on which a security is primarily traded, when a security trades infrequently causing a quoted purchase or sale price to become stale or in the event of a “fire sale” by a distressed seller.
If and when market quotations are deemed not to represent fair value, we typically utilize independent third party valuation firms to assist us in determining fair value. Accordingly, such investments go through our multi-step valuation process as described below. In each case, our independent valuation firms considered observable market inputs together with significant unobservable inputs in arriving at their valuation recommendations for such Level 3 categorized assets.
With respect to investments for which market quotations are not readily available or when such market quotations are deemed not to represent fair value, our Board of Directors has approved a multi-step valuation process each quarter, as described below:
(1) our quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals of our investment adviser responsible for the portfolio investment;
(2) preliminary valuation conclusions are then documented and discussed with senior management of our Investment Adviser;
(3) independent valuation firms are engaged by our Board of Directors to conduct independent appraisals by reviewing our investment adviser’s preliminary valuations and then making their own independent assessment;
(4) the Audit Committee of the Board of Directors reviews the preliminary valuation of our investment adviser and the valuation prepared by the independent valuation firm and responds to the valuation recommendation of the independent valuation firm to reflect any comments; and
(5) the Board of Directors discusses valuations and determines in good faith the fair value of each investment in our portfolio based on the input of our investment adviser, the applicable independent valuation firm, third party pricing services and the Audit Committee.
Investments are valued utilizing a market approach, an income approach, or both approaches, as appropriate. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities (including a business). The income approach uses valuation techniques to convert future amounts (for example, cash flows or earnings) to a single present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. In following these approaches, the types of factors that we may take into account in fair value pricing our investments include, as relevant: available current market data, including relevant and applicable market trading and transaction comparables, applicable market yields and multiples, security covenants, call protection provisions, information rights, the nature and realizable value of any collateral, the portfolio company’s ability to make payments, its earnings and discounted cash flows, the markets in which the portfolio company does business, comparisons of financial ratios of peer companies that are public, M&A comparables, our principal market (as the reporting entity) and enterprise values, among other factors. As previously discussed, Investments determined by these valuation procedures which have a fair value of less than $1 million during the prior fiscal quarter may be valued based on inputs identified by the Investment Adviser without the necessity of obtaining valuation from an independent valuation firm, if once annually an independent valuation firm using the procedures described herein provides valuation analysis.
Determination of fair values involves subjective judgments and estimates not susceptible to substantiation by auditing procedures. Accordingly, under current auditing standards, the notes to our financial statements included elsewhere in this prospectus, refer to the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on our financial statements.
Our Board of Directors reviews the accuracy of the valuations of our portfolio investments and, no less frequently than annually, the adequacy of our policies and procedures regarding valuations and the effectiveness of their implementation.

DIVIDEND REINVESTMENT PLAN
We have adopted a dividend reinvestment plan that provides for reinvestment of our dividend distributions on behalf of our stockholders, unless a stockholder elects to receive cash as provided below. As a result, if our Board of Directors authorizes, and we declare, a cash dividend, then our stockholders who have not “opted out” of our dividend reinvestment plan will have their cash dividends automatically reinvested in additional shares of our common stock, rather than receiving the cash dividends.
No action is required on the part of a registered stockholder to have such stockholder’s cash dividend reinvested in shares of our common stock. A registered stockholder may elect to receive a dividend in cash by notifying American Stock Transfer and Trust Company, the plan administrator and our transfer agent and registrar, in writing so that such notice is received by the plan administrator not less than 10 days prior to the record date for dividends to stockholders. The plan administrator will set up an account for shares acquired through the plan for each stockholder who has not elected to receive dividends in cash and hold such shares in non-certificated form. Upon request by a stockholder participating in the plan, received in writing not less than 10 days prior to the record date, the plan administrator will, instead of crediting shares to the participant’s account, issue a certificate registered in the participant’s name for the number of whole shares of our common stock and a check for any fractional share.
Those stockholders whose shares are held by a broker or other financial intermediary may receive dividends in cash by notifying their broker or other financial intermediary of their election.
We intend to use primarily newly-issued shares to implement the plan, whether our shares are trading at a premium or at a discount to net asset value. However, we reserve the right to purchase shares in the open market in connection with our implementation of the plan. The number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the dividend payable to such stockholder by the market price per share of our common stock at the close of regular trading on The Nasdaq Global Select Market on the valuation date for such dividend. Market price per share on that date will be the closing price for such shares on The Nasdaq Global Select Market or, if no sale is reported for such day, at the average of the reported bid and asked prices. The number of shares of our common stock to be outstanding after giving effect to payment of the dividend cannot be established until the value per share at which additional shares will be issued has been determined and elections of our stockholders have been tabulated. Stockholders who do not elect to receive dividends in shares of common stock may experience accretion to the net asset value of their shares if our shares are trading at a premium and dilution if our shares are trading at a discount. The level of accretion or discount would depend on various factors, including the proportion of our stockholders who participate in the plan, the level of premium or discount at which our shares are trading and the amount of the dividend payable to a stockholder.

The plan administrator’s fees under the plan will be paid by us. If a participant elects by written notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the participant’s account and remit the proceeds to the participant, the plan administrator is authorized to deduct a $15 transaction fee plus a 10¢ per share brokerage commission from the proceeds.
Stockholders are subject to U.S. federal income tax on dividends automatically reinvested in additional shares of our common stock. The automatic reinvestment of dividends into shares of our common stock will generally not relieve participants of any U.S. federal, state or local income tax that otherwise would be payable (or required to be withheld) on such dividends.  In that event, plan participants will be treated as receiving cash in an amount equal to the fair market value of such shares as of the reinvestment date, and such amount would be treated as described under "Certain U.S. Federal Income Tax Considerations." Accordingly, a shareholder may incur a tax liability even though such shareholder has not received a cash distribution with which to pay the tax.
Participants may terminate their accounts under the plan by notifying the plan administrator via its website at www.amstock.com, by filling out the transaction request form located at the bottom of their statement and sending it to the plan administrator at P.O. Box 922, Wall Street Station, NY, NY 10269-0560 or by calling the plan administrator’s Interactive Voice Response System at 1-888-777-0324.
The plan may be terminated by us upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any dividend by us. All correspondence, including requests for additional information, concerning the plan should be directed to the plan administrator by mail at American Stock Transfer and Trust Company, 6201 15th Avenue, Brooklyn NY 11219 or by telephone at (718) 921-8200.

CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS
The following discussion is a general summary of certain U.S. federal income tax considerations applicable to us and to an investment in shares of our common stock. This summary does not purport to be a complete description of the income tax considerations applicable to such an investment. For example, we have not described tax consequences that we assume to be generally known by investors or certain considerations that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, pension plans and trusts, and financial institutions. This summary assumes that investors hold our common stock as capital assets (generally property held for investment). The discussion is based upon the Code, Treasury regulations, administrative and judicial interpretations, and other applicable authorities all as in effect as of the date of this prospectus and all of which are subject to differing interpretations or change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the Internal Revenue Service (the “IRS”) regarding any matters discussed herein. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to those set forth below. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets.
This summary does not discuss the consequences of an investment in shares of our preferred stock, debt securities or warrants representing rights to purchase shares of our common stock, preferred stock or debt securities. The tax consequences of such an investment will be discussed in a relevant prospectus supplement.
A “U.S. stockholder” is a beneficial owner of shares of our common stock that is for U.S. federal income tax purposes:

•	a citizen or individual resident of the United States;

•
a corporation, or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia; or

•	a trust or an estate, the income of which is subject to U.S. federal income taxation regardless of its source.
A “non-U.S. stockholder” is a beneficial owner of shares of our common stock that is neither a U.S. stockholder nor a partnership for U.S. federal income tax purposes.
If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds shares of our common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective stockholder that is a partner of a partnership holding shares of our common stock should consult its tax advisers with respect to the purchase, ownership and disposition of shares of our common stock.
Tax matters are very complicated, and the tax consequences to an investor of an investment in our shares will depend on the facts of his, her or its particular situation. We encourage investors to consult their own tax advisers regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.
Election to be Taxed as a RIC
As a BDC, we have elected to be treated as a RIC under Subchapter M of the Code. As a RIC, we generally will not have to pay corporate-level federal income taxes on any ordinary income or capital gains that we distribute to our stockholders as dividends. To qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, to obtain RIC tax treatment we must distribute to our stockholders, for each taxable year, at least 90% of our “investment company taxable income” (determined without regard to the dividends paid deduction), which is generally our ordinary income plus the excess of net short-term capital gains over net long-term capital losses (the “Annual Distribution Requirement”).
Taxation as a RIC
If we qualify as a RIC and satisfy the Annual Distribution Requirement, then we will not be subject to federal income tax on the portion of our investment company taxable income and net capital gain (i.e., net long-term capital gains in excess of net short-term capital losses) we distribute to stockholders with respect to that year. We will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gain not distributed (or deemed distributed) to our stockholders.
We will be subject to a 4% nondeductible federal excise tax on certain undistributed income of RICs unless we distribute in a timely manner an amount at least equal to the sum of (1) 98% of our ordinary income for each calendar year, (2) 98.2% of our capital gain net income for the one-year period ending October 31 in that calendar year and (3) any income recognized, but not distributed, in preceding years (the “Excise Tax Avoidance Requirement”). We will not be subject to excise taxes on amounts on which we are required to pay corporate income taxes (such as retained net capital gains).

In order to qualify as a RIC for federal income tax purposes, we must, among other things:

•	qualify and have in effect an election to be treated as a BDC under the 1940 Act at all times during each taxable year;

•
derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of stock or other securities or foreign currencies, or other income derived with respect to our business of investing in such stock or securities or foreign currencies, and net income derived from an interest in a “qualified publicly traded partnership” (as defined in the Code) (the “90% Income Test”); and

•	diversify our holdings so that at the end of each quarter of the taxable year:

•
at least 50% of the value of our assets consists of cash, cash equivalents, U.S. Government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer; and

•
no more than 25% of the value of our assets is invested (1) in the securities, other than U.S. Government securities or securities of other RICs, of one issuer or of two or more issuers that are controlled, as determined under applicable tax rules, by us and that are engaged in the same or similar or related trades or businesses or (2) in securities of one or more qualified publicly traded partnerships (the “Diversification Tests”).

We may be required to recognize taxable income in circumstances in which we do not receive cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with PIK interest or, in certain cases, increasing interest rates or issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. Because any original issue discount accrued will be included in our investment company taxable income for the year of accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement, even though we will not have received any corresponding cash amount.
Gain or loss recognized by us from the sale or exchange of warrants or other securities acquired by us, as well as any loss attributable to the lapse of such warrants, generally will be treated as capital gain or loss. Such gain or loss generally will be long-term or short-term, depending on how long we held a particular warrant or other security.
Although we do not presently expect to do so, we are authorized to borrow funds and to sell assets in order to satisfy the Annual Distribution Requirement. However, under the 1940 Act, we are not permitted to make distributions to our stockholders while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. See “Regulation—Senior Securities.” Moreover, our ability to dispose of assets to meet the Annual Distribution Requirements may be limited by (1) the illiquid nature of our portfolio and/or (2) other requirements relating to our status as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, we may make such dispositions at times that, from an investment standpoint, are not advantageous. Alternatively, to satisfy our Annual Distribution Requirement, we may declare a taxable dividend payable in cash or stock at the election of each stockholder. In such case, for federal income tax purposes, the amount of the dividend paid in stock will be equal to the amount of cash that could have been received instead of stock. See “Taxation of U.S. Stockholders” and “Taxation of Non-U.S. Stockholders” below for tax consequences to stockholders upon receipt of such dividends.
If we fail to satisfy the Annual Distribution Requirement or otherwise fail to qualify as a RIC in any taxable year (for example, because we fail the 90% Income Test described above), we will be subject to tax in that year on all of our taxable income, regardless of whether we make any distributions to our stockholders. In that case, all of our income would be subject to corporate-level federal income tax, reducing the amount available to be distributed to our stockholders. In contrast, assuming we qualify as a RIC, our corporate-level federal income tax should be substantially reduced or eliminated. See “Election to be Taxed as a RIC” above.
Certain of our investment practices may be subject to special and complex federal income tax provisions that may, among other things, (i) treat dividends that would otherwise constitute qualified dividend income as non-qualified dividend income, (ii) treat dividends that would otherwise be eligible for the corporate dividends-received deduction as ineligible for such treatment, (iii) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (iv) convert lower-taxed long-term capital gain into higher-taxed short-term capital gain or ordinary income, (v) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (vi) cause us to recognize income or gain without a corresponding receipt of cash, (vii) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (viii) adversely alter the characterization of certain complex financial transactions and (ix) produce income that will not be qualifying income for purposes of the 90% Income Test. We intend to monitor our transactions and may make certain tax elections to mitigate the effect of these provisions and prevent our disqualification as a RIC.
Except as discussed below under the heading “Failure to Qualify as a RIC,” the remainder of this discussion assumes that we qualify as a RIC and have satisfied the Annual Distribution Requirement.

Taxation of U.S. Stockholders
Distributions by us (including distributions pursuant to our dividend reinvestment plan or where stockholders can elect to receive cash or stock) generally are taxable to U.S. stockholders as ordinary income or capital gains. Distributions of our “investment company taxable income” (which is, generally, our ordinary income plus net short-term capital gains in excess of net long-term capital losses) will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional common stock through our dividend reinvestment plan. To the extent such distributions paid by us to non-corporate stockholders (including individuals) are attributable to dividends received by us from U.S. corporations and certain qualified foreign corporations, and provided that certain holding period and other requirements are met, such distributions generally will be eligible for a reduced maximum federal income tax rate. In this regard, it is anticipated that distributions paid by us will generally not be attributable to dividends and, therefore, generally will not qualify for the reduced maximum rate. Distributions of our net capital gain (which is generally our net long-term capital gains in excess of net short-term capital losses) properly reported by us as “capital gain dividends” will be taxable to U.S. stockholders as long-term capital gains (currently taxed at a reduced maximum rate in the case of individuals, trusts or estates), regardless of the U.S. stockholder’s holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of our earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such stockholder’s common stock and, after the adjusted tax basis is reduced to zero, will constitute capital gains to such U.S. stockholder.
Although we currently intend to distribute any net capital gain at least annually, we may in the future decide to retain some or all of our net capital gain, but designate the retained amount as a “deemed distribution.” In that case, among other consequences, we will pay tax on the retained amount, each U.S. stockholder will be required to include his, her or its share of the deemed distribution in income as if it had been actually distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit equal to his, her or its allocable share of the tax paid thereon by us. The amount of the deemed distribution net of such tax will be added to the U.S. stockholder’s tax basis for his, her or its common stock. The amount of tax that stockholders are treated as having paid and for which they receive a credit may exceed the tax they owe on the retained net capital gain. Such excess generally may be claimed as a credit against the U.S. stockholder’s other federal income tax obligations or may be refunded to the extent it exceeds a stockholder’s liability for federal income tax. A stockholder that is not subject to federal income tax or otherwise required to file a federal income tax return would be required to file a federal income tax return on the appropriate form in order to claim a refund for the taxes we paid. In order to utilize the deemed distribution approach, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant taxable year. We cannot treat any of our investment company taxable income as a “deemed distribution.”
For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of capital gain dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholders will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been paid by us and received by our U.S. stockholders on December 31 of the year in which the dividend was declared.
If an investor purchases shares of our common stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution and the investor will be subject to tax on the distribution even though it represents a return of his, her or its investment.
A U.S. stockholder generally will recognize taxable gain or loss if the stockholder sells or otherwise disposes of his, her or its shares of our common stock. The gain or loss will be measured by the difference between the sale price and the stockholder’s tax basis in his, her or its shares. Any gain or loss arising from such sale or disposition generally will be treated as long-term capital gain or loss if the stockholder has held his, her or its shares for more than one year. Otherwise, it would be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of our common stock may be disallowed if other shares of our common stock are acquired (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition, in which case the basis of the shares acquired will be adjusted to reflect the disallowed loss.
In general, individual and other non-corporate U.S. taxable stockholders currently are subject to a reduced maximum federal income tax rate on their net capital gain, i.e., the excess of net long-term capital gain over net short-term capital loss for a taxable year, including any long-term capital gain derived from an investment in our shares. Corporate U.S. stockholders currently are subject to federal income tax on net capital gain at the rates applied to ordinary income. Non-corporate stockholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate stockholders generally may not deduct any net capital losses against ordinary income for a year, but may carry back such losses for three years or carry forward such losses for five years.
Certain U.S. stockholders who are individuals, estates or trusts and whose income exceeds certain thresholds will be required to pay a 3.8% Medicare tax on all or a portion of their “net investment income”, which includes dividends received from us and capital gains from the sale or other disposition of our stock.
We will send to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such U.S. stockholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year’s distributions generally will be reported to the IRS (including the amount of dividends, if any, eligible for the reduced maximum rate). Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. stockholder’s particular situation. Dividends distributed by us generally will not be eligible for the dividends-received deduction or the reduced maximum rate applicable to qualifying dividends.
We may be required to withhold federal income tax (“backup withholding”) from all taxable distributions to any non-corporate U.S. stockholder (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding or (2) with respect to whom the IRS notifies us that such stockholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder’s federal income tax liability and may entitle such stockholder to a refund, provided that proper information is timely provided to the IRS.
Taxation of Non-U.S. Stockholders
Whether an investment in the shares is appropriate for a non-U.S. stockholder will depend upon that person’s particular circumstances. An investment in the shares by a non-U.S. stockholder may have adverse tax consequences. Non-U.S. stockholders should consult their tax advisers before investing in our common stock.
Distributions of our “investment company taxable income” to non-U.S. stockholders, subject to the discussion below, will be subject to withholding of federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits unless the distributions are effectively connected with a U.S. trade or business of the non-U.S. stockholder, and, if an income tax treaty applies, attributable to a permanent establishment in the United States, in which case the distributions will be subject to federal income tax at the rates applicable to U.S. stockholders, and we will not be required to withhold federal tax if the non-U.S. stockholder complies with applicable certification and disclosure requirements. Special certification requirements apply to a non-U.S. stockholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisers.
Properly reported dividends are generally exempt from U.S. federal withholding tax where they (i) are paid in respect of our “qualified net interest income” (generally, our U.S.-source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which we are at least a 10% stockholder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of our “qualified short-term capital gains” (generally, the excess of our net short-term capital gain over our long-term capital loss for such taxable year). Depending on the circumstances, we may report all, some or none of our potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for the exemption from withholding for qualified net interest income, a foreign investor would need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or W-8BEN-E or substitute Form). In the case of common shares held through an intermediary, the intermediary may withhold even if we designate the payment as qualified net interest income or qualified short-term capital gain. Foreign investors should contact their intermediaries with respect to the application of these rules to their accounts. There can be no assurance as to what portion of our distributions would qualify for favorable treatment as qualified net interest income or qualified short-term capital gains.
Except as discussed below, actual or deemed distributions of our net capital gain to a non-U.S. stockholder and gains realized by a non-U.S. stockholder upon the sale of our common stock will not be subject to federal withholding tax and generally will not be subject to federal income tax unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the non-U.S. stockholder and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the non-U.S. stockholder in the United States (in which case, such distributions or gains will be subject to federal income tax at the rates applicable to U.S. stockholders).
Withholding at a rate of 30% will be generally required on dividends in respect of, and after December 31, 2018, on gross proceeds from the sale of, our common stock held by or through certain foreign financial institutions (including investment funds), unless such institution enters into an agreement with the Secretary of the Treasury to report, on an annual basis, certain information with respect to shares in, and accounts maintained by, the institution to the extent such shares or accounts are held by certain United States persons or by certain non-U.S. entities that are wholly or partially owned by United States persons, and to withhold on certain payments.

Accordingly, the entity through which our common stock is held will affect the determination of whether such withholding is required. Similarly, dividends in respect of, and after December 31, 2018, gross proceeds from the sale of, our common stock held by an investor that is a non-financial non-U.S. entity will be subject to withholding at a rate of 30%, unless such entity either (i) certifies to us that such entity does not have any “substantial United States owners” or (ii) provides certain information regarding the entity’s “substantial United States owners,” which we will in turn provide to the Secretary of the Treasury. An intergovernmental agreement between the United States and an applicable foreign country, or future Treasury regulations or other guidance, may modify these requirements. Non-U.S. stockholders are encouraged to consult with their tax advisers regarding the possible implications of these requirements on their investment in our common stock.
If we distribute our net capital gain in the form of deemed rather than actual distributions (which we may do in the future), a non-U.S. stockholder will be entitled to a federal income tax credit or tax refund equal to the stockholder’s allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a federal income tax return even if the non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a federal income tax return. For a corporate non-U.S. stockholder, distributions (both actual and deemed), and gains realized upon the sale of our common stock that are effectively connected with a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable tax treaty). Accordingly, investment in the shares may not be appropriate for certain non-U.S. stockholders.
A non-U.S. stockholder who is a non-resident alien individual, and who is otherwise subject to withholding of federal income tax, may be subject to information reporting and backup withholding of federal income tax on dividends unless the non-U.S. stockholder provides us or the dividend paying agent with an IRS Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a non-U.S. stockholder or otherwise establishes an exemption from backup withholding.
Non-U.S. persons should consult their own tax advisers with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the shares.
Failure to Qualify as a RIC
If we were unable to qualify for treatment as a RIC (for example, because we fail the 90% Income Test described above), we would be subject to federal income tax on all of our taxable income at regular corporate rates. We would not be able to deduct distributions to stockholders, nor would they be required to be made. Distributions would generally be taxable to our individual and other non-corporate taxable stockholders as ordinary dividend income eligible for the reduced maximum rate to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends-received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s adjusted tax basis, and any remaining distributions would be treated as a capital gain. Moreover, if we fail to qualify as a RIC in any year, we must pay out our earnings and profits accumulated in that year in order to qualify again as a RIC. If we fail to qualify as a RIC for a period of greater than two taxable years, we would be required to recognize any net built-in gains with respect to certain of our assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if we had been liquidated) or, alternatively, be subject to taxation on such built-in gain recognized for a period of five years, in order to qualify as a RIC in a subsequent year.

DESCRIPTION OF OUR CAPITAL STOCK
The following description is based on relevant portions of the Maryland General Corporation Law and on our charter and bylaws. This summary is not necessarily complete, and we refer you to the Maryland General Corporation Law and our charter and bylaws for a more detailed description of the provisions summarized below.
Capital Stock
As of the date of this base prospectus, our authorized capital stock consists of 400,000,000 shares of stock, par value $0.001 per share, all of which is initially designated as common stock. Our common stock is quoted on The Nasdaq Global Select Market under the ticker symbol “AINV.” There are no outstanding options or warrants to purchase our stock, and no stock has been authorized for issuance under any equity compensation plans. Under Maryland law, our stockholders generally are not personally liable for our debts or obligations. The last reported closing market price of our common stock on October 9, 2018 was $5.48 per share. As of October 9, 2018, we had 65 stockholders of record.
Under our charter, our Board of Directors is authorized to classify and reclassify any unissued shares of stock into other classes or series of stock and authorize the issuance of shares of stock without obtaining stockholder approval. As permitted by the Maryland General Corporation Law, our charter provides that the Board of Directors, without any action by our stockholders, may amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue.
The following table sets forth information of our capital stock as of October 9, 2018:

Title of Class of Securities	Amount Authorized	Amount Held by Registrant or for its Account	Amount Outstanding Exclusive of Amount held by Registrant or for its Account
Common stock, par value $0.001 per share	400,000,000	None	211,574,594
			shares
Common Stock
All shares of our common stock have equal rights as to earnings, assets, dividends and voting and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our Board of Directors and declared by us out of funds legally available therefor. Shares of our common stock have no preemptive, exchange, conversion or redemption rights and are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In the event of a liquidation, dissolution or winding up of Apollo Investment, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our common stock will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock can elect all of our directors, and holders of less than a majority of such shares will be unable to elect any director.
Preferred Stock
Our charter authorizes our Board of Directors to classify and reclassify any unissued shares of stock into other classes or series of stock, including preferred stock. Prior to issuance of shares of each class or series, the Board of Directors is required by Maryland law and by our charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the Board of Directors could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. You should note, however, that any issuance of preferred stock must comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (1) immediately after issuance and before any dividend or other distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of our total assets after such issuance and after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock become in arrears by two years or more until the arrears are eliminated. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would vote separately from the holders of common stock on a proposal to cease operations as a BDC. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions.

Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses
Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty that is material to a cause of action resulting in a final judgment adverse to the director. Our charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.
Maryland law requires a corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.
Our charter authorizes us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to obligate ourselves to indemnify any present or former director or officer or any individual who, while a director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer, and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. Our bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify and advance expenses to any present or former director or officer or any individual who, while a director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in that capacity and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. Our charter and bylaws also permit us to indemnify and advance expenses to any person who served a predecessor of us in any of the capacities described above and any of our employees or agents or any employees or agents of our predecessor, if any. In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.
Provisions of the Maryland General Corporation Law and Our Charter and Bylaws
Provisions of the Maryland General Corporation Law and of our charter and bylaws could deter takeover attempts and have an adverse impact on the price of our common stock. The Maryland General Corporation Law, our charter and our bylaws contain provisions that may discourage, delay or make more difficult a change in control of Apollo Investment or the removal of our directors.
We are subject to Subtitle 6 of Title 3 of the Maryland General Corporation Law, the Maryland Business Combination Act, subject to any applicable requirements of the 1940 Act. Our Board of Directors has adopted a resolution exempting from the Business Combination Act any business combination between us and any other person, subject to prior approval of such business combination by our Board of Directors, including approval by a majority of our disinterested directors. If the resolution exempting business combinations is repealed or our Board of Directors does not approve a business combination, the Business Combination Act may discourage third parties from trying to acquire control of us and increase the difficulty of consummating such an offer.
We are also subject to Subtitle 7 or Title 3 of the Maryland General Corporation Law, the Maryland Control Share Acquisition Act. Our bylaws currently exempt from the Maryland Control Share Acquisition Act acquisitions of our common stock by any person. If we amend our bylaws to repeal the exemption from the Control Share Acquisition Act, the Control Share Acquisition Act may make it more difficult for a third party to obtain control of us and increase the difficulty of consummating such an offer.
We are also subject to Subtitle 8 of Title 3 of the Maryland General Corporation Law. Subtitle 8 permits Maryland corporation with a class of equity securities registered under the Exchange Act and at least three independent directors to elect to be subject, by provision in its charter or bylaws or a resolution of its board of directors and notwithstanding any contrary provision in the charter or bylaws, to any or all of the following five provisions: a classified board; a two-thirds stockholder vote requirement for removing a director;

a requirement that the number of directors be fixed only by vote of the directors; a requirement that a vacancy on the board be filled only by the remaining directors and for the remainder of the full term of the class of directors in which the vacancy occurred; and a requirement that requires the request of the holders of at least a majority of all votes entitled to be cast to call a special meeting of stockholders. Through provisions in our charter and bylaws, some unrelated to Subtitle 8, we already include provisions classifying our Board of Directors in three classes serving staggered three-year terms; require the affirmative vote of the holders of not less than two-thirds of all of the votes entitled to be cast on the matter for the removal of any director from the board, which removal is allowed only for cause; vest in the board the exclusive power to fix the number of directorships, subject to limitations set forth in our charter and bylaws, and fill vacancies; and require the written request of stockholders entitled to cast not less than a majority of all votes entitled to be cast at such meeting to call a stockholder -initiated special meeting.
We have also adopted other measures that may make it difficult for a third party to obtain control of us, including provisions of our charter authorizing our Board of Directors to classify or reclassify shares of our stock in one or more classes or series, to cause the issuance of additional shares of our stock, and to amend our charter, without stockholder approval, to increase or decrease the number of shares of stock that we have authority to issue. These provisions, as well as other provisions of our charter and bylaws, may delay, defer or prevent a transaction or a change in control that might otherwise be in the best interests of our stockholders.
Classified Board of Directors
Our Board of Directors is divided into three classes of directors serving staggered three-year terms. At each annual meeting of our stockholders, the successors to the class of directors whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election. Each director holds office for the term to which he or she is elected and until his or her successor is duly elected and qualifies. A classified board of directors may render a change in control of us or removal of our incumbent management more difficult. We believe, however, that the longer time required to elect a majority of a classified board of directors will help to ensure the continuity and stability of our management and policies.
Election of Directors
Our charter provides that the affirmative vote of the holders of a majority of the shares of stock outstanding and entitled to vote in the election of directors will be required to elect a director, unless our bylaws provide otherwise. Our bylaws provide that a nominee for director shall be elected as a director only if such nominee receives the affirmative vote of a majority of the total votes cast for and affirmatively withheld as to such nominee at a meeting of stockholders duly called and at which a quorum is present, unless there is a contested election, in which case, directors will be elected by a plurality of the votes cast.
Number of Directors; Vacancies; Removal
Our charter provides that the number of directors will be set only by the Board of Directors in accordance with our bylaws. Our bylaws provide that a majority of our entire Board of Directors may at any time increase or decrease the number of directors. However, unless our bylaws are amended, the number of directors may never be less than four nor more than nine. Pursuant to Section 3-802(b) of the Maryland General Corporation Law, we have elected in our charter to be subject to Section 3-804(c) of the Maryland General Corporation Law regarding the filling of vacancies on the Board of Directors. Accordingly, except as may be provided by the Board of Directors in setting the terms of any class or series of preferred stock, any and all vacancies on the Board of Directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act.
Our charter provides that a director may be removed only for cause, as defined in our charter, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of directors.
Action by Stockholders
Under the Maryland General Corporation Law, stockholder action can be taken only at an annual or special meeting of stockholders or by unanimous written consent in lieu of a meeting unless the charter provides for a lesser percentage (which our charter does not). These provisions, combined with the requirements of our bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.
Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals
Our bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the Board of Directors and the proposal of business to be considered by stockholders may be made only (1) pursuant to our notice of the meeting, (2) by or at the direction of the Board of Directors or (3) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to the Board of Directors at a special meeting may be made (1) by or at the direction of the Board of Directors or (2) provided that, the special meeting has been called for the purpose of electing directors, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws.
The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our Board of Directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our Board of Directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our Board of Directors any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.
Calling of Special Meetings of Stockholders
Our bylaws provide that special meetings of stockholders may be called by our Board of Directors and certain of our officers. Additionally, our bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by our secretary upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.
Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws
Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Our charter generally provides for approval of charter amendments and extraordinary transactions by the stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter. Our charter also provides that certain charter amendments and any proposal for our conversion, whether by merger or otherwise, from a closed-end company to an open-end company or any proposal for our liquidation or dissolution requires the approval of the stockholders entitled to cast at least 80 percent of the votes entitled to be cast on such matter. However, if such amendment or proposal is approved by at least two-thirds of our continuing directors (in addition to approval by our Board of Directors), such amendment or proposal may be approved by a majority of the votes entitled to be cast on such a matter. The “continuing directors” are defined in our charter as our current directors as well as those directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of the continuing directors then on the Board of Directors. The holders of any preferred stock outstanding would have a separate class vote on any conversion to an open-end company.
Our charter and bylaws provide that the Board of Directors will have the exclusive power to adopt, alter or repeal any provision of our bylaws and to make new bylaws.
No Appraisal Rights
Except with respect to appraisal rights arising in connection with the Maryland Control Share Acquisition Act discussed below, as permitted by the Maryland General Corporation Law, our charter provides that stockholders will not be entitled to exercise appraisal rights unless the Board of Directors, upon the affirmative vote of a majority of the entire Board of Directors, shall determine that such rights shall apply.
Control Share Acquisitions
The Control Share Acquisition Act provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter. Shares owned by the acquiror, by officers or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquiror or in respect of which the acquiror is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquiror to exercise voting power in electing directors within one of the following ranges of voting power:

•	one-tenth or more but less than one-third;

•	one-third or more but less than a majority; or

•	a majority or more of all voting power.
The requisite stockholder approval must be obtained each time an acquiror crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of control shares, subject to certain exceptions.
A person who has made or proposes to make a control share acquisition may compel the Board of Directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders’ meeting.
If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may repurchase for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to repurchase control shares is subject to certain conditions and limitations, including, as provided in our bylaws, compliance with the 1940 Act. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquiror or of any meeting of stockholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a stockholders’ meeting and the acquiror becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquiror in the control share acquisition.
The Control Share Acquisition Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the charter or bylaws of the corporation.
Our bylaws contain a provision exempting from the Control Share Acquisition Act any and all acquisitions by any person of our shares of stock. There can be no assurance that such provision will not be amended or eliminated at any time in the future. However, we will amend our bylaws to be subject to the Control Share Acquisition Act only if the Board of Directors determines that it would be in our best interests based on our determination that our being subject to the Control Share Acquisition Act does not conflict with the 1940 Act.
Business Combinations
Under Subtitle 6 of Title 3 of the Maryland General Corporation Law, the Maryland Business Combination Act, “business combinations” between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder. “Business combinations” include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

•	any person who beneficially owns 10% or more of the voting power of the corporation’s shares; or

•
an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then outstanding voting stock of the corporation.

A person is not an interested stockholder under this statute if the Board of Directors approved in advance the transaction by which the person otherwise would have become an interested stockholder. However, in approving a transaction, the Board of Directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board of directors.
After the five-year prohibition, any business combination between the corporation and an interested stockholder generally must be recommended by the Board of Directors of the corporation and approved by the affirmative vote of at least:

•	80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

•
two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

These super-majority vote requirements do not apply if the corporation’s common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.
The statute permits various exemptions from its provisions, including business combinations that are exempted by the Board of Directors before the time that the interested stockholder becomes an interested stockholder. Our Board of Directors has adopted a resolution that any business combination between us and any other person is exempted from the provisions of the Business Combination Act, provided that the business combination is first approved by the Board of Directors, including a majority of the directors who are not interested persons as defined in the 1940 Act. This resolution, however, may be altered or repealed in whole or in part at any time. If this resolution is repealed, or the Board of Directors does not otherwise approve a business combination, the statute may discourage others from trying to acquire control of us and increase the difficulty of consummating any offer.
Conflict with 1940 Act
Our bylaws provide that, if and to the extent that any provision of the Maryland General Corporation Law, including the Control Share Acquisition Act (if we amend our bylaws to be subject to such act) and the Business Combination Act, or any provision of our charter or bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

DESCRIPTION OF OUR PREFERRED STOCK
In addition to shares of common stock, our charter authorizes the issuance of preferred stock. We may issue preferred stock from time to time, although we have no immediate intention to do so. If we offer preferred stock under this prospectus, we will issue an appropriate prospectus supplement. We may issue preferred stock from time to time in one or more classes or series, without stockholder approval. Prior to issuance of shares of each class or series, our Board of Directors is required by Maryland law and by our charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Any such an issuance must adhere to the requirements of the 1940 Act, Maryland law and any other limitations imposed by law.
The following is a general description of the terms of the preferred stock we may issue from time to time. Particular terms of any preferred stock we offer will be described in the prospectus supplement relating to such preferred stock.
If we issue preferred stock, it will pay dividends to the holders of the preferred stock at either a fixed rate or a rate that will be reset frequently based on short-term interest rates, as described in a prospectus supplement accompanying each preferred share offering.
The 1940 Act requires, among other things, that (1) immediately after issuance and before any distribution is made with respect to common stock, the liquidation preference of the preferred stock, together with all other senior securities, must not exceed an amount equal to 50% of our total assets (taking into account such distribution), (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on the preferred stock are in arrears by two years or more and (3) such shares be cumulative as to dividends and have a complete preference over our common stock to payment of their liquidation preference in the event of a dissolution.
For any series of preferred stock that we may issue, our Board of Directors or a committee thereof will determine and the Articles Supplementary and prospectus supplement relating to such series will describe:

•	the designation and number of shares of such series;

•	the rate, whether fixed or variable, and time at which any dividends will be paid on shares of such series, as well as whether such dividends are participating or non-participating;

•	any provisions relating to convertibility or exchangeability of the shares of such series;

•	the rights and preferences, if any, of holders of shares of such series upon our liquidation, dissolution or winding up of our affairs;

•	the voting powers, if any, of the holders of shares of such series;

•	any provisions relating to the redemption of the shares of such series;

•	any limitations on our ability to pay dividends or make distributions on, or acquire or redeem, other securities while shares of such series are outstanding;

•	any conditions or restrictions on our ability to issue additional shares of such series or other securities;

•	if applicable, a discussion of certain U.S. federal income tax considerations; and

•	any other relative powers, preferences and participating, optional or special rights of shares of such series, and the qualifications, limitations or restrictions thereof.
All shares of preferred stock that we may issue will be identical and of equal rank except as to the particular terms thereof that may be fixed by our Board of Directors, and all shares of each series of preferred stock will be identical and of equal rank except as to the dates from which dividends thereon will be cumulative.

DESCRIPTION OF OUR WARRANTS
The following is a general description of the terms of the warrants we may issue from time to time. Particular terms of any warrants we offer will be described in the prospectus supplement relating to such warrants.
We may issue warrants to purchase shares of our common stock. Such warrants may be issued independently or together with shares of common stock and may be attached or separate from such shares of common stock. We will issue each series of warrants under a separate warrant agreement to be entered into between us and a warrant agent. The warrant agent will act solely as our agent and will not assume any obligation or relationship of agency for or with holders or beneficial owners of warrants.
A prospectus supplement will describe the particular terms of any series of warrants we may issue, including the following:

•	the title of such warrants;

•	the aggregate number of such warrants;

•	the price or prices at which such warrants will be issued;

•	the currency or currencies, including composite currencies, in which the price of such warrants may be payable;

•	the number of shares of common stock issuable upon exercise of such warrants;

•	the price at which and the currency or currencies, including composite currencies, in which the shares of common stock purchasable upon exercise of such warrants may be purchased;

•	the date on which the right to exercise such warrants shall commence and the date on which such right will expire;

•	whether such warrants will be issued in registered form or bearer form;

•	if applicable, the minimum or maximum amount of such warrants which may be exercised at any one time;

•	if applicable, the number of such warrants issued with each share of common stock;

•	if applicable, the date on and after which such warrants and the related shares of common stock will be separately transferable;

•	information with respect to book-entry procedures, if any;

•	if applicable, a discussion of certain U.S. federal income tax considerations; and

•	any other terms of such warrants, including terms, procedures and limitations relating to the exchange and exercise of such warrants.
We and the warrant agent may amend or supplement the warrant agreement for a series of warrants without the consent of the holders of the warrants issued thereunder to effect changes that are not inconsistent with the provisions of the warrants and that do not materially and adversely affect the interests of the holders of the warrants.
Under the 1940 Act, we may generally only offer warrants provided that (1) the warrants expire by their terms within ten years; (2) the exercise or conversion price is not less than the current market value at the date of issuance; (3) our stockholders authorize the proposal to issue such warrants, and our Board of Directors approves such issuance on the basis that the issuance is in the best interests of Apollo Investment and its stockholders; and (4) if the warrants are accompanied by other securities, the warrants are not separately transferable unless no class of such warrants and the securities accompanying them has been publicly distributed. The 1940 Act also provides that the amount of our voting securities that would result from the exercise of all outstanding warrants at the time of issuance may not exceed 25% of our outstanding voting securities.

DESCRIPTION OF OUR DEBT SECURITIES
We may issue debt securities in one or more series. The specific terms of each series of debt securities will be described in the particular prospectus supplement relating to that series. The prospectus supplement may or may not modify the general terms found in this prospectus and will be filed with the SEC. For a complete description of the terms of a particular series of debt securities, you should read both this prospectus and the prospectus supplement relating to that particular series. We may also issue debt securities privately. Such securities are not subject to the terms described below.
As required by federal law for all bonds and notes of companies that are publicly offered, the debt securities are governed by a document called an “indenture.” An indenture is a contract between us and U.S. Bank National Association, a financial institution acting as trustee on your behalf, and is subject to and governed by the Trust Indenture Act of 1939, as amended. The trustee has two main roles. First, the trustee can enforce your rights against us if we default. There are some limitations on the extent to which the trustee acts on your behalf, described in the second paragraph under “Events of Default—Remedies if an Event of Default Occurs.” Second, the trustee performs certain administrative duties for us.
Because this section is a summary, it does not describe every aspect of the debt securities and the indenture. We urge you to read the indenture because it, and not this description, defines your rights as a holder of debt securities. For example, in this section, we use capitalized words to signify terms that are specifically defined in the indenture. Some of the definitions are repeated in this prospectus, but for the rest you will need to read the indenture. We will file the form of the indenture with the SEC prior to the commencement of any debt offering, at which time the form of indenture would be publicly available See “Available Information” for information on how to obtain a copy of the indenture.
The prospectus supplement, which will accompany this prospectus, will describe the particular series of debt securities being offered by including:

•	the designation or title of the series of debt securities;

•	the total principal amount of the series of debt securities;

•	the percentage of the principal amount at which the series of debt securities will be offered;

•	the date or dates on which principal will be payable;

•	the rate or rates (which may be either fixed or variable) and/or the method of determining such rate or rates of interest, if any;

•	the date or dates from which any interest will accrue, or the method of determining such date or dates, and the date or dates on which any interest will be payable;

•	the terms for redemption, extension or early repayment, if any;

•	the currencies in which the series of debt securities are issued and payable;

•
whether the amount of payments of principal, premium or interest, if any, on a series of debt securities will be determined with reference to an index, formula or other method (which could be based on one or more currencies, commodities, equity indices or other indices) and how these amounts will be determined;

•	the place or places, if any, other than or in addition to The City of New York, of payment, transfer, conversion and/or exchange of the debt securities;

•	the denominations in which the offered debt securities will be issued;

•	the provision for any sinking fund;

•	any restrictive covenants;

•	any Events of Default;

•	whether the series of debt securities are issuable in certificated form;

•	any provisions for defeasance or covenant defeasance;

•	any special federal income tax implications, including, if applicable, federal income tax considerations relating to original issue discount;

•
whether and under what circumstances we will pay additional amounts in respect of any tax, assessment or governmental charge and, if so, whether we will have the option to redeem the debt securities rather than pay the additional amounts (and the terms of this option);

•	any provisions for convertibility or exchangeability of the debt securities into or for any other securities;

•	whether the debt securities are subject to subordination and the terms of such subordination;

•	the listing, if any, on a securities exchange; and

•	any other terms.
The debt securities may be secured or unsecured obligations. Under the provisions of the 1940 Act, we are permitted, as a business development company, to issue debt only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after each issuance of debt. Effective April 4, 2019, we will be permitted to decrease our asset coverage to 150%. Unless the prospectus supplement states otherwise, principal (and premium, if any) and interest, if any, will be paid by us in immediately available funds.
General
The indenture provides that any debt securities proposed to be sold under this prospectus and the attached prospectus supplement (“offered debt securities”) and any debt securities issuable upon the exercise of warrants or upon conversion or exchange of other offered securities (“underlying debt securities”), may be issued under the indenture in one or more series.
For purposes of this prospectus, any reference to the payment of principal of or premium or interest, if any, on debt securities will include additional amounts if required by the terms of the debt securities.
The indenture limits the amount of debt securities that may be issued thereunder from time to time. Debt securities issued under the indenture, when a single trustee is acting for all debt securities issued under the indenture, are called the “indenture securities”. The indenture also provides that there may be more than one trustee thereunder, each with respect to one or more different series of indenture securities. See “Resignation of Trustee” below. At a time when two or more trustees are acting under the indenture, each with respect to only certain series, the term “indenture securities” means the one or more series of debt securities with respect to which each respective trustee is acting. In the event that there is more than one trustee under the indenture, the powers and trust obligations of each trustee described in this prospectus will extend only to the one or more series of indenture securities for which it is trustee. If two or more trustees are acting under the indenture, then the indenture securities for which each trustee is acting would be treated as if issued under separate indentures.
The indenture does not contain any provisions that give you protection in the event we issue a large amount of debt or we are acquired by another entity.
We refer you to the prospectus supplement for information with respect to any deletions from, modifications of or additions to the Events of Default or our covenants that are described below, including any addition of a covenant or other provision providing event risk or similar protection.
We have the ability to issue indenture securities with terms different from those of indenture securities previously issued and, without the consent of the holders thereof, to reopen a previous issue of a series of indenture securities and issue additional indenture securities of that series unless the reopening was restricted when that series was created.
Senior Securities
Information about our senior securities is shown in the following table as of each year ended March 31 over the past ten years, unless otherwise noted. The “—” indicates information which the SEC expressly does not require to be disclosed for certain types of senior securities. The report of our independent registered public accounting firm covering the total amount of senior securities outstanding as of March 31, 2018, 2017, 2016, 2015, 2014, 2013, 2012, 2011, 2010 and 2009 is attached as an exhibit to the registration statement of which this prospectus is a part.

Class and Year	Total Amount Outstanding (1)	Asset Coverage Per Unit (2)	Involuntary Liquidating Preference Per Unit (3)	Estimated Market Value Per Unit (4)

Senior Secured Facility
Fiscal 2018	$285,216	$2,770	$—	N/A	(5)
Fiscal 2017	200,923	2,709	—	N/A	(5)
Fiscal 2016	637,904	2,235	—	N/A	(5)
Fiscal 2015	384,648	2,288	—	N/A
Fiscal 2014	602,261	2,496	—	N/A
Fiscal 2013	536,067	2,451	—	N/A
Fiscal 2012	539,337	2,670	—	N/A
Fiscal 2011	628,443	2,862	—	N/A
Fiscal 2010	1,060,616	2,671	—	N/A
Fiscal 2009	1,057,601	2,320	—	N/A

Senior Secured Notes
Fiscal 2018	$16,000	$2,770	$—	N/A	(6)
Fiscal 2017	16,000	2,709	—	N/A	(6)
Fiscal 2016	45,000	2,235	—	N/A	(6)
Fiscal 2015	270,000	2,288	—	N/A
Fiscal 2014	270,000	2,496	—	N/A
Fiscal 2013	270,000	2,451	—	N/A
Fiscal 2012	270,000	2,670	—	N/A
Fiscal 2011	225,000	2,862	—	N/A
Fiscal 2010	—	—	—	N/A
Fiscal 2009	—	—	—	N/A

2042 Notes
Fiscal 2018	$—	$—	$—	$—	(7)
Fiscal 2017	150,000	2,709	—	101.44
Fiscal 2016	150,000	2,235	—	100.04
Fiscal 2015	150,000	2,288	—	99.59
Fiscal 2014	150,000	2,496	—	92.11
Fiscal 2013	150,000	2,451	—	97.43
Fiscal 2012	—	—	—	N/A
Fiscal 2011	—	—	—	N/A
Fiscal 2010	—	—	—	N/A
Fiscal 2009	—	—	—	N/A

2043 Notes
Fiscal 2018	$150,000	$2,770	$—	$101.36
Fiscal 2017	150,000	2,709	—	104.12
Fiscal 2016	150,000	2,235	—	101.16
Fiscal 2015	150,000	2,288	—	99.74
Fiscal 2014	150,000	2,496	—	89.88
Fiscal 2013	—	—	—	N/A
Fiscal 2012	—	—	—	N/A
Fiscal 2011	—	—	—	N/A
Fiscal 2010	—	—	—	N/A
Fiscal 2009	—	—	—	N/A

2025 Notes

Class and Year	Total Amount Outstanding (1)	Asset Coverage Per Unit (2)	Involuntary Liquidating Preference Per Unit (3)	Estimated Market Value Per Unit (4)

Fiscal 2018	$350,000	$2,770	$—	N/A
Fiscal 2017	350,000	2,709	—	N/A
Fiscal 2016	350,000	2,235	—	N/A
Fiscal 2015	350,000	2,288	—	N/A
Fiscal 2014	—	—	—	N/A
Fiscal 2013	—	—	—	N/A
Fiscal 2012	—	—	—	N/A
Fiscal 2011	—	—	—	N/A
Fiscal 2010	—	—	—	N/A
Fiscal 2009	—	—	—	N/A

Convertible Notes
Fiscal 2018	$—	$—	$—	$—
Fiscal 2017	—	—	—	—
Fiscal 2016	—	—	—	—	(8)
Fiscal 2015	200,000	2,235	—	104.43
Fiscal 2014	200,000	2,288	—	106.60
Fiscal 2013	200,000	2,451	—	102.84
Fiscal 2012	200,000	2,670	—	97.81	(9)
Fiscal 2011	200,000	2,862	—	N/A
Fiscal 2010	—	—	—	N/A
Fiscal 2009	—	—	—	N/A

Total Debt Securities
Fiscal 2018	$801,216	$2,770	$—	N/A
Fiscal 2017	866,923	2,709	—	N/A
Fiscal 2016	1,332,904	2,235	—	N/A
Fiscal 2015	1,504,648	2,288	—	N/A
Fiscal 2014	1,372,261	2,496	—	N/A
Fiscal 2013	1,156,067	2,451	—	N/A
Fiscal 2012	1,009,337	2,670	—	N/A
Fiscal 2011	1,053,443	2,862	—	N/A
Fiscal 2010	1,060,616	2,671	—	N/A
Fiscal 2009	1,057,601	2,320	—	N/A

(1)	Total amount of each class of senior securities outstanding at the end of the period presented.

(2)
The asset coverage ratio for a class of senior securities representing indebtedness is calculated as our total assets, less all liabilities and indebtedness not represented by senior securities, divided by senior securities representing indebtedness. This asset coverage ratio is multiplied by $1,000 to determine the Asset Coverage Per Unit.

(3)	The amount to which such class of senior security would be entitled upon the involuntary liquidation of the issuer in preference to any security junior to it.

(4)
Not applicable, except for with respect to the 2042 Notes, the 2043 Notes, and the Convertible Notes, as other senior securities do not have sufficient trading for an average market value per unit to be determined. The average market value per unit for each of the 2042 Notes, the 2043 Notes, and the Convertible Notes is based on the closing daily prices of such notes and is expressed per $100 of indebtedness (including for the 2042 Notes and the 2043 Notes, which were issued in $25 increments).

(5)	Included in this amount is foreign currency debt obligations as outlined in Note 8 to the financial statements included elsewhere in this prospectus.

(6)
On October 4, 2015, the Senior Secured Notes, which had an outstanding principal balance of $225,000, matured and were repaid in full. On September 29, 2016, the Senior Secured Notes, Series A, which had an outstanding principal balance of $29,000, matured and were repaid in full.

(7)
On October 16, 2017, the Company redeemed the entire $150 million aggregate principal amount outstanding of the 2042 Notes in accordance with the terms of the indenture governing the 2042 Notes, before its stated maturity.

(8)	On January 15, 2016, the Convertible Notes, which had an outstanding principal balance of $200,000, matured and were repaid in full.

(9)	Restrictive legends were removed in 2012.
Conversion and Exchange
If any debt securities are convertible into or exchangeable for other securities, the prospectus supplement will explain the terms and conditions of the conversion or exchange, including the conversion price or exchange ratio (or the calculation method), the conversion or exchange period (or how the period will be determined), if conversion or exchange will be mandatory or at the option of the holder or us, provisions for adjusting the conversion price or the exchange ratio and provisions affecting conversion or exchange in the event of the redemption of the underlying debt securities. These terms may also include provisions under which the number or amount of other securities to be received by the holders of the debt securities upon conversion or exchange would be calculated according to the market price of the other securities as of a time stated in the prospectus supplement.
Issuance of Securities in Registered Form
We may issue the debt securities in registered form, in which case we may issue them either in book-entry form only or in “certificated” form. Debt securities issued in book-entry form will be represented by global securities. We expect that we will usually issue debt securities in book-entry only form represented by global securities.
We also will have the option of issuing debt securities in non-registered form as bearer securities if we issue the securities outside the United States to non-U.S. persons. In that case, the prospectus supplement will set forth the mechanics for holding the bearer securities, including the procedures for receiving payments, for exchanging the bearer securities, including the procedures for receiving payments, for exchanging the bearer securities for registered securities of the same series, and for receiving notices. The prospectus supplement will also describe the requirements with respect to our maintenance of offices or agencies outside the United States and the applicable U.S. federal tax law requirements.
Book-Entry Holders
We will issue registered debt securities in book-entry form only, unless we specify otherwise in the applicable prospectus supplement. This means debt securities will be represented by one or more global securities registered in the name of a depositary that will hold them on behalf of financial institutions that participate in the depositary’s book-entry system. These participating institutions, in turn, hold beneficial interests in the debt securities held by the depositary or its nominee. These institutions may hold these interests on behalf of themselves or customers.
Under the indenture, only the person in whose name a debt security is registered is recognized as the holder of that debt security. Consequently, for debt securities issued in book-entry form, we will recognize only the depositary as the holder of the debt securities and we will make all payments on the debt securities to the depositary. The depositary will then pass along the payments it receives to its participants, which in turn will pass the payments along to their customers who are the beneficial owners. The depositary and its participants do so under agreements they have made with one another or with their customers; they are not obligated to do so under the terms of the debt securities.
As a result, investors will not own debt securities directly. Instead, they will own beneficial interests in a global security, through a bank, broker or other financial institution that participates in the depositary’s book-entry system or holds an interest through a participant. As long as the debt securities are represented by one or more global securities, investors will be indirect holders, and not holders, of the debt securities.
Street Name Holders
In the future, we may issue debt securities in certificated form or terminate a global security. In these cases, investors may choose to hold their debt securities in their own names or in “street name.” Debt securities held in street name are registered in the name of a bank, broker or other financial institution chosen by the investor, and the investor would hold a beneficial interest in those debt securities through the account he or she maintains at that institution.
For debt securities held in street name, we will recognize only the intermediary banks, brokers and other financial institutions in whose names the debt securities are registered as the holders of those debt securities and we will make all payments on those debt securities to them. These institutions will pass along the payments they receive to their customers who are the beneficial owners, but only because they agree to do so in their customer agreements or because they are legally required to do so. Investors who hold debt securities in street name will be indirect holders, and not holders, of the debt securities.
Legal Holders
Our obligations, as well as the obligations of the applicable trustee and those of any third parties employed by us or the applicable trustee, run only to the legal holders of the debt securities. We do not have obligations to investors who hold beneficial interests in global securities, in street name or by any other indirect means. This will be the case whether an investor chooses to be an indirect holder of a debt security or has no choice because we are issuing the debt securities only in book-entry form.
For example, once we make a payment or give a notice to the holder, we have no further responsibility for the payment or notice even if that holder is required, under agreements with depositary participants or customers or by law, to pass it along to the indirect holders but does not do so. Similarly, if we want to obtain the approval of the holders for any purpose (for example, to amend an indenture or to relieve us of the consequences of a default or of our obligation to comply with a particular provision of an indenture), we would seek the approval only from the holders, and not the indirect holders, of the debt securities. Whether and how the holders contact the indirect holders is up to the holders.
When we refer to you, we mean those who invest in the debt securities being offered by this prospectus, whether they are the holders or only indirect holders of those debt securities. When we refer to your debt securities, we mean the debt securities in which you hold a direct or indirect interest.
Special Considerations for Indirect Holders
If you hold debt securities through a bank, broker or other financial institution, either in book-entry form or in street name, we urge you to check with that institution to find out:

•	how it handles securities payments and notices,

•	whether it imposes fees or charges,

•	how it would handle a request for the holders’ consent, if ever required,

•	whether and how you can instruct it to send you debt securities registered in your own name so you can be a holder, if that is permitted in the future for a particular series of debt securities,

•	how it would exercise rights under the debt securities if there were a default or other event triggering the need for holders to act to protect their interests, and

•	if the debt securities are in book-entry form, how the depositary’s rules and procedures will affect these matters.
Global Securities
As noted above, we usually will issue debt securities as registered securities in book-entry form only. A global security represents one or any other number of individual debt securities. Generally, all debt securities represented by the same global securities will have the same terms.
Each debt security issued in book-entry form will be represented by a global security that we deposit with and register in the name of a financial institution or its nominee that we select. The financial institution that we select for this purpose is called the depositary. Unless we specify otherwise in the applicable prospectus supplement, The Depository Trust Company, New York, New York, known as DTC, will be the depositary for all debt securities issued in book-entry form.
A global security may not be transferred to or registered in the name of anyone other than the depositary or its nominee, unless special termination situations arise. We describe those situations below under “Special Situations when a Global Security Will Be Terminated”. As a result of these arrangements, the depositary, or its nominee, will be the sole registered owner and holder of all debt securities represented by a global security, and investors will be permitted to own only beneficial interests in a global security. Beneficial interests must be held by means of an account with a broker, bank or other financial institution that in turn has an account with the depositary or with another institution that has an account with the depositary. Thus, an investor whose security is represented by a global security will not be a holder of the debt security, but only an indirect holder of a beneficial interest in the global security.

Special Considerations for Global Securities
As an indirect holder, an investor’s rights relating to a global security will be governed by the account rules of the investor’s financial institution and of the depositary, as well as general laws relating to securities transfers. The depositary that holds the global security will be considered the holder of the debt securities represented by the global security.
If debt securities are issued only in the form of a global security, an investor should be aware of the following:

•
An investor cannot cause the debt securities to be registered in his or her name, and cannot obtain certificates for his or her interest in the debt securities, except in the special situations we describe below.

•
An investor will be an indirect holder and must look to his or her own bank or broker for payments on the debt securities and protection of his or her legal rights relating to the debt securities, as we describe under “Issuance of Securities in Registered Form” above.

•	An investor may not be able to sell interests in the debt securities to some insurance companies and other institutions that are required by law to own their securities in non-book-entry form.

•
An investor may not be able to pledge his or her interest in a global security in circumstances where certificates representing the debt securities must be delivered to the lender or other beneficiary of the pledge in order for the pledge to be effective.

•
The depositary’s policies, which may change from time to time, will govern payments, transfers, exchanges and other matters relating to an investor’s interest in a global security. We and the trustee have no responsibility for any aspect of the depositary’s actions or for its records of ownership interests in a global security. We and the trustee also do not supervise the depositary in any way.

•	If we redeem less than all the debt securities of a particular series being redeemed, DTC’s practice is to determine by lot the amount to be redeemed from each of its participants holding that series.

•
An investor is required to give notice of exercise of any option to elect repayment of its debt securities, through its participant, to the applicable trustee and to deliver the related debt securities by causing its participant to transfer its interest in those debt securities, on DTC’s records, to the applicable trustee.

•
DTC requires that those who purchase and sell interests in a global security deposited in its book-entry system use immediately available funds. Your broker or bank may also require you to use immediately available funds when purchasing or selling interests in a global security.

•
Financial institutions that participate in the depositary’s book-entry system, and through which an investor holds its interest in a global security, may also have their own policies affecting payments, notices and other matters relating to the debt securities. There may be more than one financial intermediary in the chain of ownership for an investor. We do not monitor and are not responsible for the actions of any of those intermediaries.

Special Situations when a Global Security will be Terminated
In a few special situations described below, a global security will be terminated and interests in it will be exchanged for certificates in non-book-entry form (certificated securities). After that exchange, the choice of whether to hold the certificated debt securities directly or in street name will be up to the investor. Investors must consult their own banks or brokers to find out how to have their interests in a global security transferred on termination to their own names, so that they will be holders. We have described the rights of legal holders and street name investors under “Issuance of Securities in Registered Form” above.
The special situations for termination of a global security are as follows:

•
if the depositary notifies us that it is unwilling, unable or no longer qualified to continue as depositary for that global security, and we do not appoint another institution to act as depositary within 60 days,

•	if we notify the trustee that we wish to terminate that global security, or

•	if an event of default has occurred with regard to the debt securities represented by that global security and has not been cured or waived; we discuss defaults later under “Events of Default.”
The prospectus supplement may list situations for terminating a global security that would apply only to the particular series of debt securities covered by the prospectus supplement. If a global security is terminated, only the depositary, and not we or the applicable trustee, is responsible for deciding the names of the institutions in whose names the debt securities represented by the global security will be registered and, therefore, who will be the holders of those debt securities.
Payment and Paying Agents
We will pay interest to the person listed in the applicable trustee’s records as the owner of the debt security at the close of business on a particular day in advance of each due date for interest, even if that person no longer owns the debt security on the interest due date. That day, usually about two weeks in advance of the interest due date, is called the “record date.” Because we will pay all the interest for an interest period to the holders on the record date, holders buying and selling debt securities must work out between themselves the appropriate purchase price. The most common manner is to adjust the sales price of the debt securities to prorate interest fairly between buyer and seller based on their respective ownership periods within the particular interest period. This prorated interest amount is called “accrued interest.”
Payments on Global Securities
We will make payments on a global security in accordance with the applicable policies of the depositary as in effect from time to time. Under those policies, we will make payments directly to the depositary, or its nominee, and not to any indirect holders who own beneficial interests in the global security. An indirect holder’s right to those payments will be governed by the rules and practices of the depositary and its participants, as described under “—Special Considerations for Global Securities.”
Payments on Certificated Securities
We will make payments on a certificated debt security as follows. We will pay interest that is due on an interest payment date by check mailed on the interest payment date to the holder at his or her address shown on the trustee’s records as of the close of business on the regular record date. We will make all payments of principal and premium, if any, by check at the office of the applicable trustee in New York, NY and/or at other offices that may be specified in the prospectus supplement or in a notice to holders against surrender of the debt security.
Alternatively, if the holder asks us to do so, we will pay any amount that becomes due on the debt security by wire transfer of immediately available funds to an account at a bank in New York City, on the due date. To request payment by wire, the holder must give the applicable trustee or other paying agent appropriate transfer instructions at least 15 business days before the requested wire payment is due. In the case of any interest payment due on an interest payment date, the instructions must be given by the person who is the holder on the relevant regular record date. Any wire instructions, once properly given, will remain in effect unless and until new instructions are given in the manner described above.
Payment When Offices Are Closed
If any payment is due on a debt security on a day that is not a business day, we will make the payment on the next day that is a business day. Payments made on the next business day in this situation will be treated under the indenture as if they were made on the original due date, except as otherwise indicated in the attached prospectus supplement. Such payment will not result in a default under any debt security or the indenture, and no interest will accrue on the payment amount from the original due date to the next day that is a business day.
Book-entry and other indirect holders should consult their banks or brokers for information on how they will receive payments on their debt securities.
Events of Default
You will have rights if an Event of Default occurs in respect of the debt securities of your series and is not cured, as described later in this subsection.
The term “Event of Default” in respect of the debt securities of your series means any of the following:

•	We do not pay the principal of, or any premium on, a debt security of the series on its due date.

•	We do not pay interest on a debt security of the series within 30 days of its due date.

•	We do not deposit any sinking fund payment in respect of debt securities of the series on its due date.

•
We remain in breach of a covenant in respect of debt securities of the series for 60 days after we receive a written notice of default stating we are in breach. The notice must be sent by either the trustee or holders of at least 25% of the principal amount of debt securities of the series.

•	We file for bankruptcy or certain other events of bankruptcy, insolvency or reorganization occur.

•	Any other Event of Default in respect of debt securities of the series described in the prospectus supplement occurs.

An Event of Default for a particular series of debt securities does not necessarily constitute an Event of Default for any other series of debt securities issued under the same or any other indenture. The trustee may withhold notice to the holders of debt securities of any default, except in the payment of principal, premium or interest, if it considers the withholding of notice to be in the best interests of the holders.
Remedies if an Event of Default Occurs
If an Event of Default has occurred and has not been cured, the trustee or the holders of at least 25% in principal amount of the debt securities of the affected series may declare the entire principal amount of all the debt securities of that series to be due and immediately payable. This is called a declaration of acceleration of maturity. A declaration of acceleration of maturity may be canceled by the holders of a majority in principal amount of the debt securities of the affected series.
Except in cases of default, where the trustee has some special duties, the trustee is not required to take any action under the indenture at the request of any holders unless the holders offer the trustee reasonable protection from expenses and liability (called an “indemnity”). (Section 315 of the Trust Indenture Act of 1939) If reasonable indemnity is provided, the holders of a majority in principal amount of the outstanding debt securities of the relevant series may direct the time, method and place of conducting any lawsuit or other formal legal action seeking any remedy available to the trustee. The trustee may refuse to follow those directions in certain circumstances. No delay or omission in exercising any right or remedy will be treated as a waiver of that right, remedy or Event of Default.
Before you are allowed to bypass your trustee and bring your own lawsuit or other formal legal action or take other steps to enforce your rights or protect your interests relating to the debt securities, the following must occur:

•	You must give your trustee written notice that an Event of Default has occurred and remains uncured.

•
The holders of at least 25% in principal amount of all outstanding debt securities of the relevant series must make a written request that the trustee take action because of the default and must offer reasonable indemnity to the trustee against the cost and other liabilities of taking that action.

•	The trustee must not have taken action for 60 days after receipt of the above notice and offer of indemnity.

•	The holders of a majority in principal amount of the debt securities must not have given the trustee a direction inconsistent with the above notice during that 60-day period.
However, you are entitled at any time to bring a lawsuit for the payment of money due on your debt securities on or after the due date.
Holders of a majority in principal amount of the debt securities of the affected series may waive any past defaults other than

•	the payment of principal, any premium or interest or

•	in respect of a covenant that cannot be modified or amended without the consent of each holder.
Book-entry and other indirect holders should consult their banks or brokers for information on how to give notice or direction to or make a request of the trustee and how to declare or cancel an acceleration of maturity.
Each year, we will furnish to each trustee a written statement of certain of our officers certifying that to their knowledge we are in compliance with the indenture and the debt securities or else specifying any default.
Merger or Consolidation
Under the terms of the indenture, we are generally permitted to consolidate or merge with another entity. We are also permitted to sell all or substantially all of our assets to another entity. However, we may not take any of these actions unless all the following conditions are met:

•	Where we merge out of existence or sell our assets, the resulting entity must agree to be legally responsible for our obligations under the debt securities.

•
The merger or sale of assets must not cause a default on the debt securities and we must not already be in default (unless the merger or sale would cure the default). For purposes of this no-default test, a default would include an Event of Default that has occurred and has not been cured, as described under “Events of Default” above. A default for this purpose would also include any event that would be an Event of Default if the requirements for giving us a notice of default or our default having to exist for a specific period of time were disregarded.

•
Under the indenture, no merger or sale of assets may be made if as a result any of our property or assets or any property or assets of one of our subsidiaries, if any, would become subject to any mortgage, lien or other encumbrance unless either (i) the mortgage, lien or other encumbrance could be created pursuant to the limitation on liens covenant in the indenture (see “Indenture Provisions—Limitation on Liens” below) without equally and ratably securing the indenture securities or (ii) the indenture securities are secured equally and ratably with or prior to the debt secured by the mortgage, lien or other encumbrance.

•	We must deliver certain certificates and documents to the trustee.

•	We must satisfy any other requirements specified in the prospectus supplement relating to a particular series of debt securities.
Modification or Waiver
There are three types of changes we can make to the indenture and the debt securities issued thereunder.
Changes Requiring Your Approval
First, there are changes that we cannot make to your debt securities without your specific approval. The following is a list of those types of changes:

•	change the stated maturity of the principal of, or interest on, a debt security;

•	reduce any amounts due on a debt security;

•	reduce the amount of principal payable upon acceleration of the maturity of a security following a default;

•	adversely affect any right of repayment at the holder’s option;

•	change the place (except as otherwise described in the prospectus or prospectus supplement) or currency of payment on a debt security;

•	impair your right to sue for payment;

•	adversely affect any right to convert or exchange a debt security in accordance with its terms;

•	modify the subordination provisions in the indenture in a manner that is adverse to holders of the debt securities;

•	reduce the percentage of holders of debt securities whose consent is needed to modify or amend the indenture;

•	reduce the percentage of holders of debt securities whose consent is needed to waive compliance with certain provisions of the indenture or to waive certain defaults;

•
modify any other aspect of the provisions of the indenture dealing with supplemental indentures, modification and waiver of past defaults, changes to the quorum or voting requirements or the waiver of certain covenants; and

•	change any obligation we have to pay additional amounts.
Changes Not Requiring Approval
The second type of change does not require any vote by the holders of the debt securities. This type is limited to clarifications and certain other changes that would not adversely affect holders of the outstanding debt securities in any material respect. We also do not need any approval to make any change that affects only debt securities to be issued under the indenture after the change takes effect.
Changes Requiring Majority Approval
Any other change to the indenture and the debt securities would require the following approval:

•	If the change affects only one series of debt securities, it must be approved by the holders of a majority in principal amount of that series.

•
If the change affects more than one series of debt securities issued under the same indenture, it must be approved by the holders of a majority in principal amount of all of the series affected by the change, with all affected series voting together as one class for this purpose.

In each case, the required approval must be given by written consent.
The holders of a majority in principal amount of all of the series of debt securities issued under an indenture, voting together as one class for this purpose, may waive our compliance with some of our covenants in that indenture. However, we cannot obtain a waiver of a payment default or of any of the matters covered by the bullet points included above under “—Changes Requiring Your Approval.”
Further Details Concerning Voting
When taking a vote, we will use the following rules to decide how much principal to attribute to a debt security:

•
For original issue discount securities, we will use the principal amount that would be due and payable on the voting date if the maturity of these debt securities were accelerated to that date because of a default.

•	For debt securities whose principal amount is not known (for example, because it is based on an index), we will use a special rule for that debt security described in the prospectus supplement.

•	For debt securities denominated in one or more foreign currencies, we will use the U.S. dollar equivalent.
Debt securities will not be considered outstanding, and therefore not eligible to vote, if we have deposited or set aside in trust money for their payment or redemption. Debt securities will also not be eligible to vote if they have been fully defeased as described later under “Defeasance—Full Defeasance.”
We will generally be entitled to set any day as a record date for the purpose of determining the holders of outstanding indenture securities that are entitled to vote or take other action under the indenture. If we set a record date for a vote or other action to be taken by holders of one or more series, that vote or action may be taken only by persons who are holders of outstanding indenture securities of those series on the record date and must be taken within eleven months following the record date.
Book-entry and other indirect holders should consult their banks or brokers for information on how approval may be granted or denied if we seek to change the indenture or the debt securities or request a waiver.
Defeasance
The following provisions will be applicable to each series of debt securities unless we state in the applicable prospectus supplement that the provisions of covenant defeasance and full defeasance will not be applicable to that series.
Covenant Defeasance
Under current United States federal tax law, we can make the deposit described below and be released from some of the restrictive covenants in the indenture under which the particular series was issued. This is called “covenant defeasance”. In that event, you would lose the protection of those restrictive covenants but would gain the protection of having money and government securities set aside in trust to repay your debt securities. If applicable, you also would be released from the subordination provisions described under “Indenture Provisions—Subordination” below. In order to achieve covenant defeasance, we must do the following:

•
If the debt securities of the particular series are denominated in U.S. dollars, we must deposit in trust for the benefit of all holders of such debt securities a combination of money and United States government or United States government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates.

•
We must deliver to the trustee a legal opinion of our counsel confirming that, under current United States federal income tax law, we may make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit and just repaid the debt securities ourselves at maturity.

We must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act, as amended, and a legal opinion and officers’ certificate stating that all conditions precedent to covenant defeasance have been complied with.
If we accomplish covenant defeasance, you can still look to us for repayment of the debt securities if there were a shortfall in the trust deposit or the trustee is prevented from making payment. In fact, if one of the remaining Events of Default occurred (such as our bankruptcy) and the debt securities became immediately due and payable, there might be a shortfall. Depending on the event causing the default, you may not be able to obtain payment of the shortfall.

Full Defeasance
If there is a change in United States federal tax law, as described below, we can legally release ourselves from all payment and other obligations on the debt securities of a particular series (called “full defeasance”) if we put in place the following other arrangements for you to be repaid:

•
If the debt securities of the particular series are denominated in U.S. dollars, we must deposit in trust for the benefit of all holders of such debt securities a combination of money and United States government or United States government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates.

•
We must deliver to the trustee a legal opinion confirming that there has been a change in current United States federal tax law or an IRS ruling that allows us to make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit and just repaid the debt securities ourselves at maturity. Under current United States federal tax law, the deposit and our legal release from the debt securities would be treated as though we paid you your share of the cash and notes or bonds at the time the cash and notes or bonds were deposited in trust in exchange for your debt securities and you would recognize gain or loss on the debt securities at the time of the deposit.

•
We must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act, as amended, and a legal opinion and officers’ certificate stating that all conditions precedent to defeasance have been complied with.

If we ever did accomplish full defeasance, as described above, you would have to rely solely on the trust deposit for repayment of the debt securities. You could not look to us for repayment in the unlikely event of any shortfall. Conversely, the trust deposit would most likely be protected from claims of our lenders and other creditors if we ever became bankrupt or insolvent. If applicable, you would also be released from the subordination provisions described later under “Indenture Provisions—Subordination”.
Form, Exchange and Transfer of Certificated Registered Securities
If registered debt securities cease to be issued in book-entry form, they will be issued:

•	only in fully registered certificated form,

•	without interest coupons, and

•	unless we indicate otherwise in the prospectus supplement, in denominations of $1,000 and amounts that are multiples of $1,000.
Holders may exchange their certificated securities for debt securities of smaller denominations or combined into fewer debt securities of larger denominations, as long as the total principal amount is not changed.
Holders may exchange or transfer their certificated securities at the office of their trustee. We have appointed the trustee to act as our agent for registering debt securities in the names of holders transferring debt securities. We may appoint another entity to perform these functions or perform them ourselves.
Holders will not be required to pay a service charge to transfer or exchange their certificated securities, but they may be required to pay any tax or other governmental charge associated with the transfer or exchange. The transfer or exchange will be made only if our transfer agent is satisfied with the holder’s proof of legal ownership.
If we have designated additional transfer agents for your debt security, they will be named in your prospectus supplement. We may appoint additional transfer agents or cancel the appointment of any particular transfer agent. We may also approve a change in the office through which any transfer agent acts.
If any certificated securities of a particular series are redeemable and we redeem less than all the debt securities of that series, we may block the transfer or exchange of those debt securities during the period beginning 15 days before the day we mail the notice of redemption and ending on the day of that mailing, in order to freeze the list of holders to prepare the mailing. We may also refuse to register transfers or exchanges of any certificated securities selected for redemption, except that we will continue to permit transfers and exchanges of the unredeemed portion of any debt security that will be partially redeemed.
If a registered debt security is issued in book-entry form, only the depositary will be entitled to transfer and exchange the debt security as described in this subsection, since it will be the sole holder of the debt security.

Resignation of Trustee
Each trustee may resign or be removed with respect to one or more series of indenture securities provided that a successor trustee is appointed to act with respect to these series. In the event that two or more persons are acting as trustee with respect to different series of indenture securities under the indenture, each of the trustees will be a trustee of a trust separate and apart from the trust administered by any other trustee.
Indenture Provisions—Limitation on Liens
If we issue indenture securities that are denominated as senior debt securities, we covenant in the indenture that neither we nor any of our subsidiaries, if any, will pledge or subject to any lien any of our or their property or assets unless those senior debt securities issued under the indenture are secured by this pledge or lien equally and ratably with other indebtedness thereby secured. There are excluded from this covenant liens created to secure obligations for the purchase price of physical property, liens of a subsidiary securing indebtedness owed to us, liens existing on property acquired upon exercise of rights arising out of defaults on receivables acquired in the ordinary course of business, sales of receivables accounted for as secured indebtedness in accordance with generally accepted accounting principles, certain liens not related to the borrowing of money and other liens not securing borrowed money aggregating less than $500,000.
Indenture Provisions—Subordination
Upon any distribution of our assets upon our dissolution, winding up, liquidation or reorganization, the payment of the principal of (and premium, if any) and interest, if any, on any indenture securities denominated as subordinated debt securities is to be subordinated to the extent provided in the indenture in right of payment to the prior payment in full of all Senior Indebtedness (as defined below), but our obligation to you to make payment of the principal of (and premium, if any) and interest, if any, on such subordinated debt securities will not otherwise be affected. In addition, no payment on account of principal (or premium, if any), sinking fund or interest, if any, may be made on such subordinated debt securities at any time unless full payment of all amounts due in respect of the principal (and premium, if any), sinking fund and interest on Senior Indebtedness has been made or duly provided for in money or money’s worth.
In the event that, notwithstanding the foregoing, any payment by us is received by the trustee in respect of subordinated debt securities or by the holders of any of such subordinated debt securities before all Senior Indebtedness is paid in full, the payment or distribution must be paid over to the holders of the Senior Indebtedness or on their behalf for application to the payment of all the Senior Indebtedness remaining unpaid until all the Senior Indebtedness has been paid in full, after giving effect to any concurrent payment or distribution to the holders of the Senior Indebtedness. Subject to the payment in full of all Senior Indebtedness upon this distribution by us, the holders of such subordinated debt securities will be subrogated to the rights of the holders of the Senior Indebtedness to the extent of payments made to the holders of the Senior Indebtedness out of the distributive share of such subordinated debt securities.
By reason of this subordination, in the event of a distribution of our assets upon our insolvency, certain of our senior creditors may recover more, ratably, than holders of any subordinated debt securities. The indenture provides that these subordination provisions will not apply to money and securities held in trust under the defeasance provisions of the indenture.
Senior Indebtedness is defined in the indenture as the principal of (and premium, if any) and unpaid interest on:

•
our indebtedness (including indebtedness of others guaranteed by us), whenever created, incurred, assumed or guaranteed, for money borrowed (other than indenture securities issued under the indenture and denominated as subordinated debt securities), unless in the instrument creating or evidencing the same or under which the same is outstanding it is provided that this indebtedness is not senior or prior in right of payment to the subordinated debt securities, and

•	renewals, extensions, modifications and refinancings of any of this indebtedness.
If this prospectus is being delivered in connection with the offering of a series of indenture securities denominated as subordinated debt securities, the accompanying prospectus supplement will set forth the approximate amount of our Senior Indebtedness outstanding as of a recent date.
The Trustee under the Indenture
U.S. Bank National Association will serve as the trustee under the indenture.
Certain Considerations Relating to Foreign Currencies
Debt securities denominated or payable in foreign currencies may entail significant risks. These risks include the possibility of significant fluctuations in the foreign currency markets, the imposition or modification of foreign exchange controls and potential illiquidity in the secondary market. These risks will vary depending upon the currency or currencies involved and will be more fully described in the applicable prospectus supplement.

DESCRIPTION OF OUR UNITS
As specified in the applicable prospectus supplement, we may issue units comprised of one or more of the other securities described in this prospectus in any combination. Each unit may also include debt obligations of third parties, such as U.S. Treasury securities. Each unit will be issued so that the holder of the unit is also the holder of each security included in the unit. Thus, the holder of a unit will have the rights and obligations of a holder of each included security. The prospectus supplement will describe:

•
the designation and terms of the units and of the securities comprising the units, including whether and under what circumstances the securities comprising the units may be held or transferred separately;

•	a description of the terms of any unit agreement governing the units;

•	a description of the provisions for the payment, settlement, transfer or exchange of the units; and

•	whether the units will be issued in fully registered or global form.
The descriptions of the units and any applicable underlying security or pledge or depositary arrangements in this prospectus and in any prospectus supplement are summaries of the material provisions of the applicable agreements and are subject to, and qualified in their entirety by reference to, the terms and provisions of the applicable agreements, forms of which have been or will be filed as exhibits to the registration statement of which this prospectus forms a part.

DESCRIPTION OF OUR SUBSCRIPTION RIGHTS
We may issue subscription rights to our stockholders to purchase common stock or other securities. Subscription rights may or may not be transferable by the person purchasing or receiving the subscription rights. Any subscription rights offered as a combination with other securities would be treated as an offering of our units. See “Description of our Units.” In connection with a subscription rights offering to our stockholders, we would distribute certificates evidencing the subscription rights and a prospectus supplement to our stockholders on the record date that we set for receiving subscription rights in such subscription rights offering.
The applicable prospectus supplement would describe the following terms of subscription rights in respect of which this prospectus is being delivered:

•
the period of time the offering would remain open (which shall be open a minimum number of days such that all record holders would be eligible to participate in the offering and shall not be open longer than 120 days);

•	the title of such subscription rights;

•	the exercise price for such subscription rights (or method of calculation thereof if the price is not a specific dollar amount);

•
the ratio of the offering (which, in the case of transferable rights for common stock, will require a minimum of three shares to be held of record before a person is entitled to purchase an additional share);

•	the number of such subscription rights issued to each stockholder;

•	the extent to which such subscription rights are transferable and the market on which they may be traded if they are transferable;

•	if applicable, a discussion of certain U.S. federal income tax considerations applicable to the issuance or exercise of such subscription rights;

•	the date on which the right to exercise such subscription rights shall commence, and the date on which such right shall expire (subject to any extension);

•	the extent to which such subscription rights include an over-subscription privilege with respect to unsubscribed securities and the terms of such over-subscription privilege;

•	any termination right we may have in connection with such subscription rights offering; and

•	any other terms of such subscription rights, including exercise, settlement and other procedures and limitations relating to the transfer and exercise of such subscription rights.
Exercise of Subscription Rights
Each subscription right would entitle the holder of the subscription right to purchase for cash such amount of shares of the security being offered at such exercise price as shall in each case be set forth in, or be determinable as set forth in, the prospectus supplement relating to the subscription rights offered thereby. Subscription rights may be exercised at any time up to the close of business on the expiration date for such subscription rights set forth in the prospectus supplement. After the close of business on the expiration date, all unexercised subscription rights would become void.
Subscription rights may be exercised as set forth in the prospectus supplement relating to the subscription rights offered thereby. Upon receipt of payment and the subscription rights certificate properly completed and duly executed at the corporate trust office of the subscription rights agent or any other office indicated in the prospectus supplement we will forward, as soon as practicable, the shares of common stock purchasable upon such exercise. To the extent permissible under applicable law, we may determine to offer any unsubscribed offered securities directly to persons other than stockholders, to or through agents, underwriters or dealers or through a combination of such methods, as set forth in the applicable prospectus supplement.

DESCRIPTION OF OUR PURCHASE CONTRACTS
As may be specified in a prospectus supplement, we may issue purchase contracts obligating holders to purchase from us, and us to sell to the holders, a number of debt securities, shares of common stock or preferred stock, or other securities described in this prospectus or the applicable prospectus supplement at a future date or dates. The price of the securities or other property subject to the purchase contracts may be fixed at the time the purchase contracts are issued or may be determined by reference to a specific formula described in the purchase contracts. The purchase contracts may require us to make periodic payments to the holders of the purchase contracts. These payments may be unsecured or prefunded on some basis to be specified in the applicable prospectus supplement.
The applicable prospectus supplement relating to any purchase contracts will specify the material terms of the purchase contracts and any applicable pledge or depositary arrangements, including one or more of the following:

•
The stated amount that a holder will be obligated to pay under the purchase contract in order to purchase debt securities, common stock, preferred stock, or other securities described in this prospectus or the formula by which such amount shall be determined.

•
The settlement date or dates on which the holder will be obligated to purchase such securities. The prospectus supplement will specify whether the occurrence of any events may cause the settlement date to occur on an earlier date and the terms on which an early settlement would occur.

•	The events, if any, that will cause our obligations and the obligations of the holder under the purchase contract to terminate.

•
The settlement rate, which is a number that, when multiplied by the stated amount of a purchase contract, determines the number of securities that we or a trust will be obligated to sell and a holder will be obligated to purchase under that purchase contract upon payment of the stated amount of that purchase contract. The settlement rate may be determined by the application of a formula specified in the prospectus supplement. If a formula is specified, it may, subject to compliance with the 1940 Act, be based on the market price of such securities over a specified period or it may be based on some other reference statistic.

•
Whether the purchase contracts will be issued separately or as part of units consisting of a purchase contract and an underlying security with an aggregate principal amount equal to the stated amount. Any underlying securities will be pledged by the holder to secure its obligations under a purchase contract.

•
The type of underlying security, if any, that is pledged by the holder to secure its obligations under a purchase contract. Underlying securities may be debt securities, common stock, preferred stock, or other securities described in this prospectus or the applicable prospectus supplement.

•
The terms of the pledge arrangement relating to any underlying securities, including the terms on which distributions or payments of interest and principal on any underlying securities will be retained by a collateral agent, delivered to us or be distributed to the holder.

•
The amount of the contract fee, if any, that may be payable by us to the holder or by the holder to us, the date or dates on which the contract fee will be payable and the extent to which we or the holder, as applicable, may defer payment of the contract fee on those payment dates. The contract fee may be calculated as a percentage of the stated amount of the purchase contract or otherwise.

The preceding description sets forth certain general terms and provisions of the purchase contracts to which any prospectus supplement may relate. The particular terms of the purchase contracts to which any prospectus supplement may relate and the extent, if any, to which the general provisions may apply to the purchase contracts so offered will be described in the applicable prospectus supplement. To the extent that any particular terms of the purchase contracts described in a prospectus supplement differ from any of the terms described above, then the terms described above will be deemed to have been superseded by that prospectus supplement.

REGULATION
We have elected to be treated as a BDC under the 1940 Act and have elected to be treated as a RIC under Subchapter M of the Code. The 1940 Act contains prohibitions and restrictions relating to transactions between business development companies and their affiliates (including any investment advisers or sub-advisers), principal underwriters and affiliates of those affiliates or underwriters and requires that a majority of the directors be persons other than “interested persons,” as that term is defined in the 1940 Act. In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a BDC unless approved by a majority of our outstanding voting securities voting as a class. A majority of our outstanding voting securities is defined under the 1940 Act as the lesser of (i) 67% or more of our shares present at a meeting or represented by proxy if more than 50% of our outstanding shares are present or represented by proxy or (ii) more than 50% of our outstanding shares.
We may invest up to 100% of our assets in securities acquired directly from issuers in privately negotiated transactions. With respect to such securities, we may, for the purpose of public resale, be deemed an “underwriter” as that term is defined in the Securities Act. However, we may purchase or otherwise receive warrants to purchase the common stock of our portfolio companies in connection with acquisition financing or other investment. Similarly, in connection with an acquisition, we may acquire rights to require the issuers of acquired securities or their affiliates to repurchase them under certain circumstances. We also do not intend to acquire securities issued by any investment company that exceed the limits imposed by the 1940 Act. Under these limits, we generally cannot acquire more than 3% of the voting stock of any registered investment company, invest more than 5% of the value of our total assets in the securities of one registered investment company or invest more than 10% of the value of our total assets in the securities of more than one registered investment company. With regard to that portion of our portfolio invested in securities issued by registered investment companies, it should be noted that such investments might subject our stockholders to additional expenses. None of our policies is fundamental, and each may be changed without stockholder approval.
Qualifying Assets
Under the 1940 Act, a BDC may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which are referred to as “qualifying assets,” unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets. The principal categories of qualifying assets relevant to our business are the following:
(1) Securities of an “eligible portfolio company,” purchased in transactions not involving any public offering. An eligible portfolio company is defined in the 1940 Act as any issuer which:
(a) is organized under the laws of, and has its principal place of business in, the United States;
(b) is not an investment company (other than a small business investment company wholly owned by the BDC) or a company that would be an investment company but for certain exclusions under the 1940 Act; and
(c) satisfies any of the following:

•
does not have any class of securities listed on a national securities exchange or has a class of securities listed on a national securities exchange but has an aggregate market value of outstanding equity of less than $250 million.

•	is controlled by a BDC or a group of companies including a BDC, and the BDC has an affiliated person who is a director of the eligible portfolio company; or

•	is a small and solvent company having total assets of not more than $4 million and capital and surplus of not less than $2 million.
(2) Securities of any eligible portfolio company that we control.
(3) Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities were unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.
(4) Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60% of the outstanding equity of the eligible portfolio company.
(5) Securities received in exchange for or distributed on or with respect to securities described in (1) through (4) above, or pursuant to the exercise of options, warrants or rights relating to such securities.

(6) Cash, cash equivalents, U.S. Government securities or high-quality debt securities maturing in one year or less from the time of investment.
Managerial Assistance to Portfolio Companies
In addition, a BDC must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described in (1), (2) or (3) above. However, in order to count portfolio securities as qualifying assets for the purpose of the 70% test, the BDC must either control the issuer of the securities or must offer to make available to the issuer of the securities (other than small and solvent companies described above) significant managerial assistance; except that, where the BDC purchases such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance. Making available managerial assistance means, among other things, any arrangement whereby the BDC, through its directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company.
Temporary Investments
Pending investment in other types of “qualifying assets,” as described above, our investments may consist of cash, cash equivalents, U.S. Government securities or high-quality debt securities maturing in one year or less from the time of investment, which we refer to, collectively, as temporary investments, so that 70% of our assets are qualifying assets. Typically, we will invest in U.S. Treasury bills or in repurchase agreements, provided that such agreements are fully collateralized by cash or securities issued by the U.S. Government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price that is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements.
Senior Securities
We are permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to our common stock if our asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance. Effective April 4, 2019, we will be permitted to decrease our asset coverage to 150%. In addition, while any senior securities remain outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see “Risk Factors—Risks relating to our business and structure—Regulations governing our operation as a BDC will affect our ability to, and the way in which we, raise additional capital.”
Code of Ethics
We have adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act and we have also approved AIM’s code of ethics that was adopted by it in accordance with Rule 17j-1 and Rule 204A-1 under the Advisers Act. These codes of ethics establish procedures for personal investments and restrict certain personal securities transactions. Personnel subject to a code may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements. For information on how to obtain a copy of each code of ethics, see “Available Information.”
Proxy Voting Policies and Procedures
SEC-registered investment advisers that have the authority to vote (client) proxies (which authority may be implied from a general grant of investment discretion) are required to adopt policies and procedures reasonably designed to ensure that the Investment Adviser votes proxies in the best interests of its clients. Registered investment advisers also must maintain certain records on proxy voting. When Apollo Investment does have voting rights, it will delegate the exercise of such rights to AIM. AIM’s proxy voting policies and procedures are summarized below:
In determining how to vote, officers of our Investment Adviser will consult with each other and other investment professionals of Apollo, taking into account the interests of Apollo Investment and its investors as well as any potential conflicts of interest. Our Investment Adviser will consult with legal counsel to identify potential conflicts of interest. Where a potential conflict of interest exists, our Investment Adviser may, if it so elects, resolve it by following the recommendation of a disinterested third party, by seeking the direction of the independent directors of Apollo Investment or, in extreme cases, by abstaining from voting. While our Investment Adviser may retain an outside service to provide voting recommendations and to assist in analyzing votes, our investment adviser will not delegate its voting authority to any third party.

An officer of AIM will keep a written record of how all such proxies are voted. Our Investment Adviser will retain records of (1) proxy voting policies and procedures, (2) all proxy statements received (or it may rely on proxy statements filed on the SEC’s EDGAR system in lieu thereof), (3) all votes cast, (4) investor requests for voting information, and (5) any specific documents prepared or received in connection with a decision on a proxy vote. If it uses an outside service, our Investment Adviser may rely on such service to maintain copies of proxy statements and records, so long as such service will provide a copy of such documents promptly upon request.
Our Investment Adviser’s proxy voting policies are not exhaustive and are designed to be responsive to the wide range of issues that may be subject to a proxy vote. In general, our Investment Adviser will vote our proxies in accordance with these guidelines unless: (1) it has determined otherwise due to the specific and unusual facts and circumstances with respect to a particular vote, (2) the subject matter of the vote is not covered by these guidelines, (3) a material conflict of interest is present, or (4) we find it necessary to vote contrary to our general guidelines to maximize stockholder value or the best interests of Apollo Investment. In reviewing proxy issues, our Investment Adviser generally will use the following guidelines:
Elections of Directors: In general, our Investment Adviser will vote in favor of the management-proposed slate of directors. If there is a proxy fight for seats on a portfolio company’s board of directors or our investment adviser determines that there are other compelling reasons for withholding our vote, it will determine the appropriate vote on the matter. We may withhold votes for directors that fail to act on key issues, such as failure to: (1) implement proposals to declassify a board of directors, (2) implement a majority vote requirement, (3) submit a rights plan to a stockholder vote or (4) act on tender offers where a majority of stockholders have tendered their shares. Finally, our Investment Adviser may withhold votes for directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement.
Appointment of Independent Registered Public Accounting Firm: We believe that a portfolio company remains in the best position to choose its independent registered public accounting firm, and our Investment Adviser will generally support management’s recommendation in this regard.
Changes in Capital Structure: Changes in a portfolio company’s charter or bylaws may be required by state or federal regulation. In general, our Investment Adviser will cast our votes in accordance with the management on such proposals. However, our Investment Adviser will consider carefully any proposal regarding a change in corporate structure that is not required by state or federal regulation.
Corporate Restructurings, Mergers and Acquisitions: We believe proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, our Investment Adviser will analyze such proposals on a case-by-case basis and vote in accordance with its perception of our interests.
Proposals Affecting Stockholder Rights: We will generally vote in favor of proposals that give stockholders a greater voice in the affairs of a portfolio company and oppose any measure that seeks to limit such rights. However, when analyzing such proposals, our Investment Adviser will balance the financial impact of the proposal against any impairment of stockholder rights as well as of our investment in the portfolio company.
Corporate Governance: We recognize the importance of good corporate governance. Accordingly, our Investment Adviser will generally favor proposals that promote transparency and accountability within a portfolio company.
Anti-Takeover Measures: Our Investment Adviser will evaluate, on a case-by-case basis, any proposals regarding anti-takeover measures to determine the measure’s likely effect on stockholder value dilution.
Stock Splits: Our Investment Adviser will generally vote with management on stock split matters.
Limited Liability of Directors: Our Investment Adviser will generally vote with management on matters that could adversely affect the limited liability of directors.
Social and Corporate Responsibility: Our Investment Adviser will review proposals related to social, political and environmental issues to determine whether they may adversely affect stockholder value. Our Investment Adviser may abstain from voting on such proposals where they do not have a readily determinable financial impact on stockholder value.
Stockholders may obtain information, without charge, regarding how we voted proxies with respect to our portfolio securities by making a written request for proxy voting information to: Chief Compliance Officer, Apollo Investment Corporation, 9 West 57th Street, New York, NY 10019.
Other
We may also be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our Board of Directors who are not interested persons and, in some cases, prior approval by the SEC.

On March 29, 2016, we received an exemptive order from the SEC permitting us greater flexibility to negotiate the terms of co-investment transactions with certain of our affiliates, including investment funds managed by AIM or its affiliates, subject to the conditions included therein. Under the terms of the Order, a “required majority” (as defined in Section 57(o) of the 1940 Act) of our independent directors must be able to reach certain conclusions in connection with a co-investment transaction, including that (1) the terms of the proposed transaction are reasonable and fair to us and our stockholders and do not involve overreaching of us or our stockholders on the part of any person concerned and (2) the transaction is consistent with the interests of our stockholders and is consistent with our Board of Directors' approved criteria. In certain situations where co-investment with one or more funds managed by AIM or its affiliates is not covered by the Order, the personnel of AIM or its affiliates will need to decide which fund will proceed with the investment. Such personnel will make these determinations based on allocation policies and procedures, which are designed to reasonably ensure that investment opportunities are allocated fairly and equitably among affiliated funds over time and in a manner that is consistent with applicable laws, rules and regulations. The Order is subject to certain terms and conditions so there can be no assurance that we will be permitted to co-invest with certain of our affiliates other than in the circumstances currently permitted by regulatory guidance and the Order.
We will be periodically examined by the SEC for compliance with the 1940 Act.
We are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a BDC, we are prohibited from protecting any director or officer against any liability to Apollo Investment or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.
We and AIM have adopted and implemented written policies and procedures reasonably designed to prevent violation of the federal securities laws and intend to review these policies and procedures annually for their adequacy and the effectiveness of their implementation. We have designated a chief compliance officer to be responsible for administering our compliance policies and procedures.
Compliance with the Sarbanes-Oxley Act of 2002 and The Nasdaq Global Select Market Corporate Governance Regulations
The Sarbanes-Oxley Act of 2002 imposes a wide variety of regulatory requirements on publicly-held companies and their insiders. Many of these requirements affect us. The Sarbanes-Oxley Act has required us to review our policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and the regulations promulgated thereunder. We will continue to monitor our compliance with all future regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that we are in compliance therewith.

In addition, The Nasdaq Global Select Market also adopted corporate governance changes to its listing standards. We believe we are in compliance with such corporate governance listing standards. We will continue to monitor our compliance with all future listing standards and will take actions necessary to ensure that we are in compliance therewith.
CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT,
REGISTRAR AND TRUSTEE
Our securities are held under a custody agreement by JPMorgan Chase Bank, a global financial services firm. The address of the custodian is: 270 Park Avenue, New York, NY 10017. American Stock Transfer and Trust Company will act as our transfer agent, dividend paying agent and registrar. The principal business address of American Stock Transfer & Trust Company is: 6201 15th Avenue, Brooklyn, NY 11219, telephone number: (718) 921-8200. U.S. Bank National Association will act as the trustee. The principal business address of U.S. Bank National Association is: Global Corporate Trust Services, 100 Wall Street, New York, NY 10005.
BROKERAGE ALLOCATION AND OTHER PRACTICES
Since we generally acquire and dispose of our investments in privately negotiated transactions, we infrequently use brokers in the normal course of our business. From the commencement of our operations through March 31, 2017, we have not paid any brokerage commissions. Subject to policies established by our Board of Directors, our Investment Adviser is primarily responsible for the execution of the publicly traded securities portion of our portfolio transactions and the allocation of brokerage commissions. Our Investment Adviser does not execute transactions through any particular broker or dealer, but seeks to obtain the best net results for us, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While our Investment Adviser generally seeks reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, our Investment Adviser may select a broker based partly upon brokerage or research services provided to the Investment Adviser and us and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if our Investment Adviser determines in good faith that such commission is reasonable in relation to the services provided.

PLAN OF DISTRIBUTION
We may sell the securities in any of three ways (or in any combination): (a) through underwriters or dealers; (b) directly to a limited number of purchasers or to a single purchaser; or (c) through agents. The securities may be sold “at-the-market” to or through a market maker or into an existing trading market for the securities, on an exchange or otherwise. The prospectus supplement will set forth the terms of the offering of such securities, including:

•	the name or names of any underwriters, dealers or agents and the amounts of securities underwritten or purchased by each of them;

•	the offering price of the securities and the proceeds to us and any discounts, commissions or concessions allowed or reallowed or paid to dealers; and

•	any securities exchanges on which the securities may be listed.
In addition, pursuant to the terms of certain applicable registration rights agreements entered into by us, or that we may enter into in the future, certain holders of our securities may resell securities under this prospectus and as described in any related prospectus supplement.
Any offering price and any discounts or concessions allowed or reallowed or paid to dealers may be changed from time to time.
If underwriters are used in the sale of any securities, the securities will be acquired by the underwriters for their own accounts and may be resold from time to time in one or more transactions, including negotiated transactions, at a fixed public offering price or at varying prices determined at the time of sale. The securities may be either offered to the public through underwriting syndicates represented by managing underwriters, or directly by underwriters. Generally, the underwriters’ obligations to purchase the securities will be subject to certain conditions precedent. The underwriters will be obligated to purchase all of the securities if they purchase any of the securities.
In compliance with the guidelines of FINRA, the maximum compensation to the underwriters or dealers in connection with the sale of our securities pursuant to this prospectus and the accompanying supplement to this prospectus may not exceed 8% of the aggregate offering price of the securities as set forth on the cover page of the supplement to this prospectus.
We may sell the securities through agents from time to time. The prospectus supplement will name any agent involved in the offer or sale of the securities and any commissions we pay to them. Generally, any agent will be acting on a best efforts basis for the period of its appointment.
To the extent permissible under applicable law, we may determine to offer any unsubscribed offered securities directly to persons other than stockholders, to or through agents, underwriters or dealers or through a combination of such methods, as set forth in the applicable prospectus supplement.
If so indicated in the applicable prospectus supplement, we will authorize underwriters or other persons acting as our agents to solicit offers by certain institutions to purchase our securities from us pursuant to contracts providing for payment and delivery on a future date. Institutions with which such contracts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases such institutions must be approved by us. The obligations of any purchaser under any such contract will be subject to the condition that the purchase of our securities shall not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject. The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts. Such contracts will be subject only to those conditions set forth in the prospectus supplement, and the prospectus supplement will set forth the commission payable for solicitation of such contracts.
Agents and underwriters may be entitled to indemnification by us against certain civil liabilities, including liabilities under the Securities Act of 1933 or to contribution with respect to payments which the agents or underwriters may be required to make in respect thereof. Agents and underwriters may be customers of, engage in transactions with, or perform services for us in the ordinary course of business.
We may enter into derivative transactions with third parties or sell securities not covered by this prospectus to third parties in privately negotiated transactions. If the prospectus supplement applicable to those derivatives so indicates, the third parties may sell securities covered by this prospectus and the applicable prospectus supplement, including in short sale transactions. If so, the third party may use securities pledged by us or borrowed from us or others to settle those sales or to close out any related open borrowings of stock, and may use securities received from us in settlement of those derivatives to close out any related open borrowings of stock. The third party in such sale transactions will be an underwriter and, if not identified in this prospectus, will be identified in the applicable prospectus supplement (or a post-effective amendment). We or one of our affiliates may loan or pledge securities to a financial institution or other third party that in turn may sell the securities using this prospectus. Such financial institution or third party may transfer its short position to investors in our securities or in connection with a simultaneous offering of other securities offered by this prospectus or otherwise.
In order to comply with the securities laws of certain states, if applicable, our securities offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers.
LEGAL MATTERS
Certain legal matters regarding the securities offered by this prospectus will be passed upon for Apollo Investment by Skadden, Arps, Slate, Meagher & Flom LLP, New York, NY and Miles & Stockbridge P.C., Baltimore, MD. Certain legal matters in connection with the offering will be passed upon for the underwriters, if any, by the counsel named in the applicable prospectus supplement.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PricewaterhouseCoopers LLP located at 300 Madison Avenue, New York, NY 10017, is the independent registered public accounting firm of the Company. PricewaterhouseCoopers LLP audits the Company's financial statements and the effectiveness of the Company's internal control over financial reporting, and provides audit related services and tax services.
The financial statements as of March 31, 2018 and March 31, 2017 and for each of the three years in the period ended March 31, 2018 and management’s assessment of the effectiveness of internal control over financial reporting (which is included in Management’s Report on Internal Control over Financial Reporting) as of March 31, 2018 included in this Prospectus have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.
The consolidated financial statements of Merx Aviation Finance, LLC, and subsidiaries, for the years ended March 31, 2018 and March 31, 2017 included in this prospectus have been so included in reliance on the report of PricewaterhouseCoopers, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.
With respect to the unaudited financial information of Apollo Investment Corporation for the three month periods ended June 30, 2018 and 2017, included in this prospectus, PricewaterhouseCoopers LLP reported that they have applied limited procedures in accordance with professional standards for a review of such information. However, their separate report dated August 8, 2018 appearing herein states that they did not audit and they do not express an opinion on that unaudited financial information. Accordingly, the degree of reliance on their report on such information should be restricted in light of the limited nature of the review procedures applied. PricewaterhouseCoopers LLP is not subject to the liability provisions of Section 11 of the Securities Act of 1933 for their report on the unaudited financial information because that report is not a “report” or a “part” of the registration statement prepared or certified by PricewaterhouseCoopers LLP within the meaning of Sections 7 and 11 of the Act.
AVAILABLE INFORMATION
We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act of 1933, with respect to our securities offered by this prospectus. The registration statement contains additional information about us and the securities being offered by this prospectus.
We file with or submit to the SEC annual, quarterly and current periodic reports, proxy statements, codes of ethics and other information meeting the informational requirements of the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street, NE, Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC which are available on the SEC’s Internet site at http://www.sec.gov. In addition, information specifically regarding how we voted proxies relating to portfolio securities for the year ended March 31, 2018 is available without charge, upon request, by calling 212-515-3450. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

Management’s Report on Internal Control Over Financial Reporting
Management is responsible for establishing and maintaining adequate internal control over financial reporting, and for performing an assessment of the effectiveness of internal control over financial reporting as of March 31, 2018. Internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. The Company’s internal control over financial reporting includes those policies and procedures that (i) pertain to assets of the Company; (ii) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the Company are being made only in accordance with authorizations of management and directors of the Company; and (iii) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the Company’s assets that could have a material effect on the financial statements.
Management performed an assessment of the effectiveness of the Company’s internal control over financial reporting as of March 31, 2018 based upon criteria in Internal Control — Integrated Framework (2013) issued by the Committee of Sponsoring Organizations of the Treadway Commission (“COSO”). Based on our assessment, management determined that the Company’s internal control over financial reporting was effective as of March 31, 2018 based on the criteria on Internal Control — Integrated Framework issued by COSO.
The effectiveness of the Company’s internal control over financial reporting as of March 31, 2018 has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, as stated in their report which appears herein.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Apollo Investment Corporation:

Opinions on the Financial Statements and Internal Control over Financial Reporting

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Apollo Investment Corporation as of March 31, 2018 and 2017, and the related statements of operations, changes in net assets and cash flows for each of the three years in the period ended March 31, 2018, including the related notes (collectively referred to as the “financial statements”). We also have audited the Company's internal control over financial reporting as of March 31, 2018, based on criteria established in Internal Control - Integrated Framework (2013) issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO).

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of March 31, 2018 and 2017, and the results of its operations, changes in its net assets and its cash flows for each of the three years in the period ended March 31, 2018 in conformity with accounting principles generally accepted in the United States of America. Also in our opinion, the Company maintained, in all material respects, effective internal control over financial reporting as of March 31, 2018, based on criteria established in Internal Control - Integrated Framework (2013) issued by the COSO.

Basis for Opinions

The Company's management is responsible for these financial statements, for maintaining effective internal control over financial reporting, and for its assessment of the effectiveness of internal control over financial reporting, included in the accompanying Management’s Report on Internal Control Over Financial Reporting. Our responsibility is to express opinions on the Company’s financial statements and on the Company's internal control over financial reporting based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud, and whether effective internal control over financial reporting was maintained in all material respects.

Our audits of the financial statements included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2018 and 2017 by correspondence with the custodian, administrative agents, and portfolio companies. Our audit of internal control over financial reporting included obtaining an understanding of internal control over financial reporting, assessing the risk that a material weakness exists, and testing and evaluating the design and operating effectiveness of internal control based on the assessed risk. Our audits also included performing such other procedures as we considered necessary in the circumstances. We believe that our audits provide a reasonable basis for our opinions.

Definition and Limitations of Internal Control over Financial Reporting

A company’s internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. A company’s internal control over financial reporting includes those policies and procedures that (i) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the company; (ii) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the company are being made only in accordance with authorizations of management and directors of the company; and (iii) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the company’s assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

/s/ PricewaterhouseCoopers LLP

New York, New York
May 18, 2018

We have served as the Company’s auditor since 2004.

APOLLO INVESTMENT CORPORATION STATEMENTS OF ASSETS AND LIABILITIES (In thousands, except share and per share data)

	March 31, 2018	March 31, 2017

Assets
Investments at fair value:
Non-controlled/non-affiliated investments (cost — $1,471,492 and $1,510,980, respectively)	$1,450,033	$1,402,409
Non-controlled/affiliated investments (cost — $73,943 and $417,471, respectively)	68,954	239,050
Controlled investments (cost — $723,161 and $676,972, respectively)	729,060	675,249
Cash and cash equivalents	14,035	9,783
Foreign currencies (cost — $1,292 and $1,494, respectively)	1,298	1,497
Cash collateral on option contracts	5,016	—
Receivable for investments sold	2,190	40,226
Interest receivable	22,272	17,072
Dividends receivable	2,550	6,489
Deferred financing costs	14,137	17,632
Variation margin receivable	1,846	—
Prepaid expenses and other assets	419	713
Total Assets	$2,311,810	$2,410,120

Liabilities
Debt	$789,846	$848,449
Payable for investments purchased	41,827	13,970
Distributions payable	32,447	32,954
Management and performance-based incentive fees payable	16,585	16,306
Interest payable	5,310	7,319
Accrued administrative services expense	2,507	2,250
Other liabilities and accrued expenses	5,202	7,075
Total Liabilities	$893,724	$928,323
Commitments and contingencies (Note 10)
Net Assets	$1,418,086	$1,481,797

Net Assets
Common stock, $0.001 par value (400,000,000 shares authorized; 216,312,096 and 219,694,654 shares issued and outstanding, respectively)	$216	$220
Paid-in capital in excess of par	2,636,507	2,924,775
Accumulated under-distributed (over-distributed) net investment income	(10,229)	88,134
Accumulated net realized loss	(1,166,471)	(1,277,625)
Net unrealized loss	(41,937)	(253,707)
Net Assets	$1,418,086	$1,481,797

Net Asset Value Per Share	$6.56	$6.74

See notes to financial statements

APOLLO INVESTMENT CORPORATION STATEMENTS OF OPERATIONS (In thousands, except per share data)

	Year Ended March 31,
	2018	2017	2016
Investment Income
Non-controlled/non-affiliated investments:
Interest income (excluding Payment-in-kind (“PIK”) interest income)	$157,076	$160,457	$234,492
Dividend income	—	2,066	3,885
PIK interest income	7,176	7,824	23,505
Other income	6,548	4,551	11,176
Non-controlled/affiliated investments:
Interest income (excluding PIK interest income)	266	1,914	1,141
Dividend income	2,528	14,485	32,295
PIK interest income	7,626	2,809	53
Other income	(306)	70	368
Controlled investments:
Interest income (excluding PIK interest income)	55,781	50,405	43,848
Dividend income	17,153	17,750	21,651
PIK interest income	5,439	17,531	7,268
Other income	—	—	63
Total Investment Income	$259,287	$279,862	$379,745
Expenses
Management fees	$47,937	$52,934	$66,176
Performance-based incentive fees	28,710	18,776	43,943
Interest and other debt expenses	53,039	59,765	80,850
Administrative services expense	6,915	7,513	6,449
Other general and administrative expenses	9,599	13,200	8,745
Total expenses	146,200	152,188	206,163
Management and performance-based incentive fees waived	(19,718)	(21,233)	(19,440)
Expense reimbursements	(582)	(336)	(235)
Net Expenses	$125,900	$130,619	$186,488
Net Investment Income	$133,387	$149,243	$193,257
Net Realized and Change in Unrealized Gains (Losses)
Net realized gains (losses):
Non-controlled/non-affiliated investments	$(96,498)	$(97,774)	$(154,230)
Non-controlled/affiliated investments	(167,416)	50,014	(5,554)
Controlled investments	—	(2,173)	(39,736)
Option contracts	(4,275)	752	—
Credit default swaps	—	(878)	—
Other	—	—	(470)
Foreign currency transactions	15,851	8,236	4,626
Extinguishment of debt	(5,790)	—	—
Net realized losses	(258,128)	(41,823)	(195,364)
Net change in unrealized gains (losses):
Non-controlled/non-affiliated investments	86,870	134,198	(105,316)
Non-controlled/affiliated investments	173,674	(185,926)	27,086
Controlled investments	7,622	(55,689)	33,680
Option contracts	(19,145)	—	—
Foreign currency translations	(37,251)	18,367	2,131
Net change in unrealized losses	211,770	(89,050)	(42,419)
Net Realized and Change in Unrealized Losses	$(46,358)	$(130,873)	$(237,783)
Net Increase (Decrease) in Net Assets Resulting from Operations	$87,029	$18,370	$(44,526)
Earnings (Loss) Per Share — Basic	$0.40	$0.08	$(0.19)
Earnings (Loss) Per Share — Diluted	N/A	N/A	$(0.19)

See notes to financial statements

APOLLO INVESTMENT CORPORATION STATEMENTS OF CHANGES IN NET ASSETS (In thousands, except share data)

	Year Ended March 31,
	2018	2017	2016
Operations
Net investment income	$133,387	$149,243	$193,257
Net realized losses	(258,128)	(41,823)	(195,364)
Net change in unrealized losses	211,770	(89,050)	(42,419)
Net Increase in Net Assets Resulting from Operations	$87,029	$18,370	$(44,526)

Distributions to Stockholders
Distribution of net investment income	$(86,906)	$(76,950)	$(111,853)
Distribution of return of capital	(44,088)	(67,286)	(73,211)
Net Decrease in Net Assets Resulting from Distributions to Stockholders	$(130,994)	$(144,236)	$(185,064)

Capital Share Transactions
Repurchase of common stock	$(19,746)	$(37,918)	$(62,437)
Net Decrease in Net Assets Resulting from Capital Share Transactions	$(19,746)	$(37,918)	$(62,437)

Net Assets
Net decrease in net assets during the period	$(63,711)	$(163,784)	$(292,027)
Net assets at beginning of period	1,481,797	1,645,581	1,937,608
Net Assets at End of Period	$1,418,086	$1,481,797	$1,645,581

Capital Share Activity
Shares repurchased during the period	(3,382,558)	(6,461,842)	(10,584,855)
Shares issued and outstanding at beginning of period	219,694,654	226,156,496	236,741,351
Shares Issued and Outstanding at End of Period	216,312,096	219,694,654	226,156,496

See notes to financial statements

APOLLO INVESTMENT CORPORATION STATEMENTS OF CASH FLOWS (In thousands)

	Year Ended March 31,
	2018	2017	2016
Operating Activities
Net increase (decrease) in net assets resulting from operations	$87,029	$18,370	$(44,526)
Net realized losses	258,128	41,823	195,364
Net change in unrealized losses	(211,770)	89,050	42,419
Net amortization of premiums and accretion of discounts on investments	(6,616)	(5,155)	(7,185)
Accretion of discount on notes	593	593	595
Amortization of deferred financing costs	4,739	5,625	6,472
Increase in gains/(losses) from foreign currency transactions	15,850	8,236	4,626
PIK interest and dividends capitalized	(14,616)	(33,389)	(40,836)
Changes in operating assets and liabilities:
Purchases of investments	(1,021,505)	(612,464)	(1,074,457)
Proceeds from sales and repayments of investments	1,181,545	1,122,057	1,360,550
Purchases of option contracts	(12,627)	(4,746)	—
Purchases of credit default swaps	—	(879)
Proceeds from option contracts	8,330	5,499	—
Net settlement of option contracts	(20,970)	—	—
Decrease (increase) in interest receivable	(5,199)	12,791	14,162
Decrease (increase) in dividends receivable	3,939	3,020	(4,084)
Decrease (increase) in prepaid expenses and other assets	294	8,810	(240)
Increase (decrease) in management and performance-based incentive fees payable	279	(14,818)	(6,237)
Decrease in interest payable	(2,009)	(125)	(8,407)
Increase in accrued administrative services expense	257	235	15
Decrease in other liabilities and accrued expenses	(1,873)	(2,116)	(2,037)
Net Cash Provided by Operating Activities	$263,798	$642,417	$436,194
Financing Activities
Issuances of debt	$1,123,983	$922,423	$2,042,514
Payments of debt	(1,226,945)	(1,370,124)	(2,212,961)
Financing costs paid and deferred	(522)	(7,883)	(5,876)
Repurchase of common stock	(19,746)	(37,918)	(62,437)
Distributions paid	(131,502)	(156,513)	(187,181)
Net Cash Used in Financing Activities	$(254,732)	$(650,015)	$(425,941)

Cash, Cash Equivalents, Foreign Currencies and Collateral on Option Contracts
Net increase in cash, cash equivalents, foreign currencies and collateral on option contracts during the period	$9,066	$(7,598)	$10,253
Effect of foreign exchange rate changes on cash and cash equivalents	3	(27)	235
Cash, cash equivalents, foreign currencies and collateral on option contracts at beginning of period	11,280	18,905	8,417
Cash, Cash Equivalents, Foreign Currencies and Collateral on Option Contracts at the End of Period	$20,349	$11,280	$18,905

Supplemental Disclosure of Cash Flow Information
Cash interest paid	$49,595	$53,693	$79,763

Non-Cash Activity
PIK income	$20,241	$28,164	$40,078

See notes to financial statements

APOLLO INVESTMENT CORPORATION
SCHEDULE OF INVESTMENTS
March 31, 2018
(In thousands, except share data)

Industry / Company	Investment Type	Interest Rate (20)	Maturity Date	Par / Shares (12)	Cost (30)	Fair Value (1) (31)
Advertising, Printing & Publishing
A-L Parent LLC	Second Lien Secured Debt	9.13% (1M L+725, 1.00% Floor)	12/02/24	$7,536	$7,473	$7,611
American Media, Inc.	First Lien Secured Debt	10.75% (3M L+900, 1.00% Floor)	08/24/20	13,867	13,596	14,213
	First Lien Secured Debt - Revolver	11.25% (3M L+900, 1.00% Floor)	08/24/20	948	948	963	(23)
	First Lien Secured Debt - Unfunded Revolver	0.50% Unfunded	08/24/20	746	(32)	—	(21)(23)
	First Lien Secured Debt - Letter of Credit	9.00%	08/24/20	84	—	—	(23)
					14,512	15,176
Simplifi Holdings, Inc.	First Lien Secured Debt	8.39% (1M L+650, 1.00% Floor)	09/28/22	12,139	11,812	11,775	(9)
	First Lien Secured Debt - Unfunded Revolver	0.50% Unfunded	09/28/22	2,400	(65)	(72)	(8)(9)(21)(23)
					11,747	11,703
Total Advertising, Printing & Publishing					$33,732	$34,490
Aerospace & Defense
Erickson Inc	First Lien Secured Debt - Revolver	9.81% (3M L+750, 1.00% Floor)	04/28/22	$21,140	$21,140	$20,823	(9)(23)
	First Lien Secured Debt - Unfunded Revolver	0.50% Unfunded	04/28/22	16,201	(458)	(243)	(8)(9)(21)(23)
	First Lien Secured Debt - Letter of Credit	7.50%	04/01/18	277	—	(4)	(8)(9)(23)
	First Lien Secured Debt - Letter of Credit	7.50%	06/20/18	43	—	—	(8)(9)(23)
	First Lien Secured Debt - Letter of Credit	7.50%	06/25/18	4	—	—	(8)(9)(23)
	First Lien Secured Debt - Letter of Credit	7.50%	09/30/18	104	—	(2)	(8)(9)(23)
	First Lien Secured Debt - Letter of Credit	7.50%	10/18/18	708	—	(11)	(8)(9)(23)
	First Lien Secured Debt - Letter of Credit	7.50%	11/28/18	670	—	(10)	(8)(9)(23)
	First Lien Secured Debt - Letter of Credit	7.50%	12/10/18	37	—	(1)	(8)(9)(23)
	First Lien Secured Debt - Letter of Credit	7.50%	03/31/20	1,287	—	(19)	(8)(9)(23)
	First Lien Secured Debt - Letter of Credit	7.50%	08/24/18	288	—	(4)	(8)(9)(23)
	First Lien Secured Debt - Letter of Credit	7.50%	10/27/18	5	—	—	(8)(9)(23)
	First Lien Secured Debt - Letter of Credit	7.50%	08/26/18	9	—	—	(8)(9)(23)
	First Lien Secured Debt - Letter of Credit	7.50%	08/16/18	9	—	—	(8)(9)(23)
	First Lien Secured Debt - Letter of Credit	7.50%	04/30/20	4,218	—	(63)	(8)(9)(23)
					20,682	20,466
ILC Dover LP	Second Lien Secured Debt	10.95% (6M L+850, 1.00% Floor)	06/28/24	20,000	19,566	19,550
PAE Holding Corporation	Second Lien Secured Debt	11.49% (2M L+950, 1.00% Floor)	10/20/23	28,097	27,422	28,343	(10)
Total Aerospace & Defense					$67,670	$68,359
Automotive
Crowne Automotive
Vari-Form Group, LLC	First Lien Secured Debt	12.92% (3M L+11.00% (7.00% Cash plus 4.00% PIK), 1.00% Floor)	02/02/23	$5,000	$4,855	$4,850	(9)

See notes to financial statements

APOLLO INVESTMENT CORPORATION
SCHEDULE OF INVESTMENTS
March 31, 2018
(In thousands, except share data)

Industry / Company	Investment Type	Interest Rate (20)	Maturity Date	Par / Shares (12)	Cost (30)	Fair Value (1) (31)
Vari-Form Inc.	First Lien Secured Debt	12.92% (3M L+11.00% (7.00% Cash plus 4.00% PIK), 1.00% Floor)	02/02/23	10,000	9,710	9,700	(9)
					14,565	14,550
K&N Parent, Inc.	Second Lien Secured Debt	10.63% (1M L+875, 1.00% Floor)	10/21/24	27,000	26,550	26,325	(10)
Total Automotive					$41,115	$40,875
Aviation and Consumer Transport
Merx Aviation
Merx Aviation Finance Assets Ireland Limited (5)	First Lien Secured Debt - Letter of Credit	2.25%	09/30/18	$3,600	$—	$—	(23)
Merx Aviation Finance, LLC (5)	First Lien Secured Debt - Revolver	12.00%	10/31/23	359,800	359,800	359,800	(23)
	First Lien Secured Debt - Letter of Credit	2.25%	07/13/18	177	—	—	(23)
	Common Equity/Interests - Membership Interests	N/A	N/A	N/A	15,000	42,381
Total Aviation and Consumer Transport					$374,800	$402,181
Business Services
Access CIG, LLC	Second Lien Secured Debt	9.63% (1M L+775)	02/27/26	$20,235	$20,035	$20,463	(10)
	Second Lien Secured Debt - Unfunded Delayed Draw	0.00% Unfunded	02/27/26	3,765	—	—	(10)(21)(23)
					20,035	20,463
Aero Operating LLC	First Lien Secured Debt	9.13% (1M L+725, 1.00% Floor)	12/29/22	33,477	32,683	32,640	(9)
	First Lien Secured Debt - Revolver	9.13% (1M L+725, 1.00% Floor)	12/29/22	2,486	2,486	2,424	(9)(23)
	First Lien Secured Debt - Unfunded Revolver	1.00% Unfunded	12/29/22	2,326	(71)	(58)	(8)(9)(21)(23)
					35,098	35,006
Almonde, Inc	Second Lien Secured Debt	9.23% (3M L+725, 1.00% Floor)	06/13/25	2,316	2,294	2,300	(10)(17)
Ambrosia Buyer Corp.	Second Lien Secured Debt	9.88% (1M L+ 800, 1.00% Floor)	08/28/25	21,429	20,933	20,934
Aptean, Inc.	Second Lien Secured Debt	11.80% (3M L+950, 1.00% Floor)	12/20/23	11,148	11,045	11,245	(10)
CT Technologies Intermediate Holdings, Inc	Second Lien Secured Debt	10.88% (1M L+900, 1.00% Floor)	12/01/22	31,253	30,470	30,315	(9)
Electro Rent Corporation	Second Lien Secured Debt	10.98% (3M L+900, 1.00% Floor)	01/31/25	18,333	17,863	17,967	(9)
	Second Lien Secured Debt	11.25% (3M L+900, 1.00% Floor)	01/31/25	18,265	17,753	17,899	(9)
					35,616	35,866
Ministry Brands, LLC	Second Lien Secured Debt	11.13% (1M L+925, 1.00% Floor)	06/02/23	10,000	9,880	9,875
Newscycle Solutions, Inc.	First Lien Secured Debt	8.89% (1M L+700, 1.00% Floor)	12/28/22	13,743	13,416	13,399	(9)
	First Lien Secured Debt	8.88% (1M L+700, 1.00% Floor)	12/28/22	1,257	1,227	1,226	(9)
	First Lien Secured Debt - Unfunded Revolver	0.50% Unfunded	12/28/22	500	(7)	(13)	(8)(9)(21)(23)
					14,636	14,612
PSI Services, LLC	First Lien Secured Debt	6.87% (1M L+500, 1.00% Floor)	01/20/23	4,121	4,038	4,055	(9)

See notes to financial statements

APOLLO INVESTMENT CORPORATION
SCHEDULE OF INVESTMENTS
March 31, 2018
(In thousands, except share data)

Industry / Company	Investment Type	Interest Rate (20)	Maturity Date	Par / Shares (12)	Cost (30)	Fair Value (1) (31)
	First Lien Secured Debt - Revolver	6.89% (1M L+500, 1.00% Floor)	01/20/22	79	79	78	(9)(23)
	First Lien Secured Debt - Unfunded Revolver	0.50% Unfunded	01/20/22	159	(8)	(2)	(8)(9)(21)(23)
	First Lien Secured Debt - Revolver	6.85% (1M L+500, 1.00% Floor)	01/20/22	159	159	156	(9)(23)
	First Lien Secured Debt - Unfunded Revolver	0.50% Unfunded	01/20/22	£47	—	—	(9)(21)(23)
	Second Lien Secured Debt	10.87% (1M L+900, 1.00% Floor)	01/20/24	25,714	25,073	25,170	(9)
					29,341	29,457
RA Outdoors, LLC	First Lien Secured Debt	6.54% (1M L+475, 1.00% Floor)	09/11/24	7,229	7,095	7,156	(9)
	First Lien Secured Debt - Unfunded Revolver	0.50% Unfunded	09/09/22	1,200	(21)	(12)	(8)(9)(21)(23)
	Second Lien Secured Debt	10.54% (1M L+875, 1.00% Floor)	09/11/25	34,200	33,404	33,516	(9)
					40,478	40,660
Skyline Data/Dodge Data
Dodge Data & Analytics LLC	First Lien Secured Debt	11.06% (3M L+875, 1.00% Floor)	10/31/19	48,965	48,653	47,790
Skyline Data, News and Analytics LLC	Common Equity/Interests - Class A Common Unit	N/A	N/A	4,500,000 Shares	4,500	4,500	(13)
					53,153	52,290
STG-Fairway Acquisitions, Inc.	Second Lien Secured Debt	11.23% (3M L+925, 1.00% Floor)	06/30/23	15,000	14,753	14,400	(10)
Transplace Holdings, Inc.	Second Lien Secured Debt	10.46% (1M L+875, 1.00% Floor)	10/06/25	14,963	14,609	15,187	(10)
U.S. Security Associates Holdings, Inc.	Unsecured Debt	11.00%	01/28/20	80,000	80,000	80,000
Total Business Services					$412,341	$412,610
Chemicals, Plastics & Rubber
Carbon Free Chemicals
Carbonfree Chemicals SPE I LLC (f/k/a Maxus Capital Carbon SPE I LLC)	First Lien Secured Debt	5.215% PIK	06/30/20	$59,305	$59,305	$47,170
Carbonfree Caustic SPE LLC	Unfunded Delayed Draw - Promissory Note	0.00% Unfunded	06/30/20	6,111	—	—	(21)(23)
					59,305	47,170
Hare Bidco, Inc.	Second Lien Secured Debt	9.75% (3M E+875, 1.00% Floor)	08/01/24	€13,574	14,423	16,360
Total Chemical, Plastics & Rubber					$73,728	$63,530
Consumer Goods – Durable
Hayward Industries, Inc.	Second Lien Secured Debt	10.13% (1M L+825)	08/04/25	$25,110	$24,649	$24,647
KLO Holdings
9357-5991 Quebec Inc.	First Lien Secured Debt	9.69% (1M L+775, 0.75% Floor)	04/07/22	9,322	9,229	9,224
KLO Acquisition LLC	First Lien Secured Debt	9.69% (1M L+775, 0.75% Floor)	04/07/22	5,397	5,343	5,340
					14,572	14,564
Sorenson Holdings, LLC	Common Equity/Interests - Membership Interests	N/A	N/A	587 Shares	—	466	(13)
Total Consumer Goods - Durable					$39,221	$39,677
Consumer Goods – Non-Durable
ABG Intermediate Holdings 2, LLC	Second Lien Secured Debt	10.05% (3M L+775, 1.00% Floor)	09/29/25	$8,094	$8,036	$8,226	(10)

See notes to financial statements

APOLLO INVESTMENT CORPORATION
SCHEDULE OF INVESTMENTS
March 31, 2018
(In thousands, except share data)

Industry / Company	Investment Type	Interest Rate (20)	Maturity Date	Par / Shares (12)	Cost (30)	Fair Value (1) (31)
Sequential Brands Group, Inc.	Second Lien Secured Debt	10.79% (1M L+900)	07/01/22	17,160	17,007	17,250	(17)
Total Consumer Goods - Non-Durable					$25,043	$25,476
Consumer Services
1A Smart Start LLC	Second Lien Secured Debt	10.13% (1M L+825, 1.00% Floor)	08/22/22	$25,100	$24,628	$24,623
Total Consumer Services					$24,628	$24,623
Containers, Packaging & Glass
Sprint Industrial Holdings, LLC	Second Lien Secured Debt	13.5% PIK	11/14/19	$19,072	$18,107	$10,159	(13)(14)
	Common Equity/Interests - Warrants	N/A	N/A	7,341 Warrants	—	—	(13)(26)
					18,107	10,159
TricorBraun Holdings, Inc.	First Lien Secured Debt - Revolver	7.00% (P+225)	11/30/21	1,560	1,560	1,561	(23)
	First Lien Secured Debt - Unfunded Revolver	0.50% Unfunded	11/30/21	4,065	(371)	—	(21)(23)
					1,189	1,561
Total Containers, Packaging & Glass					$19,296	$11,720
Diversified Investment Vehicles, Banking, Finance, Real Estate
Armor Holding II LLC	Second Lien Secured Debt	11.31% (3M L+900, 1.25% Floor)	12/26/20	$8,000	$7,941	$8,110	(10)
Craft 2014-1A	Structured Products and Other - Credit-Linked Note	N/A	05/15/21	42,500	—	—	(11)(17)
Craft 2015-2	Structured Products and Other - Credit-Linked Note	10.22% (3M L+925)	01/16/24	24,998	25,691	24,960	(11)(17)
Golden Bear 2016-R, LLC (3)(4)	Structured Products and Other - Membership Interests	N/A	09/20/42	—	16,506	14,147	(17)
Mayfield Agency Borrower Inc.	Second Lien Secured Debt	10.38% (1M L+850, 1.00% Floor)	03/02/26	5,000	4,926	4,997	(10)
Purchasing Power, LLC	First Lien Secured Debt - Revolver	9.88% (1M L + 800, 1.00% Floor)	07/10/19	3,068	3,068	3,048	(9)(23)
	First Lien Secured Debt - Unfunded Revolver	0.75% Unfunded	07/10/19	1,432	(53)	(35)	(8)(9)(21)(23)
					3,015	3,013
Ten-X, LLC	First Lien Secured Debt - Revolver	5.60% (1M L+375, 1.00% Floor)	09/29/22	520	520	477	(23)
	First Lien Secured Debt - Unfunded Revolver	0.50% Unfunded	09/29/22	4,160	(379)	(341)	(8)(21)(23)
					141	136
Total Diversified Investment Vehicles, Banking, Finance, Real Estate					$58,220	$55,363
Energy – Electricity
AMP Solar Group, Inc. (4)	Common Equity/Interests - Class A Common Unit	N/A	N/A	243,646 Shares	$10,000	$5,051	(13)(17)
Renew Financial
AIC SPV Holdings II, LLC (4)	Preferred Equity - Preferred Stock	N/A	N/A	143 Shares	534	925	(13)(15)(17)
Renew Financial LLC (f/k/a Renewable Funding, LLC) (4)	Preferred Equity - Series B Preferred Stock	N/A	N/A	1,505,868 Shares	8,343	19,035	(13)
	Preferred Equity - Series D Preferred Stock	N/A	N/A	436,689 Shares	5,568	6,676	(13)
Renew JV LLC (4)	Common Equity/Interests - Membership Interests	N/A	N/A	N/A	2,740	4,111	(13)(17)
					17,185	30,747

See notes to financial statements

APOLLO INVESTMENT CORPORATION
SCHEDULE OF INVESTMENTS
March 31, 2018
(In thousands, except share data)

Industry / Company	Investment Type	Interest Rate (20)	Maturity Date	Par / Shares (12)		Cost (30)	Fair Value (1) (31)
Solarplicity Group
Solarplicity Group Limited (3)(4)	First Lien Secured Debt	N/A	11/30/22		£4,331	5,811	6,063	(13)(17)
Solarplicity UK Holdings Limited	First Lien Secured Debt	4.00%	03/08/23		£5,562	7,637	7,778	(17)
	Preferred Equity - Preferred Stock	N/A	N/A		4,286 Shares	5,832	5,008	(2)(17)
	Common Equity/Interests - Ordinary Shares	N/A	N/A		2,825 Shares	4	929	(2)(13)(17)
						19,284	19,778
Westinghouse Electric Co LLC	First Lien Secured Debt	6.44% (1M L+450, 1.00% Floor)	01/11/19		$30,000	30,000	30,000	(9)
Total Energy – Electricity						$76,469	$85,576
Energy – Oil & Gas
Glacier Oil & Gas Corp. (f/k/a Miller Energy Resources, Inc.) (5)	First Lien Secured Debt	8.00% Cash (10.00% PIK Toggle)	03/29/19		$15,000	$15,000	$15,000
	Second Lien Secured Debt	10.00% PIK (8.00% Cash Toggle)	03/29/21		30,510	30,510	30,510
	Common Equity/Interests - Common Stock	N/A	N/A		5,000,000 Shares	30,078	20,303	(13)
						75,588	65,813
Pelican Energy, LLC (4)	Common Equity/Interests - Membership Interests	N/A	N/A		1,444 Shares	24,441	12,946	(13)(17)(29)
SHD Oil & Gas, LLC (5)	First Lien Secured Debt - Tranche A Note	14.00% (8.00% Cash plus 6.00% PIK)	12/31/19		43,436	43,436	44,739
	First Lien Secured Debt - Tranche B Note	14.00% PIK	12/31/19		73,231	44,380	40,816	(13)(14)
	First Lien Secured Debt - Tranche C Note	12.00%	12/31/19		19,200	19,200	19,776
	First Lien Secured Debt - Unfunded Delayed Draw	0.00% Unfunded	12/31/19		2,800	—	—	(21)(23)
	Common Equity/Interests - Series A Units	N/A	N/A		7,600,000 Shares	1,411	—	(13)(29)
						108,427	105,331
Total Energy – Oil & Gas						$208,456	$184,090
Food & Grocery
Bumble Bee Foods
Bumble Bee Holdings, Inc.	First Lien Secured Debt	9.87% (3M L+800, 1.00% Floor)	08/15/23		$15,507	$15,221	$15,197
Connors Bros Clover Leaf Seafoods Company	First Lien Secured Debt	9.87% (3M L+800, 1.00% Floor)	08/15/23		4,393	4,312	4,305
						19,533	19,502
Grocery Outlet, Inc.	Second Lien Secured Debt	10.55% (3M L+825, 1.00% Floor)	10/21/22		25,000	24,784	25,250	(10)
Total Food & Grocery						$44,317	$44,752
Healthcare & Pharmaceuticals
Altasciences
9360-1367 Quebec Inc.	First Lien Secured Debt	7.93% (3M L+625, 1.00% Floor)	06/09/23	C$	2,418	$1,766	$1,833	(9)(17)
	First Lien Secured Debt	8.56% (3M L+625, 1.00% Floor)	06/09/23		$2,899	2,842	2,834	(9)(17)
Altasciences US Acquisition, Inc.	First Lien Secured Debt	8.56% (3M L+625, 1.00% Floor)	06/09/23		5,235	5,133	5,117	(9)
	First Lien Secured Debt - Unfunded Delayed Draw	0.50% Unfunded	06/09/23		2,851	(31)	(64)	(8)(9)(21)(23)(28)

See notes to financial statements

APOLLO INVESTMENT CORPORATION
SCHEDULE OF INVESTMENTS
March 31, 2018
(In thousands, except share data)

Industry / Company	Investment Type	Interest Rate (20)	Maturity Date	Par / Shares (12)	Cost (30)	Fair Value (1) (31)
	First Lien Secured Debt - Revolver	8.56% (3M L+625, 1.00% Floor)	06/09/23	71	71	70	(9)(23)(28)
	First Lien Secured Debt - Revolver	8.56% (3M L+625, 1.00% Floor)	06/09/23	214	214	209	(9)(23)(28)
	First Lien Secured Debt - Unfunded Revolver	0.25% Unfunded	06/09/23	1,140	(28)	(27)	(8)(9)(21)(23)(28)
					9,967	9,972
Aptevo Therapeutics Inc.	First Lien Secured Debt	9.48% (1M L+760, 0.50% Floor)	02/01/21	8,571	8,708	8,531	(9)
Argon Medical Devices Holdings, Inc.	Second Lien Secured Debt	10.30% (3M L+800, 1.00% Floor)	01/23/26	21,600	21,494	21,870	(10)
Avalign Technologies, Inc.	Second Lien Secured Debt	10.38% (6M L+825, 1.00% Floor)	09/02/24	5,500	5,449	5,483	(10)
BioClinica Holding I, LP	Second Lien Secured Debt	9.99% (3M L+825, 1.00% Floor)	10/21/24	24,612	24,201	23,874	(10)
Genesis Healthcare, Inc.	First Lien Secured Debt	8.31% (3M L+600, 0.50% Floor)	03/06/23	25,000	24,630	24,630	(9)
	First Lien Secured Debt - Unfunded Delayed Draw	2.00% Unfunded	03/06/23	9,130	(180)	(135)	(8)(9)(21)(23)
	First Lien Secured Debt - Revolver	8.03% (3M L+600, 0.50% Floor)	03/06/23	23,835	23,835	23,483	(9)(23)
	First Lien Secured Debt - Unfunded Revolver	0.50% Unfunded	03/06/23	37,035	(877)	(547)	(8)(9)(21)(23)
					47,408	47,431
Elements Behavioral Health, Inc.	Second Lien Secured Debt	15.06% (3M L+1275, 1.00% Floor)	02/11/20	12,353	11,911	—	(13)(14)
Invuity, Inc.	First Lien Secured Debt	8.38% (1M L+650, 1.50% Floor)	03/01/22	10,000	9,855	9,750	(9)
	First Lien Secured Debt - Revolver	5.13% (1M L+325, 1.50% Floor)	03/01/22	657	657	649	(9)(23)
	First Lien Secured Debt - Unfunded Revolver	0.50% Unfunded	03/01/22	1,343	(8)	(17)	(8)(9)(21)(23)
	Common Equity/Interests - Warrants	N/A	N/A	32,803 Warrants	180	69	(9)(13)
					10,684	10,451
Lanai Holdings III, Inc.	Second Lien Secured Debt	10.29% (2M L+850, 1.00% Floor)	08/28/23	17,391	16,991	16,696	(10)
LSCS Holdings, Inc	Second Lien Secured Debt	10.31% (3M L+825)	03/16/26	20,455	19,995	20,352
	Second Lien Secured Debt - Unfunded Delayed Draw	0.00% Unfunded	03/16/26	4,545	(102)	(23)	(8)(21)(23)
					19,893	20,329
Maxor National Pharmacy Services, LLC	First Lien Secured Debt	8.25% (3M L+600, 1.00% Floor)	11/22/23	21,577	21,070	21,373	(9)
	First Lien Secured Debt - Revolver	9.75% (P+500)	11/22/22	195	195	193	(9)(23)
	First Lien Secured Debt - Unfunded Revolver	0.50% Unfunded	11/22/22	1,363	(19)	(12)	(8)(9)(21)(23)
					21,246	21,554
Oxford Immunotec, Inc.	First Lien Secured Debt	9.48% (1M L+760, 0.50% Floor)	10/01/21	9,750	9,886	9,916	(9)(17)
	First Lien Secured Debt - Unfunded Revolver	0.50% Unfunded	10/01/21	1,000	(4)	—	(9)(17)(21)(23)
					9,882	9,916
Partner Therapeutics, Inc	First Lien Secured Debt	8.53% (1M L+665, 1.00% Floor)	01/01/23	10,000	9,821	9,846	(9)
	Preferred Equity - Preferred Stock	N/A	N/A	55,556 Shares	333	333	(9)
See notes to financial statements

APOLLO INVESTMENT CORPORATION
SCHEDULE OF INVESTMENTS
March 31, 2018
(In thousands, except share data)

Industry / Company	Investment Type	Interest Rate (20)	Maturity Date	Par / Shares (12)	Cost (30)	Fair Value (1) (31)
	Common Equity/Interests - Warrants	N/A	N/A	33,333 Warrants	135	104	(9)(13)
					10,289	10,283
PTC Therapeutics, Inc	First Lien Secured Debt	8.03% (1M L+615, 1.00% Floor)	05/01/21	12,667	12,618	12,743	(9)(17)
	First Lien Secured Debt - Unfunded Delayed Draw	0.00% Unfunded	05/01/21	6,333	(24)	—	(9)(17)(21)(23)
					12,594	12,743
RiteDose Holdings I, Inc.	First Lien Secured Debt	8.81% (3M L+650, 1.00% Floor)	09/13/23	14,963	14,520	14,681	(9)
	First Lien Secured Debt - Revolver	8.81% (3M L+650, 1.00% Floor)	09/13/22	1,067	1,067	1,048	(9)(23)
	First Lien Secured Debt - Unfunded Revolver	0.50% Unfunded	09/13/22	933	(58)	(17)	(8)(9)(21)(23)
					15,529	15,712
Teladoc, Inc.	First Lien Secured Debt - Unfunded Revolver	0.50% Unfunded	07/14/20	1,289	(52)	(1)	(8)(17)(21)(23)
	First Lien Secured Debt - Letter of Credit	7.25%	01/12/19	378	—	—	(8)(17)(23)
					(52)	(1)
Wright Medical Group, Inc.	First Lien Secured Debt - Revolver	6.13% (1M L+425, 0.75% Floor)	12/23/21	18,333	18,333	18,333	(9)(17)(23)
	First Lien Secured Debt - Unfunded Revolver	0.50% Unfunded	12/23/21	31,667	(373)	—	(9)(17)(21)(23)
					17,960	18,333
Total Healthcare & Pharmaceuticals					$264,154	$253,177
High Tech Industries
ChyronHego Corporation	First Lien Secured Debt	7.43% (3M L+643, 1.00% Floor)	03/09/20	$35,277	$34,967	$33,866	(18)
DigiCert Holdings, Inc.	Second Lien Secured Debt	9.77% (3M L+800, 1.00% Floor)	10/31/25	20,196	20,100	20,405	(10)
LabVantage Solutions
LabVantage Solutions Inc.	First Lien Secured Debt	9.38% (1M L+750, 1.00% Floor)	12/29/20	13,688	13,441	13,551
LabVantage Solutions Limited	First Lien Secured Debt	8.50% (1M E+750, 1.00% Floor)	12/29/20	€12,539	13,246	15,267	(17)
	First Lien Secured Debt - Unfunded Revolver	0.50% Unfunded	12/29/20	€3,435	(63)	(42)	(8)(17)(21)(23)
					26,624	28,776
Omnitracs, LLC	First Lien Secured Debt - Unfunded Revolver	0.50% Unfunded	03/23/23	3,750	(336)	(338)	(8)(21)(23)
Smokey Merger Sub, Inc.	Second Lien Secured Debt	10.44% (3M L+850, 1.00% Floor)	05/24/24	30,000	29,208	29,250	(9)
Telestream Holdings Corporation	First Lien Secured Debt	7.61% (6M L+645, 1.00% Floor)	03/24/22	36,748	36,446	36,014	(18)
Tibco Software Inc.	First Lien Secured Debt - Unfunded Revolver	0.50% Unfunded	12/05/19	6,000	(20)	(840)	(8)(21)(23)
ZPower, LLC	First Lien Secured Debt	9.63% (1M L+775, 1.00% Floor)	07/01/22	6,667	6,607	6,593	(9)
	First Lien Secured Debt - Unfunded Delayed Draw	0.00% Unfunded	07/01/22	1,667	71	(18)	(8)(9)(21)(23)
	Common Equity/Interests - Warrants	N/A	N/A	29,630 Warrants	48	78	(9)(13)
					6,726	6,653
Total High Tech Industries					$153,715	$153,786
Hotel, Gaming, Leisure, Restaurants

See notes to financial statements

APOLLO INVESTMENT CORPORATION
SCHEDULE OF INVESTMENTS
March 31, 2018
(In thousands, except share data)

Industry / Company	Investment Type	Interest Rate (20)	Maturity Date	Par / Shares (12)	Cost (30)	Fair Value (1) (31)
GFRC Holdings LLC	First Lien Secured Debt	9.77% (3M L+800 Cash (L+800 PIK Toggle), 1.50% Floor))	02/01/22	$2,500	$2,500	$2,500
Total Hotel, Gaming, Leisure, Restaurants					$2,500	$2,500
Insurance
Alliant Holdings Intermediate, LLC	First Lien Secured Debt - Revolver	7.25% (P+250)	08/14/20	$3,375	$3,375	$3,278	(23)
	First Lien Secured Debt - Unfunded Revolver	0.50% Unfunded	08/14/20	11,438	(810)	(327)	(8)(21)(23)
	First Lien Secured Debt - Letter of Credit	3.375%	04/23/18	37	—	(1)	(8)(23)
	First Lien Secured Debt - Letter of Credit	3.375%	05/04/18	8	—	—	(8)(23)
	First Lien Secured Debt - Letter of Credit	3.375%	07/30/18	97	—	(2)	(8)(23)
	First Lien Secured Debt - Letter of Credit	3.375%	11/30/18	37	—	(1)	(8)(23)
	First Lien Secured Debt - Letter of Credit	3.375%	05/31/19	8	—	—	(8)(23)
					2,565	2,947
Confie Seguros Holding II Co.	Second Lien Secured Debt	11.48% (3M L+950, 1.25% Floor)	05/08/19	21,844	21,807	21,216	(10)
Total Insurance					$24,372	$24,163
Manufacturing, Capital Equipment
MedPlast Holdings Inc.	Second Lien Secured Debt	10.43% (2M L+875, 1.00% Floor)	06/06/23	$8,000	$7,832	$7,740
Power Products, LLC	Second Lien Secured Debt	10.74% (3M L+900, 1.00% Floor)	12/20/23	32,500	31,568	32,226	(9)
Total Manufacturing, Capital Equipment					$39,400	$39,966
Media – Diversified & Production
SESAC Holdco II LLC	First Lien Secured Debt - Unfunded Revolver	0.50% Unfunded	02/23/22	$587	$(41)	$(44)	(8)(21)(23)
	Second Lien Secured Debt	9.13% (1M L+725, 1.00% Floor)	02/24/25	3,241	3,213	3,233	(10)
Total Media – Diversified & Production					$3,172	$3,189
Metals & Mining
Magnetation, LLC	First Lien Secured Debt	10.31% (3M L+800 Cash (PIK Toggle))	12/31/19	$1,352	$1,273	$451	(13)(14)
Total Metals & Mining					$1,273	$451
Telecommunications
Securus Technologies Holdings, Inc.	Second Lien Secured Debt	10.13% (1M L+825, 1.00% Floor)	11/01/25	$12,878	$12,755	$13,051	(10)
UniTek Global Services Inc.	First Lien Secured Debt	10.81% (3M L+850, 1.00% Floor)	01/13/19	32,367	32,367	33,014
	First Lien Secured Debt	10.81% (3M L+750 Cash plus 1.00% PIK, 1.00% Floor)	01/13/19	1,951	1,951	1,951
	First Lien Secured Debt - Unfunded Revolver	0.50% Unfunded	01/13/19	5,000	—	—	(21)(23)
	First Lien Secured Debt - Letter of Credit	7.50%	01/13/19	5,857	—	—	(23)
	Unsecured Debt	15.00% PIK	07/13/19	9,918	9,918	10,117
					44,236	45,082
Wave Holdco Merger Sub, Inc.	Second Lien Secured Debt	11.13% (1M L+925, 1.00% Floor)	05/27/23	10,000	9,810	9,890
Total Telecommunications					$66,801	$68,023
Transportation – Cargo, Distribution

See notes to financial statements

APOLLO INVESTMENT CORPORATION
SCHEDULE OF INVESTMENTS
March 31, 2018
(In thousands, except share data)

Industry / Company	Investment Type	Interest Rate (20)	Maturity Date	Par / Shares (12)	Cost (30)	Fair Value (1) (31)
American Tire
Accelerate Parent Corp.	Common Equity/Interests - Common Stock	N/A	N/A	1,664,046 Shares	$1,715	$2,310	(13)
American Tire Distributors, Inc.	Unsecured Debt	10.25%	03/01/22	$12,741	12,798	13,049	(10)(11)
					14,513	15,359
Dynamic Product Tankers, LLC (5)	First Lien Secured Debt	9.30% (3M L+700)	06/30/23	42,000	41,790	42,000	(17)
	First Lien Secured Debt - Letter of Credit	2.25%	09/20/18	2,250	—	—	(17)(23)
	First Lien Secured Debt - Letter of Credit	2.25%	01/31/21	500	—	—	(17)(23)
	Common Equity/Interests - Class A Units	N/A	N/A	N/A	48,106	41,479	(17)(24)
					89,896	83,479
MSEA Tankers LLC (5)	Common Equity/Interests - Class A Units	N/A	N/A	N/A	74,450	72,256	(17)(25)
PT Intermediate Holdings III, LLC	Second Lien Secured Debt	10.30% (3M L+800, 1.00% Floor)	12/08/25	9,375	9,284	9,516
Total Transportation – Cargo, Distribution					$188,143	$180,610
Utilities – Electric
Asset Repackaging Trust Six B.V.	Structured Products and Other	12.81%	05/18/27	$58,411	$26,030	$28,860	(11)(17)(19)
Total Utilities – Electric					$26,030	$28,860
Total Investments before Cash Equivalents and Option Contracts					$2,268,596	$2,248,047
J.P. Morgan U.S. Government Money Market Fund	N/A	N/A	N/A	$14,035	$14,035	$14,035	(22)
Total Investments after Cash Equivalents and before Option Contracts					$2,282,631	$2,262,082

Counterparty	Instrument	Exercise Price	Maturity Date	Number of Contracts	Notional Amount (27)	Cost (Proceeds)	Fair Value (1)
Purchased Put Options
CME Group	WTI Crude Oil Put Options	$45.00	4/30/18 - 4/30/19	2,750	$123,750	$5,758	$1,226	(10)
Total Purchased Put Options						$5,758	$1,226	(16)
Written Call Options
CME Group	WTI Crude Oil Call Options	$54.30	4/30/18 - 3/29/19	660	$(35,838)	$(1,713)	$(6,388)	(10)
CME Group	WTI Crude Oil Call Options	55.00	4/30/18 - 3/29/19	660	(36,300)	(1,647)	(6,021)	(10)
CME Group	WTI Crude Oil Call Options	57.50	4/30/18 - 4/30/19	715	(41,113)	(1,499)	(5,150)	(10)
CME Group	WTI Crude Oil Call Options	62.75	4/30/18 - 4/30/19	715	(44,866)	(877)	(2,791)	(10)
Total Written Call Options						$(5,736)	$(20,350)	(16)
Total Investments after Cash Equivalents and Option Contracts						$2,282,653	$2,242,958	(6)(7)
____________________

(1)	Fair value is determined in good faith by or under the direction of the Board of Directors of the Company (See Note 2 to the financial statements).

(2)	Preferred and ordinary shares in Solarplicity UK Holdings Limited are GBP denominated equity investments.

(3)
Denotes investments in which the Company owns greater than 25% of the equity, where the governing documents of each entity preclude the Company from exercising a controlling influence over the management or policies of such entity. The Company does not have the right to elect or appoint more than 25% of the directors or another party has the right to elect or appoint more directors than the Company and has the right to appoint certain members of senior management. Therefore, the Company has determined that these entities are not controlled affiliates. As of March 31, 2018, we had a 100% and 28% equity ownership interest in Golden Bear 2016-R, LLC and Solarplicity Group Limited, respectively. Equity ownership in Solarplicity Group Limited was written off as it was deemed worthless.

See notes to financial statements

APOLLO INVESTMENT CORPORATION
SCHEDULE OF INVESTMENTS
March 31, 2018
(In thousands, except share data)

(4)
Denotes investments in which we are an “Affiliated Person,” as defined in the 1940 Act, due to holding the power to vote or owning 5% or more of the outstanding voting securities of the investment but not controlling the company. Fair value as of March 31, 2017 and March 31, 2018 along with transactions during the year ended March 31, 2018 in these affiliated investments are as follows:

Name of Issuer	Fair Value at March 31, 2017	Gross Additions ●	Gross Reductions ■	Net Change in Unrealized Gains (Losses)	Fair Value at March 31, 2018	Net Realized Gains (Losses)	Interest/Dividend/Other Income
AIC SPV Holdings I, LLC, Membership Interests	$24,285	$35	$(69,074)	$44,754	$—	$(43,284)	$114
AIC SPV Holdings II, LLC, Preferred Stock	—	534	—	391	925	—	—
AMP Solar Group, Inc., Class A Common Unit	4,687	—	—	364	5,051	—	—
Golden Bear 2016-R, LLC, Membership Interests	17,066	47	—	(2,966)	14,147	—	—
Ivy Hill Middle Market Credit Fund IX, Ltd., Subordinated Notes	9,537	—	(9,159)	(378)	—	1,954	1,008
Ivy Hill Middle Market Credit Fund X, Ltd., Subordinated Notes	10,841	—	(11,078)	237	—	(238)	905
LVI Group Investments, LLC, Common Units	—	—	(17,505)	17,505	—	(17,505)	(306)
MCF CLO I, LLC, Membership Interests	—	—	—	—	—	(19)	120
MCF CLO III, LLC, Membership Interests	—	—	—	—	—	(19)	427
Pelican Energy, LLC, First Lien Term Loan	15,417	—	(26,665)	11,248	—	—	—
Pelican Energy, LLC, Membership Interests	—	26,664	(3,322)	(10,396)	12,946	—	—
Renew Financial LLC (f/k/a Renewable Funding, LLC), Series B Preferred Stock	19,383	—	—	(348)	19,035	—	—
Renew Financial LLC (f/k/a Renewable Funding, LLC), Series D Preferred Stock	6,254	—	—	422	6,676	—	—
Renew JV LLC, Membership Interests	4,701	10,062	(9,282)	(1,370)	4,111	7,831	67
Solarplicity Group Limited, First Lien Term Loan	119,426	5,064	(145,851)	27,424	6,063	(24,885)	7,554
Solarplicity Group Limited, Class B Common Shares	—	—	(2,472)	2,472	—	(2,472)	—
Solarplicity UK Holdings Limited, First Lien Term Loan	—	7,637	(7,778)	141	—	—	21
Solarplicity UK Holdings Limited, Unsecured Debt	2,501	223	(2,721)	(3)	—	246	204
Solarplicity UK Holdings Limited, Ordinary Shares	4,952	—	(928)	(4,024)	—	—	—
Solarplicity UK Holdings Limited, Preferred Stock	—	5,832	(5,008)	(824)	—	—	—
Venoco, Inc., Unsecured Debt	—	—	(338)	338	—	(338)	—
Venoco, Inc., LLC Units	—	—	(40,517)	40,517	—	(40,517)	—
Venoco, Inc., Series A Warrants	—	—	(48,170)	48,170	—	(48,170)	—
	$239,050	$56,098	$(399,868)	$173,674	$68,954	$(167,416)	$10,114
____________________
● Gross additions includes increases in the basis of investments resulting from new portfolio investments, payment-in-kind interest or dividends, the accretion of discounts, the exchange of one or more existing securities for one or more new securities and the movement of an existing portfolio company into this category from a different category.
■ Gross reductions include decreases in the basis of investments resulting from principal collections related to investment repayments or sales, the amortization of premiums, the exchange of one or more existing securities for one or more new securities and the movement of an existing portfolio company out of this category into a different category.

See notes to financial statements

APOLLO INVESTMENT CORPORATION
SCHEDULE OF INVESTMENTS
March 31, 2018
(In thousands, except share data)

(5)
Denotes investments in which we are deemed to exercise a controlling influence over the management or policies of a company, as defined in the 1940 Act, due to beneficially owning, either directly or through one or more controlled companies, more than 25% of the outstanding voting securities of the investment. Fair value as of March 31, 2017 and March 31, 2018 along with transactions during the year ended March 31, 2018 in these controlled investments are as follows:

Name of Issuer	Fair Value at March 31, 2017	Gross Additions ●	Gross Reductions ■	Net Change in Unrealized Losses	Fair Value at March 31, 2018	Net Realized Losses	Interest/Dividend/Other Income
Dynamic Product Tankers, LLC, First Lien Term Loan	$—	$41,790	$—	$210	$42,000	$—	$1
Dynamic Product Tankers, LLC, Letters of Credit	—	—	—	—	—	—	—
Dynamic Product Tankers, LLC, Class A Units	42,644	—	—	(1,165)	41,479	—	—
Glacier Oil & Gas Corp. (f/k/a Miller Energy Resources, Inc.), First Lien Term Loan	10,000	5,000	—	—	15,000	—	1,133
Glacier Oil & Gas Corp. (f/k/a Miller Energy Resources, Inc.), Second Lien Term Loan	27,617	2,893	—	—	30,510	—	2,885
Glacier Oil & Gas Corp. (f/k/a Miller Energy Resources, Inc.), Common Stock	18,862	—	—	1,441	20,303	—	—
Merx Aviation Finance Assets Ireland Limited, Letters of Credit	—	—	—	—	—	—	—
Merx Aviation Finance, LLC, Letter of Credit	—	—	—	—	—	—	—
Merx Aviation Finance, LLC, Revolver	374,084	139,700	(153,984)	—	359,800	—	49,244
Merx Aviation Finance, LLC, Membership Interests	48,811	—	(4,205)	(2,225)	42,381	—	12,350
MSEA Tankers LLC, Class A Units	72,797	—	—	(541)	72,256	—	4,803
SHD Oil & Gas, LLC, Tranche A Note	40,891	2,545	—	1,303	44,739	—	5,924
SHD Oil & Gas, LLC, Tranche B Note	32,793	—	—	8,023	40,816	—	—
SHD Oil & Gas, LLC, Tranche C Note	6,750	12,450	—	576	19,776	—	2,033
SHD Oil & Gas, LLC, Unfunded Tranche C Note	—	—	—	—	—	—	—
SHD Oil & Gas, LLC, Series A Units	—	—	—	—	—	—	—
	$675,249	$204,378	$(158,189)	$7,622	$729,060	$—	$78,373
____________________
● Gross additions includes increases in the basis of investments resulting from new portfolio investments, payment-in-kind interest or dividends, the accretion of discounts, the exchange of one or more existing securities for one or more new securities and the movement of an existing portfolio company into this category from a different category.
■ Gross reductions include decreases in the basis of investments resulting from principal collections related to investment repayments or sales, the amortization of premiums, the exchange of one or more existing securities for one or more new securities and the movement of an existing portfolio company out of this category into a different category.

As of March 31, 2018, the Company had a 85%, 47%, 100%, 98% and 38% equity ownership interest in Dynamic Product Tankers, LLC; Glacier Oil & Gas Corp. (f/k/a Miller Energy Resources, Inc.); Merx Aviation Finance, LLC; MSEA Tankers, LLC; and SHD Oil & Gas, LLC (f/k/a Spotted Hawk Development LLC), respectively.

(6)	Aggregate gross unrealized gain and loss for federal income tax purposes is $143,712 and $138,978, respectively. Net unrealized gain is $4,734 based on a tax cost of $2,238,224.

(7)
Substantially all securities are pledged as collateral to our multi-currency revolving credit facility (the “Senior Secured Facility” as defined in Note 8 to the financial statements). As such, these securities are not available as collateral to our general creditors.

(8)	The negative fair value is the result of the commitment being valued below par.

(9)
These are co-investments made with the Company’s affiliates in accordance with the terms of the exemptive order the Company received from the Securities and Exchange Commission (the “SEC”) permitting us to do so. (See Note 3 to the financial statements for discussion of the exemptive order from the SEC.)

(10)
Other than the investments noted by this footnote, the fair value of the Company’s investments is determined using unobservable inputs that are significant to the overall fair value measurement. See Note 2 to the financial statements for more information regarding ASC 820, Fair Value Measurements (“ASC 820”).

See notes to financial statements

APOLLO INVESTMENT CORPORATION
SCHEDULE OF INVESTMENTS
March 31, 2018
(In thousands, except share data)

(11)
These securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.

(12)	Par amount is denominated in USD unless otherwise noted, Euro (“€”), British Pound (“£”), and Canadian Dollar (“C$”).

(13)	Non-income producing security.

(14)	Non-accrual status (See Note 2 to the financial statements).

(15)	The underlying investments of AIC SPV Holdings II, LLC is a securitization in which the Company has a 14.25% ownership interest in the residual tranche.

(16)
Refer to Note 7 to the financial statements for details of the Offsetting Assets and Liabilities. On the Statement of Assets and Liabilities, the fair value of purchased put options and written call options that are settled-to-market are offset against the cash collateral posted with the clearing house as variation margin amounting to $20,970.

(17)
Investments that the Company has determined are not “qualifying assets” under Section 55(a) of the 1940 Act. Under the 1940 Act, we may not acquire any non-qualifying asset unless, at the time such acquisition is made, qualifying assets represent at least 70% of our total assets. The status of these assets under the 1940 Act is subject to change. The Company monitors the status of these assets on an ongoing basis. As of March 31, 2018, non-qualifying assets represented approximately 15.13% of the total assets of the Company.

(18)	In addition to the interest earned based on the stated rate of this loan, the Company may be entitled to receive additional interest as a result of its arrangement with other lenders in a syndication.

(19)	This investment represents a leveraged subordinated interest in a trust that holds one foreign currency denominated bond and a derivative instrument.

(20)
Generally, the interest rate on floating interest rate investments is at benchmark rate plus spread. The borrower has an option to choose the benchmark rate, such as the London Interbank Offered Rate (“LIBOR”), the Euro Interbank Offered Rate (“EURIBOR”), the federal funds rate or the prime rate. The spread may change based on the type of rate used. The terms in the Schedule of Investments disclose the actual interest rate in effect as of the reporting period. LIBOR loans are typically indexed to 30-day, 60-day, 90-day or 180-day LIBOR rates (1M L, 2M L, 3M L or 6M L, respectively), and EURIBOR loans are typically indexed to 90-day EURIBOR rates (3M E), at the borrower’s option. LIBOR and EURIBOR loans may be subject to interest floors. As of March 31, 2018, rates for 1M L, 2M L, 3M L, 6M L, 1M E, 3M E, and Prime are 1.88%, 2.00%, 2.31%, 2.45%, (0.41%), (0.37%) and 4.75%, respectively.

(21)	The rates associated with these undrawn committed revolvers and delayed draw term loans represent rates for commitment and unused fees.

(22)	This security is included in the Cash and Cash Equivalents on the Statements of Assets and Liabilities.

See notes to financial statements

APOLLO INVESTMENT CORPORATION
SCHEDULE OF INVESTMENTS
March 31, 2018
(In thousands, except share data)

(23)
As of March 31, 2018, the Company had the following commitments to fund various revolving and delayed draw senior secured and subordinated loans, including commitments to issue letters of credit through a financial intermediary on behalf of certain portfolio companies. Such commitments are subject to the satisfaction of certain conditions set forth in the documents governing these loans and letters of credit and there can be no assurance that such conditions will be satisfied. See Note 10 to the financial statements for further information on revolving and delayed draw loan commitments, including commitments to issue letters of credit, related to certain portfolio companies.

Portfolio Company	Total Commitment	Drawn Commitment	Letters of Credit	Undrawn Commitment
Access CIG, LLC	$3,765	$—	$—	$3,765
Aero Operating LLC	4,812	2,486	—	2,326
Alliant Holdings Intermediate, LLC	15,000	3,375	187	11,438
Altasciences US Acquisition, Inc.	4,276	285	—	3,991
American Media, Inc.	1,778	948	84	746
Carbonfree Caustic SPE LLC	6,111	—	—	6,111
Dynamic Product Tankers, LLC	2,750	—	2,750	—
Erickson Inc	45,000	21,140	7,659	16,201
Genesis Healthcare, Inc.	70,000	23,835	—	46,165
Invuity, Inc.	2,000	657	—	1,343
LabVantage Solutions Limited*	4,225	—	—	4,225
LSCS Holdings, Inc	4,545	—	—	4,545
Maxor National Pharmacy Services, LLC	1,558	195	—	1,363
Merx Aviation Finance Assets Ireland Limited	3,600	—	3,600	—
Merx Aviation Finance, LLC	177	—	177	—
Newscycle Solutions, Inc.	500	—	—	500
Omnitracs, LLC	3,750	—	—	3,750
Oxford Immunotec, Inc.	1,000	—	—	1,000
PSI Services, LLC*	462	238	—	224
PTC Therapeutics, Inc	6,333	—	—	6,333
Purchasing Power, LLC	4,500	3,068	—	1,432
RA Outdoors, LLC	1,200	—	—	1,200
RiteDose Holdings I, Inc.	2,000	1,067	—	933
SESAC Holdco II LLC	587	—	—	587
SHD Oil & Gas, LLC	2,800	—	—	2,800
Simplifi Holdings, Inc.	2,400	—	—	2,400
Teladoc, Inc.	1,667	—	378	1,289
Ten-X, LLC	4,680	520	—	4,160
Tibco Software Inc.	6,000	—	—	6,000
TricorBraun Holdings, Inc.	5,625	1,560	—	4,065
UniTek Global Services Inc.	10,857	—	5,857	5,000
Wright Medical Group, Inc.	50,000	18,333	—	31,667
ZPower, LLC	1,667	—	—	1,667
Total Commitments	$275,625	$77,707	$20,692	$177,226
____________________
* These investments are in a foreign currency and the total commitment has been converted to USD using the March 31, 2018 exchange rate.

(24)
As of March 31, 2018, Dynamic Product Tankers, LLC had various classes of limited liability interests outstanding of which the Company holds Class A-1 and Class A-3 units which are identical except that Class A-1 unit is voting and Class A-3 unit is non-voting. The units entitle the Company to appoint three out of five managers to the board of managers.

(25)
As of March 31, 2018, MSEA Tankers, LLC had various classes of limited liability interests outstanding of which the Company holds Class A-1 and Class A-2 units which are identical except that Class A-1 unit is voting and Class A-2 unit is non-voting. The units entitle the Company to appoint two out of three managers to the board of managers.

See notes to financial statements

APOLLO INVESTMENT CORPORATION
SCHEDULE OF INVESTMENTS
March 31, 2018
(In thousands, except share data)

(26)	The Company holds three classes of warrants in Sprint Industrial Holdings, LLC. The Company holds 5,595 warrants of Class G, 507 warrants of Class H, and 1,239 warrants of Class I.

(27)	The notional value represents the number of contracts open multiplied by the exercise price as of March 31, 2018.

(28)
The unused line fees of 0.50% and 0.25% are collected for the Unfunded Delayed Draw and Unfunded Revolver, respectively from both Altasciences US Acquisition, Inc. and Altasciences / 9360-1367 Quebec Inc. as each borrower has access to the respective lending facilities.

(29)
AIC Spotted Hawk Holdings, LLC, AIC SHD Holdings, LLC and AIC Pelican Holdings, LLC are consolidated wholly-owned special purpose vehicles which only hold equity investments of the underlying portfolio companies and have no other significant assets or liabilities. AIC Spotted Hawk Holdings, LLC and AIC SHD Holdings, LLC hold equity investments in SHD Oil & Gas, LLC. AIC Pelican Holdings, LLC holds an equity investment in Pelican Energy, LLC.

See notes to financial statements

APOLLO INVESTMENT CORPORATION
SCHEDULE OF INVESTMENTS
March 31, 2018
(In thousands, except share data)

(30)	The following shows the composition of the Company’s portfolio at cost by control designation, investment type and industry as of March 31, 2018:

Industry	First Lien - Secured Debt	Second Lien - Secured Debt	Unsecured Debt	Structured Products and Other	Preferred Equity	Common Equity/Interests	Warrants	Total
Non-Controlled / Non-Affiliated Investments
Advertising, Printing & Publishing	$26,259	$7,473	$—	$—	$—	$—	$—	$33,732
Aerospace & Defense	20,682	46,988	—	—	—	—	—	67,670
Automotive	14,565	26,550	—	—	—	—	—	41,115
Business Services	109,729	218,112	80,000	—	—	4,500	—	412,341
Chemicals, Plastics & Rubber	59,305	14,423	—	—	—	—	—	73,728
Consumer Goods – Durable	14,572	24,649	—	—	—	—	—	39,221
Consumer Goods – Non-Durable	—	25,043	—	—	—	—	—	25,043
Consumer Services	—	24,628	—	—	—	—	—	24,628
Containers, Packaging & Glass	1,189	18,107	—	—	—	—	—	19,296
Diversified Investment Vehicles, Banking, Finance, Real Estate	3,156	12,867	—	25,691	—	—	—	41,714
Energy – Electricity	37,637	—	—	—	5,832	4	—	43,473
Food & Grocery	19,533	24,784	—	—	—	—	—	44,317
Healthcare & Pharmaceuticals	163,567	99,939	—	—	333	—	315	264,154
High Tech Industries	104,359	49,308	—	—	—	—	48	153,715
Hotel, Gaming, Leisure, Restaurants	2,500	—	—	—	—	—	—	2,500
Insurance	2,565	21,807	—	—	—	—	—	24,372
Manufacturing, Capital Equipment	—	39,400	—	—	—	—	—	39,400
Media – Diversified & Production	(41)	3,213	—	—	—	—	—	3,172
Metals & Mining	1,273	—	—	—	—	—	—	1,273
Telecommunications	34,318	22,565	9,918	—	—	—	—	66,801
Transportation – Cargo, Distribution	—	9,284	12,798	—	—	1,715	—	23,797
Utilities – Electric	—	—	—	26,030	—	—	—	26,030
Total Non-Controlled / Non-Affiliated Investments	$615,168	$689,140	$102,716	$51,721	$6,165	$6,219	$363	$1,471,492
Non-Controlled / Affiliated Investments
Diversified Investment Vehicles, Banking, Finance, Real Estate	$—	$—	$—	$16,506	$—	$—	$—	$16,506
Energy – Electricity	5,811	—	—	—	13,911	13,274	—	32,996
Energy – Oil & Gas	—	—	—	—	—	24,441	—	24,441
Total Non-Controlled / Affiliated Investments	$5,811	$—	$—	$16,506	$13,911	$37,715	$—	$73,943
Controlled Investments
Aviation and Consumer Transport	$359,800	$—	$—	$—	$—	$15,000	$—	$374,800
Energy – Oil & Gas	122,016	30,510	—	—	—	31,489	—	184,015
Transportation – Cargo, Distribution	41,790	—	—	—	—	122,556	—	164,346
Total Controlled Investments	$523,606	$30,510	$—	$—	$—	$169,045	$—	$723,161
Total	$1,144,585	$719,650	$102,716	$68,227	$20,076	$212,979	$363	$2,268,596

See notes to financial statements

APOLLO INVESTMENT CORPORATION
SCHEDULE OF INVESTMENTS
March 31, 2018
(In thousands, except share data)

(31)	The following shows the composition of the Company’s portfolio at fair value by control designation, investment type and industry as of March 31, 2018:

Industry	First Lien - Secured Debt	Second Lien - Secured Debt	Unsecured Debt	Structured Products and Other	Preferred Equity	Common Equity/Interests	Warrants	Total	% of Net Assets
Non-Controlled / Non-Affiliated Investments
Advertising, Printing & Publishing	$26,879	$7,611	$—	$—	$—	$—	$—	$34,490	2.4%
Aerospace & Defense	20,466	47,893	—	—	—	—	—	68,359	4.8%
Automotive	14,550	26,325	—	—	—	—	—	40,875	2.9%
Business Services	108,839	219,271	80,000		—	4,500	—	412,610	29.1%
Chemicals, Plastics & Rubber	47,170	16,360	—	—	—	—	—	63,530	4.5%
Consumer Goods – Durable	14,564	24,647	—	—	—	466	—	39,677	2.8%
Consumer Goods – Non-Durable	—	25,476	—	—	—	—	—	25,476	1.8%
Consumer Services	—	24,623	—	—	—	—	—	24,623	1.8%
Containers, Packaging & Glass	1,561	10,159	—	—	—	—	—	11,720	0.8%
Diversified Investment Vehicles, Banking, Finance, Real Estate	3,149	13,107	—	24,960	—	—	—	41,216	2.9%
Energy – Electricity	37,778	—	—	—	5,008	929	—	43,715	3.1%
Food & Grocery	19,502	25,250	—	—	—	—	—	44,752	3.2%
Healthcare & Pharmaceuticals	164,419	88,252	—	—	333	—	173	253,177	17.9%
High Tech Industries	104,053	49,655	—	—	—	—	78	153,786	10.8%
Hotel, Gaming, Leisure, Restaurants	2,500	—	—	—	—	—	—	2,500	0.2%
Insurance	2,947	21,216	—	—	—	—	—	24,163	1.7%
Manufacturing, Capital Equipment	—	39,966	—	—	—	—	—	39,966	2.8%
Media – Diversified & Production	(44)	3,233	—	—	—	—	—	3,189	0.2%
Metals & Mining	451	—	—	—	—	—	—	451	0%
Telecommunications	34,965	22,941	10,117	—	—	—	—	68,023	4.8%
Transportation – Cargo, Distribution	—	9,516	13,049	—	—	2,310	—	24,875	1.8%
Utilities – Electric	—	—	—	28,860	—	—	—	28,860	2.0%
Total Non-Controlled / Non-Affiliated Investments	$603,749	$675,501	$103,166	$53,820	$5,341	$8,205	$251	$1,450,033	102.3%
% of Net Assets	42.6%	47.6%	7.3%	3.8%	0.4%	0.6%	0%	102.3%
Non-Controlled / Affiliated Investments
Diversified Investment Vehicles, Banking, Finance, Real Estate	$—	$—	$—	$14,147	$—	$—	$—	$14,147	1.0%
Energy – Electricity	6,063	—	—	—	25,711	10,087	—	41,861	3.0%
Energy – Oil & Gas	—	—	—	—	—	12,946	—	12,946	0.9%
Total Non-Controlled / Affiliated Investments	$6,063	$—	$—	$14,147	$25,711	$23,033	$—	$68,954	4.9%
% of Net Assets	0.4%	—%	—%	1.0%	1.8%	1.7%	—%	4.9%
Controlled Investments
Aviation and Consumer Transport	$359,800	$—	$—	$—	$—	$42,381	$—	$402,181	28.3%
Energy – Oil & Gas	120,331	30,510	—	—	—	20,303	—	171,144	12.1%
Transportation – Cargo, Distribution	42,000	—	—	—	—	113,735	—	155,735	11.0%
Total Controlled Investments	$522,131	$30,510	$—	$—	$—	$176,419	$—	$729,060	51.4%
% of Net Assets	36.8%	2.2%	—%	—%	—%	12.4%	—%	51.4%
Total	$1,131,943	$706,011	$103,166	$67,967	$31,052	$207,657	$251	$2,248,047	158.6%
% of Net Assets	79.8%	49.8%	7.3%	4.8%	2.2%	14.7%	0%	158.6%

See notes to financial statements

APOLLO INVESTMENT CORPORATION
SCHEDULE OF INVESTMENTS
March 31, 2018
(In thousands, except share data)

Industry Classification	Percentage of Total Investments (at Fair Value) as of March 31, 2018
Business Services	18.4%
Aviation and Consumer Transport	17.9%
Healthcare & Pharmaceuticals	11.3%
Energy – Oil & Gas	8.2%
Transportation – Cargo, Distribution	8.0%
High Tech Industries	6.9%
Energy – Electricity	3.8%
Aerospace & Defense	3.0%
Telecommunications	3.0%
Chemicals, Plastics & Rubber	2.8%
Diversified Investment Vehicles, Banking, Finance, Real Estate	2.5%
Food & Grocery	2.0%
Automotive	1.8%
Manufacturing, Capital Equipment	1.8%
Consumer Goods – Durable	1.8%
Advertising, Printing & Publishing	1.5%
Utilities – Electric	1.3%
Consumer Goods – Non-durable	1.1%
Consumer Services	1.1%
Insurance	1.1%
Containers, Packaging & Glass	0.5%
Media – Diversified & Production	0.1%
Hotel, Gaming, Leisure, Restaurants	0.1%
Metals & Mining	0.0%
Total Investments	100.0%

See notes to financial statements

APOLLO INVESTMENT CORPORATION
SCHEDULE OF INVESTMENTS
March 31, 2017
(In thousands, except share data)

Industry / Company	Investment Type	Interest Rate (20)	Maturity Date	Par / Shares (12)	Cost (28)	Fair Value (1) (29)
Advertising, Printing & Publishing
A-L Parent LLC	Second Lien Secured Debt	8.25% (1M L+725, 1.00% Floor)	12/02/24	$10,048	$9,951	$10,023	(10)
American Media, Inc.	First Lien Secured Debt	8.50% (1M L+750, 1.00% Floor)	08/24/20	15,467	15,048	15,467	(16)
	First Lien Secured Debt - Letter of Credit	7.50%	08/24/20	154	—	—	(16)(23)
	First Lien Secured Debt - Revolver	8.56% (3M L+750, 1.00% Floor)	08/24/20	770	770	770	(16)(23)
	First Lien Secured Debt - Unfunded Revolver	0.50% Unfunded	08/24/20	854	(45)	—	(16)(21)(23)
					15,773	16,237
Total Advertising, Printing & Publishing					$25,724	$26,260
Aerospace & Defense
PAE Holding Corporation	Second Lien Secured Debt	10.50% (1M L+950, 1.00% Floor)	10/20/23	$22,026	$21,297	$22,246	(10)
Total Aerospace & Defense					$21,297	$22,246
Automotive
K&N Parent, Inc.	Second Lien Secured Debt	9.75% (3M L+875, 1.00% Floor)	10/21/24	$30,000	$29,425	$29,849
Total Automotive					$29,425	$29,849
Aviation and Consumer Transport
Merx Aviation
Merx Aviation Finance Assets Ireland Limited (5)	First Lien Secured Debt - Letter of Credit	2.25%	09/30/17	$3,600	$—	$—	(16)(23)
Merx Aviation Finance, LLC (5)	Common Equity/Interests - Membership Interests	N/A	N/A	N/A	19,204	48,811
	First Lien Secured Debt - Letter of Credit	2.25%	07/31/17	177	—	—	(16)(23)
	First Lien Secured Debt - Revolver	12.00%	10/31/18	374,084	374,084	374,084	(16)(23)
	First Lien Secured Debt - Unfunded Revolver	0.00% Unfunded	10/31/18	125,916	—	—	(16)(21)(23)
Total Aviation and Consumer Transport					$393,288	$422,895
Broadcasting & Subscription
SiTV, Inc.	Second Lien Secured Debt	10.38%	07/01/19	$2,219	$2,219	$1,340	(10)(11)
Total Broadcasting & Subscription					$2,219	$1,340
Business Services
Access CIG, LLC	Second Lien Secured Debt	9.78% (3M L+875, 1.00% Floor)	10/17/22	$50,970	$49,054	$51,313	(16)
Active Network, LLC	Second Lien Secured Debt	10.50% (1M L+950, 1.00% Floor)	11/15/21	17,875	17,712	17,819	(10)
Appriss Holdings, Inc.	Second Lien Secured Debt	10.40% (3M L+925, 1.00% Floor)	05/21/21	23,309	23,057	23,309
Aptean, Inc.	Second Lien Secured Debt	10.50% (1M L+950, 1.00% Floor)	12/20/23	9,548	9,409	9,571	(10)
Electro Rent Corporation	Second Lien Secured Debt	10.00% (1M L+900, 1.00% Floor)	01/31/25	18,333	17,795	17,967	(9)
GCA Services Group, Inc.	Second Lien Secured Debt	10.05% (3M L+900, 1.00% Floor)	03/01/24	16,250	16,022	16,189	(10)
Institutional Shareholder Services, Inc.	Second Lien Secured Debt	9.61% (3M L+850, 1.00% Floor)	04/30/22	8,232	8,162	8,314
Ministry Brands, LLC	Second Lien Secured Debt	10.25% (1M L+925, 1.00% Floor)	06/02/23	10,000	9,856	9,851	(16)(23)
My Alarm Center, LLC	First Lien Secured Debt - Revolver	11.00% (P+700)	01/09/19	5,083	5,083	5,083	(16)(23)
	First Lien Secured Debt - Term Loan A	9.00% (1M L+800, 1.00% Floor)	01/09/19	28,035	28,035	28,035	(16)

See notes to financial statements

APOLLO INVESTMENT CORPORATION
SCHEDULE OF INVESTMENTS
March 31, 2017
(In thousands, except share data)

Industry / Company	Investment Type	Interest Rate (20)	Maturity Date	Par / Shares (12)		Cost (28)	Fair Value (1) (29)
	First Lien Secured Debt - Term Loan B	9.00% (1M L+800, 1.00% Floor)	01/09/19		8,320	8,320	8,320	(16)(23)
	First Lien Secured Debt - Term Loan C	9.00% (1M L+800, 1.00% Floor)	01/09/19		3,554	3,554	3,554	(16)(23)
	First Lien Secured Debt - Unfunded Revolver	0.35% Unfunded	01/09/19		1,167	—	—	(16)(21)(23)
	First Lien Secured Debt - Unfunded Term Loan B	0.35% Unfunded	01/09/19		441	—	—	(16)(21)(23)
	First Lien Secured Debt - Unfunded Term Loan C	0.35% Unfunded	01/09/19		557	—	—	(16)(21)(23)
						44,992	44,992
Poseidon Merger Sub, Inc.	Second Lien Secured Debt	9.56% (3M L+850, 1.00% Floor)	08/15/23		18,000	17,568	18,000
PSI Services, LLC	First Lien Secured Debt	6.00% (1M L+500, 1.00% Floor)	01/20/23		7,698	7,511	7,508	(9)(16)
	First Lien Secured Debt - Revolver	6.00% (3M L+500, 1.00% Floor)	01/20/22		198	198	194	(9)(16)(23)
	First Lien Secured Debt - Unfunded Revolver	0.50% Unfunded	01/20/22		198	(10)	(5)	(8)(9)(16)(21)(23)
	First Lien Secured Debt - Unfunded Revolver	0.50% Unfunded	01/20/22		£47	—	—	(9)(16)(21)(23)
	Second Lien Secured Debt	10.00% (1M L+900, 1.00% Floor)	01/20/24		25,714	24,964	24,950	(9)(16)
						32,663	32,647
SCM Insurance Services, Inc.	First Lien Secured Debt	9.25%	08/22/19	C$	39,480	33,387	25,527	(17)
Dodge Data/Skyline Data
Dodge Data & Analytics LLC	First Lien Secured Debt	9.94% (3M L+875, 1.00% Floor)	10/31/19		51,234	50,647	49,825
Skyline Data, News and Analytics LLC	Common Equity/Interest - Class A Common Unit	N/A	N/A		4,500,000 Shares	4,500	4,500	(13)
						55,147	54,325
Sterling Holdings Ultimate Parent, Inc.	Second Lien Secured Debt	9.40% (3M L+825, 1.00% Floor)	06/19/23		20,000	19,824	19,800
STG-Fairway Acquisitions, Inc.	Second Lien Secured Debt	10.30% (3M L+925, 1.00% Floor)	06/30/23		15,000	14,685	14,663
U.S. Security Associates Holdings, Inc.	Unsecured Debt	11.00%	07/28/18		135,000	135,000	135,000
Velocity Technology Solutions, Inc.	Second Lien Secured Debt	9.50% (3M L+825, 1.25% Floor)	09/28/20		16,500	16,298	16,335
Total Business Services						$520,631	$515,622
Chemicals, Plastics & Rubber
Avantor Performance Materials Holdings, LLC	First Lien Secured Debt - Letter of Credit	4.00%	03/10/18		$72	$1	$—	(16)(23)
	First Lien Secured Debt - Unfunded Revolver	0.50% Unfunded	03/10/22		4,928	(617)	(13)	(8)(16)(21)(23)
	Second Lien Secured Debt	9.25% (1M L+825, 1.00% Floor)	03/10/25		737	730	742	(10)(16)
	Second Lien Secured Debt - Unfunded Delayed Draw	0.00% Unfunded	03/10/25		892	(9)	—	(10)(16)(21)(23)
						105	729
Hare Bidco, Inc.	Second Lien Secured Debt	9.75% (3M L+875, 1.00% Floor)	08/01/24		€13,574	14,381	14,228
Maxus Capital Carbon SPE I, LLC	First Lien Secured Debt	5.22% PIK	12/31/18		59,305	59,305	50,585
Total Chemical, Plastics & Rubber						$73,791	$65,542
Consumer Goods – Durable
See notes to financial statements

APOLLO INVESTMENT CORPORATION
SCHEDULE OF INVESTMENTS
March 31, 2017
(In thousands, except share data)

Industry / Company	Investment Type	Interest Rate (20)	Maturity Date	Par / Shares (12)	Cost (28)	Fair Value (1) (29)
Sequential Brands Group, Inc.	Second Lien Secured Debt	9.83% (1M L+900)	07/01/22	$17,512	$17,319	$17,252	(17)
Sorenson Holdings, LLC	Common Equity/Interest - Membership Interests	N/A	N/A	587 Shares	—	231	(13)
	Unsecured Debt	13.85% Cash (13.85% PIK Toggle)	10/31/21	52	35	47	(10)(11)
					35	278
Total Consumer Goods - Durable					$17,354	$17,530
Containers, Packaging & Glass
Sprint Industrial Holdings, LLC	Second Lien Secured Debt	13.50% PIK	11/14/19	$16,707	$16,213	$9,297
TricorBraun Holdings, Inc.	First Lien Secured Debt - Revolver	6.25% (P+225)	11/30/21	960	960	960	(16)(23)
	First Lien Secured Debt - Unfunded Revolver	0.50% Unfunded	11/30/21	4,665	(472)	—	(16)(21)(23)
					488	960
Total Containers, Packaging & Glass					$16,701	$10,257
Diversified Investment Vehicles, Banking, Finance, Real Estate
Armor Holding II LLC	Second Lien Secured Debt	10.25% (3M L+900, 1.25% Floor)	12/26/20	$8,000	$7,906	$8,000	(10)
AIC SPV Holdings I, LLC (4)(15)	Common Equity/Interest - Membership Interests	N/A	N/A	N/A	69,040	24,285	(17)(23)
Craft 2013-1	Structured Products and Other - Credit-Linked Note	9.98% (3M L+925)	04/17/22	7,625	7,694	7,625	(16)(17)
	Structured Products and Other - Credit-Linked Note	10.31% (3M L+925)	04/17/22	25,000	25,013	25,000	(11)(16)(17)
					$32,707	$32,625
Craft 2014-1A	Structured Products and Other - Credit-Linked Note	10.89% (3M L+965)	05/15/21	$42,500	$42,376	$41,820	(11)(17)
Craft 2015-2	Structured Products and Other - Credit-Linked Note	10.31% (3M L+925)	01/16/24	26,000	25,827	25,389	(11)(17)
Golden Bear 2016-R, LLC (3)(4)	Structured Products and Other - Membership Interests	N/A	09/20/42	N/A	16,459	17,066	(17)(22)
Ivy Hill Middle Market Credit Fund IX, Ltd. (3)(4)	Structured Products and Other - Subordinated Notes	13.34%	10/18/25	12,500	9,158	9,537	(11)(17)(22)
Ivy Hill Middle Market Credit Fund X, Ltd. (3)(4)	Structured Products and Other - Subordinated Notes	11.25%	07/18/27	14,000	11,078	10,841	(11)(17)(22)
Total Diversified Investment Vehicles, Banking, Finance, Real Estate					$214,551	$169,563
Education
Delta/Gryphon
Delta Career Education Corporation	Preferred Equity - Super Senior Preferred Stock A	N/A	N/A	7,812 Shares	$7,049	$—	(13)
	Preferred Equity - Super Senior Preferred Stock B	N/A	N/A	10,585 Shares	8,788	—	(13)
	Preferred Equity - Super Senior Preferred Stock C	N/A	N/A	23,769 Shares	20,665	—	(13)
Gryphon Colleges Corp.	Common Equity/Interest - Common Stock	N/A	N/A	17,500 Shares	175	—	(13)
	Preferred Equity - Preferred Stock	13.50% PIK	N/A	12,360 Shares	27,685	—	(13)(14)

See notes to financial statements

APOLLO INVESTMENT CORPORATION
SCHEDULE OF INVESTMENTS
March 31, 2017
(In thousands, except share data)

Industry / Company	Investment Type	Interest Rate (20)	Maturity Date	Par / Shares (12)	Cost (28)	Fair Value (1) (29)
	Preferred Equity - Preferred Stock	12.50% PIK	N/A	332,500 Shares	6,863	—	(13)(14)
	Warrants - Class A-1 Preferred Stock Warrants	N/A	N/A	45,947 Warrants	460	—	(13)
	Warrants - Class B-1 Preferred Stock Warrants	N/A	N/A	104,314 Warrants	1,043	—	(13)
	Warrants - Common Stock Warrants	N/A	N/A	9,820 Warrants	98	—	(13)
Total Education					$72,826	$—
Energy – Electricity
AMP Solar Group, Inc. (4)	Common Equity/Interest - Class A Common Unit	N/A	N/A	243,646 Shares	$10,000	$4,687	(13)(17)
Renew Financial
Renew Financial LLC (f/k/a Renewable Funding, LLC) (4)	Preferred Equity - Series B Preferred Stock	N/A	N/A	1,505,868 Shares	8,343	19,383	(13)
	Preferred Equity - Series D Preferred Stock	N/A	N/A	436,689 Shares	5,568	6,254	(13)
Renew JV LLC (4)	Common Equity/Interest - Membership Interests	N/A	N/A	1,959,906 Shares	1,960	4,701	(13)(17)
					15,871	30,338
Solarplicity Group
Solarplicity Group Limited (3)(4)	Common Equity/Interest - Class B Common Shares	N/A	N/A	2,825 Shares	2,472	—	(2)(13)(17)(26)
	First Lien - Secured Debt	8.00% Cash (8.00% PIK Toggle)	11/30/22	£125,468	146,598	119,426	(17)
Solarplicity UK Holdings Limited (4)	Common Equity/Interest - Ordinary Shares	N/A	N/A	2,825 Shares	3	4,952	(2)(13)(17)
	Unsecured Debt	8.00% Cash (8.00% PIK Toggle)	02/24/22	£2,000	2,499	2,501	(17)
					151,572	126,879
Sungevity Inc.	Preferred Equity - Series D Preferred Stock	N/A	N/A	114,678,899 Shares	4,409	$—	(13)
Westinghouse Electric Co LLC	First Lien Secured Debt	7.25% (1M L+625, 1.00% Floor)	03/31/18	$17,500	17,064	17,064	(9)(16)
	First Lien Secured Debt	0.50% Unfunded	03/31/18	22,500	—	—	(9)(21)
					17,064	17,064
Total Energy – Electricity					$198,916	$178,968
Energy – Oil & Gas
Glacier Oil & Gas Corp. (f/k/a Miller Energy Resources, Inc.) (5)	Common Equity/Interest - Common Stock	N/A	N/A	5,000,000 Shares	$30,078	$18,862	(13)
	First Lien Secured Debt	8.00% Cash (10.00% PIK Toggle)	03/29/19	$10,000	10,000	10,000	(16)(23)
	Second Lien Secured Debt	10.00% PIK Toggle (8.00% Cash)	03/29/21	27,617	27,617	27,617	(16)
					67,695	56,479
Pelican Energy, LLC (4)	Common Equity/Interest - Membership Interests	N/A	N/A	1,228 Shares	1,099	—	(13)(17)
	First Lien Secured Debt	10.00% PIK Toggle (10.00% Cash)	12/31/18	31,141	26,665	15,417	(14)(17)
					27,764	15,417
SHD Oil & Gas, LLC (5)	Common Equity/Interest - Series A Units	N/A	N/A	7,600,000 Shares	1,412	—	(13)
	First Lien Secured Debt - Tranche A Note	14.00% (8.00% Cash plus 6.00% PIK)	12/31/19	40,891	40,891	40,891	(16)

See notes to financial statements

APOLLO INVESTMENT CORPORATION
SCHEDULE OF INVESTMENTS
March 31, 2017
(In thousands, except share data)

Industry / Company	Investment Type	Interest Rate (20)	Maturity Date	Par / Shares (12)	Cost (28)	Fair Value (1) (29)
	First Lien Secured Debt - Tranche B Note	14.00% PIK	12/31/19	63,697	44,380	32,793	(14)(16)
	First Lien Secured Debt - Tranche C Note	12.00%	12/31/19	6,750	6,750	6,750	(16)(23)
	First Lien Secured Debt - Unfunded Tranche C Note	0.00% Unfunded	12/31/19	11,250	—	—	(16)(21)(23)
					93,433	80,434
Venoco, Inc. (4)	Common Equity/Interest - LLC Units	N/A	N/A	192,177 Shares	40,517	—	(13)
	Unsecured Debt	10.00% PIK	07/25/17	338	337	—
	Warrants - Series A Warrants	N/A	N/A	23,125 Warrants	48,170	—	(13)
					89,024	—
Total Energy – Oil & Gas					$277,916	$152,330
Environmental Industries
LVI Group Investments, LLC (3)(4)	Common Equity/Interest - Common Units	N/A	N/A	212,460 Shares	$17,505	$—	(13)
Total Environmental Industries					$17,505	$—
Food & Grocery
Grocery Outlet, Inc.	Second Lien Secured Debt	9.40% (3M L+825, 1.00% Floor)	10/21/22	$25,000	$24,713	$25,094	(10)
Total Food & Grocery					$24,713	$25,094
Healthcare & Pharmaceuticals
Aptevo Therapeutics Inc.	First Lien Secured Debt	8.38% (1M L+760)	02/01/21	$8,571	$8,605	$8,419	(9)(16)(23)
	First Lien Secured Debt - Unfunded Delayed Draw	0.00% Unfunded	02/01/21	6,429	(27)	114	(9)(16)(21)(23)
					8,578	8,533
BioClinica Holding I, LP	Second Lien Secured Debt	9.25% (1M L+825, 1.00% Floor)	10/21/24	24,612	24,144	24,474	(10)
Clothesline Holdings, Inc.	Common Equity/Interest - Common Stock	N/A	N/A	6,000 Shares	6,000	—	(13)
Elements Behavioral Health, Inc.	Second Lien Secured Debt	13.04% (3M L+1200 PIK, 1.00% Floor)	02/11/20	11,192	11,141	9,289
Endologix, Inc.	First Lien Secured Debt - Unfunded Revolver	N/A	07/29/20	5,000	(21)	(25)	(8)(9)(17)(21)(23)
Invuity, Inc.	First Lien Secured Debt	8.00% (1M L+650, 1.50% Floor)	03/01/22	6,667	6,558	6,539	(9)(16)
	First Lien Secured Debt - Unfunded Delayed Draw	0.00% Unfunded	03/01/22	3,333	(16)	(64)	(8)(9)(16)(21)(23)
	First Lien Secured Debt - Unfunded Revolver	0.50% Unfunded	03/01/22	2,000	(9)	(10)	(8)(9)(16)(21)(23)
	Warrants - Warrants	N/A	N/A	16,873 Warrants	80	94	(9)
					6,613	6,559
Lanai Holdings III, Inc.	Second Lien Secured Debt	9.50% (1M L+850, 1.00% Floor)	08/28/23	17,391	16,907	17,217	(10)
Novadaq Technologies Inc.	First Lien Secured Debt	7.98% (1M L+720, 0.50% Floor)	01/01/22	3,333	3,324	3,325	(9)(16)(17)(23)
	First Lien Secured Debt - Unfunded Delayed Draw	0.00% Unfunded	01/01/22	6,666	(32)	(18)	(8)(9)(16)(17)(21)(23)
	First Lien Secured Debt - Unfunded Revolver	0.50% Unfunded	01/01/22	3,000	(14)	(14)	(8)(9)(16)(17)(21)(23)
					3,278	3,293
Oxford Immunotec, Inc.	First Lien Secured Debt	8.38% (1M L+760)	10/01/21	9,750	9,752	9,756	(9)(16)(17)

See notes to financial statements

APOLLO INVESTMENT CORPORATION
SCHEDULE OF INVESTMENTS
March 31, 2017
(In thousands, except share data)

Industry / Company	Investment Type	Interest Rate (20)	Maturity Date	Par / Shares (12)	Cost (28)	Fair Value (1) (29)
	First Lien Secured Debt - Unfunded Revolver	0.50% Unfunded	10/01/21	1,000	(5)	(5)	(8)(9)(16)(17)(21)(23)
					9,747	9,751
PetVet Care Centers, LLC	Second Lien Secured Debt	9.65% (3M L+850, 1.00% Floor)	06/17/21	13,500	13,120	13,298
Wright Medical Group, Inc.	First Lien Secured Debt - Revolver	5.03% (1M L+425, 0.75% Floor)	12/23/21	10,000	10,000	9,900	(9)(16)(17)(23)
	First Lien Secured Debt - Unfunded Revolver	0.50% Unfunded	12/23/21	40,000	(302)	(400)	(8)(9)(16)(17)(21)(23)
					9,698	9,500
Total Healthcare & Pharmaceuticals					$109,205	$101,889
High Tech Industries
ChyronHego Corporation	First Lien Secured Debt	7.43% (1M L+643, 1.00% Floor)	03/09/20	$36,208	$35,697	$35,484	(18)
ECN Holding Company (Emergency Communications Network)	First Lien Secured Debt	9.50% (2M L+850, 1.00% Floor)	06/12/21	22,190	21,944	22,040	(16)(18)
LabVantage Solutions
LabVantage Solutions Inc.	First Lien Secured Debt	9.00% (3M L+800, 1.00% Floor)	12/29/20	14,438	14,085	14,293
LabVantage Solutions Limited	First Lien Secured Debt	9.00% (3M E+800, 1.00% Floor)	12/29/20	€13,226	13,852	14,004	(16)(17)
	First Lien Secured Debt - Unfunded Revolver	0.50% Unfunded	12/29/20	€3,435	(90)	(37)	(8)(16)(17)(21)(23)
					27,847	28,260
MSC Software Corp.	Second Lien Secured Debt	8.50% (1M L+750, 1.00% Floor)	05/31/21	13,448	13,359	13,464	(17)
Nextech Systems, LLC	First Lien Secured Debt	8.40% (3M L+725, 1.00% Floor)	06/22/21	21,716	21,256	21,282	(18)
Saba Software, Inc.	First Lien Secured Debt	9.00% (1M L+800, 1.00% Floor)	03/30/21	9,825	9,825	9,825	(18)
Telestream Holdings Corporation	First Lien Secured Debt	7.61% (3M L +645, 1.00% Floor)	01/15/20	37,119	36,745	36,376	(18)
Tibco Software Inc.	First Lien Secured Debt - Unfunded Revolver	0.50% Unfunded	12/05/19	6,000	(32)	(839)	(8)(21)(23)
Total High Tech Industries					$166,641	$165,892
Hotel, Gaming, Leisure, Restaurants
GFRC Holdings LLC	Common Equity/Interest - Membership Interests	N/A	N/A	2,500,000 Shares	$—	$—	(13)
	First Lien Secured Debt	10.50% (1M L+900 Cash (L+900 PIK Toggle), 1.50% Floor)	02/01/22	$2,500	2,500	2,375
					2,500	2,375
SMG	Second Lien Secured Debt	9.40% (3M L+825, 1.00% Floor)	02/27/21	19,649	19,649	19,625
Total Hotel, Gaming, Leisure, Restaurants					$22,149	$22,000
Insurance
Alliant Holdings Intermediate, LLC	First Lien Secured Debt - Letter of Credit	3.375%	04/24/17	$37	$—	$(2)	(8)(16)(23)
	First Lien Secured Debt - Letter of Credit	3.375%	05/04/17	8	—	—	(8)(16)(23)
	First Lien Secured Debt - Letter of Credit	3.375%	06/30/17	17	—	(1)	(8)(16)(23)
	First Lien Secured Debt - Letter of Credit	3.375%	07/29/17	80	—	(4)	(8)(16)(23)
	First Lien Secured Debt - Letter of Credit	3.375%	10/03/17	8	—	—	(8)(16)(23)

See notes to financial statements

APOLLO INVESTMENT CORPORATION
SCHEDULE OF INVESTMENTS
March 31, 2017
(In thousands, except share data)

Industry / Company	Investment Type	Interest Rate (20)	Maturity Date	Par / Shares (12)	Cost (28)	Fair Value (1) (29)
	First Lien Secured Debt - Letter of Credit	3.375%	11/30/17	38	—	(2)	(8)(16)(23)
	First Lien Secured Debt - Unfunded Revolver	0.50% Unfunded	08/14/20	14,812	(1,152)	(697)	(8)(16)(21)(23)
					(1,152)	(706)
Confie Seguros Holding II Co.	Second Lien Secured Debt	10.25% (1M L+900, 1.25% Floor)	05/08/19	22,344	22,276	22,260	(10)
Asurion Corporation	Second Lien Secured Debt	8.50% (1M L+750, 1.00% Floor)	03/03/21	39,590	39,404	40,167	(10)
Total Insurance					$60,528	$61,721
Manufacturing, Capital Equipment
MedPlast Holdings Inc.	Second Lien Secured Debt	9.78% (3M L+875, 1.00% Floor)	06/06/23	$8,000	$7,800	$7,800
MW Industries, Inc.	Second Lien Secured Debt	10.40% (3M L+925, 1.00% Floor)	12/28/20	20,000	19,569	20,100	(10)
Power Products, LLC	Second Lien Secured Debt	10.34% (3M L+900, 1.00% Floor)	12/20/23	37,500	36,239	36,847	(9)
Total Manufacturing, Capital Equipment					$63,608	$64,747
Media – Diversified & Production
SESAC Holdco II LLC	First Lien Secured Debt - Unfunded Revolver	0.50% Unfunded	02/23/22	$587	$(52)	$(44)	(8)(16)(21)(23)
	Second Lien Secured Debt	8.25% (3M L+725, 1.00% Floor)	02/24/25	3,241	3,209	3,254	(10)(16)
Total Media – Diversified & Production					$3,157	$3,210
Metals & Mining
Magnetation, LLC	First Lien Secured Debt	9.15% (3M L+800 Cash (PIK Toggle))	12/31/19	$2,081	$2,050	$705	(14)(16)
	First Lien Secured Debt	12.00% PIK	12/31/19	12,527	10,378	—	(14)(16)
Total Metals & Mining					$12,428	$705
Telecommunications
UniTek Global Services Inc.	First Lien Secured Debt	11.50% (P+750)	01/13/19	$10,000	$10,000	$10,000	(16)
	First Lien Secured Debt	9.65% (3M L+750 Cash plus 1.00% PIK, 1.00% Floor)	01/13/19	32,367	32,366	33,013	(16)
	First Lien Secured Debt	9.65% (3M L+750 Cash plus 1.00% PIK, 1.00% Floor)	01/13/19	1,709	1,709	1,709	(16)
	First Lien Secured Debt - Letter of Credit	7.50%	01/13/19	7,762	—	—	(16)(23)
	First Lien Secured Debt - Unfunded Revolver	0.50% Unfunded	01/13/19	5,000	—	—	(16)(21)(23)
	Unsecured Debt	15.00% PIK	07/13/19	8,547	8,547	8,717	(16)
					52,622	53,439
Wave Holdco Merger Sub, Inc.	Second Lien Secured Debt	10.25% (1M L+925, 1.00% Floor)	05/27/23	10,000	9,768	9,874
Total Telecommunication					$62,390	$63,313
Transportation – Cargo, Distribution
American Tire
Accelerate Parent Corp.	Common Equity/Interest - Common Stock	N/A	N/A	1,664,046 Shares	$1,714	$1,730	(13)
American Tire Distributors, Inc.	Unsecured Debt	10.25%	03/01/22	$14,741	14,808	15,119	(10)(11)
					16,522	16,849
Dynamic Product Tankers, LLC (5)	Common Equity/Interest - Class A Units	N/A	N/A	—	48,106	42,644	(17)(24)
	First Lien Secured Debt - Letter of Credit	2.25%	09/20/17	2,250	—	—	(17)(23)
					48,106	42,644
MSEA Tankers LLC (5)	Common Equity/Interest - Class A Units	N/A	N/A	N/A	74,450	72,797	(17)(25)

See notes to financial statements

APOLLO INVESTMENT CORPORATION
SCHEDULE OF INVESTMENTS
March 31, 2017
(In thousands, except share data)

Industry / Company	Investment Type	Interest Rate (20)	Maturity Date	Par / Shares (12)	Cost (28)	Fair Value (1) (29)
TMK Hawk Parent, Corp.	Second Lien Secured Debt	8.50% (1M L+750, 1.00% Floor)	10/01/22	34,000	33,745	33,830
Total Transportation – Cargo, Distribution					$172,823	$166,120
Utilities – Electric
Asset Repackaging Trust Six B.V.	Structured Products and Other	13.11%	05/18/27	$58,411	$25,637	$29,615	(11)(17)(19)
Total Utilities – Electric					$25,637	$29,615
Total Investments before Cash Equivalents					$2,605,423	$2,316,708	(10)
J.P. Morgan U.S. Government Money Market Fund	N/A	N/A	N/A	$9,783	$9,783	$9,783	(27)
Total Investments after Cash Equivalents					$2,615,206	$2,326,491	(6)(7)
____________________

(1)	Fair value is determined in good faith by or under the direction of the Board of Directors of the Company (See Note 2 to the financial statements).

(2)	Solarplicity Group Limited and Solarplicity UK Holdings Limited are GBP denominated equity investments.

(3)
Denotes investments in which the Company owns greater than 25% of the equity, where the governing documents of each entity preclude the Company from exercising a controlling influence over the management or policies of such entity. The Company does not have the right to elect or appoint more than 25% of the directors or another party has the right to elect or appoint more directors than the Company and has the right to appoint certain members of senior management. Therefore, the Company has determined that these entities are not controlled affiliates. As of March 31, 2017, we had a 100%, 32%, 32%, 36% and 28% equity ownership interest in Golden Bear 2016-R, LLC; Ivy Hill Middle Market Credit Fund IX, Ltd.; Ivy Hill Middle Market Credit Fund X, Ltd.; LVI Group Investments, LLC and Solarplicity Group Limited, respectively.

See notes to financial statements

APOLLO INVESTMENT CORPORATION
SCHEDULE OF INVESTMENTS
March 31, 2017
(In thousands, except share data)

(4)
Denotes investments in which we are an “Affiliated Person,” as defined in the 1940 Act, due to holding the power to vote or owning 5% or more of the outstanding voting securities of the investment but not controlling the company. Fair value as of March 31, 2016 and March 31, 2017 along with transactions during the year ended March 31, 2017 in these affiliated investments are as follows:

Name of Issue	Fair Value at March 31, 2016	Gross Additions ●	Gross Reductions ■	Net Change in Unrealized Gains (Losses)	Fair Value at March 31, 2017	Net Realized Gains (Losses)	Interest/Dividend/Other Income
AIC SPV Holdings I, LLC, Membership Interests	$—	$69,039	$—	$(44,754)	$24,285	$—	$599
AMP Solar Group, Inc., Class A Common Unit	—	7,022	—	(2,335)	4,687	—	—
Generation Brands Holdings, Inc., Basic Common Stock	9,712	1	—	(9,713)	—	10,155	—
Generation Brands Holdings, Inc., Series 2L Common Stock	39,572	—	(11,242)	(28,330)	—	29,963	—
Generation Brands Holdings, Inc., Series H Common Stock	8,087	—	(2,298)	(5,789)	—	6,123	—
Golden Bear 2016-R, LLC, Membership Interests	—	16,460	—	606	17,066	—	—
Golden Bear Warehouse LLC, Membership Interests	49,617	27,777	(60,685)	(16,709)	—	34,216	3,020
Highbridge Loan Management 3-2014, Ltd., Subordinated Notes	4,975	—	(5,547)	572	—	(75)	113
Ivy Hill Middle Market Credit Fund IX, Ltd., Subordinated Notes	9,717	—	(1,022)	842	9,537	—	1,465
Ivy Hill Middle Market Credit Fund X, Ltd., Subordinated Notes	10,722	—	(1,212)	1,331	10,841	—	1,509
Jamestown CLO I Ltd., Subordinated Notes	380	—	(2,875)	2,495	—	(1,448)	—
LVI Group Investments, LLC, Common Units	21,486	—	—	(21,486)	—	—	44
MCF CLO I, LLC, Membership Interests	33,145	—	(33,268)	123	—	2,113	3,904
MCF CLO III, LLC, Class E Notes	10,073	1,180	(12,753)	1,500	—	—	1,719
MCF CLO III, LLC, Membership Interests	31,180	—	(34,700)	3,520	—	5,184	4,500
Pelican Energy, LLC, First Lien Term Loan	17,500	—	(143)	(1,940)	15,417	—	—
Pelican Energy, LLC, Membership Interests	—	—	—	—	—	—	—
Renew Financial LLC (f/k/a Renewable Funding, LLC), Series B Preferred Stock	20,459	—	—	(1,076)	19,383	—	—
Renew Financial LLC (f/k/a Renewable Funding, LLC), Series D Preferred Stock	5,933	—	—	321	6,254	—	—
Renew JV LLC, Membership Interests	—	1,960	—	2,741	4,701	—	—
Solarplicity Group Limited, First Lien Term Loan	—	160,281	(57,085)	16,230	119,426	(36,217)	2,385
Solarplicity Group Limited, Common Shares	—	—	—	—	—	—	—
Solarplicity UK Holdings Limited, Unsecured Debt	—	2,499	—	2	2,501	—	20
Solarplicity UK Holdings Limited, Ordinary Shares	—	4	—	4,948	4,952	—	—
Venoco, Inc., Unsecured Debt	—	338	—	(338)	—	—	—
Venoco, Inc., LLC Units	—	40,517	—	(40,517)	—	—	—
Venoco, Inc., Series A Warrants	—	48,170	—	(48,170)	—	—	—
	$272,558	$375,248	$(222,830)	$(185,926)	$239,050	$50,014	$19,278
____________________

See notes to financial statements

APOLLO INVESTMENT CORPORATION
SCHEDULE OF INVESTMENTS
March 31, 2017
(In thousands, except share data)

● Gross additions includes increases in the cost basis of investments resulting from new portfolio investments, payment-in-kind interest or dividends, the accretion of discounts, the exchange of one or more existing securities for one or more new securities and the movement of an existing portfolio company into this category from a different category.
■ Gross reductions include decreases in the cost basis of investments resulting from principal collections related to investment repayments or sales, the amortization of premiums, the exchange of one or more existing securities for one or more new securities and the movement of an existing portfolio company out of this category into a different category.

(5)
Denotes investments in which we are deemed to exercise a controlling influence over the management or policies of a company, as defined in the 1940 Act, due to beneficially owning, either directly or through one or more controlled companies, more than 25% of the outstanding voting securities of the investment. Fair value as of March 31, 2016 and March 31, 2017 along with transactions during the year ended March 31, 2017 in these Controlled investments are as follows:

Name of Issue	Fair Value at March 31, 2016	Gross Additions ●	Gross Reductions ■	Net Change in Unrealized Losses	Fair Value at March 31, 2017	Net Realized Losses	Interest/Dividend/Other Income
Dynamic Product Tankers, LLC, Letter of Credit	$—	$—	$—	$—	$—	$—	$25
Dynamic Product Tankers, LLC, Class A Units	48,264	—	—	(5,620)	42,644	—	1,200
Glacier Oil & Gas Corp. (f/k/a Miller Energy Resources, Inc.), First Lien Term Loan	—	10,000	—	—	10,000	—	470
Glacier Oil & Gas Corp. (f/k/a Miller Energy Resources, Inc.), Second Lien Term Loan	25,000	2,617	—	—	27,617	—	2,619
Glacier Oil & Gas Corp. (f/k/a Miller Energy Resources, Inc.), Common Stock	30,078	—	—	(11,216)	18,862	—	—
Merx Aviation Finance, LLC, Revolver	403,084	11,000	(40,000)	—	374,084	—	48,256
Merx Aviation Finance, LLC, Letter of Credit	—	—	—	—	—	—	(1)
Merx Aviation Finance Assets Ireland Limited, Letter of Credit	—	—	—	—	—	—	(18)
Merx Aviation Finance, LLC, Membership Interests	93,714	—	(45,049)	146	48,811	—	9,700
MSEA Tankers LLC, Class A Units	84,138	—	(10,550)	(791)	72,797	—	6,850
SHD Oil & Gas, LLC (f/k/a Spotted Hawk Development LLC), Tranche A Note	—	40,890	—	1	40,891	—	2,095
SHD Oil & Gas, LLC (f/k/a Spotted Hawk Development LLC), Tranche B Note	—	28,936	—	3,857	32,793	—	—
SHD Oil & Gas, LLC (f/k/a Spotted Hawk Development LLC), Tranche C Note	—	6,750	—	—	6,750	—	262
SHD Oil & Gas, LLC (f/k/a Spotted Hawk Development LLC), Unfunded Tranche C Note	—	—	—	—	—	—	—
SHD Oil & Gas, LLC (f/k/a Spotted Hawk Development LLC), Series A Units	—	—	—	—	—	—	—
Solarplicity Group Limited, First lien Term Loan	163,034	41,732	(169,365)	(35,401)	—	(2,173)	14,228
Solarplicity Group Limited, Class B Common Shares	6,665	—	—	(6,665)	—	—	—
	$853,977	$141,925	$(264,964)	$(55,689)	$675,249	$(2,173)	$85,686
____________________
● Gross additions includes increases in the cost basis of investments resulting from new portfolio investments, payment-in-kind interest or dividends, the accretion of discounts, the exchange of one or more existing securities for one or more new securities and the movement of an existing portfolio company into this category from a different category.
■ Gross reductions include decreases in the cost basis of investments resulting from principal collections related to investment repayments or sales, the amortization of premiums, the exchange of one or more existing securities for one or more new securities and the movement of an existing portfolio company out of this category into a different category.

See notes to financial statements

APOLLO INVESTMENT CORPORATION
SCHEDULE OF INVESTMENTS
March 31, 2017
(In thousands, except share data)

As of March 31, 2017, the Company had a 85%, 48%, 100%, 98% and 38% equity ownership interest in Dynamic Product Tankers, LLC; Glacier Oil & Gas Corp. (f/k/a Miller Energy Resources, Inc.); Merx Aviation Finance, LLC; MSEA Tankers, LLC; and SHD Oil & Gas, LLC (f/k/a Spotted Hawk Development LLC), respectively.

(6)	Aggregate gross unrealized gain and loss for federal income tax purposes is $70,774 and $314,345, respectively. Net unrealized loss is $243,571 based on a tax cost of $2,560,279.

(7)
Substantially all securities are pledged as collateral to our multi-currency revolving credit facility (the “Senior Secured Facility” as defined in Note 8 to the financial statements). As such, these securities are not available as collateral to our general creditors.

(8)	The negative fair value is the result of the commitment being valued below par.

(9)
These are co-investments made with the Company’s affiliates in accordance with the terms of the exemptive order the Company received from the Securities and Exchange Commission (the “SEC”) permitting us to do so. (See Note 3 to the financial statements for discussion of the exemptive order from the SEC.)

(10)
Other than the investments noted by this footnote, the fair value of the Company’s investments is determined using unobservable inputs that are significant to the overall fair value measurement. See Note 2 to the financial statements for more information regarding ASC 820, Fair Value Measurements (“ASC 820”).

(11)
These securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.

(12)	Par amount is denominated in USD unless otherwise noted, Euro (“€”), British Pound (“£”), and Canadian Dollar (“C$”).

(13)	Non-income producing security.

(14)	Non-accrual status (See Note 2 to the financial statements).

(15)
The underlying investments of AIC SPV Holdings I, LLC are two secured debt positions and one preferred equity position in SquareTwo Financial Corporation. One of the secured debt positions and the preferred equity position are on non-accrual status.

(16)
Denotes debt securities where the Company owns multiple tranches of the same broad asset type but whose security characteristics differ. Such differences may include level of subordination, call protection and pricing, and differing interest rate characteristics, among other factors. Such factors are usually considered in the determination of fair values.

(17)
Investments that the Company has determined are not “qualifying assets” under Section 55(a) of the 1940 Act. Under the 1940 Act, we may not acquire any non-qualifying asset unless, at the time such acquisition is made, qualifying assets represent at least 70% of our total assets. The status of these assets under the 1940 Act is subject to change. The Company monitors the status of these assets on an ongoing basis. As of March 31, 2017, non-qualifying assets represented approximately 23.0% of the total assets of the Company.

(18)	In addition to the interest earned based on the stated rate of this loan, the Company may be entitled to receive additional interest as a result of its arrangement with other lenders in a syndication.

(19)	This investment represents a leveraged subordinated interest in a trust that holds one foreign currency denominated bond and a derivative instrument.

(20)
Generally, the interest rate on floating interest rate investments is at benchmark rate plus spread. The borrower has an option to choose the benchmark rate, such as the London Interbank Offered Rate (“LIBOR”), the Euro Interbank Offered Rate (“EURIBOR”), the federal funds rate or the prime rate. The spread may change based on the type of rate used. The terms in the Schedule of Investments disclose the actual interest rate in effect as of the reporting period. LIBOR loans are typically indexed to 30-day, 60-day, 90-day or 180-day LIBOR rates (1M L, 3M L, or 6M L, respectively), and EURIBOR loans are typically indexed to 90-day EURIBOR rates (3M E), at the borrower’s option. LIBOR and EURIBOR loans may be subject to interest floors. As of March 31, 2017, rates for 1M L, 2M L, 3M L, 6M L, 3M E, and prime are 0.98%, 1.03%, 1.15%, 1.42%, (0.33%), and 4.00%, respectively.

(21)	The rates associated with these undrawn committed revolvers and delayed draw term loans represent rates for commitment and unused fees.

(22)
The collateralized loan obligation (“CLO”) equity investments are entitled to recurring distributions which are generally equal to the excess cash flow generated from the underlying investments after payment of the contractual payments to debt holders and fund expenses. The current estimated yield is based on the current projections of this excess cash flow taking into account assumptions such as expected prepayments, losses and future reinvestment rates. These assumptions are periodically reviewed and adjusted. Ultimately, the actual yield may be higher or lower than the estimated yield if actual results differ from those used for the assumptions.

See notes to financial statements

APOLLO INVESTMENT CORPORATION
SCHEDULE OF INVESTMENTS
March 31, 2017
(In thousands, except share data)

(23)
As of March 31, 2017, the Company had the following commitments to fund various revolving and delayed draw senior secured and subordinated loans, including commitments to issue letters of credit through a financial intermediary on behalf of certain portfolio companies. Such commitments are subject to the satisfaction of certain conditions set forth in the documents governing these loans and letters of credit and there can be no assurance that such conditions will be satisfied. See Note 10 to the financial statements for further information on revolving and delayed draw loan commitments, including commitments to issue letters of credit, related to certain portfolio companies.

Portfolio Company	Total Commitment	Drawn Commitment	Letters of Credit	Undrawn Commitment
AIC SPV Holdings I, LLC	$8,888	$4,629	$—	$4,259
Alliant Holdings Intermediate, LLC	15,000	—	188	14,812
American Media, Inc.	1,778	770	154	854
Aptevo Therapeutics Inc.	15,000	8,571	—	6,429
Avantor Performance Materials Holdings, LLC	6,629	737	72	5,820
Dynamic Product Tankers, LLC	2,250	—	2,250	—
Endologix, Inc.	5,000	—	—	5,000
Invuity, Inc.	12,000	6,667	—	5,333
LabVantage Solutions Limited	3,674	—	—	3,674
Merx Aviation Finance, LLC	3,600	—	3,600	—
Merx Aviation Finance Assets Ireland Limited	177	—	177	—
My Alarm Center, LLC	19,122	16,958	—	2,164
Novadaq Technologies Inc.	13,000	3,333	—	9,667
Oxford Immunotec, Inc.	1,000	—	—	1,000
PSI Services, LLC	455	198	—	257
SESAC Holdco II LLC	587	—	—	587
SHD Oil & Gas, LLC (f/k/a Spotted Hawk Development LLC)	18,000	6,750	—	11,250
Tibco Software Inc.	6,000	—	—	6,000
TricorBraun Holdings, Inc.	5,625	960	—	4,665
UniTek Global Services Inc.	12,762	—	7,762	5,000
Westinghouse Electric Co LLC	40,000	17,500	—	22,500
Wright Medical Group, Inc.	50,000	10,000	—	40,000
Total Commitments	$240,547	$77,073	$14,203	$149,271

(24)
As of March 31, 2017, Dynamic Product Tankers, LLC had various classes of limited liability interests outstanding of which the Company holds Class A-1 and Class A-3 units which are identical except that Class A-1 unit is voting and Class A-3 unit is non-voting. The units entitle the Company to appoint three out of five managers to the board of managers.

(25)
As of March 31, 2017, MSEA Tankers, LLC had various classes of limited liability interests outstanding of which the Company holds Class A-1 and Class A-2 units which are identical except that Class A-1 unit is voting and Class A-2 unit is non-voting. The units entitle the Company to appoint two out of three managers to the board of managers.

(26)	As of March 31, 2017, the Company holds two classes of shares in Solarplicity Group Limited. The Company holds 434 shares of Class A shares (non-voting) and 2,391 shares of Class B (voting).

(27)	This security is included in the Cash and Cash Equivalents on the Statements of Assets and Liabilities.

See notes to financial statements

APOLLO INVESTMENT CORPORATION
SCHEDULE OF INVESTMENTS
March 31, 2017
(In thousands, except share data)

(28)	The following shows the composition of the Company’s portfolio at cost by control designation, investment type and industry as of March 31, 2017:

Industry	First Lien - Secured Debt	Second Lien - Secured Debt	Unsecured Debt	Structured Products and Other	Preferred Equity	Common Equity/Interests	Warrants	Total
Non-Controlled / Non-Affiliated Investments
Advertising, Printing & Publishing	$15,773	$9,951	$—	$—	$—	$—	$—	$25,724
Aerospace & Defense	—	21,297	—	—	—	—	—	21,297
Automotive	—	29,425	—	—	—	—	—	29,425
Broadcasting & Subscription	—	2,219	—	—	—	—	—	2,219
Business Services	136,726	244,405	135,000	—	—	4,500	—	520,631
Chemicals, Plastics & Rubber	58,689	15,102	—	—	—	—	—	73,791
Consumer Goods – Durable	—	17,319	35	—	—	—	—	17,354
Containers, Packaging & Glass	488	16,213	—	—	—	—	—	16,701
Diversified Investment Vehicles, Banking, Finance, Real Estate	—	7,906	—	100,910	—	—	—	108,816
Education	—	—	—	—	71,050	175	1,601	72,826
Energy – Electricity	17,064	—	—	—	4,409	—	—	21,473
Food & Grocery	—	24,713	—	—	—	—	—	24,713
Healthcare & Pharmaceuticals	37,811	65,312	—	—	—	6,002	80	109,205
High Tech Industries	153,282	13,359	—	—	—	—	—	166,641
Hotel, Gaming, Leisure, Restaurants	2,500	19,649	—	—	—	—	—	22,149
Insurance	(1,152)	61,680	—	—	—	—	—	60,528
Manufacturing, Capital Equipment	—	63,608	—	—	—	—	—	63,608
Media – Diversified & Production	(52)	3,209	—	—	—	—	—	3,157
Metals & Mining	12,428	—	—	—	—	—	—	12,428
Telecommunications	44,076	9,768	8,546	—	—	—	—	62,390
Transportation – Cargo, Distribution	—	33,746	14,809	—	—	1,712	—	50,267
Utilities – Electric	—	—	—	25,637	—	—	—	25,637
Total Non-Controlled / Non-Affiliated Investments	$477,633	$658,881	$158,390	$126,547	$75,459	$12,389	$1,681	$1,510,980
Non-Controlled / Affiliated Investments
Diversified Investment Vehicles, Banking, Finance, Real Estate	$—	$—	$—	$36,695	$—	$69,040	$—	$105,735
Energy – Electricity	146,598	—	2,499	—	13,911	14,435	—	177,443
Energy – Oil & Gas	26,665	—	337	—	—	41,616	48,170	116,788
Environmental Industries	—	—	—	—	—	17,505	—	17,505
Total Non-Controlled / Affiliated Investments	$173,263	$—	$2,836	$36,695	$13,911	$142,596	$48,170	$417,471
Controlled Investments
Aviation and Consumer Transport	$374,084	$—	$—	$—	$—	$19,204	$—	$393,288
Energy – Oil & Gas	102,021	27,617	—	—	—	31,490	—	161,128
Transportation – Cargo, Distribution	—	—	—	—	—	122,556	—	122,556
Total Controlled Investments	$476,105	$27,617	$—	$—	$—	$173,250	$—	$676,972
Total	$1,127,001	$686,498	$161,226	$163,242	$89,370	$328,235	$49,851	$2,605,423

See notes to financial statements

APOLLO INVESTMENT CORPORATION
SCHEDULE OF INVESTMENTS
March 31, 2017
(In thousands, except share data)

(29)	The following shows the composition of the Company’s portfolio at fair value by control designation, investment type and industry as of March 31, 2017:

Industry	First Lien - Secured Debt	Second Lien - Secured Debt	Unsecured Debt	Structured Products and Other	Preferred Equity	Common Equity/Interests	Warrants	Total	% of Net Assets
Non-Controlled / Non-Affiliated Investments
Advertising, Printing & Publishing	$16,237	$10,023	$—	$—	$—	$—	$—	$26,260	1.7%
Aerospace & Defense	—	22,246	—	—	—	—	—	22,246	1.5%
Automotive	—	29,849	—	—	—	—	—	29,849	2.0%
Broadcasting & Subscription	—	1,340	—	—	—	—	—	1,340	0.1%
Business Services	128,042	248,080	135,000	—	—	4,500	—	515,622	34.7%
Chemicals, Plastics & Rubber	50,572	14,970	—	—	—	—	—	65,542	4.4%
Consumer Goods – Durable	—	17,252	47	—	—	231	—	17,530	1.2%
Containers, Packaging & Glass	960	9,297	—	—	—	—	—	10,257	0.7%
Diversified Investment Vehicles, Banking, Finance, Real Estate	—	8,000	—	99,834	—	—	—	107,834	7.3%
Energy – Electricity	17,064	—	—	—	—	—	—	17,064	1.2%
Food & Grocery	—	25,094	—	—	—	—	—	25,094	1.7%
Healthcare & Pharmaceuticals	37,517	64,278	—	—	—	—	94	101,889	6.9%
High Tech Industries	152,427	13,465	—	—	—	—	—	165,892	11.2%
Hotel, Gaming, Leisure, Restaurants	2,375	19,625	—	—	—	—	—	22,000	1.5%
Insurance	(706)	62,427	—	—	—	—	—	61,721	4.2%
Manufacturing, Capital Equipment	—	64,747	—	—	—	—	—	64,747	4.4%
Media – Diversified & Production	(44)	3,254	—	—	—	—	—	3,210	0.2%
Metals & Mining	705	—	—	—	—	—	—	705	—%
Telecommunications	44,722	9,874	8,717	—	—	—	—	63,313	4.3%
Transportation – Cargo, Distribution	—	33,830	15,119	—	—	1,730	—	50,679	3.4%
Utilities – Electric	—	—	—	29,615	—	—	—	29,615	2.0%
Total Non-Controlled / Non-Affiliated Investments	$449,871	$657,651	$158,883	$129,449	$—	$6,461	$94	$1,402,409	94.6%
% of Net Assets	30.4%	44.4%	10.7%	8.7%	—%	0.4%	—%	94.6%
Non-Controlled / Affiliated Investments
Diversified Investment Vehicles, Banking, Finance, Real Estate	$—	$—	$—	$37,444	$—	$24,285	$—	$61,729	4.2%
Energy – Electricity	119,426	—	2,501	—	25,637	14,340	—	161,904	10.9%
Energy – Oil & Gas	15,417	—	—	—	—	—	—	15,417	1.0%
Total Non-Controlled / Affiliated Investments	$134,843	$—	$2,501	$37,444	$25,637	$38,625	$—	$239,050	16.1%
% of Net Assets	9.1%	—%	0.2%	2.5%	1.7%	2.6%	—%	16.1%
Controlled Investments
Aviation and Consumer Transport	$374,084	$—	$—	$—	$—	$48,811	$—	$422,895	28.6%
Energy – Oil & Gas	90,434	27,617	—	—	—	18,862	—	136,913	9.2%
Transportation – Cargo, Distribution	—	—	—	—	—	115,441	—	115,441	7.8%
Total Controlled Investments	$464,518	$27,617	$—	$—	$—	$183,114	$—	$675,249	45.6%
% of Net Assets	31.3%	1.9%	—%	—%	—%	12.4%	—%	45.6%
Total	$1,049,232	$685,268	$161,384	$166,893	$25,637	$228,200	$94	$2,316,708	156.3%
% of Net Assets	70.8%	46.3%	10.9%	11.2%	1.7%	15.4%	—%	156.3%
See notes to financial statements

APOLLO INVESTMENT CORPORATION
SCHEDULE OF INVESTMENTS
March 31, 2017
(In thousands, except share data)

Industry Classification	Percentage of Total Investments (at Fair Value) as of March 31, 2017
Business Services	22.3%
Aviation and Consumer Transport	18.3%
Energy – Electricity	7.7%
Diversified Investment Vehicles, Banking, Finance, Real Estate	7.3%
Transportation – Cargo, Distribution	7.2%
High Tech Industries	7.2%
Energy – Oil & Gas	6.6%
Healthcare & Pharmaceuticals	4.4%
Chemicals, Plastics & Rubber	2.8%
Manufacturing, Capital Equipment	2.8%
Telecommunications	2.7%
Insurance	2.7%
Automotive	1.3%
Utilities – Electric	1.3%
Advertising, Printing & Publishing	1.1%
Food & Grocery	1.1%
Aerospace & Defense	1.0%
Hotel, Gaming, Leisure, Restaurants	0.9%
Consumer Goods – Durable	0.7%
Containers, Packaging & Glass	0.4%
Media – Diversified & Production	0.1%
Broadcasting & Subscription	0.1%
Metals & Mining	0.0%
Education	0.0%
Environmental Industries	0.0%
Total Investments	100.0%

See notes to financial statements

APOLLO INVESTMENT CORPORATION
NOTES TO FINANCIAL STATEMENTS
(In thousands except share and per share data)

Note 1. Organization
Apollo Investment Corporation (the “Company,” “Apollo Investment,” “AIC,” “we,” “us,” or “our”), a Maryland corporation incorporated on February 2, 2004, is a closed-end, externally managed, non-diversified management investment company that has elected to be treated as a business development company (“BDC”) under the Investment Company Act of 1940 (the “1940 Act”). In addition, for tax purposes we have elected to be treated as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). We commenced operations on April 8, 2004 receiving net proceeds of $870,000 from our initial public offering by selling 62 million shares of common stock at a price of $15.00 per share. Since then, and through March 31, 2018, we have raised approximately $2,210,067 in net proceeds from additional offerings of common stock and repurchased common stock for $120,101.
Apollo Investment Management, L.P. (the “Investment Adviser” or “AIM”) is our investment adviser and an affiliate of Apollo Global Management, LLC and its consolidated subsidiaries (“AGM”). The Investment Adviser, subject to the overall supervision of our Board of Directors, manages the day-to-day operations of and provides investment advisory services to the Company.
Apollo Investment Administration, LLC (the “Administrator” or “AIA”), an affiliate of AGM, provides, among other things, administrative services and facilities for the Company. Furthermore, AIA provides on our behalf managerial assistance to those portfolio companies to which we are required to provide such assistance.
Our investment objective is to generate current income and capital appreciation. We invest primarily in various forms of debt investments, including secured and unsecured debt, loan investments, and/or equity in private middle-market companies. We may also invest in the securities of public companies and in structured products and other investments such as collateralized loan obligations (“CLOs”) and credit-linked notes (“CLNs”). Our portfolio is comprised primarily of investments in debt, including secured and unsecured debt of private middle-market companies that, in the case of senior secured loans, generally are not broadly syndicated and whose aggregate tranche size is typically less than $250 million. Our portfolio may include equity interests such as common stock, preferred stock, warrants and/or options.
Note 2. Significant Accounting Policies
The following is a summary of the significant accounting and reporting policies used in preparing the financial statements.
Basis of Presentation
The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) pursuant to the requirements on Form 10-K, ASC 946, Financial Services — Investment Companies (“ASC 946”), and Articles 6, 10 and 12 of Regulation S-X. In the opinion of management, all adjustments, which are of a normal recurring nature, considered necessary for the fair presentation of the financial statements for the periods presented, have been included.
Under the 1940 Act, ASC 946, and the regulations pursuant to Article 6 of Regulation S-X, we are precluded from consolidating any entity other than another investment company or an operating company which provides substantially all of its services to benefit us. Consequently, as of March 31, 2018, the Company consolidated some special purposes entities. These special purposes entities only hold investments of the Company and have no other significant asset and liabilities. All significant intercompany transactions and balances have been eliminated in consolidation.
Use of Estimates
The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements and the reported amounts of income, expenses, gains and losses during the reported periods. Changes in the economic environment, financial markets, credit worthiness of our portfolio companies and any other parameters used in determining these estimates could cause actual results to differ materially.

APOLLO INVESTMENT CORPORATION
NOTES TO FINANCIAL STATEMENTS (Continued)
(In thousands except share and per share data)

Cash and Cash Equivalents
The Company defines cash equivalents as securities that are readily convertible into known amounts of cash and near maturity that they present insignificant risk of changes in value because of changes in interest rates. Generally, only securities with a maturity of three months or less from the date of purchase would qualify, with limited exceptions. The Company deems that certain money market funds, U.S. Treasury bills, repurchase agreements, and other high-quality, short-term debt securities would qualify as cash equivalents.
Cash and cash equivalents are carried at cost which approximates fair value. Cash equivalents held as of March 31, 2018 was $14,035. Cash equivalents held as of March 31, 2017 was $9,783.
Collateral on Option Contracts
Collateral on option contracts represents restricted cash held by our counterparty as collateral against our derivative instruments until such contracts mature or are settled upon per agreement of buyer and seller of the contract. In accordance with Accounting
Standards Update No. 2016-18, Statement of Cash Flows: Restricted Cash, the Statements of Cash Flows outline the changes in cash, including both restricted and unrestricted cash, cash equivalents and foreign currencies.

Investment Transactions
Investments are recognized when we assume an obligation to acquire a financial instrument and assume the risks for gains and losses related to that instrument. Investments are derecognized when we assume an obligation to sell a financial instrument and forego the risks for gains or losses related to that instrument. Specifically, we record all security transactions on a trade date basis. Amounts for investments recognized or derecognized but not yet settled are reported as a receivable for investments sold and a payable for investments purchased, respectively, in the Statements of Assets and Liabilities.
Fair Value Measurements
The Company follows guidance in ASC 820, Fair Value Measurement (“ASC 820”), where fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Company. Unobservable inputs reflect the Company’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities.
ASC 820 classifies the inputs used to measure these fair values into the following hierarchy:
Level 1: Quoted prices in active markets for identical assets or liabilities, accessible by us at the measurement date.
Level 2: Quoted prices for similar assets or liabilities in active markets, or quoted prices for identical or similar assets or liabilities in markets that are not active, or other observable inputs other than quoted prices.
Level 3: Unobservable inputs for the asset or liability.
In all cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls has been determined based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each investment. The level assigned to the investment valuations may not be indicative of the risk or liquidity associated with investing in such investments. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may differ materially from the values that would be received upon an actual disposition of such investments.

APOLLO INVESTMENT CORPORATION
NOTES TO FINANCIAL STATEMENTS (Continued)
(In thousands except share and per share data)

Investment Valuation Process
Under procedures established by our Board of Directors, we value investments, including certain secured debt, unsecured debt and other debt securities with maturities greater than 60 days, for which market quotations are readily available, at such market quotations (unless they are deemed not to represent fair value). We attempt to obtain market quotations from at least two brokers or dealers (if available, otherwise from a principal market maker, primary market dealer or other independent pricing service). We utilize mid-market pricing as a practical expedient for fair value unless a different point within the range is more representative. If and when market quotations are unavailable or are deemed not to represent fair value, we typically utilize independent third party valuation firms to assist us in determining fair value. Accordingly, such investments go through our multi-step valuation process as described below. In each case, our independent third party valuation firms consider observable market inputs together with significant unobservable inputs in arriving at their valuation recommendations for such investments. Investments purchased within 15 business days before the valuation date and debt investments with remaining maturities of 60 days or less may each be valued at cost with interest accrued or discount amortized to the date of maturity (although they are typically valued at available market quotations), unless such valuation, in the judgment of our Investment Adviser, does not represent fair value. In this case such investments shall be valued at fair value as determined in good faith by or under the direction of our Board of Directors including using market quotations where available. Investments that are not publicly traded or whose market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of our Board of Directors. Such determination of fair values may involve subjective judgments and estimates.
With respect to investments for which market quotations are not readily available or when such market quotations are deemed not to represent fair value, our Board of Directors has approved a multi-step valuation process each quarter, as described below:

1.	Our quarterly valuation process begins with each investment being initially valued by the investment professionals of our Investment Adviser who are responsible for the investment.

2.	Preliminary valuation conclusions are then documented and discussed with senior management of our Investment Adviser.

3.
Independent valuation firms are engaged by our Board of Directors to conduct independent appraisals by reviewing our Investment Adviser’s preliminary valuations and then making their own independent assessment.

4.
The Audit Committee of the Board of Directors reviews the preliminary valuation of our Investment Adviser and the valuation prepared by the independent valuation firms and responds, if warranted, to the valuation recommendation of the independent valuation firms.

5.
The Board of Directors discusses valuations and determines in good faith the fair value of each investment in our portfolio based on the input of our Investment Adviser, the applicable independent valuation firm, and the Audit Committee of the Board of Directors.

Investments determined by these valuation procedures which have a fair value of less than $1 million during the prior fiscal quarter may be valued based on inputs identified by the Investment Adviser without the necessity of obtaining valuation from an independent valuation firm, if once annually an independent valuation firm using the procedures described herein provides an independent assessment of value. Investments in all asset classes are valued utilizing a market approach, an income approach, or both approaches, as appropriate. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities (including a business). The income approach uses valuation techniques to convert future amounts (for example, cash flows or earnings) to a single present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. In following these approaches, the types of factors that we may take into account in fair value pricing our investments include, as relevant: available current market data, including relevant and applicable market trading and transaction comparables, applicable market yields and multiples, security covenants, seniority of investment in the investee company’s capital structure, call protection provisions, information rights, the nature and realizable value of any collateral, the portfolio company’s ability to make payments, its earnings and discounted cash flows, the markets in which the portfolio company does business, comparisons of financial ratios of peer companies that are public, M&A comparables, our principal market (as the reporting entity) and enterprise values, among other factors. When readily available, broker quotations and/or quotations provided by pricing services are considered as an input in the valuation process. During the year ended March 31, 2018, there were no significant changes to the Company’s valuation techniques and related inputs considered in the valuation process.

APOLLO INVESTMENT CORPORATION
NOTES TO FINANCIAL STATEMENTS (Continued)
(In thousands except share and per share data)

Derivative Instruments
The Company recognizes all derivative instruments as assets or liabilities at fair value in its financial statements. Derivative contracts entered into by the Company are not designated as hedging instruments, and as result the Company presents changes in fair value and realized gains or losses through current period earnings.
Derivative instruments are measured in terms of the notional contract amount and derive their value based upon one or more underlying instruments. Derivative instruments are subject to various risks similar to non-derivative instruments including market, credit, liquidity, and operational risks. The Company manages these risks on an aggregate basis as part of its risk management process. The derivatives may require the Company to pay or receive an upfront fee or premium. These upfront fees or premiums are carried forward as cost or proceeds to the derivatives.
Exchange-traded derivatives which include put and call options are valued based on the last reported sales price on the date of valuation. Over-the-counter (“OTC”) derivatives, including credit default swaps, are valued by the Investment Adviser using quotations from counterparties. In instances where models are used, the value of the OTC derivative is derived from the contractual terms of, and specific risks inherent in, the instrument as well as the availability and reliability of observable inputs, such as credit spreads.
Offsetting Assets and Liabilities
The Company has elected not to offset cash collateral against the fair value of derivative contracts. The fair values of these derivatives are presented on a gross basis, even when derivatives are subject to master netting agreements. The Company’s disclosures regarding offsetting are discussed in Note 7 to the financial statements.

Valuation of Other Financial Assets and Financial Liabilities

ASC 825, Financial Instruments, permits an entity to choose, at specified election dates, to measure certain assets and liabilities at fair value (the “Fair Value Option”). We have not elected the Fair Value Option to report selected financial assets and financial liabilities. Debt issued by the Company is reported at amortized cost (see Note 8 to the financial statements). The carrying value of all other financial assets and liabilities approximates fair value due to their short maturities or their close proximity of the originations to the measurement date.
Realized Gains or Losses
Security transactions are accounted for on a trade date basis. Realized gains or losses on investments are calculated by using the specific identification method. Securities that have been called by the issuer are recorded at the call price on the call effective date.
Investment Income Recognition
The Company records interest and dividend income, adjusted for amortization of premium and accretion of discount, on an accrual basis. Some of our loans and other investments, including certain preferred equity investments, may have contractual payment-in-kind (“PIK”) interest or dividends. PIK income computed at the contractual rate is accrued into income and reflected as receivable up to the capitalization date. PIK investments offer issuers the option at each payment date of making payments in cash or in additional securities. When additional securities are received, they typically have the same terms, including maturity dates and interest rates as the original securities issued. On these payment dates, the Company capitalizes the accrued interest or dividends receivable (reflecting such amounts as the basis in the additional securities received). PIK generally becomes due at maturity of the investment or upon the investment being called by the issuer. At the point the Company believes PIK is not fully expected to be realized, the PIK investment will be placed on non-accrual status. When a PIK investment is placed on non-accrual status, the accrued, uncapitalized interest or dividends are reversed from the related receivable through interest or dividend income, respectively. The Company does not reverse previously capitalized PIK interest or dividends. Upon capitalization, PIK is subject to the fair value estimates associated with their related investments. PIK investments on non-accrual status are restored to accrual status if the Company believes that PIK is expected to be realized.

APOLLO INVESTMENT CORPORATION
NOTES TO FINANCIAL STATEMENTS (Continued)
(In thousands except share and per share data)

Investments that are expected to pay regularly scheduled interest and/or dividends in cash are generally placed on non-accrual status when principal or interest/dividend cash payments are past due 30 days or more and/or when it is no longer probable that principal or interest/dividend cash payments will be collected. Such non-accrual investments are restored to accrual status if past due principal and interest or dividends are paid in cash, and in management’s judgment, are likely to continue timely payment of their remaining interest or dividend obligations. Interest or dividend cash payments received on non-accrual designated investments may be recognized as income or applied to principal depending upon management’s judgment.
Loan origination fees, original issue discount (“OID”), and market discounts are capitalized and accreted into interest income over the respective terms of the applicable loans using the effective interest method or straight-line, as applicable. Upon the prepayment of a loan, prepayment premiums, any unamortized loan origination fees, OID, or market discounts are recorded as interest income. Other income generally includes amendment fees, bridge fees, and structuring fees which are recorded when earned.
The Company records as dividend income the accretable yield from its beneficial interests in structured products such as CLOs based upon a number of cash flow assumptions that are subject to uncertainties and contingencies. Such assumptions include the rate and timing of principal and interest receipts (which may be subject to prepayments and defaults) of the underlying pool of assets. These assumptions are updated on at least a quarterly basis to reflect changes related to a particular security, actual historical data, and market changes. A structured product investment typically has an underlying pool of assets. Payments on structured product investments are and will be payable solely from the cash flows from such assets. As such, any unforeseen event in these underlying pools of assets might impact the expected recovery of principal and future accrual of income.
Expenses
Expenses include management fees, performance-based incentive fees, insurance expenses, administrative service fees, legal fees, directors’ fees, audit and tax service expenses, third-party valuation fees and other general and administrative expenses. Expenses are recognized on an accrual basis.
Financing Costs
The Company records expenses related to shelf filings and applicable offering costs as deferred financing costs in the Statements of Assets and Liabilities. To the extent such expenses relate to equity offerings, these expenses are charged as a reduction of capital upon utilization, in accordance with ASC 946-20-25, or charged to expense if no offering is completed.
The Company records origination and other expenses related to its debt obligations as deferred financing costs. The deferred financing cost for all outstanding debt is presented as a direct deduction from the carrying amount of the related debt liability, except that incurred under the Senior Secured Facility (as defined in Note 8 to the financial statements), which the Company presents as an asset on the Statements of Assets and Liabilities. These expenses are deferred and amortized as part of interest expense using the straight-line method over the stated life of the obligation which approximates the effective yield method. In the event that we modify or extinguish our debt before maturity, the Company follows the guidance in ASC 470-50, Modification and Extinguishments (“ASC 470-50”). For modifications to or exchanges of our Senior Secured Facility (as defined in Note 8 to the financial statements), any unamortized deferred financing costs relating to lenders who are not part of the new lending group are expensed. For extinguishments of our senior secured notes and senior unsecured notes, any unamortized deferred financing costs are deducted from the carrying amount of the debt in determining the gain or loss from the extinguishment.
Foreign Currency Translations
The accounting records of the Company are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the foreign exchange rate on the date of valuation. The Company does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. The Company’s investments in foreign securities may involve certain risks, including without limitation: foreign exchange restrictions, expropriation, taxation or other political, social or economic risks, all of which could affect the market and/or credit risk of the investment. In addition, changes in the relationship of foreign currencies to the U.S. dollar can significantly affect the value of these investments and therefore the earnings of the Company.

APOLLO INVESTMENT CORPORATION
NOTES TO FINANCIAL STATEMENTS (Continued)
(In thousands except share and per share data)

Dividends and Distributions
Dividends and distributions to common stockholders are recorded as of the ex-dividend date. The amount to be paid out as a distribution is determined by the Board of Directors each quarter. Net realized capital gains, if any, are generally distributed or deemed distributed at least annually.
Share Repurchases
In connection with the Company’s share repurchase program, the cost of shares repurchased is charged to net assets on the trade date.
Federal and State Income Taxes
We have elected to be treated as a RIC under the Code and operate in a manner so as to qualify for the tax treatment applicable to RICs. To qualify as a RIC, the Company must (among other requirements) meet certain source-of-income and asset diversification requirements and timely distribute to its stockholders at least 90% of its investment company taxable income as defined by the Code, for each year. The Company (among other requirements) has made and intends to continue to make the requisite distributions to its stockholders, which will generally relieve the Company from corporate-level income taxes. For income tax purposes, distributions made to stockholders are reported as ordinary income, capital gains, non-taxable return of capital, or a combination thereof. The tax character of distributions paid to stockholders through March 31, 2018 may include return of capital, however, the exact amount cannot be determined at this point. The final determination of the tax character of distributions will not be made until we file our tax return for the tax year ending March 31, 2018. The character of income and gains that we will distribute is determined in accordance with income tax regulations that may differ from GAAP. Book and tax basis differences relating to stockholder dividend and distributions and other permanent book and tax difference are reclassified to paid-in capital.
If we do not distribute (or are not deemed to have distributed) at least 98% of our annual ordinary income and 98.2% of our capital gains in the calendar year earned, we will generally be required to pay excise tax equal to 4% of the amount by which 98% of our annual ordinary income and 98.2% of our capital gains exceed the distributions from such taxable income for the year. To the extent that we determine that our estimated current year annual taxable income will be in excess of estimated current year dividend distributions from such taxable income, we accrue excise taxes, if any, on estimated undistributed taxable income.
If we fail to satisfy the annual distribution requirement or otherwise fail to qualify as a RIC in any taxable year, we would be subject to tax on all of our taxable income at regular corporate rates. Distribution would generally be taxable to our individual and other non-corporate taxable stockholders as ordinary dividend income eligible for the reduced maximum rate applicable to qualified dividend income to the extent of our current and accumulated earnings and profits provided certain holding period and other requirements are met. Subject to certain limitation under the Code, corporate distributions would be eligible for the dividend-received deduction. To qualify again to be taxed as a RIC in a subsequent year, we would be required to distribute to our stockholders our accumulated earnings and profits payable by us as an additional tax. In addition, if we failed to qualify as a RIC for a period greater than two taxable years, then, in order to qualify as a RIC in a subsequent year, we would be required to elect to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if we had been liquidated) or, alternatively, be subject to taxation on such built-in gain recognized for a period of five years.
We follow ASC 740, Income Taxes (“ASC 740”). ASC 740 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. ASC 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing our tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Penalties or interest, if applicable, that may be assessed relating to income taxes would be classified as other operating expenses in the financial statements. As of March 31, 2018, there were no uncertain tax positions and no amounts accrued for interest or penalties. Management’s determinations regarding ASC 740 may be subject to review and adjustment at a later date based upon factors including, but not limited to, an on-going analysis of tax laws, regulations and interpretations thereof. Although we file both federal and state income tax returns, our major tax jurisdiction is federal. Our tax returns for each of our federal tax years since 2015 remain subject to examination by the Internal Revenue Service.

APOLLO INVESTMENT CORPORATION
NOTES TO FINANCIAL STATEMENTS (Continued)
(In thousands except share and per share data)

Recent Accounting Pronouncements
In May 2014, the FASB issued guidance to establish a comprehensive and converged standard on revenue recognition to enable financial statement users to better understand and consistently analyze an entity’s revenue across industries, transactions, and geographies. The core principle of the new guidance is that an entity should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. As such, this new guidance could impact the timing of revenue recognition. The new guidance also requires improved disclosures to help users of financial statements better understand the nature, amount, timing, and uncertainty of revenue that is recognized. The new guidance will apply to all entities. In August 2015, FASB issued its final standard formally amending the effective date of the new revenue recognition guidance. The amended guidance defers the effective date of the new guidance to interim reporting periods within annual reporting periods beginning after December 15, 2017. Public business entities are permitted to apply the new guidance early, but not before the original effective date (i.e., interim periods within annual periods beginning after December 15, 2016). The application of this guidance is not expected to have a material impact on our financial statements.

In August 2016, the FASB issued guidance intended to reduce diversity in practice in how certain cash receipts and payments are classified in the statement of cash flows, including debt prepayment or extinguishment costs, the settlement of contingent liabilities arising from a business combination, proceeds from insurance settlements, and distributions from certain equity method investments. The guidance is effective for interim and annual periods beginning after December 15, 2017. Early adoption is permitted. The application of this guidance is not expected to have a material impact on our financial statements.
Note 3. Related Party Agreements and Transactions
Investment Advisory Agreement with AIM
The Company has an investment advisory management agreement with the Investment Adviser (the “Investment Advisory Agreement”) under which AIM receives a fee from the Company, consisting of two components — a base management fee and a performance-based incentive fee.
Base Management Fee
The base management fee is determined by taking the average value of our gross assets, net of the average of any payable for investments at the end of the two most recently completed calendar quarters calculated at an annual rate of 2%.
Management Fee Waiver
Effective April 1, 2017 through March 31, 2018 (the “waiver period”), the Investment Adviser has agreed to waive 25% of its base management fee so that base management fee is reduced from 2% to 1.50%.
The same waiver was in effect for the year ended March 31, 2017.
Performance-based Incentive Fee
Incentive Fee on Pre-Incentive Fee Net Investment Income
The first part of the incentive fee is calculated and payable quarterly in arrears based on our pre-incentive fee net investment income for the immediately preceding calendar quarter at an annual rate of 20%. For this purpose, pre-incentive fee net investment income means interest income, dividend income and any other income including any other fees (other than fees for providing managerial assistance), such as structuring fees, administrative fees, amendment fees, rebate fees, and bridge fees or other fees that we receive from portfolio companies accrued during the calendar quarter, minus our operating expenses for the quarter (including the base management fee, any expenses payable under an administration agreement between the Company and the Administrator, and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income does not include any realized capital gains computed net of all realized capital losses and unrealized capital depreciation. Pre-incentive fee net investment income, expressed as a rate of return on the value of our net assets at the end of the immediately preceding calendar quarter, is compared to the rate of 1.75% per quarter (7% annualized) (the “performance threshold”). If the resulting incentive fee rate is less than 20% due to the incentive fee waiver discussed below, the percentage at which the Investment Adviser’s 100% catch-up is complete will also be reduced ratably from 2.1875% (8.75% annualized) to as low as 2.06% (8.24% annualized) (“catch-up threshold”).

APOLLO INVESTMENT CORPORATION
NOTES TO FINANCIAL STATEMENTS (Continued)
(In thousands except share and per share data)

The Company pays the Investment Adviser an incentive fee with respect to our pre-incentive fee net investment income in each calendar quarter as follows: (1) no incentive fee in any calendar quarter in which our pre-incentive fee net investment income does not exceed the performance threshold; (2) 100% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds 1.75% but does not exceed the catch-up threshold in any calendar quarter; and (3) 15% to 20% of the amount of our pre-incentive fee net investment income, if any, that exceeds catch-up threshold in any calendar quarter. These calculations are appropriately prorated for any period of less than three months. The effect of the fee calculation described above is that if pre-incentive fee net investment income is equal to or exceeds catch-up threshold, the Investment Adviser will receive a fee of 15% to 20% of our pre-incentive fee net investment income for the quarter.
Incentive Fee Waiver
Effective April 1, 2017 through March 31, 2018, the Investment Adviser has agreed to waive up to 25% of its performance-based incentive fee so that the incentive fee on pre-incentive fee net investment income could be accrued at as low a rate as 15% to the extent the Company experiences cumulative net realized and change in unrealized losses during the waiver period (“cumulative net losses”). The inclusion of cumulative net gains and cumulative net losses will be measured on a cumulative basis from April 1, 2017 through the end of each quarter during the waiver period. Any cumulative net gains will result in a dollar for dollar increase in the incentive fee payable up to a maximum rate of 20% and any cumulative net losses will result in a dollar for dollar decrease in the incentive fee payable down to a minimum rate of 15%.
The same waiver and calculation was in effect for the year ended March 31, 2017.
Incentive Fee on Cumulative Net Realized Gains
The second part of the incentive fee is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement, as of the termination date) and will equal 20% of our cumulative realized capital gains less cumulative realized capital losses, unrealized capital loss (unrealized loss on a gross investment-by-investment basis at the end of each calendar year) and all capital gains upon which prior performance-based capital gains incentive fee payments were previously made to the Investment Adviser. For accounting purposes only, we are required under GAAP to accrue a theoretical capital gains incentive fee based upon net realized capital gains and unrealized capital gain and loss on investments held at the end of each period. The accrual of this theoretical capital gains incentive fee assumes all unrealized capital gain and loss is realized in order to reflect a theoretical capital gains incentive fee that would be payable to the Investment Adviser at each measurement date. There was no accrual for theoretical capital gains incentive fee for the years ended March 31, 2018 and March 31, 2017. It should be noted that a fee so calculated and accrued would not be payable under the Investment Advisers Act of 1940 (the “Advisers Act”) or the Investment Advisory Agreement, and would not be paid based upon such computation of capital gains incentive fees in subsequent periods. Amounts actually paid to the Investment Adviser will be consistent with the Advisers Act and formula reflected in the Investment Advisory Agreement which specifically excludes consideration of unrealized capital gain.
Management Fee and Incentive Fee Waivers Prior to April 1, 2016
Effective April 2, 2012 through March 31, 2016, AIM has agreed to voluntarily waive the management fees and incentive fees on the common shares issued on April 2, 2012 and May 20, 2013. The Investment Adviser has also entered into an investment sub-advisory agreement with CION Investment Corporation (“CION”) (the “Sub-Advisory Agreement”) under which AIM receives management and incentive fees from CION in connection with the investment advisory services provided. For the period between April 1, 2014 and March 31, 2016, the Investment Adviser has agreed to waive all base management fees receivable under the Investment Advisory Agreement with the Company in the amount equal to the amount actually received by AIM from CION less the fully allocated incremental expenses accrued by AIM.
Deferred Payment of Certain Incentive Fees
For the period between April 1, 2013 and March 31, 2018, AIM has agreed to be paid the portion of the incentive fee that is attributable to interest or dividend income on PIK securities when the Company receives such interest or dividend income in cash. The accrual of incentive fee shall be reversed if such interest or dividend income is written off or determined to be no longer realizable. Upon payment of the deferred incentive fee, AIM will also receive interest on the deferred incentive fee at an annual rate of 3.25% for the period between the date in which the incentive fee is earned and the date of payment.

APOLLO INVESTMENT CORPORATION
NOTES TO FINANCIAL STATEMENTS (Continued)
(In thousands except share and per share data)

For the years ended March 31, 2018, 2017 and 2016, the Company recognized $47,937, $52,934 and $66,176, respectively, of management fees, and $28,710, $18,776 and $43,943, respectively, of incentive fees before impact of waived fees. For the years ended March 31, 2018, 2017 and 2016, management fees waived were $11,984, $13,234 and $14,351, respectively, and incentive fees waived were $7,734, $7,999 and $5,089, respectively. As of March 31, 2018 and March 31, 2017, management and performance-based incentive fees payable were $16,585 and $16,306, respectively.
For the years ended March 31, 2018, 2017 and 2016, the amount of incentive fees on PIK income for which payments have been deferred were $1,543, $1,955 and $7,001, respectively. For the years ended March 31, 2018, 2017 and 2016, the Company reversed $2,224, $13,220 and $874, respectively, of the deferred incentive fee payable related to PIK income which were deemed to be no longer realizable. As of March 31, 2018 and March 31, 2017, the cumulative deferred incentive fee on PIK income included in management and performance-based incentive fee payable line of the Statements of Assets and Liabilities were $3,066 and $2,317, respectively.
For the years ended March 31, 2018, 2017 and 2016, the amount of interest on deferred incentive fees accrued were $100, $300 and $309. For the years ended March 31, 2018, 2017 and 2016, the Company reversed $43, $573 and $20 of the accrued interest payable on deferred incentive fees related to PIK income which were deemed to be no longer realizable. As of March 31, 2018 and March 31, 2017, the accrued interest payable on deferred incentive fees were $85 and $29, respectively.
Administration Agreement with AIA
The Company has also entered into an administration agreement with the Administrator (the “Administration Agreement”) under which AIA provides administrative services for the Company. For providing these services, facilities and personnel, the Company reimburses the Administrator for the allocable portion of overhead and other expenses incurred by the Administrator and requested to be reimbursed by the Administrator in performing its obligations under the Administration Agreement. The expenses include rent and the Company’s allocable portion of compensation and other related expenses for its Chief Financial Officer, Chief Legal Officer and Chief Compliance Officer and their respective staffs. For the years ended March 31, 2018, 2017 and 2016, the Company recognized administrative services expense under the Administration Agreement of $6,915, $7,513 and $6,449, respectively. There was no payable to AIA and its affiliates for expenses paid on our behalf as of March 31, 2018 and March 31, 2017.
Administrative Service Expense Reimbursement
Merx Aviation Finance, LLC (“Merx”), a wholly-owned portfolio company of the Company, has entered into an administration agreement with the Administrator (the “Merx Administration Agreement”) under which AIA provides administrative services to Merx. For the years ended March 31, 2018, 2017 and 2016, the Company recognized administrative service expense reimbursements of $250, $250 and $150, respectively, under the Merx Administration Agreement.
Debt Expense Reimbursements
The Company has also entered into debt expense reimbursement agreements with Merx Aviation Finance Assets Ireland Limited (an affiliate of Merx), Dynamic Product Tankers, LLC and UniTek Global Services Inc. which will reimburse the Company for reasonable out-of-pocket expenses incurred, including any interest, fees or other amounts incurred by the Company in connection with letters of credit issued on their behalf. For the years ended March 31, 2018, 2017 and 2016, the Company recognized debt expense reimbursements of $332, $86 and $85, respectively, under the debt expense reimbursement agreements.

APOLLO INVESTMENT CORPORATION
NOTES TO FINANCIAL STATEMENTS (Continued)
(In thousands except share and per share data)

Co-Investment Activity
We may co-invest on a concurrent basis with affiliates of ours, subject to compliance with applicable regulations and our allocation procedures. Certain types of negotiated co-investments may be made only in accordance with the terms of the exemptive order we received from the SEC permitting us to do so. On March 29, 2016, we received an exemptive order from the SEC (the “Order”) permitting us greater flexibility to negotiate the terms of co-investment transactions with certain of our affiliates, including investment funds managed by AIM or its affiliates, subject to the conditions included therein. Under the terms of the Order, a “required majority” (as defined in Section 57(o) of the 1940 Act) of our independent directors must be able to reach certain conclusions in connection with a co-investment transaction, including that (1) the terms of the proposed transaction are reasonable and fair to us and our stockholders and do not involve overreaching of us or our stockholders on the part of any person concerned, and (2) the transaction is consistent with the interests of our stockholders and is consistent with our Board of Directors’ approved criteria. In certain situations where co-investment with one or more funds managed by AIM or its affiliates is not covered by the Order, the personnel of AIM or its affiliates will need to decide which fund will proceed with the investment. Such personnel will make these determinations based on allocation policies and procedures, which are designed to reasonably ensure that investment opportunities are allocated fairly and equitably among affiliated funds over time and in a manner that is consistent with applicable laws, rules and regulations. The Order is subject to certain terms and conditions so there can be no assurance that we will be permitted to co-invest with certain of our affiliates other than in the circumstances currently permitted by regulatory guidance and the Order.
As of March 31, 2018, the Company’s co-investment holdings were 22% of the portfolio or $498,704, measured at fair value. On a cost basis, 22% of the portfolio or $497,418 were co-investments. As of March 31, 2017, the Company’s co-investment holdings were 6% of the portfolio or $142,133, measured at fair value. On a cost basis, 5% of the portfolio or $141,654 were co-investments.
Note 4. Earnings Per Share
The following table sets forth the computation of basic and diluted earnings (loss) per share (“EPS”), pursuant to ASC 260-10, for the years ended March 31, 2018, 2017 and 2016:

	Year Ended March 31,
	2018	2017	2016
Basic and Diluted Earnings (Loss) Per Share (1)
Net increase (decrease) in net assets resulting from operations	$87,029	$18,370	$(44,526)
Weighted average shares outstanding	218,623,840	222,415,073	232,555,815
Basic and diluted earnings (loss) per share	$0.40	$0.08	$(0.19)
____________________

(1)
Diluted earnings (loss) per share is calculated using the if-converted method. In applying the if-converted method, conversion is not assumed for purposes of computing diluted EPS if the effect would be anti-dilutive. For the years ended March 31, 2018 and March 31, 2017, the Company did not have any convertible notes. As such, diluted EPS was not applicable. For the year ended March 31, 2016, anti-dilution would total $0.04.

APOLLO INVESTMENT CORPORATION
NOTES TO FINANCIAL STATEMENTS (Continued)
(In thousands except share and per share data)

Note 5. Investments
Fair Value Measurement and Disclosures
The following table shows the composition of our investment and derivative portfolio as of March 31, 2018, with the fair value disaggregated into the three levels of the fair value hierarchy in accordance with ASC 820:

			Fair Value Hierarchy
	Cost	Fair Value	Level 1	Level 2	Level 3
First Lien Secured Debt	$1,144,585	$1,131,943	$—	$—	$1,131,943
Second Lien Secured Debt	719,650	706,011	—	290,673	415,338
Unsecured Debt	102,716	103,166	—	13,049	90,117
Structured Products and Other	68,227	67,967	—	—	67,967
Preferred Equity	20,076	31,052	—	—	31,052
Common Equity/Interests	212,979	207,657	—	—	207,657
Warrants	363	251	—	—	251
Total Investments before Option Contracts and Cash Equivalents	$2,268,596	$2,248,047	$—	$303,722	$1,944,325
Purchased Put Options	$5,758	$1,226	$1,226	$—	$—
Written Call Options	(5,736)	(20,350)	(20,350)	—	—
Total Option Contracts	$22	$(19,124)	$(19,124)	$—	$—
Money Market Fund	$14,035	$14,035	$14,035	$—	$—
Total Cash Equivalents	$14,035	$14,035	$14,035	$—	$—
Total Investments after Option Contracts and Cash Equivalents	$2,282,653	$2,242,958	$(5,089)	$303,722	$1,944,325
The following table shows the composition of our investment portfolio as of March 31, 2017, with the fair value disaggregated into the three levels of the fair value hierarchy in accordance with ASC 820:

			Fair Value Hierarchy
	Cost	Fair Value	Level 1	Level 2	Level 3
First Lien Secured Debt	$1,127,001	$1,049,232	$—	$—	$1,049,232
Second Lien Secured Debt	686,498	685,268	—	238,496	446,772
Unsecured Debt	161,226	161,384	—	15,166	146,218
Structured Products and Other	163,242	166,893	—	—	166,893
Preferred Equity	89,370	25,637	—	—	25,637
Common Equity/Interests	328,235	228,200	—	—	228,200
Warrants	49,851	94	—	—	94
Total Investments before Cash Equivalents	$2,605,423	$2,316,708	$—	$253,662	$2,063,046
Money Market Fund	$9,783	$9,783	$9,783	$—	$—
Total Cash Equivalents	$9,783	$9,783	$9,783	$—	$—
Total Investments after Cash Equivalents	$2,615,206	$2,326,491	$9,783	$253,662	$2,063,046

APOLLO INVESTMENT CORPORATION
NOTES TO FINANCIAL STATEMENTS (Continued)
(In thousands except share and per share data)

The following table shows changes in the fair value of our Level 3 investments during the year ended March 31, 2018:

	First Lien Secured Debt (2)	Second Lien Secured Debt (2)	Unsecured Debt	Structured Products and Other	Preferred Equity	Common Equity/Interests	Warrants	Total
Fair value as of March 31, 2017	$1,049,232	$446,772	$146,218	$166,893	$25,637	$228,200	$94	$2,063,046
Net realized gains (losses)	(38,176)	48	(92)	1,314	(98,134)	(79,448)	(49,771)	(264,259)
Net change in unrealized gains (losses)	65,126	(12,364)	363	(3,911)	97,384	72,039	49,645	268,282
Net amortization on investments	3,504	1,986	—	393	—	35	—	5,918
Purchases, including capitalized PIK (3)	682,359	250,474	1,595	46	6,165	37,261	283	978,183
Sales (3)	(630,102)	(238,464)	(57,967)	(96,768)	—	(50,430)	—	(1,073,731)
Transfers out of Level 3 (1)	—	(40,725)	—	—	—	—	—	(40,725)
Transfers into Level 3 (1)	—	7,611	—	—	—	—	—	7,611
Fair value as of March 31, 2018	$1,131,943	$415,338	$90,117	$67,967	$31,052	$207,657	$251	$1,944,325

Net change in unrealized gains (losses) on Level 3 investments still held as of March 31, 2018	$10,079	$(6,792)	$27	$(4,406)	$1,723	$(2,722)	$(126)	$(2,217)
____________________

(1)
Transfers out of Level 3 are due to an increase in the quantity and reliability of broker quotes obtained and transfers into Level 3 are due to a decrease in the quantity and reliability of broker quotes obtained as assessed by the Investment Adviser. Transfers are assumed to have occurred at the end of the period. There were no transfers between Level 1 and Level 2 fair value measurements during the period shown.

(2)	Includes unfunded commitments measured at fair value of $(3,346).

(3)	Includes reorganizations and restructuring of investments.
The following table shows changes in the fair value of our Level 3 investments during the year ended March 31, 2017:

	First Lien Secured Debt (1)	Second Lien Secured Debt (1)	Unsecured Debt	Structured Products and Other	Preferred Equity	Common Equity/Interests	Warrants	Total
Fair value as of March 31, 2016	$1,089,156	$491,488	$227,222	$319,530	$68,562	$356,940	$—	$2,552,898
Net realized gains (losses)	(71,393)	(53,649)	—	42,375	(246)	45,381	(2,374)	(39,906)
Net change in unrealized gains (losses)	25,726	81,654	16,525	(4,736)	(41,569)	(169,483)	(44,931)	(136,814)
Net amortization on investments	2,609	1,146	320	362	—	139	—	4,576
Purchases, including capitalized PIK (2)	313,272	201,773	16,734	44,235	37,081	115,793	48,250	777,138
Sales (2)	(310,138)	(275,640)	(114,583)	(234,873)	(38,191)	(120,570)	(851)	(1,094,846)
Fair value as of March 31, 2017	$1,049,232	$446,772	$146,218	$166,893	$25,637	$228,200	$94	$2,063,046

Net change in unrealized gains (losses) on Level 3 investments still held as of March 31, 2017	$(26,378)	$4,753	$(1,514)	$5,377	$(27,163)	$(118,983)	$(20,752)	$(184,660)
____________________

(1)	Includes unfunded commitments measured at fair value of $(2,181).

(2)	Includes reorganizations and restructuring of investments.

APOLLO INVESTMENT CORPORATION
NOTES TO FINANCIAL STATEMENTS (Continued)
(In thousands except share and per share data)

The following tables summarize the significant unobservable inputs the Company used to value its investments categorized within Level 3 as of March 31, 2018 and March 31, 2017. In addition to the techniques and inputs noted in the tables below, according to our valuation policy we may also use other valuation techniques and methodologies when determining our fair value measurements. The below tables are not intended to be all-inclusive, but rather provide information on the significant unobservable inputs as they relate to the Company’s determination of fair values.
The unobservable inputs used in the fair value measurement of our Level 3 investments as of March 31, 2018 were as follows:

		Quantitative Information about Level 3 Fair Value Measurements
Asset Category	Fair Value	Valuation Techniques/Methodologies	Unobservable Input	Range		Weighted Average (1)
First Lien Secured Debt	$(885)	Broker Quoted	Broker Quote	N/A	N/A	N/A
	401,800	Discounted Cash Flow	Discount Rate	2.3%	14.6%	12.3%
	(337)	Recent Transaction	Recent Transaction	N/A	N/A	N/A
	120,331	Recovery Analysis	Commodity Price	$60.00	$66.00	$63.27
	47,170	Recovery Analysis	Recoverable Amount	N/A	N/A	N/A
		Market Comparable Technique	Comparable Multiple	4.9x	4.9x	4.9x
	451	Recovery Analysis	Recoverable Amount	N/A	N/A	N/A
		Yield Analysis	Discount Rate	25.0%	25.0%	25.0%
	6,063	Transaction Price	Expected Proceeds	N/A	N/A	N/A
	557,350	Yield Analysis	Discount Rate	3.7%	14.8%	10.8%
Second Lien Secured Debt	37,456	Broker Quoted	Broker Quote	N/A	N/A	N/A
	10,159	Market Comparable Technique	Comparable Multiple	0.8x	7.9x	7.9x
	30,510	Recovery Analysis	Commodity Price	$64.00	$66.00	$65.54
	337,213	Yield Analysis	Discount Rate	10.9%	14.1%	12.7%
Unsecured Debt	90,117	Yield Analysis	Discount Rate	11.2%	17.0%	11.9%
Structured Products and Other	67,967	Discounted Cash Flow	Discount Rate	9.0%	11.0%	10.4%
Preferred Equity	25,711	Option Pricing Model	Expected Volatility	39.5%	39.5%	39.5%
	5,341	Yield Analysis	Discount Rate	10.8%	12.5%	12.4%
Common Equity/Interests	466	Broker Quoted	Broker Quote	N/A	N/A	N/A
	167,132	Discounted Cash Flow	Discount Rate	10.0%	25.0%	13.4%
	6,810	Market Comparable Technique	Comparable Multiple	7.7x	11.4x	9.0x
	33,249	Recovery Analysis	Commodity Price	$60.00	$66.00	$62.51
Warrants	251	Option Pricing Model	Expected Volatility	37.5%	60.0%	53.0%
Total Level 3 Investments	$1,944,325
___________________

(1)
The weighted average information is generally derived by assigning each disclosed unobservable input a proportionate weight based on the fair value of the related investment. For the commodity price unobservable input, the weighted average price is an undiscounted price based upon the estimated production level from the underlying reserves.

APOLLO INVESTMENT CORPORATION
NOTES TO FINANCIAL STATEMENTS (Continued)
(In thousands except share and per share data)

The unobservable inputs used in the fair value measurement of our Level 3 investments as of March 31, 2017 were as follows:

		Quantitative Information about Level 3 Fair Value Measurements
Asset Category	Fair Value	Valuation Techniques/Methodologies	Unobservable Input	Range		Weighted Average (1)
First Lien Secured Debt	$(896)	Broker Quoted	Broker Quote	N/A	N/A	N/A
	493,509	Discounted Cash Flow	Discount Rate	2.3%	14.3%	10.6%
	17,063	Recent Transaction	Recent Transaction	N/A	N/A	N/A
	105,851	Recovery Analysis	Commodity Price	$54.00	$66.00	$64.88
	50,585	Recovery Analysis	Recoverable Amount	N/A	N/A	N/A
		Market Comparable Approach	Comparable Multiple	4.5x	4.5x	4.5x
	705	Yield Analysis	Discount Rate	22.5%	22.5%	22.5%
		Recovery Analysis	Recoverable Amount	N/A	N/A	N/A
	382,415	Yield Analysis	Discount Rate	4.9%	17.5%	11.5%
Second Lien Secured Debt	139,546	Broker Quoted	Broker Quote	N/A	N/A	N/A
	9,296	Market Comparable Approach	Comparable Multiple	7.8x	7.8x	7.8x
	7,800	Recent Transaction	Recent Transaction	N/A	N/A	N/A
	27,618	Recovery Analysis	Commodity Price	$54.00	$66.00	$61.64
	262,512	Yield Analysis	Discount Rate	10.2%	21.1%	12.1%
Unsecured Debt	2,501	Discounted Cash Flow	Discount Rate	21.1%	21.1%	21.1%
	143,717	Yield Analysis	Discount Rate	10.5%	16.1%	10.8%
Structured Products and Other	134,268	Discounted Cash Flow	Discount Rate	10.0%	15.0%	11.3%
	32,625	Recent Transaction	Recent Transaction	N/A	N/A	N/A
Preferred Equity	25,637	Option Pricing Model	Expected Volatility	52.0%	52.0%	52.0%
Common Equity/Interests	231	Broker Quoted	Broker Quote	N/A	N/A	N/A
	178,591	Discounted Cash Flow	Discount Rate	6.0%	21.1%	12.7%
	6,230	Market Comparable Approach	Comparable Multiple	3.9x	12.1x	9.3x
	24,285	Proposed Transaction	Proposed Transaction	N/A	N/A	N/A
	18,863	Recovery Analysis	Commodity Price	$54.00	$66.00	61.6x
Warrants	94	Option Pricing Model	Expected Volatility	60.0%	60.0%	60.0%
Total Level 3 Investments	$2,063,046
____________________

(1)
The weighted average information is generally derived by assigning each disclosed unobservable input a proportionate weight based on the fair value of the related investment. For the commodity price unobservable input, the weighted average price is an undiscounted price based upon the estimated production level from the underlying reserves.

APOLLO INVESTMENT CORPORATION
NOTES TO FINANCIAL STATEMENTS (Continued)
(In thousands except share and per share data)

The significant unobservable inputs used in the fair value measurement of the Company’s debt and equity securities are primarily earnings before interest, taxes, depreciation and amortization (“EBITDA”) comparable multiples and market discount rates. The Company typically uses EBITDA comparable multiples on its equity securities to determine the fair value of investments. The Company uses market discount rates for debt securities to determine if the effective yield on a debt security is commensurate with the market yields for that type of debt security. If a debt security’s effective yield is significantly less than the market yield for a similar debt security with a similar credit profile, the resulting fair value of the debt security may be lower. For certain investments where fair value is derived based on a recovery analysis, the Company uses underlying commodity prices from third party market pricing services to determine the fair value and/or recoverable amount, which represents the proceeds expected to be collected through asset sales or liquidation. Further, for certain investments, the Company also considered the probability of future events which are not in management’s control. Significant increases or decreases in any of these inputs in isolation would result in a significantly lower or higher fair value measurement. The significant unobservable inputs used in the fair value measurement of the structured products include the discount rate applied in the valuation models in addition to default and recovery rates applied to projected cash flows in the valuation models. Specifically, when a discounted cash flow model is used to determine fair value, the significant input used in the valuation model is the discount rate applied to present value the projected cash flows. Increases in the discount rate can significantly lower the fair value of an investment; conversely decreases in the discount rate can significantly increase the fair value of an investment. The discount rate is determined based on the market rates an investor would expect for a similar investment with similar risks. For certain investments such as warrants, the independent valuation firms engaged by the Company may use an option pricing technique, of which the applicable method is the Black-Scholes Option Pricing Method (“BSM”), to perform independent valuations. The BSM is a model of price variation over time of financial instruments, such as equity, that is used to determine the price of call or put options. Various inputs are required but the primary unobservable input into the BSM model is the underlying asset volatility.
Investment Transactions
For the years ended March 31, 2018, 2017 and 2016, purchases of investments on a trade date basis were $1,049,363, $601,065 and $1,088,517, respectively. For the years ended March 31, 2018, 2017 and 2016, sales and repayments (including prepayments and unamortized fees) of investments on a trade date basis were $1,153,978, $1,094,634 and $1,338,689, respectively.
PIK Income
The Company holds loans and other investments, including certain preferred equity investments, that have contractual PIK income. PIK income computed at the contractual rate is accrued into income and reflected as receivable up to the capitalization date. During the years ended March 31, 2018, 2017 and 2016, PIK income earned was $20,241, $28,164 and $40,078, respectively.
The following table shows the change in capitalized PIK balance for the years ended March 31, 2018, 2017 and 2016:

	Year Ended March 31,
	2018	2017	2016
PIK balance at beginning of period	$53,262	$73,409	$86,903
PIK income capitalized	14,616	33,389	40,836
Adjustments due to investments exited or written off	(43,054)	(50,646)	(4,688)
PIK income received in cash	(370)	(2,890)	(49,642)
PIK balance at end of period	$24,454	$53,262	$73,409

APOLLO INVESTMENT CORPORATION
NOTES TO FINANCIAL STATEMENTS (Continued)
(In thousands except share and per share data)

Dividend Income
The Company holds structured products and other investments. The CLO equity investments are entitled to recurring distributions which are generally equal to the excess cash flow generated from the underlying investments after payment of the contractual payments to debt holders and fund expenses. The Company records as dividend income the accretable yield from its beneficial interests in structured products such as CLOs based upon a number of cash flow assumptions that are subject to uncertainties and contingencies. During the years ended March 31, 2018, 2017 and 2016 dividend income from structured products was $2,461, $11,465 and $24,920, respectively.
Investments on Non-Accrual Status
As of March 31, 2018, 3.3% of total investments at amortized cost, or 2.3% of total investments at fair value, were on non-accrual status. As of March 31, 2017, 7.0% of total investments at amortized cost, or 3.0% of total investments at fair value, were on non-accrual status.
Unconsolidated Significant Subsidiary
Our investments are generally in small and mid-sized companies in a variety of industries. In accordance with Rules 3-09 and 4-08(g) of Regulation S-X (“Rule 3-09” and “Rule 4-08(g),” respectively), we must determine which of our unconsolidated controlled portfolio companies are considered “significant subsidiaries,” if any. In evaluating these investments, there are three tests utilized to determine if any of our controlled investments are considered significant subsidiaries: the investment test, the asset test, and the income test. Rule 3-09 requires separate audited financial statements of an unconsolidated majority-owned subsidiary in an annual report if any of the three tests exceeds 20%. Rule 4-08(g) requires summarized financial information in an annual report if any of the three tests exceeds 10% and summarized financial information in a quarterly report if any of the three tests exceeds 20%.
As of March 31, 2018, our investment in Merx Aviation Finance, LLC exceeded the 20% threshold in at least one of the tests under Rule 3-09. Accordingly, we are attaching the audited financial statements of Merx Aviation Finance, LLC to Form 10-K.
As of March 31, 2018, our investment in SHD Oil & Gas, LLC exceeded the 10% threshold in at least one of the tests under Rule 4-08(g). Accordingly, summarized financial information is presented below for the unconsolidated significant subsidiary.
SHD Oil & Gas, LLC
SHD Oil & Gas, LLC and its subsidiaries is headquartered in Houston, Texas and is engaged in oil and natural gas exploration, development and production.

Balance Sheet
December 31, 2017
Total current assets	$12,657
Total non-current assets	121,770
Total current liabilities	13,120
Total non-current liabilities	328,521
Members’ deficit	(207,214)

Income Statement
Year Ended December 31, 2017
Total revenues	$50,818
Operating net income	5,068
Other expenses	(41,668)
Net loss	(36,600)

APOLLO INVESTMENT CORPORATION
NOTES TO FINANCIAL STATEMENTS (Continued)
(In thousands except share and per share data)

Note 6. Derivative Instruments
In the normal course of business, the Company enters into derivative instruments which serve as components of the Company’s investment strategies and are utilized primarily to structure the portfolio to economically match the investment strategies of the Company. These instruments are subject to various risks, similar to non-derivative instruments, including market, credit and liquidity risks. The Investment Adviser manages these risks on an aggregate basis along with the risks associated with the Company’s investing activities as part of its overall risk management policy.
Purchased Put Options
Purchased put option contracts give the Company the right, but not the obligation, to sell within a limited time, a financial instrument, commodity or currency at a contracted price that may also be settled in cash, based on differentials between specified indices or prices. Purchasing put options tends to decrease exposure to the underlying instrument. The Company pays a premium, which is recorded as an asset and subsequently marked-to-market to reflect the current value of the option. Premiums paid for purchasing options which expire unexercised are treated as realized losses. Premiums paid for purchasing options which are exercised are added to the amounts paid for, or offset against the proceeds received on, the underlying security or reference investment. The risk associated with purchasing put options is limited to the premium paid.
Written Call Options
Written call options obligate the Company to buy within a limited time, a financial instrument, commodity or currency at a contracted price that may also be settled in cash, based on differentials between specified indices or prices. When the Company writes a call option, an amount equal to the premium received by the Company is treated as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the written call option. If an option which the Company has written either expires unexercised on its stipulated expiration date or the Company enters into a closing purchase transaction, the Company realizes a gain or loss (if the cost of a closing purchase transaction is less than or exceeds, respectively, the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security or derivative instrument, and the liability related to such option is extinguished. If a call option which the Company has written is exercised, the Company recognizes a realized gain or loss from the sale of the underlying security or derivative instrument and the proceeds from the sale are increased by the premium originally received. In writing a call option, the Company bears the market risk of an unfavorable change in the price, potentially unlimited in amount, of the derivative instrument or security underlying the written call option.
Credit Default Swaps
Credit default swap contracts (“CDS”) represent agreements in which one party, the protection buyer, pays a fixed fee, the premium, in return for a payment by the other party, the protection seller, contingent upon a specified default event relating to the underlying reference asset or pool of assets. The valuation of the swaps for the approximate net amount to be received or paid (i.e., the fair value) is marked to market either by using pricing vendor quotations, counterparty prices or model prices, and such valuations are based on the fair value of the underlying security, current credit spreads for the referenced obligation of the underlying issuer relative to the terms of the contract, current interest rates, interest accrual through the valuation date and certain other factors. We held no CDS contracts as of March 31, 2018 and March 31, 2017.
The net amount received/paid during the life of the swap is included in net realized gain (loss) from credit default swaps, and changes in unrealized gain (loss) of these swaps, including accrual of periodic interest payments, are reflected in net change in unrealized gain (loss) on credit default swaps in the Statements of Operations. Entering into swaps involves varying degrees of risk, including the possibility that there is no liquid market for the contracts, the counterparty to the swap may default on its obligation to perform and there may be unfavorable changes in the credit spreads of the underlying financial instruments.
The following table sets forth the gross fair value of derivative contracts, by major risk type, as of March 31, 2018. The table also includes information on the volume of derivatives based on the base notional value of option contracts open at March 31, 2018. We held no derivative instruments as of March 31, 2017.

See notes to financial statements

APOLLO INVESTMENT CORPORATION
NOTES TO FINANCIAL STATEMENTS (Continued)
(In thousands except share and per share data)

	March 31, 2018
Underlying Risk Type	Base Notional Assets	Derivative Assets Fair Value	Base Notional Liabilities	Derivative Liabilities Fair Value
Commodity:
Purchased Put Options	$123,750	$1,226	$—	$—
Written Call Options	—	—	(158,117)	(20,350)
The volume of derivatives presented in the table above is representative of activities from September 6, 2017, when the Company started re-entering into these derivatives, through March 31, 2018.
The effect of transactions in derivative instruments to the Statements of Operations during the years ended March 31, 2018, 2017 and 2016 were as follows:

	Year Ended March 31,
	2018	2017	2016
Net Change in Unrealized Losses on Derivatives
Purchased Put Options	$(4,531)	$—	$—
Written Call Options	(14,614)	—	—
Net Change in Unrealized Losses on Derivatives	$(19,145)	$—	$—

	Year Ended March 31,
	2018	2017	2016
Net Realized Losses on Derivatives
Purchased Put Options	$(2,609)	$(1,573)	$—
Written Call Options	(1,666)	2,325	—
Credit Default Swaps	—	(878)	—
Net Realized Losses on Derivatives	$(4,275)	$(126)	$—
The Company’s CDS are entered into on an over-the-counter basis pursuant to a master agreement in the form promulgated by the International Swaps and Derivatives Association, Inc. (together with related documentation, including a schedule thereto and one or more trade confirmations thereunder, the “ISDA”). In very limited circumstances, the Company’s CDS counterparty has the right to terminate early all (but not fewer than all) transactions governed by the ISDA and close out all such transactions on a net basis at their then-current market value. The CDS would be included in those transactions subject to such a termination right.

The Investment Adviser is exempt from registration with the U.S. Commodity Futures Trading Commission (“CFTC”) as a commodity pool operator (“CPO”) with respect to the Company. To the extent such exemption is no longer available and the Investment Adviser is required to register with the CFTC as a CPO, compliance with the CFTC’s disclosure, reporting and recordkeeping requirements may increase the Company’s expenses and may affect the ability of the Company to use commodity interests (including futures, option contracts, commodities, and swaps) to the extent or in the manner desired.
Note 7. Offsetting Assets and Liabilities
The Company entered into centrally cleared derivative contracts with Chicago Mercantile Exchange (“CME”). Upon entering into the centrally cleared derivative contracts, the Company is required to deposit with the relevant clearing organization cash or securities, which is referred to as the initial margin. Cash deposited as initial margin is reported as cash collateral on the Statements of Assets and Liabilities. Centrally cleared derivative contracts entered into with CME are considered settled-to-market contracts where daily variation margin posted is legally characterized as a settlement payment as opposed to collateral. The settlement payment does not terminate the derivative contract and the contract will continue to exist with no changes to its terms. Daily changes in fair value are recorded as a payable or receivable on the Statements of Assets and Liabilities as variation margin.

See notes to financial statements

APOLLO INVESTMENT CORPORATION
NOTES TO FINANCIAL STATEMENTS (Continued)
(In thousands except share and per share data)

The Company has elected not to offset assets and liabilities in the Statements of Assets and Liabilities that may be received or paid as part of collateral arrangements, even when an enforceable master netting arrangement or other agreement is in place that provides the Company, in the event of counterparty default, the right to liquidate collateral and the right to offset a counterparty’s rights and obligations. The following table presents both gross and net information about derivative instruments eligible for offset in the Statements of Assets and Liabilities as of March 31, 2018.

Counterparty	Gross Amounts of Recognized Assets and Liabilities	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts Presented in the Statements of Assets and Liabilities		Gross Amounts Not Offset in the Statements of Assets and Liabilities
					Financial Instruments	Cash Collateral	Net Amounts
CME Group:
Variation Margin	1,846	—	1,846	(a)	—	—	1,846	(b)
___________________

(a)
The variation margin receivable on option contracts is the result of purchased put options and written call options that are settled-to-market with a fair value of $1,226 and ($20,350), respectively, as of March 31, 2018, offset against the variation margin posted with the CME amounting to $20,970.

(b)	Per GAAP disclosure requirements, the table above does not include excess cash collateral paid in the amount of $5,016.

Note 8. Debt and Foreign Currency Transactions and Translations
The Company’s outstanding debt obligations as of March 31, 2018 were as follows:

	Date Issued/Amended	Total Aggregate Principal Amount Committed	Principal Amount Outstanding		Fair Value		Final Maturity Date
Senior Secured Facility	12/22/2016	$1,190,000	$285,216	*	$292,338	(1)	12/22/2021
Senior Secured Notes (Series B)	9/29/2011	16,000	16,000		16,191	(1)	9/29/2018
2043 Notes	6/17/2013	150,000	150,000		152,040	(2)	7/15/2043
2025 Notes	3/3/2015	350,000	350,000		351,676	(3)	3/3/2025
Total Debt Obligations		$1,706,000	$801,216		$812,245
Deferred Financing Cost and Debt Discount			$(11,370)
Total Debt Obligations, net of Deferred Financing Cost and Debt Discount			$789,846
____________________

*	Includes foreign currency debt obligations as outlined in Foreign Currency Transactions and Translations within this note to the financial statements.

(1)
The fair value of these debt obligations would be categorized as Level 3 under ASC 820 as of March 31, 2018. The valuation is based on a yield analysis and discount rate commensurate with the market yields for similar types of debt.

(2)	The fair value of these debt obligations would be categorized as Level 1 under ASC 820 as of March 31, 2018. The valuation is based on quoted prices of identical liabilities in active markets.

(3)	The fair value of these debt obligations would be categorized as Level 2 under ASC 820 as of March 31, 2018. The valuation is based on broker quoted prices.

See notes to financial statements

APOLLO INVESTMENT CORPORATION
NOTES TO FINANCIAL STATEMENTS (Continued)
(In thousands except share and per share data)

The Company’s outstanding debt obligations as of March 31, 2017 were as follows:

	Date Issued/Amended	Total Aggregate Principal Amount Committed	Principal Amount Outstanding		Fair Value		Final Maturity Date
Senior Secured Facility	12/22/2016	$1,140,000	$200,923	*	$200,873	(1)	12/22/2021
Senior Secured Notes (Series B)	9/29/2011	16,000	16,000		16,523	(1)	9/29/2018
2042 Notes	10/9/2012	150,000	150,000		152,160	(2)	10/15/2042
2043 Notes	6/17/2013	150,000	150,000		156,180	(2)	7/15/2043
2025 Notes	3/3/2015	350,000	350,000		367,556	(1)	3/3/2025
Total Debt Obligations		$1,806,000	$866,923		$893,292
Deferred Financing Cost and Debt Discount			$(18,474)
Total Debt Obligations, net of Deferred Financing Cost and Debt Discount			$848,449
____________________

*	Includes foreign currency debt obligations as outlined in Foreign Currency Transactions and Translations within this note.

(1)
The fair value of these debt obligations would be categorized as Level 3 under ASC 820 as of March 31, 2017. The valuation is based on a yield analysis and discount rate commensurate with the market yields for similar types of debt.

(2)	The fair value of these debt obligations would be categorized as Level 1 under ASC 820 as of March 31, 2017. The valuation is based on quoted prices of identical liabilities in active markets.
Senior Secured Facility
On December 22, 2016, the Company amended and restated its senior secured, multi-currency, revolving credit facility (the “Senior Secured Facility”) from the previous April 24, 2015 amendment. The amended and restated agreement decreased the lenders’ commitments from $1,310,000 to $1,140,000, extended the final maturity date through December 22, 2021, and included an accordion provision which allows the Company to increase the total commitments under the existing revolving facility up to an aggregate principal amount of $1,965,000 from new or existing lenders on the same terms and conditions as the existing commitments. On August 29, 2017, the Company entered into an amendment to its Senior Secured Facility to increase the multicurrency commitments under the Senior Secured Facility by $50,000 from $1,140,000 to $1,190,000 pursuant to the accordion provisions therein. The Senior Secured Facility is secured by substantially all of the assets in the Company’s portfolio, including cash and cash equivalents. Commencing January 31, 2021, the Company is required to repay, in twelve consecutive monthly installments of equal size, the outstanding amount under the Senior Secured Facility as of December 22, 2020. In addition, the stated interest rate on the facility remains as a formula-based calculation based on a minimum borrowing base, resulting in a stated interest rate, depending on the type of borrowing, of (a) either LIBOR plus 1.75% per annum or LIBOR plus 2.00% per annum, or (b) either Alternate Base Rate plus 0.75% per annum or Alternate Base Rate plus 1% per annum. As of March 31, 2018, the stated interest rate on the facility was LIBOR plus 2.00%. The Company is required to pay a commitment fee of 0.375% per annum on any unused portion of the Senior Secured Facility and participation fees and fronting fees of up to 2.25% per annum on the letters of credit issued.

APOLLO INVESTMENT CORPORATION
NOTES TO FINANCIAL STATEMENTS (Continued)
(In thousands except share and per share data)

The Senior Secured Facility contains affirmative and restrictive covenants, events of default and other customary provisions for similar debt facilities, including: (a) periodic financial reporting requirements, (b) maintaining minimum stockholders’ equity of the greater of (i) 40% of the total assets of the Company and its consolidated subsidiaries as at the last day of any fiscal quarter and (ii) the sum of (A) $870,000 plus (B) 25% of the net proceeds from the sale of equity interests in the Company after the closing date of the Senior Secured Facility, (c) maintaining a ratio of total assets, less total liabilities (other than indebtedness) to total indebtedness, in each case of the Company and its consolidated subsidiaries, of not less than 2.0:1.0, (d) limitations on the incurrence of additional indebtedness, including a requirement to meet a certain minimum liquidity threshold before the Company can incur such additional debt, (e) limitations on liens, (f) limitations on investments (other than in the ordinary course of the Company’s business), (g) limitations on mergers and disposition of assets (other than in the normal course of the Company’s business activities), (h) limitations on the creation or existence of agreements that permit liens on properties of the Company’s consolidated subsidiaries and (i) limitations on the repurchase or redemption of certain unsecured debt and debt securities. In addition to the asset coverage ratio described in clause (c) of the preceding sentence, borrowings under the Senior Secured Facility (and the incurrence of certain other permitted debt) are subject to compliance with a borrowing base that applies different advance rates to different types of assets in the Company’s portfolio.
The Senior Secured Facility also provides for the issuance of letters of credit up to an aggregate amount of $150,000. As of March 31, 2018 and March 31, 2017, the Company had $14,234 and $15,640, respectively, in standby letters of credit issued through the Senior Secured Facility. The amount available for borrowing under the Senior Secured Facility is reduced by any standby letters of credit issued through the Senior Secured Facility. Under GAAP, these letters of credit are considered commitments because no funding has been made and as such are not considered a liability. These letters of credit are not senior securities because they are not in the form of a typical financial guarantee and the portfolio companies are obligated to refund any drawn amounts. The available remaining capacity under the Senior Secured Facility was $890,550 and $923,438 as of March 31, 2018 and March 31, 2017, respectively. Terms used in this disclosure have the meanings set forth in the Senior Secured Facility agreement.
Senior Secured Notes — Series A and Series B
On September 29, 2011, the Company closed a private offering of $45,000 aggregate principal amount of senior secured notes consisting of two series: $29,000 aggregate principal amount of 5.875% Senior Secured Notes, Series A, due September 29, 2016 (the “Series A Notes”); and $16,000 aggregate principal amount of 6.250% Senior Secured Notes, Series B, due September 29, 2018 (the “Series B Notes,” and together with the Series A Notes, the “Series A and B Notes”). The Series A and B Notes were issued in a private placement only to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended. Interest on the Series A and B Notes is due semi-annually on March 29 and September 29, commencing on March 29, 2012.
On September 29, 2016, the Series A Notes, which had an outstanding principal balance of $29,000, matured and were repaid in full.
Senior Unsecured Notes
2042 Notes
On October 9, 2012, the Company issued $150,000 aggregate principal amount of senior unsecured notes for net proceeds of $145,275 (the “2042 Notes”). The 2042 Notes will mature on October 15, 2042. Interest on the 2042 Notes is paid quarterly on January 15, April 15, July 15 and October 15, at an annual rate of 6.625%, commencing on January 15, 2013. The Company may redeem the 2042 Notes in whole or in part at any time or from time to time on or after October 15, 2017. The 2042 Notes are general, unsecured obligations and rank equal in right of payment with all of our existing and future senior, unsecured indebtedness. The 2042 Notes were listed on the New York Stock Exchange under the ticker symbol “AIB.”
On October 16, 2017, the Company redeemed the entire $150,000 aggregate principal amount outstanding of the 2042 Notes in accordance with the terms of the indenture governing the 2042 Notes, before its stated maturity date, which resulted in a realized loss on the extinguishment of debt of $5,790.

APOLLO INVESTMENT CORPORATION
NOTES TO FINANCIAL STATEMENTS (Continued)
(In thousands except share and per share data)

2043 Notes
On June 17, 2013, the Company issued $135,000 aggregate principal amount of senior unsecured notes and on June 24, 2013, an additional $15,000 in aggregate principal amount of such notes was issued pursuant to the underwriters’ over-allotment option exercise. In total, $150,000 of aggregate principal was issued for net proceeds of $145,275 (the “2043 Notes”). The 2043 Notes will mature on July 15, 2043. Interest on the 2043 Notes is paid quarterly on January 15, April 15, July 15 and October 15, at an annual rate of 6.875%, commencing on October 15, 2013. The Company may redeem the 2043 Notes in whole or in part at any time or from time to time on or after July 15, 2018. The 2043 Notes are general, unsecured obligations and rank equal in right of payment with all of our existing and future senior, unsecured indebtedness. The 2043 Notes are listed on the New York Stock Exchange under the ticker symbol “AIY.”
2025 Notes
On March 3, 2015, the Company issued $350,000 aggregate principal amount of senior unsecured notes for net proceeds of $343,650 (the “2025 Notes”). The 2025 Notes will mature on March 3, 2025. Interest on the 2025 Notes is due semi-annually on March 3 and September 3, at an annual rate of 5.25%, commencing on September 3, 2015. The 2025 Notes are general, unsecured obligations and rank equal in right of payment with all of our existing and future senior unsecured indebtedness.
The following table summarizes the average and maximum debt outstanding, and the interest and debt issuance cost for the years ended March 31, 2018, 2017 and 2016:

	Year Ended March 31,
	2018	2017	2016 (2)
Average debt outstanding	$899,289	$1,048,667	$1,456,397
Maximum amount of debt outstanding	1,056,929	1,363,533	1,657,288

Weighted average annualized interest cost (1)	5.28%	5.12%	4.97%
Annualized amortized debt issuance cost	0.60%	0.52%	0.48%
Total annualized interest cost	5.88%	5.64%	5.45%
____________________

(1)
Includes the stated interest expense and commitment fees on the unused portion of the Senior Secured Facility. Commitment fees for the years ended March 31, 2018, 2017 and 2016 were $3,188, $3,264 and $2,958, respectively.

(2)	Numbers were updated due to the retrospective application of the new accounting pronouncements (ASU 2015-03 and ASU 2015-15) adopted as of April 1, 2016.
Foreign Currency Transactions and Translations
The Company had the following foreign-denominated debt outstanding on the Senior Secured Facility as of March 31, 2018:

	Original Principal Amount (Local)		Original Principal Amount (USD)	Principal Amount Outstanding	Unrealized Gain/(Loss)	Reset Date
Canadian Dollar	C$	2,300	$1,894	$1,784	$110	4/16/2018
Euro		€14,000	15,129	17,218	(2,089)	4/12/2018
Euro		€12,500	13,507	15,372	(1,865)	4/30/2018
British Pound		£14,500	21,941	20,340	1,601	4/30/2018
			$52,471	$54,714	$(2,243)

APOLLO INVESTMENT CORPORATION
NOTES TO FINANCIAL STATEMENTS (Continued)
(In thousands except share and per share data)

The Company had the following foreign-denominated debt outstanding on the Senior Secured Facility as of March 31, 2017:

	Original Principal Amount (Local)		Original Principal Amount (USD)	Principal Amount Outstanding	Unrealized Gain	Reset Date
Canadian Dollar	C$	33,000	$29,721	$24,744	$4,977	4/28/2017
Euro		€14,000	15,129	14,974	155	4/3/2017
Euro		€13,000	14,046	13,904	142	4/18/2017
British Pound		£8,700	13,319	10,879	2,440	4/21/2017
British Pound		£100,500	152,658	125,670	26,988	4/28/2017
British Pound		£3,800	5,058	4,752	306	4/6/2017
			$229,931	$194,923	$35,008
As of March 31, 2018 and March 31, 2017, the Company was in compliance with all debt covenants for all outstanding debt obligations.
Note 9. Stockholders’ Equity
There were no equity offerings of common stock during the years ended March 31, 2018 and March 31, 2017.
The Company adopted the following plans, approved by the Board of Directors, for the purpose of repurchasing its common stock in accordance with applicable rules specified in the Securities Exchange Act of 1934 (the “1934 Act”) (the “Repurchase Plans”):

Date of Agreement/Amendment	Maximum Cost of Shares That May Be Repurchased	Cost of Shares Repurchased	Remaining Cost of Shares That May Be Repurchased
August 5, 2015	$50,000	$50,000	$—
December 14, 2015	50,000	50,000	—
September 14, 2016	50,000	20,101	29,899
Total as of March 31, 2018	$150,000	$120,101	$29,899
The Repurchase Plans were designed to allow the Company to repurchase its shares both during its open window periods and at times when it otherwise might be prevented from doing so under applicable insider trading laws or because of self-imposed trading blackout periods. A broker selected by the Company will have the authority under the terms and limitations specified in an agreement with the Company to repurchase shares on the Company’s behalf in accordance with the terms of the Repurchase Plans. Repurchases are subject to SEC regulations as well as certain price, market volume and timing constraints specified in the Repurchase Plans. Pursuant to the Repurchase Plans, the Company may from time to time repurchase a portion of its shares of common stock and the Company is hereby notifying stockholders of its intention as required by applicable securities laws.
Under the Repurchase Plans described above, the Company allocated the following amounts to be repurchased in accordance with SEC Rule 10b5-1 (the “10b5-1 Repurchase Plans”):

Effective Date	Termination Date	Amount Allocated to 10b5-1 Repurchase Plans
September 15, 2015	November 5, 2015	$5,000
January 1, 2016	February 5, 2016	10,000
April 1, 2016	May 19, 2016	5,000
July 1, 2016	August 5, 2016	15,000
September 30, 2016	November 8, 2016	20,000
January 4, 2017	February 6, 2017	10,000
March 31, 2017	May 19, 2017	10,000
June 30, 2017	August 7, 2017	10,000
October 2, 2017	November 6, 2017	10,000
January 3, 2018	February 8, 2018	10,000

APOLLO INVESTMENT CORPORATION
NOTES TO FINANCIAL STATEMENTS (Continued)
(In thousands except share and per share data)

During the year ended March 31, 2018, the Company repurchased 3,382,558 shares at a weighted average price per share of $5.84, inclusive of commissions, for a total cost of $19,746. This represents a discount of approximately 12.47% of the average net asset value per share for the year ended March 31, 2018.
During the year ended March 31, 2017, the Company repurchased 6,461,842 shares at a weighted average price per share of $5.87, inclusive of commissions, for a total cost of $37,918. This represents a discount of approximately 15.50% of the average net asset value per share for the year ended March 31, 2017.
Since the inception of the Repurchase Plans through March 31, 2018, the Company repurchased 20,429,255 shares at a weighted average price per share of $5.88, inclusive of commissions, for a total cost of $120,101.
On September 12, 2014, the Company announced an at-the-market offering program (the “ATM Program”) through which it can sell up to 16 million shares of its common stock from time to time. As of March 31, 2018, no shares had been sold through the Company’s ATM Program.
Note 10. Commitments and Contingencies
The Company has various commitments to fund various revolving and delayed draw senior secured and subordinated loans, including commitments to issue letters of credit through a financial intermediary on behalf of certain portfolio companies. As of March 31, 2018 and March 31, 2017, the Company had the following unfunded commitments to its portfolio companies:

	March 31, 2018	March 31, 2017
Unfunded revolver obligations and bridge loan commitments (1)	$239,689	$227,906
Standby letters of credit issued and outstanding (2)	20,692	14,203
Unfunded delayed draw loan commitments (3)	21,959	28,649
Unfunded delayed draw loan commitments (performance thresholds not met) (4)	15,244	30,678
Total Unfunded Commitments	$297,584	$301,436
____________________

(1)
The unfunded revolver obligations may or may not be funded to the borrowing party in the future. The amounts relate to loans with various maturity dates, but the entire amount was eligible for funding to the borrowers as of March 31, 2018 and March 31, 2017, subject to the terms of each loan’s respective credit agreements which includes borrowing covenants that need to be met prior to funding. As of March 31, 2018 and March 31, 2017, the bridge loan commitments included in the balances were $99,666 and $137,962, respectively.

(2)
For all these letters of credit issued and outstanding, the Company would be required to make payments to third parties if the portfolio companies were to default on their related payment obligations. None of the letters of credit issued and outstanding are recorded as a liability on the Company’s Statements of Assets and Liabilities as such letters of credit are considered in the valuation of the investments in the portfolio company.

(3)
The Company’s commitment to fund delayed draw loans is triggered upon the satisfaction of certain pre-negotiated terms and conditions which can include covenants to maintain specified leverage levels and other related borrowing base covenants.

(4)
The borrowers are required to meet certain performance thresholds before the Company is obligated to fulfill the commitments and those performance thresholds were not met as of March 31, 2018 and March 31, 2017.

Of the unfunded commitments which existed as of March 31, 2018, $197,918 were outstanding as of May 17, 2018.

APOLLO INVESTMENT CORPORATION
NOTES TO FINANCIAL STATEMENTS (Continued)
(In thousands except share and per share data)

Note 11. Income Taxes
For income tax purposes, distributions made to stockholders are reported as ordinary income, capital gains, non-taxable return of capital, or a combination thereof. The final determination of the tax character of distributions will not be made until we file our tax return for each tax year and the tax characteristics of all distributions will be reported to stockholders on Form 1099 after the end of each calendar year. The tax character of distributions paid to stockholders during the tax years ended March 31, 2018, 2017 and 2016 were as follows:

	Year Ended March 31,
	2018	2017	2016
Ordinary income	$86,906	$76,950	$111,853
Capital gains	—	—	—
Return of capital	44,088	67,286	73,211
Total distributions paid to stockholders	$130,994	$144,236	$185,064
Taxable income generally differs from net increase in net assets resulting from operations for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses, and generally excludes net unrealized gains or losses, as unrealized gains or losses are generally not included in taxable income until they are realized.
The following table reconciles the net increase in net assets resulting from operations to taxable income for the tax years ended March 31, 2018, 2017 and 2016:

	Year Ended March 31,
	2018	2017	2016
Net increase (decrease) in net assets resulting from operations	$87,029	$18,370	$(44,526)
Adjustments:
Net realized losses	258,128	41,823	195,364
Net change in unrealized losses	(211,770)	89,050	42,419
Income not currently taxable	—	(55,053)	(69,038)
Income (loss) recognized for tax but not book	(38,479)	21,145	11,366
Expenses not currently deductible	749	—	—
Expenses incurred for tax but not book	—	(9,507)	(5,385)
Realized gain/loss differences (1)	(8,243)	(16,601)	(16,230)
Taxable income before deductions for distributions	$87,414	$89,227	$113,970
____________________

(1)	These pertain to book income/losses treated as capital gains/losses for tax purposes or book realized gains/losses treated as ordinary income/losses for tax purposes.
The following table shows the components of accumulated losses on a tax basis for the years ended March 31, 2018, 2017 and 2016:

	Year Ended March 31,
	2018	2017	2016
Distributable ordinary income	$—	$—	$—
Capital loss carryforward	(1,185,617)	(1,189,004)	(1,147,397)
Other temporary book-to-tax differences	(35,513)	(45,631)	(147,161)
Unrealized appreciation (depreciation)	2,493	(208,563)	(87,009)
Total accumulated losses	$(1,218,637)	$(1,443,198)	$(1,381,567)

APOLLO INVESTMENT CORPORATION
NOTES TO FINANCIAL STATEMENTS (Continued)
(In thousands except share and per share data)

On December 22, 2010, the Regulated Investment Company Modernization Act (the “Act”) was enacted which changed various technical rules governing the tax treatment of RICs. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the Company will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term losses rather than being considered all short-term as under previous law.
As of March 31, 2018, the Company had a post-enactment short-term capital loss carryforward of $237,288 and long-term capital loss carryforward of $536,331. As of March 31, 2017, the Company had a post-enactment short-term capital loss carryforward of $142,792 and long-term capital loss carryforward of $434,883. As of March 31, 2016, the Company had a post-enactment short-term capital loss carryforward of $95,174 and long-term capital loss carryforward of $404,806.
As of March 31, 2018, the Company had pre-enactment net capital loss carryforward of $411,998 which expires on March 31, 2019. None of the pre-enactment net capital loss carryforwards were utilized in the past three years. $199,331 of pre-enactment net capital loss carryforward expired on March 31, 2018.
As of March 31, 2018, the Company had no net post-October capital loss deferral deemed to arise on April 1, 2018. As of March 31, 2017, we had a net post-October capital loss deferral of $6,783 which is deemed to arise on April 1, 2017. As of March 31, 2016, we had a net post-October capital loss deferral of $87,407 which is deemed to arise on April 1, 2016.
Management has analyzed the Company’s tax positions taken, or to be taken, on federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Company’s financial statements. The Company’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three fiscal years after they are filed.
In general, we may make certain reclassifications to the components of net assets as a result of permanent book-to-tax differences and book-to-tax differences relating to stockholder distributions. Accordingly, as of March 31, 2018, we adjusted accumulated net realized loss by $369,281 to $1,166,471 and overdistributed net investment income by $100,755 to $10,229. Total earnings and net asset value were not affected. As of March 31, 2017, we adjusted accumulated net realized loss by $52,339 to $1,277,625 and underdistributed net investment income by $11,896 to $88,134. Total earnings and net asset value were not affected.

APOLLO INVESTMENT CORPORATION
NOTES TO FINANCIAL STATEMENTS (Continued)
(In thousands except share and per share data)

Note 12. Financial Highlights
The following is a schedule of financial highlights for each of the five years ended March 31, 2018.

	Year Ended March 31,
	2018	2017	2016	2015	2014
Per Share Data*
Net asset value at beginning of period	$6.74	$7.28	$8.18	$8.67	$8.27
Net investment income (1)	0.61	0.67	0.83	0.96	0.91
Net realized and change in unrealized losses (1)	(0.21)	(0.59)	(1.02)	(0.64)	0.30
Net increase in net assets resulting from operations	0.40	0.08	(0.19)	0.32	1.20
Distribution of net investment income (2)	(0.40)	(0.35)	(0.48)	(0.70)	(0.80)
Distribution of return of capital (2)	(0.20)	(0.30)	(0.32)	(0.10)	—
Offering costs for the issuance of common stock (3)	—	—	—	—	—
Accretion due to share repurchases	0.01	0.04	0.09	—	—
Net asset value at end of period	$6.56	$6.74	$7.28	$8.18	$8.67

Per share market value at end of period	$5.22	$6.56	$5.55	$7.68	$8.31
Total return (4)	(12.06)%	31.44%	(17.53)%	1.86%	9.40%
Shares outstanding at end of period	216,312,096	219,694,654	226,156,496	236,741,351	236,741,351
Weighted average shares outstanding	218,623,840	222,415,073	232,555,815	236,741,351	222,800,255

Ratio/Supplemental Data
Net assets at end of period (in millions)	$1,418.1	$1,481.8	$1,645.6	$1,937.6	$2,051.6
Ratio of operating expenses to average net assets (5)	5.02%	4.59%	5.85%	6.25%	6.01%
Ratio of interest and other debt expenses to average net assets	3.61%	3.86%	4.47%	3.91%	3.70%
Ratio of total expenses to average net assets (5)	8.63%	8.45%	10.32%	10.16%	9.71%
Ratio of net investment income to average net assets	9.15%	9.66%	10.70%	11.27%	10.85%
Average debt outstanding (in millions)	$899.3	$1,048.7	$1,456.4	$1,586.0	$1,238.4
Average debt per share (6)	$4.11	$4.71	$6.26	$6.70	$5.56
Portfolio turnover rate	45.06%	23.25%	34.35%	62.14%	75.91%
Asset coverage per unit (7)	$2,770	$2,709	$2,235	$2,288	$2,495
____________________

*	Totals may not foot due to rounding.

(1)	Financial highlights are based on the weighted average number of shares outstanding for the period presented.

(2)
The tax character of distributions are determined based on taxable income calculated in accordance with income tax regulations which may differ from amounts determined under GAAP. Although the tax character of distributions paid to stockholders through March 31, 2018 may include return of capital, the exact amount cannot be determined at this point. Per share amounts are based on actual rate per share.

(3)	Offering costs per share represent less than one cent per weighted average share for the years ended March 31, 2015 and March 31, 2014.

(4)
Total return is based on the change in market price per share during the respective periods. Total return also takes into account distributions, if any, reinvested in accordance with the Company’s dividend reinvestment plan.

APOLLO INVESTMENT CORPORATION
NOTES TO FINANCIAL STATEMENTS (Continued)
(In thousands except share and per share data)

(5)
The ratio of operating expenses to average net assets and the ratio of total expenses to average net assets are shown inclusive of all voluntary management and incentive fee waivers (See Note 3 to the financial statements). For the years ended March 31, 2018, the ratio of operating expenses to average net assets and the ratio of total expenses to average net assets would be 6.39% and 10.03%, respectively, without the voluntary fee waivers. For the year ended March 31, 2017, the ratio of operating expenses to average net assets and the ratio of total expenses to average net assets would be 5.98% and 9.85%, respectively, without the voluntary fee waivers. For the year ended March 31, 2016, the ratio of operating expenses to average net assets and the ratio of total expenses to average net assets would be 6.94% and 11.41%, respectively, without the voluntary fee waivers. For the year ended March 31, 2015, the ratio of operating expenses to average net assets and the ratio of total expenses to average net assets would be 7.03% and 10.95%, respectively, without the voluntary fee waivers. For the year ended March 31, 2014, the ratio of operating expenses to average net assets and the ratio of total expenses to average net assets would be 6.66% and 10.36%, respectively, without the voluntary fee waivers.

(6)	Numbers prior to March 31, 2017 were updated due to the retrospective application of the new accounting pronouncements (ASU 2015-03 and ASU 2015-15) adopted as of April 1, 2016.

(7)
The asset coverage ratio for a class of senior securities representing indebtedness is calculated as our total assets, less all liabilities and indebtedness not represented by senior securities, divided by senior securities representing indebtedness. This asset coverage ratio is multiplied by one thousand to determine the asset coverage per unit.

Note 13. Selected Quarterly Financial Data
The following table sets forth selected financial data for each quarter within the three years ended March 31, 2018:

	Investment Income		Net Investment Income		Net Realized And Change in Unrealized Gains (Losses)		Net Increase (Decrease) in Net Assets from Operations — Basic		Net Increase (Decrease) in Net Assets from Operations — Diluted (1)
Quarter Ended	Total	Per Share*	Total	Per Share*	Total	Per Share*	Total	Per Share*	Total	Per Share*
March 31, 2018	$61,489	$0.28	$31,942	$0.15	$(11,315)	$(0.05)	$20,627	$0.10	N/A	N/A
December 31, 2017	64,753	0.30	33,968	0.16	(28,134)	(0.13)	5,834	0.03	N/A	N/A
September 30, 2017	66,398	0.30	34,157	0.16	(2,370)	(0.01)	31,787	0.14	N/A	N/A
June 30, 2017	66,647	0.30	33,320	0.15	(4,539)	(0.02)	28,781	0.13	N/A	N/A
March 31, 2017	66,297	0.30	37,290	0.17	(29,238)	(0.13)	8,052	0.04	N/A	N/A
December 31, 2016	68,071	0.31	36,352	0.17	(25,062)	(0.11)	11,290	0.05	N/A	N/A
September 30, 2016	69,026	0.31	39,537	0.18	1,577	0.01	41,114	0.18	N/A	N/A
June 30, 2016	76,469	0.34	36,064	0.16	(78,150)	(0.35)	(42,086)	(0.19)	N/A	N/A
March 31, 2016	85,335	0.38	44,618	0.20	(68,015)	(0.30)	(23,397)	(0.10)	(23,397)	(0.10)
December 31, 2015	94,325	0.41	48,091	0.21	(73,864)	(0.32)	(25,772)	(0.11)	(25,772)	(0.11)
September 30, 2015	98,420	0.42	49,561	0.21	(51,308)	(0.22)	(1,747)	(0.01)	(1,747)	(0.01)
June 30, 2015	101,666	0.43	50,987	0.22	(44,596)	(0.19)	6,390	0.03	6,390	0.03
____________________

*	Totals may not foot due to rounding.

(1)
In applying the if-converted method, conversion is not assumed for purposes of computing diluted EPS if the effect would be anti-dilutive. For each of the quarters within the years ended March 31, 2018 and March 31, 2017, the Company did not have any convertible notes. As such, diluted EPS was not applicable. For the quarters ended December 31, 2015, September 30, 2015 and June 30, 2015, anti-dilution would total $0.02, $0.01 and $0.01, respectively.

APOLLO INVESTMENT CORPORATION
NOTES TO FINANCIAL STATEMENTS (Continued)
(In thousands except share and per share data)

Note 14. Subsequent Events
Management has evaluated subsequent events through the date of issuance of these financial statements and has determined that there are no subsequent events outside the ordinary scope of business that require adjustment to, or disclosure in, the financial statements other than those disclosed below.
On April 4, 2018, the Board of Directors approved the application of the modified asset coverage requirements set forth in Section 61(a)(2) of the 1940 Act. As a result, the asset coverage ratio test applicable to the Company will be decreased from 200% to 150%, effective April 4, 2019.
On May 17, 2018, at an in-person meeting, the Board of Directors approved an amended and restated investment advisory management agreement. The amended and restated investment advisory management agreement reduced the base management fee and revised the incentive fee on income to include a total return requirement.
Effective April 1, 2018, the base management fee was reduced from 2.0% to 1.5% of the average value of the Company's gross assets (excluding cash or cash equivalents but including other assets purchased with borrowed amounts) at the end of each of the two most recently completed calendar quarters; provided, however, the base management fee will be 1.0% of the average value of the Company's gross assets (excluding cash or cash equivalents but including other assets purchased with borrowed amounts) that exceeds the product of (i) 200% and (ii) the value of the Company’s net asset value at the end of the most recently completed calendar quarter.
In addition, beginning, January 1, 2019, the incentive fee on income calculation will include a total return requirement with a rolling twelve quarter look-back starting from April 1, 2018. The incentive fee rate remains 20% and the performance threshold remains 1.75% per quarter (7% annualized). There is no change to the catch-up provision. For the period between April 1, 2018 through December 31, 2018, the incentive fee rate post waiver will be 15%, subject to the 7% annualized performance threshold. As a result, the new contractual fee rate structure will not result in higher fees (on a cumulative basis) payable to the Investment Adviser than the contractual fees payable to the Investment Adviser under the prior investment advisory management agreement (excluding current voluntary fee waivers).
Effective as of May 17, 2018, the Board amended and restated the Company’s bylaws to increase the size of the Board from nine directors to ten.
On May 17, 2018, the Board appointed Howard Widra as a director of the Company. Mr. Widra was appointed as an interested Class I director. His term will expire at the 2020 annual meeting of stockholders of the Company at which the Class I directors stand for election.
On May 17, 2018, the Board also appointed Mr. Widra as Chief Executive Officer of the Company, effective May 21, 2018.  James Zelter will no longer serve as Chief Executive Officer of the Company but will remain an Interested Director of the Company. Mr. Widra is the President of the Company through May 21, 2018 and has been with Apollo Global Management, LLC and/or its affiliates since 2013. He became the President of Apollo Investment Corporation in June 2016. Mr. Widra is a co-founder of MidCap Financial (“MidCap”), an $8 billion specialty finance business, and was formerly its Chief Executive Officer. Prior to MidCap, Mr. Widra was the founder and President of Merrill Lynch Capital Healthcare Finance. Prior to Merrill Lynch, Mr. Widra was President of GE Capital Healthcare Commercial Finance and held senior roles in its predecessor entities including President of Heller Healthcare Finance, and COO of Healthcare Financial Partners. Mr. Widra holds a J.D., cum laude, from the Harvard Law School and a B.A. in Economics from the University of Michigan. Mr. Widra is 49 years old.
On May 17, 2018, the Board appointed Tanner Powell as President of the Company, effective May 21, 2018.  Mr. Powell has been with Apollo Global Management, LLC since 2006 and has served as Chief Investment Officer for Apollo Investment Management, L.P., the investment adviser for the Company since June 2016. From 2004 to 2006, Mr. Powell served as an analyst in Goldman Sachs’ Principal Investment Area (PIA), concentrating on mezzanine investing. From 2002 to 2004, Mr. Powell was an analyst in the Industrials group at Deutsche Bank. Mr. Powell holds a B.A. from Princeton University.
On May 17, 2018, the Board of Directors declared a distribution of $0.15 per share, payable on July 6, 2018 to stockholders of record as of June 21, 2018.

See notes to financial statements

Merx Aviation Finance, LLC and Subsidiaries
Consolidated Financial Statements
MERX AVIATION FINANCE, LLC AND SUBSIDIARIES
CONSOLIDATED FINANCIAL STATEMENTS

Report of Independent Auditors

To the Management of Merx Aviation Finance, LLC and its subsidiaries

We have audited the accompanying consolidated financial statements of Merx Aviation Finance, LLC and its subsidiaries, which comprise the consolidated statement of financial position as of March 31, 2018 and March 31, 2017, and the related consolidated statement of other comprehensive income, consolidated statement of changes in member’s equity and consolidated statement of cash flows for each of the three years in the period ended March 31, 2018.

Management's Responsibility for the consolidated Financial Statements

Management is responsible for the preparation and fair presentation of the consolidated financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on the consolidated financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the consolidated financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the consolidated financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company's preparation and fair presentation of the consolidated financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Merx Aviation Finance, LLC and its subsidiaries as of March 31, 2018 and March 31, 2017 and the results of their operations and their cash flows for the three years ended March 31, 2018, March 31, 2017 and March 31, 2016 in accordance with accounting principles generally accepted in the United States of America.

/s/ PricewaterhouseCoopers
Dublin, Ireland
15 May 2018

MERX AVIATION FINANCE, LLC AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF FINANCIAL POSITION
(In thousands)

	Notes	March 31, 2018	March 31, 2017
Current assets
Cash		$4,572	$4,478
Restricted cash		4,124	4,451
Aircraft held for sale	5 (ii)	17,523	70,877
Interest receivable and other assets		19,501	14,392
Due from affiliates	3	12	90
Total current assets		45,732	94,288
Non-current assets
Aircraft held for lease, net of depreciation	5 (i)	453,357	539,648
Investment securities	6 , 7	134,504	188,855
Interest in joint venture	8	103,566	41,901
Derivative financial instruments	11	5,668	2,502
Office equipment, net of depreciation		43	54
Total non-current assets		697,138	772,960
Total assets		$742,870	$867,248

Current liabilities
Debt	9	$48,870	$95,544
Deferred revenue		1,500	4,119
Interest payable		2,059	2,383
Due to affiliates	3	—	28
Accrued expenses and other liabilities		4,899	9,688
Total current liabilities		57,328	111,762
Non-current liabilities
Debt	9	573,480	637,021
Accrued maintenance liability		78,207	87,262
Lease deposit liability	10	8,745	10,028
Deferred revenue		531	148
Deferred income tax liability	13	849	623
Accrued expenses and other liabilities		1,003	789
Total non-current liabilities		662,815	735,871
Total liabilities		$720,143	$847,633

Equity
Member’s equity		$17,055	$17,106
Cash flow hedge reserve		5,672	2,509
Total equity		$22,727	$19,615

Total liabilities and equity		$742,870	$867,248

The accompanying notes are an integral part of these consolidated financial statements.

MERX AVIATION FINANCE, LLC AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands)

		For the year ended March 31,
	Notes	2018	2017	2016
Revenues
Lease revenue	12	$64,323	$92,725	$78,032
Investment income		22,894	30,327	32,515
Redelivery income		16,933	—	6,632
Management fee income	3	1,275	2,880	1,618
Other income		272	223	238
Total revenues		$105,697	$126,155	$119,035

Expenses
Interest expense		$61,510	$65,601	$58,988
Depreciation amortization and impairment		33,120	40,999	33,947
Management fee expense		2,283	3,321	2,465
General and administrative expenses	3	11,378	11,644	8,834
Total expenses		$108,291	$121,565	$104,234

Other income (expenses)
Interest in joint venture profit (loss)		$12,007	$(184)	$(7,673)
Gain on sale of aircraft		7,325	6,993	38
Fair value movement in derivative financial instruments	11	3	5	525
Net profit before taxes		$16,741	$11,404	$7,691
Income tax	13	(236)	(1,672)	(2,184)
Net profit after taxes		$16,505	$9,732	$5,507

The accompanying notes are an integral part of these consolidated financial statements.

MERX AVIATION FINANCE, LLC AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OTHER COMPREHENSIVE INCOME
(In thousands)

	For the year ended March 31,
	2018	2017	2016
Net profit after taxes	$16,505	$9,732	$5,507
Other comprehensive income (loss)
Movement in cash flow hedge reserve, net of tax	3,163	7,533	(5,024)
Total other comprehensive income (loss)	3,163	7,533	(5,024)
Total comprehensive income	$19,668	$17,265	$483

The accompanying notes are an integral part of these consolidated financial statements.

MERX AVIATION FINANCE, LLC AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CHANGES IN MEMBER’S EQUITY
(In thousands)

	Cashflow hedge reserve	Member’s equity	Total equity
Balance at March 31, 2015	$—	$149,800	$149,800
Distribution to member	—	(93,183)	(93,183)
Net profit after taxes	—	5,507	5,507
Movement in cash flow hedge reserve	(5,024)	—	(5,024)
Balance at March 31, 2016	$(5,024)	$62,124	$57,100
Distribution to member	—	(54,750)	(54,750)
Net profit after taxes	—	9,732	9,732
Movement in cash flow hedge reserve	7,533	—	7,533
Balance at March 31, 2017	$2,509	$17,106	$19,615
Distribution to member	—	(16,556)	(16,556)
Net profit after taxes	—	16,505	16,505
Movement in cash flow hedge reserve	3,163	—	3,163
Balance at March 31, 2018	$5,672	$17,055	$22,727

The accompanying notes are an integral part of these consolidated financial statements.

MERX AVIATION FINANCE, LLC AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)

	For the year ended March 31,
	2018	2017	2016
Cash flows from operating activities
Net profit after tax	$16,505	$9,732	$5,507
Adjustments to reconcile net profit after tax to net cash provided by operating activities:
Depreciation and amortization	33,120	40,999	33,947
Gain on sale of aircraft	(7,325)	(6,993)	(38)
Fair value movement in derivative financial instruments	(3)	(5)	(525)
Interest in joint venture (profits) losses	(12,007)	184	7,673
Changes in operating assets and liabilities net of effects of business acquired:
(Increase) decrease in interest receivable and other assets	(5,109)	(6,196)	9,586
Decrease (increase) in due from affiliates	78	823	(753)
(Decrease) increase in deferred revenue	(2,236)	319	556
(Decrease) increase in interest payable	(324)	(281)	895
(Decrease) in due to affiliates	(28)	(36)	(117)
(Decrease) increase in accrued expenses and other liabilities	(4,575)	4,140	620
Increase in deferred income tax liabilities	226	621	1,452
Net cash provided by (used in) operating activities	$18,322	$43,307	$58,803
Cash flows from investing activities
Acquisition of aircraft	$—	$(165)	$(96,604)
Acquisition of office equipment	—	—	(72)
Acquisition of business	—	—	(32,133)
Proceeds from disposal of aircraft	115,238	106,006	14,305
Purchase of investment in securities	—	(7,224)	(22,862)
Purchase of investment in joint venture	(180,290)	(41,980)	—
Receipts from investments in securities	54,351	84,420	30,789
Receipts from investment in joint venture	130,626	1,335	—
Movement in restricted cash	327	1,678	1,401
Lease deposits returned	(1,283)	—	(323)
Net cash movements in maintenance reserves	(9,054)	4,067	15,934
Net cash (used in) provided by investing activities	$109,915	$148,137	$(89,565)
Cash flows from financing activities
Drawdowns of debt	$139,700	$11,000	$229,770
Repayments of debt	(251,287)	(147,125)	(106,282)
Distribution to member	(16,556)	(54,750)	(93,183)
Net cash (used in) provided by financing activities	$(128,143)	$(190,875)	$30,305
Net increase (decrease) in cash	$94	$569	$(457)
Cash, beginning of year	$4,478	$3,909	$4,366
Cash, end of year	$4,572	$4,478	$3,909

MERX AVIATION FINANCE, LLC AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)

	For the year ended March 31,
	2018	2017	2016
Supplemental disclosure of cash flow information
Cash paid for interest	$61,833	$65,882	$56,040
Cash paid for tax	11	517	173
Supplemental disclosure of non-cash activities
Drawdown of notes payable	$—	$—	$51,054
Transfer of maintenance reserve and security deposit	—	940	5,454
Acquisition of aircraft	—	—	(34,332)
Acquisition of business	—	—	(22,314)

The accompanying notes are an integral part of these consolidated financial statements

MERX AVIATION FINANCE, LLC AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(In thousands except share and per share data)
Note 1. Organization
Merx Aviation Finance, LLC ("Merx"), a Delaware limited liability company, commenced operations on March 31, 2014. Formerly known as “Merx Aviation Finance Holdings II, LLC”, Merx changed its name on August 1, 2014. Merx consolidates its wholly-owned subsidiaries incorporated in the United States of America (U.S.), as well as wholly-owned subsidiaries incorporated under the laws of Ireland and under the laws of United Kingdom. Merx and its subsidiaries (“Merx Aviation”, the “Company”, “we”, “us”, or “our”) are principally engaged in acquiring and leasing commercial aircraft to airlines throughout the world. The Company has executive offices and employees in New York City, New York as well as Dublin, Ireland.
Merx was formed by Apollo Investment Corporation (“AIC”), a Maryland corporation. AIC is the sole member of Merx. On March 31, 2014, AIC entered into an agreement whereby it exchanged its 100% membership interest in Merx Aviation Finance Holdings, LLC (“Holdings, LLC”) for a 100% membership interest in Merx. In connection with the exchange, all debt (the “Revolver”, discussed in Note 3) and equity due to AIC held by Holdings, LLC was assumed by the Merx, and in return Merx received equity in Holdings, LLC.
Note 2. Significant Accounting Policies
Basis of Accounting and Principles of Consolidation
The accompanying consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the U.S. (“U.S. GAAP”).
The consolidated financial statements include the accounts of Merx Aviation and all of its subsidiaries as well as those entities for which Merx Aviation is deemed to be the primary beneficiary. All intercompany transactions and balances have been eliminated in consolidation. We use judgment when (a) evaluating whether an entity is subject to consolidation as a variable interest entity ("VIE"), (b) identifying the entity’s variable interest holders, (c) estimating the potential expected losses and residual returns that may inure to the variable interest holders, and (d) assessing whether Merx Aviation is the primary beneficiary. When evaluating whether Merx Aviation is the primary beneficiary, we consider (1) the entity’s purpose and design, and the risks that are intended to be passed on its variable interest holders, (2) whether Merx Aviation has the power to direct the activities that most significantly impact the entity’s economic performance, and (3) whether Merx Aviation’s obligation to absorb losses of the entity or the right to receive benefits from the entity could potentially be significant to the VIE. When certain events occur, we reconsider whether we are the primary beneficiary of VIEs. We do not reconsider whether we are a primary beneficiary solely because of operating losses incurred by an entity.
Functional currency
The group functional currency is the united states dollar ($), being the currency that most faithfully represents the economic effects of the underlying transactions, events and conditions.

Use of Estimates

The preparation of consolidated financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. While the Company believes that the estimates and related assumptions used in the preparation of the consolidated financial statements are appropriate, actual results could differ from those estimates, and such differences could be material.
Risk and Uncertainties
In the normal course of business, Merx Aviation encounters several significant types of economic risk including credit, market, aviation industry and capital market risks. Credit risk is the risk of another party’s inability or unwillingness to make contractually required payments and to fulfill its other contractual obligations. Market risk reflects the change in the value of the investments due to changes in interest rate spreads or other market factors, including the value of collateral underlying the investments. Aviation industry risk is the risk of a downturn in the commercial aviation industry which could adversely impact a lessee’s ability to make payments, increase the risk of unscheduled lease terminations and depress lease rates and the value of the Company’s aircraft. Capital market risk is the risk that the Company is unable to obtain capital at reasonable rates to fund the growth of our business or to refinance existing debt facilities.

Business Combinations
An acquisition of a business, an integrated set of activities and assets that is capable of being conducted and managed for the purpose of providing a return directly to investors, is a business combination. Determining whether the acquisition meets the definition of a business combination requires judgment to be applied on a case by case basis.
Business combinations, except for transactions between entities under common control, are accounted for using the acquisition method of accounting. The acquired identifiable tangible and intangible assets, liabilities and contingent liabilities are measured at their fair values at the date of the acquisition. Acquisition costs incurred are expensed under selling, general and administrative expenses.
Goodwill is initially measured at the excess of the aggregate of the consideration transferred and the amount recognized for any non-controlling interest over the fair value of the identifiable assets acquired and liabilities assumed at the acquisition date. The non-controlling interest is measured at fair value or at the proportion of the acquired entity's identifiable net assets as elected for each business combination.
Cash
Cash held at U.S. financial institutions, at times, may exceed the amount insured by the Federal Deposit Insurance Corporation. Cash is carried at cost which approximates fair value. As of March 31, 2018, the Standards & Poor's credit rating of J.P. Morgan & Chase N.A was A+, Allied Irish Bank plc was BBB-, Sumitomo Mitsui Banking Corp. was A, and Wells Fargo Bank N.A. was A+.
Restricted Cash
Cash held at financial institutions may be classified as restricted cash if provisions exist in contracts with other parties that affect the Company's ability to readily access or utilize cash for business purposes.
Aircraft Held for Lease and Depreciation
Aircraft held for lease are stated at cost less depreciation, using the straight-line method, typically over a 25-year life from the date of manufacture. Estimated residual values are generally determined to be approximately 10% of the purchase price. Management may make exceptions to this policy on a case-by-case basis when, in its judgment, the residual value or the useful life calculated pursuant to this policy does not appear to reflect current expectations of value. In accounting for aircraft held for lease, we make estimates about the expected useful lives and the estimated residual values. In making these estimates, we rely upon industry experience with the same or similar aircraft types and our anticipated lessee's utilization of the aircraft. Aircraft may be pledged as collateral for external funding arrangements.
When we acquire an aircraft with a lease, determining the fair value of the attached lease requires us to make assumptions regarding the current fair value of the lease for a specific aircraft. If a lease is below or above the range of current lease rates, the resulting lease discount or premium is amortized into lease rental income over the remaining term of the lease.
Aircraft Held for Sale
Aircraft are classified as held for sale when the Company commits to and commences a plan of sale that is reasonably expected to be completed within one year and satisfies certain other held for sale criteria. Aircraft held for sale are recorded at the lesser of carrying value or fair value, less estimated cost to sell. The Company continues to recognize rent from aircraft held for sale until the date the aircraft is sold. Rent collected from the sale contract date through the aircraft disposition date reduces the sale proceeds and gain on sale of aircraft. In addition, depreciation ceases once an aircraft is classified as held for sale. The Company performs an impairment review of aircraft held for sale. An impairment loss is recorded for an asset or asset group held for sale when the carrying value of the asset or asset group exceeds its fair value, less estimated cost to sell.
Repair and Maintenance of Aircraft
Major improvements and modifications incurred in connection with the acquisition of aircraft that are required to get the aircraft ready for use are capitalized and depreciated over the remaining life of the aircraft.

Impairment of Aircraft
We perform a recoverability assessment of all aircraft in our fleet, on an aircraft-by-aircraft basis, at least annually. In addition, a recoverability assessment is performed whenever events or changes in circumstances or indicators indicate that the carrying value of an asset may not be recoverable. Indicators may include but are not limited to a significant lease restructuring or early lease termination, significant air traffic decline, the introduction of newer technology aircraft or engines, the discontinuation of the production of an aircraft type or an issuance of a significant airworthiness directive. When we perform a recoverability assessment, we measure whether the estimated future undiscounted net cash flows expected to be generated by the aircraft exceed its carrying value. The undiscounted cash flows consist of cash flows from currently contracted leases, future projected lease rates, transition costs, estimated down time and estimated residual or scrap values for an aircraft. In the event that an aircraft does not meet the recoverability test, the aircraft will be adjusted to the current fair value, resulting in an impairment charge.
 Investment Securities
Where the Company has the intent and ability to hold securities for the foreseeable future, we have classified them as held-for-investment. These investments are reported in the balance sheet at outstanding principal adjusted for any charge-offs, repayments, allowance for loan losses, any deferred fees or costs on originated loans, and any unamortized premiums or discounts.
Interest in Joint Venture
The Company recognizes interest in joint ventures using the equity method of accounting. Investments accounted for under the equity method are recorded at the amount of the Company’s investment and adjusted each period for the Company’s share of the investee’s income or loss.
Derivative Financial Instruments
The Company enters into derivative contracts to manage its exposure to interest rate risk. Interest rate swaps are used to minimize exposures to interest rate movement on underlying debt obligations of the Company. Derivatives are included in assets when their fair value is positive and liabilities when their fair value is negative, unless there is a legal ability and intention to settle net. Gains and losses from changes in fair values are recorded in the Consolidated Statements of Operations unless hedge accounting treatment is applied. During the year ended March 31, 2016, the Company elected to apply hedge accounting to its derivative instruments.
When cash flow hedge accounting treatment is applied, the changes in fair values related to the effective portion of the derivatives are recorded in Other Comprehensive Income ("OCI"), and the ineffective portion is recognized immediately in the Consolidated Statements of Operations. Amounts reflected in OCI related to the effective portion are reclassified into the Consolidated Statements of Operations in the same period or periods during which the hedged transaction affects interest expense.
We discontinue hedge accounting prospectively when (i) we determine that the derivative is no longer effective in offsetting changes in the fair value or cash flows of the hedged item; (ii) the derivative expires or is sold, terminated, or exercised; or (iii) management determines that designating the derivative as a hedging instrument is no longer appropriate. In all situations in which hedge accounting is discontinued and the derivative remains outstanding, we recognize the changes in the fair value in current-period earnings. The remaining balance in OCI at the time we discontinue hedge accounting is not recognized in our Consolidated Statements of Operations unless it is probable that the forecasted transaction will not occur. Such amounts are recognized in Consolidated Statements of Operations when the hedged transaction affects interest expense.
When cash flow hedge accounting treatment is not applied, the changes in fair values between periods are recognized as a fair value movement in the Consolidated Statements of Operations. Net cash received or paid under derivative contracts in any reporting period is classified as operating cash flows in our Consolidated Statements of Cash Flows.
Investment Transactions
Investments are recognized when we assume an obligation to acquire a financial instrument and assume the risks for gains and losses related to that instrument. Investments are derecognized when we assume an obligation to sell a financial instrument and forego the risks for gains or losses related to that instrument. Specifically, we record all security transactions on a trade date basis.Amounts for investments recognized or derecognized but not yet settled are reported as receivables for investments sold and payables for investments purchased, respectively, in the Consolidated Statements of Financial Position.

Fair Value Measurements
Fair value is defined as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The Company utilizes valuation techniques that maximize the use of observable inputs and minimize the use of unobservable inputs to the extent possible. The Company determines fair value based on assumptions that market participants would use in pricing an asset or liability in the principal or most advantageous market. When considering market participant assumptions in fair value measurements, the following fair value hierarchy distinguishes between observable and unobservable inputs, which are categorized in one of the following levels:

•	Level 1 Inputs: Unadjusted quoted prices in active markets for identical assets or liabilities accessible to the reporting entity at the measurement date.

•
Level 2 Inputs: Other than quoted prices included in Level 1 inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability.

•	Level 3 Inputs: One or more inputs to valuation techniques are significant and unobservable.
In some cases, the inputs used to measure fair value can fall into different levels of the fair value hierarchy. In such cases, the determination of which category within the fair value hierarchy is appropriate for any given financial instrument is based on the lowest level of input that is significant to the fair value measurement.
Lease Revenue
The Company leases aircraft principally pursuant to operating leases and recognizes lease revenue on a straight-line basis over the term of the lease. The difference between the lease revenue recorded and the cash received under the provisions of the lease is included in other assets or deferred revenue, as appropriate. An allowance for doubtful accounts will be recognized for past-due rentals based on management's assessment of collectibility.
All of the Company's lease agreements are triple net leases whereby the lessee is responsible for all taxes, insurance, and aircraft maintenance. Under the provisions of many of our leases, the lessee is required to make payments of supplemental maintenance rents which are calculated with reference to the utilization of the airframe, engines and other major life-limited components during the lease. Accrued maintenance liability existing at the end of a lease is released and recognized as lease revenue at lease termination.
Investment Income
Interest income is recognized on an accrual basis. Discounts or premiums are accreted or amortized into interest income on an effective yield or “interest” method based upon a comparison of actual and expected cash flows, through the expected maturity date of the security.
Redelivery Income
In some cases the Company may accept redelivery aircraft whose maintenance condition differs from that contracted. In such cases a cash payment may be agreed between the parties. Income is recognized on date of redelivery.
Management Fee Income
Management fee income is accounted for on an accruals basis.
Expenses
Expenses include interest expense, management fee expense, compensation expenses and benefits, selling, other general and administrative expenses. Expenses are recognized on an accrual basis.
Income Taxes
The Company and three of its subsidiaries are single member limited liability companies and were structured as disregarded entities for U.S. federal, state and local tax purposes. Accordingly no provision for income taxes is made for these Companies.
One of the Company’s subsidiaries is structured as a taxable entity for U.S. federal, state and local tax purposes. Accordingly, the Company uses the liability method in accounting for deferred income taxes for this subsidiary. Deferred income tax assets and liabilities are recognized for the future tax consequences attributed to temporary differences between the carrying value and tax basis of existing assets and liabilities using enacted rates applicable to the periods in which the differences are expected to be reversed. A valuation allowance is established, if necessary, to reduce deferred tax assets to the amount estimated to be recoverable. The Company recognizes the tax benefit from an uncertain tax position only if it is more likely than not that the tax position will be sustained on examination by the taxing authorities.
The Company wholly owns subsidiaries which qualify as controlled foreign corporations for U.S. federal, state and local tax purposes. These entities are subject to tax at the rate of their jurisdiction of incorporation.
Recent Accounting Pronouncements
In November 2015, the FASB issued guidance to simplify the balance sheet presentation of deferred taxes. The guidance requires that deferred tax assets and deferred tax liabilities be presented as noncurrent on the balance sheet. The guidance is effective for annual reporting periods in fiscal years beginning after December 15, 2017 and interim reporting periods in fiscal years beginning after December 15, 2018. Early adoption is permitted. The guidance may be applied either prospectively to all deferred tax liabilities and assets or retrospectively to all periods presented.

In January 2016, the FASB issued guidance that revises the accounting related to the classification and measurement of investments in equity securities as well as the presentation for certain fair value changes in financial liabilities measured at fair value, and amends certain disclosure requirements. The guidance requires that all equity investments, except those accounted for under the equity method of accounting or those resulting in the consolidation of the investee, to be accounted for at fair value with all fair value changes recognized in net income. Equity investments that do not have a readily determinable fair value, and do not qualify for the NAV practical expedient, may be measured at cost and adjusted for impairment or changes in the observable price. For financial liabilities measured using the fair value option, the guidance requires that any change in fair value caused by a change in instrument-specific credit risk be presented separately in other comprehensive income until the liability is settled or reaches maturity. The guidance is effective for annual reporting periods in fiscal years beginning after December 15, 2018 and interim reporting periods in fiscal years beginning after December 15, 2019, with early adoption permitted for certain provisions. A reporting entity would record a cumulative-effect adjustment to beginning retained earnings as of the beginning of the first reporting period in which the guidance is adopted, with minor exceptions.

In February 2016, the FASB issued guidance that amends the accounting for leases. The guidance generally affects any entity that enters into a lease. The amended guidance requires recognition of a lease asset and a lease liability by lessees for leases classified as operating leases. The recognition, measurement, and presentation of expenses and cash flows arising from a lease by a lessee have not significantly changed from existing guidance and accounting applied by a lessor is largely unchanged from existing guidance. The amended guidance is effective for annual reporting periods in fiscal years beginning after December 15, 2019 and interim reporting periods in fiscal years beginning after December 15, 2020. Early application is permitted for all entities.

In March 2016, the FASB issued guidance that amends the principal versus agent considerations for reporting revenue gross versus net. The amended guidance affects entities that enter into contracts with customers to transfer goods or services in exchange for consideration. Under the amended guidance, when another party is involved in providing goods or services to a customer, an entity must determine whether the nature of its promise is to provide the specified good or service itself (that is, the entity is a principal) or to arrange for that good or service to be provided by the other party (that is, the entity is an agent). An entity is a principal if it controls the specified good or service before that good or service is transferred to a customer. The amended guidance includes indicators to assist an entity in determining whether it controls a specified good or service before it is transferred to the customer. The amended guidance affects the guidance in the new revenue standard issued in May 2014, which is not yet effective. The effective date and transition requirements for the amended guidance are the same as the effective date and transition requirements for the new revenue standard.

In June 2016, the FASB issued an accounting standard that requires entities to estimate lifetime expected credit losses for most financial assets measured at amortized cost and certain other instruments, including trade and other receivables, net investments in leases and off-balance sheet credit exposures. The standard also requires additional disclosure, including how the entity develops its allowance for credit losses for financial assets measured at amortized cost and disaggregated information on the credit quality of net investments in leases measured at amortized cost by year of the asset’s origination for up to five annual periods. The standard is effective for fiscal years beginning after December 15, 2019, including interim periods within those fiscal years. Early adoption will be permitted in any interim or annual period beginning after December 15, 2018. The new standard must be adopted using the modified retrospective transition approach.

In August 2016, the FASB issued guidance intended to reduce diversity in practice in how certain cash receipts and payments are classified in the statement of cash flows, including debt prepayment or extinguishment costs, the settlement of contingent liabilities arising from a business combination, proceeds from insurance settlements, and distributions from certain equity method investments. The guidance is effective for fiscal years beginning after December 15, 2018 and interim reporting periods in fiscal years beginning after December 15, 2019. Early adoption is permitted.

In November 2016, the FASB issued guidance to reduce diversity in practice in the classification and presentation of changes in restricted cash on the statement of cash flows. The new guidance requires that a statement of cash flows explain the change during the period in the total of cash, cash equivalents, and amounts generally described as restricted cash. As a result, amounts generally described as restricted cash should be included with cash and cash equivalents when reconciling the beginning and ending total amounts shown on the statement of cash flows. The guidance is effective for fiscal years beginning after December 15, 2018 and interim reporting periods in fiscal years beginning after December 15, 2019. Early adoption is permitted.

In January  2017, the FASB issued guidance that clarifies the definition of a business with the objective of adding guidance to assist companies with evaluating whether transactions should be accounted for as acquisitions (or disposals) of assets or businesses. The new guidance is expected to reduce the number of transactions that need to be further evaluated as businesses. The guidance is effective for fiscal years beginning after December 15, 2018 and interim reporting periods in fiscal years beginning after December 15, 2019. Early adoption is permitted for certain types of transactions.

The Company is in the process of evaluating the impact that these new pronouncements will have on its consolidated financial statements.
Note 3. Related Party Arrangements
The Company is party to an administration agreement (the “Administration Agreement”) with Apollo Investment Administration, LLC (the “Administrator” or “AIA”), under which the Administrator, subject to review by the Company's management and the Board of Directors of AIC, provides administrative services to the Company. AIA is an affiliated entity of Apollo Investment Management, L.P. which provides investment advisory services to AIC. The Administration Agreement provides that the Company will reimburse the Administrator for all costs and expenses incurred by Administrator in performing its obligations and providing personnel under the agreement. Additionally, the Company will bear all costs and expenses incurred by any person or entity, including the Administrator, in connection with the business operations of the Company, including, without limitation, payments based upon the allocable portion for the Company of the Administrator's overhead in performing its obligations. For the years ended March 31, 2018 (FY2018), March 31, 2017 (FY2017), and March 31, 2016 (FY2016), the Company paid $250, $250 and $150, respectively, to AIA for the provision of administrative services.
Apollo Global Management (“AGM”) is an affiliate of both AIA and AIC, and pays certain expenses on behalf of the Company and other affiliates. Accordingly, the Company periodically reimburses AGM for expenses paid on its behalf.
AIC has also entered into an expense reimbursement agreement with Merx Aviation Finance Assets Ireland Limited ("Merx Ireland"), an affiliate of the Company, that will reimburse AIC for reasonable out-of-pocket expenses incurred, including any interest, fees or other amounts incurred by AIC in connection with letters of credit issued on behalf of Merx Ireland. For the year ended March 31, 2018, the Company reimbursed expenses of $86 (FY2017: $86; FY2016:$85) to AIC under the expense reimbursement agreement.
The Company is party to Asset Management Agreements with several affiliates of AIC, under which the Company provides administrative and asset services. For providing these services, the Company receives management fees. For the year ended March 31, 2018, the Company recognized $1,275 (FY2017: $2,880; FY2016: $1,618) in management fee income from AIC affiliates.
In March 2014, AIC issued a revolving credit facility (the "Revolver") to the Company with interest rate of 12% and maturity date of October 2023. See Note 9 for additional disclosure.

The following related party balances are included in the Consolidated Statements of Financial Position.

	March 31, 2018	March 31, 2017
Due from affiliates
Management fees - AIC affiliate	$12	$90
Due from affiliates	$12	$90

Due to affiliates
Expense reimbursements - AGM	$—	$28
Expense reimbursements - AIC	—	—
Due to affiliates	$—	$28
Note 4. Business Combinations
During the year ended March 31, 2016, the Company completed the purchase of 100% of the ordinary share capital of four entities incorporated under the laws of Ireland. The total cash consideration paid was $54,447. The following is a summary of the allocation of the purchase price based on the estimated fair values of the identifiable assets acquired and the liabilities assumed at the closing date. As of March 31, 2016, we had finalized all known measurement period adjustments.

Amounts recognized as of the closing date
Aircraft, held for lease	$70,625
Lease deposit liability	(1,900)
Accrued maintenance liability	(14,278)
Fair value of net assets acquired	$54,447
Total cash consideration paid	$54,447
For the year ended March 31, 2018, the acquired businesses contributed revenue of $8,160 (FY2017: $7,810; FY2016: $997) to the Company.
Note 5 (i). Aircraft Held for Lease
The following table shows the changes in aircraft held for lease, net of depreciation, for the years ended March 31, 2018 and March 31, 2017. See Note 12 for additional disclosure including geographic detail of aircraft held for lease.

	March 31, 2018	March 31, 2017
Beginning balance	$539,648	$746,247
Capital improvements	—	165
Aircraft held for sale, net of related accumulated depreciation	(17,523)	(70,877)
Dispositions, net of related accumulated depreciation	(37,034)	(97,474)
Depreciation	(29,811)	(38,413)
Impairment	(1,923)	—
Ending balance	$453,357	$539,648

Note 5 (ii). Aircraft Held for Sale
The following table shows the changes in aircraft held for lease, net of depreciation, for the years ended March 31, 2018 and March 31, 2017.

	March 31, 2018	March 31, 2017
Beginning balance	70,877	—
Aircraft held for sale, net of related accumulated depreciation	17,523	70,877
Dispositions, net of related accumulated depreciation	(70,877)	—
Ending balance	17,523	70,877
Of the total aircraft held for sale as of March 31, 2018, none have been sold as of the consolidated financial statement issuance date.
Note 6. Investment Securities
The following table shows the composition of investment securities as of March 31, 2018.

	Expected Maturity	Outstanding Face Amount	Amortized Cost Basis	Fair Value (1)	Gross amount of unrealized gains
Asset backed securities held for investment	Aug 2018 - Mar 2026	$9,645	$16,851	$47,916	$31,065
Asset backed securities held for investment	Dec 21 - Aug 26	97,519	106,303	132,321	26,018
Structured credit held for investment	March 2020	11,350	11,350	11,959	609
Total investment securities		$118,514	$134,504	$192,196	$57,692
The following table shows the composition of investment securities as of March 31, 2017.

	Expected Maturity	Outstanding Face Amount	Amortized Cost Basis	Fair Value (1)	Gross amount of unrealized gains
Asset backed securities held for investment	Mar 2019 - Mar 2026	$29,063	$35,648	$58,056	$22,408
Asset backed securities held for investment	Dec 2021 - Aug 2025	125,028	132,380	137,579	5,199
Structured credit held for investment	January 2020	20,827	20,827	20,950	123
Total investment securities		$174,918	$188,855	$216,585	$27,730
(1) The fair value has been estimated by management using Level 3 inputs in the absence of readily determinable market prices and recognizing the illiquid nature of the instruments.
No impairment was recorded during the years ended March 31, 2018 and March 31, 2017. No gross unrealized losses on investment securities at the years ended March 31, 2018 and March 31, 2017.
Note 7. Unconsolidated Variable Interest Entities
Included in the investment securities are investments in certain securitized vehicles which are considered VIEs. The Company is not considered to be the primary beneficiary and does not have the power to direct the activities that most significantly impact the economic performance of these VIEs. Therefore, management has determined that the VIEs' financial information does not need to be consolidated with the Company's consolidated financial statements.

The securitized vehicles are in the business of owning and leasing aircraft. As of March 31, 2018, the total assets of the VIEs are $1,129,625 (FY2017: $1,279,369) and total liabilities are $1,178,573 (FY2017: $1,307,826). The Company’s maximum exposure in these securitized vehicles is limited to the cost of its asset backed securities held for investments which as of March 31, 2018 amounts to $123,154 (FY2017: $168,028), as disclosed in Note 6.
Note 8. Interest in Joint Venture
The Company has investments in two joint ventures, Merx Aviation GA Telesis 1 Limited ("Merx GAT") and Sora Airlease Designated Activity Company ("Sora DAC"). The Company holds 47.5% interest in Merx GAT and 50% interest in Sora DAC. The Company recorded the investment at cost and adjusted each period for the Company’s share of the investee’s income or loss.
The following table shows the summarized financial information of Merx GAT as of March 31, 2018 and March 31, 2017.

	March 31, 2018	March 31, 2017
Total assets	$166	$221
Total liabilities	(36)	(234)
Total equity	$130	$(13)
The following table shows the summarized financial information of Sora DAC as of March 31, 2018 and March 31, 2017.

	March 31, 2018	March 31, 2017
Total assets	$945,007	$83,930
Total liabilities	(909,779)	(59,121)
Total equity	$35,228	$24,809
The following table shows the Company's summarized interest in joint ventures as of March 31, 2018 and March 31, 2017.

As of March 31, 2018
	Sora DAC	GAT	Total
Share of total assets	$472,503	$78	$472,582
Share of total liabilities	(454,890)	(17)	$(454,907)
Share of capital contributions	(12,500)	—	(12,500)
Investment by the Company into joint venture	94,104	—	94,104
Accrued interest on investment in joint venture	4,287	—	4,287
	$103,504	$61	$103,566

As of March 31, 2017
	Sora DAC	GAT	Total
Share of total assets	$41,965	$104	$42,069
Share of total liabilities	(29,561)	(110)	$(29,671)
Share of capital contribution	(12,500)	—	(12,500)
Investment by the Company into joint venture	41,980	—	41,980
Accrued interest on investment in joint venture	23	—	23
	$41,907	$(6)	$41,901

Note 9. Debt
Interest on the Revolver and notes payable is paid on a monthly or quarterly basis at various interest rates. See Note 3 for additional disclosure on Revolver.
Many of the Company’s aircraft were partially financed with the Revolver and notes payable. As the notes are held by subsidiaries and are secured by a lien on the specific aircraft acquired with no recourse against any other aircraft or asset owned by the Company or its subsidiaries, management has estimated that the fair value of each debt instrument approximates its amortized cost. Management determines fair value based on level 3 inputs.
As of March 31, 2018 and March 31, 2017, the Company was in compliance with all debt covenants.
The Company's outstanding debt obligations as of March 31, 2018 were as follows:

	Issuance Date	Outstanding Principal	Amortized Cost	Interest Rate
Revolver due October 2023	Mar-14	$359,800	$359,800	12.00%
Note Payable due December 2018	Aug-13	4,077	4,066	6.72%
Note Payable due December 2018	Aug-13	4,645	4,632	6.73%
Note Payable due March 2024	Mar-14	16,290	16,059	1M LIBOR + 4.00%
Note Payable due March 2024	Apr-14	16,268	16,037	1M LIBOR + 4.00%
Note Payable due July 2018	Mar-15	7,592	7,579	1M LIBOR + 2.50%
Note Payable due August 2023	Mar-15	20,068	19,833	1M LIBOR + 2.50%
Note Payable due September 2023	Mar-15	20,162	19,925	1M LIBOR + 2.50%
Note Payable due February 2026	Mar-15	12,397	12,335	1M LIBOR + 2.50%
Note Payable due December 2025	Mar-15	23,949	23,631	1M LIBOR + 2.50%
Note Payable due October 2022	Mar-15	15,075	14,898	1M LIBOR + 2.50%
Note Payable due September 2022	Apr-15	20,685	20,440	1M LIBOR + 2.50%
Note Payable due May 2023	Sept-15	39,279	37,862	1M LIBOR + 1.60%
Note Payable due Oct 2023	Sept-15	36,000	36,000	1M LIBOR + 2.63%
Note Payable due October 2020	Feb-16	8,796	8,625	3.51%
Note Payable due December 2020	Feb-16	9,276	9,098	3.52%
Note Payable due February 2021	Feb-16	5,905	5,766	3.51%
Note Payable due March 2021	Feb-16	5,904	5,764	3.51%
Total		$626,168	$622,350

The Company's outstanding debt obligations as of March 31, 2017 were as follows:

	Issuance Date	Outstanding Principal	Amortized Cost	Interest Rate
Revolver due October 2018	Mar-14	$374,084	$374,084	12.00%
Note Payable due December 2018	Aug-13	5,545	5,517	6.72%
Note Payable due December 2018	Aug-13	6,214	6,184	6.73%
Note Payable due March 2024	Mar-14	17,874	17,604	1M LIBOR + 4.00%
Note Payable due March 2024	Apr-14	17,850	17,580	1M LIBOR + 4.00%
Note Payable due July 2018	Mar-15	15,647	15,536	3M LIBOR + 2.50%
Note Payable due February 2021	Mar-15	18,824	18,589	3M LIBOR + 2.50%
Note Payable due April 2017	Mar-15	6,621	6,621	1M LIBOR + 2.50%
Note Payable due July 2018	Mar-15	9,219	9,156	1M LIBOR + 2.50%
Note Payable due August 2023	Mar-15	22,477	22,197	1M LIBOR + 2.50%
Note Payable due September 2023	Mar-15	22,537	22,256	1M LIBOR + 2.50%
Note Payable due February 2019	Mar-15	15,207	15,070	1M LIBOR + 2.50%
Note Payable due November 2017	Mar-15	13,370	13,314	1M LIBOR + 2.50%
Note Payable due December 2025	Mar-15	28,025	27,665	1M LIBOR + 2.50%
Note Payable due October 2022	Mar-15	17,231	17,015	1M LIBOR + 2.50%
Note Payable due September 2022	Apr-15	23,554	23,255	1M LIBOR + 2.50%
Note Payable due April 2017	Jul-15	4,733	4,730	4.39%
Note Payable due May 2023	Sept-15	46,325	44,629	1M LIBOR + 1.60%
Note Payable due October 2023	Sept-15	36,000	36,000	1M LIBOR + 2.63%
Note Payable due October 2020	Feb-16	10,632	10,394	3.51%
Note Payable due December 2020	Feb-16	11,158	10,913	3.52%
Note Payable due February 2021	Feb-16	7,315	7,128	3.51%
Note Payable due March 2021	Feb-16	7,315	7,128	3.51%
Total		$737,757	$732,565
Scheduled repayments of these notes over the next five years and thereafter are as follows:

As of March 31, 2018		As of March 31, 2017
Years ending March 31,	Amount	Years ending March 31,	Amount
2019	$48,870	2018	$95,544
2020	31,834	2019	432,817
2021	41,949	2020	31,212
2022	26,921	2021	41,301
2023	35,370	2022	26,244
Thereafter	441,224	Thereafter	110,639
Total	$626,168	Total	$737,757

Note 10. Lease Deposit Liability
As of March 31, 2018, cash security deposits in connection with lease agreements amounted to $8,745 (FY2017: $10,028). Lease deposit liabilities are generally refundable at the end of the contract lease period after all lease obligations have been met by the lessee. In addition, at March 31, 2018 the Company held letters of credit in lieu of cash security deposits that amounted to $2,801 (FY2017: $11,661).
Note 11. Derivative Financial Instruments
The Company utilizes interest rate swap contracts to economically hedge its variable interest rate exposure on certain of its notes payable. An interest rate swap is an instrument in which two parties agree to exchange interest rate cash flows based on a specified notional amount from a floating rate to a fixed rate or from one floating rate to another. Under the swap transactions, the Company makes fixed rate payments and receives floating rate payments to convert the floating rate notes payable to fixed rate obligations to better match the fixed rate cash flows from the leasing of aircraft. Derivative financial instruments measured at fair value are calculated using Level 2 inputs.

The table below shows the fair values of derivative financial instruments designated as cash flow hedges, recorded as assets or liabilities, together with their notional amounts. The notional amount, recorded gross, is the amount of a derivative’s underlying asset and is the basis upon which changes in the value of derivatives are measured. The notional amounts indicate the volume of transactions outstanding at year end and are indicative of neither the market risk nor the credit risk.

As of March 31, 2018
	Outstanding notional amount	Fair value assets	Fair value liabilities
Derivative liabilities designated as cash flow hedges	$187,615	$5,668	$—

As of March 31, 2017
	Outstanding notional amount	Fair value assets	Fair value liabilities
Derivative liabilities designated as cash flow hedges	$224,726	$2,502	$—

Note 12. Lease Revenue
Minimum future lease payments
The minimum future lease payments on non-cancelable operating leases of aircraft in our fleet were as follows:

As of March 31, 2018		As of March 31, 2017		As of March 31, 2016
Years ending March 31,	Amount	Years ending March 31,	Amount	Years ending March 31,	Amount
2019	$57,102	2018	$71,909	2017	$94,831
2020	55,658	2019	64,378	2018	85,177
2021	53,516	2020	58,231	2019	69,324
2022	47,138	2021	56,086	2020	55,079
2023	43,372	2022	45,929	2021	45,874
Thereafter	59,712	Thereafter	91,213	Thereafter	63,447
Total	$316,498	Total	$387,746	Total	$413,732
Geographic and credit risks
Lease rental revenue includes $2,629 (FY2017: $2,629; FY2016: $2,629) related to leases of aircraft component parts in use by non-U.S. domiciled airlines. As of March 31, 2018, leased aircraft held by the Company were operated by 11 lessees (FY2017: 15 lessees) whose principal places of business are located in 10 countries (FY2017: 13 countries).

Carrying value of aircraft held for lease and for sale, and lease revenues by geographic area were as follows:

	Carrying value as of March 31, 2018%		Lease revenue for the year ended March 31, 2018%
Asia/Pacific	$110,721	24%	$14,415	22%
Africa	—	0%	962	2%
Europe	135,465	28%	15,162	24%
North America	164,146	35%	20,047	31%
Latin America	60,548	13%	13,737	21%
Total	$470,880	100%	$64,323	100%

	Carrying value as of March 31, 2017%		Lease revenue for the year ended March 31, 2017%
Asia/Pacific	$137,707	23%	$26,625	29%
Africa	17,931	3%	2,173	3%
Europe	110,313	18%	21,634	23%
North America	172,797	28%	19,697	21%
Latin America	171,777	28%	22,596	24%
Total	$610,525	100%	$92,725	100%

	Carrying value as of March 31, 2016%		Lease revenue for the year ended March 31, 2016%
Asia/Pacific	$234,159	31%	$17,762	23%
Africa	19,153	3%	2,095	3%
Europe	131,537	18%	22,699	29%
North America	181,388	24%	13,034	17%
Latin America	180,010	24%	22,442	28%
Off Lease	1,600	0%	—	0%
Total	$747,847	100%	$78,032	100%
Note 13. Income Taxes
One of the Company's subsidiaries is recognized as a corporation for U.S. tax purposes and is subject to U.S. federal, state, and local income taxes. Income taxes have been provided for based upon the tax laws and rates in the U.S. where the operations are conducted and income is earned. The subsidiary's net profit (loss) before income taxes for the year ended March 31, 2018 was ($51) (FY2017: $1,062; FY2016: $7,691). The components of the income tax provision consisted of the following:

	For the year ended March 31,
	2018	2017	2016
Current income tax
Domestic tax	$10	$57	$732
Foreign tax	—	993	—
Total current income tax	10	1,050	732
Deferred income tax
Domestic tax	—	—	1,452
Foreign tax	226	622	—
Total deferred income tax	226	622	1,452
Total income tax	$236	$1,672	$2,184

The Company did not have significant domestic deferred tax assets and liabilities at March 31, 2018 or March 31, 2017.

	March 31, 2018	March 31, 2017
Opening deferred tax balance	$(623)	$(1)
Deferred tax charge to statement of operations	(226)	(622)
Closing deferred tax balance	$(849)	$(623)
The Company did not have net taxable operating loss ("NOL") carry forward available at March 31, 2018 (FY2017: $0 : FY2016: $0) to offset future taxable income subject to U.S. graduated tax rates. If not utilized, the Company's prior year NOLs would begin to expire in 2033. Deferred tax assets and liabilities are netted as they both fall within the U.S. tax jurisdiction. The Company recognizes the tax benefit from an uncertain tax position only if it is more likely than not that the tax position will be sustained on examination by the taxing authorities. The Company is subject to examination by taxing authorities in the U.S. for a period of three fiscal years after tax returns are filed.
Note 14. Commitments and Contingencies
There were no commitments and contingencies as at March 31, 2018.

Note 15. Subsequent Events
Subsequent to the year end, and following refinancing, the group has acquired a controlling interest in the unconsolidated VIEs as identified in Note 7. There are no other subsequent events.

The information in this preliminary prospectus supplement is not complete and may be changed. A registration statement relating to these securities has been filed with and declared effective by the Securities and Exchange Commission. This preliminary prospectus supplement is not an offer to sell nor does it seek an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.
SUBJECT TO COMPLETION, DATED OCTOBER 9 , 2018
[FORM OF [PRELIMINARY] PROSPECTUS SUPPLEMENT TO BE USED IN CONJUNCTION WITH FUTURE COMMON STOCK OFFERINGS]1
[PRELIMINARY] PROSPECTUS SUPPLEMENT
(To Prospectus dated             , 201     )
Shares
Common Stock
$
_________________________________________
Apollo Investment Corporation is a closed-end, externally managed, non-diversified management investment company that has elected to be treated as a business development company, or BDC, under the Investment Company Act of 1940 or 1940 Act. Our primary investment objective is to generate current income and capital appreciation. We invest primarily in various forms of debt investments, including secured and unsecured loans, loan investments, and/or equity in private middle-market companies. We may also invest in the securities of public companies and structured products such as collateralized loan obligations and credit-linked notes.
We are offering for sale             shares of our common stock. We have granted the underwriters a 30-day option to purchase up to              additional shares of our common stock at the public offering price, less the underwriting discounts and commissions, to cover over-allotments.
Our common stock is traded on the Nasdaq Global Select Market under the symbol “AINV”. The last reported closing price for our common stock on [    ], 201     was $[        ] per share.
This prospectus supplement and the accompanying prospectus contain important information you should know before investing in our securities. Please read it before you invest and keep it for future reference. We file annual, quarterly and current reports, proxy statements and other information about us with the Securities and Exchange Commission. This information is available free of charge by contacting us at 9 West 57th Street, New York, New York 10019, or by calling us at (212) 515-3450. The Securities and Exchange Commission maintains a website at www.sec.gov where such information is available without charge upon written or oral request. Our Internet website address is www.apolloic.com. Information contained on our website is not incorporated by reference into this prospectus supplement or the accompanying prospectus and you should not consider information contained on our website to be part of this prospectus supplement or the accompanying prospectus.
_________________________________________
Investing in our securities involves a high degree of risk, including the risk of the use of leverage, and is highly speculative. Before buying any securities, you should read the discussion of the material risks of investing in our securities in “Risk Factors” beginning on page 9 of the accompanying prospectus and the additional risks noted in “Recent Developments “ beginning on page S-6 of this prospectus supplement.
We invest in securities that have been rated below investment grade by independent rating agencies or that would be rated below investment grade if they were rated. These securities, which are often referred to as “junk” or “high yield,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. They may also be difficult to value and illiquid.
Neither the Securities and Exchange Commission nor any state securities commission, nor any other regulatory body, has approved or disapproved of these securities or determined if this prospectus supplement or the accompanying prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
_________________________________________

	Per share	Total
Public Offering Price
Sales Load (Underwriting Discounts and Commissions)
Proceeds to Apollo Investment Corporation (before estimated expenses of $ )
The underwriters expect to deliver the shares to purchasers on or about             , 201    .
[The underwriters have the option to purchase up to an additional shares of common stock at the public offering price, less the sales load (underwriting discounts and commissions), within days from the date of this prospectus supplement [solely to cover over-allotments]. If the [over-allotment] option is exercised in full, the total public offering price will be $            , and the total sales load (underwriting discounts and commissions) will be $            . The proceeds to us would be $            , before deducting estimated offering expenses payable by us of approximately $            .]
_________________________________________
Prospectus Supplement dated             , 201
_________________________________________

[1]
In addition to the sections outlined in this form of prospectus supplement, each prospectus supplement actually used in connection with an offering conducted pursuant to the registration statement to which this form of prospectus supplement is attached will be updated to include such other information as may then be required to be disclosed therein pursuant to applicable law or regulation as in effect as of the date of each such prospectus supplement, including, without limitation, information particular to the terms of each security offered thereby and any related risk factors or tax considerations pertaining thereto. This form of prospectus supplement is intended only to provide a rough approximation of the nature and type of disclosure that may appear in any actual prospectus supplement used for the purposes of offering securities pursuant to the registration statement to which this form of prospectus supplement is attached, and is not intended to and does not contain all of the information that would appear is any such actual prospectus supplement, and should not be used or relied upon in connection with any offer or sale of securities.

You should rely only on the information contained in this prospectus supplement and the accompanying prospectus, which we refer to collectively as the “prospectus.” We have not, and the underwriters have not, authorized anyone to provide you with additional information, or information different from that contained in this prospectus. If anyone provides you with different or additional information, you should not rely on it. We are offering to sell, and seeking offers to buy, securities only in jurisdictions where offers and sales are permitted. The information contained in this prospectus supplement and the accompanying prospectus is accurate only as of the date of this prospectus supplement or such base prospectus, respectively. Our business, financial condition, results of operations and prospects may have changed since then.
_________________________________________

S-i

PROSPECTUS SUPPLEMENT

PROSPECTUS

S-ii

FEES AND EXPENSES
The following table is intended to assist you in understanding the costs and expenses that an investor in shares of our common stock will bear directly or indirectly. We caution you that the percentage indicated for “Other expenses” in the table below is an estimate and may vary. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “you,” “us” or “Apollo Investment,” or that “we” will pay fees or expenses, stockholders will indirectly bear such fees or expenses as investors in Apollo Investment.

Stockholder transaction expenses:
Sales load (as a percentage of offering price)	—%	(1)
Offering expenses (as a percentage of offering price)	—%	(2)
Dividend reinvestment plan expenses	None	(3)
Total stockholder transaction expenses (as a percentage of offering price)	—%
Estimated annual expenses (as percentage of net assets attributable to common stock)(4):
Management fees	—%	(5)
Incentive fees payable under investment advisory management agreement	—%	(6)
Interest and other debt expenses on borrowed funds	—%	(7)
Other expenses	—%	(8)
Total annual expenses as a percentage of net assets(9)	—%	(9)
Example
The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. These dollar amounts are based upon payment by an investor of a             % sales load (underwriting discounts and commissions) and the assumption that our annual operating expenses and leverage would remain at the levels set forth in the table above (other than performance-based incentive fees).

	1 year	3 years	5 years	10 years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$—	$—	$—	$—
While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. Assuming a 5% annual return, the incentive fee under the investment advisory management agreement may not be earned or payable and is not included in the example. This illustration assumes that we will not realize any capital gains computed net of all realized capital losses and gross unrealized capital depreciation in any of the indicated time periods. If we achieve sufficient returns on our investments, including through the realization of capital gains, to trigger an incentive fee of a material amount, our expenses, and returns to our investors, would be higher. In addition, while the example assumes reinvestment of all dividends and distributions at net asset value, participants in our dividend reinvestment plan will receive a number of shares of our common stock, determined by dividing the total dollar amount of the dividend payable to a participant by the market price per share of our common stock at the close of trading on the valuation date for the dividend. See “Dividend Reinvestment Plan” in the accompanying prospectus for additional information regarding our dividend reinvestment plan.
This example and the expenses in the table above should not be considered a representation of our future expenses, and actual expenses may be greater or less than those shown.

(1)	Represents the underwriting discounts and commissions with respect to the shares to be sold by us in this offering.

(2)	Based on the public offering price of $ per share, which was the last reported closing price on , 20 .

(3)	The expenses of the dividend reinvestment plan per share are included in “Other expenses.”

(4)	“Net assets attributable to common stock” equals net assets as of , 20 plus the anticipated net proceeds from this offering.

(5)
Effective April 1, 2018, the base management fee is calculated initially at an annual rate of 1.5% (0.375% per quarter) of the lesser of (i) the average of the value of the Company’s gross assets (excluding cash or cash equivalents but including other assets purchased with borrowed amounts) at the end of each of the two most recently completed calendar quarters and (ii) the average monthly value (measured as of the last day of each month) of the Company’s gross assets (excluding cash or cash equivalents but including other assets purchased with borrowed amounts) during the most recently completed calendar quarter; provided, however, in each case, the base management fee is calculated at an annual rate of 1% (0.25% per quarter) of the average of the value of the Company’s gross assets (excluding cash or cash equivalents but including other assets purchased with borrowed amounts) that exceeds the product of (A) 200% and (B) the value of the Company’s net asset value at the end of the prior calendar quarter. Through March 31, 2018, the contractual management fee was calculated at an annual rate of 2% of our average total assets. Annual expenses are based on levels consistent with the fiscal year ended March 31, 2018, which are based on prior year amounts adjusted for new debt and equity issuances, if applicable. For more detailed information about our computation of average total assets, please see Note 3 of our financial statements included elsewhere in this prospectus, for the fiscal year ended March 31, 2018. Effective April 1, 2017 through March 31, 2018, our Investment Adviser agreed to waive 25% of its base management fee so that during the waiver period the management fee is reduced from 2% to 1.5%. AIM previously agreed to a similar waiver for the period from April 1, 2016 to March 31, 2017. Such waiver is not reflected in the management fees set forth in this table or in the examples above.

(6)
Assumes that annual incentive fees earned by our Investment Adviser, AIM, remain consistent with our current fee structure adjusted for new debt and equity issuances, if applicable. AIM earns incentive fees consisting of two parts. Through December 31, 2018, the first part, which is payable quarterly in arrears, is based on our pre-incentive fee net investment income for the immediately preceding calendar quarter. Pre-incentive fee net investment income, expressed as a rate of return on the value of our net assets at the end of the immediately preceding calendar quarter, is compared to the rate of 1.75% quarterly (7% annualized). Our net investment income used to calculate this part of the incentive fee is also included in the amount of our gross assets used to calculate the 2% base management fee (1.5% after March 31, 2018, see footnote 5 above). Accordingly, we pay AIM an incentive fee as follows: (1) no incentive fee in any calendar quarter in which our pre-incentive fee net investment income does not exceed 1.75%, which we commonly refer to as the performance threshold; (2) 100% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the performance threshold but does not exceed 2.1875% in any calendar quarter; and (3) 20% of the amount of our pre-incentive fee net investment income, if any, that exceeds 2.1875% in any calendar quarter. These calculations are appropriately pro rated for any period of less than three months. The effect of the fee calculation described above is that if pre-incentive fee net investment income is equal to or exceeds 2.1875%, AIM will receive a fee of 20% of our pre-incentive fee net investment income for the quarter. You should be aware that a rise in the general level of interest rates can be expected to lead to higher interest rates applicable to our debt investments. Accordingly, an increase in interest rates would make it easier for us to meet or exceed the incentive fee performance threshold and may result in a substantial increase of the amount of incentive fees payable to our Investment Adviser with respect to pre-incentive fee net investment income. Furthermore, since the performance threshold is based on a percentage of our net asset value, decreases in our net asset value make it easier to achieve the performance threshold, holding portfolio size and other assumptions constant. The second part of the incentive fee will equal 20% of our realized capital gains for the calendar year, if any, computed net of all realized capital losses and unrealized capital depreciation (and incorporating unrealized depreciation on a gross investment-by-investment basis) and is payable in arrears at the end of each calendar year. The net incentive fees are currently entirely attributable to net investment income incentive fees.

Effective April 1, 2017 through March 31, 2018 ("waiver period"), AIM agreed to waive up to 25% of its performance-based incentive fee so that during the waiver period the incentive fee on pre-incentive fee net investment income (“incentive fee”) could be accrued at as low of a rate as 15% to the extent the Company experiences cumulative net realized and change in unrealized losses during the waiver period (“cumulative net losses”). AIM previously agreed to a similar waiver from the period April 1, 2016 to March 31, 2017. Such waiver is not reflected in the incentive fees set forth in this table or in the examples above.

During the waiver period, assuming that the Investment Adviser would earn incentive fees at the 20% rate provided in the Investment Advisory Management Agreement, the incentive fee will initially be accrued at the rate of 17.5% and will be adjusted as of the end of each quarter. The incentive fee accrual will be increased up to a maximum rate of 20% to the extent that the Company experiences cumulative net realized and change in unrealized gains (“cumulative net gains”) during the period and will be decreased down to a minimum rate of 15% to the extent that the Company experiences cumulative net losses during the period. The inclusion of cumulative net gains and cumulative net losses will be measured on a cumulative basis from April 1, 2017 through the end of each quarter during the waiver period. Any cumulative net gains will result in a dollar for dollar increase in the incentive fee payable up to a maximum rate of 20% and any cumulative net losses will result in a dollar for dollar decrease in the incentive fee payable down to a minimum rate of 15%.
If the resulting incentive fee rate is less than 20%, the percentage at which the Investment Adviser’s 100% catch-up is complete will also be reduced ratably from 2.1875% (8.75% annualized) to as low as 2.06% (8.24% annualized).
For the period from April 1, 2018 through December 31, 2018, the Investment Adviser has agreed to waive 25% of its performance based incentive fee so that the incentive fee on pre-incentive fee net investment income is accrued at 15%.
Following December 31, 2018, the Incentive Fee consists of two components that are determined independent of each other, with the result that one component may be payable even if the other is not. Our Investment Adviser is entitled to receive the Incentive Fee based on income from us if our Ordinary Income exceeds a quarterly “hurdle rate” of 1.75%. For this purpose, the hurdle is computed by reference to our NAV and does not take into account changes in the market price of our common stock.
Beginning with the calendar quarter that commences on January 1, 2019, the Incentive Fee based on income is determined and paid quarterly in arrears at the end of each calendar quarter by reference to our aggregate net investment income, as adjusted as described below, from the calendar quarter then ending and the eleven preceding calendar quarters. The Incentive Fee based on capital gains is determined and paid annually in arrears at the end of each calendar year by reference to an Annual Period.
The hurdle amount for the Incentive Fee based on income is determined on a quarterly basis and is equal to 1.75% multiplied by our NAV at the beginning of each applicable calendar quarter comprising the relevant trailing twelve quarters. The hurdle amount is calculated after making appropriate adjustments for subscriptions (which includes all issuances by us of shares of our common stock, including issuances pursuant to our dividend reinvestment plan) and distributions that occurred during the relevant trailing twelve quarters. The Incentive Fee for any partial period will be appropriately prorated.
For the portion of the Incentive Fee based on income, we pay our Investment Adviser a quarterly Incentive Fee based on the amount by which (A) Ordinary Income in respect of the relevant trailing twelve quarters exceeds (B) the hurdle amount for such trailing twelve quarters. For the avoidance of doubt, Ordinary Income is net of all fees and expenses, including the Management Fee but excluding any Incentive Fee.
The Incentive Fee based on income for each quarter is determined as follows:
•No Incentive Fee based on income is payable to our Investment Adviser for any calendar quarter for which there is no Excess Income Amount;
•100% of the Ordinary Income, if any, that exceeds the hurdle amount, but is less than or equal to an amount, which we refer to as the “Catch-up Amount,” determined as the sum of 2.1875% multiplied by our NAV at the beginning of each applicable calendar quarter comprising the relevant trailing twelve quarters is included in the calculation of the Incentive Fee based on income; and
•20% of the Ordinary Income that exceeds the Catch-up Amount is included in the calculation of the Incentive Fee based on income.
The amount of the Incentive Fee based on income that is paid to our Investment Adviser for a particular quarter is equal to the excess of the Incentive Fee so calculated minus the aggregate Incentive Fees based on income that were paid in respect of the first eleven calendar quarters (or the portion thereof) included in the relevant trailing twelve quarters but not in excess of the Incentive Fee Cap (as described below).
The Incentive Fee Cap for any quarter is an amount equal to (a) 20% of the Cumulative Pre-Incentive Fee Net Return (as defined below) during the relevant trailing twelve quarters minus (b) the aggregate Incentive Fees based on income that were paid in respect of the first eleven calendar quarters (or the portion thereof) included in the relevant trailing twelve quarters.

The portion of the Incentive Fee based on capital gains is calculated on an annual basis. For each Annual Period, we pay our Investment Adviser an Incentive Fee equal to 20% of our realized capital gains on a cumulative basis, calculated as of the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any Incentive Fees on Capital Gains previously paid to our Investment Adviser. Our aggregate unrealized capital depreciation shall be calculated as the sum of the differences, if negative, between (a) the valuation of each investment in our portfolio as of the applicable calculation date and (b) the accreted or amortized cost basis of such investment.
For a more detailed discussion of the calculation of this fee, see “Management—Investment Advisory Management Agreement.”

(7)
Our interest and other debt expenses are based on borrowing levels and interest rates consistent with the levels during the quarter ended June 30, 2018, which are based on prior amounts adjusted for debt redemptions. As of June 30, 2018, we had $578.1 million available and $597.8 million in borrowings outstanding under our $1.19 billion senior secured credit facility and $1,113.8 million of total debt outstanding. As of June 30, 2018, the Company had $14.1 million in standby letters of credit issued through the senior secured credit facility. The amount available for borrowing under the senior secured credit facility is reduced by any standby letters of credit issued. On August 29, 2017, the Company amended and restated the senior secured credit facility. For more information, see “Risk Factors—Risks relating to our business and structure—We fund a portion of our investments with borrowed money, which magnifies the potential for gain or loss on amounts invested and may increase the risk of investing in us” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Liquidity and Capital Resources” in this base prospectus.

(8)
Includes our estimated overhead expenses, including payments under the administration agreement based on our allocable portion of overhead and other expenses incurred by AIA in performing its obligations under the administration agreement. See “Management—Administration Agreement” in this base prospectus.

(9)
“Total annual expenses” as a percentage of net assets attributable to common stock are higher than the total annual expenses percentage would be for a company that is not leveraged. We borrow money to leverage our net assets and increase our total assets. The SEC requires that the “Total annual expenses” percentage be calculated as a percentage of net assets (defined as total assets less indebtedness), rather than the total assets, including assets that have been funded with borrowed monies. If the “Total annual expenses” percentage were calculated instead as a percentage of total assets, our “Total annual expenses” would be 5.27% of total assets.

(8)
Includes our estimated overhead expenses, including payments under the administration agreement based on our estimated allocable portion of overhead and other expenses incurred by Apollo Investment Administration in performing its obligations under the administration agreement between the Company and Apollo Investment Administration, LLC (the “Administration Agreement”). See “Management — Administration Agreement” in the accompanying prospectus.

(9)
“Total annual expenses” as a percentage of net assets attributable to common stock are higher than the total annual expenses percentage would be for a company that is not leveraged. We borrow money to leverage our net assets and increase our total assets. The SEC requires that the “Total annual expenses” percentage be calculated as a percentage of net assets (defined as total assets less indebtedness), rather than the total assets, including assets that have been funded with borrowed monies. If the “Total annual expenses” percentage were calculated instead as a percentage of total assets as of                 , 20     plus anticipated net proceeds from this offering, our “Total annual expenses” would be         % of total assets.

BUSINESS
This summary highlights some of the information in this prospectus supplement. It is not complete and may not contain all of the information that you may want to consider. You should read carefully the more detailed information set forth under “Risk Factors” in the accompanying prospectus and the other information included in this prospectus supplement and the accompanying prospectus. In this prospectus supplement and the accompanying prospectus, except where the context suggests otherwise, the terms “we,” “us,” “our,”, “Company” and “Apollo Investment” refer to Apollo Investment Corporation; “AIM” or “Investment Adviser” refers to Apollo Investment Management, L.P.; “Apollo Administration” or “AIA” refers to Apollo Investment Administration, LLC; and “Apollo” refers to the affiliated companies of Apollo Investment Management, L.P.
Apollo Investment Corporation, a Maryland corporation incorporated on February 2, 2004, is a closed-end, externally managed, non-diversified management investment company that has elected to be treated as a business development company (“BDC”) under the Investment Company Act of 1940 (the “1940 Act”). In addition, for tax purposes we have elected to be treated as a regulated investment company, or RIC, under the Internal Revenue Code of 1986, as amended (the “Code”).
Our investment objective is to generate current income and capital appreciation. We invest primarily in various forms of debt investments including secured and unsecured debt, loan investments and/or equity in private middle market companies. We may also invest in the securities of public companies and structured products and other investments such as collateralized loan obligations and credit-linked notes.
Our portfolio is comprised primarily of investments in debt, including secured and unsecured debt of private middle-market companies that, in the case of senior secured loans, generally are not broadly syndicated and whose aggregate tranche size is less than $250 million. Our portfolio also includes equity interests such as common stock, preferred stock, warrants or options. In this prospectus, we use the term “middle-market” to refer to companies with annual revenues between $50 million and $2 billion. While our investment objective is to generate current income and capital appreciation through investments in U.S. secured and unsecured loans, other debt securities and equity, we may also invest a portion of the portfolio in other investment opportunities, including foreign securities and structured products. Most of the debt instruments we invest in are unrated or rated below investment grade, which is often an indication of size, credit worthiness and speculative nature relative to the capacity of the borrower to pay interest and principal. Generally, if the Company’s unrated investments were rated, they would be rated below investment grade. These securities, which are often referred to as “junk” or “high yield,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. They may also be difficult to value and illiquid.
AIM serves as our Investment Adviser and is a wholly-owned subsidiary of Apollo Global Management, LLC (“AGM”). AGM and other affiliates manage other funds that may have investment mandates that are similar, in whole or in part, with ours. AIM and its affiliates may determine that an investment is appropriate both for us and for one or more of those other funds. In such event, depending on the availability of such investment and other appropriate factors, AIM may determine that we should invest on a side-by-side basis with one or more other funds. We make all such investments subject to compliance with applicable regulations and interpretations, and our allocation procedures. In certain circumstances negotiated co-investments may be made in accordance with the terms of the exemptive order we received from the SEC permitting us to do so.
During the three months ended June 30, 2018, we invested $359.0 million across 7 new and 20 existing portfolio companies, through a combination of primary and secondary market purchases. This compares to investing $342.0 million in 11 new and 11 existing portfolio companies for the three months ended June 30, 2017. Investments sold or repaid during the three months ended June 30, 2018 totaled $108.6.6 million versus $251.9 million for the three months ended June 30, 2017. The weighted average yields on our secured debt portfolio, unsecured debt portfolio and total debt portfolio as of June 30, 2018 at our current cost basis were 10.7%, 11.4% and 10.7%, respectively, exclusive of securities on non-accrual status. The weighted average yields on our secured debt portfolio, unsecured debt portfolio, and total debt portfolio as of March 31, 2018 at the current cost basis were 10.7%, 11.3% and 10.7%, respectively, exclusive of securities on non-accrual status.
Our targeted investment size typically ranges between $20 million and $250 million, although this investment size may vary as the size of our available capital base changes. At June 30, 2018, our portfolio consisted of 96 portfolio companies (which reflects counting investments in operating and holding companies within the same corporate structure as one portfolio company) and was invested 84% in secured debt, 4% in unsecured debt, 3% in structured products and other, 1% in preferred equity and 98 in common equity and warrants measured at fair value versus 90 portfolio companies invested 82% in secured debt, 5% in unsecured debt, 3% in structured products and other, 1% in preferred equity and 9% in common equity and warrants measured at fair value at March 31, 2018.
Since the initial public offering of Apollo Investment in April 2004, and through June 30, 2018, we invested capital totaled $18.5 billion in 443 portfolio companies. Over the same period, Apollo Investment completed transactions with more than 100 different financial sponsors. A financial sponsor is a term commonly used to refer to private equity investment firms, particularly those private equity firms that engage in leveraged buyout transactions.

At June 30, 2018, 6% or $0.1 billion of our income-bearing investment portfolio was fixed rate debt and 94% or $1.4 billion was floating rate debt, measured at fair value. On a cost basis, 6% or $0.1 billion of our income-bearing investment portfolio was fixed rate debt and 94% or $1.4 billion was floating rate debt. At March 31, 2018, 8% or $0.1 billion of our income-bearing investment portfolio was fixed rate debt and 92% or $1.2 billion was floating rate debt at fair value. On a cost basis, 8% or $0.1 billion of our income-bearing investment portfolio was fixed rate debt and 92% or $1.2 billion was floating rate debt. The Company has modified the calculation of its interest rate type information. The interest rate type information is calculated using the Company's corporate debt portfolio and excludes aviation, oil and gas, structured credit, renewables, shipping, commodities and investments on non-accrual status. Prior periods have been modified to reflect this definition.
About Apollo Investment Management
AIM, our Investment Adviser, is led by John Hannan, James Zelter, Howard Widra, Patrick Ryan and Tanner Powell. Potential investment and disposition opportunities are generally approved by one or more committees composed of personnel across AGM, including Messrs. Zelter, Widra, Ryan and Powell and/or by all or a majority of Messrs. Zelter, Widra, Ryan and Powell depending on the underlying investment type and/or the amount of such investment. The composition of such committees and the overall approval process for our investments may change from time to time. AIM draws upon AGM’s more than 25 year history and benefits from the broader firm’s significant capital markets, trading and research expertise developed through investments in many core sectors in over 200 companies since inception.
About Apollo Investment Administration
In addition to furnishing us with office facilities, equipment, and clerical, bookkeeping and record keeping services, AIA, an affiliate of AGM, also oversees our financial records as well as prepares our reports to stockholders and reports filed with the SEC. AIA also performs the calculation and publication of our net asset value, the payment of our expenses and oversees the performance of various third-party service providers and the preparation and filing of our tax returns. Furthermore, AIA provides on our behalf managerial assistance to those portfolio companies to which we are required to provide such assistance.
Our Corporate Information
Our administrative and principal executive offices are located at 3 Bryant Park, New York, NY 10036 and 9 West 57th Street, New York, NY, 10019, respectively. Our common stock is quoted on The NASDAQ Global Select Market under the symbol “AINV.” Our Internet website address is www.apolloic.com. Information contained on our website is not incorporated by reference into this prospectus supplement or the accompanying prospectus and you should not consider information contained on our website to be part of this prospectus supplement or the accompanying prospectus.

Recent Developments
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SELECTED FINANCIAL DATA
The following selected financial and other data for the fiscal years ended March 31, 2018, 2017, 2016, 2015, and 2014 are derived from our financial statements which have been audited by our independent registered public accounting firm. The selected consolidated financial data at and for the three months ended June 30, 2018 and 2017 has been derived from unaudited financial data. Interim results for the three months ended June 30, 2018 are not necessarily indicative of the results that may be expected for the year ending March 31, 2019.
This selected financial data should be read in conjunction with our financial statements and related notes thereto and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included elsewhere in this prospectus supplement.

	For the Three Months Ended June 30, (unaudited)		Year Ended March 31,
	2018	2017	2018	2017	2016	2015	2014
Summary of Operations
Total investment income	$63,591	$66,711	$259,287	$279,862	$379,745	$433,631	$381,346
Net expenses	32,043	33,391	125,900	130,619	186,488	205,658	180,098
Net investment income	31,548	33,320	133,387	149,243	193,257	227,973	201,248
Net realized and change in unrealized gains (losses)	(18,298)	(4,539)	(46,358)	(130,873)	(237,783)	(152,551)	69,624
Net increase (decrease) in net assets resulting from operations	13,250	28,781	87,029	18,370	(44,526)	75,422	270,872
Per Share Data
Net asset value	$6.47	$6.73	$6.56	$6.74	$7.28	$8.18	$8.67
Net investment income	0.15	0.15	0.61	0.67	0.83	0.96	0.91
Earnings (loss) per share (Basic)	0.06	0.13	0.40	0.08	(0.19)	0.32	1.21
Earnings (loss) per share (Diluted) (2)	N/A	N/A	N/A	N/A	(0.19)	0.32	1.18
Distributions declared	0.15	0.15	0.60	0.65	0.80	0.80	0.80
Balance Sheet Data
Total assets (3)	$2,573,371	$2,493,443	$2,311,810	$2,410,120	$3,078,637	$3,543,738	$3,625,865
Total debt outstanding (3)(7)	1,102,679	920,674	789,846	848,449	1,312,960	1,481,606	1,356,175
Net assets	1,391,166	1,477,624	1,418,086	1,481,797	1,645,581	1,937,608	2,051,611
Other Data
Total return (1)	9.53%	(0.32)%	(12.06)%	31.44%	(17.53)%	1.86%	9.40%
Number of portfolio companies at period end	96	84	90	86	89	105	111
Total portfolio investments for the period	$358,950	$342,036	$1,049,363	$601,605	$1,088,517	$2,211,081	$2,816,149
Investment sales and repayments for the period	$108,618	$251,947	$1,153,978	$1,094,634	$1,338,689	$2,250,782	$2,322,189
Weighted average yield on debt portfolio at period end (4)(5)	10.7%	10.3%	10.7%	10.3%	11.0%	11.2%	11.1%
Weighted average yield on total portfolio at period end (unaudited)(4)(6)	9.7%	9.7%	9.6%	8.7%	9.8%	9.9%	10.2%
Weighted average shares outstanding (Basic)	215,914,717	219,694,654	218,623,840	222,415,073	232,555,815	236,741,351	222,800,255
Weighted average shares outstanding (Diluted) (2)	N/A	N/A	N/A	N/A	232,555,815	236,741,351	237,348,355
____________________

(1)	Total return is based on the change in market price per share and takes into account dividends and distributions, if any, reinvested in accordance with Apollo Investment’s dividend reinvestment plan.

(2)
Diluted earnings (loss) per share is calculated using the if-converted method. In applying the if-converted method, conversion is not assumed for purposes of computing diluted EPS if the effect would be anti-dilutive. For the three months ended June 30, 2018 and 2017 and fiscal years ended March 31, 2018 and March 31, 2017, the Company did not have any convertible notes. As such, diluted EPS was not applicable. For the fiscal years ended March 31, 2016 and and 2015, anti-dilution would total $0.04 and $0.02, respectively.

(3)	Numbers prior to March 31, 2017 were updated due to the retrospective application of the new accounting pronouncements (ASU 2015-03 and ASU 2015-15) adopted as of April 1, 2016.

(4)	An investor’s yield may be lower than the portfolio yield due to sales loads and other expenses.

(5)	Exclusive of investments on non-accrual status.

(6)	Inclusive of all income generating investments, non-income generating investments and investments on non-accrual status.

(7)	Total debt outstanding is total debt obligations, net of deferred financing cost and debt discount.

USE OF PROCEEDS
Assuming the sale of all              shares of common stock offered under this prospectus supplement and the accompanying prospectus, at the last reported sale price of $[        ] per share for our common stock on the NASDAQ Global Select Market as of              [        ], 201    , we estimate that the net proceeds of this offering will be approximately $             million after deducting the estimated Underwriter commissions and our estimated offering expenses (or approximately $             million if the underwriters fully exercise their option).
[Describe use of proceeds and include any other relevant information to the extent required to be disclosed by applicable law or regulation.]

PRICE RANGE OF COMMON STOCK
Our common stock is traded on the NASDAQ Global Select Market under the symbol “AINV.” The following table lists the high and low closing sale price for our common stock, the closing sale price as a premium (discount) to net asset value, or NAV, and quarterly dividends per share for the past two fiscal years. The last reported closing sales price of our common stock on                 , 201     was $             per share. As of                 , 201    , we had              stockholders of record. While our common stock has from time to time traded in excess of our net asset value, there can be no assurance, however, that it will trade at such a premium (to net asset value) in the future.

	NAV Per Share (1)	Sales Price		Premium (Discount) of High Sales Price to NAV (2)	Premium (Discount) of Low Sales Price to NAV (2)	Dividends Declared
		High	Low
Year Ended March 31, 2019
Third quarter through October 9, 2018	*	5.51	5.36	*	*	**
Second quarter	*	6.00	5.42	*	*	**
First quarter	6.47	5.85	5.18	(9.6)%	(19.9)%	$0.15
Year Ended March 31, 2018
Fourth quarter	6.56	5.85	5.19	(10.8)%	(20.9)%	0.15
Third quarter	6.60	6.20	5.60	(6.1)%	(15.2)%	0.15
Second quarter	6.72	6.48	5.69	(3.6)%	(15.3)%	0.15
First quarter	6.73	6.82	6.18	1.3%	(8.2)%	0.15
Year Ended March 31, 2017
Fourth quarter	6.74	6.58	5.82	(2.4)%	(13.6)%	0.15
Third quarter	6.86	6.25	5.65	(8.9)%	(17.6)%	0.15
Second quarter	6.95	6.27	5.42	(9.8)%	(22.0)%	0.15
First quarter	6.90	5.97	5.03	(13.5)%	(27.1)%	0.20
____________________

(1)
NAV per share is determined as of the last day in the relevant quarter and therefore may not reflect the net asset value per share on the date of the high and low sales prices. The net asset values shown are based on outstanding shares at the end of the relevant quarter.

(2)	Calculated using the respective high or low sales price divided by the net asset value per share at the end of the relevant quarter.

*	NAV not yet determined.

**	Dividend not yet declared.

CAPITALIZATION
The following table sets forth our cash and capitalization as of             , 20    (1) on an actual basis and (2) as adjusted to reflect the effects of the sale of             shares of our common stock in this offering at an offering price of $            per share, which was the last reported closing price of our common stock on             , 20    . You should read this table together with “Use of Proceeds” and “Interim Management’s Discussion and Analysis of Financial Condition and Results of Operations” set forth in this prospectus supplement and our financial statements and notes thereto, as well as “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and our financial statements and notes thereto included in the accompanying prospectus. The adjusted information is illustrative only; our capitalization following the completion of this offering is subject to adjustment based on the actual public offering price of our common stock and the actual number of shares of common stock we sell in this offering, both of which will be determined at pricing.
All amounts in thousands, except share data

As of , 20
	Actual	As Adjusted for 20 Offering (1)
Cash and cash equivalents
Total assets
Borrowings under senior credit facility
Common stock, par value $0.001 per share; 400,000,000 shares authorized, shares issued and outstanding, shares issued and outstanding, as adjusted, respectively
Capital in excess of par value
Distributable earnings (2)
Total stockholders’ equity
Total capitalization

(1)	Does not include the underwriters’ over-allotment option.

(2)
Includes cumulative net investment income or loss, cumulative amounts of gains and losses realized from investment and foreign currency transactions and net unrealized appreciation or depreciation of investments and foreign currencies, and distributions paid to stockholders other than tax return of capital distributions. Distributable earnings is not intended to represent amounts we may or will distribute to our stockholders.

(3)
As described under “Use of Proceeds,” we intend to use a part of the net proceeds from this offering initially to repay a portion of the borrowings outstanding under our senior credit facility. We have not yet determined how much of the net proceeds of this offering will be used for this purpose and, as a result, we have not reflected the consequences of such repayment in this table.

FORWARD-LOOKING STATEMENTS
Some of the statements in this prospectus supplement and the accompanying prospectus constitute forward-looking statements, which relate to future events or our future performance or financial condition. The forward-looking statements contained in this prospectus supplement and the accompanying prospectus involve risks and uncertainties, including statements as to:

•	our future operating results;

•	our business prospects and the prospects of our portfolio companies;

•	the impact of investments that we expect to make;

•	our contractual arrangements and relationships with third parties;

•	the dependence of our future success on the general economy and its impact on the industries in which we invest;

•	the ability of our portfolio companies to achieve their objectives;

•	our expected financings and investments;

•	the adequacy of our cash resources and working capital; and

•	the timing of cash flows, if any, from the operations of our portfolio companies.
We generally use words such as “anticipates,” “believes,” “expects,” “intends” and similar expressions to identify forward-looking statements. Our actual results could differ materially from those projected in the forward-looking statements for any reason, including the factors set forth in “Risk Factors” and elsewhere in this prospectus supplement.
We have based the forward-looking statements included in this prospectus on information available to us on the date of this prospectus. Although we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, we have a general obligation to update to reflect material changes in our disclosures and you are advised to consult any additional disclosures that we may make directly to you or through reports that we in the future may file with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF
OPERATIONS
The following analysis of our financial condition and results of operations should be read in conjunction with our financial statements and the notes thereto contained elsewhere in this prospectus supplement and the accompanying prospectus.

Overview
Apollo Investment Corporation (the “Company,” “Apollo Investment,” “AIC,” “we,” “us,” or “our”) was incorporated under the Maryland General Corporation Law in February 2004. We have elected to be treated as a business development company (“BDC”) under the Investment Company Act of 1940 (the “1940 Act”). As such, we are required to comply with certain regulatory requirements. For instance, we generally have to invest at least 70% of our total assets in “qualifying assets,” including securities of private or thinly traded public U.S. companies, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less. In addition, for federal income tax purposes we have elected to be treated as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). Pursuant to this election and assuming we qualify as a RIC, we generally do not have to pay corporate-level federal income taxes on any income we distribute to our stockholders. We commenced operations on April 8, 2004 upon completion of our initial public offering that raised $870 million in net proceeds from selling 62 million shares of common stock at a price of $15.00 per share. Since then, and through June 30, 2018, we have raised approximately $2.21 billion in net proceeds from additional offerings of common stock and we have repurchased common stock for $128.0 million.
Apollo Investment Management, L.P. (the “Investment Adviser” or “AIM”) is our investment adviser and an affiliate of Apollo Global Management, LLC and its consolidated subsidiaries (“AGM”). The Investment Adviser, subject to the overall supervision of our Board of Directors, manages the day-to-day operations of, and provides investment advisory services to the Company. AGM and other affiliates manage other funds that may have investment mandates that are similar, in whole or in part, with ours. AIM and its affiliates may determine that an investment is appropriate both for us and for one or more of those other funds. In such event, depending on the availability of such investment and other appropriate factors, AIM may determine that we should invest on a side-by-side basis with one or more other funds. We make all such investments subject to compliance with applicable regulations and interpretations, and our allocation procedures. Certain types of negotiated co-investments may be made only in accordance with the terms of the exemptive order (the “Order”) we received from the SEC permitting us to do so. Under the terms of the Order, a “required majority” (as defined in Section 57(o) of the 1940 Act) of our independent directors must be able to reach certain conclusions in connection with a co-investment transaction, including that (1) the terms of the proposed transaction are reasonable and fair to us and our stockholders and do not involve overreaching of us or our stockholders on the part of any person concerned, and (2) the transaction is consistent with the interests of our stockholders and is consistent with our Board of Directors’ approved criteria. In certain situations where co-investment with one or more funds managed by AIM or its affiliates is not covered by the Order, the personnel of AIM or its affiliates will need to decide which fund will proceed with the investment. Such personnel will make these determinations based on allocation policies and procedures, which are designed to reasonably ensure that investment opportunities are allocated fairly and equitably among affiliated funds over time and in a manner that is consistent with applicable laws, rules and regulations. The Order is subject to certain terms and conditions so there can be no assurance that we will be permitted to co-invest with certain of our affiliates other than in the circumstances currently permitted by regulatory guidance and the Order.
Apollo Investment Administration, LLC (the “Administrator” or “AIA”), an affiliate of AGM, provides, among other things, administrative services and facilities for the Company. In addition to furnishing us with office facilities, equipment, and clerical, bookkeeping and recordkeeping services, AIA also oversees our financial records as well as prepares our reports to stockholders and reports filed with the SEC. AIA also performs the calculation and publication of our net asset value, the payment of our expenses and oversees the performance of various third-party service providers and the preparation and filing of our tax returns. Furthermore, AIA provides on our behalf managerial assistance to those portfolio companies to which we are required to provide such assistance.
Investments
Our investment objective is to generate current income and capital appreciation. We invest primarily in various forms of debt investments, including secured and unsecured debt, loan investments, and/or equity in private middle-market companies. We may also invest in the securities of public companies and in structured products and other investments such as collateralized loan obligations (“CLOs”) and credit-linked notes (“CLNs”). Our portfolio is comprised primarily of investments in debt, including secured and unsecured debt of private middle-market companies that, in the case of senior secured loans, generally are not broadly syndicated and whose aggregate tranche size is typically less than $250 million. Our portfolio also includes equity interests such as common stock, preferred stock, warrants or options.

Our level of investment activity can and does vary substantially from period to period depending on many factors, including the amount of debt and equity capital available to middle-market companies, the level of merger and acquisition activity for such companies, the general economic environment, and the competitive environment for the types of investments we make. As a BDC, we must not acquire any assets other than “qualifying assets” specified in the 1940 Act unless, at the time the acquisition is made, at least 70% of our total assets are qualifying assets (with certain limited exceptions). As of June 30, 2018, non-qualifying assets represented approximately 14.1% of the total assets of the Company.
Revenue
We generate revenue primarily in the form of interest and dividend income from the securities we hold and capital gains, if any, on investment securities that we may acquire in portfolio companies. Our debt investments, whether in the form of mezzanine or senior secured loans, generally have a stated term of five to ten years and bear interest at a fixed rate or a floating rate usually determined on the basis of a benchmark, such as the London Interbank Offered Rate (“LIBOR”), the Euro Interbank Offered Rate (“EURIBOR”), the federal funds rate, or the prime rate. Interest on debt securities is generally payable quarterly or semiannually and while U.S. subordinated debt and corporate notes typically accrue interest at fixed rates, some of our investments may include zero coupon and/or step-up bonds that accrue income on a constant yield to call or maturity basis. In addition, some of our investments provide for payment-in-kind (“PIK”) interest or dividends. Such amounts of accrued PIK interest or dividends are added to the cost of the investment on the respective capitalization dates and generally become due at maturity of the investment or upon the investment being called by the issuer. We may also generate revenue in the form of commitment, origination, structuring fees, fees for providing managerial assistance and, if applicable, consulting fees, etc.
Expenses
For all investment professionals of AIM and their staff, when and to the extent engaged in providing investment advisory and management services to us, the compensation and routine overhead expenses of that personnel which is allocable to those services are provided and paid for by AIM. We bear all other costs and expenses of our operations and transactions, including those relating to:

•	investment advisory and management fees;

•
expenses incurred by AIM payable to third parties, including agents, consultants or other advisors, in monitoring our financial and legal affairs and in monitoring our investments and performing due diligence on our prospective portfolio companies;

•	calculation of our net asset value (including the cost and expenses of any independent valuation firm);

•	direct costs and expenses of administration, including independent registered public accounting and legal costs;

•	costs of preparing and filing reports or other documents with the SEC;

•	interest payable on debt, if any, incurred to finance our investments;

•	offerings of our common stock and other securities;

•	registration and listing fees;

•	fees payable to third parties, including agents, consultants or other advisors, relating to, or associated with, evaluating and making investments;

•	transfer agent and custodial fees;

•	taxes;

•	independent directors’ fees and expenses;

•	marketing and distribution-related expenses;

•	the costs of any reports, proxy statements or other notices to stockholders, including printing and postage costs;

•	our allocable portion of the fidelity bond, directors and officers/errors and omissions liability insurance, and any other insurance premiums;

•	organizational costs; and

•
all other expenses incurred by us or the Administrator in connection with administering our business, such as our allocable portion of overhead under the administration agreement, including rent and our allocable portion of the cost of our Chief Financial Officer, Chief Legal Officer and Chief Compliance Officer and their respective staffs.

We expect our general and administrative operating expenses related to our ongoing operations to increase moderately in dollar terms. During periods of asset growth, we generally expect our general and administrative operating expenses to decline as a percentage of our total assets and increase during periods of asset declines. Incentive fees, interest expense and costs relating to future offerings of securities, among others, may also increase or reduce overall operating expenses based on portfolio performance, interest rate benchmarks, and offerings of our securities relative to comparative periods, among other factors.
Portfolio and Investment Activity
Our portfolio and investment activity during the three months ended June 30, 2018 and 2017 was as follows:

	Three Months Ended June 30,
(in millions)*	2018	2017
Investments made in portfolio companies	$359.0	$342.0
Investments sold	(14.8)	(9.9)
Net activity before repaid investments	344.1	332.1
Investments repaid	(93.8)	(242.0)
Net investment activity	$250.3	$90.1

Portfolio companies at beginning of period	90	86
Number of new portfolio companies	7	11
Number of exited portfolio companies	(1)	(13)
Portfolio companies at end of period	96	84

Number of investments made in existing portfolio companies	20	11
____________________

*	Totals may not foot due to rounding.

Our portfolio composition and weighted average yields as of June 30, 2018 and March 31, 2018 were as follows:

	June 30, 2018		March 31, 2018
Portfolio composition, at fair value:
Secured debt	84%		82%
Unsecured debt	4%		5%
Structured products and other	3%		3%
Preferred equity	1%		1%
Common equity/interests and warrants	8%		9%
Weighted average yields, at amortized cost (1):
Secured debt portfolio (2)	10.7%		10.7%
Unsecured debt portfolio (2)	11.4%		11.3%
Total debt portfolio (2)	10.7%		10.7%
Total portfolio (3)	9.7%		9.6%
Interest rate type, at fair value (4):
Fixed rate amount	$0.1	billion	$0.1	billion
Floating rate amount	$1.4	billion	$1.2	billion
Fixed rate, as percentage of total	6%		8%
Floating rate, as percentage of total	94%		92%
Interest rate type, at amortized cost (4):
Fixed rate amount	$0.1	billion	$0.1	billion
Floating rate amount	$1.4	billion	$1.2	billion
Fixed rate, as percentage of total	6%		8%
Floating rate, as percentage of total	94%		92%
____________________

(1)	An investor’s yield may be lower than the portfolio yield due to sales loads and other expenses.

(2)	Exclusive of investments on non-accrual status.

(3)	Inclusive of all income generating investments, non-income generating investments and investments on non-accrual status.

(4)
The interest rate type information is calculated using the Company’s corporate debt portfolio and excludes aviation, oil and gas, structured credit, renewables, shipping, commodities and investments on non-accrual status.

Since the initial public offering of Apollo Investment in April 2004 and through June 30, 2018, invested capital totaled $18.5 billion in 443 portfolio companies. Over the same period, Apollo Investment completed transactions with more than 100 different financial sponsors.
Recent Developments
On March 23, 2018, the President signed into law the Small Business Credit Availability Act (the “SBCAA”), which included various changes to regulations under the federal securities laws that impact BDCs, including changes to the 1940 Act to allow BDCs to decrease their asset coverage requirement to 150% from 200% under certain circumstances. On April 4, 2018, the Board of Directors approved the application of the modified asset coverage requirements for the Company. Accordingly, effective April 4, 2019, for every $100 of net assets, we may raise $200 from senior securities, such as borrowings or issuing preferred stock. After April 4, 2019, if the asset coverage ratio declines below 150%, the contractual arrangements governing these securities may require us to sell a portion of our investments and, depending on the nature of our leverage, repay a portion of our indebtedness at a time when such sales may be disadvantageous.
Critical Accounting Policies
Our discussion and analysis of our financial condition and results of operations are based upon our financial statements, which have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of these financial statements requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues, expenses, gains and losses. Changes in the economic environment, financial markets, credit worthiness of portfolio companies and any other parameters used in determining such estimates could cause actual results to differ materially. In addition to the discussion below, our critical accounting policies are further described in the notes to the financial statements.

Fair Value Measurements
The Company follows guidance in ASC 820, Fair Value Measurement (“ASC 820”), where fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Company. Unobservable inputs reflect the Company’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities.
ASC 820 classifies the inputs used to measure these fair values into the following hierarchy:
Level 1: Quoted prices in active markets for identical assets or liabilities, accessible by us at the measurement date.
Level 2: Quoted prices for similar assets or liabilities in active markets, or quoted prices for identical or similar assets or liabilities in markets that are not active, or other observable inputs other than quoted prices.
Level 3: Unobservable inputs for the asset or liability.
In all cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls has been determined based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each investment. The level assigned to the investment valuations may not be indicative of the risk or liquidity associated with investing in such investments. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may differ materially from the values that would be received upon an actual disposition of such investments.
As of June 30, 2018, $2.18 billion or 87.4% of the Company’s investments were classified as Level 3. The high proportion of Level 3 investments relative to our total investments is directly related to our investment philosophy and target portfolio, which consists primarily of long-term secured debt, as well as unsecured and mezzanine positions of private middle-market companies. A fundamental difference exists between our investments and those of comparable publicly traded fixed income investments, namely high-yield bonds, and this difference affects the valuation of our private investments relative to comparable publicly traded instruments.
Senior secured loans, or senior loans, are higher in the capital structure than high-yield bonds, and are typically secured by assets of the borrowing company. This improves their recovery prospects in the event of default and affords senior loans a structural advantage over high-yield bonds. Many of the Company’s investments are also privately negotiated and contain covenant protections that limit the issuer to take actions that could harm us as a creditor. High-yield bonds typically do not contain such covenants.
Given the structural advantages of capital seniority and covenant protection, the valuation of our private debt portfolio is driven more by investment specific credit factors than movements in the broader debt capital markets. Each security is evaluated individually and as indicated below, we value our private investments based upon a multi-step valuation process, including valuation recommendations from independent valuation firms.

Investment Valuation Process
Under procedures established by our Board of Directors, we value investments, including certain secured debt, unsecured debt, and other debt securities with maturities greater than 60 days, for which market quotations are readily available, at such market quotations (unless they are deemed not to represent fair value). We attempt to obtain market quotations from at least two brokers or dealers (if available, otherwise from a principal market maker, primary market dealer or other independent pricing service). We utilize mid-market pricing as a practical expedient for fair value unless a different point within the range is more representative. If and when market quotations are deemed not to represent fair value, we typically utilize independent third party valuation firms to assist us in determining fair value. Accordingly, such investments go through our multi-step valuation process as described below. In each case, our independent valuation firms consider observable market inputs together with significant unobservable inputs in arriving at their valuation recommendations for such investments. Investments purchased within 15 business days before the valuation date and debt investments with remaining maturities of 60 days or less may each be valued at cost with interest accrued or discount amortized to the date of maturity (although they are typically valued at available market quotations), unless such valuation, in the judgment of our Investment Adviser, does not represent fair value. In this case, such investments shall be valued at fair value as determined in good faith by or under the direction of our Board of Directors, including using market quotations where available. Investments that are not publicly traded or whose market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of our Board of Directors. Such determination of fair values may involve subjective judgments and estimates.
With respect to investments for which market quotations are not readily available or when such market quotations are deemed not to represent fair value, our Board of Directors has approved a multi-step valuation process each quarter, as described below:

1.	Our quarterly valuation process begins with each investment being initially valued by the investment professionals of our Investment Adviser who are responsible for the portfolio company.

2.	Preliminary valuation conclusions are then documented and discussed with senior management of our Investment Adviser.

3.
Independent valuation firms are engaged by our Board of Directors to conduct independent appraisals by reviewing our Investment Adviser’s preliminary valuations and then making their own independent assessment.

4.
The Audit Committee of the Board of Directors reviews the preliminary valuation of our Investment Adviser and the valuation prepared by the independent valuation firms and responds, if warranted, to the valuation recommendation of the independent valuation firms.

5.
The Board of Directors discusses valuations and determines in good faith the fair value of each investment in our portfolio based on the input of our Investment Adviser, the applicable independent valuation firm, and the Audit Committee of the Board of Directors.

Investments determined by these valuation procedures which have a fair value of less than $1 million during the prior fiscal quarter may be valued based on inputs identified by the Investment Adviser without the necessity of obtaining valuation from an independent valuation firm, if once annually an independent valuation firm using the procedures described herein provides a valuation. Investments in all asset classes are valued utilizing a market approach, an income approach, or both approaches, as appropriate. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities (including a business). The income approach uses valuation techniques to convert future amounts (for example, cash flows or earnings) to a single present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. In following these approaches, the types of factors that we may take into account in fair value pricing our investments include, as relevant: available current market data, including relevant and applicable market trading and transaction comparables, applicable market yields and multiples, security covenants, seniority of investment in the investee company’s capital structure, call protection provisions, information rights, the nature and realizable value of any collateral, the portfolio company’s ability to make payments, its earnings and discounted cash flows, the markets in which the portfolio company does business, comparisons of financial ratios of peer companies that are public, M&A comparables, our principal market (as the reporting entity) and enterprise values, among other factors. When readily available, broker quotations and/or quotations provided by pricing services are considered in the valuation process of independent valuation firms. During the three months ended June 30, 2018, there were no significant changes to the Company’s valuation techniques and related inputs considered in the valuation process.

Investment Income Recognition
The Company records interest and dividend income, adjusted for amortization of premium and accretion of discount, on an accrual basis. Some of our loans and other investments, including certain preferred equity investments, may have contractual PIK interest or dividends. PIK income computed at the contractual rate is accrued into income and reflected as receivable up to the capitalization date. Certain PIK investments offer issuers the option at each payment date of making payments in cash or in additional securities. When additional securities are received, they typically have the same terms, including maturity dates and interest rates as the original securities issued. On these payment dates, the Company capitalizes the accrued interest or dividends receivable (reflecting such amounts as the basis in the additional securities received). PIK generally becomes due at maturity of the investment or upon the investment being called by the issuer. At the point the Company believes PIK is not expected to be realized, the PIK investment will be placed on non-accrual status. When a PIK investment is placed on non-accrual status, the accrued, uncapitalized interest or dividends are reversed from the related receivable through interest or dividend income, respectively. The Company does not reverse previously capitalized PIK interest or dividends. Upon capitalization, PIK is subject to the fair value estimates associated with their related investments. PIK investments on non-accrual status are restored to accrual status if the Company believes that PIK is expected to be realized.
Investments that are expected to pay regularly scheduled interest and/or dividends in cash are generally placed on non-accrual status when principal or interest/dividend cash payments are past due 30 days or more and/or when it is no longer probable that principal or interest/dividend cash payments will be collected. Such non-accrual investments are restored to accrual status if past due principal and interest or dividends are paid in cash, and in management’s judgment, are likely to continue timely payment of their remaining interest or dividend obligations. Interest or dividend cash payments received on non-accrual designated investments may be recognized as income or applied to principal depending upon management’s judgment.
Loan origination fees, original issue discount (“OID”), and market discounts are capitalized and accreted into interest income over the respective terms of the applicable loans using the effective interest method or straight-line, as applicable. Upon the prepayment of a loan, prepayment premiums, any unamortized loan origination fees, OID, or market discounts are recorded as interest income. Other income generally includes amendment fees, administrative fees, management fees, bridge fees, and structuring fees which are recorded when earned.
The Company records as dividend income the accretable yield from its beneficial interests in structured products such as CLOs based upon a number of cash flow assumptions that are subject to uncertainties and contingencies. Such assumptions include the rate and timing of principal and interest receipts (which may be subject to prepayments and defaults) of the underlying pools of assets. These assumptions are updated on at least a quarterly basis to reflect changes related to a particular security, actual historical data, and market changes. A structured product investment typically has an underlying pool of assets. Payments on structured product investments are payable solely from the cash flows from such assets. As such any unforeseen event in these underlying pools of assets might impact the expected recovery and future accrual of income.
Expenses
Expenses include management fees, performance-based incentive fees, insurance expenses, administrative service fees, legal fees, directors’ fees, audit and tax service expenses, third-party valuation fees and other general and administrative expenses. Expenses are recognized on an accrual basis.
Net Realized Gains (Losses) and Net Change in Unrealized Gains (Losses)
We measure realized gains or losses by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment, without regard to unrealized gains or losses previously recognized, but considering unamortized upfront fees and prepayment penalties. Net change in unrealized gain (loss) reflects the net change in portfolio investment values during the reporting period, including the reversal of previously recorded unrealized gains or losses.
Within the context of these critical accounting policies, we are not currently aware of any reasonably likely events or circumstances that would result in materially different amounts being reported.

Results of Operations
Operating results for the three months ended June 30, 2018 and 2017 were as follows:

	Three Months Ended June 30,
(in millions)*	2018	2017
Investment Income
Interest income (excluding Payment-in-kind (“PIK”) interest income)	$53.9	$54.1
Dividend income	5.6	5.9
PIK interest income	2.7	5.8
Other income	1.4	0.8
Total investment income	$63.6	$66.7
Expenses
Management and performance-based incentive fees, net of amounts waived	$14.4	$15.0
Interest and other debt expenses, net of reimbursements	13.5	14.2
Administrative services expense, net of reimbursements	1.6	1.6
Other general and administrative expenses	2.5	2.6
Net Expenses	$32.0	$33.4
Net Investment Income	$31.5	$33.3
Net Realized and Change in Unrealized Gains (Losses)
Net realized losses	$(23.2)	$(233.8)
Net change in unrealized losses	4.9	229.2
Net Realized and Change in Unrealized Losses	(18.3)	(4.5)
Net Increase in Net Assets Resulting from Operations	$13.3	$28.8

Net Investment Income on Per Average Share Basis (1)	$0.15	$0.15
Earnings per share — basic (1)	$0.06	$0.13
____________________

*	Totals may not foot due to rounding.

(1)	Based on the weighted average number of shares outstanding for the period presented.
Total Investment Income
The decrease in total investment income for the three months ended June 30, 2018 compared to the three months ended June 30, 2017 was primarily driven by the decrease in total interest income (including PIK) of $3.3 million and decrease in dividend income of $0.4 million. The decrease in total interest income (including PIK) was due to a lower income-bearing investment portfolio and decrease in prepayment fees and income recognized from the acceleration of discount, premium, or deferred fees on repaid investments which totaled $0.9 million and $3.0 million for the three months ended June 30, 2018 and three months ended June 30, 2017, respectively. This was partially offset by an increase in overall yield for the total debt portfolio to 10.7% from 10.3%. The decrease in dividend income was due to the exits of MCF CLO III, LLC, Ivy Hill Middle Market Credit Fund IX, Ltd., and Ivy Hill Middle Market Credit Fund X, Ltd. The decrease in dividend income was partially offset by the higher dividends received from MSEA Tankers LLC. Furthermore, there was an increase in other income of $0.6 million due to higher structuring fees and syndication fees.

Net Expenses
The decrease in net expenses for the three months ended June 30, 2018 compared to the three months ended June 30, 2017 was due to the decrease in interest and other debt expenses of $0.6 million. This decrease was due to the early redemption of the 2042 Senior Unsecured Notes in October 2017 which carried a higher interest rate than our Senior Secured Facility and the change in the average debt outstanding and net leverage from $0.97 billion and 0.62x, respectively during the three months ended June 30, 2017, to $0.93 billion and 0.78x, respectively during the three months ended June 30, 2018. In addition, the decrease of $0.6 million in management and performance-based incentive fees (net of amounts waived) was primarily due to lower average gross assets and lower net investment income during the three months ended June 30, 2018 compared to the three months ended June 30, 2017.
Net Realized Gains (Losses)
During the three months ended June 30, 2018, we recognized gross realized gains of $0.1 million and gross realized losses of $23.3 million, resulting in net realized losses of $23.2 million. Significant realized gains (losses) for the three months ended June 30, 2018 are summarized below:

(in millions)	Net Realized Gain (Loss)
Access CIG, LLC	$0.1
Accelerate Parent Corp. (American Tire)	(10.1)

During the three months ended June 30, 2017, we recognized gross realized gains of $7.0 million and gross realized losses of $240.8 million, resulting in net realized loss of $233.8 million. Significant realized gains (losses) for the three months ended June 30, 2017 are summarized below:

(in millions)	Net Realized Gain (Loss)
Renew JV LLC	$4.0
Venoco, Inc.	(89.0)	*
Delta Career Education Corporation	(72.8)	*
AIC SPV Holdings I, LLC	(44.3)	* *
LVI Group Investments, LLC	(17.5)	* *
Magnetation, LLC	(10.4)	*
Clothesline Holdings, Inc.	(6.0)	*

* Venoco, Delta/Gryphon, Magnetation and Clothesline were written off during the quarter as no proceeds are expected to be realized. The realized losses on these investments were previously recorded as unrealized losses.
** AIC SPV Holdings I, LLC and LVI Group Investments, LLC were sold during the quarter. The realized losses on these investments were previously recorded as unrealized losses.
Net Change in Unrealized Gains (Losses)
During the three months ended June 30, 2018, we recognized gross unrealized gains of $23.6 million and gross unrealized losses of $18.7 million, including the impact of transferring unrealized to realized gains (losses), resulting in net change in unrealized losses of $4.9 million. Significant changes in unrealized gains (losses) for the three months ended June 30, 2018 are summarized below:

(in millions)	Net Change in Unrealized Gain (Loss)
Merx Aviation Finance, LLC	$9.6
SHD Oil & Gas, LLC	4.7
Sprint Industrial Holdings, LLC	1.6
Skyline Data, News and Analytics LLC (Dodge)	1.1
Glacier Oil & Gas Corp. (f/k/a Miller Energy Resources, Inc.)	(4.3)
Accelerate Parent Corp. (American Tire)	(2.5)
Dynamic Product Tankers (Prime), LLC	(1.4)
Solarplicity Group Limited (f/k/a AMP Solar UK)	(1.1)
BioClinica Holding I, LP	(1.0)

During the three months ended June 30, 2017, we recognized gross unrealized gains of $256.9 million and gross unrealized losses of $27.7 million, including the impact of transferring unrealized to realized gains (losses), resulting in net change in unrealized losses of $229.2 million. Significant changes in unrealized gains (losses) for the three months ended June 30, 2017 are summarized below:

(in millions)	Net Change in Unrealized Gain (Loss)
Venoco, Inc.	$89.0
Delta Career Education Corporation	72.8
AIC SPV Holdings I, LLC	44.8
LVI Group Investments, LLC	17.5
Magnetation, LLC	10.4
Clothesline Holdings, Inc.	6.0
SHD Oil & Gas, LLC	(4.3)
Sprint Industrial Holdings, LLC	(2.1)
Liquidity and Capital Resources
The Company’s liquidity and capital resources are generated and generally available through periodic follow-on equity and debt offerings, our Senior Secured Facility (as defined in Note 8 to the financial statements), our senior secured notes, our senior unsecured notes, investments in special purpose entities in which we hold and finance particular investments on a non-recourse basis, as well as from cash flows from operations, investment sales of liquid assets and repayments of senior and subordinated loans and income earned from investments.
Cash Equivalents
The Company defines cash equivalents as securities that are readily convertible into known amounts of cash and near their maturity that they present insignificant risk of changes in value because of changes in interest rates. Generally, only securities with a maturity of three months or less from the date of purchase would qualify, with limited exceptions. The Company deems that certain money market funds, U.S. Treasury bills, repurchase agreements and other high-quality, short-term debt securities would qualify as cash equivalents (See Note 2 to the financial statements.) At the end of each fiscal quarter, we consider taking proactive steps utilizing cash equivalents with the objective of enhancing our investment flexibility during the following quarter, pursuant to Section 55 of the 1940 Act. More specifically, we may purchase U.S. Treasury bills from time-to-time on the last business day of the quarter and typically close out that position on the following business day, settling the sale transaction on a net cash basis with the purchase, subsequent to quarter end. Apollo Investment may also utilize repurchase agreements or other balance sheet transactions, including drawing down on our Senior Secured Facility, as we deem appropriate. The amount of these transactions or such drawn cash for this purpose is excluded from total assets for purposes of computing the asset base upon which the management fee is determined.
Debt
See Note 8 to the financial statements for information on the Company’s debt.
The following table shows the contractual maturities of our debt obligations as of June 30, 2018:

	Payments Due by Period
(in millions)	Total	Less than 1 Year	1 to 3 Years	3 to 5 Years	More than 5 Years
Senior Secured Facility (1)	$597.8	$—	$—	$597.8	$—
Senior Secured Notes (Series B)	16.0	16.0	—	—	—
2043 Notes	150.0	—	—	—	150.0
2025 Notes	350.0	—	—	—	350.0
Total Debt Obligations	$1,113.8	$16.0	$—	$597.8	$500.0
____________________

(1)
As of June 30, 2018, aggregate lender commitments under the Senior Secured Facility totaled $1.19 billion and $578.1 million of unused capacity. As of June 30, 2018, there were $14.1 million of letters of credit issued under the Senior Secured Facility as shown as part of total commitments in Note 10 to the financial statements.

Stockholders’ Equity
See Note 9 to the financial statements for information on the Company’s public offerings and share repurchase plans.
Distributions
Distributions paid to stockholders during the three months ended June 30, 2018 and 2017 totaled $32.4 million ($0.15 per share) and $33.0 million ($0.15 per share), respectively. For income tax purposes, distributions made to stockholders are reported as ordinary income, capital gains, non-taxable return of capital, or a combination thereof. Although the tax character of distributions paid to stockholders through June 30, 2018 may include return of capital, the exact amount cannot be determined at this point. The final determination of the tax character of distributions will not be made until we file our tax return for the tax year ended March 31, 2019. Tax characteristics of all distributions will be reported to stockholders on Form 1099 after the end of the calendar year. Our quarterly distributions, if any, will be determined by our Board of Directors.
To maintain our RIC status, we must distribute at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, out of the assets legally available for distribution. Although we currently intend to distribute realized net capital gains (i.e., net long-term capital gains in excess of short-term capital losses), if any, at least annually, out of the assets legally available for such distributions, we may in the future decide to retain such capital gains for investment. Currently, we have substantial net capital loss carryforwards and consequently do not expect to generate cumulative net capital gains in the foreseeable future.
We maintain an “opt out” dividend reinvestment plan for our common stockholders. As a result, if we declare a dividend, then stockholders’ cash dividends will be automatically reinvested in additional shares of our common stock, unless they specifically “opt out” of the dividend reinvestment plan so as to receive cash dividends.
We may not be able to achieve operating results that will allow us to make distributions at a specific level or to increase the amount of these distributions from time to time. In addition, due to the asset coverage test applicable to us as a BDC, we may in the future be limited in our ability to make distributions. Also, our revolving credit facility may limit our ability to declare dividends if we default under certain provisions or fail to satisfy certain other conditions. If we do not distribute a certain percentage of our income annually, we may suffer adverse tax consequences, including possible loss of the tax benefits available to us as a RIC. In addition, in accordance with GAAP and tax regulations, we include in income certain amounts that we have not yet received in cash, such as contractual PIK, which represents contractual interest added to the loan balance that becomes due at the end of the loan term, or the accrual of original issue or market discount. Since we may recognize income before or without receiving cash representing such income, we may not be able to meet the requirement to distribute at least 90% of our investment company taxable income to obtain tax benefits as a RIC.
With respect to the distributions to stockholders, income from origination, structuring, closing, commitment and other upfront fees associated with investments in portfolio companies is treated as taxable income and accordingly, distributed to stockholders.
PIK Income
For the three months ended June 30, 2018 and 2017, PIK income totaled $2.7 million and $5.8 million on total investment income of $63.6 million and $66.7 million, respectively. In order to maintain the Company’s status as a RIC, this non-cash source of income must be paid out to stockholders annually in the form of distributions, even though the Company has not yet collected the cash. See Note 5 to the financial statements for more information on the Company’s PIK income.
Related Party Transactions
See Note 3 to the financial statements for information on the Company’s related party transactions.

QUANTITATIVE AND QUALITATIVE DISCLOSURE ABOUT MARKET RISK

We are subject to financial market risks, including changes in interest rates. During the three months ended June 30, 2018, many of the loans in our portfolio had floating interest rates. These loans are usually based on LIBOR and typically have durations of one to six months after which they reset to current market interest rates. The Company also has a Senior Secured Facility that is based on LIBOR rates.
The following table shows the estimated annual impact on net investment income of base rate changes in interest rates (considering interest rate flows for variable rate instruments) to our loan portfolio and outstanding debt as of June 30, 2018, assuming no changes in our investment and borrowing structure:

Basis Point Change	Net Investment Income		Net Investment Income Per Share
Up 400 basis points	$28.7	million	$0.134
Up 300 basis points	21.5	million	0.100
Up 200 basis points	14.4	million	0.067
Up 100 basis points	7.2	million	0.033
Down 100 basis points	(7.0	) million	(0.032)
We may hedge against interest rate fluctuations from time-to-time by using standard hedging instruments such as futures, options and forward contracts subject to the requirements of the 1940 Act and applicable commodities laws. While hedging activities may insulate us against adverse changes in interest rates, they may also limit our ability to participate in the benefits of lower interest rates with respect to our portfolio of investments.

UNDERWRITING
                 are acting as joint bookrunning managers of the offering and as representatives of the underwriters named below. Subject to the terms and conditions stated in the underwriting agreement dated the date of this prospectus, each underwriter named below has agreed to purchase, and we have agreed to sell to that underwriter, the number of shares set forth opposite the underwriter’s name.

Underwriter	Number of Shares

The underwriting agreement provides that the obligations of the underwriters to purchase the shares included in this offering are subject to certain conditions precedent, including the absence of any material adverse change in our business and the receipt of certain certificates, opinions and letters from us, our counsel and our independent registered public accounting firm. The underwriters are committed to purchase all shares included in this offering, other than those shares covered by the over-allotment option described below, if they purchase any of the shares.
The underwriters propose to offer some of the shares directly to the public at the public offering price set forth on the cover page of this prospectus and some of the shares to dealers at the public offering price less a concession not to exceed $            per share. If all of the shares are not sold at the initial offering price, the representatives may change the public offering price and the other selling terms.
We have granted to the underwriters an option, exercisable for 30 days from the date of this prospectus, to purchase up to             additional shares of common stock at the public offering price less the underwriting discount. The underwriters may exercise the option solely for the purpose of covering over-allotments, if any, in connection with this offering. To the extent the option is exercised, each underwriter will be obligated, subject to certain conditions, to purchase a number of additional shares approximately proportionate to that underwriter’s initial purchase commitment.
We, our officers and directors, AIM, AIA and certain of the partners and officers of AIM (or any entities through which such partners and officers may invest in our shares) have agreed that, for a period of 90 days from the date of this prospectus, we and they will not, without the prior written consent of the representatives, dispose of or hedge any shares of our common stock or any securities convertible into or exchangeable for our common stock.             in its sole discretion may release any of the securities subject to these lock-up agreements at any time without notice. Notwithstanding the foregoing, for the purpose of allowing the underwriters to comply with NASD Rule 2711(f)(4), if (1) during the last 17 days of the initial 90-day lock-up period, we release earnings results or material news or a material event relating to us occurs or (2) prior to the expiration of the initial 90-day lock-up period, we announce that we will release earnings results during the 16-day period beginning on the last day of the initial 90-day lock-up period, then in each case the initial 90-day lock-up period will be extended until the expiration of the 18-day period beginning on the date of release of the earnings results or the occurrence of the material news or material event, as applicable.
The common stock is quoted on the Nasdaq Global Select Market under the symbol “AINV”.

Notice to Prospective Investors in the European Economic Area
In relation to each Member State of the European Economic Area which has implemented the Prospectus Directive, each underwriter has represented and agreed that, with effect from and including the date on which the Prospectus Directive is implemented in that Member State, it has not made and will not make an offer of shares of our common stock to the public in that Member State except that it may, with effect from and including such date, make an offer of shares of our common stock to the public in that Member State:

•	at any time to legal entities which are authorized or registered to operate in the financial markets or, if not so authorized or regulated, whose corporate purpose is solely to invest in securities;

•
at any time to any legal entity which has two or more of (1) an average of at least 250 employees during the last financial year; (2) a total balance sheet of more than €43,000,000; and (3) an annual net turnover of more than €50,000,000, as shown in its last annual or consolidated accounts; or

•	at any time in any other circumstances which do not require the publication by us of a prospectus pursuant to Article 3 of the Prospectus Directive.
For the purposes of the above, the expression an “offer of shares of our common stock to the public” in relation to any shares of our common stock in any Member State means the communication in any form and by any means of sufficient information on the terms of the offer and the shares of our common stock to be offered so as to enable an investor to decide to purchase or subscribe for the shares of our common stock, as the same may be varied in that Member State by any measure implementing the Prospectus Directive in that

Member State, and the expression Prospectus Directive means Directive 2003/71/EC and includes any relevant implementing measure in that Member State.
Notice to Prospective Investors in the United Kingdom
Each underwriter has represented and agreed that it has only communicated or caused to be communicated and will only communicate or cause to be communicated an invitation or inducement to engage in investment activity (within the meaning of Section 21 of the Financial Services and Markets Act 2000) in connection with the issue or sale of the shares of our common stock in circumstances in which Section 21(1) of such Act does not apply to us and it has complied and will comply with all applicable provisions of such Act with respect to anything done by it in relation to any shares of our common stock in, from or otherwise involving the United Kingdom.
The following table shows the sales load (underwriting discounts and commissions) that we are to pay to the underwriters in connection with this offering. These amounts are shown assuming both no exercise and full exercise of the underwriters’ option to purchase additional shares of common stock.

Paid by Apollo Investment
	No exercise	Full exercise
Per share
Total
In connection with the offering, the underwriters may purchase and sell shares of common stock in the open market. These transactions may include short sales, syndicate covering transactions and stabilizing transactions. Short sales involve syndicate sales of common stock in excess of the number of shares to be purchased by the underwriters in the offering, which creates a syndicate short position. “Covered” short sales are sales of shares made in an amount up to the number of shares represented by the underwriters’ over-allotment option. In determining the source of shares to close out the covered syndicate short position, the underwriters will consider, among other things, the price of shares available for purchase in the open market as compared to the price at which they may purchase shares through the over-allotment option. Transactions to close out the covered syndicate short involve either purchases of the common stock in the open market after the distribution has been completed or the exercise of the over-allotment option. The underwriters may also make “naked” short sales of shares in excess of the over-allotment option. The underwriters must close out any naked short position by purchasing shares of common stock in the open market. A naked short position is more likely to be created if the underwriters are concerned that there may be downward pressure on the price of the shares in the open market after pricing that could adversely affect investors who purchase in the offering. Stabilizing transactions consist of bids for or purchases of shares in the open market while the offering is in progress.
The underwriters may also impose a penalty bid. Penalty bids permit the underwriters to reclaim a selling concession from a syndicate member when an underwriter repurchases shares originally sold by that syndicate member in order to cover syndicate short positions or make stabilizing purchases.
Any of these activities may have the effect of preventing or retarding a decline in the market price of the common stock. They may also cause the price of the common stock to be higher than the price that would otherwise exist in the open market in the absence of these transactions. The underwriters may conduct these transactions on the Nasdaq Global Select Market or in the over-the-counter market, or otherwise. If the underwriters commence any of these transactions, they may discontinue them at any time.
In addition, in connection with this offering, some of the underwriters may engage in passive market making transactions in the common stock on the Nasdaq Global Select Market, prior to the pricing and completion of the offering. Passive market making consists of displaying bids on the Nasdaq Global Select Market no higher than the bid prices of independent market makers and making purchases at prices no higher than those independent bids and effected in response to order flow. Net purchases by a passive market maker on each day are limited to a specified percentage of the passive market maker’s average daily trading volume in the common stock during a specified period and must be discontinued when that limit is reached. Passive market making may cause the price of the common stock to be higher than the price that otherwise would exist in the open market in the absence of those transactions. If the underwriters commence passive market making transactions, they may discontinue them at any time.
We estimate that our portion of the total expenses of this offering will be $            . In addition, the underwriters have agreed to pay certain of our expenses associated with this offering.
As described under “Use of Proceeds,” we intend to use a part of the net proceeds from this offering to repay a portion of the borrowings outstanding under our senior credit facility. Affiliates of each of             and certain of the other underwriters are lenders under

such credit facility and therefore will receive a portion of the net proceeds from this offering through the repayment of those borrowings. Accordingly, this offering is being made pursuant to NASD Rule 2710(h).
The underwriters have performed investment banking and advisory services for us, AIM, and our affiliates from time to time for which they have received customary fees and expenses. The underwriters may, from time to time, engage in transactions with and perform services for us, AIM, and our affiliates in the ordinary course of their business.
A prospectus in electronic format may be made available on the websites maintained by one or more of the underwriters. Other than the prospectus in electronic format, the information on any such underwriter’s website is not part of this prospectus. The representatives may agree to allocate a number of shares to underwriters for sale to their online brokerage account holders. The representatives will allocate shares to underwriters that may make Internet distributions on the same basis as other allocations. In addition, shares may be sold by the underwriters to securities dealers who resell shares to online brokerage account holders.
We, AIM and AIA have agreed to indemnify the underwriters against, or reimburse losses arising out of, certain liabilities, including liabilities under the Securities Act of 1933, as amended or to contribute to payments the underwriters may be required to make because of any of those liabilities.
This offering is being conducted in accordance with Rule 2710 of the NASD Rules of Conduct.

LEGAL MATTERS
Certain legal matters regarding the securities offered by this prospectus will be passed upon for Apollo Investment by Skadden, Arps, Slate, Meagher & Flom LLP, New York, NY, and Miles & Stockbridge P.C., Baltimore, MD. Certain legal matters will be passed upon for the underwriters by             may rely as to certain matters of Maryland law upon the opinion of Miles & Stockbridge, P.C.

APOLLO INVESTMENT CORPORATION STATEMENTS OF ASSETS AND LIABILITIES (In thousands, except share and per share data)

	June 30, 2018	March 31, 2018
	(Unaudited)
Assets
Investments at fair value:
Non-controlled/non-affiliated investments (cost — $1,627,841 and $1,471,492, respectively)	$1,601,259	$1,450,033
Non-controlled/affiliated investments (cost — $69,977 and $73,943, respectively)	64,123	68,954
Controlled investments (cost — $815,599 and $723,161, respectively)	830,077	729,060
Cash and cash equivalents	11,612	14,035
Foreign currencies (cost — $1,063 and $1,292, respectively)	1,055	1,298
Cash collateral on option contracts	4,228	5,016
Receivable for investments sold	15,874	2,190
Interest receivable	23,406	22,272
Dividends receivable	7,815	2,550
Deferred financing costs	13,121	14,137
Variation margin receivable	—	1,846
Prepaid expenses and other assets	801	419
Total Assets	$2,573,371	$2,311,810

Liabilities
Debt	$1,102,679	$789,846
Payable for investments purchased	11,453	41,827
Distributions payable	32,293	32,447
Management and performance-based incentive fees payable	17,506	16,585
Interest payable	10,184	5,310
Accrued administrative services expense	1,575	2,507
Variation margin payable on option contracts	1,206	—
Other liabilities and accrued expenses	5,309	5,202
Total Liabilities	$1,182,205	$893,724
Commitments and contingencies (Note 10)
Net Assets	$1,391,166	$1,418,086

Net Assets
Common stock, $0.001 par value (400,000,000 shares authorized; 214,925,294 and 216,312,096 shares issued and outstanding, respectively)	$215	$216
Paid-in capital in excess of par	2,628,631	2,636,507
Accumulated over-distributed net investment income	(10,974)	(10,229)
Accumulated net realized loss	(1,189,654)	(1,166,471)
Net unrealized loss	(37,052)	(41,937)
Net Assets	$1,391,166	$1,418,086

Net Asset Value Per Share	$6.47	$6.56

APOLLO INVESTMENT CORPORATION STATEMENTS OF OPERATIONS (Unaudited) (In thousands, except per share data)

	Three Months Ended June 30,
	2018	2017
Investment Income
Non-controlled/non-affiliated investments:
Interest income (excluding Payment-in-kind (“PIK”) interest income)	$39,443	$38,952
PIK interest income	1,250	2,056
Other income	1,403	1,129
Non-controlled/affiliated investments:
Interest income (excluding PIK interest income)	—	114
Dividend income	312	1,087
PIK interest income	—	2,437
Other income	—	(306)
Controlled investments:
Interest income (excluding PIK interest income)	14,490	15,075
Dividend income	5,265	4,850
PIK interest income	1,428	1,317
Total Investment Income	$63,591	$66,711
Expenses
Management fees	$8,873	$12,125
Performance-based incentive fees	7,423	7,912
Interest and other debt expenses	13,576	14,215
Administrative services expense	1,638	1,675
Other general and administrative expenses	2,533	2,557
Total expenses	34,043	38,484
Management and performance-based incentive fees waived	(1,856)	(5,009)
Expense reimbursements	(144)	(84)
Net Expenses	$32,043	$33,391
Net Investment Income	$31,548	$33,320
Net Realized and Change in Unrealized Gains (Losses)
Net realized gains (losses):
Non-controlled/non-affiliated investments	$(9,946)	$(89,839)
Non-controlled/affiliated investments	—	(146,840)
Option contracts	(13,209)	—
Foreign currency transactions	(28)	2,924
Net realized losses	(23,183)	(233,755)
Net change in unrealized gains (losses):
Non-controlled/non-affiliated investments	(5,123)	91,238
Non-controlled/affiliated investments	(865)	155,730
Controlled investments	8,579	(7,068)
Option contracts	(567)	—
Foreign currency translations	2,861	(10,684)
Net change in unrealized losses	4,885	229,216
Net Realized and Change in Unrealized Losses	$(18,298)	$(4,539)
Net Increase (Decrease) in Net Assets Resulting from Operations	$13,250	$28,781
Earnings Per Share — Basic	$0.06	$0.13
Earnings Per Share — Diluted	N/A	N/A

APOLLO INVESTMENT CORPORATION STATEMENTS OF CHANGES IN NET ASSETS (In thousands, except share data)

	Three Months Ended June 30, 2018	Year Ended March 31, 2018
	(Unaudited)
Operations
Net investment income	$31,548	$133,387
Net realized losses	(23,183)	(258,128)
Net change in unrealized losses	4,885	211,770
Net Increase in Net Assets Resulting from Operations	$13,250	$87,029

Distributions to Stockholders
Distribution of net investment income	$(32,293)	$(86,906)
Distribution of return of capital	—	(44,088)
Net Decrease in Net Assets Resulting from Distributions to Stockholders	$(32,293)	$(130,994)

Capital Share Transactions
Repurchase of common stock	$(7,877)	$(19,746)
Net Decrease in Net Assets Resulting from Capital Share Transactions	$(7,877)	$(19,746)

Net Assets
Net decrease in net assets during the period	$(26,920)	$(63,711)
Net assets at beginning of period	1,418,086	1,481,797
Net Assets at End of Period	$1,391,166	$1,418,086

Capital Share Activity
Shares repurchased during the period	(1,386,802)	(3,382,558)
Shares issued and outstanding at beginning of period	216,312,096	219,694,654
Shares Issued and Outstanding at End of Period	214,925,294	216,312,096

APOLLO INVESTMENT CORPORATION STATEMENTS OF CASH FLOWS (Unaudited) (In thousands)

	Three Months Ended June 30,
	2018	2017
Operating Activities
Net increase in net assets resulting from operations	$13,250	$28,781
Net realized losses	23,183	233,755
Net change in unrealized losses	(4,885)	(229,216)
Net amortization of premiums and accretion of discounts on investments	(1,536)	(1,864)
Accretion of discount on notes	148	148
Amortization of deferred financing costs	1,165	1,211
Gains/Losses from foreign currency transactions	(28)	2,924
PIK interest and dividends capitalized	(1,983)	(2,775)
Changes in operating assets and liabilities:
Purchases of investments	(389,324)	(329,897)
Proceeds from sales and repayments of investments	94,019	285,440
Purchases of option contracts	(13,277)	—
Proceeds from option contracts	288	—
Net settlement of option contracts	2,265	—
Increase in interest receivable	(1,142)	(1,581)
Decrease (increase) in dividends receivable	(5,265)	3,326
Increase in prepaid expenses and other assets	(382)	(144)
Increase in management and performance-based incentive fees payable	921	1,039
Increase in interest payable	4,874	4,293
Decrease in accrued administrative services expense	(932)	(1,084)
Increase (decrease) in other liabilities and accrued expenses	107	(1,116)
Net Cash Used in Operating Activities	$(278,534)	$(6,760)
Financing Activities
Issuances of debt	$328,918	$418,517
Payments of debt	(13,500)	(357,416)
Financing costs paid and deferred	—	(10)
Repurchase of common stock	(7,877)	—
Distributions paid	(32,447)	(32,954)
Net Cash Provided by Financing Activities	$275,094	$28,137

Cash, Cash Equivalents, Foreign Currencies and Collateral on Option Contracts
Net increase/(decrease) in cash, cash equivalents, foreign currencies and collateral on option contracts during the period	$(3,440)	$21,377
Effect of foreign exchange rate changes on cash and cash equivalents	(14)	33
Cash, cash equivalents, foreign currencies and collateral on option contracts at beginning of period	20,349	11,280
Cash, Cash Equivalents, Foreign Currencies and Collateral on Option Contracts at the End of Period	$16,895	$32,690

Supplemental Disclosure of Cash Flow Information
Cash interest paid	$7,437	$8,542

Non-Cash Activity
PIK income	$2,678	$5,810

APOLLO INVESTMENT CORPORATION
SCHEDULE OF INVESTMENTS (Unaudited)
June 30, 2018
(In thousands, except share data)

Industry / Company	Investment Type	Interest Rate (20)	Maturity Date	Par / Shares (12)	Cost (30)	Fair Value (1) (31)
Advertising, Printing & Publishing
A-L Parent LLC	Second Lien Secured Debt	9.35% (1M L+725, 1.00% Floor)	12/02/24	$5,536	$5,489	$5,591
American Media, Inc.	First Lien Secured Debt	11.36% (3M L+900, 1.00% Floor)	08/24/20	12,699	12,475	13,080
	First Lien Secured Debt - Revolver	12.00% (P+700)	08/24/20	178	178	183	(23)
	First Lien Secured Debt - Revolver	10.34% (3M L+800)	08/24/20	533	533	549	(23)
	First Lien Secured Debt - Unfunded Revolver	0.50% Unfunded	08/24/20	1,067	(29)	—	(21)(23)
					13,157	13,812
Simplifi Holdings, Inc.	First Lien Secured Debt	7.59% (1M L+550, 1.00% Floor)	09/28/22	25,556	25,053	25,300	(9)
	First Lien Secured Debt - Unfunded Revolver	0.50% Unfunded	09/28/22	2,400	(61)	(24)	(8)(9)(21)(23)
					24,992	25,276
Total Advertising, Printing & Publishing					$43,638	$44,679
Aerospace & Defense
Erickson Inc	First Lien Secured Debt - Revolver	9.84% (3M L+750, 1.00% Floor)	04/28/22	$26,014	$26,014	$25,429	(9)(23)
	First Lien Secured Debt - Unfunded Revolver	0.50% Unfunded	04/28/22	12,124	(412)	(273)	(8)(9)(21)(23)
	First Lien Secured Debt - Letters of Credit	7.50%	8/16/18 - 4/30/20	6,862	—	(153)	(8)(9)(23)
					25,602	25,003
ILC Dover LP	Second Lien Secured Debt	10.84% (3M L+850, 1.00% Floor)	06/28/24	20,000	19,583	19,550
PAE Holding Corporation	Second Lien Secured Debt	11.59% (1M L+950, 1.00% Floor)	10/20/23	28,097	27,451	28,272	(10)
Total Aerospace & Defense					$72,636	$72,825
Automotive
Accelerate Parent Corp.	Common Equity/Interest - Common Stock	N/A	N/A	1,664,046 Shares	$1,714	$100	(13)
Crowne Automotive
Vari-Form Group, LLC	First Lien Secured Debt	13.33% (3M L+11.00% (7.00% Cash plus 4.00% PIK), 1.00% Floor)	02/02/23	4,998	4,862	4,848	(9)
Vari-Form Inc.	First Lien Secured Debt	13.33% (3M L+11.00% (7.00% Cash plus 4.00% PIK), 1.00% Floor)	02/02/23	9,997	9,725	9,697	(9)
					14,587	14,545
K&N Parent, Inc.	Second Lien Secured Debt	11.08% (3M L+875, 1.00% Floor)	10/21/24	26,765	26,336	26,096	(10)
Total Automotive					$42,637	$40,741
Aviation and Consumer Transport
Merx Aviation
Merx Aviation Finance Assets Ireland Limited (5)	First Lien Secured Debt - Letters of Credit	2.25%	09/30/18	$3,600	$—	$—	(23)
Merx Aviation Finance, LLC (5)	First Lien Secured Debt - Revolver	12.00%	10/31/23	450,800	450,800	450,800	(23)
	First Lien Secured Debt - Letter of Credit	2.25%	07/13/18	177	—	—	(23)
	Common Equity/Interests - Membership Interests	N/A	N/A	N/A	15,000	52,001
Total Aviation and Consumer Transport					$465,800	$502,801
Beverage, Food & Tobacco
Eagle Foods Family Group, LLC	First Lien Secured Debt	8.84% (3M L+650, 1.00% Floor)	06/14/24	$25,000	$24,721	$24,719	(9)

APOLLO INVESTMENT CORPORATION
SCHEDULE OF INVESTMENTS (Unaudited)
June 30, 2018
(In thousands, except share data)

Industry / Company	Investment Type	Interest Rate (20)	Maturity Date	Par / Shares (12)	Cost (30)	Fair Value (1) (31)
	First Lien Secured Debt - Revolver	8.84% (3M L+650, 1.00% Floor)	06/14/23	833	833	824	(9)(23)
	First Lien Secured Debt - Unfunded Revolver	0.00% Unfunded	06/14/23	2,917	(39)	(33)	(8)(9)(21)(23)
Total Beverage, Food & Tobacco					$25,515	$25,510
Business Services
Access CIG, LLC	Second Lien Secured Debt	9.84% (1M L+775)	02/27/26	$19,931	$19,747	$20,056	(10)
	Second Lien Secured Debt - Unfunded Delayed Draw	0.00% Unfunded	02/27/26	969	—	—	(10)(21)(23)
					19,747	20,056
Aero Operating LLC	First Lien Secured Debt	9.34% (1M L+725, 1.00% Floor)	12/29/22	33,267	32,519	32,935	(9)
	First Lien Secured Debt - Unfunded Revolver	1.00% Unfunded	12/29/22	4,812	(43)	(48)	(8)(9)(21)(23)
					32,476	32,887
Almonde, Inc	Second Lien Secured Debt	9.56% (3M L+725, 1.00% Floor)	06/13/25	2,316	2,296	2,235	(10)(17)
Ambrosia Buyer Corp.	Second Lien Secured Debt	10.09% (1M L+ 800, 1.00% Floor)	08/28/25	21,429	20,950	20,948
Aptean, Inc.	Second Lien Secured Debt	11.83% (3M L+950, 1.00% Floor)	12/20/23	11,148	11,050	11,217	(10)
CT Technologies Intermediate Holdings, Inc	Second Lien Secured Debt	11.09% (1M L+900, 1.00% Floor)	12/01/22	31,253	30,511	30,315	(9)
Electro Rent Corporation	Second Lien Secured Debt	11.31% (3M L+900, 1.00% Floor)	01/31/25	18,333	17,880	17,967	(9)
	Second Lien Secured Debt	11.33% (3M L+900, 1.00% Floor)	01/31/25	18,265	17,766	17,899	(9)
					35,646	35,866
Ministry Brands, LLC	Second Lien Secured Debt	11.75% (6M L+925, 1.00% Floor)	06/02/23	10,000	9,886	10,065
Newscycle Solutions, Inc.	First Lien Secured Debt	9.09% (1M L+700, 1.00% Floor)	12/29/22	16,069	15,716	15,909	(9)
	First Lien Secured Debt - Revolver	9.10% (1M L+700, 1.00% Floor)	12/29/22	160	160	158	(9)(23)
	First Lien Secured Debt - Unfunded Revolver	0.50% Unfunded	12/29/22	340	(13)	(3)	(8)(9)(21)(23)
					15,863	16,064
PSI Services, LLC	First Lien Secured Debt	7.09% (1M L+500, 1.00% Floor)	01/20/23	4,609	4,522	4,565	(9)
	First Lien Secured Debt - Unfunded Revolver	0.50% Unfunded	01/20/22	397	(7)	(4)	(8)(9)(21)(23)
	First Lien Secured Debt - Unfunded Revolver	0.50% Unfunded	01/20/22	£47	—	—	(9)(21)(23)
	Second Lien Secured Debt	11.09% (1M L+900, 1.00% Floor)	01/20/24	33,452	32,688	32,796	(9)
					37,203	37,357
RA Outdoors, LLC	First Lien Secured Debt	6.84% (1M L+475, 1.00% Floor)	09/11/24	7,192	7,065	7,121	(9)
	First Lien Secured Debt - Unfunded Revolver	0.50% Unfunded	09/09/22	1,200	(20)	(12)	(8)(9)(21)(23)
	Second Lien Secured Debt	10.84% (1M L+875, 1.00% Floor)	09/11/25	34,200	33,430	33,515	(9)
					40,475	40,624
Skyline Data/Dodge Data
Dodge Data & Analytics LLC	First Lien Secured Debt	11.09% (3M L+875, 1.00% Floor)	10/31/19	48,209	47,950	48,210
Skyline Data, News and Analytics LLC	Common Equity/Interests - Class A Common Unit	N/A	N/A	4,500,000 Shares	4,500	4,500	(13)
					52,450	52,710

APOLLO INVESTMENT CORPORATION
SCHEDULE OF INVESTMENTS (Unaudited)
June 30, 2018
(In thousands, except share data)

Industry / Company	Investment Type	Interest Rate (20)	Maturity Date	Par / Shares (12)	Cost (30)	Fair Value (1) (31)
STG-Fairway Acquisitions, Inc.	Second Lien Secured Debt	11.34% (1M L+925, 1.00% Floor)	06/30/23	15,000	14,765	14,400	(10)
Transplace Holdings, Inc.	Second Lien Secured Debt	10.80% (1M L+875, 1.00% Floor)	10/06/25	13,599	13,288	13,735	(10)
U.S. Security Associates Holdings, Inc.	Unsecured Debt	11.00%	01/28/20	80,000	80,000	80,000
Total Business Services					$416,606	$418,479
Chemicals, Plastics & Rubber
Carbon Free Chemicals
Carbonfree Chemicals SPE I LLC (f/k/a Maxus Capital Carbon SPE I LLC)	First Lien Secured Debt	5.215% PIK	09/30/20	$51,805	$51,805	$46,457
	Common Equity/Partnership Interests - Residual Interests	N/A	09/30/20	7,500	7,500	—	(13)
Carbonfree Caustic SPE LLC	Unfunded Delayed Draw - Promissory Note	N/A	06/30/20	6,111	—	—	(21)(23)
					59,305	46,457
Hare Bidco, Inc.	Second Lien Secured Debt	9.75% (3M E+875, 1.00% Floor)	08/01/24	€13,574	14,434	15,532
Total Chemical, Plastics & Rubber					$73,739	$61,989
Consumer Goods – Durable
Hayward Industries, Inc.	Second Lien Secured Debt	10.34% (1M L+825)	08/04/25	$25,110	$24,664	$24,660
KLO Holdings
9357-5991 Quebec Inc.	First Lien Secured Debt	11.75% (1M L+975, 0.75% Floor)	04/07/22	9,203	9,117	8,857
KLO Acquisition LLC	First Lien Secured Debt	11.88% (1M L+975, 0.75% Floor)	04/07/22	5,363	5,312	5,161
					14,429	14,018
Sorenson Holdings, LLC	Common Equity/Interests - Membership Interests	N/A	N/A	587 Shares	—	471	(13)
Total Consumer Goods - Durable					$39,093	$39,149
Consumer Goods – Non-Durable
ABG Intermediate Holdings 2, LLC	Second Lien Secured Debt	9.84% (1M L+775, 1.00% Floor)	09/29/25	$11,232	$11,168	$11,260	(10)
	Second Lien Secured Debt - Unfunded Delayed Draw	0.3875% Unfunded	09/29/25	1,139	—	—	(21)(23)
					11,168	11,260
Sequential Brands Group, Inc.	Second Lien Secured Debt	11.09% (1M L+900)	07/01/22	17,072	16,929	17,168	(17)
Total Consumer Goods - Non-Durable					$28,097	$28,428
Consumer Services
1A Smart Start LLC	Second Lien Secured Debt	10.34% (1M L+825, 1.00% Floor)	08/22/22	$25,100	$24,654	$24,645
Total Consumer Services					$24,654	$24,645
Containers, Packaging & Glass
Sprint Industrial Holdings, LLC	Second Lien Secured Debt	13.5% PIK	11/14/19	$19,714	$18,107	$11,770	(13)(14)
	Common Equity/Interests - Warrants	N/A	N/A	7,341 Warrants	—	—	(13)(26)
					18,107	11,770
TricorBraun Holdings, Inc.	First Lien Secured Debt - Revolver	7.25% (P+225)	11/30/21	450	450	451	(23)
	First Lien Secured Debt - Revolver	5.34% (1M L+325)	11/30/21	1,500	1,500	1,503	(23)

APOLLO INVESTMENT CORPORATION
SCHEDULE OF INVESTMENTS (Unaudited)
June 30, 2018
(In thousands, except share data)

Industry / Company	Investment Type	Interest Rate (20)	Maturity Date	Par / Shares (12)	Cost (30)	Fair Value (1) (31)
	First Lien Secured Debt - Unfunded Revolver	0.50% Unfunded	11/30/21	3,675	(346)	—	(21)(23)
					1,604	1,954
Total Containers, Packaging & Glass					$19,711	$13,724
Diversified Investment Vehicles, Banking, Finance, Real Estate
Armor Holding II LLC	Second Lien Secured Debt	11.09% (1M L+900, 1.25% Floor)	12/26/20	$8,000	$7,946	$8,070	(10)
Craft 2014-1A	Structured Products and Other - Credit-Linked Note	N/A	05/15/21	42,500	—	—	(11)(17)
Craft 2015-2	Structured Products and Other - Credit-Linked Note	10.62% (3M L+925)	01/16/24	24,998	25,599	24,998	(11)(17)
Golden Bear 2016-R, LLC (3)(4)	Structured Products and Other - Membership Interests	N/A	09/20/42	—	16,548	13,634	(17)
Mayfield Agency Borrower Inc.	Second Lien Secured Debt	10.59% (1M L+850, 1.00% Floor)	03/02/26	5,000	4,928	4,978	(10)
Purchasing Power, LLC	First Lien Secured Debt - Revolver	10.09% (1M L + 800, 1.00% Floor)	07/10/19	2,179	2,179	2,167	(9)(23)
	First Lien Secured Debt - Unfunded Revolver	0.75% Unfunded	07/10/19	2,321	(23)	(12)	(8)(9)(21)(23)
					2,156	2,155
Ten-X, LLC	First Lien Secured Debt - Unfunded Revolver	0.50% Unfunded	09/29/22	4,680	(358)	(366)	(8)(21)(23)
Total Diversified Investment Vehicles, Banking, Finance, Real Estate					$56,819	$53,469
Energy – Electricity
AMP Solar Group, Inc. (4)	Common Equity/Interests - Class A Common Unit	N/A	N/A	243,646 Shares	10,000	5,114	(13)(17)
Renew Financial
AIC SPV Holdings II, LLC (4)	Preferred Equity - Preferred Stock	N/A	N/A	143 Shares	534	886	(15)(17)
Renew Financial LLC (f/k/a Renewable Funding, LLC) (4)	Preferred Equity - Series B Preferred Stock	N/A	N/A	1,505,868 Shares	8,343	18,809	(13)
	Preferred Equity - Series D Preferred Stock	N/A	N/A	436,689 Shares	5,568	6,620	(13)
Renew JV LLC (4)	Common Equity/Interests - Membership Interests	N/A	N/A	N/A	3,065	5,207	(13)(17)
					17,510	31,522
Solarplicity Group
Solarplicity Group Limited (3)(4)	First Lien Secured Debt	N/A	11/30/22	£4,331	5,811	5,705	(13)(17)
Solarplicity UK Holdings Limited	First Lien Secured Debt	4.00%	03/08/23	£5,562	7,636	7,317	(17)
	Preferred Equity - Preferred Stock	N/A	N/A	4,286 Shares	5,862	4,752	(2)(13)(17)
	Common Equity/Interests - Ordinary Shares	N/A	N/A	2,825 Shares	4	974	(2)(13)(17)
					19,313	18,748
Westinghouse Electric Co LLC	First Lien Secured Debt	6.63% (1M L+450, 1.00% Floor)	01/11/19	30,000	30,000	30,000	(9)
Total Energy – Electricity					$76,823	$85,384
Energy – Oil & Gas
Glacier Oil & Gas Corp. (f/k/a Miller Energy Resources, Inc.) (5)	First Lien Secured Debt	8.00% Cash (10.00% PIK Toggle)	03/29/19	$15,000	$15,000	$15,000
	Second Lien Secured Debt	10.00% PIK (8.00% Cash Toggle)	03/29/21	31,279	31,279	31,279

APOLLO INVESTMENT CORPORATION
SCHEDULE OF INVESTMENTS (Unaudited)
June 30, 2018
(In thousands, except share data)

Industry / Company	Investment Type	Interest Rate (20)	Maturity Date	Par / Shares (12)		Cost (30)	Fair Value (1) (31)
	Common Equity/Interests - Common Stock	N/A	N/A		5,000,000 Shares	30,078	15,981	(13)
						76,357	62,260
Pelican Energy, LLC (4)	Common Equity/Interests - Membership Interests	N/A	N/A		1,444 Shares	20,108	8,148	(13)(17)(29)
SHD Oil & Gas, LLC (5)	First Lien Secured Debt - Tranche A Note	14.00% (8.00% Cash plus 6.00% PIK)	12/31/19		44,095	44,095	45,417
	First Lien Secured Debt - Tranche B Note	14.00% PIK	12/31/19		75,823	44,380	45,470	(13)(14)
	First Lien Secured Debt - Tranche C Note	12.00%	12/31/19		19,200	19,200	19,776
	First Lien Secured Debt - Unfunded Delayed Draw	0.00% Unfunded	12/31/19		2,800	—	—	(21)(23)
	Common Equity/Interests - Series A Units	N/A	N/A		7,600,000 Shares	1,411	—	(13)(29)
						109,086	110,663
Total Energy – Oil & Gas						$205,551	$181,071
Food & Grocery
Bumble Bee Foods
Bumble Bee Holdings, Inc.	First Lien Secured Debt	10.33% (3M L+800, 1.00% Floor)	08/15/23		$15,468	$15,193	$15,158
Connors Bros Clover Leaf Seafoods Company	First Lien Secured Debt	10.33% (3M L+800, 1.00% Floor)	08/15/23		4,382	4,304	4,294
						19,497	19,452
Grocery Outlet, Inc.	Second Lien Secured Debt	10.34% (1M L+825, 1.00% Floor)	10/21/22		25,000	24,796	25,250	(10)
Total Food & Grocery						$44,293	$44,702
Healthcare & Pharmaceuticals
Altasciences
9360-1367 Quebec Inc.	First Lien Secured Debt	8.58% (3M L+625, 1.00% Floor)	06/09/23		$2,891	$2,838	$2,805	(9)(17)
	First Lien Secured Debt	7.94% (3M L+625, 1.00% Floor)	06/09/23	C$	2,412	1,763	1,779	(9)(17)
Altasciences US Acquisition, Inc.	First Lien Secured Debt	8.58% (3M L+625, 1.00% Floor)	06/09/23		5,222	5,124	5,066	(9)
	First Lien Secured Debt - Revolver	8.61% (3M L+625, 1.00% Floor)	06/09/23		107	107	104	(9)(23)(28)
	First Lien Secured Debt - Unfunded Revolver	0.25% Unfunded	06/09/23		1,319	(26)	(40)	(8)(9)(21)(23)(28)
	First Lien Secured Debt - Unfunded Delayed Draw	0.50% Unfunded	06/09/23		2,851	(29)	(86)	(8)(9)(21)(23)(28)
						9,777	9,628
Amerivet Partners Management, Inc.	First Lien Secured Debt	7.85% (1M L+575, 1.00% Floor)	06/05/24		6,045	5,895	5,895	(9)
	First Lien Secured Debt - Unfunded Revolver	0.50% Unfunded	06/05/24		806	(21)	(20)	(8)(9)(21)(23)
	First Lien Secured Debt - Unfunded Delayed Draw	0.50% Unfunded	06/05/24		20,149	(225)	(499)	(8)(9)(21)(23)
						5,649	5,376
Analogic Corporation	First Lien Secured Debt	8.33% (3M L+600, 1.00% Floor)	06/22/24		27,391	26,710	27,117	(9)
	First Lien Secured Debt - Unfunded Revolver	0.50% Unfunded	06/22/23		2,609	(67)	(26)	(8)(9)(21)(23)
						26,643	27,091
Aptevo Therapeutics Inc.	First Lien Secured Debt	9.69% (1M L+760, 0.50% Floor)	02/01/21		8,571	8,739	8,563	(9)

APOLLO INVESTMENT CORPORATION
SCHEDULE OF INVESTMENTS (Unaudited)
June 30, 2018
(In thousands, except share data)

Industry / Company	Investment Type	Interest Rate (20)	Maturity Date	Par / Shares (12)	Cost (30)	Fair Value (1) (31)
Argon Medical Devices Holdings, Inc.	Second Lien Secured Debt	10.09% (1M L+800, 1.00% Floor)	01/23/26	21,300	21,198	21,580	(10)
Avalign Technologies, Inc.	Second Lien Secured Debt	10.38% (6M L+825, 1.00% Floor)	09/02/24	5,500	5,451	5,459	(10)
BioClinica Holding I, LP	Second Lien Secured Debt	10.63% (3M L+825, 1.00% Floor)	10/21/24	24,612	24,213	22,889	(10)
Genesis Healthcare, Inc.	First Lien Secured Debt	8.34% (3M L+600, 0.50% Floor)	03/06/23	25,000	24,649	24,652	(9)
	First Lien Secured Debt - Revolver	8.36% (3M L+600, 0.50% Floor)	03/06/23	9,966	9,966	9,828	(9)(23)
	First Lien Secured Debt - Revolver	5.86% (3M L+350, 0.50% Floor)	03/06/23	10,336	10,336	10,192	(9)(23)
	First Lien Secured Debt - Unfunded Revolver	0.50% Unfunded	03/06/23	40,567	(773)	(562)	(8)(9)(21)(23)
	First Lien Secured Debt - Unfunded Delayed Draw	2.00% Unfunded	03/06/23	9,131	(171)	(127)	(8)(9)(21)(23)
					44,007	43,983
Elements Behavioral Health, Inc.	Second Lien Secured Debt	15.09% (3M L+1275 PIK, 1.00% Floor)	02/11/20	12,353	11,911	—	(13)(14)
Invuity, Inc.	First Lien Secured Debt	8.59% (1M L+650, 1.50% Floor)	03/01/22	10,000	9,875	9,750	(9)
	First Lien Secured Debt - Revolver	5.34% (1M L+325, 1.50% Floor)	03/01/22	809	809	799	(9)(23)
	First Lien Secured Debt - Unfunded Revolver	0.50% Unfunded	03/01/22	1,191	(7)	(15)	(8)(9)(21)(23)
	Common Equity/Interests - Warrants	N/A	N/A	32,803 Warrants	180	69	(9)(13)
					10,857	10,603
Lanai Holdings III, Inc.	Second Lien Secured Debt	10.86% (3M L+850, 1.00% Floor)	08/28/23	17,391	17,009	16,696	(10)
LSCS Holdings, Inc	Second Lien Secured Debt	10.58% (3M L+825)	03/16/26	20,455	20,010	20,351
	Second Lien Secured Debt	10.34% (1M L+825)	03/16/26	3,864	3,780	3,844
	Second Lien Secured Debt - Unfunded Delayed Draw	0.00% Unfunded	03/16/26	682	(15)	(3)	(8)(21)(23)
					23,775	24,192
Maxor National Pharmacy Services, LLC	First Lien Secured Debt	8.33% (3M L+600, 1.00% Floor)	11/22/23	21,523	21,039	21,327	(9)
	First Lien Secured Debt - Unfunded Revolver	0.50% Unfunded	11/22/22	1,557	(11)	(14)	(8)(9)(21)(23)
					21,028	21,313
Oxford Immunotec, Inc.	First Lien Secured Debt	9.69% (1M L+760, 0.50% Floor)	10/01/21	9,750	9,918	9,950	(9)(17)
	First Lien Secured Debt - Unfunded Revolver	0.50% Unfunded	10/01/21	1,000	(3)	—	(9)(17)(21)(23)
					9,915	9,950
Partner Therapeutics, Inc	First Lien Secured Debt	8.74% (1M L+665, 1.00% Floor)	01/01/23	10,000	9,831	9,845	(9)
	Preferred Equity - Preferred Stock	N/A	N/A	55,556 Shares	333	333	(9)
	Common Equity/Interests - Warrants	N/A	N/A	33,333 Warrants	135	102	(9)(13)
					10,299	10,280
PTC Therapeutics, Inc	First Lien Secured Debt	8.24% (1M L+615, 1.00% Floor)	05/01/21	12,667	12,622	12,793	(9)(17)
	First Lien Secured Debt - Unfunded Delayed Draw	0.00% Unfunded	05/01/21	6,333	(22)	—	(9)(17)(21)(23)
					12,600	12,793
RiteDose Holdings I, Inc.	First Lien Secured Debt	8.84% (3M L+650, 1.00% Floor)	09/13/23	14,925	14,504	14,367	(9)
	First Lien Secured Debt - Unfunded Revolver	0.50% Unfunded	09/13/22	2,000	(55)	(66)	(8)(9)(21)(23)
					14,449	14,301

APOLLO INVESTMENT CORPORATION
SCHEDULE OF INVESTMENTS (Unaudited)
June 30, 2018
(In thousands, except share data)

Industry / Company	Investment Type	Interest Rate (20)	Maturity Date	Par / Shares (12)	Cost (30)	Fair Value (1) (31)
Teladoc, Inc.	First Lien Secured Debt - Unfunded Revolver	0.50% Unfunded	07/14/20	1,306	(44)	(1)	(8)(17)(21)(23)
	First Lien Secured Debt - Letters of Credit	7.25%	1/12/19 - 5/15/20	360	—	—	(8)(17)(23)
					(44)	(1)
TherapeuticsMD, Inc.	First Lien Secured Debt	9.84% (1M L+775, 2.00% Floor)	05/01/23	22,500	22,290	22,275	(9)(17)
	First Lien Secured Debt - Unfunded Delayed Draw	0.00% Unfunded	05/01/23	37,500	(370)	(375)	(8)(9)(17)(21)(23)
					21,920	21,900
Wright Medical Group, Inc.	First Lien Secured Debt	9.94% (1M L+785, 1.00% Floor)	12/23/21	6,667	6,539	6,533	(9)(17)
	First Lien Secured Debt - Revolver	6.34% (1M L+425, 0.75% Floor)	12/23/21	11,933	11,933	11,933	(9)(17)(23)
	First Lien Secured Debt - Unfunded Revolver	0.50% Unfunded	12/23/21	38,067	(348)	—	(9)(17)(21)(23)
	First Lien Secured Debt - Unfunded Delayed Draw	0.00% Unfunded	12/23/21	6,667	(89)	(133)	(8)(9)(17)(21)(23)
					18,035	18,333
Total Healthcare & Pharmaceuticals					$317,431	$304,929
High Tech Industries
BCPE Burgundy Merger Sub, Inc.	First Lien Secured Debt	5.58% (1M L+350)	06/22/25	$30,000	$30,000	$30,000
	Second Lien Secured Debt	9.58% (1M L+750)	06/22/26	12,500	12,500	12,500
	First Lien Secured Debt - Unfunded Revolver	0.50% Unfunded	06/22/23	3,333	—	—	(21)(23)
					42,500	42,500
ChyronHego Corporation	First Lien Secured Debt	7.43% (3M L+643, 1.00% Floor)	03/09/20	35,044	34,776	33,643	(18)
DigiCert Holdings, Inc.	Second Lien Secured Debt	10.09% (1M L+800, 1.00% Floor)	10/31/25	20,196	20,103	19,780	(10)
International Cruise & Excursion Gallery, Inc.	First Lien Secured Debt	7.58% (3M L+525, 1.00% Floor)	06/06/25	15,000	14,701	14,703
LabVantage Solutions
LabVantage Solutions Inc.	First Lien Secured Debt	9.59% (1M L+750, 1.00% Floor)	12/29/20	13,500	13,279	13,365
LabVantage Solutions Limited	First Lien Secured Debt	8.50% (1M E+750, 1.00% Floor)	12/29/20	€12,367	13,089	14,295	(17)
	First Lien Secured Debt - Revolver	8.50% (1M E+750, 1.00% Floor)	12/29/20	€609	750	704	(17)(23)
	First Lien Secured Debt - Unfunded Revolver	0.50% Unfunded	12/29/20	€2,827	(57)	(33)	(8)(17)(21)(23)
					27,061	28,331
Omnitracs, LLC	First Lien Secured Debt - Unfunded Revolver	0.50% Unfunded	03/23/23	3,750	(319)	(338)	(8)(21)(23)
Smokey Merger Sub, Inc.	Second Lien Secured Debt	10.82% (3M L+850, 1.00% Floor)	05/24/24	30,000	29,240	29,400	(9)
Telestream Holdings Corporation	First Lien Secured Debt	7.61% (3M L +645, 1.00% Floor)	03/24/22	36,655	36,372	35,738	(18)
Tibco Software Inc.	First Lien Secured Debt - Unfunded Revolver	0.50% Unfunded	12/05/19	6,000	(17)	(840)	(8)(21)(23)
ZPower, LLC	First Lien Secured Debt	9.84% (1M L+775, 1.00% Floor)	07/01/22	6,667	6,634	6,624	(9)
	First Lien Secured Debt - Unfunded Delayed Draw	0.00% Unfunded	07/01/22	1,667	(7)	(11)	(8)(9)(21)(23)

APOLLO INVESTMENT CORPORATION
SCHEDULE OF INVESTMENTS (Unaudited)
June 30, 2018
(In thousands, except share data)

Industry / Company	Investment Type	Interest Rate (20)	Maturity Date	Par / Shares (12)	Cost (30)	Fair Value (1) (31)
	Common Equity/Interests - Warrants	N/A	N/A	29,630 Warrants	48	76	(9)(13)
					6,675	6,689
Total High Tech Industries					$211,092	$209,606
Hotel, Gaming, Leisure, Restaurants
GFRC Holdings LLC	First Lien Secured Debt	10.30% (3M L+800 Cash (L+800 PIK Toggle), 1.50% Floor)	02/01/22	$2,500	$2,500	$2,500
Total Hotel, Gaming, Leisure, Restaurants					$2,500	$2,500
Insurance
Confie Seguros Holding II Co.	Second Lien Secured Debt	11.81% (3M L+950, 1.25% Floor)	05/08/19	$21,844	$21,815	$21,298	(10)
Total Insurance					$21,815	$21,298
Manufacturing, Capital Equipment
MedPlast Holdings Inc.	Second Lien Secured Debt	10.80% (2M L+875, 1.00% Floor)	06/06/23	$8,000	$7,840	$8,080	(10)
	Second Lien Secured Debt	10.09% (3M L+775)	07/02/26	8,000	7,920	8,080	(10)
					15,760	16,160
Power Products, LLC	Second Lien Secured Debt	11.36% (3M L+900, 1.00% Floor)	12/20/23	32,500	31,608	32,236	(9)
Total Manufacturing, Capital Equipment					$47,368	$48,396
Media – Diversified & Production
SESAC Holdco II LLC	First Lien Secured Debt - Unfunded Revolver	0.50% Unfunded	02/23/22	$587	$(39)	$(44)	(8)(21)(23)
	Second Lien Secured Debt	9.34% (1M L+725, 1.00% Floor)	02/24/25	3,241	3,214	3,224	(10)
Total Media – Diversified & Production					$3,175	$3,180
Metals & Mining
Magnetation, LLC	First Lien Secured Debt	10.34% (3M L+800 Cash (PIK Toggle))	12/31/19	$1,352	$1,273	$405	(13)(14)
Total Metals & Mining					$1,273	$405
Telecommunications
IPC Corporation	First Lien Secured Debt	7.34% (3M L+500, 1.00% Floor)	08/06/21	$10,000	$9,905	$9,900	(9)
Securus Technologies Holdings, Inc.	Second Lien Secured Debt	10.34% (1M L+825, 1.00% Floor)	11/01/25	12,878	12,760	12,932	(10)
UniTek Global Services Inc.	First Lien Secured Debt	10.83% (3M L+850, 1.00% Floor)	01/13/19	30,597	30,597	31,515
	First Lien Secured Debt - Unfunded Revolver	0.50% Unfunded	01/13/19	5,000	—	—	(21)(23)
	First Lien Secured Debt - Letters of Credit	7.50%	01/13/19	5,749	—	—	(23)
	Unsecured Debt	15.00% PIK	07/13/19	10,290	10,290	10,599
					40,887	42,114
Wave Holdco Merger Sub, Inc.	Second Lien Secured Debt	13.25% (P+825)	05/27/23	10,000	9,819	9,993
Total Telecommunications					$73,371	$74,939
Transportation – Cargo, Distribution
Dynamic Product Tankers, LLC (5)	First Lien Secured Debt	9.33% (3M L+700)	06/30/23	$42,000	$41,800	$42,000	(17)
	First Lien Secured Debt - Letters of Credit	2.25%	9/20/18 - 1/31/21	2,750	—	—	(17)(23)
	Common Equity/Interests - Class A Units	N/A	N/A	N/A	48,106	40,075	(17)(24)
					89,906	82,075

APOLLO INVESTMENT CORPORATION
SCHEDULE OF INVESTMENTS (Unaudited)
June 30, 2018
(In thousands, except share data)

Industry / Company	Investment Type	Interest Rate (20)	Maturity Date	Par / Shares (12)	Cost (30)	Fair Value (1) (31)
MSEA Tankers LLC (5)	Common Equity/Interests - Class A Units	N/A	N/A	N/A	74,450	72,278	(17)(25)
PT Intermediate Holdings III, LLC	Second Lien Secured Debt	10.33% (3M L+800, 1.00% Floor)	12/08/25	9,375	9,287	9,516	(10)
Total Transportation – Cargo, Distribution					$173,643	$163,869
Utilities – Electric
Asset Repackaging Trust Six B.V.	Structured Products and Other	12.81%	05/18/27	$58,411	$26,137	$28,741	(11)(17)(19)
Total Utilities – Electric					$26,137	$28,741
Total Investments before Cash Equivalents and Option Contracts					$2,513,417	$2,495,459
J.P. Morgan U.S. Government Money Market Fund	N/A	N/A	N/A	$11,612	$11,612	$11,612	(22)
Total Investments after Cash Equivalents and before Option Contracts					$2,525,029	$2,507,071

Counterparty	Instrument	Exercise Price	Maturity Date	Number of Contracts	Notional Amount (27)	Cost (Proceeds)	Fair Value (1)
Purchased Put Options
CME Group	WTI Crude Oil Put Options	$42.05	12/31/19	125	$5,256	$150	$131	(10)
CME Group	WTI Crude Oil Put Options	45.00	7/31/18 - 4/30/19	1,558	70,110	3,042	217	(10)
Total Purchased Put Options						$3,192	$348	(16)
Written Call Options
CME Group	WTI Crude Oil Call Options	$54.30	7/31/18 - 3/29/19	369	$(20,037)	$(957)	$(5,804)	(10)
CME Group	WTI Crude Oil Call Options	55.00	7/31/18 - 3/29/19	369	(20,295)	(921)	(5,571)	(10)
CME Group	WTI Crude Oil Call Options	57.50	7/31/18 - 4/30/19	410	(23,575)	(859)	(5,228)	(10)
CME Group	WTI Crude Oil Call Options	62.75	7/31/18 - 4/30/19	410	(25,728)	(503)	(3,495)	(10)
CME Group	WTI Crude Oil Call Options	85.00	12/31/19	125	(10,625)	(150)	(160)	(10)
Total Written Call Options						$(3,390)	$(20,258)	(16)
Total Investments after Cash Equivalents and Option Contracts						$2,524,831	$2,487,161	(6)(7)
____________________

(1)	Fair value is determined in good faith by or under the direction of the Board of Directors of the Company (See Note 2 to the financial statements).

(2)	Preferred and ordinary shares in Solarplicity UK Holdings Limited are GBP denominated equity investments.

(3)
Denotes investments in which the Company owns greater than 25% of the equity, where the governing documents of each entity preclude the Company from exercising a controlling influence over the management or policies of such entity. The Company does not have the right to elect or appoint more than 25% of the directors or another party has the right to elect or appoint more directors than the Company and has the right to appoint certain members of senior management. Therefore, the Company has determined that these entities are not controlled affiliates. As of June 30, 2018, we had a 100% and 28% equity ownership interest in Golden Bear 2016-R, LLC and Solarplicity Group Limited, respectively. Equity ownership in Solarplicity Group Limited was written off as it was deemed worthless.

APOLLO INVESTMENT CORPORATION
SCHEDULE OF INVESTMENTS (Unaudited)
June 30, 2018
(In thousands, except share data)

(4)
Denotes investments in which we are an “Affiliated Person,” as defined in the 1940 Act, due to holding the power to vote or owning 5% or more of the outstanding voting securities of the investment but not controlling the company. Fair value as of March 31, 2018 and June 30, 2018 along with transactions during the three months ended June 30, 2018 in these affiliated investments are as follows:

Name of Issuer	Fair Value at March 31, 2018	Gross Additions ●	Gross Reductions ■	Net Change in Unrealized Gains (Losses)	Fair Value at June 30, 2018	Net Realized Gains (Losses)	Interest/Dividend/Other Income
AIC SPV Holdings II, LLC, Preferred Stock	$925	$—	$—	$(39)	$886	$—	$23
AMP Solar Group, Inc., Class A Common Unit	5,051	—	—	63	5,114	—	—
Golden Bear 2016-R, LLC, Membership Interests	14,147	42	—	(555)	13,634	—	289
Pelican Energy, LLC, Membership Interests	12,946	—	(4,333)	(465)	8,148	—	—
Renew Financial LLC (f/k/a Renewable Funding, LLC), Series B Preferred Stock	19,035	—	—	(226)	18,809	—	—
Renew Financial LLC (f/k/a Renewable Funding, LLC), Series D Preferred Stock	6,676	—	—	(56)	6,620	—	—
Renew JV LLC, Membership Interests	4,111	360	(35)	771	5,207	—	—
Solarplicity Group Limited, First Lien Term Loan	6,063	—	—	(358)	5,705	—	—
	$68,954	$402	$(4,368)	$(865)	$64,123	$—	$312
____________________
● Gross additions includes increases in the basis of investments resulting from new portfolio investments, payment-in-kind interest or dividends, the accretion of discounts, the exchange of one or more existing securities for one or more new securities and the movement of an existing portfolio company into this category from a different category.
■ Gross reductions include decreases in the basis of investments resulting from principal collections related to investment repayments or sales, the amortization of premiums, the exchange of one or more existing securities for one or more new securities and the movement of an existing portfolio company out of this category into a different category.

APOLLO INVESTMENT CORPORATION
SCHEDULE OF INVESTMENTS (Unaudited)
June 30, 2018
(In thousands, except share data)

(5)
Denotes investments in which we are deemed to exercise a controlling influence over the management or policies of a company, as defined in the 1940 Act, due to beneficially owning, either directly or through one or more controlled companies, more than 25% of the outstanding voting securities of the investment. Fair value as of March 31, 2018 and June 30, 2018 along with transactions during the three months ended June 30, 2018 in these controlled investments are as follows:

Name of Issuer	Fair Value at March 31, 2018	Gross Additions ●	Gross Reductions ■	Net Change in Unrealized Losses	Fair Value at June 30, 2018	Net Realized Losses	Interest/Dividend/Other Income
Dynamic Product Tankers, LLC, First Lien Term Loan	$42,000	$10	$—	$(10)	$42,000	$—	$976
Dynamic Product Tankers, LLC, Letters of Credit	—	—	—	—	—	—	—
Dynamic Product Tankers, LLC, Class A Units	41,479	—	—	(1,404)	40,075	—	—
Glacier Oil & Gas Corp. (f/k/a Miller Energy Resources, Inc.), First Lien Term Loan	15,000	—	—	—	15,000	—	303
Glacier Oil & Gas Corp. (f/k/a Miller Energy Resources, Inc.), Second Lien Term Loan	30,510	769	—	—	31,279	—	778
Glacier Oil & Gas Corp. (f/k/a Miller Energy Resources, Inc.), Common Stock	20,303	—	—	(4,322)	15,981	—	—
Merx Aviation Finance Assets Ireland Limited, Letters of Credit	—	—	—	—	—	—	—
Merx Aviation Finance, LLC, Letter of Credit	—	—	—	—	—	—	—
Merx Aviation Finance, LLC, Revolver	359,800	91,000	—	—	450,800	—	11,727
Merx Aviation Finance, LLC, Membership Interests	42,381	—	—	9,620	52,001	—	3,500
MSEA Tankers LLC, Class A Units	72,256	—	—	22	72,278	—	1,765
SHD Oil & Gas, LLC, Tranche A Note	44,739	659	—	19	45,417	—	1,552
SHD Oil & Gas, LLC, Tranche B Note	40,816	—	—	4,654	45,470	—	—
SHD Oil & Gas, LLC, Tranche C Note	19,776	—	—	—	19,776	—	582
SHD Oil & Gas, LLC, Unfunded Tranche C Note	—	—	—	—	—	—	—
SHD Oil & Gas, LLC, Series A Units	—	—	—	—	—	—	—
	$729,060	$92,438	$—	$8,579	$830,077	$—	$21,183
____________________
● Gross additions includes increases in the basis of investments resulting from new portfolio investments, payment-in-kind interest or dividends, the accretion of discounts, the exchange of one or more existing securities for one or more new securities and the movement of an existing portfolio company into this category from a different category.
■ Gross reductions include decreases in the basis of investments resulting from principal collections related to investment repayments or sales, the amortization of premiums, the exchange of one or more existing securities for one or more new securities and the movement of an existing portfolio company out of this category into a different category.

As of June 30, 2018, the Company had a 85%, 47%, 100%, 98% and 38% equity ownership interest in Dynamic Product Tankers, LLC; Glacier Oil & Gas Corp. (f/k/a Miller Energy Resources, Inc.); Merx Aviation Finance, LLC; MSEA Tankers, LLC; and SHD Oil & Gas, LLC (f/k/a Spotted Hawk Development LLC), respectively.

(6)	Aggregate gross unrealized gain and loss for federal income tax purposes is $150,806 and $182,905, respectively. Net unrealized loss is $32,099 based on a tax cost of $2,519,260.

(7)
Substantially all securities are pledged as collateral to our multi-currency revolving credit facility (the “Senior Secured Facility” as defined in Note 8 to the financial statements). As such, these securities are not available as collateral to our general creditors.

(8)	The negative fair value is the result of the commitment being valued below par.

(9)
These are co-investments made with the Company’s affiliates in accordance with the terms of the exemptive order the Company received from the Securities and Exchange Commission (the “SEC”) permitting us to do so. (See Note 3 to the financial statements for discussion of the exemptive order from the SEC.)

(10)
Other than the investments noted by this footnote, the fair value of the Company’s investments is determined using unobservable inputs that are significant to the overall fair value measurement. See Note 2 to the financial statements for more information regarding ASC 820, Fair Value Measurements (“ASC 820”).

APOLLO INVESTMENT CORPORATION
SCHEDULE OF INVESTMENTS (Unaudited)
June 30, 2018
(In thousands, except share data)

(11)
These securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.

(12)	Par amount is denominated in USD unless otherwise noted, Euro (“€”), British Pound (“£”), and Canadian Dollar (“C$”).

(13)	Non-income producing security.

(14)	Non-accrual status (See Note 2 to the financial statements).

(15)	The underlying investments of AIC SPV Holdings II, LLC is a securitization in which the Company owns preferred shares representing 14.25% economic interest.

(16)
Refer to Note 7 to the financial statements for details of the Offsetting Assets and Liabilities. On the Statement of Assets and Liabilities, the fair value of purchased put options and written call options that are settled-to-market are offset against the cash collateral posted with the clearing house as variation margin amounting to $18,704.

(17)
Investments that the Company has determined are not “qualifying assets” under Section 55(a) of the 1940 Act. Under the 1940 Act, we may not acquire any non-qualifying asset unless, at the time such acquisition is made, qualifying assets represent at least 70% of our total assets. The status of these assets under the 1940 Act is subject to change. The Company monitors the status of these assets on an ongoing basis. As of June 30, 2018, non-qualifying assets represented approximately 14.14% of the total assets of the Company.

(18)	In addition to the interest earned based on the stated rate of this loan, the Company may be entitled to receive additional interest as a result of its arrangement with other lenders in a syndication.

(19)	This investment represents a leveraged subordinated interest in a trust that holds one foreign currency denominated bond and a derivative instrument.

(20)
Generally, the interest rate on floating interest rate investments is at benchmark rate plus spread. The borrower has an option to choose the benchmark rate, such as the London Interbank Offered Rate (“LIBOR”), the Euro Interbank Offered Rate (“EURIBOR”), the federal funds rate or the prime rate. The spread may change based on the type of rate used. The terms in the Schedule of Investments disclose the actual interest rate in effect as of the reporting period. LIBOR loans are typically indexed to 30-day, 60-day, 90-day or 180-day LIBOR rates (1M L, 2M L, 3M L or 6M L, respectively), and EURIBOR loans are typically indexed to 90-day EURIBOR rates (3M E), at the borrower’s option. LIBOR and EURIBOR loans may be subject to interest floors. As of June 30, 2018, rates for 1M L, 2M L, 3M L, 6M L, 1M E, 3M E, and Prime are 2.09%, 2.17%, 2.34%, 2.50%, (0.39%), (0.36%) and 5.00%, respectively.

(21)	The rates associated with these undrawn committed revolvers and delayed draw term loans represent rates for commitment and unused fees.

(22)	This security is included in the Cash and Cash Equivalents on the Statements of Assets and Liabilities.

APOLLO INVESTMENT CORPORATION
SCHEDULE OF INVESTMENTS (Unaudited)
June 30, 2018
(In thousands, except share data)

(23)
As of June 30, 2018, the Company had the following commitments to fund various revolving and delayed draw senior secured and subordinated loans, including commitments to issue letters of credit through a financial intermediary on behalf of certain portfolio companies. Such commitments are subject to the satisfaction of certain conditions set forth in the documents governing these loans and letters of credit and there can be no assurance that such conditions will be satisfied. See Note 10 to the financial statements for further information on revolving and delayed draw loan commitments, including commitments to issue letters of credit, related to certain portfolio companies.

Portfolio Company	Total Commitment	Drawn Commitment	Letters of Credit	Undrawn Commitment
ABG Intermediate Holdings 2, LLC	$1,139	$—	$—	$1,139
Access CIG, LLC	969	—	—	969
Aero Operating LLC	4,812	—	—	4,812
Altasciences US Acquisition, Inc.	4,277	107	—	4,170
American Media, Inc.	1,778	711	—	1,067
Amerivet Partners Management, Inc.	20,955	—	—	20,955
Analogic Corporation	2,609	—	—	2,609
BCPE Burgundy Merger Sub, Inc.	3,333	—	—	3,333
Carbonfree Caustic SPE LLC	6,111	—	—	6,111
Dynamic Product Tankers, LLC	2,750	—	2,750	—
Eagle Foods Family Group, LLC	3,750	833	—	2,917
Erickson Inc	45,000	26,014	6,862	12,124
Genesis Healthcare, Inc.	70,000	20,302	—	49,698
Invuity, Inc.	2,000	809	—	1,191
LabVantage Solutions Limited*	4,011	711	—	3,300
LSCS Holdings, Inc	682	—	—	682
Maxor National Pharmacy Services, LLC	1,557	—	—	1,557
Merx Aviation Finance Assets Ireland Limited	3,600	—	3,600	—
Merx Aviation Finance, LLC	177	—	177	—
Newscycle Solutions, Inc.	500	160	—	340
Omnitracs, LLC	3,750	—	—	3,750
Oxford Immunotec, Inc.	1,000	—	—	1,000
PSI Services, LLC*	459	—	—	459
PTC Therapeutics, Inc	6,333	—	—	6,333
Purchasing Power, LLC	4,500	2,179	—	2,321
RA Outdoors, LLC	1,200	—	—	1,200
RiteDose Holdings I, Inc.	2,000	—	—	2,000
SESAC Holdco II LLC	587	—	—	587
SHD Oil & Gas, LLC	2,800	—	—	2,800
Simplifi Holdings, Inc.	2,400	—	—	2,400
Teladoc, Inc.	1,666	—	360	1,306
Ten-X, LLC	4,680	—	—	4,680
TherapeuticsMD, Inc.	37,500	—	—	37,500
Tibco Software Inc.	6,000	—	—	6,000
TricorBraun Holdings, Inc.	5,625	1,950	—	3,675
UniTek Global Services Inc.	10,749	—	5,749	5,000
Wright Medical Group, Inc.	56,667	11,933	—	44,734
ZPower, LLC	1,667	—	—	1,667
Total Commitments	$329,593	$65,709	$19,498	$244,386
____________________
* These investments are in a foreign currency and the total commitment has been converted to USD using the June 30, 2018 exchange rate.

APOLLO INVESTMENT CORPORATION
SCHEDULE OF INVESTMENTS (Unaudited)
June 30, 2018
(In thousands, except share data)

(24)
As of June 30, 2018, Dynamic Product Tankers, LLC had various classes of limited liability interests outstanding of which the Company holds Class A-1 and Class A-3 units which are identical except that Class A-1 unit is voting and Class A-3 unit is non-voting. The units entitle the Company to appoint three out of five managers to the board of managers.

(25)
As of June 30, 2018, MSEA Tankers, LLC had various classes of limited liability interests outstanding of which the Company holds Class A-1 and Class A-2 units which are identical except that Class A-1 unit is voting and Class A-2 unit is non-voting. The units entitle the Company to appoint two out of three managers to the board of managers.

(26)	The Company holds three classes of warrants in Sprint Industrial Holdings, LLC. The Company holds 5,595 warrants of Class G, 507 warrants of Class H, and 1,239 warrants of Class I.

(27)	The notional value represents the number of contracts open multiplied by the exercise price as of June 30, 2018.

(28)
The unused line fees of 0.50% and 0.25% are collected for the Unfunded Delayed Draw and Unfunded Revolver, respectively from both Altasciences US Acquisition, Inc. and Altasciences/9360-1367 Quebec Inc. as each borrower has access to the respective lending facilities.

(29)
AIC Spotted Hawk Holdings, LLC, AIC SHD Holdings, LLC and AIC Pelican Holdings, LLC are consolidated wholly-owned special purpose vehicles which only hold equity investments of the underlying portfolio companies and have no other significant assets or liabilities. AIC Spotted Hawk Holdings, LLC and AIC SHD Holdings, LLC hold equity investments in SHD Oil & Gas, LLC. AIC Pelican Holdings, LLC holds an equity investment in Pelican Energy, LLC.

APOLLO INVESTMENT CORPORATION
SCHEDULE OF INVESTMENTS (Unaudited)
June 30, 2018
(In thousands, except share data)

(30)	The following shows the composition of the Company’s portfolio at cost by control designation, investment type and industry as of June 30, 2018:

Industry	First Lien - Secured Debt	Second Lien - Secured Debt	Unsecured Debt	Structured Products and Other	Preferred Equity	Common Equity/Interests	Warrants	Total
Non-Controlled/Non-Affiliated Investments
Advertising, Printing & Publishing	$38,149	$5,489	$—	$—	$—	$—	$—	$43,638
Aerospace & Defense	25,602	47,034	—	—	—	—	—	72,636
Automotive	14,587	26,336	—	—	—	1,714	—	42,637
Beverage, Food & Tobacco	25,515	—	—	—	—	—	—	25,515
Business Services	107,849	224,257	80,000	—	—	4,500	—	416,606
Chemicals, Plastics & Rubber	51,805	14,434	—	—	—	7,500	—	73,739
Consumer Goods – Durable	14,429	24,664	—	—	—	—	—	39,093
Consumer Goods – Non-Durable	—	28,097	—	—	—	—	—	28,097
Consumer Services	—	24,654	—	—	—	—	—	24,654
Containers, Packaging & Glass	1,604	18,107	—	—	—	—	—	19,711
Diversified Investment Vehicles, Banking, Finance, Real Estate	1,798	12,874	—	25,599	—	—	—	40,271
Energy – Electricity	37,636	—	—	—	5,862	4	—	43,502
Food & Grocery	19,497	24,796	—	—	—	—	—	44,293
Healthcare & Pharmaceuticals	213,226	103,557	—	—	333	—	315	317,431
High Tech Industries	149,201	61,843	—	—	—	—	48	211,092
Hotel, Gaming, Leisure, Restaurants	2,500	—	—	—	—	—	—	2,500
Insurance	—	21,815	—	—	—	—	—	21,815
Manufacturing, Capital Equipment	—	47,368	—	—	—	—	—	47,368
Media – Diversified & Production	(39)	3,214	—	—	—	—	—	3,175
Metals & Mining	1,273	—	—	—	—	—	—	1,273
Telecommunications	40,502	22,579	10,290	—	—	—	—	73,371
Transportation – Cargo, Distribution	—	9,287	—	—	—	—	—	9,287
Utilities – Electric	—	—	—	26,137	—	—	—	26,137
Total Non-Controlled/ Non-Affiliated Investments	$745,134	$720,405	$90,290	$51,736	$6,195	$13,718	$363	$1,627,841
Non-Controlled/Affiliated Investments
Diversified Investment Vehicles, Banking, Finance, Real Estate	$—	$—	$—	$16,548	$—	$—	$—	$16,548
Energy – Electricity	5,811	—	—	—	14,445	13,065	—	33,321
Energy – Oil & Gas	—	—	—	—	—	20,108	—	20,108
Total Non-Controlled/Affiliated Investments	$5,811	$—	$—	$16,548	$14,445	$33,173	$—	$69,977
Controlled Investments
Aviation and Consumer Transport	$450,800	$—	$—	$—	$—	$15,000	$—	$465,800
Energy – Oil & Gas	122,675	31,279	—	—	—	31,489	—	185,443
Transportation – Cargo, Distribution	41,800	—	—	—	—	122,556	—	164,356
Total Controlled Investments	$615,275	$31,279	$—	$—	$—	$169,045	$—	$815,599
Total	$1,366,220	$751,684	$90,290	$68,284	$20,640	$215,936	$363	$2,513,417

APOLLO INVESTMENT CORPORATION
SCHEDULE OF INVESTMENTS (Unaudited)
June 30, 2018
(In thousands, except share data)

(31)	The following shows the composition of the Company’s portfolio at fair value by control designation, investment type and industry as of June 30, 2018:

Industry	First Lien - Secured Debt	Second Lien - Secured Debt	Unsecured Debt	Structured Products and Other	Preferred Equity	Common Equity/Interests	Warrants	Total	% of Net Assets
Non-Controlled / Non-Affiliated Investments
Advertising, Printing & Publishing	$39,088	$5,591	$—	$—	$—	$—	$—	$44,679	3.2%
Aerospace & Defense	25,003	47,822	—	—	—	—	—	72,825	5.2%
Automotive	14,545	26,096	—	—	—	100	—	40,741	2.9%
Beverage, Food & Tobacco	25,510	—	—	—	—	—	—	25,510	1.8%
Business Services	108,831	225,148	80,000	—	—	4,500	—	418,479	30.1%
Chemicals, Plastics & Rubber	46,457	15,532	—	—	—	—	—	61,989	4.5%
Consumer Goods – Durable	14,018	24,660	—	—	—	471	—	39,149	2.8%
Consumer Goods – Non-Durable	—	28,428	—	—	—	—	—	28,428	2.0%
Consumer Services	—	24,645	—	—	—	—	—	24,645	1.8%
Containers, Packaging & Glass	1,954	11,770	—	—	—	—	—	13,724	1.0%
Diversified Investment Vehicles, Banking, Finance, Real Estate	1,789	13,048	—	24,998	—	—	—	39,835	2.9%
Energy – Electricity	37,317	—	—	—	4,752	974	—	43,043	3.1%
Food & Grocery	19,452	25,250	—	—	—	—	—	44,702	3.2%
Healthcare & Pharmaceuticals	213,609	90,816	—	—	333	—	171	304,929	21.9%
High Tech Industries	147,850	61,680	—	—	—	—	76	209,606	15.1%
Hotel, Gaming, Leisure, Restaurants	2,500	—	—	—	—	—	—	2,500	0.2%
Insurance	—	21,298	—	—	—	—	—	21,298	1.5%
Manufacturing, Capital Equipment	—	48,396	—	—	—	—	—	48,396	3.5%
Media – Diversified & Production	(44)	3,224	—	—	—	—	—	3,180	0.2%
Metals & Mining	405	—	—	—	—	—	—	405	0%
Telecommunications	41,415	22,925	10,599	—	—	—	—	74,939	5.4%
Transportation – Cargo, Distribution	—	9,516	—	—	—	—	—	9,516	0.7%
Utilities – Electric	—	—	—	28,741	—	—	—	28,741	2.1%
Total Non-Controlled / Non-Affiliated Investments	$739,699	$705,845	$90,599	$53,739	$5,085	$6,045	$247	$1,601,259	115.1%
% of Net Assets	53.2%	50.7%	6.5%	3.9%	0.4%	0.4%	0%	115.1%
Non-Controlled / Affiliated Investments
Diversified Investment Vehicles, Banking, Finance, Real Estate	$—	$—	$—	$13,634	$—	$—	$—	$13,634	1.0%
Energy – Electricity	5,705	—	—	—	26,315	10,321	—	42,341	3.0%
Energy – Oil & Gas	—	—	—	—	—	8,148	—	8,148	0.6%
Total Non-Controlled / Affiliated Investments	$5,705	$—	$—	$13,634	$26,315	$18,469	$—	$64,123	4.6%
% of Net Assets	0.4%	—%	—%	1.0%	1.9%	1.3%	—%	4.6%
Controlled Investments
Aviation and Consumer Transport	$450,800	$—	$—	$—	$—	$52,001	$—	$502,801	36.2%
Energy – Oil & Gas	125,663	31,279	—	—	—	15,981	—	172,923	12.4%
Transportation – Cargo, Distribution	42,000	—	—	—	—	112,353	—	154,353	11.1%
Total Controlled Investments	$618,463	$31,279	$—	$—	$—	$180,335	$—	$830,077	59.7%
% of Net Assets	44.5%	2.2%	—%	—%	—%	13.0%	—%	59.7%
Total	$1,363,867	$737,124	$90,599	$67,373	$31,400	$204,849	$247	$2,495,459	179.4%
% of Net Assets	98.1%	52.9%	6.5%	4.9%	2.3%	14.7%	0%	179.4%

APOLLO INVESTMENT CORPORATION
SCHEDULE OF INVESTMENTS (Unaudited)
June 30, 2018
(In thousands, except share data)

Industry Classification	Percentage of Total Investments (at Fair Value) as of June 30, 2018
Aviation and Consumer Transport	20.1%
Business Services	16.8%
Healthcare & Pharmaceuticals	12.2%
High Tech Industries	8.4%
Energy – Oil & Gas	7.3%
Transportation – Cargo, Distribution	6.6%
Energy – Electricity	3.4%
Telecommunications	3.0%
Aerospace & Defense	2.9%
Chemicals, Plastics & Rubber	2.5%
Diversified Investment Vehicles, Banking, Finance, Real Estate	2.2%
Manufacturing, Capital Equipment	1.9%
Food & Grocery	1.8%
Advertising, Printing & Publishing	1.8%
Automotive	1.6%
Consumer Goods – Durable	1.6%
Utilities – Electric	1.2%
Consumer Goods – Non-durable	1.1%
Beverage, Food & Tobacco	1.0%
Consumer Services	1.0%
Insurance	0.9%
Containers, Packaging & Glass	0.5%
Media – Diversified & Production	0.1%
Hotel, Gaming, Leisure, Restaurants	0.1%
Metals & Mining	0.0%
Total Investments	100.0%

APOLLO INVESTMENT CORPORATION
SCHEDULE OF INVESTMENTS
March 31, 2018
(In thousands, except share data)

Industry / Company	Investment Type	Interest Rate (20)	Maturity Date	Par / Shares (12)	Cost (30)	Fair Value (1) (31)
Advertising, Printing & Publishing
A-L Parent LLC	Second Lien Secured Debt	9.13% (1M L+725, 1.00% Floor)	12/02/24	$7,536	$7,473	$7,611
American Media, Inc.	First Lien Secured Debt	10.75% (3M L+900, 1.00% Floor)	08/24/20	13,867	13,596	14,213
	First Lien Secured Debt - Revolver	11.25% (3M L+900, 1.00% Floor)	08/24/20	948	948	963	(23)
	First Lien Secured Debt - Unfunded Revolver	0.50% Unfunded	08/24/20	746	(32)	—	(21)(23)
	First Lien Secured Debt - Letter of Credit	9.00%	08/24/20	84	—	—	(23)
					14,512	15,176
Simplifi Holdings, Inc.	First Lien Secured Debt	8.39% (1M L+650, 1.00% Floor)	09/28/22	12,139	11,812	11,775	(9)
	First Lien Secured Debt - Unfunded Revolver	0.50% Unfunded	09/28/22	2,400	(65)	(72)	(8)(9)(21)(23)
					11,747	11,703
Total Advertising, Printing & Publishing					$33,732	$34,490
Aerospace & Defense
Erickson Inc	First Lien Secured Debt - Revolver	9.81% (3M L+750, 1.00% Floor)	04/28/22	$21,140	$21,140	$20,823	(9)(23)
	First Lien Secured Debt - Unfunded Revolver	0.50% Unfunded	04/28/22	16,201	(458)	(243)	(8)(9)(21)(23)
	First Lien Secured Debt - Letter of Credit	7.50%	04/01/18	277	—	(4)	(8)(9)(23)
	First Lien Secured Debt - Letter of Credit	7.50%	06/20/18	43	—	—	(8)(9)(23)
	First Lien Secured Debt - Letter of Credit	7.50%	06/25/18	4	—	—	(8)(9)(23)
	First Lien Secured Debt - Letter of Credit	7.50%	09/30/18	104	—	(2)	(8)(9)(23)
	First Lien Secured Debt - Letter of Credit	7.50%	10/18/18	708	—	(11)	(8)(9)(23)
	First Lien Secured Debt - Letter of Credit	7.50%	11/28/18	670	—	(10)	(8)(9)(23)
	First Lien Secured Debt - Letter of Credit	7.50%	12/10/18	37	—	(1)	(8)(9)(23)
	First Lien Secured Debt - Letter of Credit	7.50%	03/31/20	1,287	—	(19)	(8)(9)(23)
	First Lien Secured Debt - Letter of Credit	7.50%	08/24/18	288	—	(4)	(8)(9)(23)
	First Lien Secured Debt - Letter of Credit	7.50%	10/27/18	5	—	—	(8)(9)(23)
	First Lien Secured Debt - Letter of Credit	7.50%	08/26/18	9	—	—	(8)(9)(23)
	First Lien Secured Debt - Letter of Credit	7.50%	08/16/18	9	—	—	(8)(9)(23)
	First Lien Secured Debt - Letter of Credit	7.50%	04/30/20	4,218	—	(63)	(8)(9)(23)
					20,682	20,466
ILC Dover LP	Second Lien Secured Debt	10.95% (6M L+850, 1.00% Floor)	06/28/24	20,000	19,566	19,550
PAE Holding Corporation	Second Lien Secured Debt	11.49% (2M L+950, 1.00% Floor)	10/20/23	28,097	27,422	28,343	(10)
Total Aerospace & Defense					$67,670	$68,359
Automotive
Crowne Automotive
Vari-Form Group, LLC	First Lien Secured Debt	12.92% (3M L+11.00% (7.00% Cash plus 4.00% PIK), 1.00% Floor)	02/02/23	$5,000	$4,855	$4,850	(9)

APOLLO INVESTMENT CORPORATION
SCHEDULE OF INVESTMENTS
March 31, 2018
(In thousands, except share data)

Industry / Company	Investment Type	Interest Rate (20)	Maturity Date	Par / Shares (12)	Cost (30)	Fair Value (1) (31)
Vari-Form Inc.	First Lien Secured Debt	12.92% (3M L+11.00% (7.00% Cash plus 4.00% PIK), 1.00% Floor)	02/02/23	10,000	9,710	9,700	(9)
					14,565	14,550
K&N Parent, Inc.	Second Lien Secured Debt	10.63% (1M L+875, 1.00% Floor)	10/21/24	27,000	26,550	26,325	(10)
Total Automotive					$41,115	$40,875
Aviation and Consumer Transport
Merx Aviation
Merx Aviation Finance Assets Ireland Limited (5)	First Lien Secured Debt - Letter of Credit	2.25%	09/30/18	$3,600	$—	$—	(23)
Merx Aviation Finance, LLC (5)	First Lien Secured Debt - Revolver	12.00%	10/31/23	359,800	359,800	359,800	(23)
	First Lien Secured Debt - Letter of Credit	2.25%	07/13/18	177	—	—	(23)
	Common Equity/Interests - Membership Interests	N/A	N/A	N/A	15,000	42,381
Total Aviation and Consumer Transport					$374,800	$402,181
Business Services
Access CIG, LLC	Second Lien Secured Debt	9.63% (1M L+775)	02/27/26	$20,235	$20,035	$20,463	(10)
	Second Lien Secured Debt - Unfunded Delayed Draw	0.00% Unfunded	02/27/26	3,765	—	—	(10)(21)(23)
					20,035	20,463
Aero Operating LLC	First Lien Secured Debt	9.13% (1M L+725, 1.00% Floor)	12/29/22	33,477	32,683	32,640	(9)
	First Lien Secured Debt - Revolver	9.13% (1M L+725, 1.00% Floor)	12/29/22	2,486	2,486	2,424	(9)(23)
	First Lien Secured Debt - Unfunded Revolver	1.00% Unfunded	12/29/22	2,326	(71)	(58)	(8)(9)(21)(23)
					35,098	35,006
Almonde, Inc	Second Lien Secured Debt	9.23% (3M L+725, 1.00% Floor)	06/13/25	2,316	2,294	2,300	(10)(17)
Ambrosia Buyer Corp.	Second Lien Secured Debt	9.88% (1M L+ 800, 1.00% Floor)	08/28/25	21,429	20,933	20,934
Aptean, Inc.	Second Lien Secured Debt	11.80% (3M L+950, 1.00% Floor)	12/20/23	11,148	11,045	11,245	(10)
CT Technologies Intermediate Holdings, Inc	Second Lien Secured Debt	10.88% (1M L+900, 1.00% Floor)	12/01/22	31,253	30,470	30,315	(9)
Electro Rent Corporation	Second Lien Secured Debt	10.98% (3M L+900, 1.00% Floor)	01/31/25	18,333	17,863	17,967	(9)
	Second Lien Secured Debt	11.25% (3M L+900, 1.00% Floor)	01/31/25	18,265	17,753	17,899	(9)
					35,616	35,866
Ministry Brands, LLC	Second Lien Secured Debt	11.13% (1M L+925, 1.00% Floor)	06/02/23	10,000	9,880	9,875
Newscycle Solutions, Inc.	First Lien Secured Debt	8.89% (1M L+700, 1.00% Floor)	12/28/22	13,743	13,416	13,399	(9)
	First Lien Secured Debt	8.88% (1M L+700, 1.00% Floor)	12/28/22	1,257	1,227	1,226	(9)
	First Lien Secured Debt - Unfunded Revolver	0.50% Unfunded	12/28/22	500	(7)	(13)	(8)(9)(21)(23)
					14,636	14,612
PSI Services, LLC	First Lien Secured Debt	6.87% (1M L+500, 1.00% Floor)	01/20/23	4,121	4,038	4,055	(9)

APOLLO INVESTMENT CORPORATION
SCHEDULE OF INVESTMENTS
March 31, 2018
(In thousands, except share data)

Industry / Company	Investment Type	Interest Rate (20)	Maturity Date	Par / Shares (12)	Cost (30)	Fair Value (1) (31)
	First Lien Secured Debt - Revolver	6.89% (1M L+500, 1.00% Floor)	01/20/22	79	79	78	(9)(23)
	First Lien Secured Debt - Unfunded Revolver	0.50% Unfunded	01/20/22	159	(8)	(2)	(8)(9)(21)(23)
	First Lien Secured Debt - Revolver	6.85% (1M L+500, 1.00% Floor)	01/20/22	159	159	156	(9)(23)
	First Lien Secured Debt - Unfunded Revolver	0.50% Unfunded	01/20/22	£47	—	—	(9)(21)(23)
	Second Lien Secured Debt	10.87% (1M L+900, 1.00% Floor)	01/20/24	25,714	25,073	25,170	(9)
					29,341	29,457
RA Outdoors, LLC	First Lien Secured Debt	6.54% (1M L+475, 1.00% Floor)	09/11/24	7,229	7,095	7,156	(9)
	First Lien Secured Debt - Unfunded Revolver	0.50% Unfunded	09/09/22	1,200	(21)	(12)	(8)(9)(21)(23)
	Second Lien Secured Debt	10.54% (1M L+875, 1.00% Floor)	09/11/25	34,200	33,404	33,516	(9)
					40,478	40,660
Skyline Data/Dodge Data
Dodge Data & Analytics LLC	First Lien Secured Debt	11.06% (3M L+875, 1.00% Floor)	10/31/19	48,965	48,653	47,790
Skyline Data, News and Analytics LLC	Common Equity/Interests - Class A Common Unit	N/A	N/A	4,500,000 Shares	4,500	4,500	(13)
					53,153	52,290
STG-Fairway Acquisitions, Inc.	Second Lien Secured Debt	11.23% (3M L+925, 1.00% Floor)	06/30/23	15,000	14,753	14,400	(10)
Transplace Holdings, Inc.	Second Lien Secured Debt	10.46% (1M L+875, 1.00% Floor)	10/06/25	14,963	14,609	15,187	(10)
U.S. Security Associates Holdings, Inc.	Unsecured Debt	11.00%	01/28/20	80,000	80,000	80,000
Total Business Services					$412,341	$412,610
Chemicals, Plastics & Rubber
Carbon Free Chemicals
Carbonfree Chemicals SPE I LLC (f/k/a Maxus Capital Carbon SPE I LLC)	First Lien Secured Debt	5.215% PIK	06/30/20	$59,305	$59,305	$47,170
Carbonfree Caustic SPE LLC	Unfunded Delayed Draw - Promissory Note	0.00% Unfunded	06/30/20	6,111	—	—	(21)(23)
					59,305	47,170
Hare Bidco, Inc.	Second Lien Secured Debt	9.75% (3M E+875, 1.00% Floor)	08/01/24	€13,574	14,423	16,360
Total Chemical, Plastics & Rubber					$73,728	$63,530
Consumer Goods – Durable
Hayward Industries, Inc.	Second Lien Secured Debt	10.13% (1M L+825)	08/04/25	$25,110	$24,649	$24,647
KLO Holdings
9357-5991 Quebec Inc.	First Lien Secured Debt	9.69% (1M L+775, 0.75% Floor)	04/07/22	9,322	9,229	9,224
KLO Acquisition LLC	First Lien Secured Debt	9.69% (1M L+775, 0.75% Floor)	04/07/22	5,397	5,343	5,340
					14,572	14,564
Sorenson Holdings, LLC	Common Equity/Interests - Membership Interests	N/A	N/A	587 Shares	—	466	(13)
Total Consumer Goods - Durable					$39,221	$39,677
Consumer Goods – Non-Durable
ABG Intermediate Holdings 2, LLC	Second Lien Secured Debt	10.05% (3M L+775, 1.00% Floor)	09/29/25	$8,094	$8,036	$8,226	(10)

APOLLO INVESTMENT CORPORATION
SCHEDULE OF INVESTMENTS
March 31, 2018
(In thousands, except share data)

Industry / Company	Investment Type	Interest Rate (20)	Maturity Date	Par / Shares (12)	Cost (30)	Fair Value (1) (31)
Sequential Brands Group, Inc.	Second Lien Secured Debt	10.79% (1M L+900)	07/01/22	17,160	17,007	17,250	(17)
Total Consumer Goods - Non-Durable					$25,043	$25,476
Consumer Services
1A Smart Start LLC	Second Lien Secured Debt	10.13% (1M L+825, 1.00% Floor)	08/22/22	$25,100	$24,628	$24,623
Total Consumer Services					$24,628	$24,623
Containers, Packaging & Glass
Sprint Industrial Holdings, LLC	Second Lien Secured Debt	13.5% PIK	11/14/19	$19,072	$18,107	$10,159	(13)(14)
	Common Equity/Interests - Warrants	N/A	N/A	7,341 Warrants	—	—	(13)(26)
					18,107	10,159
TricorBraun Holdings, Inc.	First Lien Secured Debt - Revolver	7.00% (P+225)	11/30/21	1,560	1,560	1,561	(23)
	First Lien Secured Debt - Unfunded Revolver	0.50% Unfunded	11/30/21	4,065	(371)	—	(21)(23)
					1,189	1,561
Total Containers, Packaging & Glass					$19,296	$11,720
Diversified Investment Vehicles, Banking, Finance, Real Estate
Armor Holding II LLC	Second Lien Secured Debt	11.31% (3M L+900, 1.25% Floor)	12/26/20	$8,000	$7,941	$8,110	(10)
Craft 2014-1A	Structured Products and Other - Credit-Linked Note	N/A	05/15/21	42,500	—	—	(11)(17)
Craft 2015-2	Structured Products and Other - Credit-Linked Note	10.22% (3M L+925)	01/16/24	24,998	25,691	24,960	(11)(17)
Golden Bear 2016-R, LLC (3)(4)	Structured Products and Other - Membership Interests	N/A	09/20/42	—	16,506	14,147	(17)
Mayfield Agency Borrower Inc.	Second Lien Secured Debt	10.38% (1M L+850, 1.00% Floor)	03/02/26	5,000	4,926	4,997	(10)
Purchasing Power, LLC	First Lien Secured Debt - Revolver	9.88% (1M L + 800, 1.00% Floor)	07/10/19	3,068	3,068	3,048	(9)(23)
	First Lien Secured Debt - Unfunded Revolver	0.75% Unfunded	07/10/19	1,432	(53)	(35)	(8)(9)(21)(23)
					3,015	3,013
Ten-X, LLC	First Lien Secured Debt - Revolver	5.60% (1M L+375, 1.00% Floor)	09/29/22	520	520	477	(23)
	First Lien Secured Debt - Unfunded Revolver	0.50% Unfunded	09/29/22	4,160	(379)	(341)	(8)(21)(23)
					141	136
Total Diversified Investment Vehicles, Banking, Finance, Real Estate					$58,220	$55,363
Energy – Electricity
AMP Solar Group, Inc. (4)	Common Equity/Interests - Class A Common Unit	N/A	N/A	243,646 Shares	$10,000	$5,051	(13)(17)
Renew Financial
AIC SPV Holdings II, LLC (4)	Preferred Equity - Preferred Stock	N/A	N/A	143 Shares	534	925	(13)(15)(17)
Renew Financial LLC (f/k/a Renewable Funding, LLC) (4)	Preferred Equity - Series B Preferred Stock	N/A	N/A	1,505,868 Shares	8,343	19,035	(13)
	Preferred Equity - Series D Preferred Stock	N/A	N/A	436,689 Shares	5,568	6,676	(13)
Renew JV LLC (4)	Common Equity/Interests - Membership Interests	N/A	N/A	N/A	2,740	4,111	(13)(17)
					17,185	30,747
Solarplicity Group
Solarplicity Group Limited (3)(4)	First Lien Secured Debt	N/A	11/30/22	£4,331	5,811	6,063	(13)(17)

APOLLO INVESTMENT CORPORATION
SCHEDULE OF INVESTMENTS
March 31, 2018
(In thousands, except share data)

Industry / Company	Investment Type	Interest Rate (20)	Maturity Date	Par / Shares (12)		Cost (30)	Fair Value (1) (31)
Solarplicity UK Holdings Limited	First Lien Secured Debt	4.00%	03/08/23		£5,562	7,637	7,778	(17)
	Preferred Equity - Preferred Stock	N/A	N/A		4,286 Shares	5,832	5,008	(2)(17)
	Common Equity/Interests - Ordinary Shares	N/A	N/A		2,825 Shares	4	929	(2)(13)(17)
						19,284	19,778
Westinghouse Electric Co LLC	First Lien Secured Debt	6.44% (1M L+450, 1.00% Floor)	01/11/19		$30,000	30,000	30,000	(9)
Total Energy – Electricity						$76,469	$85,576
Energy – Oil & Gas
Glacier Oil & Gas Corp. (f/k/a Miller Energy Resources, Inc.) (5)	First Lien Secured Debt	8.00% Cash (10.00% PIK Toggle)	03/29/19		$15,000	$15,000	$15,000
	Second Lien Secured Debt	10.00% PIK (8.00% Cash Toggle)	03/29/21		30,510	30,510	30,510
	Common Equity/Interests - Common Stock	N/A	N/A		5,000,000 Shares	30,078	20,303	(13)
						75,588	65,813
Pelican Energy, LLC (4)	Common Equity/Interests - Membership Interests	N/A	N/A		1,444 Shares	24,441	12,946	(13)(17)(29)
SHD Oil & Gas, LLC (5)	First Lien Secured Debt - Tranche A Note	14.00% (8.00% Cash plus 6.00% PIK)	12/31/19		43,436	43,436	44,739
	First Lien Secured Debt - Tranche B Note	14.00% PIK	12/31/19		73,231	44,380	40,816	(13)(14)
	First Lien Secured Debt - Tranche C Note	12.00%	12/31/19		19,200	19,200	19,776
	First Lien Secured Debt - Unfunded Delayed Draw	0.00% Unfunded	12/31/19		2,800	—	—	(21)(23)
	Common Equity/Interests - Series A Units	N/A	N/A		7,600,000 Shares	1,411	—	(13)(29)
						108,427	105,331
Total Energy – Oil & Gas						$208,456	$184,090
Food & Grocery
Bumble Bee Foods
Bumble Bee Holdings, Inc.	First Lien Secured Debt	9.87% (3M L+800, 1.00% Floor)	08/15/23		$15,507	$15,221	$15,197
Connors Bros Clover Leaf Seafoods Company	First Lien Secured Debt	9.87% (3M L+800, 1.00% Floor)	08/15/23		4,393	4,312	4,305
						19,533	19,502
Grocery Outlet, Inc.	Second Lien Secured Debt	10.55% (3M L+825, 1.00% Floor)	10/21/22		25,000	24,784	25,250	(10)
Total Food & Grocery						$44,317	$44,752
Healthcare & Pharmaceuticals
Altasciences
9360-1367 Quebec Inc.	First Lien Secured Debt	7.93% (3M L+625, 1.00% Floor)	06/09/23	C$	2,418	$1,766	$1,833	(9)(17)
	First Lien Secured Debt	8.56% (3M L+625, 1.00% Floor)	06/09/23		$2,899	2,842	2,834	(9)(17)
Altasciences US Acquisition, Inc.	First Lien Secured Debt	8.56% (3M L+625, 1.00% Floor)	06/09/23		5,235	5,133	5,117	(9)
	First Lien Secured Debt - Unfunded Delayed Draw	0.50% Unfunded	06/09/23		2,851	(31)	(64)	(8)(9)(21)(23)(28)
	First Lien Secured Debt - Revolver	8.56% (3M L+625, 1.00% Floor)	06/09/23		71	71	70	(9)(23)(28)

APOLLO INVESTMENT CORPORATION
SCHEDULE OF INVESTMENTS
March 31, 2018
(In thousands, except share data)

Industry / Company	Investment Type	Interest Rate (20)	Maturity Date	Par / Shares (12)	Cost (30)	Fair Value (1) (31)
	First Lien Secured Debt - Revolver	8.56% (3M L+625, 1.00% Floor)	06/09/23	214	214	209	(9)(23)(28)
	First Lien Secured Debt - Unfunded Revolver	0.25% Unfunded	06/09/23	1,140	(28)	(27)	(8)(9)(21)(23)(28)
					9,967	9,972
Aptevo Therapeutics Inc.	First Lien Secured Debt	9.48% (1M L+760, 0.50% Floor)	02/01/21	8,571	8,708	8,531	(9)
Argon Medical Devices Holdings, Inc.	Second Lien Secured Debt	10.30% (3M L+800, 1.00% Floor)	01/23/26	21,600	21,494	21,870	(10)
Avalign Technologies, Inc.	Second Lien Secured Debt	10.38% (6M L+825, 1.00% Floor)	09/02/24	5,500	5,449	5,483	(10)
BioClinica Holding I, LP	Second Lien Secured Debt	9.99% (3M L+825, 1.00% Floor)	10/21/24	24,612	24,201	23,874	(10)
Genesis Healthcare, Inc.	First Lien Secured Debt	8.31% (3M L+600, 0.50% Floor)	03/06/23	25,000	24,630	24,630	(9)
	First Lien Secured Debt - Unfunded Delayed Draw	2.00% Unfunded	03/06/23	9,130	(180)	(135)	(8)(9)(21)(23)
	First Lien Secured Debt - Revolver	8.03% (3M L+600, 0.50% Floor)	03/06/23	23,835	23,835	23,483	(9)(23)
	First Lien Secured Debt - Unfunded Revolver	0.50% Unfunded	03/06/23	37,035	(877)	(547)	(8)(9)(21)(23)
					47,408	47,431
Elements Behavioral Health, Inc.	Second Lien Secured Debt	15.06% (3M L+1275, 1.00% Floor)	02/11/20	12,353	11,911	—	(13)(14)
Invuity, Inc.	First Lien Secured Debt	8.38% (1M L+650, 1.50% Floor)	03/01/22	10,000	9,855	9,750	(9)
	First Lien Secured Debt - Revolver	5.13% (1M L+325, 1.50% Floor)	03/01/22	657	657	649	(9)(23)
	First Lien Secured Debt - Unfunded Revolver	0.50% Unfunded	03/01/22	1,343	(8)	(17)	(8)(9)(21)(23)
	Common Equity/Interests - Warrants	N/A	N/A	32,803 Warrants	180	69	(9)(13)
					10,684	10,451
Lanai Holdings III, Inc.	Second Lien Secured Debt	10.29% (2M L+850, 1.00% Floor)	08/28/23	17,391	16,991	16,696	(10)
LSCS Holdings, Inc	Second Lien Secured Debt	10.31% (3M L+825)	03/16/26	20,455	19,995	20,352
	Second Lien Secured Debt - Unfunded Delayed Draw	0.00% Unfunded	03/16/26	4,545	(102)	(23)	(8)(21)(23)
					19,893	20,329
Maxor National Pharmacy Services, LLC	First Lien Secured Debt	8.25% (3M L+600, 1.00% Floor)	11/22/23	21,577	21,070	21,373	(9)
	First Lien Secured Debt - Revolver	9.75% (P+500)	11/22/22	195	195	193	(9)(23)
	First Lien Secured Debt - Unfunded Revolver	0.50% Unfunded	11/22/22	1,363	(19)	(12)	(8)(9)(21)(23)
					21,246	21,554
Oxford Immunotec, Inc.	First Lien Secured Debt	9.48% (1M L+760, 0.50% Floor)	10/01/21	9,750	9,886	9,916	(9)(17)
	First Lien Secured Debt - Unfunded Revolver	0.50% Unfunded	10/01/21	1,000	(4)	—	(9)(17)(21)(23)
					9,882	9,916
Partner Therapeutics, Inc	First Lien Secured Debt	8.53% (1M L+665, 1.00% Floor)	01/01/23	10,000	9,821	9,846	(9)
	Preferred Equity - Preferred Stock	N/A	N/A	55,556 Shares	333	333	(9)
	Common Equity/Interests - Warrants	N/A	N/A	33,333 Warrants	135	104	(9)(13)
					10,289	10,283

APOLLO INVESTMENT CORPORATION
SCHEDULE OF INVESTMENTS
March 31, 2018
(In thousands, except share data)

Industry / Company	Investment Type	Interest Rate (20)	Maturity Date	Par / Shares (12)	Cost (30)	Fair Value (1) (31)
PTC Therapeutics, Inc	First Lien Secured Debt	8.03% (1M L+615, 1.00% Floor)	05/01/21	12,667	12,618	12,743	(9)(17)
	First Lien Secured Debt - Unfunded Delayed Draw	0.00% Unfunded	05/01/21	6,333	(24)	—	(9)(17)(21)(23)
					12,594	12,743
RiteDose Holdings I, Inc.	First Lien Secured Debt	8.81% (3M L+650, 1.00% Floor)	09/13/23	14,963	14,520	14,681	(9)
	First Lien Secured Debt - Revolver	8.81% (3M L+650, 1.00% Floor)	09/13/22	1,067	1,067	1,048	(9)(23)
	First Lien Secured Debt - Unfunded Revolver	0.50% Unfunded	09/13/22	933	(58)	(17)	(8)(9)(21)(23)
					15,529	15,712
Teladoc, Inc.	First Lien Secured Debt - Unfunded Revolver	0.50% Unfunded	07/14/20	1,289	(52)	(1)	(8)(17)(21)(23)
	First Lien Secured Debt - Letter of Credit	7.25%	01/12/19	378	—	—	(8)(17)(23)
					(52)	(1)
Wright Medical Group, Inc.	First Lien Secured Debt - Revolver	6.13% (1M L+425, 0.75% Floor)	12/23/21	18,333	18,333	18,333	(9)(17)(23)
	First Lien Secured Debt - Unfunded Revolver	0.50% Unfunded	12/23/21	31,667	(373)	—	(9)(17)(21)(23)
					17,960	18,333
Total Healthcare & Pharmaceuticals					$264,154	$253,177
High Tech Industries
ChyronHego Corporation	First Lien Secured Debt	7.43% (3M L+643, 1.00% Floor)	03/09/20	$35,277	$34,967	$33,866	(18)
DigiCert Holdings, Inc.	Second Lien Secured Debt	9.77% (3M L+800, 1.00% Floor)	10/31/25	20,196	20,100	20,405	(10)
LabVantage Solutions
LabVantage Solutions Inc.	First Lien Secured Debt	9.38% (1M L+750, 1.00% Floor)	12/29/20	13,688	13,441	13,551
LabVantage Solutions Limited	First Lien Secured Debt	8.50% (1M E+750, 1.00% Floor)	12/29/20	€12,539	13,246	15,267	(17)
	First Lien Secured Debt - Unfunded Revolver	0.50% Unfunded	12/29/20	€3,435	(63)	(42)	(8)(17)(21)(23)
					26,624	28,776
Omnitracs, LLC	First Lien Secured Debt - Unfunded Revolver	0.50% Unfunded	03/23/23	3,750	(336)	(338)	(8)(21)(23)
Smokey Merger Sub, Inc.	Second Lien Secured Debt	10.44% (3M L+850, 1.00% Floor)	05/24/24	30,000	29,208	29,250	(9)
Telestream Holdings Corporation	First Lien Secured Debt	7.61% (6M L+645, 1.00% Floor)	03/24/22	36,748	36,446	36,014	(18)
Tibco Software Inc.	First Lien Secured Debt - Unfunded Revolver	0.50% Unfunded	12/05/19	6,000	(20)	(840)	(8)(21)(23)
ZPower, LLC	First Lien Secured Debt	9.63% (1M L+775, 1.00% Floor)	07/01/22	6,667	6,607	6,593	(9)
	First Lien Secured Debt - Unfunded Delayed Draw	0.00% Unfunded	07/01/22	1,667	71	(18)	(8)(9)(21)(23)
	Common Equity/Interests - Warrants	N/A	N/A	29,630 Warrants	48	78	(9)(13)
					6,726	6,653
Total High Tech Industries					$153,715	$153,786
Hotel, Gaming, Leisure, Restaurants
GFRC Holdings LLC	First Lien Secured Debt	9.77% (3M L+800 Cash (L+800 PIK Toggle), 1.50% Floor))	02/01/22	$2,500	$2,500	$2,500
Total Hotel, Gaming, Leisure, Restaurants					$2,500	$2,500

APOLLO INVESTMENT CORPORATION
SCHEDULE OF INVESTMENTS
March 31, 2018
(In thousands, except share data)

Industry / Company	Investment Type	Interest Rate (20)	Maturity Date	Par / Shares (12)	Cost (30)	Fair Value (1) (31)
Insurance
Alliant Holdings Intermediate, LLC	First Lien Secured Debt - Revolver	7.25% (P+250)	08/14/20	$3,375	$3,375	$3,278	(23)
	First Lien Secured Debt - Unfunded Revolver	0.50% Unfunded	08/14/20	11,438	(810)	(327)	(8)(21)(23)
	First Lien Secured Debt - Letter of Credit	3.375%	04/23/18	37	—	(1)	(8)(23)
	First Lien Secured Debt - Letter of Credit	3.375%	05/04/18	8	—	—	(8)(23)
	First Lien Secured Debt - Letter of Credit	3.375%	07/30/18	97	—	(2)	(8)(23)
	First Lien Secured Debt - Letter of Credit	3.375%	11/30/18	37	—	(1)	(8)(23)
	First Lien Secured Debt - Letter of Credit	3.375%	05/31/19	8	—	—	(8)(23)
					2,565	2,947
Confie Seguros Holding II Co.	Second Lien Secured Debt	11.48% (3M L+950, 1.25% Floor)	05/08/19	21,844	21,807	21,216	(10)
Total Insurance					$24,372	$24,163
Manufacturing, Capital Equipment
MedPlast Holdings Inc.	Second Lien Secured Debt	10.43% (2M L+875, 1.00% Floor)	06/06/23	$8,000	$7,832	$7,740
Power Products, LLC	Second Lien Secured Debt	10.74% (3M L+900, 1.00% Floor)	12/20/23	32,500	31,568	32,226	(9)
Total Manufacturing, Capital Equipment					$39,400	$39,966
Media – Diversified & Production
SESAC Holdco II LLC	First Lien Secured Debt - Unfunded Revolver	0.50% Unfunded	02/23/22	$587	$(41)	$(44)	(8)(21)(23)
	Second Lien Secured Debt	9.13% (1M L+725, 1.00% Floor)	02/24/25	3,241	3,213	3,233	(10)
Total Media – Diversified & Production					$3,172	$3,189
Metals & Mining
Magnetation, LLC	First Lien Secured Debt	10.31% (3M L+800 Cash (PIK Toggle))	12/31/19	$1,352	$1,273	$451	(13)(14)
Total Metals & Mining					$1,273	$451
Telecommunications
Securus Technologies Holdings, Inc.	Second Lien Secured Debt	10.13% (1M L+825, 1.00% Floor)	11/01/25	$12,878	$12,755	$13,051	(10)
UniTek Global Services Inc.	First Lien Secured Debt	10.81% (3M L+850, 1.00% Floor)	01/13/19	32,367	32,367	33,014
	First Lien Secured Debt	10.81% (3M L+750 Cash plus 1.00% PIK, 1.00% Floor)	01/13/19	1,951	1,951	1,951
	First Lien Secured Debt - Unfunded Revolver	0.50% Unfunded	01/13/19	5,000	—	—	(21)(23)
	First Lien Secured Debt - Letter of Credit	7.50%	01/13/19	5,857	—	—	(23)
	Unsecured Debt	15.00% PIK	07/13/19	9,918	9,918	10,117
					44,236	45,082
Wave Holdco Merger Sub, Inc.	Second Lien Secured Debt	11.13% (1M L+925, 1.00% Floor)	05/27/23	10,000	9,810	9,890
Total Telecommunications					$66,801	$68,023
Transportation – Cargo, Distribution
American Tire
Accelerate Parent Corp.	Common Equity/Interests - Common Stock	N/A	N/A	1,664,046 Shares	$1,715	$2,310	(13)

APOLLO INVESTMENT CORPORATION
SCHEDULE OF INVESTMENTS
March 31, 2018
(In thousands, except share data)

Industry / Company	Investment Type	Interest Rate (20)	Maturity Date	Par / Shares (12)	Cost (30)	Fair Value (1) (31)
American Tire Distributors, Inc.	Unsecured Debt	10.25%	03/01/22	$12,741	12,798	13,049	(10)(11)
					14,513	15,359
Dynamic Product Tankers, LLC (5)	First Lien Secured Debt	9.30% (3M L+700)	06/30/23	42,000	41,790	42,000	(17)
	First Lien Secured Debt - Letter of Credit	2.25%	09/20/18	2,250	—	—	(17)(23)
	First Lien Secured Debt - Letter of Credit	2.25%	01/31/21	500	—	—	(17)(23)
	Common Equity/Interests - Class A Units	N/A	N/A	N/A	48,106	41,479	(17)(24)
					89,896	83,479
MSEA Tankers LLC (5)	Common Equity/Interests - Class A Units	N/A	N/A	N/A	74,450	72,256	(17)(25)
PT Intermediate Holdings III, LLC	Second Lien Secured Debt	10.30% (3M L+800, 1.00% Floor)	12/08/25	9,375	9,284	9,516
Total Transportation – Cargo, Distribution					$188,143	$180,610
Utilities – Electric
Asset Repackaging Trust Six B.V.	Structured Products and Other	12.81%	05/18/27	$58,411	$26,030	$28,860	(11)(17)(19)
Total Utilities – Electric					$26,030	$28,860
Total Investments before Cash Equivalents and Option Contracts					$2,268,596	$2,248,047
J.P. Morgan U.S. Government Money Market Fund	N/A	N/A	N/A	$14,035	$14,035	$14,035	(22)
Total Investments after Cash Equivalents and before Option Contracts					$2,282,631	$2,262,082

Counterparty	Instrument	Exercise Price	Maturity Date	Number of Contracts	Notional Amount (27)	Cost (Proceeds)	Fair Value (1)
Purchased Put Options
CME Group	WTI Crude Oil Put Options	$45.00	4/30/18 - 4/30/19	2,750	$123,750	$5,758	$1,226	(10)
Total Purchased Put Options						$5,758	$1,226	(16)
Written Call Options
CME Group	WTI Crude Oil Call Options	$54.30	4/30/18 - 3/29/19	660	$(35,838)	$(1,713)	$(6,388)	(10)
CME Group	WTI Crude Oil Call Options	55.00	4/30/18 - 3/29/19	660	(36,300)	(1,647)	(6,021)	(10)
CME Group	WTI Crude Oil Call Options	57.50	4/30/18 - 4/30/19	715	(41,113)	(1,499)	(5,150)	(10)
CME Group	WTI Crude Oil Call Options	62.75	4/30/18 - 4/30/19	715	(44,866)	(877)	(2,791)	(10)
Total Written Call Options						$(5,736)	$(20,350)	(16)
Total Investments after Cash Equivalents and Option Contracts						$2,282,653	$2,242,958	(6)(7)
____________________

(1)	Fair value is determined in good faith by or under the direction of the Board of Directors of the Company (See Note 2 to the financial statements).

(2)	Preferred and ordinary shares in Solarplicity UK Holdings Limited are GBP denominated equity investments.

(3)
Denotes investments in which the Company owns greater than 25% of the equity, where the governing documents of each entity preclude the Company from exercising a controlling influence over the management or policies of such entity. The Company does not have the right to elect or appoint more than 25% of the directors or another party has the right to elect or appoint more directors than the Company and has the right to appoint certain members of senior management. Therefore, the Company has determined that these entities are not controlled affiliates. As of March 31, 2018, we had a 100% and 28% equity ownership interest in Golden Bear 2016-R, LLC and Solarplicity Group Limited, respectively. Equity ownership in Solarplicity Group Limited was written off as it was deemed worthless.

APOLLO INVESTMENT CORPORATION
SCHEDULE OF INVESTMENTS
March 31, 2018
(In thousands, except share data)

(4)
Denotes investments in which we are an “Affiliated Person,” as defined in the 1940 Act, due to holding the power to vote or owning 5% or more of the outstanding voting securities of the investment but not controlling the company. Fair value as of March 31, 2017 and March 31, 2018 along with transactions during the year ended March 31, 2018 in these affiliated investments are as follows:

Name of Issuer	Fair Value at March 31, 2017	Gross Additions ●	Gross Reductions ■	Net Change in Unrealized Gains (Losses)	Fair Value at March 31, 2018	Net Realized Gains (Losses)	Interest/Dividend/Other Income
AIC SPV Holdings I, LLC, Membership Interests	$24,285	$35	$(69,074)	$44,754	$—	$(43,284)	$114
AIC SPV Holdings II, LLC, Preferred Stock	—	534	—	391	925	—	—
AMP Solar Group, Inc., Class A Common Unit	4,687	—	—	364	5,051	—	—
Golden Bear 2016-R, LLC, Membership Interests	17,066	47	—	(2,966)	14,147	—	—
Ivy Hill Middle Market Credit Fund IX, Ltd., Subordinated Notes	9,537	—	(9,159)	(378)	—	1,954	1,008
Ivy Hill Middle Market Credit Fund X, Ltd., Subordinated Notes	10,841	—	(11,078)	237	—	(238)	905
LVI Group Investments, LLC, Common Units	—	—	(17,505)	17,505	—	(17,505)	(306)
MCF CLO I, LLC, Membership Interests	—	—	—	—	—	(19)	120
MCF CLO III, LLC, Membership Interests	—	—	—	—	—	(19)	427
Pelican Energy, LLC, First Lien Term Loan	15,417	—	(26,665)	11,248	—	—	—
Pelican Energy, LLC, Membership Interests	—	26,664	(3,322)	(10,396)	12,946	—	—
Renew Financial LLC (f/k/a Renewable Funding, LLC), Series B Preferred Stock	19,383	—	—	(348)	19,035	—	—
Renew Financial LLC (f/k/a Renewable Funding, LLC), Series D Preferred Stock	6,254	—	—	422	6,676	—	—
Renew JV LLC, Membership Interests	4,701	10,062	(9,282)	(1,370)	4,111	7,831	67
Solarplicity Group Limited, First Lien Term Loan	119,426	5,064	(145,851)	27,424	6,063	(24,885)	7,554
Solarplicity Group Limited, Class B Common Shares	—	—	(2,472)	2,472	—	(2,472)	—
Solarplicity UK Holdings Limited, First Lien Term Loan	—	7,637	(7,778)	141	—	—	21
Solarplicity UK Holdings Limited, Unsecured Debt	2,501	223	(2,721)	(3)	—	246	204
Solarplicity UK Holdings Limited, Ordinary Shares	4,952	—	(928)	(4,024)	—	—	—
Solarplicity UK Holdings Limited, Preferred Stock	—	5,832	(5,008)	(824)	—	—	—
Venoco, Inc., Unsecured Debt	—	—	(338)	338	—	(338)	—
Venoco, Inc., LLC Units	—	—	(40,517)	40,517	—	(40,517)	—
Venoco, Inc., Series A Warrants	—	—	(48,170)	48,170	—	(48,170)	—
	$239,050	$56,098	$(399,868)	$173,674	$68,954	$(167,416)	$10,114
____________________
● Gross additions includes increases in the basis of investments resulting from new portfolio investments, payment-in-kind interest or dividends, the accretion of discounts, the exchange of one or more existing securities for one or more new securities and the movement of an existing portfolio company into this category from a different category.
■ Gross reductions include decreases in the basis of investments resulting from principal collections related to investment repayments or sales, the amortization of premiums, the exchange of one or more existing securities for one or more new securities and the movement of an existing portfolio company out of this category into a different category.

APOLLO INVESTMENT CORPORATION
SCHEDULE OF INVESTMENTS
March 31, 2018
(In thousands, except share data)

(5)
Denotes investments in which we are deemed to exercise a controlling influence over the management or policies of a company, as defined in the 1940 Act, due to beneficially owning, either directly or through one or more controlled companies, more than 25% of the outstanding voting securities of the investment. Fair value as of March 31, 2017 and March 31, 2018 along with transactions during the year ended March 31, 2018 in these controlled investments are as follows:

Name of Issuer	Fair Value at March 31, 2017	Gross Additions ●	Gross Reductions ■	Net Change in Unrealized Losses	Fair Value at March 31, 2018	Net Realized Losses	Interest/Dividend/Other Income
Dynamic Product Tankers, LLC, First Lien Term Loan	$—	$41,790	$—	$210	$42,000	$—	$1
Dynamic Product Tankers, LLC, Letters of Credit	—	—	—	—	—	—	—
Dynamic Product Tankers, LLC, Class A Units	42,644	—	—	(1,165)	41,479	—	—
Glacier Oil & Gas Corp. (f/k/a Miller Energy Resources, Inc.), First Lien Term Loan	10,000	5,000	—	—	15,000	—	1,133
Glacier Oil & Gas Corp. (f/k/a Miller Energy Resources, Inc.), Second Lien Term Loan	27,617	2,893	—	—	30,510	—	2,885
Glacier Oil & Gas Corp. (f/k/a Miller Energy Resources, Inc.), Common Stock	18,862	—	—	1,441	20,303	—	—
Merx Aviation Finance Assets Ireland Limited, Letters of Credit	—	—	—	—	—	—	—
Merx Aviation Finance, LLC, Letter of Credit	—	—	—	—	—	—	—
Merx Aviation Finance, LLC, Revolver	374,084	139,700	(153,984)	—	359,800	—	49,244
Merx Aviation Finance, LLC, Membership Interests	48,811	—	(4,205)	(2,225)	42,381	—	12,350
MSEA Tankers LLC, Class A Units	72,797	—	—	(541)	72,256	—	4,803
SHD Oil & Gas, LLC, Tranche A Note	40,891	2,545	—	1,303	44,739	—	5,924
SHD Oil & Gas, LLC, Tranche B Note	32,793	—	—	8,023	40,816	—	—
SHD Oil & Gas, LLC, Tranche C Note	6,750	12,450	—	576	19,776	—	2,033
SHD Oil & Gas, LLC, Unfunded Tranche C Note	—	—	—	—	—	—	—
SHD Oil & Gas, LLC, Series A Units	—	—	—	—	—	—	—
	$675,249	$204,378	$(158,189)	$7,622	$729,060	$—	$78,373
____________________
● Gross additions includes increases in the basis of investments resulting from new portfolio investments, payment-in-kind interest or dividends, the accretion of discounts, the exchange of one or more existing securities for one or more new securities and the movement of an existing portfolio company into this category from a different category.
■ Gross reductions include decreases in the basis of investments resulting from principal collections related to investment repayments or sales, the amortization of premiums, the exchange of one or more existing securities for one or more new securities and the movement of an existing portfolio company out of this category into a different category.

As of March 31, 2018, the Company had a 85%, 47%, 100%, 98% and 38% equity ownership interest in Dynamic Product Tankers, LLC; Glacier Oil & Gas Corp. (f/k/a Miller Energy Resources, Inc.); Merx Aviation Finance, LLC; MSEA Tankers, LLC; and SHD Oil & Gas, LLC (f/k/a Spotted Hawk Development LLC), respectively.

(6)	Aggregate gross unrealized gain and loss for federal income tax purposes is $143,712 and $138,978, respectively. Net unrealized gain is $4,734 based on a tax cost of $2,238,224.

(7)
Substantially all securities are pledged as collateral to our multi-currency revolving credit facility (the “Senior Secured Facility” as defined in Note 8 to the financial statements). As such, these securities are not available as collateral to our general creditors.

(8)	The negative fair value is the result of the commitment being valued below par.

(9)
These are co-investments made with the Company’s affiliates in accordance with the terms of the exemptive order the Company received from the Securities and Exchange Commission (the “SEC”) permitting us to do so. (See Note 3 to the financial statements for discussion of the exemptive order from the SEC.)

(10)
Other than the investments noted by this footnote, the fair value of the Company’s investments is determined using unobservable inputs that are significant to the overall fair value measurement. See Note 2 to the financial statements for more information regarding ASC 820, Fair Value Measurements (“ASC 820”).

APOLLO INVESTMENT CORPORATION
SCHEDULE OF INVESTMENTS
March 31, 2018
(In thousands, except share data)

(11)
These securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.

(12)	Par amount is denominated in USD unless otherwise noted, Euro (“€”), British Pound (“£”), and Canadian Dollar (“C$”).

(13)	Non-income producing security.

(14)	Non-accrual status (See Note 2 to the financial statements).

(15)	The underlying investments of AIC SPV Holdings II, LLC is a securitization in which the Company has a 14.25% ownership interest in the residual tranche.

(16)
Refer to Note 7 to the financial statements for details of the Offsetting Assets and Liabilities. On the Statement of Assets and Liabilities, the fair value of purchased put options and written call options that are settled-to-market are offset against the cash collateral posted with the clearing house as variation margin amounting to $20,970.

(17)
Investments that the Company has determined are not “qualifying assets” under Section 55(a) of the 1940 Act. Under the 1940 Act, we may not acquire any non-qualifying asset unless, at the time such acquisition is made, qualifying assets represent at least 70% of our total assets. The status of these assets under the 1940 Act is subject to change. The Company monitors the status of these assets on an ongoing basis. As of March 31, 2018, non-qualifying assets represented approximately 15.13% of the total assets of the Company.

(18)	In addition to the interest earned based on the stated rate of this loan, the Company may be entitled to receive additional interest as a result of its arrangement with other lenders in a syndication.

(19)	This investment represents a leveraged subordinated interest in a trust that holds one foreign currency denominated bond and a derivative instrument.

(20)
Generally, the interest rate on floating interest rate investments is at benchmark rate plus spread. The borrower has an option to choose the benchmark rate, such as the London Interbank Offered Rate (“LIBOR”), the Euro Interbank Offered Rate (“EURIBOR”), the federal funds rate or the prime rate. The spread may change based on the type of rate used. The terms in the Schedule of Investments disclose the actual interest rate in effect as of the reporting period. LIBOR loans are typically indexed to 30-day, 60-day, 90-day or 180-day LIBOR rates (1M L, 2M L, 3M L or 6M L, respectively), and EURIBOR loans are typically indexed to 90-day EURIBOR rates (3M E), at the borrower’s option. LIBOR and EURIBOR loans may be subject to interest floors. As of March 31, 2018, rates for 1M L, 2M L, 3M L, 6M L, 1M E, 3M E, and Prime are 1.88%, 2.00%, 2.31%, 2.45%, (0.41%), (0.37%) and 4.75%, respectively.

(21)	The rates associated with these undrawn committed revolvers and delayed draw term loans represent rates for commitment and unused fees.

(22)	This security is included in the Cash and Cash Equivalents on the Statements of Assets and Liabilities.

APOLLO INVESTMENT CORPORATION
SCHEDULE OF INVESTMENTS
March 31, 2018
(In thousands, except share data)

(23)
As of March 31, 2018, the Company had the following commitments to fund various revolving and delayed draw senior secured and subordinated loans, including commitments to issue letters of credit through a financial intermediary on behalf of certain portfolio companies. Such commitments are subject to the satisfaction of certain conditions set forth in the documents governing these loans and letters of credit and there can be no assurance that such conditions will be satisfied. See Note 10 to the financial statements for further information on revolving and delayed draw loan commitments, including commitments to issue letters of credit, related to certain portfolio companies.

Portfolio Company	Total Commitment	Drawn Commitment	Letters of Credit	Undrawn Commitment
Access CIG, LLC	$3,765	$—	$—	$3,765
Aero Operating LLC	4,812	2,486	—	2,326
Alliant Holdings Intermediate, LLC	15,000	3,375	187	11,438
Altasciences US Acquisition, Inc.	4,276	285	—	3,991
American Media, Inc.	1,778	948	84	746
Carbonfree Caustic SPE LLC	6,111	—	—	6,111
Dynamic Product Tankers, LLC	2,750	—	2,750	—
Erickson Inc	45,000	21,140	7,659	16,201
Genesis Healthcare, Inc.	70,000	23,835	—	46,165
Invuity, Inc.	2,000	657	—	1,343
LabVantage Solutions Limited*	4,225	—	—	4,225
LSCS Holdings, Inc	4,545	—	—	4,545
Maxor National Pharmacy Services, LLC	1,558	195	—	1,363
Merx Aviation Finance Assets Ireland Limited	3,600	—	3,600	—
Merx Aviation Finance, LLC	177	—	177	—
Newscycle Solutions, Inc.	500	—	—	500
Omnitracs, LLC	3,750	—	—	3,750
Oxford Immunotec, Inc.	1,000	—	—	1,000
PSI Services, LLC*	462	238	—	224
PTC Therapeutics, Inc	6,333	—	—	6,333
Purchasing Power, LLC	4,500	3,068	—	1,432
RA Outdoors, LLC	1,200	—	—	1,200
RiteDose Holdings I, Inc.	2,000	1,067	—	933
SESAC Holdco II LLC	587	—	—	587
SHD Oil & Gas, LLC	2,800	—	—	2,800
Simplifi Holdings, Inc.	2,400	—	—	2,400
Teladoc, Inc.	1,667	—	378	1,289
Ten-X, LLC	4,680	520	—	4,160
Tibco Software Inc.	6,000	—	—	6,000
TricorBraun Holdings, Inc.	5,625	1,560	—	4,065
UniTek Global Services Inc.	10,857	—	5,857	5,000
Wright Medical Group, Inc.	50,000	18,333	—	31,667
ZPower, LLC	1,667	—	—	1,667
Total Commitments	$275,625	$77,707	$20,692	$177,226
____________________
* These investments are in a foreign currency and the total commitment has been converted to USD using the March 31, 2018 exchange rate.

(24)
As of March 31, 2018, Dynamic Product Tankers, LLC had various classes of limited liability interests outstanding of which the Company holds Class A-1 and Class A-3 units which are identical except that Class A-1 unit is voting and Class A-3 unit is non-voting. The units entitle the Company to appoint three out of five managers to the board of managers.

(25)
As of March 31, 2018, MSEA Tankers, LLC had various classes of limited liability interests outstanding of which the Company holds Class A-1 and Class A-2 units which are identical except that Class A-1 unit is voting and Class A-2 unit is non-voting. The units entitle the Company to appoint two out of three managers to the board of managers.

APOLLO INVESTMENT CORPORATION
SCHEDULE OF INVESTMENTS
March 31, 2018
(In thousands, except share data)

(26)	The Company holds three classes of warrants in Sprint Industrial Holdings, LLC. The Company holds 5,595 warrants of Class G, 507 warrants of Class H, and 1,239 warrants of Class I.

(27)	The notional value represents the number of contracts open multiplied by the exercise price as of March 31, 2018.

(28)
The unused line fees of 0.50% and 0.25% are collected for the Unfunded Delayed Draw and Unfunded Revolver, respectively from both Altasciences US Acquisition, Inc. and Altasciences / 9360-1367 Quebec Inc. as each borrower has access to the respective lending facilities.

(29)
AIC Spotted Hawk Holdings, LLC, AIC SHD Holdings, LLC and AIC Pelican Holdings, LLC are consolidated wholly-owned special purpose vehicles which only hold equity investments of the underlying portfolio companies and have no other significant assets or liabilities. AIC Spotted Hawk Holdings, LLC and AIC SHD Holdings, LLC hold equity investments in SHD Oil & Gas, LLC. AIC Pelican Holdings, LLC holds an equity investment in Pelican Energy, LLC.

APOLLO INVESTMENT CORPORATION
SCHEDULE OF INVESTMENTS
March 31, 2018
(In thousands, except share data)

(30)	The following shows the composition of the Company’s portfolio at cost by control designation, investment type and industry as of March 31, 2018:

Industry	First Lien - Secured Debt	Second Lien - Secured Debt	Unsecured Debt	Structured Products and Other	Preferred Equity	Common Equity/Interests	Warrants	Total
Non-Controlled / Non-Affiliated Investments
Advertising, Printing & Publishing	$26,259	$7,473	$—	$—	$—	$—	$—	$33,732
Aerospace & Defense	20,682	46,988	—	—	—	—	—	67,670
Automotive	14,565	26,550	—	—	—	—	—	41,115
Business Services	109,729	218,112	80,000	—	—	4,500	—	412,341
Chemicals, Plastics & Rubber	59,305	14,423	—	—	—	—	—	73,728
Consumer Goods – Durable	14,572	24,649	—	—	—	—	—	39,221
Consumer Goods – Non-Durable	—	25,043	—	—	—	—	—	25,043
Consumer Services	—	24,628	—	—	—	—	—	24,628
Containers, Packaging & Glass	1,189	18,107	—	—	—	—	—	19,296
Diversified Investment Vehicles, Banking, Finance, Real Estate	3,156	12,867	—	25,691	—	—	—	41,714
Energy – Electricity	37,637	—	—	—	5,832	4	—	43,473
Food & Grocery	19,533	24,784	—	—	—	—	—	44,317
Healthcare & Pharmaceuticals	163,567	99,939	—	—	333	—	315	264,154
High Tech Industries	104,359	49,308	—	—	—	—	48	153,715
Hotel, Gaming, Leisure, Restaurants	2,500	—	—	—	—	—	—	2,500
Insurance	2,565	21,807	—	—	—	—	—	24,372
Manufacturing, Capital Equipment	—	39,400	—	—	—	—	—	39,400
Media – Diversified & Production	(41)	3,213	—	—	—	—	—	3,172
Metals & Mining	1,273	—	—	—	—	—	—	1,273
Telecommunications	34,318	22,565	9,918	—	—	—	—	66,801
Transportation – Cargo, Distribution	—	9,284	12,798	—	—	1,715	—	23,797
Utilities – Electric	—	—	—	26,030	—	—	—	26,030
Total Non-Controlled / Non-Affiliated Investments	$615,168	$689,140	$102,716	$51,721	$6,165	$6,219	$363	$1,471,492
Non-Controlled / Affiliated Investments
Diversified Investment Vehicles, Banking, Finance, Real Estate	$—	$—	$—	$16,506	$—	$—	$—	$16,506
Energy – Electricity	5,811	—	—	—	13,911	13,274	—	32,996
Energy – Oil & Gas	—	—	—	—	—	24,441	—	24,441
Total Non-Controlled / Affiliated Investments	$5,811	$—	$—	$16,506	$13,911	$37,715	$—	$73,943
Controlled Investments
Aviation and Consumer Transport	$359,800	$—	$—	$—	$—	$15,000	$—	$374,800
Energy – Oil & Gas	122,016	30,510	—	—	—	31,489	—	184,015
Transportation – Cargo, Distribution	41,790	—	—	—	—	122,556	—	164,346
Total Controlled Investments	$523,606	$30,510	$—	$—	$—	$169,045	$—	$723,161
Total	$1,144,585	$719,650	$102,716	$68,227	$20,076	$212,979	$363	$2,268,596

APOLLO INVESTMENT CORPORATION
SCHEDULE OF INVESTMENTS
March 31, 2018
(In thousands, except share data)

(31)	The following shows the composition of the Company’s portfolio at fair value by control designation, investment type and industry as of March 31, 2018:

Industry	First Lien - Secured Debt	Second Lien - Secured Debt	Unsecured Debt	Structured Products and Other	Preferred Equity	Common Equity/Interests	Warrants	Total	% of Net Assets
Non-Controlled / Non-Affiliated Investments
Advertising, Printing & Publishing	$26,879	$7,611	$—	$—	$—	$—	$—	$34,490	2.4%
Aerospace & Defense	20,466	47,893	—	—	—	—	—	68,359	4.8%
Automotive	14,550	26,325	—	—	—	—	—	40,875	2.9%
Business Services	108,839	219,271	80,000		—	4,500	—	412,610	29.1%
Chemicals, Plastics & Rubber	47,170	16,360	—	—	—	—	—	63,530	4.5%
Consumer Goods – Durable	14,564	24,647	—	—	—	466	—	39,677	2.8%
Consumer Goods – Non-Durable	—	25,476	—	—	—	—	—	25,476	1.8%
Consumer Services	—	24,623	—	—	—	—	—	24,623	1.8%
Containers, Packaging & Glass	1,561	10,159	—	—	—	—	—	11,720	0.8%
Diversified Investment Vehicles, Banking, Finance, Real Estate	3,149	13,107	—	24,960	—	—	—	41,216	2.9%
Energy – Electricity	37,778	—	—	—	5,008	929	—	43,715	3.1%
Food & Grocery	19,502	25,250	—	—	—	—	—	44,752	3.2%
Healthcare & Pharmaceuticals	164,419	88,252	—	—	333	—	173	253,177	17.9%
High Tech Industries	104,053	49,655	—	—	—	—	78	153,786	10.8%
Hotel, Gaming, Leisure, Restaurants	2,500	—	—	—	—	—	—	2,500	0.2%
Insurance	2,947	21,216	—	—	—	—	—	24,163	1.7%
Manufacturing, Capital Equipment	—	39,966	—	—	—	—	—	39,966	2.8%
Media – Diversified & Production	(44)	3,233	—	—	—	—	—	3,189	0.2%
Metals & Mining	451	—	—	—	—	—	—	451	0%
Telecommunications	34,965	22,941	10,117	—	—	—	—	68,023	4.8%
Transportation – Cargo, Distribution	—	9,516	13,049	—	—	2,310	—	24,875	1.8%
Utilities – Electric	—	—	—	28,860	—	—	—	28,860	2.0%
Total Non-Controlled / Non-Affiliated Investments	$603,749	$675,501	$103,166	$53,820	$5,341	$8,205	$251	$1,450,033	102.3%
% of Net Assets	42.6%	47.6%	7.3%	3.8%	0.4%	0.6%	0%	102.3%
Non-Controlled / Affiliated Investments
Diversified Investment Vehicles, Banking, Finance, Real Estate	$—	$—	$—	$14,147	$—	$—	$—	$14,147	1.0%
Energy – Electricity	6,063	—	—	—	25,711	10,087	—	41,861	3.0%
Energy – Oil & Gas	—	—	—	—	—	12,946	—	12,946	0.9%
Total Non-Controlled / Affiliated Investments	$6,063	$—	$—	$14,147	$25,711	$23,033	$—	$68,954	4.9%
% of Net Assets	0.4%	—%	—%	1.0%	1.8%	1.7%	—%	4.9%
Controlled Investments
Aviation and Consumer Transport	$359,800	$—	$—	$—	$—	$42,381	$—	$402,181	28.3%
Energy – Oil & Gas	120,331	30,510	—	—	—	20,303	—	171,144	12.1%
Transportation – Cargo, Distribution	42,000	—	—	—	—	113,735	—	155,735	11.0%
Total Controlled Investments	$522,131	$30,510	$—	$—	$—	$176,419	$—	$729,060	51.4%
% of Net Assets	36.8%	2.2%	—%	—%	—%	12.4%	—%	51.4%
Total	$1,131,943	$706,011	$103,166	$67,967	$31,052	$207,657	$251	$2,248,047	158.6%
% of Net Assets	79.8%	49.8%	7.3%	4.8%	2.2%	14.7%	0%	158.6%

APOLLO INVESTMENT CORPORATION
SCHEDULE OF INVESTMENTS
March 31, 2018
(In thousands, except share data)

Industry Classification	Percentage of Total Investments (at Fair Value) as of March 31, 2018
Business Services	18.4%
Aviation and Consumer Transport	17.9%
Healthcare & Pharmaceuticals	11.3%
Energy – Oil & Gas	8.2%
Transportation – Cargo, Distribution	8.0%
High Tech Industries	6.9%
Energy – Electricity	3.8%
Aerospace & Defense	3.0%
Telecommunications	3.0%
Chemicals, Plastics & Rubber	2.8%
Diversified Investment Vehicles, Banking, Finance, Real Estate	2.5%
Food & Grocery	2.0%
Automotive	1.8%
Manufacturing, Capital Equipment	1.8%
Consumer Goods – Durable	1.8%
Advertising, Printing & Publishing	1.5%
Utilities – Electric	1.3%
Consumer Goods – Non-durable	1.1%
Consumer Services	1.1%
Insurance	1.1%
Containers, Packaging & Glass	0.5%
Media – Diversified & Production	0.1%
Hotel, Gaming, Leisure, Restaurants	0.1%
Metals & Mining	0.0%
Total Investments	100.0%

APOLLO INVESTMENT CORPORATION
NOTES TO FINANCIAL STATEMENTS (Unaudited)
(In thousands, except share and per share data)

Note 1. Organization
Apollo Investment Corporation (the “Company,” “Apollo Investment,” “AIC,” “we,” “us,” or “our”), a Maryland corporation incorporated on February 2, 2004, is a closed-end, externally managed, non-diversified management investment company that has elected to be treated as a business development company (“BDC”) under the Investment Company Act of 1940 (the “1940 Act”). In addition, for tax purposes we have elected to be treated as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). We commenced operations on April 8, 2004 receiving net proceeds of $870,000 from our initial public offering by selling 62 million shares of common stock at a price of $15.00 per share. Since then, and through June 30, 2018, we have raised approximately $2,210,067 in net proceeds from additional offerings of common stock and repurchased common stock for $127,978.
Apollo Investment Management, L.P. (the “Investment Adviser” or “AIM”) is our investment adviser and an affiliate of Apollo Global Management, LLC and its consolidated subsidiaries (“AGM”). The Investment Adviser, subject to the overall supervision of our Board of Directors, manages the day-to-day operations of and provides investment advisory services to the Company.
Apollo Investment Administration, LLC (the “Administrator” or “AIA”), an affiliate of AGM, provides, among other things, administrative services and facilities for the Company. Furthermore, AIA provides on our behalf managerial assistance to those portfolio companies to which we are required to provide such assistance.
Our investment objective is to generate current income and capital appreciation. We invest primarily in various forms of debt investments, including secured and unsecured debt, loan investments, and/or equity in private middle-market companies. We may also invest in the securities of public companies and in structured products and other investments such as collateralized loan obligations (“CLOs”) and credit-linked notes (“CLNs”). Our portfolio is comprised primarily of investments in debt, including secured and unsecured debt of private middle-market companies that, in the case of senior secured loans, generally are not broadly syndicated and whose aggregate tranche size is typically less than $250 million. Our portfolio may include equity interests such as common stock, preferred stock, warrants and/or options.
Note 2. Significant Accounting Policies
The following is a summary of the significant accounting and reporting policies used in preparing the financial statements.
Basis of Presentation
The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) pursuant to the requirements on Form 10-Q, ASC 946, Financial Services — Investment Companies (“ASC 946”), and Articles 6, 10 and 12 of Regulation S-X. In the opinion of management, all adjustments, which are of a normal recurring nature, considered necessary for the fair presentation of the financial statements for the periods presented, have been included.
Under the 1940 Act, ASC 946, and the regulations pursuant to Article 6 of Regulation S-X, we are precluded from consolidating any entity other than another investment company or an operating company which provides substantially all of its services to benefit us. Consequently, as of June 30, 2018, the Company consolidated some special purposes entities. These special purposes entities only hold investments of the Company and have no other significant asset and liabilities. All significant intercompany transactions and balances have been eliminated in consolidation.
These financial statements should be read in conjunction with the audited financial statements and accompanying notes included in our Annual Report on Form 10-K for the year ended March 31, 2018.

Use of Estimates
The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements and the reported amounts of income, expenses, gains and losses during the reported periods. Changes in the economic environment, financial markets, credit worthiness of our portfolio companies and any other parameters used in determining these estimates could cause actual results to differ materially.

APOLLO INVESTMENT CORPORATION
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
(In thousands, except share and per share data)

Cash and Cash Equivalents
The Company defines cash equivalents as securities that are readily convertible into known amounts of cash and near maturity that they present insignificant risk of changes in value because of changes in interest rates. Generally, only securities with a maturity of three months or less from the date of purchase would qualify, with limited exceptions. The Company deems that certain money market funds, U.S. Treasury bills, repurchase agreements, and other high-quality, short-term debt securities would qualify as cash equivalents.
Cash and cash equivalents are carried at cost which approximates fair value. Cash equivalents held as of June 30, 2018 was $11,612. Cash equivalents held as of March 31, 2018 was $14,035.
Collateral on Option Contracts
Collateral on option contracts represents restricted cash held by our counterparty as collateral against our derivative instruments until such contracts mature or are settled upon per agreement of buyer and seller of the contract. In accordance with Accounting
Standards Update No. 2016-18, Statement of Cash Flows: Restricted Cash, the Statements of Cash Flows outline the changes in cash, including both restricted and unrestricted cash, cash equivalents and foreign currencies.

Investment Transactions
Investments are recognized when we assume an obligation to acquire a financial instrument and assume the risks for gains and losses related to that instrument. Investments are derecognized when we assume an obligation to sell a financial instrument and forego the risks for gains or losses related to that instrument. Specifically, we record all security transactions on a trade date basis. Amounts for investments recognized or derecognized but not yet settled are reported as a receivable for investments sold and a payable for investments purchased, respectively, in the Statements of Assets and Liabilities.
Fair Value Measurements
The Company follows guidance in ASC 820, Fair Value Measurement (“ASC 820”), where fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Company. Unobservable inputs reflect the Company’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities.
ASC 820 classifies the inputs used to measure these fair values into the following hierarchy:
Level 1: Quoted prices in active markets for identical assets or liabilities, accessible by us at the measurement date.
Level 2: Quoted prices for similar assets or liabilities in active markets, or quoted prices for identical or similar assets or liabilities in markets that are not active, or other observable inputs other than quoted prices.
Level 3: Unobservable inputs for the asset or liability.
In all cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls has been determined based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each investment. The level assigned to the investment valuations may not be indicative of the risk or liquidity associated with investing in such investments. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may differ materially from the values that would be received upon an actual disposition of such investments.

APOLLO INVESTMENT CORPORATION
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
(In thousands, except share and per share data)

Investment Valuation Process
Under procedures established by our Board of Directors, we value investments, including certain secured debt, unsecured debt and other debt securities with maturities greater than 60 days, for which market quotations are readily available, at such market quotations (unless they are deemed not to represent fair value). We attempt to obtain market quotations from at least two brokers or dealers (if available, otherwise from a principal market maker, primary market dealer or other independent pricing service). We utilize mid-market pricing as a practical expedient for fair value unless a different point within the range is more representative. If and when market quotations are unavailable or are deemed not to represent fair value, we typically utilize independent third party valuation firms to assist us in determining fair value. Accordingly, such investments go through our multi-step valuation process as described below. In each case, our independent third party valuation firms consider observable market inputs together with significant unobservable inputs in arriving at their valuation recommendations for such investments. Investments purchased within 15 business days before the valuation date and debt investments with remaining maturities of 60 days or less may each be valued at cost with interest accrued or discount amortized to the date of maturity (although they are typically valued at available market quotations), unless such valuation, in the judgment of our Investment Adviser, does not represent fair value. In this case such investments shall be valued at fair value as determined in good faith by or under the direction of our Board of Directors including using market quotations where available. Investments that are not publicly traded or whose market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of our Board of Directors. Such determination of fair values may involve subjective judgments and estimates.
With respect to investments for which market quotations are not readily available or when such market quotations are deemed not to represent fair value, our Board of Directors has approved a multi-step valuation process each quarter, as described below:

1.	Our quarterly valuation process begins with each investment being initially valued by the investment professionals of our Investment Adviser who are responsible for the investment.

2.	Preliminary valuation conclusions are then documented and discussed with senior management of our Investment Adviser.

3.
Independent valuation firms are engaged by our Board of Directors to conduct independent appraisals by reviewing our Investment Adviser’s preliminary valuations and then making their own independent assessment.

4.
The Audit Committee of the Board of Directors reviews the preliminary valuation of our Investment Adviser and the valuation prepared by the independent valuation firms and responds, if warranted, to the valuation recommendation of the independent valuation firms.

5.
The Board of Directors discusses valuations and determines in good faith the fair value of each investment in our portfolio based on the input of our Investment Adviser, the applicable independent valuation firm, and the Audit Committee of the Board of Directors.

Investments determined by these valuation procedures which have a fair value of less than $1 million during the prior fiscal quarter may be valued based on inputs identified by the Investment Adviser without the necessity of obtaining valuation from an independent valuation firm, if once annually an independent valuation firm using the procedures described herein provides an independent assessment of value. Investments in all asset classes are valued utilizing a market approach, an income approach, or both approaches, as appropriate. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities (including a business). The income approach uses valuation techniques to convert future amounts (for example, cash flows or earnings) to a single present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. In following these approaches, the types of factors that we may take into account in fair value pricing our investments include, as relevant: available current market data, including relevant and applicable market trading and transaction comparables, applicable market yields and multiples, security covenants, seniority of investment in the investee company’s capital structure, call protection provisions, information rights, the nature and realizable value of any collateral, the portfolio company’s ability to make payments, its earnings and discounted cash flows, the markets in which the portfolio company does business, comparisons of financial ratios of peer companies that are public, M&A comparables, our principal market (as the reporting entity) and enterprise values, among other factors. When readily available, broker quotations and/or quotations provided by pricing services are considered as an input in the valuation process. During the three months ended June 30, 2018, there were no significant changes to the Company’s valuation techniques and related inputs considered in the valuation process.

APOLLO INVESTMENT CORPORATION
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
(In thousands, except share and per share data)

Derivative Instruments
The Company recognizes all derivative instruments as assets or liabilities at fair value in its financial statements. Derivative contracts entered into by the Company are not designated as hedging instruments, and as a result the Company presents changes in fair value and realized gains or losses through current period earnings.
Derivative instruments are measured in terms of the notional contract amount and derive their value based upon one or more underlying instruments. Derivative instruments are subject to various risks similar to non-derivative instruments including market, credit, liquidity, and operational risks. The Company manages these risks on an aggregate basis as part of its risk management process. The derivatives may require the Company to pay or receive an upfront fee or premium. These upfront fees or premiums are carried forward as cost or proceeds to the derivatives.
Exchange-traded derivatives which include put and call options are valued based on the last reported sales price on the date of valuation. Over-the-counter (“OTC”) derivatives, including credit default swaps, are valued by the Investment Adviser using quotations from counterparties. In instances where models are used, the value of the OTC derivative is derived from the contractual terms of, and specific risks inherent in, the instrument as well as the availability and reliability of observable inputs, such as credit spreads.
Offsetting Assets and Liabilities
The Company has elected not to offset cash collateral against the fair value of derivative contracts. The fair values of these derivatives are presented on a gross basis, even when derivatives are subject to master netting agreements. The Company’s disclosures regarding offsetting are discussed in Note 7 to the financial statements.

Valuation of Other Financial Assets and Financial Liabilities

ASC 825, Financial Instruments, permits an entity to choose, at specified election dates, to measure certain assets and liabilities at fair value (the “Fair Value Option”). We have not elected the Fair Value Option to report selected financial assets and financial liabilities. Debt issued by the Company is reported at amortized cost (see Note 8 to the financial statements). The carrying value of all other financial assets and liabilities approximates fair value due to their short maturities or their close proximity of the originations to the measurement date.
Realized Gains or Losses
Security transactions are accounted for on a trade date basis. Realized gains or losses on investments are calculated by using the specific identification method. Securities that have been called by the issuer are recorded at the call price on the call effective date.
Investment Income Recognition
The Company records interest and dividend income, adjusted for amortization of premium and accretion of discount, on an accrual basis. Some of our loans and other investments, including certain preferred equity investments, may have contractual payment-in-kind (“PIK”) interest or dividends. PIK income computed at the contractual rate is accrued into income and reflected as receivable up to the capitalization date. PIK investments offer issuers the option at each payment date of making payments in cash or in additional securities. When additional securities are received, they typically have the same terms, including maturity dates and interest rates as the original securities issued. On these payment dates, the Company capitalizes the accrued interest or dividends receivable (reflecting such amounts as the basis in the additional securities received). PIK generally becomes due at maturity of the investment or upon the investment being called by the issuer. At the point the Company believes PIK is not fully expected to be realized, the PIK investment will be placed on non-accrual status. When a PIK investment is placed on non-accrual status, the accrued, uncapitalized interest or dividends are reversed from the related receivable through interest or dividend income, respectively. The Company does not reverse previously capitalized PIK interest or dividends. Upon capitalization, PIK is subject to the fair value estimates associated with their related investments. PIK investments on non-accrual status are restored to accrual status if the Company believes that PIK is expected to be realized.

APOLLO INVESTMENT CORPORATION
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
(In thousands, except share and per share data)

Investments that are expected to pay regularly scheduled interest and/or dividends in cash are generally placed on non-accrual status when principal or interest/dividend cash payments are past due 30 days or more and/or when it is no longer probable that principal or interest/dividend cash payments will be collected. Such non-accrual investments are restored to accrual status if past due principal and interest or dividends are paid in cash, and in management’s judgment, are likely to continue timely payment of their remaining interest or dividend obligations. Interest or dividend cash payments received on non-accrual designated investments may be recognized as income or applied to principal depending upon management’s judgment.
Loan origination fees, original issue discount (“OID”), and market discounts are capitalized and accreted into interest income over the respective terms of the applicable loans using the effective interest method or straight-line, as applicable. Upon the prepayment of a loan, prepayment premiums, any unamortized loan origination fees, OID, or market discounts are recorded as interest income. Other income generally includes amendment fees, bridge fees, and structuring fees which are recorded when earned.
The Company records as dividend income the accretable yield from its beneficial interests in structured products such as CLOs based upon a number of cash flow assumptions that are subject to uncertainties and contingencies. Such assumptions include the rate and timing of principal and interest receipts (which may be subject to prepayments and defaults) of the underlying pool of assets. These assumptions are updated on at least a quarterly basis to reflect changes related to a particular security, actual historical data, and market changes. A structured product investment typically has an underlying pool of assets. Payments on structured product investments are and will be payable solely from the cash flows from such assets. As such, any unforeseen event in these underlying pools of assets might impact the expected recovery of principal and future accrual of income.
Expenses
Expenses include management fees, performance-based incentive fees, insurance expenses, administrative service fees, legal fees, directors’ fees, audit and tax service expenses, third-party valuation fees and other general and administrative expenses. Expenses are recognized on an accrual basis.
Financing Costs
The Company records expenses related to shelf filings and applicable offering costs as deferred financing costs in the Statements of Assets and Liabilities. To the extent such expenses relate to equity offerings, these expenses are charged as a reduction of capital upon utilization, in accordance with ASC 946-20-25, or charged to expense if no offering is completed.
The Company records origination and other expenses related to its debt obligations as deferred financing costs. The deferred financing cost for all outstanding debt is presented as a direct deduction from the carrying amount of the related debt liability, except that incurred under the Senior Secured Facility (as defined in Note 8 to the financial statements), which the Company presents as an asset on the Statements of Assets and Liabilities. These expenses are deferred and amortized as part of interest expense using the straight-line method over the stated life of the obligation which approximates the effective yield method. In the event that we modify or extinguish our debt before maturity, the Company follows the guidance in ASC 470-50, Modification and Extinguishments (“ASC 470-50”). For modifications to or exchanges of our Senior Secured Facility (as defined in Note 8 to the financial statements), any unamortized deferred financing costs relating to lenders who are not part of the new lending group are expensed. For extinguishments of our senior secured notes and senior unsecured notes, any unamortized deferred financing costs are deducted from the carrying amount of the debt in determining the gain or loss from the extinguishment.
Foreign Currency Translations
The accounting records of the Company are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the foreign exchange rate on the date of valuation. The Company does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. The Company’s investments in foreign securities may involve certain risks, including without limitation: foreign exchange restrictions, expropriation, taxation or other political, social or economic risks, all of which could affect the market and/or credit risk of the investment. In addition, changes in the relationship of foreign currencies to the U.S. dollar can significantly affect the value of these investments and therefore the earnings of the Company.

APOLLO INVESTMENT CORPORATION
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
(In thousands, except share and per share data)

Dividends and Distributions
Dividends and distributions to common stockholders are recorded as of the ex-dividend date. The amount to be paid out as a distribution is determined by the Board of Directors each quarter. Net realized capital gains, if any, are generally distributed or deemed distributed at least annually.
Share Repurchases
In connection with the Company’s share repurchase program, the cost of shares repurchased is charged to net assets on the trade date.
Federal and State Income Taxes
We have elected to be treated as a RIC under the Code and operate in a manner so as to qualify for the tax treatment applicable to RICs. To qualify as a RIC, the Company must (among other requirements) meet certain source-of-income and asset diversification requirements and timely distribute to its stockholders at least 90% of its investment company taxable income as defined by the Code, for each year. The Company (among other requirements) has made and intends to continue to make the requisite distributions to its stockholders, which will generally relieve the Company from corporate-level income taxes. For income tax purposes, distributions made to stockholders are reported as ordinary income, capital gains, non-taxable return of capital, or a combination thereof. The tax character of distributions paid to stockholders through June 30, 2018 may include return of capital, however, the exact amount cannot be determined at this point. The final determination of the tax character of distributions will not be made until we file our tax return for the tax year ending March 31, 2019. The character of income and gains that we will distribute is determined in accordance with income tax regulations that may differ from GAAP. Book and tax basis differences relating to stockholder dividend and distributions and other permanent book and tax difference are reclassified to paid-in capital.
If we do not distribute (or are not deemed to have distributed) at least 98% of our annual ordinary income and 98.2% of our capital gains in the calendar year earned, we will generally be required to pay excise tax equal to 4% of the amount by which 98% of our annual ordinary income and 98.2% of our capital gains exceed the distributions from such taxable income for the year. To the extent that we determine that our estimated current year annual taxable income will be in excess of estimated current year dividend distributions from such taxable income, we accrue excise taxes, if any, on estimated undistributed taxable income.
If we fail to satisfy the annual distribution requirement or otherwise fail to qualify as a RIC in any taxable year, we would be subject to tax on all of our taxable income at regular corporate rates. Distribution would generally be taxable to our individual and other non-corporate taxable stockholders as ordinary dividend income eligible for the reduced maximum rate applicable to qualified dividend income to the extent of our current and accumulated earnings and profits provided certain holding period and other requirements are met. Subject to certain limitation under the Code, corporate distributions would be eligible for the dividend-received deduction. To qualify again to be taxed as a RIC in a subsequent year, we would be required to distribute to our stockholders our accumulated earnings and profits payable by us as an additional tax. In addition, if we failed to qualify as a RIC for a period greater than two taxable years, then, in order to qualify as a RIC in a subsequent year, we would be required to elect to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if we had been liquidated) or, alternatively, be subject to taxation on such built-in gain recognized for a period of five years.
We follow ASC 740, Income Taxes (“ASC 740”). ASC 740 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. ASC 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing our tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Penalties or interest, if applicable, that may be assessed relating to income taxes would be classified as other operating expenses in the financial statements. As of June 30, 2018, there were no uncertain tax positions and no amounts accrued for interest or penalties. Management’s determinations regarding ASC 740 may be subject to review and adjustment at a later date based upon factors including, but not limited to, an on-going analysis of tax laws, regulations and interpretations thereof. Although we file both federal and state income tax returns, our major tax jurisdiction is federal. Our tax returns for each of our federal tax years since 2015 remain subject to examination by the Internal Revenue Service.

APOLLO INVESTMENT CORPORATION
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
(In thousands, except share and per share data)

Note 3. Related Party Agreements and Transactions
Investment Advisory Agreement with AIM
The Company has an investment advisory management agreement with the Investment Adviser (the “Investment Advisory Agreement”) under which AIM receives a fee from the Company, consisting of two components — a base management fee and a performance-based incentive fee.
Base Management Fee
Effective April 1, 2018, the base management fee is calculated initially at an annual rate of 1.50% (0.375% per quarter) of the lesser of (i) the average of the value of the Company’s gross assets (excluding cash or cash equivalents but including other assets purchased with borrowed amounts) at the end of each of the two most recently completed calendar quarters and (ii) the average monthly value (measured as of the last day of each month) of the Company’s gross assets (excluding cash or cash equivalents but including other assets purchased with borrowed amounts) during the most recently completed calendar quarter; provided, however, in each case, the base management fee is calculated at an annual rate of 1.00% (0.250% per quarter) of the average of the value of the Company’s gross assets (excluding cash or cash equivalents but including other assets purchased with borrowed amounts) that exceeds the product of (A) 200% and (B) the value of the Company’s net asset value at the end of the prior calendar quarter. The base management fee will be payable quarterly in arrears. The value of the Company’s gross assets shall be calculated in accordance with the Company's valuation policies.
For the period from April 1, 2017 through March 31, 2018, the base management was calculated at an annual rate of 2% (0.50% per quarter) of the average of the value of the Company’s gross assets (excluding cash or cash equivalents but including other assets purchased with borrowed amounts) at the end of each of the two most recently completed calendar quarters. For the same period, the Investment Adviser agreed to waive 25% of its base management fee so the base management fee was reduced from 2% to 1.50%.
Performance-based Incentive Fee
The incentive fee (the “Incentive Fee”) consists of two components that are determined independent of each other, with the result that one component may be payable even if the other is not. A portion of the Incentive Fee is based on income and a portion is based on capital gains, each as described below:
A. Incentive Fee based on Income

(i)	Incentive Fee on Pre-Incentive Fee Net Investment Income - (April 1, 2017 - December 31, 2018)

The first part of the incentive fee is calculated and payable quarterly in arrears based on our pre-incentive fee net investment income for the immediately preceding calendar quarter at an annual rate of 20%. For this purpose, pre-incentive fee net investment income means interest income, dividend income and any other income (including, without limitation, any accrued income that the Company has not yet received in cash and any other fees such as commitment, origination, structuring, diligence and consulting fees or other fees that the Company receives from portfolio companies) accrued during the calendar quarter, minus the Company’s operating expenses accrued during the calendar quarter (including, without limitation, the Base Management Fee, administration expenses and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the Incentive Fee on Income and the Incentive Fee on Capital Gains). Pre-incentive fee net investment income does not include any realized or unrealized gains or losses. Pre-incentive fee net investment income, expressed as a rate of return on the value of our net assets at the end of the immediately preceding calendar quarter, is compared to the rate of 1.75% per quarter (7% annualized) (the “performance threshold”). For the period from April 1, 2017 through December 31, 2018, if the resulting incentive fee rate was less than 20% due to the incentive fee waiver discussed below, the percentage at which the Investment Adviser’s 100% catch-up is complete would also be reduced ratably from 2.1875% (8.75% annualized) to as low as 2.06% (8.24% annualized) (“catch-up threshold”).

APOLLO INVESTMENT CORPORATION
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
(In thousands, except share and per share data)

The Company pays the Investment Adviser an incentive fee with respect to our pre-incentive fee net investment income in each calendar quarter as follows: (1) no incentive fee in any calendar quarter in which our pre-incentive fee net investment income does not exceed the performance threshold; and (2) 100% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds 1.75% but does not exceed the catch-up threshold in any calendar quarter; and (3) for the period from April 1, 2017 through December 31, 2018, 15% to 20% of the amount of our pre-incentive fee net investment income, if any, that exceeds catch-up threshold in any calendar quarter. These calculations are appropriately prorated for any period of less than three months. The effect of the fee calculation described above is that if pre-incentive fee net investment income is equal to or exceeds catch-up threshold, the Investment Adviser will receive a fee of 15% to 20% of our pre-incentive fee net investment income for the quarter.
Incentive Fee Waiver
For the period from April 1, 2018 through December 31, 2018, the Investment Adviser has agreed to waive 25% of its performance based incentive fee so that the incentive fee on pre-incentive fee net investment income is accrued at 15%.
For the period from April 1, 2017 through March 31, 2018, the Investment Adviser has agreed to waive up to 25% of its performance based incentive fee so that the incentive fee on pre-incentive fee net investment income could be accrued at as low a rate as 15% to the extent the Company experiences cumulative net realized and change in unrealized losses during the waiver period (“cumulative net losses”). The inclusion of cumulative net gains and cumulative net losses will be measured on a cumulative basis from April 1, 2017 through the end of each quarter during the waiver period. Any cumulative net gains will result in a dollar for dollar increase in the incentive fee payable up to a maximum rate of 20% and any cumulative net losses will result in a dollar for dollar decrease in the incentive fee payable down to a minimum rate of 15%.

(ii)	Incentive Fee on Pre-Incentive Fee Net Income - effective from January 1, 2019

Beginning January 1, 2019, the incentive fee on pre-incentive fee net investment income will be determined and paid quarterly in arrears by calculating the amount by which (x) the aggregate amount of the pre-incentive fee net investment income in respect of the current calendar quarter and each of the eleven preceding calendar quarters beginning with the calendar quarter that commences on or after April 1, 2018 (the “trailing twelve quarters”) exceeds (y) preferred return amount in respect of the trailing twelve quarters.
The preferred return amount will be determined on a quarterly basis, and will be calculated by summing the amounts obtained by multiplying 1.75% by the Company’s net asset value at the beginning of each applicable calendar quarter comprising the relevant trailing twelve quarters. The preferred return amount will be calculated after making appropriate adjustments to the Company’s net asset value at the beginning of each applicable calendar quarter for Company capital issuances and distributions during the applicable calendar quarter.
The amount of the Incentive Fee on Income that will be paid to the Investment Adviser for a particular quarter will equal the excess of the incentive fee on pre-incentive fee net investment income, so calculated less the aggregate incentive fee on pre-incentive fee net investment income that were paid to the Investment Adviser (excluding waivers, if any) in the preceding eleven calendar quarters comprising the relevant trailing twelve quarters.
The Company will pay the Investment Adviser an incentive fee with respect to our pre-incentive fee net investment income in each calendar quarter as follows:
(1) no incentive fee in any calendar quarter in which our pre-incentive fee net investment income for the trailing twelve quarters does not exceed the preferred return amount.
(2) 100% of our pre-incentive fee net investment income for the trailing twelve quarters, if any, that exceeds the preferred return amount but is less than or equal to an amount (the “catch-up amount”) determined by multiplying 2.1875% by the Company’s net asset value at the beginning of each applicable calendar quarter comprising the relevant trailing twelve quarters.
(3) for any quarter in which the Company’s pre-incentive fee net investment income for the trailing twelve quarters exceeds the catch-up amount, the incentive fee shall equal 20% of the amount of the Company’s pre-incentive fee net investment income for such trailing twelve quarters.

APOLLO INVESTMENT CORPORATION
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
(In thousands, except share and per share data)

The Incentive Fee on Income as calculated is subject to a cap (the “Incentive Fee Cap”). The Incentive Fee Cap in any quarter is an amount equal to (a) 20% of the Cumulative Pre-Incentive Fee Net Return (as defined below) during the relevant trailing twelve quarters less (b) the aggregate Incentive Fees on Income that were paid to the Investment Adviser (excluding waivers, if any) in the preceding eleven calendar quarters (or portion thereof) comprising the relevant trailing twelve quarters.
For this purpose, “Cumulative Pre-Incentive Fee Net Return” during the relevant trailing twelve quarters means (x) Pre-Incentive Fee Net Investment Income in respect of the trailing twelve quarters less (y) any Net Capital Loss, since April 1, 2018, in respect of the trailing twelve quarters. If, in any quarter, the Incentive Fee Cap is zero or a negative value, the Company shall pay no Incentive Fee on Income to the Investment Adviser in that quarter. If, in any quarter, the Incentive Fee Cap is a positive value but is less than the Incentive Fee on Income calculated in accordance with Section 3(c)(i) above, the Company shall pay the Investment Adviser the Incentive Fee Cap for such quarter. If, in any quarter, the Incentive Fee Cap is equal to or greater than the Incentive Fee on Income calculated in accordance with Section 3(c)(i) above, the Company shall pay the Investment Adviser the Incentive Fee on Income for such quarter.
“Net Capital Loss” in respect of a particular period means the difference, if positive, between (i) aggregate capital losses, whether realized or unrealized, in such period and (ii) aggregate capital gains, whether realized or unrealized, in such period.
B. Annual Incentive Fee Based on Capital Gains.

The Incentive Fee on Capital Gains shall be determined and payable in arrears as of the end of each calendar year (or upon termination of this agreement). This fee shall equal 20.0% of the sum of the Company’s realized capital gains on a cumulative basis, calculated as of the end of each calendar year (or upon termination of this Agreement), computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any Incentive Fees on Capital Gains previously paid to the Investment Adviser. The aggregate unrealized capital depreciation of the Company shall be calculated as the sum of the differences, if negative, between (a) the valuation of each investment in the Company’s portfolio as of the applicable calculation date and (b) the accreted or amortized cost basis of such investment.

For accounting purposes only, we are required under GAAP to accrue a theoretical capital gains incentive fee based upon net realized capital gains and unrealized capital gain and loss on investments held at the end of each period. The accrual of this theoretical capital gains incentive fee assumes all unrealized capital gain and loss is realized in order to reflect a theoretical capital gains incentive fee that would be payable to the Investment Adviser at each measurement date. There was no accrual for theoretical capital gains incentive fee for the three months ended June 30, 2018 and 2017. It should be noted that a fee so calculated and accrued would not be payable under the Investment Advisers Act of 1940 (the “Advisers Act”) or the Investment Advisory Agreement, and would not be paid based upon such computation of capital gains incentive fees in subsequent periods. Amounts actually paid to the Investment Adviser will be consistent with the Advisers Act and formula reflected in the Investment Advisory Agreement which specifically excludes consideration of unrealized capital gain.

Deferred Payment of Certain Incentive Fees

For the period between April 1, 2013 and March 31, 2018, AIM has agreed to be paid the portion of the incentive fee that is attributable to interest or dividend income on PIK securities when the Company receives such interest or dividend income in cash. The accrual of incentive fee shall be reversed if such interest or dividend income is written off or determined to be no longer realizable. Upon payment of the deferred incentive fee, AIM will also receive interest on the deferred incentive fee at an annual rate of 3.25% for the period between the date in which the incentive fee is earned and the date of payment.
Effective April 1, 2018, with changes in the incentive fees calculation there will be no more deferral of incentive fees on PIK income. The interest will only continue to accrue on the deferred incentive fees payable to AIM as of March 31, 2018.
For the three months ended June 30, 2018 and 2017, the Company recognized $8,873 and $12,125 respectively, of management fees, and $7,423 and $7,912, respectively, of incentive fees before impact of waived fees. For the three months ended June 30, 2018 and 2017, management fees waived were $0 and $3,031, respectively, and incentive fees waived were $1,856 and $1,978, respectively. As of June 30, 2018 and March 31, 2018, management and performance-based incentive fees payable were $17,506 and $16,585, respectively.

APOLLO INVESTMENT CORPORATION
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
(In thousands, except share and per share data)

For the three months ended June 30, 2018 and 2017, the amount of incentive fees on PIK income for which payments have been deferred were $0 and $871, respectively. For the three months ended June 30, 2018 and 2017, the Company reversed none of the deferred incentive fee payable related to PIK income which were deemed to be no longer realizable. As of June 30, 2018 and March 31, 2018, the cumulative deferred incentive fee on PIK income included in management and performance-based incentive fee payable line of the Statements of Assets and Liabilities were $3,066 and $3,066, respectively.
For the three months ended June 30, 2018 and 2017, the amount of interest on deferred incentive fees accrued were $25 and $19. For the three months ended June 30, 2018 and 2017, the Company reversed none of the accrued interest payable on deferred incentive fees related to PIK income which were deemed to be no longer realizable. As of June 30, 2018 and March 31, 2018, the accrued interest payable on deferred incentive fees were $109 and $85, respectively.
Administration Agreement with AIA
The Company has also entered into an administration agreement with the Administrator (the “Administration Agreement”) under which AIA provides administrative services for the Company. For providing these services, facilities and personnel, the Company reimburses the Administrator for the allocable portion of overhead and other expenses incurred by the Administrator and requested to be reimbursed by the Administrator in performing its obligations under the Administration Agreement. The expenses include rent and the Company’s allocable portion of compensation and other related expenses for its Chief Financial Officer, Chief Legal Officer and Chief Compliance Officer and their respective staffs. For the three months ended June 30, 2018 and 2017, the Company recognized administrative services expense under the Administration Agreement of $1,638 and $1,675, respectively. There was no payable to AIA and its affiliates for expenses paid on our behalf as of June 30, 2018 and March 31, 2018.
Administrative Service Expense Reimbursement
Merx Aviation Finance, LLC (“Merx”), a wholly-owned portfolio company of the Company, has entered into an administration agreement with the Administrator (the “Merx Administration Agreement”) under which AIA provides administrative services to Merx. For the three months ended June 30, 2018 and 2017, the Company recognized administrative service expense reimbursements of $63 and $63, respectively, under the Merx Administration Agreement.
Debt Expense Reimbursements
The Company has also entered into debt expense reimbursement agreements with Merx Aviation Finance Assets Ireland Limited (an affiliate of Merx), Dynamic Product Tankers, LLC and UniTek Global Services Inc. which will reimburse the Company for reasonable out-of-pocket expenses incurred, including any interest, fees or other amounts incurred by the Company in connection with letters of credit issued on their behalf. For the three months ended June 30, 2018 and 2017, the Company recognized debt expense reimbursements of $81 and $85, respectively, under the debt expense reimbursement agreements.
Co-Investment Activity
We may co-invest on a concurrent basis with affiliates of ours, subject to compliance with applicable regulations and our allocation procedures. Certain types of negotiated co-investments may be made only in accordance with the terms of the exemptive order we received from the SEC permitting us to do so. On March 29, 2016, we received an exemptive order from the SEC (the “Order”) permitting us greater flexibility to negotiate the terms of co-investment transactions with certain of our affiliates, including investment funds managed by AIM or its affiliates, subject to the conditions included therein. Under the terms of the Order, a “required majority” (as defined in Section 57(o) of the 1940 Act) of our independent directors must be able to reach certain conclusions in connection with a co-investment transaction, including that (1) the terms of the proposed transaction are reasonable and fair to us and our stockholders and do not involve overreaching of us or our stockholders on the part of any person concerned, and (2) the transaction is consistent with the interests of our stockholders and is consistent with our Board of Directors’ approved criteria. In certain situations where co-investment with one or more funds managed by AIM or its affiliates is not covered by the Order, the personnel of AIM or its affiliates will need to decide which fund will proceed with the investment. Such personnel will make these determinations based on allocation policies and procedures, which are designed to reasonably ensure that investment opportunities are allocated fairly and equitably among affiliated funds over time and in a manner that is consistent with applicable laws, rules and regulations. The Order is subject to certain terms and conditions so there can be no assurance that we will be permitted to co-invest with certain of our affiliates other than in the circumstances currently permitted by regulatory guidance and the Order.

APOLLO INVESTMENT CORPORATION
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
(In thousands, except share and per share data)

As of June 30, 2018, the Company’s co-investment holdings were 24% of the portfolio or $607,941, measured at fair value. On a cost basis, 24% of the portfolio or $606,371 were co-investments. As of March 31, 2018, the Company’s co-investment holdings were 22% of the portfolio or $498,704, measured at fair value. On a cost basis, 22% of the portfolio or $497,418 were co-investments.
Note 4. Earnings Per Share
The following table sets forth the computation of earnings (loss) per share (“EPS”), pursuant to ASC 260-10, for the three months ended June 30, 2018 and 2017:

	Three Months Ended June 30,
	2018	2017
Basic Earnings (Loss) Per Share
Net increase (decrease) in net assets resulting from operations	$13,250	$28,781
Weighted average shares outstanding	215,914,717	219,694,654
Basic earnings (loss) per share	$0.06	$0.13
Note 5. Investments
Fair Value Measurement and Disclosures
The following table shows the composition of our investment and derivative portfolio as of June 30, 2018, with the fair value disaggregated into the three levels of the fair value hierarchy in accordance with ASC 820:

			Fair Value Hierarchy
	Cost	Fair Value	Level 1	Level 2	Level 3
First Lien Secured Debt	$1,366,220	$1,363,867	$—	$—	$1,363,867
Second Lien Secured Debt	751,684	737,124	—	315,101	422,023
Unsecured Debt	90,290	90,599	—	—	90,599
Structured Products and Other	68,284	67,373	—	—	67,373
Preferred Equity	20,640	31,400	—	—	31,400
Common Equity/Interests	215,936	204,849	—	—	204,849
Warrants	363	247	—	—	247
Total Investments before Option Contracts and Cash Equivalents	$2,513,417	$2,495,459	$—	$315,101	$2,180,358
Purchased Put Options	$3,192	$348	$348	$—	$—
Written Call Options	(3,390)	(20,258)	(20,258)	—	—
Total Option Contracts	$(198)	$(19,910)	$(19,910)	$—	$—
Money Market Fund	$11,612	$11,612	$11,612	$—	$—
Total Cash Equivalents	$11,612	$11,612	$11,612	$—	$—
Total Investments after Option Contracts and Cash Equivalents	$2,524,831	$2,487,161	$(8,298)	$315,101	$2,180,358

APOLLO INVESTMENT CORPORATION
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
(In thousands, except share and per share data)

The following table shows the composition of our investment and derivative portfolio as of March 31, 2018, with the fair value disaggregated into the three levels of the fair value hierarchy in accordance with ASC 820:

			Fair Value Hierarchy
	Cost	Fair Value	Level 1	Level 2	Level 3
First Lien Secured Debt	$1,144,585	$1,131,943	$—	$—	$1,131,943
Second Lien Secured Debt	719,650	706,011	—	290,673	415,338
Unsecured Debt	102,716	103,166	—	13,049	90,117
Structured Products and Other	68,227	67,967	—	—	67,967
Preferred Equity	20,076	31,052	—	—	31,052
Common Equity/Interests	212,979	207,657	—	—	207,657
Warrants	363	251	—	—	251
Total Investments before Option Contracts and Cash Equivalents	$2,268,596	$2,248,047	$—	$303,722	$1,944,325
Purchased Put Options	$5,758	$1,226	$1,226	$—	$—
Written Call Options	(5,736)	(20,350)	(20,350)	—	—
Total Option Contracts	$22	$(19,124)	$(19,124)	$—	$—
Money Market Fund	$14,035	$14,035	$14,035	$—	$—
Total Cash Equivalents	$14,035	$14,035	$14,035	$—	$—
Total Investments after Option Contracts and Cash Equivalents	$2,282,653	$2,242,958	$(5,089)	$303,722	$1,944,325
The following table shows changes in the fair value of our Level 3 investments during the three months ended June 30, 2018:

	First Lien Secured Debt (2)	Second Lien Secured Debt (2)	Unsecured Debt	Structured Products and Other	Preferred Equity	Common Equity/Interests	Warrants	Total
Fair value as of March 31, 2018	$1,131,943	$415,338	$90,117	$67,967	$31,052	$207,657	$251	$1,944,325
Net realized gains (losses)	23	29	—	—	(1)	—	—	51
Net change in unrealized gains (losses)	10,290	1,296	110	(652)	(216)	(5,766)	(4)	5,058
Net amortization on investments	904	343	—	107	—	—	—	1,354
Purchases, including capitalized PIK (3)	315,052	24,630	372	43	535	7,860	—	348,492
Sales (3)	(94,345)	(2,017)	—	(92)	30	(4,902)	—	(101,326)
Transfers out of Level 3 (1)	—	(17,596)	—	—	—	—	—	(17,596)
Transfers into Level 3 (1)	—	—	—	—	—	—	—	—
Fair value as of June 30, 2018	$1,363,867	$422,023	$90,599	$67,373	$31,400	$204,849	$247	$2,180,358

Net change in unrealized gains (losses) on Level 3 investments still held as of June 30, 2018	$8,712	$1,072	$110	$(652)	$(216)	$(5,766)	$(4)	$3,256
____________________

(1)
Transfers out (if any) of Level 3 are due to an increase in the quantity and reliability of broker quotes obtained and transfers into (if any) Level 3 are due to a decrease in the quantity and reliability of broker quotes obtained as assessed by the Investment Adviser. Transfers are assumed to have occurred at the end of the period. There were no transfers between Level 1 and Level 2 fair value measurements during the period shown.

(2)	Includes unfunded commitments measured at fair value of $(4,163).

(3)	Includes reorganizations and restructuring of investments.

APOLLO INVESTMENT CORPORATION
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
(In thousands, except share and per share data)

The following table shows changes in the fair value of our Level 3 investments during the three months ended June 30, 2017:

	First Lien Secured Debt (2)	Second Lien Secured Debt (2)	Unsecured Debt	Structured Products and Other	Preferred Equity	Common Equity/Interests	Warrants	Total
Fair value as of March 31, 2017	$1,049,232	$446,772	$146,218	$166,893	$25,637	$228,200	$94	$2,063,046
Net realized gains (losses)	(10,335)	—	(338)	—	(93,725)	(81,833)	(49,771)	(236,002)
Net change in unrealized gains (losses)	24,665	(3,884)	441	2,044	93,843	72,020	49,759	238,888
Net amortization on investments	805	688	—	93	—	35	—	1,621
Purchases, including capitalized PIK (3)	233,538	61,047	321	—	—	28,146	—	323,052
Sales (3)	(172,065)	(51,260)	—	(33,166)	—	(28,879)	—	(285,370)
Transfers out of Level 3 (1)	—	(19,625)	—	—	—	—	—	(19,625)
Transfers into Level 3 (1)	—	27,142	—	—	—	—	—	27,142
Fair value as of June 30, 2017	$1,125,840	$460,880	$146,642	$135,864	$25,755	$217,689	$82	$2,112,752

Net change in unrealized gains (losses) on Level 3 investments still held as of June 30, 2017	$3,503	$(3,666)	$103	$1,961	$118	$(13,727)	$(11)	$(11,719)
____________________

(1)
Transfers out of Level 3 are due to an increase in the quantity and reliability of broker quotes obtained and transfers into Level 3 are due to a decrease in the quantity and reliability of broker quotes obtained as assessed by the Investment Adviser. Transfers are assumed to have occurred at the end of the period. There were no transfers between Level 1 and Level 2 fair value measurements during the period shown.

(2)	Includes unfunded commitments measured at fair value of $(2,507).

(3)	Includes reorganizations and restructuring of investments.

APOLLO INVESTMENT CORPORATION
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
(In thousands, except share and per share data)

The following tables summarize the significant unobservable inputs the Company used to value its investments categorized within Level 3 as of June 30, 2018 and March 31, 2018. In addition to the techniques and inputs noted in the tables below, according to our valuation policy we may also use other valuation techniques and methodologies when determining our fair value measurements. The below tables are not intended to be all-inclusive, but rather provide information on the significant unobservable inputs as they relate to the Company’s determination of fair values.
The unobservable inputs used in the fair value measurement of our Level 3 investments as of June 30, 2018 were as follows:

		Quantitative Information about Level 3 Fair Value Measurements
Asset Category	Fair Value	Valuation Techniques/Methodologies	Unobservable Input	Range		Weighted Average (1)
First Lien Secured Debt	$(885)	Broker Quoted	Broker Quote	N/A	N/A	N/A
	492,800	Discounted Cash Flow	Discount Rate	2.3%	14.1%	12.2%
	46,457	Recovery Analysis	Recoverable Amount	N/A	N/A	N/A
		Market Comparable	Comparable Multiple	4.9x	4.9x	4.9x
	82,264	Recent Transaction	Recent Transaction	N/A	N/A	N/A
	125,664	Recovery Analysis	Commodity Price	$62.50	$70.00	$64.97
	405	Recovery Analysis	Recoverable Amount	N/A	N/A	N/A
		Yield Analysis	Discount Rate	25.0%	25.0%	25.0%
	5,705	Transaction Price	Expected Proceeds	N/A	N/A	N/A
	611,457	Yield Analysis	Discount Rate	4.1%	15.5%	10.7%
Second Lien Secured Debt	29,785	Broker Quoted	Broker Quote	N/A	N/A	N/A
	11,770	Market Comparable	Comparable Multiple	0.6x	7.9x	7.9x
	12,500	Recent Transaction	Recent Transaction	N/A	N/A	N/A
	31,279	Recovery Analysis	Commodity Price	$66.80	$70.00	$67.32
	336,689	Yield Analysis	Discount Rate	10.9%	14.3%	12.8%
Unsecured Debt	90,599	Yield Analysis	Discount Rate	10.1%	16.1%	10.8%
Structured Products and Other	42,375	Discounted Cash Flow	Discount Rate	9.5%	10.2%	10.0%
	24,998	Transaction Price	Transaction Price	N/A	N/A	N/A
Preferred Equity	886	Discounted Cash Flow	Discount Rate	10.5%	10.5%	10.5%
	25,429	Option Pricing Model	Expected Volatility	40.0%	40.0%	40.0%
	5,085	Yield Analysis	Discount Rate	11.1%	18.0%	17.5%
Common Equity/Interests	471	Broker Quoted	Broker Quote	N/A	N/A	N/A
	175,649	Discounted Cash Flow	Discount Rate	10.5%	25.0%	13.0%
	4,500	Market Comparable	Comparable Multiple	4.9x	7.9x	7.6x
	100	Option Pricing Model	Expected Volatility	20.0%	20.0%	20.0%
	24,129	Recovery Analysis	Commodity Price	$62.50	$70.00	$64.26
Warrants	247	Option Pricing Model	Expected Volatility	37.5%	60.0%	53.1%
Total Level 3 Investments	$2,180,358
___________________

(1)
The weighted average information is generally derived by assigning each disclosed unobservable input a proportionate weight based on the fair value of the related investment. For the commodity price unobservable input, the weighted average price is an undiscounted price based upon the estimated production level from the underlying reserves.

APOLLO INVESTMENT CORPORATION
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
(In thousands, except share and per share data)

The unobservable inputs used in the fair value measurement of our Level 3 investments as of March 31, 2018 were as follows:

		Quantitative Information about Level 3 Fair Value Measurements
Asset Category	Fair Value	Valuation Techniques/Methodologies	Unobservable Input	Range		Weighted Average (1)
First Lien Secured Debt	$(885)	Broker Quoted	Broker Quote	N/A	N/A	N/A
	401,800	Discounted Cash Flow	Discount Rate	2.3%	14.6%	12.3%
	(337)	Recent Transaction	Recent Transaction	N/A	N/A	N/A
	120,331	Recovery Analysis	Commodity Price	$60.00	$66.00	$63.27
	47,170	Recovery Analysis	Recoverable Amount	N/A	N/A	N/A
		Market Comparable Technique	Comparable Multiple	4.9x	4.9x	4.9x
	451	Recovery Analysis	Recoverable Amount	N/A	N/A	N/A
		Yield Analysis	Discount Rate	25.0%	25.0%	25.0%
	6,063	Transaction Price	Expected Proceeds	N/A	N/A	N/A
	557,350	Yield Analysis	Discount Rate	3.7%	14.8%	10.8%
Second Lien Secured Debt	37,456	Broker Quoted	Broker Quote	N/A	N/A	N/A
	10,159	Market Comparable Technique	Comparable Multiple	0.8x	7.9x	7.9x
	30,510	Recovery Analysis	Commodity Price	$64.00	$66.00	$65.54
	337,213	Yield Analysis	Discount Rate	10.9%	14.1%	12.7%
Unsecured Debt	90,117	Yield Analysis	Discount Rate	11.2%	17.0%	11.9%
Structured Products and Other	67,967	Discounted Cash Flow	Discount Rate	9.0%	11.0%	10.4%
Preferred Equity	25,711	Option Pricing Model	Expected Volatility	39.5%	39.5%	39.5%
	5,341	Yield Analysis	Discount Rate	10.8%	12.5%	12.4%
Common Equity/Interests	466	Broker Quoted	Broker Quote	N/A	N/A	N/A
	167,132	Discounted Cash Flow	Discount Rate	10.0%	25.0%	13.4%
	6,810	Market Comparable Technique	Comparable Multiple	7.7x	11.4x	9.0x
	33,249	Recovery Analysis	Commodity Price	$60.00	$66.00	$62.51
Warrants	251	Option Pricing Model	Expected Volatility	37.5%	60.0%	53.0%
Total Level 3 Investments	$1,944,325
____________________

(1)
The weighted average information is generally derived by assigning each disclosed unobservable input a proportionate weight based on the fair value of the related investment. For the commodity price unobservable input, the weighted average price is an undiscounted price based upon the estimated production level from the underlying reserves.

APOLLO INVESTMENT CORPORATION
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
(In thousands, except share and per share data)

The significant unobservable inputs used in the fair value measurement of the Company’s debt and equity securities are primarily earnings before interest, taxes, depreciation and amortization (“EBITDA”) comparable multiples and market discount rates. The Company typically uses EBITDA comparable multiples on its equity securities to determine the fair value of investments. The Company uses market discount rates for debt securities to determine if the effective yield on a debt security is commensurate with the market yields for that type of debt security. If a debt security’s effective yield is significantly less than the market yield for a similar debt security with a similar credit profile, the resulting fair value of the debt security may be lower. For certain investments where fair value is derived based on a recovery analysis, the Company uses underlying commodity prices from third party market pricing services to determine the fair value and/or recoverable amount, which represents the proceeds expected to be collected through asset sales or liquidation. Further, for certain investments, the Company also considered the probability of future events which are not in management’s control. Significant increases or decreases in any of these inputs in isolation would result in a significantly lower or higher fair value measurement. The significant unobservable inputs used in the fair value measurement of the structured products include the discount rate applied in the valuation models in addition to default and recovery rates applied to projected cash flows in the valuation models. Specifically, when a discounted cash flow model is used to determine fair value, the significant input used in the valuation model is the discount rate applied to present value the projected cash flows. Increases in the discount rate can significantly lower the fair value of an investment; conversely decreases in the discount rate can significantly increase the fair value of an investment. The discount rate is determined based on the market rates an investor would expect for a similar investment with similar risks. For certain investments such as warrants, the independent valuation firms engaged by the Company may use an option pricing technique, of which the applicable method is the Black-Scholes Option Pricing Method (“BSM”), to perform independent valuations. The BSM is a model of price variation over time of financial instruments, such as equity, that is used to determine the price of call or put options. Various inputs are required but the primary unobservable input into the BSM model is the underlying asset volatility.
Investment Transactions
For the three months ended June 30, 2018 and 2017, purchases of investments on a trade date basis were $358,950 and $342,036, respectively. For the three months ended June 30, 2018 and 2017, sales and repayments (including prepayments and unamortized fees) of investments on a trade date basis were $108,618 and $251,947, respectively.
PIK Income
The Company holds loans and other investments, including certain preferred equity investments, that have contractual PIK income. PIK income computed at the contractual rate is accrued into income and reflected as receivable up to the capitalization date. During the three months ended June 30, 2018 and 2017, PIK income earned was $2,678 and $5,810, respectively.
The following table shows the change in capitalized PIK balance for the three months ended June 30, 2018 and 2017:

	Three Months Ended June 30,
	2018	2017
PIK balance at beginning of period	$24,454	$53,262
PIK income capitalized	1,983	2,775
Adjustments due to investments exited or written off	—	(35,697)
PIK income received in cash	—	(370)
PIK balance at end of period	$26,437	$19,970
Dividend Income
The Company holds structured products and other investments. The CLO equity investments are entitled to recurring distributions which are generally equal to the excess cash flow generated from the underlying investments after payment of the contractual payments to debt holders and fund expenses. The Company records as dividend income the accretable yield from its beneficial interests in structured products such as CLOs based upon a number of cash flow assumptions that are subject to uncertainties and contingencies. During the three months ended June 30, 2018 and 2017, dividend income from structured products was $312 and $1,087, respectively.

APOLLO INVESTMENT CORPORATION
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
(In thousands, except share and per share data)

Investments on Non-Accrual Status
As of June 30, 2018, 3.0% of total investments at amortized cost, or 2.3% of total investments at fair value, were on non-accrual status. As of March 31, 2018, 3.3% of total investments at amortized cost, or 2.3% of total investments at fair value, were on non-accrual status.
Unconsolidated Significant Subsidiary
The following unconsolidated subsidiaries are considered significant subsidiaries under SEC Regulation S-X Rule 10-01(b)(1) as of June 30, 2018. Accordingly, summarized, unaudited, comparative financial information is presented below for the unconsolidated significant subsidiary.

Merx Aviation Finance, LLC

Merx Aviation Finance, LLC and its subsidiaries (“Merx Aviation”) are principally engaged in acquiring and leasing commercial aircraft to airlines. Its focus is on current generation aircraft, held either domestically or internationally. Merx Aviation may acquire fleets of aircraft primarily through securitized, non-recourse debt or individual aircraft. Merx Aviation may outsource its aircraft servicing requirements to third parties that have the global staff and expertise necessary to complete such tasks. The following table shows unaudited summarized financial information for Merx Aviation:

	Three Months Ended June 30,
	2018	2017
Net revenue	$123,295	$28,858
Net operating income	99,911	17,490
Earnings before taxes	83,422	9,057
Net profit	83,369	9,057
Note 6. Derivative Instruments
In the normal course of business, the Company enters into derivative instruments which serve as components of the Company’s investment strategies and are utilized primarily to structure the portfolio to economically match the investment strategies of the Company. These instruments are subject to various risks, similar to non-derivative instruments, including market, credit and liquidity risks. The Investment Adviser manages these risks on an aggregate basis along with the risks associated with the Company’s investing activities as part of its overall risk management policy.
Purchased Put Options
Purchased put option contracts give the Company the right, but not the obligation, to sell within a limited time, a financial instrument, commodity or currency at a contracted price that may also be settled in cash, based on differentials between specified indices or prices. Purchasing put options tends to decrease exposure to the underlying instrument. The Company pays a premium, which is recorded as an asset and subsequently marked-to-market to reflect the current value of the option. Premiums paid for purchasing options which expire unexercised are treated as realized losses. Premiums paid for purchasing options which are exercised are added to the amounts paid for, or offset against the proceeds received on, the underlying security or reference investment. The risk associated with purchasing put options is limited to the premium paid.

APOLLO INVESTMENT CORPORATION
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
(In thousands, except share and per share data)

Written Call Options
Written call options obligate the Company to buy within a limited time, a financial instrument, commodity or currency at a contracted price that may also be settled in cash, based on differentials between specified indices or prices. When the Company writes a call option, an amount equal to the premium received by the Company is treated as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the written call option. If an option which the Company has written either expires unexercised on its stipulated expiration date or the Company enters into a closing purchase transaction, the Company realizes a gain or loss (if the cost of a closing purchase transaction is less than or exceeds, respectively, the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security or derivative instrument, and the liability related to such option is extinguished. If a call option which the Company has written is exercised, the Company recognizes a realized gain or loss from the sale of the underlying security or derivative instrument and the proceeds from the sale are increased by the premium originally received. In writing a call option, the Company bears the market risk of an unfavorable change in the price, potentially unlimited in amount, of the derivative instrument or security underlying the written call option.
The following table sets forth the gross fair value of derivative contracts, by major risk type, as of June 30, 2018. The table also includes information on the volume of derivatives based on the base notional value of option contracts open at June 30, 2018.

	June 30, 2018
Underlying Risk Type	Base Notional Assets	Derivative Assets Fair Value	Base Notional Liabilities	Derivative Liabilities Fair Value
Commodity:
Purchased Put Options	$75,366	$348	$—	$—
Written Call Options	—	—	(100,260)	(20,258)
The following table sets forth the gross fair value of derivative contracts, by major risk type, as of March 31, 2018. The table also includes information on the volume of derivatives based on the base notional value of option contracts open at March 31, 2018.

	March 31, 2018
Underlying Risk Type	Base Notional Assets	Derivative Assets Fair Value	Base Notional Liabilities	Derivative Liabilities Fair Value
Commodity:
Purchased Put Options	$123,750	$1,226	$—	$—
Written Call Options	—	—	(158,117)	(20,350)
The volume of derivatives presented in the tables above is representative of activities from September 6, 2017, when the Company started re-entering into these derivatives, through June 30, 2018 and March 31, 2018, respectively.

APOLLO INVESTMENT CORPORATION
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
(In thousands, except share and per share data)

The effect of transactions in derivative instruments to the Statements of Operations during the three months ended June 30, 2018 and 2017 were as follows:

	Three Months Ended June 30,
	2018	2017
Net Change in Unrealized Losses on Derivatives
Purchased Put Options	$1,687	$—
Written Call Options	(2,254)	—
Net Change in Unrealized Losses on Derivatives	$(567)	$—

	Three Months Ended June 30,
	2018	2017
Net Realized Losses on Derivatives
Purchased Put Options	$(2,577)	$—
Written Call Options	(10,632)	—
Net Realized Losses on Derivatives	$(13,209)	$—
The Investment Adviser is exempt from registration with the U.S. Commodity Futures Trading Commission (“CFTC”) as a commodity pool operator (“CPO”) with respect to the Company. To the extent such exemption is no longer available and the Investment Adviser is required to register with the CFTC as a CPO, compliance with the CFTC’s disclosure, reporting and recordkeeping requirements may increase the Company’s expenses and may affect the ability of the Company to use commodity interests (including futures, option contracts, commodities, and swaps) to the extent or in the manner desired.
Note 7. Offsetting Assets and Liabilities
The Company entered into centrally cleared derivative contracts with Chicago Mercantile Exchange (“CME”). Upon entering into the centrally cleared derivative contracts, the Company is required to deposit with the relevant clearing organization cash or securities, which is referred to as the initial margin. Cash deposited as initial margin is reported as cash collateral on the Statements of Assets and Liabilities. Centrally cleared derivative contracts entered into with CME are considered settled-to-market contracts where daily variation margin posted is legally characterized as a settlement payment as opposed to collateral. The settlement payment does not terminate the derivative contract and the contract will continue to exist with no changes to its terms. Daily changes in fair value are recorded as a payable or receivable on the Statements of Assets and Liabilities as variation margin.

The Company has elected not to offset assets and liabilities in the Statements of Assets and Liabilities that may be received or paid as part of collateral arrangements, even when an enforceable master netting arrangement or other agreement is in place that provides the Company, in the event of counterparty default, the right to liquidate collateral and the right to offset a counterparty’s rights and obligations. The following table presents both gross and net information about derivative instruments eligible for offset in the Statements of Assets and Liabilities as of June 30, 2018.

Counterparty	Gross Amounts of Recognized Assets and Liabilities	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts Presented in the Statements of Assets and Liabilities		Gross Amounts Not Offset in the Statements of Assets and Liabilities
					Financial Instruments	Cash Collateral		Net Amounts
CME Group:
Variation Margin	$(1,206)	—	$(1,206)	(a)	—	$1,206	(b)	—
___________________

(a)
The variation margin payable on option contracts is the result of purchased put options and written call options that are settled-to-market with a fair value of $348 and ($20,258), respectively, as of June 30, 2018, offset against the variation margin posted with the CME amounting to $18,704.

(b)	Per GAAP disclosure requirements, the table above does not include excess cash collateral paid in the amount of $3,022.

APOLLO INVESTMENT CORPORATION
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
(In thousands, except share and per share data)

The following table presents both gross and net information about derivative instruments eligible for offset in the Statements of Assets and Liabilities as of March 31, 2018.

Counterparty	Gross Amounts of Recognized Assets and Liabilities	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts Presented in the Statements of Assets and Liabilities		Gross Amounts Not Offset in the Statements of Assets and Liabilities
					Financial Instruments	Cash Collateral	Net Amounts
CME Group:
Variation Margin	$1,846	—	$1,846	(a)	—	—	$1,846	(b)
___________________

(a)
The variation margin receivable on option contracts is the result of purchased put options and written call options that are settled-to-market with a fair value of $1,226 and ($20,350), respectively, as of March 31, 2018, offset against the variation margin posted with the CME amounting to $20,970.

(b)	Per GAAP disclosure requirements, the table above does not include excess cash collateral paid in the amount of $5,016.
Note 8. Debt and Foreign Currency Transactions and Translations
The Company’s outstanding debt obligations as of June 30, 2018 were as follows:

	Date Issued/Amended	Total Aggregate Principal Amount Committed	Principal Amount Outstanding		Fair Value		Final Maturity Date
Senior Secured Facility	12/22/2016	$1,190,000	$597,751	*	$610,944	(3)	12/22/2021
Senior Secured Notes (Series B)	9/29/2011	16,000	16,000		16,080	(3)	9/29/2018
2043 Notes	6/17/2013	150,000	150,000		150,180	(1)	7/15/2043
2025 Notes	3/3/2015	350,000	350,000		331,205	(2)	3/3/2025
Total Debt Obligations		$1,706,000	$1,113,751		$1,108,409
Deferred Financing Cost and Debt Discount			$(11,072)
Total Debt Obligations, net of Deferred Financing Cost and Debt Discount			$1,102,679
____________________

*	Includes foreign currency debt obligations as outlined in Foreign Currency Transactions and Translations within this note to the financial statements.

(1)	The fair value of these debt obligations would be categorized as Level 1 under ASC 820 as of June 30, 2018. The valuation is based on quoted prices of identical liabilities in active markets.

(2)	The fair value of these debt obligations would be categorized as Level 2 under ASC 820 as of June 30, 2018. The valuation is based on broker quoted prices.

(3)
The fair value of these debt obligations would be categorized as Level 3 under ASC 820 as of June 30, 2018. The valuation is based on a yield analysis and discount rate commensurate with the market yields for similar types of debt.

APOLLO INVESTMENT CORPORATION
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
(In thousands, except share and per share data)

The Company’s outstanding debt obligations as of March 31, 2018 were as follows:

	Date Issued/Amended	Total Aggregate Principal Amount Committed	Principal Amount Outstanding		Fair Value		Final Maturity Date
Senior Secured Facility	12/22/2016	$1,190,000	$285,216	*	$292,338	(1)	12/22/2021
Senior Secured Notes (Series B)	9/29/2011	16,000	16,000		16,191	(1)	9/29/2018
2043 Notes	6/17/2013	150,000	150,000		152,040	(2)	7/15/2043
2025 Notes	3/3/2015	350,000	350,000		351,676	(3)	3/3/2025
Total Debt Obligations		$1,706,000	$801,216		$812,245
Deferred Financing Cost and Debt Discount			$(11,370)
Total Debt Obligations, net of Deferred Financing Cost and Debt Discount			$789,846
____________________

*	Includes foreign currency debt obligations as outlined in Foreign Currency Transactions and Translations within this note.

(1)
The fair value of these debt obligations would be categorized as Level 3 under ASC 820 as of March 31, 2018. The valuation is based on a yield analysis and discount rate commensurate with the market yields for similar types of debt.

(2)	The fair value of these debt obligations would be categorized as Level 1 under ASC 820 as of March 31, 2018. The valuation is based on quoted prices of identical liabilities in active markets.

(3)	The fair value of these debt obligations would be categorized as Level 2 under ASC 820 as of March 31, 2018. The valuation is based on broker quoted prices.
Senior Secured Facility
On December 22, 2016, the Company amended and restated its senior secured, multi-currency, revolving credit facility (the “Senior Secured Facility”) from the previous April 24, 2015 amendment. The amended and restated agreement decreased the lenders’ commitments from $1,310,000 to $1,140,000, extended the final maturity date through December 22, 2021, and included an accordion provision which allows the Company to increase the total commitments under the existing revolving facility up to an aggregate principal amount of $1,965,000 from new or existing lenders on the same terms and conditions as the existing commitments. On August 29, 2017, the Company entered into an amendment to its Senior Secured Facility to increase the multicurrency commitments under the Senior Secured Facility by $50,000 from $1,140,000 to $1,190,000 pursuant to the accordion provisions therein. The Senior Secured Facility is secured by substantially all of the assets in the Company’s portfolio, including cash and cash equivalents. Commencing January 31, 2021, the Company is required to repay, in twelve consecutive monthly installments of equal size, the outstanding amount under the Senior Secured Facility as of December 22, 2020. In addition, the stated interest rate on the facility remains as a formula-based calculation based on a minimum borrowing base, resulting in a stated interest rate, depending on the type of borrowing, of (a) either LIBOR plus 1.75% per annum or LIBOR plus 2.00% per annum, or (b) either Alternate Base Rate plus 0.75% per annum or Alternate Base Rate plus 1% per annum. As of June 30, 2018, the stated interest rate on the facility was LIBOR plus 2.00%. The Company is required to pay a commitment fee of 0.375% per annum on any unused portion of the Senior Secured Facility and participation fees and fronting fees of up to 2.25% per annum on the letters of credit issued.

APOLLO INVESTMENT CORPORATION
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
(In thousands, except share and per share data)

The Senior Secured Facility contains affirmative and restrictive covenants, events of default and other customary provisions for similar debt facilities, including: (a) periodic financial reporting requirements, (b) maintaining minimum stockholders’ equity of the greater of (i) 40% of the total assets of the Company and its consolidated subsidiaries as at the last day of any fiscal quarter and (ii) the sum of (A) $870,000 plus (B) 25% of the net proceeds from the sale of equity interests in the Company after the closing date of the Senior Secured Facility, (c) maintaining a ratio of total assets, less total liabilities (other than indebtedness) to total indebtedness, in each case of the Company and its consolidated subsidiaries, of not less than 2.0:1.0, (d) limitations on the incurrence of additional indebtedness, including a requirement to meet a certain minimum liquidity threshold before the Company can incur such additional debt, (e) limitations on liens, (f) limitations on investments (other than in the ordinary course of the Company’s business), (g) limitations on mergers and disposition of assets (other than in the normal course of the Company’s business activities), (h) limitations on the creation or existence of agreements that permit liens on properties of the Company’s consolidated subsidiaries and (i) limitations on the repurchase or redemption of certain unsecured debt and debt securities. In addition to the asset coverage ratio described in clause (c) of the preceding sentence, borrowings under the Senior Secured Facility (and the incurrence of certain other permitted debt) are subject to compliance with a borrowing base that applies different advance rates to different types of assets in the Company’s portfolio.
The Senior Secured Facility also provides for the issuance of letters of credit up to an aggregate amount of $150,000. As of June 30, 2018 and March 31, 2018, the Company had $14,126 and $14,234, respectively, in standby letters of credit issued through the Senior Secured Facility. The amount available for borrowing under the Senior Secured Facility is reduced by any standby letters of credit issued through the Senior Secured Facility. Under GAAP, these letters of credit are considered commitments because no funding has been made and as such are not considered a liability. These letters of credit are not senior securities because they are not in the form of a typical financial guarantee and the portfolio companies are obligated to refund any drawn amounts. The available remaining capacity under the Senior Secured Facility was $578,123 and $890,550 as of June 30, 2018 and March 31, 2018, respectively. Terms used in this disclosure have the meanings set forth in the Senior Secured Facility agreement.
Senior Secured Notes — Series A and Series B
On September 29, 2011, the Company closed a private offering of $45,000 aggregate principal amount of senior secured notes consisting of two series: $29,000 aggregate principal amount of 5.875% Senior Secured Notes, Series A, due September 29, 2016 (the “Series A Notes”); and $16,000 aggregate principal amount of 6.250% Senior Secured Notes, Series B, due September 29, 2018 (the “Series B Notes,” and together with the Series A Notes, the “Series A and B Notes”). The Series A and B Notes were issued in a private placement only to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended. Interest on the Series A and B Notes is due semi-annually on March 29 and September 29, commencing on March 29, 2012.
On September 29, 2016, the Series A Notes, which had an outstanding principal balance of $29,000, matured and were repaid in full.
Senior Unsecured Notes
2042 Notes
On October 9, 2012, the Company issued $150,000 aggregate principal amount of senior unsecured notes for net proceeds of $145,275 (the “2042 Notes”). The 2042 Notes will mature on October 15, 2042. Interest on the 2042 Notes is paid quarterly on January 15, April 15, July 15 and October 15, at an annual rate of 6.625%, commencing on January 15, 2013. The Company may redeem the 2042 Notes in whole or in part at any time or from time to time on or after October 15, 2017. The 2042 Notes are general, unsecured obligations and rank equal in right of payment with all of our existing and future senior, unsecured indebtedness. The 2042 Notes were listed on the New York Stock Exchange under the ticker symbol “AIB.”
On October 16, 2017, the Company redeemed the entire $150,000 aggregate principal amount outstanding of the 2042 Notes in accordance with the terms of the indenture governing the 2042 Notes, before its stated maturity date, which resulted in a realized loss on the extinguishment of debt of $5,790.

APOLLO INVESTMENT CORPORATION
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
(In thousands, except share and per share data)

2043 Notes
On June 17, 2013, the Company issued $135,000 aggregate principal amount of senior unsecured notes and on June 24, 2013, an additional $15,000 in aggregate principal amount of such notes was issued pursuant to the underwriters’ over-allotment option exercise. In total, $150,000 of aggregate principal was issued for net proceeds of $145,275 (the “2043 Notes”). The 2043 Notes will mature on July 15, 2043. Interest on the 2043 Notes is paid quarterly on January 15, April 15, July 15 and October 15, at an annual rate of 6.875%, commencing on October 15, 2013. The Company may redeem the 2043 Notes in whole or in part at any time or from time to time on or after July 15, 2018. The 2043 Notes are general, unsecured obligations and rank equal in right of payment with all of our existing and future senior, unsecured indebtedness. The 2043 Notes are listed on the New York Stock Exchange under the ticker symbol “AIY.”
2025 Notes
On March 3, 2015, the Company issued $350,000 aggregate principal amount of senior unsecured notes for net proceeds of $343,650 (the “2025 Notes”). The 2025 Notes will mature on March 3, 2025. Interest on the 2025 Notes is due semi-annually on March 3 and September 3, at an annual rate of 5.25%, commencing on September 3, 2015. The 2025 Notes are general, unsecured obligations and rank equal in right of payment with all of our existing and future senior unsecured indebtedness.
The following table summarizes the average and maximum debt outstanding, and the interest and debt issuance cost for the three months ended June 30, 2018 and 2017:

	Three Months Ended June 30,
	2018	2017
Average debt outstanding	$929,468	$971,816
Maximum amount of debt outstanding	1,102,679	1,056,929

Weighted average annualized interest cost (1)	5.25%	5.32%
Annualized amortized debt issuance cost	0.56%	0.56%
Total annualized interest cost	5.81%	5.88%
____________________

(1)
Includes the stated interest expense and commitment fees on the unused portion of the Senior Secured Facility. Commitment fees for the three months ended June 30, 2018 and 2017 were $711 and $760, respectively.

Foreign Currency Transactions and Translations
The Company had the following foreign-denominated debt outstanding on the Senior Secured Facility as of June 30, 2018:

	Original Principal Amount (Local)		Original Principal Amount (USD)	Principal Amount Outstanding	Unrealized Gain/(Loss)	Reset Date
Canadian Dollar	C$	2,300	$1,894	$1,748	$146	7/18/2018
Euro		€14,000	15,129	16,346	(1,217)	7/16/2018
Euro		€15,000	16,424	17,513	(1,089)	7/31/2018
British Pound		£14,500	21,941	19,144	2,797	7/31/2018
			$55,388	$54,751	$637

APOLLO INVESTMENT CORPORATION
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
(In thousands, except share and per share data)

The Company had the following foreign-denominated debt outstanding on the Senior Secured Facility as of March 31, 2018:

	Original Principal Amount (Local)		Original Principal Amount (USD)	Principal Amount Outstanding	Unrealized Gain/(Loss)	Reset Date
Canadian Dollar	C$	2,300	$1,894	$1,784	$110	4/16/2018
Euro		€14,000	15,129	17,218	(2,089)	4/12/2018
Euro		€12,500	13,507	15,372	(1,865)	4/30/2018
British Pound		£14,500	21,941	20,340	1,601	4/30/2018
			$52,471	$54,714	$(2,243)
As of June 30, 2018 and March 31, 2018, the Company was in compliance with all debt covenants for all outstanding debt obligations.
Note 9. Stockholders’ Equity
There were no equity offerings of common stock during the three months ended June 30, 2018 and March 31, 2018.
The Company adopted the following plans, approved by the Board of Directors, for the purpose of repurchasing its common stock in accordance with applicable rules specified in the Securities Exchange Act of 1934 (the “1934 Act”) (the “Repurchase Plans”):

Date of Agreement/Amendment	Maximum Cost of Shares That May Be Repurchased	Cost of Shares Repurchased	Remaining Cost of Shares That May Be Repurchased
August 5, 2015	$50,000	$50,000	$—
December 14, 2015	50,000	50,000	—
September 14, 2016	50,000	27,978	22,022
Total as of June 30, 2018	$150,000	$127,978	$22,022
The Repurchase Plans were designed to allow the Company to repurchase its shares both during its open window periods and at times when it otherwise might be prevented from doing so under applicable insider trading laws or because of self-imposed trading blackout periods. A broker selected by the Company will have the authority under the terms and limitations specified in an agreement with the Company to repurchase shares on the Company’s behalf in accordance with the terms of the Repurchase Plans. Repurchases are subject to SEC regulations as well as certain price, market volume and timing constraints specified in the Repurchase Plans. Pursuant to the Repurchase Plans, the Company may from time to time repurchase a portion of its shares of common stock and the Company is hereby notifying stockholders of its intention as required by applicable securities laws.
Under the Repurchase Plans described above, the Company allocated the following amounts to be repurchased in accordance with SEC Rule 10b5-1 (the “10b5-1 Repurchase Plans”):

Effective Date	Termination Date	Amount Allocated to 10b5-1 Repurchase Plans
September 15, 2015	November 5, 2015	$5,000
January 1, 2016	February 5, 2016	10,000
April 1, 2016	May 19, 2016	5,000
July 1, 2016	August 5, 2016	15,000
September 30, 2016	November 8, 2016	20,000
January 4, 2017	February 6, 2017	10,000
March 31, 2017	May 19, 2017	10,000
June 30, 2017	August 7, 2017	10,000
October 2, 2017	November 6, 2017	10,000
January 3, 2018	February 8, 2018	10,000
June 18, 2018	August 9, 2018	10,000

APOLLO INVESTMENT CORPORATION
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
(In thousands, except share and per share data)

During the three months ended June 30, 2018, the Company repurchased 1,386,802 shares at a weighted average price per share of $5.68, inclusive of commissions, for a total cost of $7,877. This represents a discount of approximately 12.80% of the average net asset value per share for the three months ended June 30, 2018.
During the year ended March 31, 2018, the Company repurchased 3,382,558 shares at a weighted average price per share of $5.84, inclusive of commissions, for a total cost of $19,746. This represents a discount of approximately 12.47% of the average net asset value per share for the year ended March 31, 2018.

Since the inception of the Repurchase Plans through June 30, 2018, the Company repurchased 21,816,057 shares at a weighted average price per share of $5.87, inclusive of commissions, for a total cost of $127,978.
On September 12, 2014, the Company announced an at-the-market offering program (the “ATM Program”) through which it can sell up to 16 million shares of its common stock from time to time. As of June 30, 2018, no shares had been sold through the Company’s ATM Program.
Note 10. Commitments and Contingencies
The Company has various commitments to fund various revolving and delayed draw senior secured and subordinated loans, including commitments to issue letters of credit through a financial intermediary on behalf of certain portfolio companies. As of June 30, 2018 and March 31, 2018, the Company had the following unfunded commitments to its portfolio companies:

	June 30, 2018	March 31, 2018
Unfunded revolver obligations and bridge loan commitments (1)	$373,004	$239,689
Standby letters of credit issued and outstanding (2)	19,498	20,692
Unfunded delayed draw loan commitments (3)	23,105	21,959
Unfunded delayed draw loan commitments (performance thresholds not met) (4)	72,893	15,244
Total Unfunded Commitments	$488,500	$297,584
____________________

(1)
The unfunded revolver obligations may or may not be funded to the borrowing party in the future. The amounts relate to loans with various maturity dates, but the entire amount was eligible for funding to the borrowers as of June 30, 2018 and March 31, 2018, subject to the terms of each loan’s respective credit agreements which includes borrowing covenants that need to be met prior to funding. As of June 30, 2018 and March 31, 2018, the bridge loan commitments included in the balances were $224,616 and $99,666, respectively.

(2)
For all these letters of credit issued and outstanding, the Company would be required to make payments to third parties if the portfolio companies were to default on their related payment obligations. None of the letters of credit issued and outstanding are recorded as a liability on the Company’s Statements of Assets and Liabilities as such letters of credit are considered in the valuation of the investments in the portfolio company.

(3)
The Company’s commitment to fund delayed draw loans is triggered upon the satisfaction of certain pre-negotiated terms and conditions which can include covenants to maintain specified leverage levels and other related borrowing base covenants.

(4)
The borrowers are required to meet certain performance thresholds before the Company is obligated to fulfill the commitments and those performance thresholds were not met as of June 30, 2018 and March 31, 2018.

Of the unfunded commitments which existed as of June 30, 2018, $413,653 were outstanding as of August 7, 2018.

APOLLO INVESTMENT CORPORATION
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
(In thousands, except share and per share data)

Note 11. Financial Highlights
The following is a schedule of financial highlights for the three months ended June 30, 2018 and fiscal year ended March 31, 2018.

	Three Months Ended June 30, 2018	Year Ended March 31, 2018
	(Unaudited)
Per Share Data*
Net asset value at beginning of period	$6.56	$6.74
Net investment income (1)	0.15	0.61
Net realized and change in unrealized losses (1)	(0.08)	(0.21)
Net increase in net assets resulting from operations	0.06	0.40
Distribution of net investment income (2)	(0.15)	(0.40)
Distribution of return of capital (2)	—	(0.20)
Accretion due to share repurchases	0.01	0.01
Net asset value at end of period	$6.47	$6.56

Per share market value at end of period	$5.57	$5.22
Total return (3)	9.53%	(12.06)%
Shares outstanding at end of period	214,925,294	216,312,096
Weighted average shares outstanding	215,914,717	218,623,840

Ratio/Supplemental Data
Net assets at end of period (in millions)	$1,391.2	$1,418.1
Annualized ratio of operating expenses to average net assets (4)(5)	5.30%	5.02%
Annualized ratio of interest and other debt expenses to average net assets (5)	3.85%	3.61%
Annualized ratio of total expenses to average net assets (4)(5)	9.15%	8.63%
Annualized ratio of net investment income to average net assets (5)	9.01%	9.15%
Average debt outstanding (in millions)	$929.5	$899.3
Average debt per share	$4.30	$4.11
Annualized portfolio turnover rate (5)	18.49%	45.06%
Asset coverage per unit (6)	$2,249	$2,770
____________________

*	Totals may not foot due to rounding.

(1)	Financial highlights are based on the weighted average number of shares outstanding for the period presented.

(2)
The tax character of distributions are determined based on taxable income calculated in accordance with income tax regulations which may differ from amounts determined under GAAP. Although the tax character of distributions paid to stockholders through June 30, 2018 may include return of capital, the exact amount cannot be determined at this point. Per share amounts are based on actual rate per share.

(3)
Total return is based on the change in market price per share during the respective periods. Total return also takes into account distributions, if any, reinvested in accordance with the Company’s dividend reinvestment plan.

(4)
The ratio of operating expenses to average net assets and the ratio of total expenses to average net assets are shown inclusive of all voluntary management and incentive fee waivers (See Note 3 to the financial statements). For the three months ended June 30, 2018, the annualized ratio of operating expenses to average net assets and the annualized ratio of total expenses to average net assets would be 5.84% and 9.72%, respectively, without the voluntary fee waivers. For the year ended March 31, 2018, the ratio of operating expenses to average net assets and the ratio of total expenses to average net assets would be 6.39% and 10.03%, respectively, without the voluntary fee waivers.

(5)	Annualized for the three months ended June 30, 2018.

APOLLO INVESTMENT CORPORATION
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
(In thousands, except share and per share data)

(6)
The asset coverage ratio for a class of senior securities representing indebtedness is calculated as our total assets, less all liabilities and indebtedness not represented by senior securities, divided by senior securities representing indebtedness. This asset coverage ratio is multiplied by one thousand to determine the asset coverage per unit.

Note 12. Subsequent Events
Management has evaluated subsequent events through the date of issuance of these financial statements and has determined that there are no subsequent events outside the ordinary scope of business that require adjustment to, or disclosure in, the financial statements other than those disclosed below.
During the period from July 1, 2018 through August 7, 2018, the Company repurchased 26,600 shares at a weighted average price per share of $5.58, inclusive of commissions, for a total cost of $149, leaving a maximum of $21,873 available for future purchases under the Repurchase Plans.
On August 8, 2018, at an in-person meeting, the Board of Directors approved an amended and restated investment advisory management agreement (the "Advisory Agreement"). The Advisory Agreement was amended to align the calculation of management fees with the timing of the deployment of assets during the quarter. Management fees will be calculated based on the lesser of the average value of gross assets as of the two most recently completed quarters and the average monthly value of gross assets during the most recently completed calendar quarter.
On August 8, 2018, the Board of Directors declared a distribution of $0.15 per share, payable on October 9, 2018 to stockholders of record as of September 24, 2018.

Report of Independent Registered Public Accounting Firm
To the Board of Directors and Stockholders of Apollo Investment Corporation
Results of Review of Financial Statements

We have reviewed the accompanying statement of assets and liabilities, including the schedule of investments, of Apollo Investment Corporation as of June 30, 2018, and the related statements of operations and of cash flows for the three-month periods ended June 30, 2018 and 2017 and the statement of changes in net assets for the three-month period ended June 30, 2018, including the related notes (collectively referred to as the “interim financial statements”). Based on our reviews, we are not aware of any material modifications that should be made to the accompanying interim financial statements for them to be in conformity with accounting principles generally accepted in the United States of America.

We have previously audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the statement of assets and liabilities, including the schedule of investments, of the Company as of March 31, 2018, and the related statements of operations, of changes in net assets and of cash flows for the year then ended (not presented herein), and in our report dated May 18, 2018, we expressed an unqualified opinion on those financial statements. In our opinion, the information set forth in the accompanying statement of assets and liabilities, including the schedule of investments, as of March 31, 2018, and the accompanying statement of changes in net assets for the year then ended, is fairly stated, in all material respects, in relation to the statement of assets and liabilities, including the schedule of investments, and the statement of changes in net assets from which they have been derived.

Basis for Review Results

These interim financial statements are the responsibility of the Company’s management. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We conducted our review in accordance with the standards of the PCAOB. A review of interim financial information consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with the standards of the PCAOB, the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

/s/ PricewaterhouseCoopers LLP
New York, New York
August 8, 2018

Shares

Common Stock

PROSPECTUS SUPPLEMENT

[Underwriters]

, 201

PART C
OTHER INFORMATION

PART C
OTHER INFORMATION

ITEM 25.	FINANCIAL STATEMENTS AND EXHIBITS
(1) Financial Statements
The following statements of Apollo Investment Corporation (the “Company” or the “Registrant”) are included in Part A of this Registration Statement:

Annual Audited Financial Statements:
Report of Independent Registered Public Accounting Firm
Statement of Assets and Liabilities as of March 31, 2018 and March 31, 2017
Statement of Operations for the years ended March 31, 2018, March 31, 2017 and March 31, 2016
Statement of Changes in Net Assets for the years ended March 31, 2018, March 31, 2017 and March 31, 2016
Statement of Cash Flows for the years ended March 31, 2018, March 31, 2017 and March 31, 2016
Schedule of Investments as of March 31, 2018 and March 31, 2017
Notes to Financial Statements

Unaudited Quarterly Financial Statements:
Statements of Assets and Liabilities as of June 30, 2018 and March 31, 2018
Statements of Operations for the three months ended June 30, 2018 and June 30, 2017
Statements of Changes in Net Assets for the three months ended June 30, 2018 and the year ended March 31, 2018
Statements of Cash Flows for the three months ended June 30, 2018 and June 30, 2017
Schedule of Investments as of June 30, 2018
Schedule of Investments as of March 31, 2018
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
(2) Financial Statements of Merx Aviation Finance, LLC

Annual Audited Financial Statements:
Independent Auditor Report
Consolidated Statements of Financial Position as of March 31, 2018 and March 31, 2017
Consolidated Statements of Operations for the years ended March 31, 2018, March 31, 2017 and March 31, 2016
Consolidated Statements of Other Comprehensive Income for the years ended March 31, 2018, March 31, 2017 and March 31, 2016
Consolidated Statements of Changes in Member's Equity for the years ended March 31, 2018, March 31, 2017 and March 31, 2016
Consolidated Statements of Cash Flows for the years ended March 31, 3018, March 31, 2017 and March 31, 2016
Notes to Consolidated Financial Statements
(3) Exhibits

(a)(1)	Articles of Amendment(1)

(a)(2)	Articles of Amendment and Restatement(2)

(b)(2)	Fifth Amended and Restated By-laws(16)

(c)	Not applicable

(d)(1)	Form of Stock Certificate (3)

(d)(2)	Form of Indenture for debt securities (7)

(d)(3)	Form T-1 Statement of Eligibility of U.S. Bank National Association, as Trustee, with respect to the Form of Indenture for debt securities (15)

(d)(4)	Indenture, dated as of October 9, 2012, between the Company and U.S. Bank National Association, as trustee (9)

(d)(5)	First Supplemental Indenture, dated as of October 9, 2012, relating to the 6.625% Senior Notes due 2042, between the Company and U.S. Bank National Association, as trustee (9)

(d)(7)	Second Supplemental Indenture, dated as of June 17, 2013, relating to the 6.875% Senior Notes due 2043, between the Company and U.S. Bank National Association, as trustee (9)

(d)(8)	Form of 6.875% Senior Notes due 2043 (contained in the Second Supplemental Indenture filed as Exhibit (d)(7) hereto) (10)

(d)(9)	Fourth Supplemental Indenture, dated as of March 3, 2015, relating to the 5.250% Notes due 2025, between the Company and U.S. Bank National Association, as trustee (12)

(d)(10)	Form of 5.250% Notes due 2025 (contained in the Fourth Supplemental Indenture filed as Exhibit (d)(9) hereto) (14)

(e)	Dividend Reinvestment Plan (3)

(f)	Not applicable

(g)	Third Amended and Restated Investment Advisory Management Agreement between Registrant and Apollo Investment Management, L.P. (16)

(h)	Underwriting Agreement*

(i)	Not applicable

(j)	Custodian Agreement (2)

(k)(1)	Form of Transfer Agency and Service Agreement (2)

(k)(2)	Amended and Restated Administration Agreement between Registrant and Apollo Investment Administration, LLC (6)

(k)(3)	Amended and Restated License Agreement between the Registrant and Apollo Management, L.P. (8)

(k)(4)	Amended and Restated Senior Secured Revolving Credit Agreement (11)

(l)(1)	Opinion and Consent of Miles & Stockbridge, P.C., special Maryland Counsel for the Registrant (15)

(l)(2)	Opinion and Consent of Skadden, Arps, Slate, Meagher & Flom LLP (15)

(m)	Not applicable

(n)(1)	Report of Independent Registered Public Accounting Firm on Financial Statement Schedule †

(n)(2)	Independent Registered Public Accounting Firm Consent †

(n)(3)	Consent of PricewaterhouseCoopers relating to the consolidated financial statements of Merx Aviation Finance LLC †

(n)(4)	Power of Attorney (15)

(n)(5)	Awareness Letter of Independent Registered Public Accounting Firm †

(p)	Not applicable

(q)	Not applicable

(r)(1)	Amended and Restated Code of Ethics for Apollo Investment Corporation (4)

(r)(2)	Code of Ethics of Apollo Investment Management, L.P.(4)

(1)
Incorporated by reference to the corresponding exhibit number to the Registrant’s pre-effective Amendment No. 1 to the Registration Statement under the Securities Act of 1933, as amended (333-124007), on Form N-2, filed on June 20, 2005.

(2)
Incorporated by reference to the corresponding exhibit number to the Registrant’s pre-effective Amendment No. 3 to the Registration Statement under the Securities Act of 1933, as amended (333-112591), on Form N-2, filed on April 1, 2004.

(3)
Incorporated by reference to the corresponding exhibit number to the Registrant’s pre-effective Amendment No. 1 to the Registration Statement under the Securities Act of 1933, as amended (333-112591), on Form N-2, filed on March 12, 2004.

(4)
Incorporated by reference to the corresponding exhibit number to the Registrant’s Registration Statement under the Securities Act of 1933, as amended (333-153879), on Form N-2, filed on October 7, 2008.

(5)	Incorporated by reference from the Registrant’s Form 10-K, filed on May 19, 2015.

(6)	Incorporated by reference from the Registrant’s Form 10-K, filed on May 26, 2010.

(7)
Incorporated by reference to the corresponding exhibit number to the Registrant’s pre-effective Amendment No. 1 to the Registration Statement under the Securities Act of 1933, as amended (333-170519), on Form N-2, filed on April 8, 2011.

(8)	Incorporated by reference from the Registrant’s Form 10-K, filed on May 23, 2012.

(9)	Incorporated by reference to Exhibits 4.1, 4.2 and 4.3, as applicable, to the Registrant’s Form 8-K (File No. 814-00646), filed on October 9, 2012.

(10)	Incorporated by reference to Exhibits 4.1 and 4.2, as applicable, to the Registrant’s Form 8-K (File No. 814-00646), filed on June 17, 2013.

(11)	Incorporated by reference to Exhibit 10.1 to the Registrant’s Form 8-K (File No. 811-00646), filed on April 30, 2015.

(12)	Incorporated by reference to Exhibits 4.1, 4.2, 5.1 and 5.2, as applicable, to the Registrant’s Form 8-K (File No. 814-00646), filed on March 3, 2015.

(13)
Incorporated by reference to Exhibit (o)(1) to the Registrant’s pre-effective Amendment No. 2 to the Registration Statement under the Securities Act of 1933, as amended (333-205660), on Form N-2, filed on July 14, 2015.

(14)
Incorporated by reference to the corresponding exhibit number to the Registrant’s post-effective Amendment No. 2 to the Registration Statement under the Securities Act of 1933, as amended (333-205660), on Form N-2, filed on December 20, 2016.

(15)	Incorporated by reference to the corresponding exhibit number to the Registrant's Registration Statement under the Securities Act of 1933, as amended (333-223567), on Form N-2, filed March 9, 2018

(16)	Incorporated by reference from the Registrant's Form 8-K, filed on August 10, 2018

†	Filed herewith.

*	To be filed by amendment.

ITEM 26.	MARKETING ARRANGEMENTS
The information contained under the heading “Plan of Distribution” in this Registration Statement is incorporated herein by reference and any information concerning any underwriters for a particular offering will be contained in the prospectus supplement related to that offering.

ITEM 27.	OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION
The following table sets forth the estimated expenses to be incurred in connection with the offering described in this registration statement:

Registration and filing fees	$174,300
Nasdaq Stock Market Listing Fee	$65,000
Printing (other than certificates)	$875,000
Accounting fees and expenses related to the offering	$500,000
Legal fees and expenses related to the offering	$1,000,000
Miscellaneous (e.g. travel) related to the offering	$18,750
Total (1)	$2,633,050

(1)	These amounts are estimates.
All of the expenses set forth above shall be borne by us.

*	$ 142,637 of this amount has been offset against a filing fee associated with unsold securities registered under a previous registration statement.

ITEM 28.	PERSONS CONTROLLED BY OR UNDER COMMON CONTROL
The following list sets forth each of the companies considered to be “controlled” by us, as defined by the Investment Company Act of 1940, at this date of this prospectus.

Name of Entity and Place of Organization	% of Voting Securities Owned
Apollo Asset Management LLC (Delaware)	100%	(3)
Dynamic Product Tankers (Prime), LLC (Marshall Islands)	85%	(1)
Merx Aviation Finance LLC (Delaware)	100%	(1)
Glacier Oil & Gas Corp. (f/k/a Miller Energy Resources, Inc.) (Tennessee)	48%	(1)
MSEA Tankers LLC (Marshall Islands)	98%	(1)
AIC Pelican Holdings, LLC (Delaware)	100%	(2)
AIC Spotted Hawk Holdings, LLC (Delaware)	100%	(2)
AIC SHD Holdings, LLC (Delaware)	100%	(2)
AIC SPV Holdings I, LLC (Delaware)	100%	(2)

1
This entity is an operating company and is not consolidated for financial reporting purposes. Under the 1940 Act, ASC 946, and the regulations pursuant to Article 6 of Regulation S-X, the Company is precluded from consolidating any entity other than another investment company or an operating company which provides substantially all of its services to benefit the Company.

2
This entity is a wholly-owned special purpose vehicle which only holds investments of the Company and has no other significant assets and liabilities. This entity is consolidated for financial reporting purposes.

3	Wholly-owned, non-operational entity.

ITEM 29.	NUMBER OF HOLDERS OF SECURITIES
The following table sets forth the approximate number of record holders of our common stock at October 9, 2018.

Title of Class	Number of Record Holders
Common stock, $0.001 par value per share	65

ITEM 30.	INDEMNIFICATION
Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty that is material to a cause of action resulting in a final judgment adverse to the director or officer. Our charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.
Maryland law requires a corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.
Our charter authorizes us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to obligate ourselves to indemnify any present or former director or officer or any individual who, while a director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer, and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. Our bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify and advance expenses to any present or former director or officer or any individual who, while a director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in that capacity and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. Our charter and bylaws also permit us to indemnify and advance expenses to any person who served a predecessor of us in any of the capacities described above and any of our employees or agents or any employees or agents of our predecessor, if any. In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.
The Investment Advisory Management Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, Apollo Investment Management, L.P. (the “Adviser”) and its officers, managers, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from the Apollo Investment for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of the Adviser’s services under the Investment Advisory Management Agreement or otherwise as an investment adviser of Apollo Investment.

The Administration Agreement provides that, absent willful misfeasance, bad faith or negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, Apollo Investment Administration, LLC and its officers, manager, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of Apollo Investment Administration, LLC’s services under the Administration Agreement or otherwise as administrator for Apollo Investment.
Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Apollo Investment pursuant to the foregoing provisions, or otherwise, we have been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by us of expenses incurred or paid by a director, officer or controlling person of Apollo Investment in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, we will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 31.	BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER
A description of any other business, profession, vocation or employment of a substantial nature in which the Adviser, and each managing director, director or executive officer of the Adviser, is or has been during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set forth in Part A of this Registration Statement in the sections entitled “Management.” Additional information regarding the Adviser and its officers and directors is set forth in its Form ADV, as filed with the SEC (SEC File No. 801-62840), and is incorporated herein by reference.

ITEM 32.	LOCATION OF ACCOUNTS AND RECORDS
All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules thereunder are maintained at the offices of:

(1)	the Registrant, Apollo Investment Corporation, 9 West 57th Street, New York, NY 10019;

(2)	the Transfer Agent, American Stock Transfer and Trust Company, 6201 15th Avenue, Brooklyn, NY 11219;

(3)	the Custodian, JPMorgan Chase Bank, 270 Park Avenue, New York, NY 10017;

(4)	the Adviser, Apollo Investment Management, L.P., 9 West 57th Street, New York, NY 10019; and

(5)	the Trustee, U.S. Bank National Association, Global Corporate Trust Services, 100 Wall Street, New York, NY 10005.

ITEM 33.	MANAGEMENT SERVICES
Not Applicable.

ITEM 34.	UNDERTAKINGS
(1) The Registrant hereby undertakes to suspend the offering of its units until it amends its prospectus if (a) subsequent to the effective date of its registration statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of the Registration Statement or (b) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

(2) Not applicable.
(3) Not applicable.

(4) The Registrant hereby undertakes:
1.(a) To file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement:
2.(i) to include any prospectus required by Section 10(a)(3) of the 1933 Act;
3.(ii) to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and
4.(iii) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.
5.(b) That, for the purpose of determining any liability under the 1933 Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered herein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof; and
6.(c) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering; and
7.(d) That, for the purpose of determining liability under the 1933 Act to any purchaser, if the Registrant is subject to Rule 430C: Each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the 1933 Act as part of a registration statement relating to an offering, other than prospectuses filed in reliance on Rule 430A under the 1933 Act, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness; PROVIDED, HOWEVER, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.
8.(e) That, for the purpose of determining liability of the Registrant under the 1933 Act to any purchaser in the initial distribution of securities, the undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:
(1) any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the 1933 Act;
(2) the portion of any advertisement pursuant to Rule 482 under the 1933 Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(3) any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.
(f) To file a post-effective amendment to the registration statement, and to suspend any offers or sales pursuant the registration statement until such post-effective amendment has been declared effective under the 1933 Act, in the event the shares of Registrant are trading below its net asset value and either (i) Registrant receives, or has been advised by its independent registered accounting firm that it will receive, an audit report reflecting substantial doubt regarding the Registrant’s ability to continue as a going concern or (ii) Registrant has concluded that a material adverse change has occurred in its financial position or results of operations that has caused the financial statements and other disclosures on the basis of which the offering would be made to be materially misleading.
(5) (a) For the purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of a registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 497 (h) under the Securities Act of 1933 shall be deemed to be part of the Registration Statement as of the time it was declared effective.

(b) For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.
(6) The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery within two business days of receipt of a written or oral request, any Statement of Additional Information.
(7) The Registrant undertakes that it will not sell any units consisting of combinations of securities that have not previously been described in a registration statement of the Registrant or an amendment thereto that was subject to review by the Commission and that subsequently became effective.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this registration statement on Form N-2 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 10th day of October, 2018.

APOLLO INVESTMENT CORPORATION

By:	/s/ Howard T. Widra
Howard T. Widra Chief Executive Officer
Pursuant to the requirements of the Securities Act of 1933, this registration statement on Form N-2 has been signed by the following persons in the capacities and on the dates indicated.

SIGNATURE	TITLE	DATE

/s/ John J. Hannan	Chairman of the Board and Director	October 10, 2018
John J. Hannan

/s/ Gregory W. Hunt	Chief Financial Officer and Treasurer (principal financial and accounting officer)	October 10, 2018
Gregory W. Hunt

/s/ Tanner Powell	President	October 10, 2018
Tanner Powell

/s/ James C. Zelter	Director	October 10, 2018
James C. Zelter

/s/ Jeanette W. Loeb*	Director	October 10, 2018
Jeanette W. Loeb

/s/ Barbara Matas	Director	October 10, 2018
Barbara Matas

/s/ Frank C. Puleo*	Director	October 10, 2018
Frank C. Puleo

/s/ R. Rudolph Reinfrank*	Director	October 10, 2018
R. Rudolph Reinfrank

/s/ Carl Spielvogel*	Director	October 10, 2018
Carl Spielvogel

/s/ Elliot Stein, Jr.*	Director	October 10, 2018
Elliot Stein, Jr.

/s/ Bradley J. Wechsler*	Director	October 10, 2018
Bradley J. Wechsler

*By:	/s/ Joseph D. Glatt
Joseph D. Glatt as Attorney-in-Fact

INDEX TO EXHIBITS

Exhibit Number	Exhibit

(n)(1)	Report of Independent Registered Public Accounting Firm on Financial Statement Schedule

(n)(2)	Independent Registered Public Accounting Firm Consent

(n)(3)	Consent of PricewaterhouseCoopers relating to the consolidated financial statements of Merx Aviation Finance LLC

(n)(4)	Power of Attorney

(n)(5)	Awareness Letter of Independent Registered Public Accounting Firm